UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant  ☒    Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a- 6(e)(2) )

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

AMERICAN SURGICAL HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.

☒	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

Common Stock, par value $0.001 per share, of American Surgical Holdings, Inc.

(2)	Aggregate number of securities to which transaction applies:

            shares common stock of American Surgical Holdings, Inc., consisting of (a)             outstanding shares of common stock of American Surgical Holdings, Inc., (b)             shares of common stock of American Surgical Holdings, Inc. underlying outstanding stock options with an exercise price less than the per share price, and (c)             shares of common stock of American Surgical Holdings, Inc. underlying outstanding warrants with an exercise price less than the per share price.

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(a) $2.87 per share, subject to adjustment as provided in the merger agreement, and (b) an amount per share equal to a final cash dividend, if any, equal to the cash on hand at closing of American Surgical Holdings, Inc., less certain minimum cash requirements as provided in the merger agreement, less the amount needed to pay any unpaid transaction and other expenses and less certain balance sheet adjustments as provided in the merger agreement, determined on a proportionate basis as provided in the merger agreement, and (c) a proportionate ownership interest in CMC Associates, LLC, an indirect wholly owned subsidiary of the Company that will be the beneficial owner of certain pending litigation and litigation rights, the value of which is unknown.

(4)	Proposed maximum aggregate value of transaction:

$42,848,042.00

(5)	Total fee paid:

$4,974.66

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

AMERICAN SURGICAL HOLDINGS, INC.

10039 Bissonnet Street, Suite 250

Houston, Texas 77036-7852

                    , 2011

To the Stockholders:

You are cordially invited to attend the special meeting of stockholders of American Surgical Holdings, Inc., a Delaware corporation (the “Company”), to be held on                     , 2011 at 10:00 a.m., Central Time, at the                                                                                                       . The attached proxy statement provides information regarding the matters to be acted on at the special meeting, including at any adjournment or postponement thereof.

At the special meeting you will be asked to consider and vote upon a proposal to adopt and approve an Agreement and Plan of Merger dated December 20, 2010, by and among the Company, AH Holdings, Inc., a Delaware corporation (“Parent”), and AH Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub has agreed to merge with and into the Company, with the Company continuing as the surviving corporation in the merger, as a privately held entity (the “Surviving Corporation”). Parent and Merger Sub are both controlled by investment funds affiliated with Great Point Partners I, L.P., a private equity fund.

If holders of record of a majority of the Company’s outstanding common stock, as of                     , 2011 vote to adopt and approve the merger agreement and the consummation of the merger, and the conditions in the merger agreement are satisfied or waived and the merger is completed, then unless you properly perfect your appraisal rights under Delaware law, at the effective time of the merger (the “Effective Time”), each share of your common stock issued and outstanding immediately prior to the Effective Time (other than the Rollover Shares (as hereinafter defined)) shall be converted into and represent the right to receive a cash amount equal to $2.87 per share, subject to adjustment as provided in the merger agreement (the “Per Share Price”) and the Additional Per Share Merger Consideration (as hereinafter defined), without interest (and less applicable withholding taxes). The Per Share Price and the Additional Per Share Merger Consideration are referred to together as the “Merger Consideration.”

The Company intends to distribute the following as additional merger consideration to each of the Company’s stockholders (including the Rollover Stockholders) at closing, and to holders of the Company’s stock options and warrants, upon exercise thereof: (i) a final cash dividend, if any, equal to the Company’s cash on hand at closing, less certain minimum cash requirements, less the amount needed to pay any unpaid transaction and other expenses and less certain balance sheet adjustments, as provided in the merger agreement, determined on a proportionate basis as provided in the merger agreement; and (ii) a proportionate ownership interest (the “CMC Interests”) in CMC Associates, LLC (“CMC”), an indirect wholly owned subsidiary of the Company that will be the beneficial owner of certain pending litigation and litigation rights (together, the “Additional Per Share Merger Consideration”).

Contemporaneously with the execution of the merger agreement, certain stockholders of the Company (including certain members of the Company’s management and key employees) who collectively own over 60% of the outstanding shares of the Company’s common stock entered into Stockholder Voting Agreements with Parent, whereby such stockholders agreed to vote the shares of common stock owned by them in favor of the adoption and approval of the merger agreement and the merger.

The Company’s board of directors (based upon a recommendation from the special committee) has unanimously determined that the merger agreement and the merger are advisable and fair to and in the best interests of holders of the Company’s common stock, including to the holders of the Company’s stock who are not Rollover Stockholders, as hereinafter defined (the “NonRollover Stockholders”), and has unanimously approved the merger agreement and the merger and recommends that the Company’s stockholders vote “FOR” the adoption and approval of the merger agreement and the merger. In arriving at their recommendation, the board and the special committee carefully considered a number of factors, which are described in the accompanying proxy statement, including the unanimous determination and recommendation of the special committee, comprised entirely of independent directors from the board.

When you consider the recommendation of the board to adopt and approve the merger agreement and the merger, you should be aware that some of the Company’s directors, executive officers and key employees have interests in the merger that are different from the interests of the Company’s NonRollover Stockholders. Contemporaneously with the execution of the merger agreement, Zak W. Elgamal and Jaime A. Olmo-Rivas, Jr. (together, the “Management Employees”) and certain other stockholders, who are key employees of the Company ( together with the Management Employees, the “Rollover Stockholders”) entered into exchange agreements, whereby immediately before the Effective Time, the Rollover Stockholders will exchange an aggregate of 2,234,707 shares of the Company’s common stock (which represents 22.5% of the shares owned by the Rollover Stockholders) (the “Rollover Shares”) for shares of the Parent’s Series A preferred stock representing, in the aggregate, approximately 14.92% of the outstanding shares of the Parent’s capital stock at closing. The remaining shares of the Company’s common stock owned by the Rollover Stockholders will be canceled and converted into the right to receive the Merger Consideration. In addition, both of the Management Employees have entered into employment agreements with Merger Sub providing that the Management Employees shall remain employed by the Surviving Corporation after the Effective Time and will each be granted stock options to purchase shares of common stock of the Parent. In addition, each of Jose Chapa, Jr. and Bland Chamberlain, III, key employees of the Company (the “Key Employees”) have entered into surgical assistant agreements with the Surviving Corporation.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES OF THE COMPANY’S COMMON STOCK YOU OWN. A FAILURE TO VOTE WILL COUNT AS A VOTE AGAINST THE MERGER. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, YOU ARE REQUESTED TO PROMPTLY VOTE YOUR SHARES BY COMPLETING, SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE TO MAKE SURE THAT YOUR SHARES ARE REPRESENTED AT THE SPECIAL MEETING. Voting in this manner will not prevent you from voting your shares of the Company’s common stock in person if you subsequently choose to attend the special meeting. If you submit a proxy, you may revoke it at any time before the vote is taken at the special meeting. To revoke your proxy, you must either provide a written notice of revocation to the Company’s Secretary, deliver a proxy dated after the date of the proxy you wish to revoke, or attend the special meeting and vote your shares of the Company’s common stock in person. Merely attending the special meeting will not constitute revocation of your proxy.

The accompanying proxy statement provides you with detailed information about the special meeting, the merger agreement and the merger. Please give this material your careful attention. The Company strongly recommends that you read the entire document carefully. You may also obtain more information about the Company from documents the Company has filed with the Securities and Exchange Commission.

Expenses incurred in the solicitation of proxies will be borne by the Company. Officers of the Company may make additional solicitations in person or by telephone.

As of                     , 2011,              shares of the Company’s common stock were outstanding. These shares are the only shares entitled to vote at the special meeting. Each share is entitled to one vote on each matter to be voted upon at the special meeting.

The Company’s shares of common stock are listed on the OTC Bulletin Board under the trading symbol “ASRG.” On the close of trading on the date the merger agreement was executed, the closing price of the Company’s common stock was $1.32 per share.

On behalf of the board, thank you for your cooperation and support.

Sincerely,

Zak W. Elgamal Chief Executive Officer

AMERICAN SURGICAL HOLDINGS, INC.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON                     , 2011

To the Stockholders of AMERICAN SURGICAL HOLDINGS, INC.:

NOTICE IS HEREBY GIVEN that a special meeting of the stockholders of American Surgical Holdings, Inc., a Delaware corporation (the “Company”), will be held on                     , 2011 at 10:00 a.m., Central Time, at                                                                                           , for the following purposes:

1.	To consider and vote upon a proposal to adopt and approve the Agreement and Plan of Merger, dated December 20, 2010, by and among the Company, AH Holdings, Inc. (“Parent”), an affiliate of Great Point Partners I, L.P. (“GPP”), and AH Merger Sub, Inc., a wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub has agreed to merge with and into the Company, with the Company continuing as the surviving corporation in the merger as a privately held entity, whereby (i) each share of your common stock issued and outstanding immediately prior to the effective date of the merger (the “Effective Time”) (other than the Rollover Shares (as defined in the merger agreement) and any Dissenting Shares (as defined in the merger agreement)), shall be converted into and represent the right to receive an amount equal to $2.87 per share, in cash, subject to adjustment as provided in the merger agreement and the Additional Per Share Merger Consideration (as defined below), without interest (and less applicable withholding taxes).

2.	To approve the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies in support of the merger agreement and merger proposal if there are insufficient votes at the time of the special meeting to adopt the merger agreement.

3.	To consider and transact such other business as may properly come before the special meeting or any adjournment or postponement thereof.

The accompanying proxy statement further describes the matters to be considered at the special meeting. A copy of the merger agreement has been included as Appendix A to the accompanying proxy statement.

The Company’s Board of Directors, based upon a recommendation of the special committee, has unanimously approved the merger agreement and the merger and recommends that the Company’s stockholders vote “FOR” the adoption and approval of the merger agreement and the merger.

The Company intends to distribute the following as additional merger consideration to each of the Company’s stockholders (including the Rollover Stockholders (as hereinafter defined)) and to holders of the Company’s stock options and warrants: (i) a final cash dividend, if any, equal to the Company’s cash on hand at closing, less certain minimum cash requirements, less the amount needed to pay any unpaid transaction and other expenses and less certain balance sheet adjustments, as provided in the merger agreement, determined on a proportionate basis as provided in the merger agreement; and (ii) a proportionate ownership interest (the “CMC Interests”) in CMC Associates, LLC (“CMC”), an indirect wholly owned subsidiary of the Company that will be the beneficial owner of certain pending litigation and litigation rights (together, the “Additional Per Share Merger Consideration”).

When you consider the recommendation of the board to adopt and approve the merger agreement and the merger, you should be aware that some of the Company’s directors, executive officers and key employees have interests in the merger that are different from, or in addition to, the interests of the holders of the Company’s common stock. See “Special Factors – Interest of Certain Company’ Officers and Directors in the Merger.”

The board has set                     , 2011 as the record date for the special meeting. Only holders of record of the Company’s common stock at the close of business on the record date will be entitled to notice of and to vote at the special meeting and any adjournment or postponement thereof. All stockholders of record on the record date are cordially invited to attend the special meeting in person. However, to assure your representation at the special meeting in case you cannot attend, you are urged to vote your shares of the Company’s common stock by completing, signing, dating and returning the enclosed proxy card as promptly as possible in the postage prepaid envelope enclosed. Please submit your proxy promptly whether or not you expect to attend the special meeting.

Submitting a proxy now will not prevent you from being able to vote at the special meeting by attending in person and casting a vote. If you hold your shares in “street name” through a bank, broker or custodian, you must obtain a legal proxy from such custodian in order to vote in person at the special meeting.

The Company’s stockholders have the right to dissent from the merger and obtain payment in cash of the fair value of their shares of the Company’s common stock under applicable provisions of Delaware law. In order to perfect and exercise appraisal rights, stockholders must give a written demand for appraisal of their shares of the Company’s common stock before the vote on the merger is taken at the special meeting and must not vote in favor of the merger. A copy of the applicable Delaware statutory provisions is included as Appendix B to the accompanying proxy statement, and a summary of these provisions can be found under “Special Factors – Rights of Dissenting Stockholders; Appraisal Rights” in the accompanying proxy statement.

A majority of the outstanding shares of the Company’s common stock entitled to vote at the special meeting must be represented in person or by proxy at the special meeting to constitute a quorum. Regardless of the number of shares you own, your vote is very important. The adoption and approval of the merger agreement and the merger requires the affirmative vote by the holders of a majority of the issued and outstanding shares of the Company’s common stock as of the record date. Adjournment or postponement of the special meeting, if necessary to solicit additional proxies, requires the approval of a majority of the votes cast. If there are not sufficient votes to approve the proposed merger at the time of the special meeting, the special meeting may be adjourned or postponed in order to permit further solicitation by the Company. YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON AND REGARDLESS OF THE NUMBER OF SHARES OF THE COMPANY’S COMMON STOCK YOU OWN, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY IN THE ENCLOSED PRE-ADDRESSED ENVELOPE AT YOUR EARLIEST CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. YOU MAY, OF COURSE, ATTEND THE SPECIAL MEETING, REVOKE YOUR PROXY AND VOTE IN PERSON EVEN IF YOU HAVE ALREADY RETURNED YOUR PROXY CARD.

Please do not send your stock certificates at this time. If the merger agreement is adopted and approved, you will be sent instructions regarding the surrender of your stock certificates.

BY ORDER OF THE BOARD OF

DIRECTORS,

Sincerely,

Zak W. Elgamal

Chief Executive Officer

Houston, Texas

                    , 2011

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THE TRANSACTION CONTEMPLATED IN THIS PROXY STATEMENT, PASSED UPON THE MERITS OR FAIRNESS OF THIS TRANSACTION, OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE INFORMATION CONTAINED IN THE ENCLOSED PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THE ENCLOSED PROXY STATEMENT, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THE ENCLOSED PROXY STATEMENT DOES NOT CONSTITUTE A SOLICITATION OF A PROXY IN ANY JURISDICTION FROM ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE A PROXY SOLICITATION IN SUCH JURISDICTION.

THE COMPANY URGES YOU TO READ AND CONSIDER CAREFULLY THE ENCLOSED PROXY STATEMENT IN ITS ENTIRETY.

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Page
WHERE YOU CAN FIND MORE INFORMATION	89
HOUSEHOLDING	90

Appendix A – Agreement and Plan of Merger dated December 20, 2010 by and among American Surgical Holdings, Inc., AH Holdings, Inc. and AH Merger Sub, Inc.

Appendix B – Section 262 of the Delaware General Corporation Law

Appendix C – Opinion of Howard Frazier Barker Elliott, Inc.

Appendix D – Annual Report on Form 10-K for the Year Ended December 31, 2009

Appendix E – Quarterly Report on Form 10-Q for the Quarter Ended September 30, 2010

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AMERICAN SURGICAL HOLDINGS, INC.

10039 Bissonnet Street, Suite 250

Houston, Texas 77036-7852

PROXY STATEMENT FOR SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON                     , 2011

We are providing these proxy materials to you in connection with the solicitation of proxies by the Board of Directors of American Surgical Holdings, Inc. for a special meeting of stockholders to be held on                     , 2011 and for any adjournment or postponement thereof. This proxy statement provides information that you should read before you vote on the proposals that will be presented to you at the special meeting. The special meeting will be held on                     at 10:00 a.m., Central Time, at                                                              .

In this proxy statement, we refer to American Surgical Holdings, Inc. as the “Company,” “we” or “us.” We refer to AH Holdings, Inc. as “Parent,” and we refer to Great Point Partners I, L.P. as “GPP.” We refer to AH Merger Sub, Inc. as “Merger Sub.”

This proxy statement and a proxy card are first being mailed on or about                     , 2011 to people who owned shares of the Company’s common stock as of the close of business on                     , 2011.

SUMMARY TERM SHEET

This Summary Term Sheet and the “Questions and Answers About the Special Meeting” immediately following this Summary Term Sheet are intended only to highlight selected information contained elsewhere in this proxy statement and may not contain all the information that is important to you. To more fully understand the terms of the merger agreement and the related transactions therein, including the merger, you should read carefully this entire proxy statement, all of its appendices, and the documents incorporated by reference into this proxy statement before voting. See “Where You Can Find More Information.” The merger agreement is attached as Appendix A to this proxy statement. The Company encourages you to read the entirety of the merger agreement as it is the legal document that governs the merger. The Company has included section references to direct you to a more complete description of the topics described in this Summary Term Sheet. In this proxy statement, the term “the Company” refer to American Surgical Holdings, Inc. and its subsidiaries.

The Parties to the Merger

The Company

The Company, through its wholly owned subsidiaries, including American Surgical Assistants, Inc., or ASA, provides professional surgical assistant services to patients, surgeons, and healthcare institutions. The Company provides service in Houston, Corpus Christi and San Antonio, Texas, Lawton, Oklahoma, Suffolk, Virginia, Memphis, Tennessee and Augusta, Georgia. The Company’s principal executive offices are located at 10039 Bissonnet Street, Suite 250, Houston, Texas 77036-7852. The telephone number of the Company’s principal executive offices is (713) 779-9800 and its website address is www.asainc.us. Information contained on this website does not constitute part of this proxy statement. Please read the discussion under the headings “The Parties to the Merger – The Company” and “Other Important Information Regarding the Company.”

Parent

AH Holdings, Inc., or Parent, was formed as a corporation in Delaware on October 5, 2010 for the sole purpose of entering into the merger agreement and engaging in the merger. Parent was formed by entities affiliated with Great Point Partners I, L.P., or GPP, a private equity fund that specializes in providing capital to participants in the healthcare industry. Upon closing of the merger, the Company will be a wholly owned subsidiary of Parent. Parent’s principal office address is 165 Mason Street, 3rd Floor, Greenwich, Connecticut 06830. Its telephone number is (203) 971-3300. Please read the discussion under the headings “The Parties to the Merger – Parent” and “Other Important Information Regarding Parent, Merger Sub and GPP and Its Affiliates.”

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Merger Sub

AH Merger Sub, Inc., or Merger Sub, is a wholly owned subsidiary of Parent and an affiliate of GPP and was formed as a corporation in Delaware on May 26, 2010 for the sole purpose of entering into the merger agreement and engaging in the merger. Merger Sub’s principal office address is 165 Mason Street, 3rd Floor, Greenwich, Connecticut 06830 and its telephone number is (203) 971-3300. Please read the discussion under the headings “The Parties to the Merger – Merger Sub” and “Other Important Information Regarding Parent, Merger Sub and GPP and Its Affiliates.”

The Merger Agreement and the Merger

On December 20, 2010, the Company entered into the merger agreement with Parent and Merger Sub, which provides, among other things, for the merger, with the Company continuing as the surviving corporation, as a private entity. Please read the discussion under the heading “Proposal 1 – Approval of the Merger Agreement and the Merger.”

You are being asked to consider and vote on a proposal to adopt and approve the merger agreement and the merger. If holders of a majority of the Company’s outstanding shares of common stock approve the merger agreement and the merger and the other conditions to the closing of the merger are satisfied or waived, upon closing of the merger, the merger will be consummated. The Company’s stockholders (other than Zak W. Elgamal, Jaime A. Olmo-Rivas, Jr. Jose Chapa, Jr. and Bland Chamberlain, III, whom we refer to as the rollover stockholders) will no longer have a direct or indirect equity interest in the Company, and the Company’s common stock will no longer be listed on the OTC Bulletin Board or any other stock exchange as a result of the merger.

In connection with the merger agreement, the voting agreements, the exchange agreements, the employment agreements, the surgical assistant agreements and the assumption agreement have been executed. At the closing of the merger, the stockholders’ agreement and the formation agreement will also be executed. Please read the discussion under the heading “The Transaction Documents.”

Merger Consideration

Per Share Price

Upon the closing of the transactions contemplated by the merger, each share of common stock, par value $0.001 per share, of the Company issued and outstanding immediately prior to the closing (other than (x) any common stock owned directly or indirectly by the Parent or the Company or any of their respective subsidiaries, including certain shares owned by the rollover stockholders, which we collectively refer to as the excluded shares and (y) any dissenting shares (as defined in the merger agreement)), shall be converted into and represent the right to receive an amount equal to $2.87 per share, in cash, subject to adjustment as provided in the merger agreement, which is referred to as the per share price, and the additional per share merger consideration, as defined in the merger agreement. The per share price and the additional per share merger consideration are together referred to as the “merger consideration.” Please read the discussion under the heading “Proposal 1 –Approval of the Merger Agreement and the Merger.”

Additional Per Share Merger Consideration

In connection with the merger, the Company will distribute as additional merger consideration to each of the Company’s stockholders (including the rollover stockholders) and the holders of the Company stock options and Company warrants (A) an amount per share equal to (1) the final cash dividend, if any, which is anticipated to be equal to the maximum amount determined at least five business days but no more than eight business days prior to the closing based on the formula set forth in the merger agreement divided by (2) the number of shares of common stock plus the Cashless Exercise Option Shares (as defined in the merger agreement) plus the number of shares of common stock issuable upon exercise of the Company warrants each as outstanding as of the closing; and (B) a proportionate ownership interest in CMC Associates, LLC, or CMC, an indirect wholly owned

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subsidiary of the Company that will be the beneficial owner of certain pending litigation and litigation rights, as described more fully below under “The Transaction Documents-Formation Agreement and Class Action Litigation.” The additional cash per share merger consideration and the additional equity per share merger consideration are together referred to as the additional per share merger consideration.

When evaluating the additional equity per share merger consideration, you should consider that the primary asset of CMC is its right to receive any settlement amounts upon a favorable resolution of certain pending and potential future class action litigation described herein and referred to as the assigned litigation. There can be no assurances as to the amounts, if any, that CMC will receive upon resolution of the assigned litigation. In view of this uncertainty, the Company is unable to determine the value of the CMC ownership interests at the present time and there can be no assurances that the CMC ownership interests will have any value in the future.

Option Consideration

Each outstanding stock option to purchase common stock that is not exercised prior to the closing shall be canceled and converted into the right to receive an amount equal to (i) a cash payment equal to (A) the excess, if any, of (1) the per share price over (2) the exercise price per share of common stock subject to such Company stock option, multiplied by (B) the number of shares of common stock for which such Company stock option shall not theretofore have been exercised plus (ii) (A) the additional per share merger consideration multiplied by (B) the number of shares of common stock issuable upon exercise of the unexercised Company stock options if they were exercised on a cashless basis, which are referred to as the cashless exercise option shares. Please read the discussion under the heading “Proposal 1 – Approval of the Merger Agreement and the Merger.”

Warrant Consideration

Each outstanding warrant to purchase common stock that is not exercised prior to the closing shall represent the right to receive (i) a cash payment equal to (A) the excess, if any, of (1) the per share price over (2) the exercise price per share of common stock subject to such Company warrant, multiplied by (B) the number of shares of common stock for which such Company warrant shall not theretofore have been exercised plus (ii) (A) the additional per share merger consideration multiplied by (B) the number of common shares for which such Company warrant shall not theretofore have been exercised, which is referred to as the warrant consideration.

Please read the discussion under the heading “Proposal 1 – Approval of the Merger Agreement and the Merger.”

Rollover Shares

Each share of the Company’s common stock owned by a rollover stockholder that is exchanged for shares of Parent’s Series A preferred stock pursuant to an exchange agreement, which we refer to as the rollover shares, will be converted into and represent the right to receive the additional per share merger consideration, which consideration shall be paid directly to the rollover stockholders. Accordingly, rollover stockholders will receive both Parent’s Series A preferred stock and additional per share merger consideration for rollover shares. Rollover stockholders will not receive the per share price for rollover shares.

Special Dividends

Under the merger agreement, the Company is permitted to pay cash dividends on up to three occasions prior to closing in an amount equal to the Company’s cash on hand, less $1 million, less the amount needed to pay any unpaid transaction and other expenses, and less the amount of certain other balance sheet adjustments as computed in accordance with the merger agreement. A sample calculation of the permitted dividend amount is included as Exhibit E to the merger agreement. Assuming the Company is able to declare a dividend based upon this formula prior to the closing of the merger, the Company intends to consider doing so, assuming it does not otherwise have a business need for the excess cash. At present, the Company cannot predict whether its cash on

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hand prior to closing will be sufficient such that it will be permitted to pay a dividend in accordance with the formula in the merger agreement. In addition, even if the Company is permitted to pay a dividend based on the merger agreement, it cannot predict whether it will have a business need for the cash that would prevent it from doing so. As a result there can be no assurances as to the amount, if any, of any cash dividends that may be paid by the Company prior to the closing. However, if the Company anticipates that it will have excess cash at closing, based upon the formula in the merger agreement, the Company anticipates that such cash will be paid as additional per share merger consideration. Thus, if the Company elects not to pay dividends prior to closing even though it is able to do so, this decision will likely increase the amount of the additional per share merger consideration paid at closing. Please read the discussion under the heading “Proposal 1 – Approval of the Merger Agreement and the Merger.”

Transaction Documents

Stockholder Voting Agreements

In connection with the merger agreement, the rollover stockholders, who collectively own more than 60% of the issued and outstanding shares of the Company’s common stock, entered into voting agreements with the Parent whereby they have agreed to vote the shares of common stock owned by them in favor of the adoption of the merger agreement and the consummation of the merger. The voting agreements will terminate upon the closing or if the merger agreement is terminated in accordance with its terms. Please read the discussion under the heading “The Transaction Documents – Stockholder Voting Agreements.”

Exchange Agreements and Stockholders’ Agreement

Contemporaneously with the execution of the merger agreement, the rollover stockholders have each entered into exchange agreements, whereby immediately before the closing, each of the rollover stockholders will exchange 22.5% of the shares of the Company’s common stock owned by them, or the rollover shares, for shares of Series A preferred stock of the Parent that will represent, in the aggregate, approximately 14.9% of the Parent’s outstanding shares of capital stock at the closing. The Series A preferred stock will be convertible into shares of the Parent’s voting common stock. Holders of the Series A preferred stock will be entitled to vote along with the Parent’s voting common stock on an as-converted basis. In addition, the holders of Series A preferred stock will vote as a class with the holders of the Parent’s Series B preferred stock. The transactions contemplated by the exchange agreements will not occur if the merger agreement is terminated in accordance with its terms.

By virtue of the exchange agreements, the rollover stockholders will also become parties to a stockholders’ agreement among Parent, GPP I-AH, LLC, a Delaware limited liability company and an affiliate of GPP, and each of the rollover stockholders. The stockholders’ agreement will, among other things, provide for restrictions on the transfer of Parent’s capital stock, create certain options with respect to such capital stock, and set forth certain corporate governance provisions applicable to Parent after the closing of the merger. The rights of all of the holders of the outstanding capital stock of Parent will be governed by the stockholders’ agreement and by the Amended and Restated Certificate of Incorporation of Parent, each of which will become effective only upon the occurrence of the closing. Please read the discussion under the heading “The Transaction Documents – Exchange Agreements” “The Transaction Documents – Amended and Restated Certificate of Incorporation of Parent” and “The Transaction Documents – Stockholders’ Agreement.”

Amended and Restated Certificate of Incorporation.

Immediately prior to the closing, the Parent will file the Parent’s Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, which shall provide for the rights, preferences and privileges following the merger of the holders of the Parent’s Series A preferred stock, Series B preferred stock and common stock, and other related matters. Please read the discussion under the heading “The Transaction Documents – Stockholders’ Agreement; Amended and Restated Certificate of Incorporation.”

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Employment and Surgical Assistant Agreements

As part of the transactions contemplated by the merger agreement, the Merger Sub has also entered into an employment agreement with each of Zak W. Elgamal and Jaime A. Olmo-Rivas, Jr. each of whom is currently an officer of the Company, and has entered into a surgical assistant agreement with each of Jose Chapa, Jr. and Bland Chamberlain, III each of whom is currently a key employee of the Company. These agreements will become effective only upon the occurrence of the closing and will replace each of their current employment and service agreements with the Company.

Each employment agreement will have an initial term commencing at the closing and expiring on the second anniversary of the end of the month in which the closing occurs. Each employment agreement will be automatically renewed for one additional one-year term unless notice of nonrenewal is given by either party at least 90 days prior to the expiration of the initial term. Compensation includes an annual base salary of $386,250, as adjusted from time to time by the board of directors of the Company following the merger, an annual incentive bonus of up to a maximum of 100% of base salary based on achievement of certain revenue and EBITDA (earnings before interest, taxes, depreciation and amortization) targets, and an additional business development incentive bonus equal to 12.5% of the increase in the Company’s EBITDA over the base EBITDA target.

Under each employment agreement, within 30 days of the closing, the employee will be granted an option to acquire 1.75% of the Parent’s voting common stock on such date. The option will vest 50% upon achievement of certain EBITDA targets during a twelve-month calendar year period provided such EBITDA target is achieved within 36 months of the closing and the remaining 50% will vest upon achievement of a second EBITDA target during a twelve-month calendar period provided such EBITDA target is achieved within 48 months of the closing.

Each surgical assistant agreement will have an initial term commencing at the closing and expiring on the second anniversary thereof. The surgical assistant agreements will automatically renew for one-year terms and may be terminated upon 15 days’ notice. Compensation includes an annual base salary and a discretionary annual bonus, as set forth in each agreement.

Each employment and surgical assistant agreement may be terminated for cause, without cause or for good reason. Also, each employment agreement and surgical assistant agreement contains a non-compete with respect to the businesses in which the Company and its subsidiaries are engaged in following the merger in Texas, Oklahoma and within 25 miles of any city in which the Company is engaged in business. Please read the discussion under the headings “The Transaction Documents – “Employment Agreements” and “The Transaction Documents – Surgical Assistant Agreements.”

Formation Agreement

As a condition precedent to the transactions contemplated by the merger agreement, ASA will transfer up to $100,000 in cash and assign its rights in claims under certain class action litigation in which ASA is currently or may become a class member and the right to participate in certain other potential class action litigation and all obligations and liabilities related to these transferred assets, whether known or unknown, contingent, absolute or otherwise, to CMC, a newly formed, wholly owned subsidiary of ASA. Prior to the closing, ASA will also transfer all of its ownership interests in CMC to the Company. At the closing of the merger, ASA will enter into a formation agreement with CMC and the ownership interests will be distributed as additional per share merger consideration in accordance with the merger agreement. The merger agreement provides that a proportionate portion of the CMC ownership interests will be held and not distributed to the extent that any stockholders may exercise their right to dissent from the merger and as payment of additional per share merger consideration upon the exercise of outstanding warrants. Please read the discussion under the heading “The Transaction Documents-Formation Agreement and Class Action Litigation.”

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When evaluating the additional equity per share merger consideration, you should consider that the primary asset of CMC is its right to receive any settlement amounts upon a favorable resolution of the assigned litigation. There can be no assurances as to the amounts, if any, that CMC will receive upon resolution of the assigned litigation. In view of this uncertainty, the Company is unable to determine the value of the CMC ownership interests at the present time and there can be no assurances that the CMC ownership interests will have any value in the future.

Conditions to Consummate the Merger

Each party’s obligation to effect the merger is subject to the satisfaction or waiver of various conditions, which include, but are not limited to the following:

•

The holders of a majority of the outstanding shares of the Company’s common stock shall have approved the merger agreement and the merger. Stockholders owning more than 60% of the issued and outstanding shares of common stock of the Company have entered into an agreement to vote in favor of the merger;

•	No order by any court or law, statute, rule, regulation, or requirement of any government entity that prohibits the consummation of the merger shall be in effect

•

The representations and warranties of the Company set forth in the merger agreement, disregarding any limitation as to “materiality” or “Company Material Adverse Effect” (as defined in “Proposal 1 –Approval of the Merger Agreement and the Merger – Representations and Warranties”) set forth in the merger agreement, shall be true and correct both as of the date of the merger agreement and as of the closing with the same force and effect as if made at the closing (or, if given as of a particular date, as of such date or period), except where the failure of any such representations and warranties to be true and correct would not, individually or in the aggregate, have a Company Material Adverse Effect;

•

The Company shall have, in all material respects, performed all obligations and complied with all covenants and agreements required to be performed or complied with by it under the merger agreement at or prior to the closing;

•

There shall not have been or occurred any fact, circumstance, event, effect, development or occurrence which, individually or in the aggregate has had or would reasonably be expected to have, a Company Material Adverse Effect;

•	The total number of dissenting shares shall not exceed ten percent (10%) of the outstanding shares of the Company’s common stock as of the closing;

•

Each of Mr. Elgamal and Mr. Olmo-Rivas shall be employed by the Company pursuant to their respective employment agreements with the Merger Sub, and neither of them shall have indicated that they intend to resign;

•	The Company’s certification from the Joint Commission shall not have been revoked or suspended;

•	The Parent and Merger Sub shall have obtained, on terms and conditions satisfactory to Parent, funded debt financing of not less than $17.5 million; and

•	The Company shall have cash or cash equivalents in an amount equal or greater than the sum of $1 million plus the Company’s transaction and other expenses that remain unpaid as of closing.

At any time before the merger, Parent and Merger Sub may waive the conditions applicable to the Company, and the Company may waive the conditions applicable to Parent and Merger Sub. While circumstances may change, the parties do not expect that any conditions will be waived. Please read the discussion under the heading “Proposal 1 – Approval of the Merger Agreement and the Merger – Conditions to Consummate the Merger.”

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Conduct of the Business Pending the Merger

The merger agreement sets forth certain covenants relating to the operation of the Company’s business prior to the closing. These covenants, in general, require the Company to obtain the prior written consent of the Merger Sub, which consent shall not be unreasonably withheld or delayed, for a material deviation from the ordinary course operation of the Company’s business consistent with past practices. Under the terms of the merger agreement, prior to the closing the Company is permitted to pay cash dividends on up to three occasions in an amount equal to the Company’s cash on hand, less $1 million, less the amount required to pay certain transaction and other expenses, and less the amount of certain balance sheet adjustments, as computed in accordance with the merger agreement. A sample calculation of the permitted dividend amount is included as Exhibit E to the merger agreement. Assuming the Company is able to declare a dividend based upon this formula prior to the closing of the merger, the Company intends to consider doing so, assuming it does not otherwise have a business need for the excess cash. At present, the Company cannot predict whether its cash on hand prior to closing will be sufficient such that it will be permitted to pay a dividend in accordance with the formula in the merger agreement. In addition, even if the Company is permitted to pay a dividend based on the merger agreement, it cannot predict whether it will have a business need for the cash that would prevent it from doing so. As a result there can be no assurances as to the amount, if any, of any cash dividends that may be paid by the Company prior to the closing. However, if the Company anticipates that it will have excess cash at closing, based upon the formula in the merger agreement, the Company anticipates that such cash will be paid as additional per share merger consideration. Thus, if the Company elects not to pay dividends prior to closing even though it is able to do so, this decision will likely increase the amount of the additional per share merger consideration paid at closing. Please read the discussion under the heading “Proposal 1 – Approval of the Merger Agreement and the Merger – Conduct of the Business Pending the Merger.”

Restrictions on Solicitation of Other Acquisition Proposals

Pursuant to the merger agreement, the Company and its directors, officers, employees, financial advisors, legal counsel, accountants, consultants, agents and other representatives shall:

•

immediately cease all existing activities, discussions, negotiations and communications with any person with respect to an Acquisition Proposal (as defined in “Proposal 1 – Approval of the Merger Agreement and the Merger – No Solicitation by the Company; Change of Recommendation – No Solicitation by the Company”) and request the return or destruction of all confidential information previously provided;

•

not, directly or indirectly, solicit, initiate or encourage, or take any action which could be reasonably expected to facilitate, an Acquisition Proposal, or the making of an inquiry, offer or proposal relating to, or that may reasonably be expected to lead to an Acquisition Proposal;

•

not engage in discussions, negotiations or communications with, or provide any information or data concerning the Company or any of its subsidiaries to, any person relating to, or that may reasonably be expected to lead to, an Acquisition Proposal;

•

not grant any waiver under Section 203 of the Delaware General Corporation Laws or not enter into any agreement, arrangement or understanding with respect to or that may reasonably be expected to lead to any Acquisition Proposal, or otherwise endorse, any Acquisition Proposal; and

•	not resolve to do any of the foregoing.

At any time prior to obtaining the adoption and approval of the merger agreement and the merger by the Company’s stockholders, the Company may, if (a) the Company receives a bona fide written Acquisition Proposal not involving a breach of the above-referenced non-solicitation restrictions, and (b) the board (upon receipt of a recommendation by the special committee) (i) determines in good faith, after consulting with its independent outside legal counsel, that such action is reasonably necessary to comply with its fiduciary duties to the Company’s stockholders under Delaware law; and (ii) determines in good faith, after consultation with

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outside counsel and after receiving advice from a financial advisor experienced in such matters, that such Acquisition Proposal constitutes or would reasonably be expected to result in a Company Superior Proposal (as defined in “Proposal 1 – Approval of the Merger Agreement and the Merger – No Solicitation by the Company; Change of Recommendation – No Solicitation by the Company”):

•

furnish information with respect to the Company and its subsidiaries to the person making such Acquisition Proposal, but only after such person enters into a confidentiality agreement with the Company (which confidentiality agreement shall contain terms no less favorable to the Company than those contained in the confidentiality agreement with GPP); and

•	participate in discussions and negotiations with the person (or its representatives) who made such Acquisition Proposal.

The Company, as promptly as practicable, but in any event within 24 hours of a determination by the board that an Acquisition Proposal constitutes a Company Superior Proposal or a potential superior proposal (in each case, as defined in the merger agreement) will notify Parent of the proposal specifying in detail the terms and conditions of such proposal and the identity of the person making the proposal. The Company will promptly provide Merger Sub any non-public information provided to the person making such proposal, which was not previously provided to Merger Sub.

Termination of the Merger Agreement

The merger agreement also grants the parties certain rights upon termination. The merger agreement may be terminated:

•	Upon the mutual written agreement of the Company and Parent;

•

By either the Company or Parent, if the Effective Time has not occurred on or before May 4, 2011, or the end date, provided that this right shall not be available to a party whose failure to perform any of its obligations under the merger agreement has been the primary cause of, or resulted in, the failure of the merger to be consummated by the end date;

•

By either the Company or Parent, after the issuance of a judgment, order, injunction or decree or the occurrence of any action permanently restraining, enjoining or otherwise prohibiting the consummation of the merger; provided that the party seeking to terminate the merger agreement shall have used its best efforts to have any such injunction lifted;

•

By either the Company or Parent, if at the special meeting holders of a majority of the issued and outstanding shares of the Company’ common stock do not approve and adopt the merger agreement and the merger; provided, however, that the Company may not seek to terminate the merger agreement if it has breached its obligations regarding the filing of this proxy statement, the convening of the special meeting or the use of best efforts to consummate the merger;

•

By the Company, if Parent or Merger Sub breaches or fails to perform any of their respective representations, warranties, covenants and agreements set forth in the merger agreement or any such representations or warranties become untrue, and such breach or failure (i) would result in a failure of a closing condition set forth in the merger agreement and (ii) cannot be or has not been cured within 10 days after the giving of written notice to Parent of such breach;

•	By the Company, prior to obtaining the stockholder approval of the merger, in connection with a Company superior proposal if the Company has complied with the terms of the merger agreement;

•

By Parent, if the Company breaches or fails to perform any of its representations, warranties, covenants and agreements set forth in the merger agreement or any such representations or warranties become untrue, and such breach or failure (i) would result in a failure of a closing condition set forth in the merger agreement and (ii) cannot be or has not been cured within 10 days after the giving of written notice to the Company of such breach;

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•	By Parent, if a Company Adverse Recommendation Change (as defined in “The Merger Agreement – No Solicitation by Company; Change of Recommendation – Change of Recommendation”) shall have occurred;

•

By Parent if (A) the Company or any of its representatives shall have intentionally breached its obligation (i) not to solicit Acquisition Proposals, (ii) to provide Merger Sub any non-public information provided to any person making a Company Superior Proposal or potential superior proposal not previously provided to Merger Sub no later than the date it is provided to each person, or (iii) to file and mail this proxy statement and call the special meeting, (B) the Company shall have failed to convene and hold the special meeting within 45 days of the date that this proxy statement is cleared by the SEC, or (C) the Company shall have entered into an acquisition agreement with respect to an Acquisition Proposal; and

•

By Parent if (A) the Company settles any stockholder litigation against the Company or its directors relating to the transactions contemplated by the merger agreement without Parent’s prior written consent and (B) such settlement either (i) is not covered by the Company’s insurance policy (or such coverage is denied by the applicable insurance carrier), (ii) does not involve only the payment of monetary damages, or (iii) involves only the payment of money damages, but such payment is in excess of the policy limits under such insurance policy.

Please read the discussion under the heading “Proposal 1 – Approval of the Merger Agreement and the Merger – Termination of the Merger Agreement.”

Effect of Termination of the Merger Agreement; Termination Fee

It is possible the merger will not be completed if the Company’s stockholders do not approve and adopt the merger agreement and the merger, or if certain other conditions are not satisfied or waived or the merger agreement is terminated. The merger agreement provides for the payment of certain fees in certain circumstances when the merger agreement is terminated.

In the event that (a) any person makes a bona fide Acquisition Proposal, the merger agreement is terminated because the closing has not occurred by May 4, 2011, and within nine months of such termination, the Company enters into a definitive agreement or other agreement with respect to such Acquisition Proposal, (b) the merger agreement is terminated by Parent as a result of a Company Adverse Recommendation Change, or certain willful violations of the merger agreement by the Company or certain failures by the Company to comply with requirements related to the timely mailing of proxy materials or the holding of the special meeting, or (c) the merger agreement is terminated by the Company because the Company pursues another transaction as a result of an Acquisition Proposal, then the Company shall pay to Parent a termination fee in a cash amount equal to $1,500,000 no later than two business days following, in the case of (a), the Company’s execution of a definitive agreement with respect to an Acquisition Proposal, and in the case of (b) or (c), termination of the merger agreement.

In the event the Company does not pay the termination fee when due, the Company shall also be required to reimburse the Parent for any costs and expenses incurred by Parent and Merger Sub (including attorneys’ fees) in connection with the collection and enforcement of the termination fee. Please read the discussion under the heading “Proposal 1 – Approval of the Merger Agreement and the Merger – Effect of Termination of the Merger Agreement; Termination Fee.”

Requisite Stockholder Vote

Each share of the Company’s common stock held by stockholders of record on the record date will be entitled to vote and is entitled to one vote. The adoption and approval of the merger agreement and the merger requires the affirmative vote of the holders of a majority of the shares of the Company’s common stock issued

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and outstanding on the record date. The rollover stockholders, who collectively own more than 60% of the issued and outstanding shares of the Company’s common stock, have entered into voting agreements with the Parent whereby they have agreed to vote the shares of common stock owned by them in favor of the adoption of the merger agreement and the consummation of the merger. The Company’s stockholders should vote by completing, signing and dating their proxy card and sending it to the Company (which vote may be revoked at any time before the special meeting). Properly authenticated proxies voted “abstain” at the special meeting will have the effect of a vote against the adoption and approval of the merger agreement and the merger. In addition, shares of the Company’s common stock that are not voted at the special meeting, including shares of the Company’s common stock held in “street name” for which instructions are not given to the broker on how to vote, will have the effect of a vote against the adoption and approval of the merger agreement and the merger. Please see the discussion under the heading “Information Concerning the Special Meeting.”

Special Meeting and Record Date

The special meeting of the Company’s stockholders will be held on                     , 2011 at 10:00 a.m., Central Time, at the                                                                                                       , to vote on the proposal to adopt and approve the merger agreement and the merger. Only the Company’s stockholders of record on the record date are entitled to receive notice of and vote at the special meeting. On the record date, there were             shares of the Company’s common stock outstanding, which shares were held by approximately         record holders. Please see the discussion under the heading “Information Concerning the Special Meeting.”

Recommendation of the Special Committee and the Board

Certain of the Company’s officers and directors have interests in the merger that are different from the interests of the Company’s other stockholders. Accordingly, the Company’s board of directors formed a special committee comprised of Dr. Michael Kleinman and Dr. Charles Bailey, each of whom is a non-management independent director. The members of the special committee have no material interest in the merger that differs from the interests of the other stockholders (other than the rollover stockholders). The special committee was charged with reviewing, evaluating and, as appropriate, negotiating or rejecting the merger agreement or any alternative proposal in each case as the independent directors considered to be in the best interests of the Company and its stockholders (other than the rollover stockholders).

The special committee has unanimously determined that the merger agreement and the merger are advisable, fair to and in the best interests of the Company and its stockholders (other than the rollover stockholders), and recommended that the board adopt and approve the merger agreement and the merger and that the stockholders of the Company adopt and approve the merger agreement and the merger.

After considering many factors, including the unanimous recommendation of the special committee, the board has unanimously:

•	determined that the merger agreement and the merger are advisable, fair to and in the best interests of the Company and its stockholders (other than the rollover stockholders);

•	adopted and approved the merger agreement and the merger; and

•	recommended that the Company’s stockholders adopt and approve the merger agreement and the merger.

Accordingly, the special committee and the board, acting upon the recommendation of the special committee, after considering many factors, unanimously recommend that you vote “FOR” the adoption and approval of the merger agreement and the merger. Please see the discussion under the heading “Special Factors – Reasons for the Merger and Recommendation of the Special Committee and the Board.”

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Reasons for the Recommendation of the Special Committee and the Board

Each of the special committee and the board believes that the merger is both procedurally and substantively fair to the Company’s stockholders (other than the rollover stockholders). Their belief is based upon their knowledge and analysis of the Company, as well as the factors discussed in this proxy statement under the section entitled “Special Factors – Reasons for the Merger and Recommendation of the Special Committee and the Board.”

Opinion of Howard Frazier Barker Elliott, Inc. to the Special Committee

In connection with the merger, the special committee received an opinion from Howard Frazier Barker Elliott, Inc., or HFBE, to the effect that, as of December 19, 2010, and based upon the assumptions made, matters considered and limits of review set forth therein, the consideration, without interest, to be received by the Company’s stockholders (other than the rollover stockholders) was fair, from a financial point of view, to such holders. For purposes of its analysis, HFBE assumed the consideration to be paid to the NonRollover Stockholders in the merger would be $2.87 per share of the Company’s common stock. The full text of HFBE’s opinion, which sets forth the procedures followed, assumptions made, matters considered, limits of review undertaken and other matters considered by HFBE in preparing its opinion, is attached as Appendix C to this proxy statement. The Company strongly recommends that stockholders carefully read the full text of HFBE’s written opinion.

HFBE’s opinion addresses only the fairness, from a financial point of view, of the per share price to be received by the Company’s stockholders (other than the rollover stockholders) as of the date of such opinion and does not address any other aspect of the merger. HFBE’s opinion is not intended to be, and does not constitute, advice or a recommendation to the board, the special committee, or any stockholder as to how to act or vote with respect to the merger or related matters. Please read the discussion under the heading “Special Factors – Opinion of Howard Frazier Barker Elliott, Inc. to Special Committee.”

Completion and Effectiveness of the Merger

The Company and Parent are working to complete the merger as soon as possible. Subject to the approval of the merger agreement and the merger by the holders of a majority of the Company’s common stock outstanding on the record date, the Company anticipates completing the merger as soon as practicable following the satisfaction or waiver of the conditions set forth in the merger agreement. The Company expects that all such conditions will be satisfied or waived within 2 business days following the special meeting. The closing will occur upon the filing of a Certificate of Merger with the Secretary of State of the State of Delaware in accordance with Delaware law, or at such later time as is agreed to by the parties hereto and specified in the Certificate of Merger. See “Proposal 1 – Approval of the Merger Agreement and the Merger – Conditions to Consummate the Merger.”

Appraisal Rights

If a stockholder of the Company fulfills several procedural requirements, including not voting in favor of the approval and adoption of the merger agreement and the merger, Delaware law entitles such stockholder to a judicial appraisal of the fair value of the shares of the Company’s common stock held by such stockholder. Please read the discussion under the heading “Special Factors – Rights of Dissenting Stockholders; Appraisal Rights.”

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QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

The following questions and answers are intended to address briefly some commonly asked questions regarding the merger, the merger agreement and the special meeting. These questions and answers may not address all questions that may be important to you as a stockholder of the Company. Please refer to the “Summary Term Sheet” and the more detailed information contained elsewhere in this proxy statement, the appendices to this proxy statement, and the documents incorporated by reference into this proxy statement, which you should read carefully and in their entirety.

Q:	WHY AM I RECEIVING THIS PROXY STATEMENT AND PROXY CARD?

A: You are receiving this proxy statement and proxy card because you are a record or beneficial holder of the Company’s common stock and consequently you are being asked to consider and vote upon important matters at the special meeting.

Q:	WHEN AND WHERE IS THE SPECIAL MEETING?

A: The special meeting will be held on                     , 2011 at 10:00 a.m., Central Time, at                                                                                                       , Houston, Texas.

Q:	WHAT MATTERS WILL BE CONSIDERED AND VOTED ON AT THE SPECIAL MEETING?

A: At the special meeting, you will be asked to consider and vote on the following:

•	to adopt and approve the merger agreement and the merger;

•

to approve the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies in support of the merger agreement and merger proposal if there are insufficient votes at the time of the special meeting to adopt the merger agreement; and

•	to transact such other business as may properly come before the special meeting or any adjournment or postponement thereof.

Q:	HOW DO THE SPECIAL COMMITTEE AND BOARD RECOMMEND THAT I VOTE?

A: Each of the special committee and the board has unanimously determined that the merger agreement and merger are advisable and fair to and in the best interests of the Company and the stockholders, including to the holders of the Company’s stock who are not rollover stockholders, and the special committee and the board have adopted and approved the merger agreement and the merger, and each recommends that the Company’s stockholders vote “FOR” the approval and adoption of the merger agreement and the merger. See “Special Factors – Reasons for the Merger and Recommendation of the Special Committee and the Board.” The board also recommends that you vote “FOR” the proposal to approve the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies in support of the merger agreement and merger proposal.

Q: WHY ARE THE COMPANY AND PARENT PROPOSING THE MERGER?

A: The Company believes that the merger will provide immediate and fair value to its stockholders (other than the rollover stockholders) for their interest in the Company. The Company and Parent believe that structuring the transaction as a merger is preferable to other transaction structures because it will enable Parent to acquire all of the equity of the Company at one time and provides the opportunity for the Company’s stockholders (other than the rollover stockholders) to receive fair value for their shares, payable in cash. Parent believes that it is best for the Company to operate as a privately held entity because the Company will have greater operating flexibility, allowing management to concentrate on long-term growth, reduce its focus on the quarter-to-quarter performance often emphasized by the public markets and pursue alternatives that the Company may not have as a public company. In addition, Parent believes that the Company’s future business prospects can be improved through GPP’s active participation in the strategic direction and operation of the Company. To review the reasons for the merger in greater detail, see “Special Factors – Background of Merger,” “Special

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Factors – Reasons for the Merger and Recommendation of the Special Committee and the Board” and “The Merger – Purpose and Reasons for the Merger.”

Q:	WHO IS ENTITLED TO VOTE AT THE SPECIAL MEETING?

A: All stockholders of record as of the close of business on the record date will be entitled to notice of, and to vote at, the special meeting.

Q:	HOW MANY SHARES MUST BE PRESENT TO HOLD THE SPECIAL MEETING?

A: The holders of a majority of all outstanding shares of the Company’s common stock must be present, in person or represented by proxy, at the special meeting in order to hold the special meeting and conduct business, which shall constitute a quorum. If you submit a properly executed proxy card, then your shares of the Company’s common stock will be counted as part of the quorum. Abstentions, shares of the Company’s common stock that are the subject of broker non-votes and shares of the Company’s common stock held in street name in a discretionary account will also be counted in determining the presence of a quorum.

Q:	WHEN DO YOU EXPECT TO COMPLETE THE MERGER?

A: The merger cannot be completed until certain conditions have been satisfied or waived, including among other things, the adoption and approval of the merger agreement and the merger by holders of a majority of the outstanding shares of the Company’s common stock. Unless the merger agreement has been terminated prior to the special meeting, the adoption and approval of the merger agreement will occur at the special meeting because the rollover stockholders, who collectively own more than 60% of the issued and outstanding shares of the Company’s common stock, entered into voting agreements with the Parent whereby they have agreed to vote the shares of common stock owned by them in favor of the adoption of the merger agreement and the consummation of the merger. The merger will become effective upon the later of the date and time of the filing of the certificate of merger with the Secretary of State of the State of Delaware or such later date and time as may be specified in the certificate of merger with the consent of the parties. The filing of the certificate of merger will occur as promptly as practicable after the conditions to completion of the merger have been satisfied or waived. The parties are working toward completing the merger as quickly as possible and anticipate closing the merger during the first quarter of 2011. See “Proposal 1 – Approval of the Merger Agreement and the Merger – Conditions to Consummate the Merger.”

Q:	WHAT WILL I RECEIVE IN THE MERGER?

A: As a stockholder (but not a rollover stockholder) of the Company, you will be entitled to receive the following for each share of your common stock of the Company issued and outstanding immediately prior to the closing:

•	$2.87 per share, in cash, subject to adjustment as provided in the merger agreement;

•

a final cash dividend, if any, equal to the Company’s estimated cash on hand at closing, less certain minimum cash requirements as provided in the merger agreement, less the amount needed to pay any unpaid transaction and other expenses as provided in the merger agreement and less certain balance sheet adjustments as provided in the merger agreement, determined on a proportionate basis as provided in the merger agreement; and

•

an ownership interest in CMC, an indirect wholly owned subsidiary of the Company that will be the beneficial owner of certain pending litigation and litigation rights, determined on a proportionate basis as provided in the merger agreement. See “The Transaction Documents-Formation Agreement and Class Action Litigation” and “Special Factors – Formation Agreement.”

Q:	WILL A CASH DIVIDEND BE PAID AT CLOSING?

A: The Company intends to pay a dividend at closing, which will be treated as additional per share merger consideration, if it has the excess cash to do so. Between five and eight business days prior to the closing, the

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Company will prepare an estimated closing balance sheet. It will then determine if it has excess cash by subtracting $1 million plus the amount of certain unpaid transaction and other expenses from its estimated cash on hand at closing. The Company will also reduce its excess cash by any balance sheet adjustments it is required to make in accordance with the merger agreement based on its estimated closing balance sheet. If these calculations show that the Company has excess cash, it is anticipated that such excess cash will be paid as additional per share merger consideration pursuant to the terms of the merger agreement. If the Company is able to pay dividends prior to the closing and elects to do so, this will reduce the amount of any final dividend paid at closing. The purpose of the final dividend is to allow the Company to “sweep” the excess cash not required to remain in the Company at the time of the closing and pay this cash, if any, to stockholders as additional per share merger consideration. At present, the Company cannot predict whether it will have any excess cash and whether it will pay any dividend at closing. See “Proposal 1 – Approval of the Merger Agreement and the Merger.”

Q:	WILL I RECEIVE A CERTIFICATE TO EVIDENCE MY OWNERSHIP INTEREST IN CMC?

A: No. Because CMC is a limited liability company, the ownership interests in it do not need to be represented by stock certificates or any other type of certificate. Your ownership interest in CMC will initially be reflected by the merger agreement and the operating agreement of CMC and will only exist in electronic form. Following the closing, CMC will notify you of the percentage interest you own in it. The transfer of your interests in CMC will likely be restricted pursuant to CMC’s operating agreement. In the future, CMC may, but is not required to, issue certificates to represent its ownership interests. See “The Transaction Documents-Formation Agreement and Class Action Litigation.”

Q:	HOW CAN I DETERMINE THE VALUE OF THE OWNERSHIP INTEREST I WILL RECEIVE IN CMC AS PART OF THE ADDITIONAL PER SHARE MERGER CONSIDERATION?

A: The merger consideration includes an ownership interest in CMC, an indirect wholly owned subsidiary of the Company that will be the beneficial owner of certain pending litigation and litigation rights. The pending litigation and litigation rights are three active cases, and rights to participate in a potential class action against one insurance company, related to the non-payment or underpayment for services rendered by the Company’s subsidiary prior to December 31, 2008. The beneficial ownership in any settlement from those cases will be transferred to CMC prior to the closing. All of the pending litigation and litigation rights relate to class actions. This means that the case must be resolved, and if resolved favorably, that the lump sum payment must have been allocated among class participants before the Company will know how much CMC will receive with respect to any class action lawsuit. At present, only one of the three active cases has been settled and the settlement proceeds have not yet been allocated among the class participants. As a result, the Company is unable to determine the value of an ownership interest in CMC at the present time and there can be no assurances that an interest in CMC will have any value in the future. See “The Transaction Documents-Formation Agreement and Class Action Litigation.”

Q:	WHAT SHOULD I DO NOW IN ORDER TO VOTE ON THE MERGER?

A: After carefully reading this document, please indicate on your proxy card how you want to vote and sign and mail it in the enclosed return envelope, as soon as possible, so that your shares of the Company’s common stock may be represented at the special meeting.

Q:	WHAT HAPPENS IF I DO NOT VOTE?

A: Because the affirmative vote by the holders of a majority of the outstanding shares of the Company’s common stock is required to approve and adopt the merger agreement and the merger, if you fail to vote, it will have the same effect as if you voted “AGAINST” the merger.

Q:	IF MY BROKER HOLDS MY SHARES IN “STREET NAME,” WILL MY BROKER VOTE MY SHARES FOR ME?

A: If a broker holds your shares of the Company’s common stock for your benefit but not in your own name, your shares of the Company’s common stock are held in “street name.” In that case, your broker will send

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you a voting instruction form to use in voting your shares of the Company’s common stock. Please follow the instructions on the voting instruction form your broker sends you. If your shares of the Company’s common stock are held in your broker’s name and you wish to vote in person at the special meeting, you must contact your broker and request a document called a “legal proxy.” You must bring this legal proxy to the special meeting. Brokers who hold shares of the Company’s common stock in street name for customers have the authority to vote on “routine” proposals when they have not received instructions from beneficial owners. However, brokers are precluded from exercising their voting discretion with respect to the approval of non-routine matters such as the approval and adoption of the merger agreement and the merger. As a result, without specific instructions from you, if your shares of the Company’s common stock are held in street name, your broker will not be able to vote your shares of the Company’s common stock (referred to as a “broker non-vote”). A broker non-vote will have the same effect as if you voted “AGAINST” the merger, but will have no effect on the proposal to adjourn the special meeting, if necessary or appropriate.

Q:	WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

A: It means that you have multiple accounts at the transfer agent and/or with brokers, banks or other nominees. Please sign and return all proxy cards that you receive to ensure that all your shares of the Company’s common stock are voted.

Q:	HOW ARE VOTES COUNTED?

A: For the proposal to adopt and approve the merger agreement and the merger, you may vote “FOR,” “AGAINST” or “ABSTAIN.” If you abstain or do not vote on the proposal, it will have the same effect as if you voted “AGAINST” the merger agreement and the merger. In addition, if your shares are not represented at the special meeting or if your shares are held in the name of a broker, bank or other nominee, and your broker, bank or other nominee does not receive specific instructions from you on how to vote, it will have the effect of a vote “AGAINST” the merger agreement. See “Information Concerning the Special Meeting.”

Q:	WHAT VOTE OF THE COMPANY’S STOCKHOLDERS IS REQUIRED TO APPROVE AND ADOPT THE MERGER AGREEMENT AND THE MERGER AND THE PROPOSAL TO ADJOURN THE SPECIAL MEETING, IF NECESSARY OR APPROPRIATE?

A: The approval and adoption of the merger agreement and the merger requires the affirmative vote by the holders of a majority of the outstanding shares of the Company’s common stock as of the record date. Adjournment of the special meeting, if necessary to solicit additional proxies, requires the approval of a majority of the votes cast. The rollover stockholders, who collectively own more than 60% of the issued and outstanding shares of the Company’s common stock, have entered into voting agreements with the Parent whereby they have agreed to vote the shares of common stock owned by them in favor of the adoption of the merger agreement and the consummation of the merger. See “Transaction Documents – Stockholder Voting Agreements.”

Q:	WHAT DO I NEED TO DO NOW?

A: The Company asks that you please vote by proxy, whether or not you plan on attending the special meeting in person. If your shares of the Company’s common stock are held in your name, you can submit your proxy by mail, by completing, signing, dating, and returning the enclosed proxy card in the enclosed postage-paid envelope before 9:00 a.m., Central Time, on                     , 2011. If you submit a proxy, but do not specify how you want your shares of the Company’s common stock to be voted, they will be voted “FOR” the adoption and approval of the merger agreement and the merger and “FOR” the proposal to adjourn the special meeting, if necessary or appropriate. If your shares of the Company’s common stock are registered differently or are in more than one account, you will receive more than one proxy card. Please complete and return all of the proxy cards you receive to ensure that all of your shares of the Company’s common stock are voted.

Q:	HOW DO THE COMPANY’S DIRECTORS AND EXECUTIVE OFFICERS INTEND TO VOTE?

A: The directors of the Company have indicated that they intend to vote “FOR” adoption and approval of the merger agreement and the merger and “FOR” the proposal to adjourn the special meeting, if necessary or

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appropriate. In addition, the rollover stockholders, who are parties to the voting agreements, own over 60% of the issued and outstanding shares of the Company’s common stock, and have agreed to vote their shares of the Company’s common stock “FOR” the adoption and approval of the merger agreement and the merger. See “The Transaction Documents – Stockholder Voting Agreements.”

Q:	WHAT DO I DO IF I WANT TO CHANGE MY VOTE AFTER I HAVE MAILED MY SIGNED PROXY CARD?

A: You may revoke or change your proxy at any time prior to its use at the special meeting by giving a written direction to the Secretary of the Company to revoke your proxy, delivering a proxy dated after the date of the proxy you wish to revoke, or attending the special meeting and voting in person. See “Information Concerning the Special Meeting.”

Q:	HOW DO I GET THE CASH IN EXCHANGE FOR MY SHARES OF THE COMPANY’S COMMON STOCK OR FOR MY STOCK OPTIONS OR WARRANTS?

A: A bank or trust company, mutually agreed to by Parent and the Company, will be engaged to act as paying agent for stockholders (other than with respect to the rollover shares owned by the rollover stockholders) and holders of Company warrants in connection with the merger. After the closing of the merger, the paying agent will send such stockholders and holders of Company warrants written instructions for surrendering their shares of the Company’s common stock or exercising their Company warrants. If you hold shares of the Company’s common stock or Company warrants in physical form, please do not send in your stock certificates or warrant exercise forms to the paying agent now. If you own Company stock options, you must surrender specific documentation to the Company and the Company will remit to you the option consideration less any required withholding taxes. See “Proposal 1 – Approval of the Merger Agreement and the Merger – Exchange Procedures.”

Q:	HOW WILL THE MERGER AFFECT HOLDERS OF THE COMPANY’S COMMON STOCK, STOCK OPTIONS AND WARRANTS?

A: The paying agent will distribute to holders of the Company’s outstanding common stock (other than with respect to rollover shares owned by the rollover stockholders) a cash amount equal to the per share price and the cash portion of the additional per share merger consideration. Following the closing, CMC will notify you of the percentage interest you have received in CMC as a result of the merger. Each holder of unexercised Company stock options will receive for each share of the Company’s common stock issuable under such options, an amount equal to the difference between the per share price and the exercise price as well as the additional per share merger consideration. After the closing, each outstanding Company warrant will only represent the right to receive the warrant consideration. See “Summary Term Sheet – Merger Consideration” and “Proposal 1 –Approval of the Merger Agreement and the Merger.”

Q:	WILL I HAVE THE OPPORTUNITY TO EXERCISE APPRAISAL RIGHTS IN THE MERGER?

A: Yes. Under Delaware law, the Company’s stockholders are entitled to appraisal rights in connection with the merger. Any Company stockholder who wants to exercise appraisal rights must strictly comply with the rules governing the exercise of appraisal rights or else lose those appraisal rights. If a Company stockholder returns a signed proxy card not marked “AGAINST” or “ABSTAIN” with respect to the approval and adoption of the merger agreement and the merger, such proxy will be voted “FOR” the approval and adoption of the merger agreement and the merger and will result in that stockholder waiving his, her or its appraisal rights. The Company has described the procedures for exercising appraisal rights in this proxy statement and has attached the provisions of Delaware law that govern appraisal rights as Appendix B. See “Special Factors – Rights of Dissenting Stockholders; Appraisal Rights.”

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Q:	I DO NOT KNOW WHERE MY STOCK CERTIFICATE, OPTION CERTIFICATE OR WARRANT CERTIFICATE IS – HOW WILL I GET MY CASH AND MY MEMBERSHIP INTEREST CERTIFICATE FOR CMC?

A: The materials the paying agent will send you after completion of the merger will include the procedures that you must follow if you cannot locate your stock certificate or warrant certificate. This will include an affidavit that you will need to sign attesting to the loss of your certificate. You may also be required to provide a bond to the paying agent and the Company in order to cover any potential loss and follow other procedures. If you cannot locate your stock option agreement, you must contact the Company following the completion of the merger for instructions on how to proceed. See “Proposal 1 – Approval of the Merger Agreement and the Merger – Exchange Procedures.”

Q:	WHAT HAPPENS IF I SELL MY SHARES BEFORE THE SPECIAL MEETING?

A: The record date for the special meeting is earlier than the date set for the special meeting and the date that the merger is expected to be completed. If you transfer your shares of the Company’s common stock after the record date, but before the special meeting, you will retain your right to vote at the special meeting, but will have transferred the right to receive the merger consideration in the merger. In order to become entitled to receive the merger consideration, you must hold your shares of the Company’s common stock through the closing. If the Company declares a dividend prior to the closing of the merger and you transfer your shares of the Company’s common stock after the record date for such dividend, but before the payment date of such dividend, you will have transferred to right to receive the dividend.

Q:	WHAT EFFECTS WILL THE PROPOSED MERGER HAVE ON THE COMPANY?

A: As a result of the proposed merger, the Company will cease to be a publicly traded company and will be owned directly by Parent and controlled by GPP. You, as a stockholder (other than as a rollover stockholder), will no longer have any interest in the Company’s future earnings or growth, and dividends, if any. In addition, upon consummation of the proposed merger, the Company’s common stock will no longer be listed on any exchange or quotation system.

Q:	WHAT HAPPENS IF ONE OF THE PARTIES TO THE MERGER TERMINATES THE MERGER AGREEMENT?

A: Under specified circumstances, the Company may be required to pay Parent a termination fee equal to $1,500,000.

Q:	WHAT HAPPENS TO SHARES OF THE COMPANY’S COMMON STOCK IF THE MERGER IS NOT CONSUMMATED?

A: If the merger is not consummated, stockholders will not receive any payment for their shares in connection with the merger. Instead, the Company will remain an independent public company, investors will continue to hold the Company’s common stock and the Company’s common stock will continue to be listed and traded on the OTCBB. Thereafter, if you want to sell your shares of the Company’s common stock, you will need to sell that stock in the open market or in a privately negotiated transaction in compliance with applicable securities laws, and the price you would receive for that stock would be subject to market fluctuations.

Q:	WHAT ARE THE MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER?

A: The receipt of cash and property for the Company common stock pursuant to the merger, including as a result of the exercise of appraisal rights, will be a taxable transaction for United States federal income tax purposes. Generally, a beneficial holder of the Company’s common stock who receives cash and property in exchange for shares of the Company’s common stock pursuant to the merger will recognize a gain or loss for federal income tax purposes equal to the difference, if any, between the amount of cash received plus the fair

17

market value of the property received and the beneficial holder’s adjusted tax basis in the shares of the Company’s common stock surrendered pursuant to the merger. You should consult your tax advisor on how specific tax consequences of the Merger apply to you. See “Special Factors – Material U.S. Federal Income Tax Consequences of the Merger.”

Q:	WILL ANY OTHER BUSINESS BE CONDUCTED AT THE SPECIAL MEETING?

A: The board knows of no business, other than as set forth in the attached Notice of Special Meeting, that will be presented at the special meeting. If any other proposal properly comes before the stockholders for a vote at the special meeting, the persons named in the proxy card that accompanies this proxy statement will, to the extent permitted by law and to the extent the Company was not notified of the proposal in a reasonable amount of time before the Company’s solicitation, vote your shares of the Company’s common stock in accordance with their judgment on such matter.

Q:	WHO IS SOLICITING MY VOTE?

A: This proxy solicitation is being made and paid for by the Company. The Company’s directors, officers and employees may also solicit proxies by personal interview, mail, e-mail, telephone, facsimile or by other means of communication. These persons will not be paid additional remuneration for their efforts. The Company will also request brokers and other fiduciaries to forward proxy solicitation material to the beneficial owners of shares of the Company’s common stock that the brokers and fiduciaries hold of record.

Q:	WHO CAN ANSWER MY QUESTIONS?

A: You can find more information about the Company from various sources described under “Where You Can Find More Information.” If you have questions about the special meeting, where to send your proxy or other matters with respect to voting after reading this proxy statement, you should contact:

American Surgical Holdings, Inc.

10039 Bissonnet Street, Suite 250

Houston, Texas 77036-7852

Attn: Henry Y. L. Toh, Lead Independent Director

Telephone: (713) 779-9800

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SPECIAL FACTORS

Background of the Merger

Determination to seek strategic alternatives

Since June 2009, the Board of Directors of the Company (the “Board”) has discussed from time to time the possibility of pursuing strategic alternatives for the Company in light of market, economic, industry, legislative, competitive and other conditions and developments, as well as the Company’s historical stock price and its relative illiquidity and the costs of operating as a public company.

Establishment of the M&A Committee and Special Committee

On August 12, 2009, the Board ratified the creation of a Mergers and Acquisitions Committee (the “M&A Committee”) to explore strategic opportunities. Following initial discussions, the M&A Committee voted to interview and select a financial advisor to assist the Company in its review and consideration of various strategic options. The Board selected Henry Y. L. Toh, Zak W. Elgamal, and Jaime A. Olmo-Rivas, Jr., our lead independent director, our Chief Executive Officer and our Chief Operating Officer, respectively, to serve as members of the M&A Committee. The M&A Committee reviewed the qualifications of certain advisory firms to serve as the financial advisor to the Company in connection with a strategic transaction. After some discussion, the M&A Committee unanimously approved Polaris Group (“Polaris”) to serve as the Company’s financial advisor in connection with a review of strategic opportunities. The Company entered into an engagement letter with Polaris on July 10, 2009, which engagement was ratified by the Board on August 12, 2009. The M&A Committee discussed the advantages and disadvantages of strategic options including a widespread solicitation of market interest in the Company and determined, with Polaris’ advice, that Polaris should initiate a broad canvass of the market to solicit possible interest in an acquisition of the Company and/or other strategic options. The M&A Committee directed Polaris to begin preparation of the relevant materials and documents required to initiate a sale transaction process.

On December 2, 2009, the Board established a Special Committee of the Board (the “Special Committee”), which establishment was ratified and the duties of the Special Committee further clarified by the Board on September 23, 2010. After considering the independence of the members of the Special Committee and whether there existed any conflicts of interest or financial or other interests that might impair such member’s independence, Dr. Charles W. Bailey, Jr. and Dr. Michael H. Kleinman were appointed as members. The Special Committee members asked that Mr. Toh, as our lead independent director, act as an advisor to the Special Committee and as a liaison between the Special Committee, the M&A Committee, and the Company’s management. The Special Committee members were charged with and given the authority to: (i) direct the activities of Polaris and the M&A Committee on behalf of the Company in connection with any potential sale of the Company; (ii) negotiate the terms and conditions of any potential transaction involving the sale of the Company; (iii) approve and recommend to the Company’s stockholders, or reject, in its sole discretion, any proposal relating to a proposed transaction involving the sale of the Company; and (iv) engage and consult independent legal counsel and financial advisors. The Special Committee established general minimum requirements for the transactions the Company should consider, which primarily related to a minimum percentage of the Company to be sold in the transaction, the value to be received by minority stockholders at the closing of the transaction in relation to the majority stockholders of the Company, the circumstances under which equity would be an acceptable form of consideration in the transaction, and a desire not to consider proposals to purchase stock only from the management stockholders. Further, the Special Committee was charged with the responsibility of making recommendations to the Board at such time and in such manner as the Special Committee considered appropriate with respect to any such potential strategic transaction.

At its December 10, 2009 meeting, the Special Committee discussed the role of separate legal counsel in connection with performing its duties and fulfilling its responsibilities. The Special Committee considered law firms and attorneys with the appropriate experience and background to serve as independent legal counsel to the Special Committee and thereafter unanimously approved the retention of Thompson and Knight, LLP

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(“Thompson Knight”) to serve as independent legal counsel to the Special Committee. Further, the Special Committee recommended that the Board approve separate legal counsel – Broad and Cassel – to represent the Company and the Board.

On December 12, 2009, the members of the Special Committee ratified the M&A Committee’s prior selection of Polaris and memorialized its decision to retain Polaris to advise on strategic options including a widespread solicitation of market interest in the Company and initiation of a broad search of the market to solicit possible interest in an acquisition of the Company and/or other strategic options.

Between late August 2009 and late-December 2009, Polaris, in its canvass of the marketplace, distributed “blind” summaries of the Company and its business, which summaries did not identify the Company by name, to 35 potential strategic and financial parties. Between late August 2009 and mid-December 2009, 24 recipients of the blind summaries, which included 10 possible strategic partners and 14 possible financial partners, requested additional information regarding the Company. Following receipt of executed non-disclosure and confidentiality agreements, Polaris contacted each interested party for initial discussions after which it distributed a more detailed information memorandum regarding the Company, its business, financial results and prospects to 14 parties, which included five possible strategic partners and nine possible financial partners. An additional six prospects expressed a high level of interest in the Company and its business sector but declined to pursue a transaction for a variety of reasons, including but not limited to: (i) the Company’s size; (ii) the Company’s regional concentration; (iii) concern over the requirements and costs of operating the Company as a public company; and (iv) concern over the Company’s ability to sustain its growth and gross margins. Various parties requested calls and/or meetings with the Company’s management. Four parties indicated interest in pursuing further discussions. Between September 2009 and November 2009, the Company held meetings with representatives of the four parties that indicated interest in pursuing further discussions. Following the discussions and meetings, each of the four parties submitted non-binding written proposals, one of which did not meet the general minimum structure set by the Special Committee as described above. Three parties submitted non-binding offers in the forms of letters of intent (“LOI”) or indications/expressions of interest (“IOI”) which met the general minimum requirements. Following additional calls and/or meetings with the Company’s management during November 2009, each of the three parties submitted revised LOI’s/IOI’s, as more fully described below. At its December 19, 2009 meeting, the Special Committee reviewed each of the three proposals and authorized Mr. Toh and Marshall G. Webb, a representative of Polaris, to engage in negotiations with each of the parties that submitted an LOI or IOI. During the period in which the Company pursued strategic alternatives, various other private equity firms and strategic buyers entered into confidentiality agreements and performed varying amounts of due diligence, and at times provided verbal indications of interest, none of which developed into or were confirmed in written offers, indications of interest or letters of intent as none was in a position to meet the Company’s minimum transaction requirements.

Offer from Private Equity Firm A

Following receipt of a blind summary from Polaris in August 2009 and an information memorandum in September 2009, a private equity firm (“Private Equity Firm A”) and the Company had preliminary discussions regarding a possible acquisition of the Company. Following discussions, Private Equity Firm A provided the Company with an initial list of due diligence questions on September 9, 2009. Throughout the remainder of September and October 2009, Private Equity Firm A requested additional information and held calls and meetings with Polaris and the Company’s management, including, requests for the Company’s current financial results and forecasts for growth.

In mid-November 2009, Private Equity Firm A submitted a non-binding offer in the form of an IOI to purchase 100% of the stock owned by the Company’s four principals, including shares underlying their stock options, at an aggregate price of $26.1 million, of which $13.0 million would be payable at closing for the purchase of 88.3% of the fully diluted shares owned by the four principals. The four principals would have a right to put their remaining 11.7% to Private Equity Firm A for either (i) an additional $13.1 million contingent upon the average 2010 and 2011 earnings before income taxes, depreciation and amortization (“EBITDA”)

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equaling $10.5 million or more; or (ii) $7.0 million contingent upon the average 2010 and 2011 EBITDA equaling at least $7.5 million but less than $10.5 million. This transaction represented the purchase of approximately 64% of the stock of the Company, computed on a fully diluted basis. Polaris, on behalf of the Company, expressed that this was not the type of transaction that either the Company or its principal stockholders wished to consider as the Board was seeking a transaction for the benefit of all the stockholders. Late in November 2009, following additional discussions with Polaris and the Company’s management, Private Equity Firm A issued a modified non-binding offer in the form of an IOI to purchase newly issued preferred shares of the Company which would (a) be convertible into a 70% ownership interest in the Company post transaction but prior to giving effect to the issuance of common stock upon the exercise of outstanding warrants and options, (b) have an 8% dividend, and (c) have voting rights on an as converted basis. The offer was based on an assumed enterprise value of $27.5 million. Under the proposed terms of the IOI, Private Equity Firm A would invest $8.75 million in cash in the Company and would raise an additional $15.0 million in debt financing for the Company. The collective proceeds of the equity investment and debt financing would be paid as a dividend to the Company’s stockholders and the Company’s stockholders would retain a 30% ownership interest in the Company. The Special Committee considered this offer but determined that Polaris, on behalf of the Company, should further negotiate the terms of Private Equity Firm A’s offer in order to obtain a higher valuation for the Company’s stockholders. Following additional discussions and calls, Private Equity Firm A revised its proposal further and submitted a non-binding LOI early in January 2010. The LOI was a revision of Private Equity Firm A’s second IOI and increased the Company’s enterprise value to $46.0 million. The LOI increased the amount of Private Equity Firm A’s investment in the Company to $16.2 million. In addition, Private Equity Firm A would raise an additional $25.0 million in debt financing from a third party. The proceeds of Private Equity Firm A’s investment and the debt financing would be distributed as a dividend to the Company’s current stockholders, who would retain a 30% ownership interest in the Company. The LOI also provided for (a) an escrow of 10% of the purchase proceeds to secure the Company’s indemnification obligations to the purchaser, (b) a 90-day exclusivity period to negotiate the terms of a definitive agreement during which time the Company could not solicit or entertain offers from other potential acquirors, (c) the reimbursement of Private Equity Firm A’s transaction expenses in full on a monthly basis, and (d) the payment of a $1.0 million transaction fee at closing and a $500,000 annual management fee. Lastly, the LOI provided for a $1.84 million break-up fee in the event the Company entered into a superior transaction. The Special Committee considered this offer but authorized Mr. Webb to continue negotiating the terms of the LOI in an attempt to increase the amount of cash due to the Company’s stockholders in the event the transaction was completed. Private Equity Firm A modified the LOI late in January 2010 to provide for (a) the grant of registration rights to Private Equity Firm A for the shares being purchased, (b) the employment of Messrs. Elgamal and Olmo-Rivas at a base annual salary of $375,000 plus an annual bonuses based on EBITDA targets for each of Messrs. Elgamal and Olmo-Rivas, and (c) an exclusion from the acquisition of the amounts collected for the Company’s 2007 and 2008 accounts receivable.

Offer from Strategic Partner Company B

Following receipt of a blind summary from Polaris in August 2009 and an information memorandum in September 2009, a strategic company (“Strategic Partner Company B”) and the Company had preliminary discussions regarding a possible acquisition of the Company on September 21, 2009. Following discussions, Strategic Partner Company B and its advisor provided the Company with an initial list of due diligence questions, which the Company responded to, and Strategic Partner Company B’s advisor participated in a number of telephone conferences with the Company’s management. The Company and Strategic Partner Company B’s executives met on two separate occasions during October and November 2009 as Strategic Partner Company B continued its due diligence review. Throughout the period between October and December 2009, Strategic Partner Company B and its advisor requested additional information and held calls with Polaris and the Company’s management regarding its interest in the Company. It also requested the Company’s current financial results and forecasts for growth.

In mid-December 2009, Strategic Partner Company B submitted a non-binding offer in the form of an IOI to acquire 65% of the Company’s fully diluted shares from Messrs. Elgamal and Olmo-Rivas for an aggregate of

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$15.6 million, of which $7 million would be paid in cash at closing and the remaining $8.6 million would be payable in the form a 36-month note bearing interest at the rate of 5% per annum to be paid in installments due at 12, 24 and 36 months following closing. The offer was based on an enterprise value of $24.0 million. Strategic Partner Company B intended to utilize the Company as an acquisition vehicle to build a diversified staffing and professional services healthcare company. The IOI provided for an exclusivity period through February 28, 2010. Following additional calls between Strategic Partner Company B, its advisor and the Company and Polaris, in early January 2010, Strategic Partner Company B submitted a modified non-binding offer in the form of an IOI to acquire a 65% of the Company’s fully diluted shares from Messrs. Elgamal and Olmo-Rivas on the same terms as its earlier offer. Co-terminus with completion of a transaction, Strategic Partner Company B proposed to “reverse merge” its existing companies into the Company and utilize the Company as an acquisition vehicle to build a large diversified staffing and professional services healthcare company. The Company was to remain a publicly traded entity following the closing of the transaction proposed by Strategic Partner Company B.

Offer from GPP

In June 2009, Great Point Partners I, L.P. (“GPP”), based on its independent research, placed an unsolicited call to Mr. Elgamal, our Chief Executive Officer. Mr. Elgamal instructed the Company’s Chief Financial Officer to return this unsolicited call. As a result, after engaging in discussions with the Company’s Chief Financial Officer, and without the Board’s knowledge, GPP submitted a confidentiality agreement on June 16, 2009. Following receipt of the confidentiality agreement, the Company’s Chief Financial Officer referred GPP to the Company’s public filings for it to gain further knowledge regarding the Company. Thereafter, there was no further communications between GPP and any member of the Company’s management until September 2009. In late September 2009, subsequent to the Company’s engagement of Polaris, the Company disclosed to Polaris its earlier calls from GPP, following which Polaris and GPP held preliminary discussions regarding GPP’s interest in the Company. Following additional discussions with Polaris, GPP submitted an overview of its firm along with a written list of preliminary due diligence questions. In early October 2009, following discussions with the Company’s management, GPP delivered a non-binding indication of interest.

Between October 2009 and November 25, 2009, members of the Company’s management, Mr. Toh, Mr. Webb and representatives of GPP participated in several meetings and telephone conferences to discuss the Company’s business model and respond to GPP’s preliminary due diligence requests. On November 25, 2009, GPP submitted a draft non-binding LOI to the Company, which provided for the merger of the Company into a newly formed entity owned by GPP. Pursuant to the terms of the November 25th LOI, the Company’s stockholders would receive $2.95 per share of common stock. Messrs. Elgamal, Olmo-Rivas, Chapa and Chamberlain (collectively, the “Rollover Stockholders”) were to receive 21% of the newly formed entity in exchange for approximately 30% of their shares of common stock of the Company (the “Rollover Shares”) and $2.95 per share for the remaining 70% of their shares. The LOI provided for an exclusivity period of 45 days during which the Company could not solicit or respond to proposals from other possible acquirors and required the Company to reimburse GPP for all of its reasonable costs, fees and expenses incurred in connection with the evaluation of the transaction in the event GPP was prepared to close the proposed transaction substantially upon the terms set forth in the LOI but the transaction was not completed with GPP.

Between November 25, 2009 and January 15, 2010, Mr. Toh, Mr. Webb and members of the Company’s management held various meetings and participated in various telephone conferences with representatives of GPP to negotiate the terms of the LOI received from GPP and considered by the Special Committee at its December 16, 2009 and December 19, 2009 meetings. In particular, negotiations related to the limitation on the reimbursement of GPP’s costs by the Company associated with the proposed transaction, including a limitation on the amounts the Company would be required to reimburse GPP for its out-of-pocket expenses and a limitation on the termination fee payable if the Company exercised its “fiduciary out” to terminate the LOI, compensation of certain managers whose employment was required by GPP as a condition to the closing of the transaction, and limitations on the “no shop and no solicitation” provisions of the GPP LOI. Following such discussions, on January 15, 2010, GPP presented a counter proposal to its November 25th LOI, which provided the Board a

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fiduciary out for the exclusivity period, capped the Company’s liability for reimbursement of GPP’s out-of-pocket expenses and the amount of the termination fee and provided employment terms for Messrs. Elgamal and Olmo-Rivas (the “Management Employees”). At its January 15, 2010 meeting, the Special Committee and its counsel considered GPP’s counter proposal setting forth a cap of $500,000 on the reimbursement of out-of-pocket expenses and a termination fee of $500,000 in the event the Company exercised its “fiduciary out” under the LOI. In addition, the Special Committee considered the proposed compensation being offered by GPP to the Management Employees. Lastly, the Special Committee reviewed the status of other potential offers. Mr. Webb on behalf of Polaris reported that he had sought indications of interest from over 35 institutional investors who appeared to be qualified purchasers. Mr. Webb further reported that although several indications of interest had been received, the offers from GPP and Private Equity Firm A represented the two best proposals. Following the meeting, Mr. Webb was instructed to continue negotiating the terms of the LOIs with GPP as well with Private Equity Firm A, in order to obtain the highest price possible for all of the Company’s stockholders and decrease the Company’s total exposure in the event a transaction was not completed.

Between January 15, 2010 and January 23, 2010, Thompson Knight and McDermott, Will & Emery, counsel to GPP (“MWE”), continued to exchange comments on and negotiate the provisions of the GPP LOI. On January 23, 2010, the Special Committee held a meeting at which it considered the most recent draft of the GPP LOI and the Private Equity Firm A LOI. The Special Committee’s legal counsel, Thompson Knight, and its financial advisor, Polaris, were present at the meeting. The GPP LOI presented to the Special Committee provided for an increase in the amount payable to the Company’s stockholders to $3.1655 per share. In addition, the GPP LOI (a) excluded from the acquisition the Company’s claims for payment related solely to services rendered prior to June 30, 2008, which had been previously denied or underpaid by insurance carriers, (b) provided a “fiduciary out” to the 45-day exclusivity period in the event the Board of Directors received an offer from another possible acquiror, and (c) capped the amount the Company would reimburse GPP for reasonable out-of-pocket expenses to $1.0 million. Lastly, the modified GPP LOI provided for the employment of Messrs. Elgamal and Olmo-Rivas pursuant to two-year employment agreements at a base annual salary of $375,000 and an annual bonus of 12.5% of any EBITDA generated in excess of certain set target EBITDA amounts for the 2010 and 2011 calendar year.

At the January 23, 2010 meeting of the Special Committee, Polaris also reported on the terms of the Private Equity Firm A LOI, which provided for the purchase of newly issued preferred shares of the Company which would (a) be convertible into a 70% ownership interest in the Company post transaction but prior to giving effect to the issuance of common stock upon exercise of outstanding options and warrants, (b) have an 8% dividend, and (c) have voting rights on an as converted basis. The offer was based on an enterprise value of $46.0 million and provided for an investment of $12.6 million by Private Equity Firm A with an additional $25.0 million in debt financing for the Company. The collective proceeds of the equity investment and debt financing by Private Equity Firm A would be paid as a dividend to the Company’s stockholders and the stockholders would retain a 30% ownership interest in the Company following the transaction. Private Equity Firm A LOI also provided for an escrow of 10% of the purchase proceeds to secure the Company’s indemnification obligations to the purchaser, a 90-day exclusivity period to negotiate the terms of a definitive agreement, reimbursement of Private Equity Firm A’s out-of-pocket expenses and a management fee. Lastly, Private Equity Firm A’s LOI provided for a $1.84 million break-up fee in the event the Company entered into a superior transaction.

The Special Committee discussed the terms of each letter as well as the ability of each potential purchaser to complete an acquisition of the Company. Thompson Knight explained the approval process to the Special Committee, the Special Committee’s fiduciary duty in approving this type of corporate transaction and also advised of the importance of obtaining a fairness opinion concerning the proposed transactions. Members of the Special Committee agreed that it appeared that the complete cash buy-out of the Company’s stockholders, other than the Rollover Stockholders, by GPP as compared to a purchase of 70% of the Company by Private Equity Firm A was more favorable to the non-management stockholders. The Special Committee also requested that Mr. Webb provide his impressions of the two competing offers. Mr. Webb advised that in his opinion a purchase of 100% of the Company for cash based on GPP’s proposed enterprise value was superior to a cash offer to

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purchase only 70% of the Company, especially given that the remaining 30% stake in the Company to be retained by the stockholders would be junior to the preferred stock held by Private Equity Firm A under the terms of its proposal. After significant discussion, the Special Committee adopted and approved the GPP LOI in the form submitted by GPP to the Company on January 23, 2010 and recommended that the GPP LOI be submitted to the Board.

On January 25, 2010, the Board held a meeting at which it considered the GPP LOI and the Special Committee’s approval and recommendation of the GPP LOI. Representatives from Broad and Cassel and Thompson Knight were present at the request of the Board. Mr. Webb outlined the material terms of the GPP LOI and explained the changes made in this version of the LOI versus the prior version considered by the Special Committee. Mr. Webb then explained the material terms of the transaction. Mr. Webb also explained the terms of an alternative proposal submitted by Private Equity Firm A and why the Special Committee had determined that the GPP proposal was superior. Representatives of Thompson Knight, as counsel to the Special Committee, also explained the economic differences of the transaction proposed by Private Equity Firm A. Dr. Kleinman also reported to the Board on behalf of the Special Committee and explained how the Special Committee had evaluated the various proposals and why the Special Committee was recommending that the Company accept the GPP proposal. Lastly, Broad and Cassel reminded the Board of the issues it needed to consider in the proper exercise of its fiduciary duties and discussed the details of a memo it had previously circulated to the Board regarding its fiduciary obligations with respect to a transaction of this nature. After significant discussion, the Board unanimously approved the GPP LOI. On January 25, 2010, the Company and GPP entered into the GPP LOI for the acquisition of the Company by GPP on substantially the same terms as reviewed and recommended by the Special Committee at its meeting on January 23, 2010.

On February 3, 2010, GPP submitted its legal due diligence request list and its financial, regulatory and marketing due diligence checklist. In addition, on February 2, 2010, the Company’s management, Mr. Webb and representatives of GPP held a telephone conference to discuss GPP’s due diligence and business process, the timing of such due diligence process and the GPP advisors who would be involved in such process. Shortly thereafter, on February 4, 2010, the Company’s management, Mr. Webb, representatives of Broad and Cassel and Thompson Knight, representatives of GPP and representatives of MWE held an “all hands” telephone conference to discuss diligence, timing, and the GPP review process.

Through the month of February 2010, GPP and several of its advisors conducted an in-depth due diligence review of the Company and its legal and financial records. On February 17, 2010, representatives of GPP and its accounting and regulatory consultants held all day meetings with representatives of the Company, Polaris and Broad and Cassel to discuss business and due diligence issues. In late February 2010, members of the Company’s management team received a report from KPMG, GPP’s financial due diligence advisor, raising objections to certain of the Company’s revenue recognition policies. In particular, as a result of KPMG’s report, GPP was objecting to the inclusion of certain revenue recognized during the fiscal year ended December 31, 2009, which revenue related to services provided in prior years, which was not known or estimated as of the date of the close of such period and which was consistent with the Company’s revenue recognition policy. On March 9, 2010, Mr. Toh and Mr. Webb, on behalf of the Company, and Mr. Adam Dolder and Dr. Jeffrey R. Jay, on behalf of GPP, met to discuss the possible amendment of the GPP LOI to adjust the purchase price to better reflect the matching of revenues for the periods of service versus the format used in the Company’s recent income statements. On March 11, 2010, Mr. Dolder, on behalf of GPP, submitted an amended and restated letter of intent (the “Amended and Restated LOI”) to Mr. Webb and Mr. Toh, as representatives of the Special Committee. The Amended and Restated LOI provided for (a) a reduction in the price per share payable to the Company’s stockholders to $2.86 per share, (b) a decrease in the percentage of Parent that the Rollover Stockholders would receive from 21% to 14.9% in exchange for 22.5% of their Company common stock instead of 30%. In addition, the Amended and Restated LOI revised the EBITDA targets set for the bonuses payable to Messrs. Elgamal and Olmo-Rivas and added the grant of performance-based stock options equal to 1.75% of the fully diluted shares of Parent for Messrs. Elgamal and Olmo-Rivas, which options would vest based the achievement of certain EBITDA targets.

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On March 12, 2010, the Special Committee held a meeting to discuss the Amended and Restated LOI. Mr. Webb also reported on the results of GPP’s due diligence review of the Company to date. Mr. Webb reported on the reasons for GPP’s request for an adjustment to the aggregate purchase price to be paid to the Company’s stockholders. Mr. Webb provided a summary of GPP’s requested changes to the LOI. In particular, he noted that the Amended and Restated LOI provided for a decrease in the purchase price to an aggregate of approximately $42.8 million as compared to an aggregate of approximately $47.5 million. In addition, he advised that the aggregate percentage to be received by the Rollover Stockholders in the buyer’s acquisition entity would be reduced to 14.9%. The Amended and Restated LOI also contained certain binding provisions, including a non-solicitation provision whereby the Company could not solicit alternative bidders for a period of 30 days from the effective date of the Amended and Restated LOI. The Special Committee discussed GPP’s due diligence process and the adjustments in the aggregate purchase price with its legal counsel and its financial advisor. Representatives of Thompson Knight, as counsel to the Special Committee, then reviewed the corporate approval process with the Special Committee, the legal aspects of the Amended and Restated LOI, and the process that would follow the approval of the Amended and Restated LOI. After significant discussion, the Special Committee approved the Amended and Restated LOI and recommended that the Amended and Restated LOI be submitted to the Board for approval.

At the March 12, 2010 Special Committee meeting, the Special Committee also discussed the role of an investment banking firm to render a fairness opinion to the Special Committee in connection with the proposed sale of the Company to GPP. Mr. Webb and representatives of Thompson Knight presented the background and their experience working with the various firms being considered. The Special Committee reviewed the qualifications of these investment banking firms and discussed the Company’s requirements with respect to the proposed transaction. Thereafter, the Special Committee unanimously approved the retention of Howard Frazier Barker Elliott, Inc. (“HFBE”) to serve as financial advisor to the Special Committee and authorized Mr. Toh and Mr. Webb to negotiate the final terms of HFBE’s retention. On March 25, 2010, HFBE was retained by the Company to render an opinion as to whether the consideration proposed by GPP was fair to the Company’s stockholders from a financial point of view. On May 18, 2010, the Company entered into a revised engagement letter with HFBE, pursuant to which HFBE would render an opinion as to whether the consideration proposed by GPP was fair to the Company’s stockholders, other than the Rollover Stockholders (the “NonRollover Stockholders”) from a financial point of view.

On March 18, 2010, the Board held a meeting to consider the approval of the Amended and Restated LOI. Broad and Cassel, as counsel to the Company, was present at the meeting. Mr. Webb provided the Board with a detailed summary of the changes to the original GPP LOI as well as the reasons for such requested changes. In addition, Mr. Webb advised the Board about GPP’s request for an extension of the exclusivity period and the negotiations regarding such request. After discussion, the Board approved the Amended and Restated LOI submitted by GPP and recommended by the Special Committee. On March 18, 2010, the Company executed the Amended and Restated LOI.

During the period from March 2010 to May 2010, the Company, its legal counsel, Broad and Cassel, the Special Committee and its counsel, Thompson Knight, and the Rollover Stockholders (in their individual capacity) with their counsel, Carl Norton, held several meetings to discuss and deliberate certain points related to the offer by GPP. MWE provided the Company and Broad and Cassel with first drafts of the key documents in March 2010 and the parties negotiated the agreement and plan of merger by and among the Company, AH Holdings, Inc., a Delaware corporation (“Parent”) and an affiliate of GPP, and AH Merger Sub, Inc., a Delaware corporation (“Merger Sub”) (the “Merger Agreement”), the exchange agreements between each of the Rollover Stockholders with Parent (the “Exchange Agreements”), including a dividend equal to 3% for the Series A preferred stock of Parent to be issued to the Rollover Stockholders pursuant to the Exchange Agreements, the stockholder voting agreements between each of the Rollover Stockholders and Parent (the “Voting Agreements”), the employment agreements between each of the Management Employees and Merger Sub (the “Employment Agreements”), the surgical assistant agreements between each of the Messrs. Chapa and Chamberlain (the “Key Employees”) and Merger Sub (the “Surgical Assistant Agreements”) and other related

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definitive documents (the Merger Agreement, Exchange Agreements, Voting Agreements, Employment Agreements, Surgical Assistant Agreements and Formation Agreement, as hereafter defined, are collectively referred to as the “Transaction Documents”) with Mr. Dolder, Rohan Saikia, and Brett Carlson, as representatives of GPP, and its counsel, MWE. In late March, the Company’s management also began presentations to several possible lenders that GPP proposed it might use to finance its acquisition of the Company.

On April 27, 2010, the exclusivity period in the Amended and Restated LOI expired and was not extended by the parties.

On May 6, 2010, the Company learned from its litigation counsel that counterclaims had been filed in two of the cases that it was pursuing against certain insurance companies for the non-payment or underpayment of claims, which cases were included in the group of cases to be excluded from the acquisition of the Company by GPP. Upon learning of the counterclaims, GPP expressed its concern regarding the counterclaims and the Company and GPP discussed numerous options on how they might deal with the risks associated with the insurance litigation.

On June 2, 2010, the Special Committee held a meeting at which HFBE presented a draft of its proposed fairness opinion along with its presentation of facts, assumptions and analysis underlying the proposed opinion. The Special Committee also received an update from Broad and Cassel on the status of negotiations with GPP and issues relating to the insurance litigation being prosecuted by American Surgical Assistants, Inc., one of the Company’s subsidiaries (“ASA”), and the related counterclaims. Broad and Cassel also reported on GPP’s request that all issues relating to such litigation and counterclaims be resolved prior to the execution of the Merger Agreement. The Special Committee evaluated the various alternatives available to the Company to address the litigation and counterclaim issues raised by GPP, including a divisive merger, as presented by Thompson Knight. The Special Committee authorized Thompson Knight to have further discussions with GPP’s counsel regarding the alternatives. Following such discussion, HFBE made its presentation on the fairness from a financial point of view of the Per Share Price to the NonRollover Stockholders (as defined in “ – Certain Effects of the Merger”). HFBE provided an explanation of the valuation assumptions involved in evaluating the GPP transaction. HFBE advised it had used different valuation approaches and reported the results of each approach. HFBE further advised that numerous factors affected the valuations, including the relatively thin trading market for the Company’s common stock, prices recently paid for control of companies in similar lines of business through comparable transactions, the prevailing rates of return for equity and debt invested in similar business, and various assumptions underlying HFBE’s discounted cash flow analysis of the Company. HFBE further explained that although it had performed a market value analysis and considered the results, HFBE primarily relied on a discounted cash flow analysis of the Company in reaching its conclusion. HFBE concluded its presentation by advising the Special Committee that the HFBE analysis may need to be updated in the event of material changes to the final versions of the Merger Agreement and Transaction Documents. However, HFBE advised that, assuming no material changes to the proposed Merger Agreement or any other Transaction Documents reviewed by HFBE, HFBE was prepared to issue its fairness opinion to the Special Committee and the Board in the draft form presented to the Special Committee prior to the meeting stating that the consideration offered by GPP was fair from a financial point of view to the Company’s NonRollover Stockholders.

During the first two weeks of June 2010, the Company’s management, Mr. Webb and Mr. Toh, continued negotiations on the final open issues in the Merger Agreement, in particular the possible resolutions to the litigation and counterclaim issues. On June 18, 2010, the Special Committee held another meeting to discuss the status of the transaction. Mr. Toh provided a summary from the Company’s litigation counsel regarding the pending litigation and GPP’s continued request that all the pending litigation issues be resolved prior to the execution of the Merger Agreement. Mr. Toh reported that an acceptable resolution of these issues had not been reached with GPP. The members of the Special Committee discussed the alternatives available with respect to the litigation and the potential consequences of dismissing all the claims as requested by GPP. Following such discussion, the Special Committee determined that it was not in a position to dismiss or immediately settle all of the litigation and counterclaims in a manner that would be in the best interest of the Company and its stockholders as requested by GPP. Shortly thereafter, discussions with GPP were temporarily suspended.

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From the period between mid-June 2010 and September 2010, the Company and its litigation counsel continued working towards the orderly resolution of the litigation and counterclaims involving the various insurance companies. Following the orderly settlement of the two cases that included counterclaims against the Company in September 2010, the Company, through its counsel, Broad and Cassel, reinitiated discussions with GPP as contemplated by the Amended and Restated LOI and the most recent drafts of the Transaction Documents negotiated with GPP through June 2010. Although GPP reiterated that all the insurance litigation needed to be satisfactorily resolved prior to executing the Merger Agreement, it indicated that it was willing to continue the negotiation of the final Transaction Documents while such litigation was resolved.

Between August 2010 and December 17, 2010, the Company, its legal counsel, Broad and Cassel, and the Special Committee and its counsel, Thompson Knight, held several meetings and telephone conferences to discuss and deliberate additional points related to the transaction with GPP. In particular, the Company felt that due to its improved financial performance and cash position, it should be able to declare dividends to stockholders both before signing the Merger Agreement and between the signing and closing of the Merger (as hereafter defined) and the other transactions contemplated by the Merger Agreement (the “Closing”). The Company’s counsel discussed this request with counsel for GPP as well as the ability to pay a final cash dividend at the Closing, as additional merger consideration, subject to compliance with certain terms to allow the Company to “sweep” its excess cash and pay it to the stockholders. The parties also discussed provisions that related to potential proposals by third parties to acquire the Company that might arise between the signing and the Closing, the elimination of the 3% dividend on the Series A preferred stock in exchange for an increase in the salaries to be received by the Management Employees pursuant to the terms of their respective Employment Agreements, and provisions relating to the spin-off (as opposed to dismissal or settlement) of certain of the insurance litigation to a newly formed subsidiary of the Company, the ownership of which could be distributed to the Company’s stockholders upon the Closing. The parties also negotiated additional revisions the Merger Agreement, the Exchange Agreements, the Voting Agreements, the Employment Agreements, the Surgical Assistant Agreements, the formation agreement between CMC Associates, LLC (“CMC”) and ASA (the “Formation Agreement”) and other related documents with Mr. Dolder, Mr. Saikia, and Mr. Carlson, as representatives of GPP and its counsel, MWE. During this time, the members of the Special Committee had several discussions with representatives of Thompson Knight and Broad and Cassel regarding open issues relating to “fiduciary outs” and other deal protection devices to be included in the Merger Agreement. In addition, Thompson Knight and Broad and Cassel kept the Special Committee and Board members informed with respect to all the changes being negotiated with respect to the Transaction Documents.

Because the exclusivity requirement with GPP had expired, between May 2010 and December 2010, the Company was also able to communicate with other parties that might have an interest in completing a strategic transaction with the Company. Because the Company believed that Polaris had previously contacted the most likely possible acquirors, it did not begin another broad-based solicitation, instead choosing to respond only to those potential parties that contacted it. During this time period, the Company was contacted by approximately six parties, two of which had previously contacted it before it signed the initial GPP LOI, one investment banking firm, one party in the United Kingdom and two potential financial partners. Polaris responded to these inquiries but none of these inquiries led to written offers.

On December 15, 2010, the Special Committee held a meeting at which representatives from Thompson Knight, Broad and Cassel, Polaris and HFBE were in attendance. During this meeting, the representatives of Broad and Cassel, together with Thompson Knight, provided a summary of the current status and certain terms of the proposed Merger Agreement (including the procedures for an alternative bidder to acquire the Company, the effects of termination of the Merger Agreement, and the circumstances in which a termination fee would be due and payable), and other related definitive documents negotiated with GPP. Broad and Cassel provided a report on certain revisions to previous versions of the proposed Transaction Documents, as well as an update on remaining open issues that related to pending litigation and the Employment Agreements. At the December 15, 2010 meeting, the representatives of HFBE presented an updated financial analysis to the Special Committee regarding the proposed Merger.

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In its presentation on December 15, 2010, HFBE provided an explanation of the valuation assumptions involved in evaluating the GPP transaction and the changes to such assumptions since the presentation made by HFBE in June 2010. HFBE noted that it had not included the value of any Additional Per Share Merger Consideration (as defined in “ – Certain Effects of the Merger”) in its analysis given the uncertainty at the time of the value of such Additional Per Share Merger Consideration. HFBE further advised that numerous factors affected the valuation, including the relatively thin trading market for the Company’s common stock, prices recently paid for control of companies in similar lines of business through comparable transactions, the prevailing rates of return for equity and debt invested in similar business, and various assumptions underlying HFBE’s discounted cash flow analysis of the Company. HFBE further explained that although it had performed a market value analysis and considered the results, HFBE primarily relied on a discounted cash flow analysis of the Company in reaching its conclusion. HFBE concluded its presentation by advising the Special Committee that the HFBE analysis may need to be updated in the event of material changes to the final versions of the Merger Agreement and other Transaction Documents. However, HFBE advised that, assuming no material changes to the proposed Merger Agreement or any other Transaction Documents reviewed by HFBE, HFBE was prepared to issue its fairness opinion to the Special Committee and the Board in the draft form presented to the Special Committee prior to the meeting stating that the consideration offered by GPP was fair to the NonRollover Stockholders from a financial point of view.

Following HFBE’s presentation, Thompson Knight presented a draft of the proposed resolutions for consideration by the Special Committee in connection with approving the Merger Agreement, the Merger and the other related transactions. Given the existence of the open issues described by Broad and Cassel and Thompson Knight, the Special Committee determined to postpone any recommendation for approval of the Merger Agreement until such time as there was final resolution of the open issues. The Special Committee agreed to reconvene at a later date to discuss the resolution of the open items and make a final determination on the Merger Agreement.

On December 19, 2010, the Special Committee held a meeting at which representatives from Broad and Cassel, Thompson Knight, Polaris and HFBE were in attendance. During this meeting, Broad and Cassel updated the Special Committee on the resolution of the open items previously discussed with the Special Committee at its December 15, 2010 meeting. Thompson Knight reviewed the fiduciary duties of the members of the Special Committee and the role of the Special Committee in recommending the approval of extraordinary transactions. HFBE updated the Special Committee on changes to its December 15, 2010 presentation based on the final resolution of the open issues. Following such updates to the December 15th presentation, the Special Committee unanimously accepted the written fairness opinion proposed by HFBE, which stated that, based upon the assumptions made, matters considered and limits of review set forth in the written opinion, the Per Share Price to be received by the Company’s NonRollover Stockholders under the terms of the proposed Merger Agreement was fair, from a financial point of view, to the NonRollover Stockholders.

At the meeting on December 19, 2010, after deliberations by the Special Committee, the Special Committee unanimously resolved (a) that the Merger Agreement and the transactions contemplated thereby are advisable, fair to, and in the best interests of, the Company and its NonRollover Stockholders, (b) that the Special Committee authorize and approve the merger (the “Merger”) of Merger Sub with and into the Company with the Company continuing as the surviving corporation (the “Surviving Corporation”) and the transactions contemplated pursuant to terms of the Merger Agreement and related agreements, including the Merger Consideration (as defined in “ – Certain Effects of the Merger”) to be received by holders of the Company’s common stock (other than with respect to any Rollover Shares) and the Termination Fee (as defined in “ – Reasons for the Merger and Recommendation of the Special Committee and the Board – the Special Committee”), and the transactions contemplated by terms of the Voting Agreements, the Exchange Agreements, the Employment Agreements and the proposed management services agreement with an affiliate of GPP; (c) that the Special Committee recommend to the entire Board that (i) the Board authorize and approve the Merger, the Merger Agreement and the transactions contemplated therein and in the related agreements, (ii) the Board cause the Company to enter into the Merger Agreement and related agreements (to the extent the Company may be a

28

party), provided that consummation of the Merger shall be subject to stockholder approval; and (iii) that the Board duly call a special meeting of stockholders of the Company (the “Special Meeting”) to consider the adoption and approval of the Merger Agreement and the Merger and that the Board recommend the adoption and approval of the Merger Agreement and the Merger by the stockholders of the Company; and (d) that the Special Committee recommend that the stockholders of the Company vote for the approval and adoption of the Merger Agreement and the Merger.

Later on December 19, 2010, the Board held a meeting at which representatives from Broad and Cassel, Thompson Knight, Polaris and HFBE were in attendance.

During this meeting, the representatives from Broad and Cassel (a) updated the Board on the resolution of the remaining open issues and (b) reviewed with the Board members the fiduciary duties of the members of the Board and the role of the Board in negotiating and approving extraordinary corporate transactions. Also, the representatives from Broad and Cassel provided a summary of the proposed Merger Agreement, and the related definitive documents negotiated with GPP, including:

•	the purchase price (including both the Per Share Price and the Additional Per Share Merger Consideration);

•	the procedures for an alternative bidder to make an offer to acquire the Company;

•	the restrictions on the Company between the signing of the Merger Agreement and the effective date of the Merger (the “Effective Time”);

•	termination and the effects of termination of the Merger Agreement;

•

closing requirements applicable to the Company and required in order for Parent and Merger Sub to consummate the Merger, which requirements were reasonable and achievable in the view of the Company and its advisors;

•	the Voting Agreements;

•	the Exchange Agreements;

•	the Employment and Surgical Assistant Agreements; and

•	the Formation Agreement.

Also, at the meeting, the representatives of HFBE made a presentation to the Board regarding its financial analysis of the proposed Merger and provided an oral opinion, subsequently confirmed in writing, that, as of December 19, 2010, and based upon the assumptions made, matters considered and limits of review set forth in its written opinion, the Per Share Price to be received by the NonRollover Stockholders under the terms of the proposed Merger Agreement was fair, from a financial point of view, to the NonRollover Stockholders.

After deliberations of the Board, the Board unanimously resolved (a) that the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Merger and the Merger Consideration to be received by the NonRollover Stockholders, be approved, (b) that the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Merger, are advisable, fair to and in the best interests of the Company and its stockholders, including the NonRollover Stockholders, (c) that the Board approve, authorize and adopt the Merger Agreement and consummation of the Merger, and (d) that the Board recommend that the stockholders of the Company vote for the approval and adoption of the Merger Agreement and the Merger.

On December 20, 2010, the Company, Parent and Merger Sub executed the Merger Agreement and the related transaction documents to which any of them is a party. The Merger Agreement and Merger were announced by each of the Company and Parent on December 20, 2010.

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Reasons for the Merger and Recommendation of the Special Committee and the Board

The Special Committee

On December 2, 2009, the Board created the Special Committee to manage the process of evaluating strategic alternatives. The Board delegated to the Special Committee the power and authority to, among other things (a) consider, evaluate, investigate, and negotiate the terms and conditions of a potential sale of the Company to, or business combination of the Company with, third parties or another potential strategic transaction that may bring value to and be in the best interest of the Company’s stockholders, and (b) make such recommendations to the Board at such time and in such manner as the Special Committee considered appropriate with respect to any such potential strategic transaction. The Board approved such resolutions after considering the independence of the members of the Special Committee and whether there existed any conflicts of interest or financial or other interests that might impair such member’s independence. See “Special Factors – Background of the Merger” above for more information about the formation and authority of the Special Committee.

On March 25, 2010, the Special Committee retained HFBE for the purpose of providing its opinion as to the fairness, from a financial point of view, of the Per Share Price to be received by the Company’s Stockholders. On May 18, 2010, the Company executed a revised engagement letter with HFBE pursuant to which its opinion would be limited to the fairness, from a financial point of view, of the Per Share Price to be received by the Company’s NonRollover Stockholders pursuant to the Merger. On December 19, 2010, the Special Committee, after considering the presentations and advice of Thompson Knight, its legal counsel, Broad and Cassel, the Company’s and Board’s counsel, and the opinion of HFBE, unanimously resolved that the Merger Agreement and the transactions contemplated thereby are advisable, fair to, and in the best interests of, the Company and its NonRollover Stockholders and that the Special Committee recommend that the stockholders of the Company vote “FOR” the approval and adoption of the Merger Agreement and the Merger.

The Per Share Price to be paid in the Merger was determined through negotiations between the parties. HFBE did not make any recommendation with respect to the amount of the Per Share Price or the Additional Per Share Merger Consideration to be paid in the Merger.

In the course of reaching its decision to adopt and approve the Merger Agreement and the Merger and in making its recommendations, the Special Committee consulted with its counsel, the Company’s and the Board’s counsel and advisors, the Company’s management and outside financial and legal advisors, reviewed a significant amount of information, oversaw financial and legal due diligence, conducted an extensive review and evaluation of Parent’s proposal, conducted and coordinated extensive negotiations with Parent and its representatives both directly and through its advisors, and considered the following positive factors:

•

the value of the Per Share Price to be received by the Company’s NonRollover Stockholders pursuant to the Merger Agreement, as well as the fact that the NonRollover Stockholders will receive the Per Share Price in cash, which provides certainty of value to the Company’s NonRollover Stockholders;

•

its view that the Per Share Price is more favorable to the Company’s NonRollover Stockholders than the potential value that might result from the other alternatives the Special Committee believed were reasonably available to the Company, including pursuing other strategic initiatives or continuing with the Company’s current business plan, which view was based on the following factors: (a) the perceived risks associated with the achievement of the Company’s business plan; (b) the determination that the Company did not receive many of the benefits associated with being a public company and faces significant costs associated with remaining a public company; (c) the risk of uncertain returns to the Company’s stockholders; (d) potential changes to the regulations that govern the Company’s business and the healthcare industry in general given recent changes in U.S. legislation, and (d) the analysis provided as to the fairness of Parent’s offer;

•

its view that the Per Share Price is fair in light of the Special Committee’s familiarity with the Company’s business, assets, operations, financial condition, strategy and prospects, as well as the Company’s historical and projected financial performance;

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•

its view that the Merger maximizes stockholder value by providing stockholder liquidity, without the risk to stockholders of a business plan constrained by uncertain market conditions and liquidity concerns;

•	that historically the common stock of the Company traded with low volume, making the stock relatively illiquid and often difficult to sell without negatively impacting the per share price;

•

the opinion of HFBE, delivered orally and confirmed in writing, to the effect that as of the date of the opinion, and based upon and subject to the procedures followed, assumptions made, qualifications, and limitations on the review undertaken, the Per Share Price was fair, from a financial point of view, to the Company’s NonRollover Stockholders;

•

the presentations by HFBE to the Special Committee on December 15, 2010 and December 19, 2010 in connection with the foregoing opinion, which is described under “Opinion of Howard Frazier Barker Elliott Inc. to the Special Committee” below;

•

the fact that HFBE based its opinion only on the Per Share Price without taking into account the value of the Additional Per Share Merger Consideration, which the Special Committee felt was likely to make the transaction with GPP even more valuable to the Company’s stockholders;

•

the Special Committee’s understanding, after consultation with its financial and legal advisors, that the Termination Fee (and the circumstances when such fee is payable) set forth in the Merger Agreement was reasonable and customary in light of the benefits of the Merger contemplated by the Merger Agreement, commercial practice and transactions of similar size and nature;

•

the increased costs associated with being a public company, particularly those costs associated with compliance with the Sarbanes-Oxley Act of 2002, which costs disproportionately impact smaller public companies;

•

that the terms of the Merger Agreement provided reasonable certainty of consummation because it was subject to and included conditions that the Special Committee believed would reasonably likely be satisfied;

•

that the financial and other terms and conditions of the Merger Agreement, as reviewed by the Special Committee with its legal and financial advisors, including the Company’s and Board’s counsel, Broad and Cassel, were the product of extensive negotiations between the parties;

•	the fact that the Company initiated a broad market canvass over a period of approximately six months prior to entering into the Merger Agreement;

•	the fact that the Per Share Price represented a substantial premium over the recent trading prices for the Company’s common stock; and

•	the fact that all of the members of the Special Committee, each of whom has an investment in the Company’s common stock, were unanimous in their determination to approve the Merger Agreement.

The Special Committee’s determination was further based on its view that (a) the Company did not receive many of the benefits associated with being a public company, due in part to the fact that the Company lacked research coverage and its shares of common stock were thinly traded and the Company had incurred and was expected to continue to face significant costs associated with remaining a public company, (b) the risk of uncertain continued strong returns to the Company’s stockholders from its business, operations, financial condition and prospects, (c) the potential changes to the regulations that govern the Company’s business, including the impact of existing and future healthcare reform legislation, (d) the time needed for the Company’s share price to reflect the success of its current operations, and (e) the risks and uncertainties associated with any strategic initiatives the Company may implement and with the timing thereof.

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In the course of reaching the determinations and decisions, and making the recommendations described above, the Special Committee considered the following risks and potentially negative factors relating to the Merger Agreement, the Merger and the other transactions contemplated thereby:

•

that the Company’s NonRollover Stockholders would not participate in any future earnings or growth of the Company and would not benefit from any appreciation in value of the Company if the Merger is completed;

•	that Parent could realize significant returns on its equity investment in the Company from the Merger;

•	the fact that the Company’s recourse was limited because the Company was entering into a Merger Agreement with Parent and Merger Sub, which are both newly formed entities with essentially no assets;

•	that the Per Share Price, without interest, and the Additional Per Share Merger Consideration are the maximum amount per share receivable by the Company’s NonRollover Stockholders;

•	the fact that the Rollover Stockholders have interests in the transaction that are different from those of the Company’s NonRollover Stockholders;

•

that the Merger Agreement contains restrictions on the conduct of the Company’s business prior to the completion of the Merger, generally requiring the Company to conduct its business only in the ordinary course, subject to specific limitations, which may delay or prevent the Company from undertaking business opportunities that may arise pending completion of the Merger and the length of time between signing and Closing when these restrictions are in place, due to the time needed to satisfy the conditions to closing the Merger;

•

the risks and costs to the Company if the Merger does not close, including the diversion of management and employee attention, potential employee attrition and the potential effect on business and customer relationships;

•

that if the Merger is not completed, the Company would be required to pay its fees and expenses associated with the transaction and also, under certain circumstances, pay a termination fee of $1,500,000 (the “Termination Fee”);

•	that the receipt of cash in exchange for shares of the Company’s common stock pursuant to the Merger will be a taxable sale transaction for U.S. federal income tax purposes;

•

the Merger Agreement’s limitations on the Company’s ability to solicit other offers, despite the fact that the Special Committee is authorized to respond to unsolicited proposals meeting specified criteria set forth and in accordance with the terms of the Merger Agreement; and

•

that Parent’s obligation to close the transaction is subject to certain conditions that are outside of the Company’s control, including the condition that Parent and Merger Sub must have obtained, on terms and conditions satisfactory to Parent, funded debt financing of not less than $17.5 million.

In the course of reaching the determinations and decisions, and making the recommendations, described above, the Special Committee also considered the following factors relating to the procedural safeguards that the Special Committee believes were and are present to ensure the fairness of the Merger to the Company’s NonRollover Stockholders and to permit the Special Committee to represent the interests of the Company’s NonRollover Stockholders, each of which safeguards the Special Committee believes supported its decision and provided assurance of the fairness of the Merger to the Company and its NonRollover Stockholders:

•

that the Special Committee consists solely of independent and disinterested directors who are not employees of the Company and who have no material financial interest in the Merger that is different from that of the Company’s NonRollover Stockholders;

•

that the Special Committee received an opinion from HFBE, delivered orally at the Special Committee meeting on December 19, 2010, and subsequently confirmed in writing, that, as of December 19, 2010, the date of the opinion, and based upon and subject to the factors, assumptions, limitations,

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qualifications and other conditions set forth in the opinion, the Per Share Price, without interest, to be received pursuant to the Merger Agreement by the NonRollover Stockholders was fair, from a financial point of view, to such holders;

•

that the Special Committee was involved in extensive deliberations over many months regarding the proposal, and was provided broad authority and sufficient resources, including access to the Company’s management and the Company’s and Board’s counsel and advisors;

•

that the Special Committee, with the assistance of its legal and financial advisors, and the Company’s and Board’s counsel and advisors, negotiated with Parent and its representatives and sought and received numerous concessions;

•

the requirement that the Merger Agreement be approved by the affirmative vote of holders of a majority of the outstanding shares of the Company’s common stock entitled to vote at the Special Meeting and the fact that stockholders of the Company owning over 60% of the issued and outstanding shares of the Company’s common stock have entered into the Voting Agreements to vote their respective shares of the Company’s common stock owned by such stockholders for the adoption and approval of the Merger Agreement and the Merger;

•

subject to the Board’s approval, the Special Committee had authority to negotiate the terms of the Merger Agreement and to decide whether to recommend the Merger Agreement and the Merger or any alternative thereto;

•	that the Special Committee was aware that it had no obligation to recommend any transaction, including the proposal put forth by GPP; and

•

that the Special Committee made its evaluation of the Merger Agreement and the Merger based upon the factors discussed in this proxy statement, and independent of members of the Board who are Rollover Stockholders.

The foregoing discussion of the information and factors considered by the Special Committee includes the material factors considered by the Special Committee. In view of the variety of factors considered in connection with its evaluation of the Merger, the Special Committee did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific factors considered in reaching its determination and recommendation. In addition, individual directors may have given different weights to different factors. The Special Committee approved and recommends the Merger Agreement and the Merger based upon the totality of the information presented to and considered by it.

The Board

The Board consists of five directors, two of whom, Messrs. Elgamal and Olmo-Rivas, along with Messrs. Chapa and Bland Chamberlain, are Rollover Stockholders and have interests in the Merger different from the interests of the Company and its NonRollover Stockholders. The Board established the Special Committee, consisting of two independent directors, and empowered it to study, review, evaluate, negotiate and, if appropriate, make a recommendation to the Board regarding the proposal from third parties, including GPP, and any unsolicited proposals that were received. On December 19, 2010, the Board met to consider the report and recommendation of the Special Committee. On the basis of the Special Committee’s recommendation and the other factors described below, the Board, unanimously:

•	determined that the Merger and the Merger Agreement are advisable, fair to, and in the best interests of, the Company’s stockholders, including NonRollover Stockholders of the Company;

•

determined, based on the conclusions and recommendations of the Special Committee, that undertaking the transaction at this time was in the best interests of the Company and the Company’s NonRollover Stockholders;

•	recommended that the Company’s stockholders vote to adopt and approve the Merger Agreement and the Merger;

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•

took all actions so that the Merger Agreement would not be subject to the General Corporation Law of the State of Delaware (the “DGCL”) anti-takeover statute or any other applicable merger, anti-takeover or similar statute or regulation; and

•	approved various related resolutions.

In determining that the Merger Agreement is advisable, fair to, and in the best interests of, the Company and its stockholders, including the NonRollover Stockholders, and approving the Merger Agreement, and recommending that the Company’s stockholders vote for the adoption and approval of the Merger Agreement and the Merger, the Board considered the following material factors:

•	the unanimous determination and recommendation of the Special Committee;

•

the fact that the Merger Consideration, including the amount thereof, and the other terms of the Merger Agreement resulted from negotiations between the Special Committee and its and Company’s legal and financial advisors, and GPP and Parent and its advisors, and the Board’s belief that the Merger Consideration was the highest consideration that it was able to negotiate with GPP and Parent;

•

the factors considered by the Special Committee, including the positive factors and potential benefits of the Merger Agreement and the Merger, the risks and potentially negative factors relating to the Merger Agreement and the Merger, the fairness opinion received by the Special Committee; and

•	the factors relating to procedural safeguards described above.

The Board and the Special Committee did not (a) retain an unaffiliated representative to act solely on behalf of the Company’s stockholders for purposes of negotiating the terms of the Merger Agreement, or (b) structure the transaction to require approval of at least a majority of the NonRollover Stockholders. Nevertheless the Board believes that taking into account the factors listed above and further taking into account the fact that the parties to the Voting Agreements will have the right to vote over 60% of the Company’s outstanding common stock, the absence of these two safeguards did not diminish the fairness of the process undertaken by the Board and the Special Committee.

The foregoing discussion of the information and factors considered by the Board includes the material factors considered by the Board. In view of the variety of factors considered in connection with its evaluation of the Merger, the Board did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific factors considered in reaching its determination and recommendation. In addition, individual directors may have given different weights to different factors. The Board approved and recommends the Merger Agreement and the Merger based upon the totality of the information presented to and considered by it. The Board also believes that the Merger is procedurally fair because, among other factors, the terms of the Merger Agreement require the affirmative vote of a majority of the outstanding shares of the Company’s common stock entitled to vote at the Special Meeting.

The Board recommends that you vote “FOR” the adoption and approval of the Merger Agreement and the Merger.

Opinion of Howard Frazier Barker Elliott, Inc. to the Special Committee

The Special Committee of the Company retained HFBE to render an opinion to the Special Committee as to the fairness, from a financial point of view, of the consideration to be received by the NonRollover Stockholders in connection with the Merger. For purposes of its analysis, HFBE assumed the consideration to be paid to the NonRollover Stockholders in the Merger would be $2.87 per share of the Company’s common stock. At the meeting of the Special Committee on December 15, 2010 and December 19, 2010, HFBE delivered an oral opinion that such consideration was fair, from a financial point of view, to the NonRollover Stockholders. On

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December 19, 2010, HFBE delivered its written opinion to the Special Committee that stated, as of the date of the opinion and based upon and subject to various assumptions and limitations described in the opinion, the consideration to be received by the NonRollover Stockholders in the Merger was fair, from a financial point of view, to the NonRollover Stockholders. The Company does not believe there have been any material changes in the Company’s operations, performance or in any of the projections or assumptions upon which HFBE based its opinion since the delivery of the opinion and does not anticipate any material changes to occur before the Special Meeting.

The full text of HFBE’s written opinion to the Special Committee of the Company, which describes, among other things, the assumptions made, procedures followed, factors considered and limitations on the review undertaken, is attached as Appendix C to this proxy statement. The following summary of HFBE’s opinion is qualified in its entirety by reference to the full text of the opinion. HFBE delivered its opinion to the Special Committee of the Company for use in connection with the Special Committee’s evaluation of the consideration to be received by the NonRollover Stockholders in the Merger from a financial point of view. HFBE’s opinion does not address any other aspect of the Merger and does not constitute a recommendation to any stockholder as to how to vote with respect to the proposed Merger or any related matter. Holders of the Company’s common stock are encouraged to read HFBE’s opinion for a discussion of the procedures followed, factors considered, assumptions made and qualifications and limitations of the review undertaken by HFBE in connection with its opinion.

HFBE’s opinion was addressed to the Special Committee, and was directed only to the fairness, from a financial point of view, of the Per Share Price to be received by the NonRollover Stockholders of the Company in the Merger. It did not address any other aspect of the Merger. HFBE’s opinion was one of many factors taken into consideration by the Special Committee in making its determination to recommend and approve the Merger Agreement and the Merger. HFBE’s opinion does not address in any manner the merits of the underlying business decision of the Company to enter into the Merger Agreement or the Merger, the Company’s decision whether it should complete the Merger or any other alternatives to the Merger that might exist for the Company. HFBE’s opinion does not constitute a recommendation to the Company, the Board, the Special Committee, or any other committee, or the Company’s stockholders as to how such person should vote or as to the specific action that should be taken in connection with the Merger. HFBE expressed no opinion with respect to the fairness of the amount or nature of any consideration or compensation to any officers, directors, or employees of any party to the Merger, or any class of such persons, relative to the consideration to be received by the NonRollover Stockholders in the Merger. HFBE’s opinion does not address the fairness of any portion or aspect of the Merger to the holders of any class of securities, creditors or other constituencies of the Company, or to any other party, except as set forth in HFBE’s opinion. HFBE did not express any opinion as to the underlying valuation or future performance of the Company or the price at which its securities might trade at any time in the future. The financial terms and other terms of the Merger Agreement and the Merger were determined pursuant to arm’s-length negotiations between the Company, GPP, and each of their respective advisors and not pursuant to HFBE’s recommendations. The decision to enter into the Merger was solely determined by the Special Committee and the Board.

In connection with rendering its opinion and performing its related financial analyses, HFBE reviewed, among other things:

•

the December 20, 2010 draft of the Merger Agreement, which the Company represented to HFBE was, with respect to all material terms and conditions thereof, substantially in the form of the definitive agreement to be executed by the parties promptly after receipt of HFBE’s opinion;

•	the December 20, 2010 draft of the Exchange Agreement;

•

certain publicly available filings by the Company with the SEC including the Company’s annual reports on Form 10-K for the years ended December 31, 2005 through 2009 and the Company’s quarterly report on Form 10-Q for the quarters ended March 31, June 30, and September 30, 2010;

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•	current and historical prices and trading volumes of the Company’s common stock;

•	projected financial statements for the Company for the years ending December 31, 2011 through 2014 as provided by the Company’s management;

•	certain other publicly available information concerning the Company;

•	certain publicly available information concerning certain other publicly traded companies engaged in businesses that HFBE believed to be generally comparable to the Company; and

•	such other matters as HFBE deemed necessary, including an assessment of general economic market and monetary conditions.

In addition, HFBE held discussions with members of the management of the Company regarding the business, operations, financial condition, and prospects of the Company. HFBE discussed with the Company’s management the financial projections provided by management listed above. HFBE also performed such other financial studies, analyses and investigations as it deemed appropriate.

HFBE, with the Special Committee’s permission, relied upon the accuracy and completeness of all information supplied or otherwise made available to it by the Company. HFBE assumed, with the Company’s consent, that the projections for the Company used in rendering its opinion had been reasonably prepared on bases reflecting the best currently available estimates and judgments of the Company’s management. HFBE expresses no opinion with respect to such projections or the assumptions on which such projections are based. HFBE was not engaged to and did not independently verify such information or assumptions, including any financial forecasts. Neither the Company nor HFBE or any other person assumes responsibility if future results are materially different from those discussed. HFBE did not undertake and was not provided with an independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of the Company. HFBE also relied upon and assumed, without independent verification, that the Merger will be consummated in a timely manner in accordance with the terms described in the Merger Agreement and documents provided to it by the Company, without any material amendments or modifications thereto.

HFBE was not requested to and did not solicit third party indications of interest in providing capital to or acquiring all or any part of the Company. The opinion of HFBE was just one of the several factors taken into account by the Special Committee in making its determination to approve the Merger, including those described elsewhere in this proxy statement.

The preparation of a fairness opinion involves various determinations as to the most appropriate and relevant quantitative and qualitative methods of financial analysis and the application of those methods to the particular circumstances and, therefore, such an opinion is not readily susceptible to partial analysis or summary description. Furthermore, in arriving at its opinion, HFBE did not attribute any particular weight to any analysis or factor that it considered, but rather made qualitative judgments as to the significance and relevance of each analysis or factor. Accordingly, HFBE believes that its analysis must be considered as a whole and that considering any portion of such analysis and of the factors considered, without considering all analyses and factors, could create a misleading or incomplete view of the process underlying its opinion. In its analyses HFBE made numerous assumptions with respect to the industry, general business and economic conditions and other matters, many of which are beyond the control of the Company or GPP. Any estimates contained in these analyses are not necessarily indicative of actual values or predictive of future results or values which may be significantly more or less favorable than as set forth therein. Accordingly, the analyses and estimates are inherently subject to substantial uncertainty and neither the Company nor HFBE assume responsibility if future results are materially different than those forecast. In addition, analyses relating to the value of the business do not purport to be appraisals or to reflect the prices at which businesses may actually be sold. Also, HFBE did not attempt to confirm whether the Company had good title to its assets.

The HFBE opinion is for the use and benefit of the Special Committee in connection with its consideration of the Merger. The HFBE opinion may not be used by any other person or for any other purpose without HFBE’s

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prior written consent. HFBE’s opinion should not be construed as creating any fiduciary duty on its part to any party. HFBE’s opinion was based on economic, market, financial and other conditions as they existed as of the date of the opinion, and on the information made available to HFBE as of the date of the opinion. Although subsequent developments may affect the conclusion reached in the opinion, HFBE has no obligation to update, revise, or reaffirm its opinion. HFBE’s opinion has been reviewed and authorized for issuance by HFBE’s fairness committee.

The following represents a brief summary of the material financial analyses presented by HFBE to the Special Committee in connection with rendering its opinion. The summary set forth below does not purport to be a complete description of the analyses performed by HFBE nor does the order of the analyses described represent the relative importance or weight given to those analyses by HFBE. Certain of the summaries of the financial analyses include information set forth in tabular format. The tables must be read together with the full text of each summary in order to fully understand the financial analyses used by HFBE and are not alone a complete description of HFBE’s analyses. HFBE further believes that selecting portions of its analyses and the factors considered or focusing on information presented in tabular format, without considering all analyses and factors or the narrative description of the analyses, could create a misleading or incomplete view of the processes underlying HFBE’s analyses and opinion.

Historical Trading Prices

As of December 17, 2010, the Company had approximately 12.8 million shares of common stock outstanding with an aggregate equity market capitalization of $17 million based on the closing price per share of the Company’s common stock of $1.30. HFBE reviewed the average of the closing prices per share of the Company’s common stock, as well as the low and high closing price per share of the Company’s common stock, over the 10-day, 30-day, three-month, and one-year periods ending on December 17, 2010. The results of this review are noted in the table below.

Specified Period	Highest Closing Price Over Specified Period	Average of Closing Prices Over Specified Period	Lowest Closing Price Over Specified Period
10-day	$1.45	$1.34	$1.30
30-day	1.45	1.18	0.90
90-day	1.45	0.93	0.67
One year	2.87	1.36	0.67

Value of the Consideration

For the purposes of its analysis, HFBE assumed the consideration to be paid to the NonRollover Stockholders in the Merger would be $2.87 per share of the Company’s common stock. Based on 14.8 million diluted shares (as determined using the treasury method) of the Company’s common stock outstanding as of December 17, 2010 and the Per Share Price of $2.87 per share of the Company’s common stock, the aggregate value of the consideration offered to the Company’s common stock was $42.6 million. After subtracting estimated net cash of $1.9 million (based on cash of $4.0 million as of September 30, 2010 adjusted downward by $2.1 million to account for the $0.16 per share dividend announced on December 2, 2010), the enterprise value of the Company implied in the Merger was approximately $40.7 million.

Valuation Analysis

Discounted Cash Flow Analysis. HFBE performed a discounted cash flow analysis of the Company on a stand-alone basis using financial forecasts and estimates prepared by the Company’s management for fiscal years ending December 31, 2011 to 2014. HFBE performed a discounted cash flow analysis to generate reference ranges for the implied per share equity value of the Company common stock by calculating the total present value of estimated, stand-alone, unlevered, after-tax cash flows beginning on January 1, 2011 through December 31, 2014 using discount rates ranging from 13.5% to 16.4%. HFBE also calculated terminal values for

37

each of the cases for the Company, as of December 31, 2014, using unlevered, after-tax, cash flows and capitalization rates ranging from 8.5% to 13.4%. The capitalization rates were divided into projected, unlevered, after-tax cash flows for fiscal year ending December 31, 2015 to determine the estimated terminal values of the Company. The estimated terminal values were then discounted to present value as of August 31, 2010 using the discount rates ranging from 13.5% to 16.4%. For purposes of this analysis, HFBE used the number of diluted shares of the Company common stock as of December 17, 2010 calculated using the treasury method. The discounted cash flow analysis indicated the following implied equity value per share reference range of the Company’s common stock, as compared to the Per Share Price utilized by HFBE in its analysis:

Implied Per Share Equity Value Reference Range for the Company	Per Share Price
$2.51 - $3.71	$2.87

Selected Company Analysis. HFBE deemed the selected companies to be relevant based upon such companies meeting one or more of the following general characteristics: (a) public company traded on a U.S. exchange; (b) healthcare company primarily focused on businesses reasonably similar to that of the Company; and (c) majority of revenues derived in the United States. Using publicly available information, HFBE compared selected financial information for the Company and the following four selected publicly traded companies in the healthcare industry:

•	Emergent Group, Inc.

•	Emergency Medical Services Corp.

•	Continucare Corp.

•	US Physical Therapy Inc.

All of the selected companies are larger than the Company both in terms of revenues, EBITDA (earnings before interest expense, tax expense, depreciation and amortization) and enterprise value, with latest twelve months ended September 30, 2010 (“LTM”) revenues ranging from approximately $29.9 million to approximately $2.8 billion, compared with the Company’s LTM revenues of approximately $24.8 million. The LTM EBITDA of the selected companies ranged from $8.2 million to $302.9 million, as compared to $6.3 million for the Company. Based on publicly available information as of December 17, 2010, the enterprise value for the selected companies ranged from approximately $43.7 million to approximately $2.9 billion, compared with the Company’s approximately $40.7 million (based on the enterprise value of the Company implied by the Per Share Price of $2.87 utilized in HFBE’s analysis).

For each of the selected companies, HFBE reviewed, among other things, the ratio of enterprise value, which was calculated as equity value based on closing stock prices as of December 17, 2010, plus debt, less cash and cash equivalents, as a multiple of the LTM and estimated 2011 (“2011E”) and 2012 (“2012E”) EBITDA. Estimated financial data of the selected publicly traded companies were based on publicly available research analysts’ estimates (any of which may or may not prove to be accurate), public filings, and other publicly available information. Estimated financial data of the Company were based on the Company management’s forecasts. The multiples and ratios for the Company were calculated based on using the Per Share Price of $2.87 of the Company’s common stock.

	Enterprise Value to LTM EBITDA	Enterprise Value to 2011E EBITDA (1)		Enterprise Value to 2012E EBITDA (1)
Selected Companies
Highest	9.6x	8.1x		7.6x
Mean	6.9x	6.8x		6.4x
Median	6.4x	6.7x		6.1x
Lowest	5.3x	5.7x		5.5x

The Company
Per Share Price ($2.87/share)	6.5x	6.3x	(2)	5.8x	(2)

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(1)	Research analyst estimates not available for Emergent Group, Inc.
(2)	Based on the Company’s management projections of EBITDA of approximately $6.5 million for 2011E and $7.0 million for 2012E

For the Company, HFBE applied a range of selected multiples derived from the selected companies based on LTM and estimated 2011 and 2012 EBITDA to corresponding financial data of the Company in order to derive implied per share equity value reference ranges for the Company’s common stock. This analysis indicated the following implied per share equity value reference ranges for the Company’s common stock, as compared to the Per Share Price:

Implied Per Share Equity Value Reference Ranges for the Company’s Common Stock			Per Share Price
LTM EBITDA	2011E EBITDA	2012E EBITDA
$2.67 - $3.17	$2.85 - $3.37	$2.85 - $3.31	$2.87

No company utilized in the selected companies analysis is identical to the Company. Accordingly, an evaluation of the results of this analysis is not entirely mathematical. Rather, this analysis involves complex considerations and judgments concerning differences in financial and operating characteristics and other factors that could affect the enterprise values, calculated as described above or other values of the companies to which the Company was compared.

Other Factors

HFBE also reviewed, for informational purposes, certain other factors, including control premiums paid in selected precedent transactions involving companies with stock prices greater than $1 per share completed between January 1, 2000 and December 17, 2010.

Miscellaneous

The discussion set forth above is a summary of the material financial analyses presented by HFBE to the Special Committee in connection with its opinion and is not a comprehensive description of all analyses undertaken by HFBE in connection with its opinion. Subject to the limitations on the review undertaken by HFBE, the assumptions and qualitative judgments made by HFBE and other factors stated in its opinion and referred to above, the implied per share equity value reference ranges for the Company derived using the various valuation methodologies discussed above supported HFBE’s conclusion that the consideration to be received by the NonRollover Stockholders in the Merger was fair, from a financial point of view, to the NonRollover Stockholders.

HFBE is a nationally recognized investment banking and business valuation firm with expertise in, among other things, valuing businesses and securities and rendering fairness opinions. HFBE is continually engaged in the valuation of businesses and securities in connection with mergers and acquisitions, private placements of equity and debt, employee stock ownership plans, and other general corporate purposes. The Company determined to use the services of HFBE because it is a recognized investment banking firm that has substantial experience in similar matters. HFBE has received a customary fee in connection with the preparation and issuance of its opinion and will be reimbursed for its reasonable expenses, including attorneys’ fees. No additional fee or compensation for services will be paid to HFBE in connection with or upon completion of the Merger. Also, the Company has agreed to indemnify HFBE and related persons and entities for certain liabilities that may relate to, or arise out of, its engagement, including liabilities under federal securities laws. During the two years preceding the date of its opinion, HFBE has not provided any services to and has not received any compensation from the Company, GPP, or their respective affiliates. HFBE may in the future provide financial advisory, investment banking, or other services to the Company, GPP, or their respective affiliates for which it would expect to receive compensation.

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Purpose and Reasons for the Merger

If the proposed Merger is completed, the Company will become a wholly owned subsidiary of Parent. Merger Sub is a wholly owned subsidiary of Parent, which is an affiliate of GPP. For Parent and Merger Sub, the purpose of the transaction is to effectuate the transactions contemplated by the Merger Agreement. For GPP, the purpose of the Merger is to allow GPP to indirectly own a majority of the Company. The transaction has been structured as a cash merger in order to provide the Company’s NonRollover Stockholders with cash for their shares of the Company’s common stock and to provide a prompt and orderly transfer of ownership of the Company.

Parent, Merger Sub and GPP believe that it is best for the Company to operate as a privately held entity because, as such, GPP believes the Company will have greater operating flexibility, allowing management to concentrate on long-term growth, reduce its focus on the quarter-to-quarter performance often emphasized by the public markets and pursue alternatives that the Company may not have as a public company. In addition, Parent, Merger Sub and GPP believe that the Company’s future business prospects can be improved through GPP’s active participation in the strategic direction and operation of the Company. Parent, Merger Sub and GPP believe that there will be significant opportunities associated with GPP’s investment in the Company, but also realize that there are substantial risks, including the risks and uncertainties related to the Company’s prospects and operations.

Parent, Merger Sub and GPP believe that structuring the transaction as a merger is preferable to other transaction structures because it will enable Parent to acquire all of the equity of the Company at one time and provides the opportunity for the Company’s NonRollover Stockholders to receive fair value for their shares, payable in cash.

Plans for the Company After the Merger; Officers and Directors

After the Merger, it is expected that the business and operations of the Surviving Corporation will be continued substantially as they are currently being conducted by the Company and its subsidiaries.

After the Merger, the board of directors of the Parent shall include seven members, designated as follows:

•	After the Effective Time, GPP may elect five individuals to the Parent’s board of directors;

•

For so long as Mr. Elgamal owns all of the shares of the Parent’s Series A preferred stock he acquires at the time of the Merger (not including preferred shares transferred pursuant to a “Permitted Transfer”, as defined in the Stockholders’ Agreement), Mr. Elgamal shall be entitled to designate one member of the Parent’s board of directors.

•

For so long as Mr. Olmo-Rivas owns all of the shares of the Parent’s Series A preferred stock he acquires at the time of the Merger (not including preferred shares transferred pursuant to a Permitted Transfer), he shall be entitled to designate one member of the Parent’s board of directors.

Parent and GPP have no present plans or proposals involving the Company or its subsidiaries that relate to or would result in an extraordinary corporate transaction, such as a merger, reorganization, or liquidation, or a purchase, sale, or transfer of a material amount of assets, or any other material change in their corporate structures or businesses.

After the Merger, the board of directors and management of the Surviving Corporation may review proposals relating to or may propose an acquisition or disposition of assets or other changes in the business, corporate structure, capitalization, or management of the Surviving Corporation or its subsidiaries and may develop new plans and proposals that they consider appropriate to maximize the value of the Surviving Corporation, and may undertake any of the foregoing actions if they are deemed desirable at any time following the Merger. GPP and Parent expressly reserve the right to make any changes they deem appropriate in light of

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such evaluation and review or in light of future developments and opportunities, subject to approval by Mr. Elgamal and Mr. Olmo-Riva in certain instances, as long as each owns all of the shares of the Parent’s Series A preferred stock he acquires at the time of the Merger.

Interests of Certain of the Company’s Officers and Directors in the Merger

In considering the recommendation of the Special Committee and the Board with respect to the Merger, the Company’s NonRollover Stockholders should be aware that certain members of the Company’s Board, management and key employees have interests that are different from the interests of the Company’s NonRollover Stockholders, as more fully described below. These interests may create actual or potential conflicts of interest. As a result, the Board formed the Special Committee to evaluate the proposed Merger. The Special Committee is comprised solely of members of the Board who are not employees of the Company, who are deemed to be independent, and who have no commercial relationship with GPP, Parent, Merger Sub or their affiliates. The Special Committee and the Board were made aware of these interests and considered them when they adopted and approved the Merger Agreement and the Merger. These interests include the following:

•

All of the stock options currently owned by our Rollover Stockholders and the members of our Board, shall immediately vest and become exercisable in connection with the Merger. All options not exercised by the Rollover Stockholders and the members of our Board shall be converted into the right to receive the Option Consideration (as defined in “– Certain Effects of the Merger”) upon consummation of the Merger.

•

The Rollover Stockholders will receive the Parent’s Series A preferred stock at the Closing, which will represent, in the aggregate, approximately 14.9% of the Parent’s total shares of capital stock outstanding on the date of the Closing (the “Closing Date”). The immediate economic value and the long-term value of these shares are not readily ascertainable . For purposes of establishing such shares liquidation preference under the terms of the Parent’s Amended and Restated Certificate of Incorporation, the liquidation preference will be calculated at the Closing and will be equal to (a) the aggregate amount of equity invested by GPP in Parent divided by 8,508 shares of Series B preferred stock to be issued to GPP, multiplied by (b) 1,492 shares of Series A preferred stock issued to the Rollover Stockholders, which means that the Series A preferred stock to be owned by the Rollover Stockholders will have an initial approximate aggregate liquidation value of $            , or $            per Rollover Share.

•

The Management Employees have entered into Employment Agreements with the Merger Sub, whereby (a) the Management Employees shall remain employed by the Surviving Corporation after the Effective Time, (b) each of the Management Employees will receive a base salary of $386,250 per annum, (c) the Management Employees shall be eligible to earn an annual incentive bonus of up to a maximum amount of 100% of their then-current salary upon meeting certain revenue and EBITDA targets, (d) the Management Employees shall be eligible to earn a business development bonus equal to 12.5% of any EBITDA generated in year one and year two of the term of the Employment Agreement in excess of the base EBITDA, and (e) the Management Employees will be granted employee stock options to purchase an aggregated of 1.75% of the number of fully diluted outstanding shares of the Parent’s common stock, which will vest 50% when the Company achieves certain EBITDA targets during a period of 12 consecutive calendar months, so long as such achievement occurs within 36 months of the effective date and the remaining 50% when the Company achieves certain EBITDA targets during a period of 12 consecutive calendar months, so long as such achievement occurs within 48 months of the effective date of the Employment Agreements.

•

Mr. Toh, the Company’s lead independent director, shall receive a fee of $250,000 upon the Closing of the Merger for his services in structuring and coordinating the Merger. These fees are in addition to the fees Mr. Toh receives for serving on the Board and certain of its committees.

•

For six years after the Effective Time, the Surviving Corporation shall assume all currently existing obligations with respect to indemnification, advancement of expenses and exculpation from liabilities

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for acts or omissions occurring at or prior to, the Effective Time existing in favor of the Company’s and its Subsidiaries’ directors or officers and shall obtain a prepaid “tail” insurance policy on the Company’s directors’ and officers’ liability insurance for a period of at least six years after the Effective Time on terms with respect to such coverage and amounts no less favorable than those of the existing policy in effect on the date the Merger Agreement was executed.

Special Committee Fees

Special Committee members are paid for their service on the Special Committee as follows:

•	The Special Committee members each received a fee of $500 for each committee meeting;

•	At the time of the Closing of the Merger, both members of the Special Committee will receive a fee of $25,000; and

•	The Special Committee members are reimbursed for their reasonable expenses.

Certain Effects of the Merger

Upon completion of the Merger:

•

Each share of common stock, par value $0.001 per share, of the Company that is issued and outstanding immediately prior to the Closing (other than (x) any common stock owned directly or indirectly by the Parent or the Company or any of their respective subsidiaries, including certain shares owned by the Rollover Stockholders (the “Excluded Shares”) and (y) any Dissenting Shares (as defined in “ – Material U.S. Federal Income Tax Consequences of the Merger”)), shall be converted into and represent the right to receive an amount equal to $2.87 per share, in cash, subject to adjustment as described below (the “Per Share Price” and collectively with the Additional Per Share Merger Consideration, as defined below, the “Merger Consideration”).

•

The Company will distribute as additional merger consideration to each of the Company’s stockholders (including the Rollover Stockholders) and the holders of the Company Stock Options (as hereafter defined) and Company Warrants (as hereafter defined) (A) an amount per share equal to (1) a final cash dividend, if any, equal to the maximum amount determined at least five business days but no more than eight business days prior to the Closing based on the formula set forth in the Merger Agreement divided by (2) the number of shares of common stock plus the Cashless Exercise Option Shares (as hereafter defined) plus the number of shares of common stock issuable upon exercise of the Company Warrants each as outstanding as of the Closing (the “Additional Cash Per Share Merger Consideration”); and (B) a proportionate ownership interest in CMC, which will be the beneficial owner of certain pending litigation and litigation rights, as described more fully below under “Transaction Documents – Formation Agreement and Class Action Litigation” (the “Additional Equity Per Share Merger Consideration” and collectively with the Additional Cash Per Share Merger Consideration, the “Additional Per Share Merger Consideration”).

•

Each outstanding stock option (each a “Company Stock Option”) to purchase common stock that is not exercised prior to the Closing shall be canceled and converted into the right to receive (i) a cash payment equal to (A) the excess, if any, of (1) the Per Share Price over (2) the exercise price per share of common stock subject to such Company Stock Option, multiplied by (B) the number of shares of common stock for which such Company Stock Option shall not theretofore have been exercised (the “Parent Option Consideration”) plus (ii) (A) the Additional Per Share Merger Consideration multiplied by (B) the number of shares of common stock issuable upon exercise of the unexercised Company Stock Options if they were exercised on a cashless basis (the “Cashless Exercise Option Shares”) (the “Company Option Consideration” and collectively with the Parent Option Consideration, the “Option Consideration”).

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•

Each outstanding warrant (each a “Company Warrant”) to purchase common stock that is not exercised prior to the Closing shall represent the right to receive (i) a cash payment equal to (A) the excess, if any, of (1) the Per Share Price over (2) the exercise price per share of common stock subject to such Company Warrant, multiplied by (B) the number of shares of common stock for which such Company Warrant shall not theretofore have been exercised (the “Parent Warrant Consideration”) plus (ii) (A) the Additional Per Share Merger Consideration multiplied by (B) the number of shares of the common stock for which such Company Warrant shall not theretofore have been exercised (the “Company Warrant Consideration” and collectively with the Parent Warrant Consideration, the “Warrant Consideration”).

•

Each share of the Company’s common stock owned by a Rollover Stockholder that is exchanged for shares of the Parent’s Series A preferred stock pursuant to an Exchange Agreement will be converted into and represent the right to receive the Additional Per Share Merger Consideration, which consideration shall be paid directly to the Rollover Stockholders.

•

The registration of the Company’s common stock under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Company’s reporting obligation under the Exchange Act will be suspended and then terminated 45 days after notice to the SEC;

•	The Company’s common stock will no longer be listed on any exchange or quotation system and price quotations for the Company’s common stock will no longer be available;

•	The Company will not be subject to the obligations and constraints, and the related direct and indirect costs, associated with being the issuer of publicly traded equity securities;

•

The NonRollover Stockholders will no longer have a direct or indirect interest in, or be stockholders of, the Company, and, therefore, will not be able to participate in the Surviving Corporation’s future earnings and growth, and dividends, if any; and

•	Parent will own 100% of the outstanding capital stock of the Surviving Corporation.

If the Merger is consummated, Parent and the Rollover Stockholders, indirectly through their ownership in Parent, will benefit from any future earnings or growth of the Surviving Corporation and any increases in value of the Surviving Corporation. The NonRollover Stockholders will no longer have any interest in, and will not be stockholders of, the Company. Accordingly, the NonRollover Stockholders will not benefit from any future earnings or growth of the Company or from any increases in the value of the Company or any future dividends that may be paid, if any, and will no longer bear the risk of any decreases in value of the Company. Instead, each NonRollover Stockholder will have the right to receive, upon consummation of the Merger, the Merger Consideration, for each share of common stock held. The receipt of the Merger Consideration will generally be a taxable sale transaction for U.S. federal income tax purposes. See “– Material U.S. Federal Income Tax Consequences of the Merger.”

Formation Agreement

In connection with the negotiation of the terms of the Merger Agreement between the Company and GPP, the Company advised GPP that it believed that certain litigation it had filed that was pending against certain insurance companies had potential meaningful value to its stockholders. GPP was not prepared to increase its valuation of the Company based on the value of the litigation. GPP did not believe that the continued prosecution of such litigation was in the best interests of the ongoing business of the Company, and, as a result, GPP did not want active litigation (other than participation in standard class action litigation) to continue after the Closing of the Merger. The parties discussed several ways that the Company might retain the potential value of the litigation for its stockholders and finally agreed that the beneficial ownership in certain class action litigation could be transferred to a newly formed wholly owned subsidiary of the Company and distributed at the Effective Time as Additional Per Share Merger Consideration. As a result, the Company formed CMC and intends to distribute the ownership interests in CMC (the “CMC Interests”) as part of the Additional Per Share Merger Consideration at

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the Effective Time. ASA, the Company’s subsidiary that is a party to the litigation, will transfer to CMC up to $100,000 in cash and assign its rights in claims under certain class action litigation in which ASA is currently or may become a class member and the right to participate in certain other potential class action litigation (the “Assigned Litigation”) and all obligations and liabilities related to these transferred assets, whether known or unknown, contingent, absolute or otherwise. At the Closing, the Company will enter into the Formation Agreement with CMC. The Formation Agreement also memorializes certain procedures with respect to the handling of the Assigned Litigation following the Effective Time as well as to describe how CMC will be formed. Please read the discussion under the heading “The Transaction Documents – Formation Agreement and Class Action Litigation.”

When evaluating the Additional Equity Per Share Merger Consideration, you should consider that the primary asset of CMC is its right to receive any settlement amounts upon a favorable resolution of the Assigned Litigation. There can be no assurances as to the amounts, if any, that CMC will receive upon resolution of the Assigned Litigation. In view of this uncertainty, the Company is unable to determine the value of the CMC Interests at the present time and there can be no assurances that the CMC Interests will have any value in the future.

Stockholder Voting Agreements

In connection with the Merger Agreement, the Rollover Stockholders who collectively own more than 60% of the issued and outstanding shares of the Company’s common stock, entered into Voting Agreements with the Parent whereby they have agreed to vote the shares of common stock owned by them in favor of the adoption of the Merger Agreement and the consummation of the Merger. The Voting Agreements will terminate upon the Effective Time or if the Merger Agreement is terminated in accordance with its terms.

Exchange Agreements; Stockholders’ Agreement

Contemporaneously with the execution of the Merger Agreement, the Rollover Stockholders entered into the Exchange Agreements, whereby immediately before the Effective Time, each of the Rollover Stockholders will exchange 22.5% of the shares of the Company’s common stock owned by them for shares of Series A preferred stock of the Parent that will represent, in the aggregate, approximately 14.9% of the Parent’s total outstanding shares of capital stock at the Effective Time. The Series A preferred stock will be convertible into shares of the Parent’s voting common stock. Holders of the Series A preferred stock will be entitled to vote along with the Parent’s voting common stock on an as-converted-basis. In addition, the holders of Series A preferred stock will vote as a class with the holders of the Parent’s Series B preferred stock. The transactions contemplated by the Exchange Agreements will not occur if the Merger Agreement is terminated in accordance with its terms.

By virtue of the Exchange Agreements, the Rollover Stockholders will also become parties to a Stockholders’ Agreement among Parent, GPP I-AH, LLC, a Delaware limited liability company and an affiliate of GPP (“GPP-I”), and each of the Rollover Stockholders. The Stockholders’ Agreement will, among other things, provide for restrictions on the transfer of Parent’s capital stock, create certain options with respect to such capital stock, and set forth certain corporate governance provisions applicable to Parent after the Closing of the Merger. The rights of all of the holders of the outstanding capital stock of Parent will be governed by the Stockholders’ Agreement and by the Amended and Restated Certificate of Incorporation of Parent, each of which will become effective only upon the occurrence of the Effective Time.

Material U.S. Federal Income Tax Consequences of the Merger

The following is a summary of material U.S. federal income tax considerations relevant to the stockholders whose shares of common stock are converted to the Merger Consideration in the Merger. This summary is based on laws, regulations, rulings, and decisions currently in effect, all of which are subject to change (possibly with retroactive effect). This summary applies only to stockholders who hold shares of common stock as capital assets

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within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended, and may not apply to certain types of stockholders (such as insurance companies, tax-exempt organizations, and broker-dealers) who may be subject to special rules. This summary does not address the U.S. federal income tax consequences to a stockholder who, for U.S. federal income tax purposes, is a nonresident alien individual, a foreign corporation, a foreign partnership, or a foreign estate or trust, nor does it consider the effect of any foreign, state, or local tax laws.

Because individual circumstances may differ, each stockholder should consult his, her, or its own tax advisor to determine the applicability of the rules discussed below to his, her, or its tax situation and the particular tax effects to him, her or it of the Merger, including the application and effect of state, local, and other tax laws.

Without limiting the generality of the foregoing, if a partnership (or an entity or arrangement treated as a partnership for U.S. federal income tax purposes) is a stockholder, the tax treatment of a partner will generally depend on the status of the partner and the activities of the partnership.

The receipt of Merger Consideration (i.e., the Price Per Share and the Additional Per Share Merger Consideration) or, for shares of common stock that are held by a stockholder who is entitled to and who has properly demanded appraisal for such common stock (the “Dissenting Shares”), the amount received for the shares (the “Dissenting Shares Consideration”)) for shares of common stock pursuant to the Merger will be a taxable transaction for U.S. federal income tax purposes. In general, for U.S. federal income tax purposes, a stockholder will recognize capital gain or loss equal to the difference between the stockholder’s adjusted tax basis in the shares of common stock converted to cash in the Merger and the amount of Merger Consideration or the Dissenting Shares Consideration received. A stockholder’s adjusted basis in the shares of common stock generally should equal the stockholder’s purchase price for such shares of common stock, as adjusted to take into account stock dividends, stock splits, or similar transactions. The amount of Merger Consideration or Dissenting Shares Consideration received will equal the amount of cash received plus the fair market value of property received. Such property includes the Additional Equity Per Share Merger Consideration, for which the Company has not determined the fair market value. In determining the fair market value of such property, you should consult with your tax advisor.

Gain or loss must be determined separately for each block of common stock (i.e., shares of common stock acquired at the same cost in a single transaction) converted to Merger Consideration or Dissenting Shares Consideration.

While the Additional Cash Per Share Merger Consideration should be treated as part of the Merger Consideration, it is possible that the Additional Cash Per Share Merger Consideration will be treated as a dividend for tax purposes. While in general, for United States federal income tax purposes, a qualified dividend paid on or before December 31, 2012, will be taxed at a rate of no more than 15%, the entire amount of the dividend will be subject to tax (i.e., there will be no reduction for tax basis). While the basis can be applied against the part of the Merger Consideration that is not treated as a dividend (e.g., the Price Per Share), it is possible that such dividend treatment can result in a capital loss on the part of the Merger Consideration that is not treated as a dividend (as such part of the Merger Consideration may be less in amount than the basis). As explained below, there are several limits on the ability of a taxpayer to deduct capital losses.

Notwithstanding the above, if you are related, under applicable attribution rules, to a person deemed to own shares of the Parent after the Merger, all the Merger Consideration you receive might possibly be treated as a dividend of the Parent. If you are related to a person deemed to own shares after the Merger, you should consult with your tax advisor to determine your appropriate tax treatment of the Merger.

If you own a Company Stock Option or Company Warrant, the Option Consideration or the Warrant Consideration you receive or to which you are entitled to as a result of the Merger will likely be subject to tax as

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of the date the Merger is consummated. The amount of tax will be based on the amount of such consideration and the ordinary income tax rates for U.S. federal income tax purposes. In addition, your receipt of such consideration or your right to receive such consideration may be subject to withholding. You should consult with your tax advisor to determine your appropriate tax treatment.

A stockholder’s gain or loss on the receipt of consideration for shares of common stock generally will be capital gain or loss. Net capital gain (i.e., generally, capital gain in excess of capital loss) recognized by individuals, estates, and trusts from the sale of property held more than one year would generally be taxed at a rate not to exceed 15% for U.S. federal income tax purposes; provided that, if the Merger is consummated after December 31, 2012, based on current law such gain would be taxed at a rate not to exceed 20% for U.S. federal income tax purposes. Net capital gain from property held for one year or less will be subject to tax at ordinary income tax rates. In addition, capital gains recognized by a corporate taxpayer will be subject to tax at the ordinary income tax rates applicable to corporations. In general, capital losses are deductible only against capital gains and are not available to offset ordinary income. However, individual taxpayers are allowed to offset a limited amount of capital losses against ordinary income.

A stockholder may, under certain circumstances, be subject to “backup withholding” with respect to “reportable payments” made to the stockholder, such as payments of cash for shares of common stock, unless the stockholder provides a taxpayer identification number or otherwise establishes an exemption. Backup withholding is not an additional U.S. federal income tax. Rather, any amount withheld under these rules will be creditable against the stockholder’s U.S. federal income tax liability, provided the required information is furnished to the Internal Revenue Service.

THE FOREGOING DISCUSSION OF CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES IS NOT TAX ADVICE. IN ADDITION, THE DISCUSSION DOES NOT ADDRESS TAX CONSEQUENCES WHICH MAY VARY WITH, OR ARE CONTINGENT ON, YOUR INDIVIDUAL CIRCUMSTANCES. MOREOVER, THE DISCUSSION DOES NOT ADDRESS ANY NON-INCOME TAX OR ANY FOREIGN, STATE, OR LOCAL TAX CONSEQUENCES OF THE MERGER. ACCORDINGLY, THE COMPANY STRONGLY RECOMMENDS THAT YOU CONSULT WITH YOUR TAX ADVISOR TO DETERMINE THE PARTICULAR U.S. FEDERAL, STATE, LOCAL, OR FOREIGN INCOME OR OTHER TAX CONSEQUENCES TO YOU OF THE MERGER.

Merger Financing

The Merger is contingent on the Parent and Merger Sub obtaining funded debt financing of not less than $17.5 million, on terms and conditions satisfactory to Parent. To date Parent has obtained term sheets with respect to such debt financing. Parent currently expects to finance a total of $23.4 million, which will likely be comprised of a senior secured revolving term loan in the amount of $15.0 million and up to $8.4 million in a senior secured subordinated note. The debt financing is expected to be secured by first and second liens on all of the assets of the Company and have a maturity date of between four and five years.

Regulatory Approvals

The Company does not believe that any material federal or state regulatory approvals, filings, or notices are required in connection with the Merger other than approvals, filings or notices required under the federal securities laws, the filing of the certificate of merger with the Delaware Secretary of State upon consummation of the Merger, filings required by and approvals required under the rules and regulations of the OTCBB, and filings, waivers or approvals as may be required under any applicable healthcare laws.

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Fees and Expenses

Whether or not the Merger is consummated and except as otherwise provided in this proxy statement or the Merger Agreement, the Company shall be responsible for the reasonable out-of-pocket fees and expenses incurred by the Company, the Special Committee and the Rollover Stockholders in connection with the Merger and the transactions contemplated under the Merger Agreement, including the Employment Agreements. Estimated fees and expenses to be incurred by the Company in connection with the Merger are as follows:

Legal fees and expenses	$1,023,051
Accounting and other due diligence expenses	—
Financial advisory fees and related expenses	274,965
Special Committee fees	15,000
Printing, proxy solicitation and meeting costs	45,000
Filing fees	4,975
Miscellaneous	50,000

Total	$1,412,991

Provisions for NonRollover Stockholders

The Board (including the Special Committee) has received the opinion of HFBE, dated as of December 19, 2010 (the “Fairness Opinion”), to the effect that, as of such date, and subject to the various assumptions, limitations, and qualifications set forth therein, the Per Share Price to be received by the NonRollover Stockholders is fair from a financial point of view to such holders.

No provision has been made to grant the NonRollover Stockholders access to the corporate files of the Company or its subsidiaries or the other parties to the Merger Agreement, or to obtain counsel or appraisal services at the expense of the Company or such other parties.

Rights of Dissenting Stockholders; Appraisal Rights

Under the DGCL, if you do not wish to accept the payment provided for in the Merger Agreement, you have the right to dissent from the Merger and to receive payment in cash for the fair value of your shares of the Company’s common stock. The Company’s stockholders electing to exercise appraisal rights must comply with the provisions of Section 262 of the DGCL in order to perfect their rights. The Company will require strict compliance with the statutory procedures. A copy of Section 262 is attached to this proxy statement as Appendix B.

The following is intended as a brief summary of the material provisions of the Delaware statutory procedures required to be followed by a stockholder in order to dissent from the Merger and perfect appraisal rights. This summary, however, is not a complete statement of all applicable requirements and is qualified in its entirety by reference to Section 262 of the DGCL.

Section 262 requires that stockholders be notified that appraisal rights will be available not less than 20 days before the Special Meeting to vote on the Merger. A copy of Section 262 must be included with such notice. This proxy statement constitutes the Company’s notice to its stockholders of the availability of appraisal rights in connection with the Merger in compliance with the requirements of Section 262. If you wish to consider exercising your appraisal rights, you should carefully review the text of Section 262 contained in Appendix B since failure to timely and properly comply with the requirements of Section 262 will result in the loss of your appraisal rights under Delaware law.

If you elect to demand appraisal of your shares, you must satisfy each of the following conditions:

•	You must deliver to the Company a written demand for appraisal of your shares before the vote with respect to the Merger is taken. This written demand for appraisal must be in addition to and separate

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from any proxy or vote abstaining from or voting against approval and adoption of the Merger Agreement. Voting against or failing to vote for approval and adoption of the Merger Agreement by itself does not constitute a demand for appraisal within the meaning of Section 262.

•

You must not vote in favor of approval and adoption of the Merger Agreement. A vote in favor of the approval and adoption of the Merger Agreement, by proxy or in person, will constitute a waiver of your appraisal rights in respect of the shares so voted and will nullify any previously filed written demands for appraisal.

If you fail to comply with either of these conditions and the Merger is completed, you will be entitled to receive the Merger Consideration for your shares of the Company’s common stock, without interest (and less applicable withholding taxes), as provided for in the Merger Agreement, but you will have no appraisal rights with respect to your shares of the Company’s common stock.

All demands for appraisal should be addressed to the Secretary at American Surgical Holdings, Inc., 10039 Bissonnet Street, Suite 250, Houston, Texas 77036-7852, before the vote on the Merger is taken at the Special Meeting, and should be executed by, or on behalf of, the record holder of your shares of Company common stock. The demand must reasonably inform the Company of the identity of the stockholder and the intention of the stockholder to demand appraisal of his, her or its shares.

To be effective, a demand for appraisal by a holder of the Company’s common stock must be made by, or in the name of, such registered stockholder, fully and correctly, as the stockholder’s name appears on his or her stock certificate(s) and cannot be made by the beneficial owner if he or she does not also hold the shares of record. The beneficial holder must, in such cases, have the registered owner submit the required demand in respect of those shares.

If your shares of the Company’s common stock are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, execution of a demand for appraisal should be made in that capacity; and if your shares are owned of record by more than one person, as in a joint tenancy or tenancy in common, the demand should be executed by or for all joint owners. An authorized agent, including an authorized agent for two or more joint owners, may execute the demand for appraisal for a stockholder of record; however, the agent must identify the record owner or owners and expressly disclose the fact that, in executing the demand, he or she is acting as agent for the record owner. A record owner, such as a broker, who holds shares of the Company’s common stock as a nominee for others, may exercise his, her or its right of appraisal with respect to the shares of the Company’s common stock held for one or more beneficial owners, while not exercising this right for other beneficial owners. In that case, the written demand should state the number of shares of the Company’s common stock as to which appraisal is sought. Where no number of shares of the Company’s common stock is expressly mentioned, the demand will be presumed to cover all shares of the Company’s common stock held in the name of the record owner.

If you hold your shares of the Company’s common stock in “street name” through a bank, broker or custodian or in other nominee form and you wish to exercise appraisal rights, you should consult with your bank, broker, custodian or other nominee to determine the appropriate procedures for making a demand for appraisal by the nominee.

Within 10 days after the Effective Time, the Surviving Corporation must give written notice that the Merger has become effective to each Company stockholder who has properly filed a written demand for appraisal and who did not vote in favor of the Merger. At any time within 60 days after the Effective Time, any stockholder who has demanded an appraisal has the right to withdraw the demand and to accept the cash payment specified by the Merger Agreement for his, her or its shares of Company common stock. Within 120 days after the Effective Time, either the Surviving Corporation or any stockholder who has complied with the requirements of Section 262 may file a petition in the Delaware Court of Chancery (the “Chancery Court”) demanding a

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determination of the fair value of the shares held by all stockholders entitled to appraisal. The Surviving Corporation has no obligation to file such a petition in the event there are dissenting stockholders. Accordingly, the failure of a stockholder to file such a petition within the period specified could nullify the stockholder’s previously written demand for appraisal. In addition, within 120 days after the Effective Time of the Merger, any stockholder who has properly filed a written demand for appraisal and who did not vote in favor of the Merger Agreement, upon written request, will be entitled to receive from the Company, as the Surviving Corporation, a statement setting forth the aggregate number of shares not voted in favor of the Merger Agreement and the aggregate number of holders of shares for which demands for appraisal have been received. The statement must be mailed within 10 days after a written request therefor has been received by the Surviving Corporation or within 10 days after the expiration of the period for delivery of demands for appraisal, whichever is later. Notwithstanding the foregoing, a person who is the beneficial owner of shares of the Company’s common stock held either in a voting trust or by a nominee on behalf of such person may, in such person’s own name, file a petition or request from the Company such statement.

If a petition for appraisal is duly filed by a stockholder and a copy of the petition is delivered to the Surviving Corporation, the Surviving Corporation will then be obligated, within 20 days after receiving service of a copy of the petition, to provide the Chancery Court with a duly verified list containing the names and addresses of all stockholders who have demanded an appraisal of their shares of the Company’s common stock. After notice to dissenting stockholders, the Chancery Court is empowered to conduct a hearing upon the petition, and to determine those stockholders who have complied with Section 262 and who have become entitled to the appraisal rights provided thereby. The Chancery Court may require the stockholders who have demanded payment for their shares of the Company’s common stock to submit their stock certificates to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with that direction, the Chancery Court may dismiss the proceedings as to that stockholder.

After determination of the stockholders entitled to appraisal of their shares of the Company’s common stock, the Chancery Court will appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with a fair rate of interest. When the value is determined, the Chancery Court will direct the payment of such value, with interest thereon accrued during the pendency of the proceeding, if the Chancery Court so determines, to the stockholders entitled to receive the same, upon surrender by such holders of the certificates representing those shares of the Company’s common stock.

In determining fair value, the Chancery Court is required to take into account all relevant factors. You should be aware that the fair value of your shares of the Company’s common stock determined under Section 262 could be more, the same, or less than the value that you are entitled to receive under the terms of the Merger Agreement. You should also be aware that an investment banking opinion as to fairness from a financial point of view is not necessarily an opinion as to fair value under Section 262. Although the Company believes that the merger consideration is fair, no representation is made as to the outcome of the appraisal of fair value as determined by the Chancery Court, and stockholders should recognize that such an appraisal could result in a determination of a value higher or lower than, or the same as, the merger consideration. Neither Parent nor the Company anticipate offering more than the applicable merger consideration to any stockholder of the Company exercising appraisal rights, and reserve the right to assert, in any appraisal proceeding, that for purposes of Section 262, the “fair value” of a share of the Company’s common stock is less than the applicable merger consideration. The Delaware courts have stated that the methods that are generally considered acceptable in the financial community and otherwise admissible in court may be considered in the appraisal proceedings. In addition, the Delaware courts have decided that the statutory appraisal remedy, depending on factual circumstances, may or may not be a dissenting stockholder’s exclusive remedy.

Costs of the appraisal proceeding may be imposed upon the Surviving Corporation and the stockholders participating in the appraisal proceeding by the Chancery Court as the Chancery Court deems equitable in the circumstances. Upon the application of a stockholder, the Chancery Court may order all or a portion of the

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expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorneys’ fees and the fees and expenses of experts, to be charged pro rata against the value of all shares of the Company’s common stock entitled to appraisal. Any stockholder who had demanded appraisal rights will not, after the Effective Time, be entitled to vote shares of the Company’s common stock subject to that demand for any purpose or to receive payments of dividends or any other distribution with respect to those shares of the Company’s common stock, other than with respect to payment as of a record date prior to the Effective Time; however, if no petition for appraisal is filed within 120 days after the Effective Time, or if the stockholder delivers a written withdrawal of his or her demand for appraisal and an acceptance of the terms of the Merger within 60 days after the Effective Time, then the right of that stockholder to appraisal will cease and that stockholder will be entitled to receive the cash payment for shares of his, her or its Company common stock pursuant to the Merger Agreement. Any withdrawal of a demand for appraisal made more than 60 days after the Effective Time may only be made with the written approval of the Surviving Corporation and must, to be effective, be made within 120 days after the Effective Time.

In view of the complexity of Section 262, the Company’s stockholders who may wish to dissent from the Merger and pursue appraisal rights should consult their legal advisors.

Delisting and Deregistration of the Company’s Common Stock after the Merger

If the Merger is completed, the Company’s common stock will be delisted from the OTCBB and will be deregistered under the Exchange Act.

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SPECIAL CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements in this proxy statement, the documents attached hereto and the documents incorporated by reference in this proxy statement are forward-looking statements. These include statements as to such things as the Company’s financial condition, results of operations, plans, objectives, future performance and business, as well as forward-looking statements relating to the Merger. Such forward-looking statements are based on facts and conditions as they exist at the time such statements are made. Forward-looking statements are also based on current expectations, estimates and projections about the Company’s business and the proposed Merger, the accurate prediction of which may be difficult and involve the assessment of events beyond the Company’s control. The forward-looking statements are further based on assumptions made by management. Forward-looking statements can be identified by forward-looking language, including words such as “believes,” “anticipates,” “expects,” “estimates,” “intends,” “may,” “plans,” “projects,” “will,” “continue,” “could,” “opportunity,” “future” and similar expressions, or the negative of these words. These statements are not guarantees of future performance and involve risks and uncertainties that are difficult to predict. Readers of this proxy statement are cautioned to consider these risks and uncertainties and not to place undue reliance on any forward-looking statements.

The forward-looking statements may include statements about the Company’s:

•	Expected future operations, revenue, gross margins and expenses;

•	Available cash and projected cash needs;

•	Ability to declare dividends prior to the Effective Time, and the amount, if any of the final dividend that would be paid as Additional Per Share Merger Consideration;

•	The present and future value of the Assigned Litigation and the CMC Interests;

•	Estimates of potential markets for the Company’s services, including the anticipated drivers for future growth; and

•	Assessment of the impact of current and future legislation impacting the health care industry on its future business prospects.

Statements that are not historical facts are based on the Company’s current expectations, beliefs, assumptions, estimates, forecasts and projections for the Company’s business and the industry and markets in which the Company competes. Any forward-looking statements contained in this proxy statement are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed in such forward-looking statements. The Company cautions investors not to place undue reliance on the forward-looking statements contained in this proxy statement. These statements speak only as of the date of this proxy statement, and the Company does not undertake any obligation to update or revise them, except as required by law.

Set forth below are various risks related to the proposed Merger. The following is not intended to be an exhaustive list of the risks related to the Merger and these risks should be read in conjunction with the other information in this proxy statement:

•

Parent’s obligation to close the Merger is subject to certain conditions that are outside of the Company’s control, including the condition that Parent and Merger Sub must have obtained, on terms and conditions satisfactory to Parent, funded debt financing of not less than $17.5 million.

•

If the Merger is not completed for any reason, the Company could be adversely affected, including by having to pay certain costs related to the Merger, and in certain instances the Termination Fee, and due to the unavoidable disruption to the Company’s business that will occur before completion of the Merger due to the diversion of management’s attention from the Company’s day-to-day business.

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•

If the Merger is not completed for any reason, the market price of the Company’s stock will likely decline to the extent that the current market price of the stock reflects a market assumption that the Merger will be completed.

•	The Company may lose key personnel as a result of uncertainties associated with the Merger.

If the Merger is not completed for any reason, the Company will continue to be subject to the risks and uncertainties associated with its continued operations discussed in the Risk Factors Section of our Annual Report on Form 10-K for the year ended December 31, 2009, which is included as Appendix D to this proxy statement and incorporated by reference herein. These risks included but are not limited to the following:

•	The Company’s ability to attract new clients and retain existing clients;

•	Identification of, and competition for, growth and expansion opportunities;

•

Compliance with, or changes in, government regulation and legislation affecting the health care industry, or interpretations thereof, including, but not limited to, licensing and healthcare reform legislation;

•	Adverse resolution of the Assigned Litigation;

•	Significant fluctuations in the Company’s revenue and operating results, which have occurred in the past and which could continue to fluctuate in the future;

•	Any loss or inability to hire and retain qualified personnel;

•	The Company’s exposure to professional liability in excess of the Company’s insurance coverage;

•	Any failure to maintain an effective system of internal controls in the future could adversely affect the Company’s ability to accurately report financial results or prevent fraud.

The Company believes that the assumptions on which the Company’s forward-looking statements are based are reasonable. However, the Company cannot assure you that the actual results or developments the Company anticipates will be realized or, if realized, that they will have the expected effects on the Company’s business or operations. All subsequent written and oral forward-looking statements concerning the Merger or other matters addressed in this proxy statement and attributable to the Company or any person acting on the Company’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Further, forward-looking statements speak only as of the date they are made and, except as required by applicable law or regulation, the Company undertakes no obligation to update these forward-looking statements to reflect future events or circumstances.

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INFORMATION CONCERNING THE SPECIAL MEETING

Time, Place and Date

This proxy statement is being furnished to stockholders of the Company in connection with the solicitation of proxies on behalf of the Board for use at the Special Meeting to be held on                     , 2011 at 10:00 a.m., Central Time, at                                                                                                       , Houston, Texas and at any adjournment or postponement of that meeting.

Purpose of the Special Meeting

At the Special Meeting, you will be asked to:

1.	consider and vote on the adoption and approval of the Merger Agreement and the Merger;

2.	consider and vote on the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies in support of the Merger Agreement and merger proposal if there are insufficient votes at the time of the Special Meeting to adopt the Merger Agreement; and

3.	transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

The Company’s Recommendation

Acting on the recommendation of the Special Committee, the Board has determined that the Merger Agreement and the Merger are advisable, fair to, and in the best interests of, the Company and holders of the Company’s common stock, including the NonRollover Stockholders. Consequently, the Board has adopted and approved the Merger Agreement and the Merger, and recommends that the Company’s stockholders vote “FOR” the adoption and approval of the Merger Agreement and the Merger.

Record Date, Outstanding Shares and Quorum

The Board has fixed the close of business on                     (the “Record Date”) as the record date to determine the Company’s stockholders entitled to receive notice of, and to vote at, the Special Meeting. As of the close of business on the Record Date, the Company had outstanding             shares of the Company’s common stock held of record by          registered holders. Each outstanding share of the Company’s common stock on the Record Date is entitled to one vote on all matters coming before the Special Meeting. The presence, either in person or by proxy, of a majority of the issued and outstanding shares of the Company’s common stock entitled to vote at the Special Meeting is necessary to constitute a quorum for the transaction of business at the Special Meeting.

Required Vote, Calculation of Vote, Abstentions and Broker Non-Votes

Adoption and approval of the Merger Agreement and the Merger requires the affirmative vote of the holders of a majority of the outstanding shares of the Company’s common stock entitled to vote at the Special Meeting, or             shares. Adjournment of the Special Meeting, if necessary to solicit additional proxies, requires the approval of a majority of the votes cast. Stockholders owning over 60% of the outstanding shares of the Company’s common stock have entered into the Voting Agreements and agreed to vote their respective shares of the Company’s common stock owned by such stockholders “FOR” the adoption and approval of the Merger Agreement and the Merger.

At the Special Meeting, the results of stockholder voting will be tabulated by the inspector of elections appointed for the Special Meeting. All shares of the Company’s common stock represented at the Special Meeting by properly executed or submitted proxies received prior to or at the Special Meeting, unless previously revoked, will be voted at the Special Meeting in accordance with the instructions on the proxies. Unless contrary instructions are indicated, proxies will be voted “FOR” the adoption and approval of the Merger Agreement and the Merger and “FOR” approval of the proposal to adjourn the Special Meeting, if necessary or appropriate.

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Other than the Merger Agreement and the Merger and the proposal to adjourn the Special Meeting, if necessary and appropriate, the Board does not know of any matters that are to come before the Special Meeting. If any other matters are properly presented at the Special Meeting for action, the persons named in the enclosed proxy will have discretion to vote on such matters in accordance with their best judgment.

Properly authenticated proxies voted “AGAINST or “ABSTAIN” at the Special Meeting will be counted for purposes of determining whether a quorum has been achieved at the Special Meeting and will have the effect of a vote against the Merger Agreement and the Merger. Shares of the Company’s common stock that are not represented at the Special Meeting, or shares of the Company’s common stock that are held in “street name” or in the name of a broker for which voting instructions have not been given, will have the effect of a vote against the Merger Agreement and the Merger but will have no effect on any vote with respect to the adjournment of the meeting to solicit additional proxies in support of the proposal to adopt the Merger Agreement.

Revocation of Proxy

Giving a proxy does not preclude a stockholder’s right to vote in person if the stockholder giving the proxy so desires. A stockholder has the unconditional right to revoke his, her, or its proxy at any time prior to voting at the Special Meeting and may do so in any of the following ways:

•	by sending a notice of revocation to the Secretary of the Company;

•	by sending a completed proxy card bearing a later date than his, her or its original proxy card; or

•	by attending the Special Meeting and voting in person.

Your attendance at the Special Meeting alone will not revoke any proxy. If you choose to change your vote, you must take the described action, and the applicable notice must be received, no later than the beginning of the Special Meeting.

If your shares of the Company’s common stock are held in an account with a broker or in the name of another nominee, you should contact your broker or other nominee to change your vote.

Proxy Solicitation and Expense

The enclosed proxy is solicited on behalf of the Board. The cost of preparing, assembling, and mailing this proxy statement, the Notice of Special Meeting and the enclosed proxy will be borne by the Company. The Company is requesting that banks, brokers and other custodians, nominees and fiduciaries forward copies of the proxy materials to their principals and request authority for the execution of proxies. The Company may reimburse these persons for their expenses in so doing. The directors, officers and employees of the Company and its subsidiaries may also solicit proxies by telephone, facsimile, electronic mail, telegram or in person. Such directors, officers, and employees will not be additionally compensated for this solicitation, but may be reimbursed for out-of-pocket expenses incurred.

The Company has not authorized any person to provide any information or make any representation not contained in this proxy statement. You should not rely on any such information or representation as having been authorized.

Surrender of Stock Certificates and Exercise of Warrants

If the Merger Agreement and the Merger are approved and the Merger is consummated, holders of the Company’s common stock and Company Warrants will be sent instructions regarding the surrender of their certificates representing shares of the Company’s common stock and the exercise of their Company Warrants. Stockholders should not send their stock certificates or warrant certificates until they receive these instructions. For more information on the surrender of stock certificates, please see the section entitled “Proposal 1 – Approval of the Merger Agreement and the Merger – Exchange Procedures.”

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Surrender of Stock Options

If the Merger Agreement and the Merger are approved and the Merger is consummated, holders of the Company Stock Options will be entitled to receive the Option Consideration upon surrender to the Surviving Corporation of the original Company Stock Option agreement and an executed copy of the exercise notice in the form attached to their respective Company Stock Option agreement. The Surviving Corporation shall remit payment of the Option Consideration less applicable withholding taxes, no later than the fifth business day after receipt of the documentation outlined above.

Adjournment of the Special Meeting

The Company currently does not intend to propose adjournment at the Special Meeting if there are sufficient votes to approve the Merger Agreement and the Merger. If there are insufficient votes to approve the Merger Agreement and the Merger, the Special Meeting may be adjourned or postponed to another time or place if such proposal is approved by the affirmative vote of a majority of the shares of the Company common stock represented at the Special Meeting. If the Special Meeting is adjourned to a date more than 60 days later than the Record Date of the original Special Meeting, the Board is required to fix a new record date.

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THE PARTIES TO THE MERGER

The parties to the Merger Agreement are the Company, Parent and Merger Sub.

The Company

The Company, through its wholly owned subsidiaries, including ASA, provides professional surgical assistant services to patients, surgeons, and healthcare institutions. The Company provides service in Houston, Corpus Christi and San Antonio, Texas, Lawton, Oklahoma, Suffolk, Virginia, Memphis, Tennessee and Augusta, Georgia. The Company was incorporated in Delaware on July 22, 2003 under the name of Renfrew, Inc. On August 2, 2005, the Company filed Articles of Amendment with the State of Delaware, changing the name of the Company to ASAH Corp. On January 9, 2007, the Company filed Articles of Amendment with the State of Delaware changing the name of the Company to American Surgical Holdings, Inc. The Company’s principal executive offices are located at 10039 Bissonnet Street, Suite 250, Houston, Texas 77036-7852. The telephone number of the Company’s principal executive offices is (713) 779-9800 and its website address is www.asainc.us. Information contained on this website does not constitute a part of this proxy statement

Parent

Parent was formed as a corporation in Delaware on October 5, 2010 for the sole purpose of entering into the Merger Agreement and engaging in the Merger. Parent was formed by entities affiliated with GPP, a private equity fund that specializes in providing capital to participants in the healthcare industry. Upon Closing of the Merger, the Company will be a wholly owned subsidiary of Parent. Parent’s principal office address is 165 Mason Street, 3rd Floor, Greenwich, Connecticut 06830. Its telephone number is (203)  971-3300.

Merger Sub

Merger Sub is a wholly owned subsidiary of Parent and an affiliate of GPP and was formed as a corporation in Delaware on May 26, 2010 for the sole purpose of entering into the Merger Agreement and engaging in the Merger. Merger Sub’s principal office address is 165 Mason Street, 3rd Floor, Greenwich, Connecticut 06830 and its telephone number is (203) 971-3300.

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PROPOSAL 1 – APPROVAL OF THE MERGER AGREEMENT AND THE MERGER

The following is a brief summary of the material provisions of the Merger Agreement. This summary is not a complete statement of all applicable provisions in the Merger Agreement and the description in this summary and elsewhere in this proxy statement is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached as Appendix A to this proxy statement and is incorporated by reference into this proxy statement. The Merger Agreement has been included to provide you with information regarding its terms and the legal relationship and risk allocation between the Company, Parent and Merger Sub as the contracting parties. It is not intended to provide any other factual information about the parties. Such information can be found elsewhere in this proxy statement and in other public filings the Company makes with the SEC, which are available without charge at www.sec.gov. The Company encourages you to read the Merger Agreement carefully and in its entirety, as it is the legal document that governs the Merger before deciding to approve the Merger Agreement and the Merger.

The representations and warranties described below and included in the Merger Agreement were made by the parties to each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the Merger Agreement and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating its terms. Moreover, the representations and warranties may be subject to a contractual standard of materiality that may be different from what may be viewed as material to stockholders, or may have been used for the purpose of allocating risk between the parties rather than establishing matters as facts. The Merger Agreement is described in this proxy statement and included as Appendix A only to provide you with information regarding its terms and conditions, and not to provide any other factual information regarding the parties or their respective businesses.

In connection with the Merger Agreement, the Company entered into certain of the Transaction Documents, each of which is described in more detail under “The Transaction Documents.”

The Merger

Subject to the terms and conditions of the Merger Agreement and in accordance with Delaware law, Merger Sub will merge with and into the Company, and the Company will survive as the Surviving Corporation, as a private entity and as a wholly owned subsidiary of Parent.

Consummation and Effective Time of the Merger

After the conditions to completion of the Merger have been satisfied or waived, the Merger will become effective upon the later of the date and time of the filing of the certificate of merger with the Secretary of State of the State of Delaware or such later date and time as may be specified in the certificate of merger with the consent of the parties.

Certificate of Incorporation and Bylaws

The certificate of incorporation and the bylaws of Merger Sub will become effective and will be the certificate of incorporation and bylaws, respectively, of the Surviving Corporation as a result of the Merger.

Directors and Executive Officers of the Surviving Corporation Following the Merger

The directors and officers of the Merger Sub immediately prior to the Effective Time shall, from and after the Effective Time, be the directors and officers of the Surviving Corporation until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the certificate of incorporation and the bylaws of the Surviving Corporation and applicable Law.

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Merger Consideration

Per Share Price

Upon the Closing, each share of common stock, par value $0.001 per share, of the Company issued and outstanding immediately prior to the Closing (other than (x) any Excluded Shares and (y) any Dissenting Shares), shall be converted into and represent the right to receive the Per Share Price and the Additional Per Share Merger Consideration.

The Per Share Price will be adjusted in the event that subsequent to the date of the Merger Agreement but prior to the Effective Time any one or more of the following occurs:

•

If less than all of the Company Stock Options and Company Warrants (other than the Designated Warrants, as defined in the Merger Agreement) will have been exercised as of the Effective Time, the Per Share Price shall increase by an amount equal to: (i) the aggregate exercise price of all unexercised Company Stock Options and Company Warrants (other than the Designated Warrants) divided by (ii) the number of shares of the Company’s common stock plus the number of shares of the Company’s common stock underlying the unexercised Company Stock Options and Company Warrants, in each case outstanding as of the Effective Time.

•

If some or all of the Company Warrants (other than the Designated Warrants) are exercised on a cashless basis in accordance with their respective terms, the Per Share Price shall increase by an amount equal to: (i) the difference between (A) $42,848,042 and (B) $2.87 multiplied by the number of shares of the Company’s common stock plus the number of shares of the Company’s common stock underlying the unexercised Company Stock Options and Company Warrants, in each case outstanding as of the Effective Time divided by (ii) the number of shares of the Company’s common stock plus the number of shares of the Company’s common stock underlying the unexercised Company Stock Options and Company Warrants, in each case outstanding as of the Effective Time.

Any adjustments to the Per Share Price as described above will be aggregated and then such aggregated amount will be rounded down to the nearest whole cent ($0.01) before adding such amount to the $2.87 per share amount.

Additional Per Share Merger Consideration

In connection with the Merger, the Company will distribute as additional merger consideration to each of the Company’s stockholders (including the Rollover Stockholders) and the holders of the Company Stock Options and Company Warrants (A) an amount per share equal to the Additional Cash Per Share Merger Consideration; and (B) the Additional Equity Per Share Merger Consideration.

When evaluating the Additional Equity Per Share Merger Consideration, you should consider that the primary asset of CMC is its right to receive any settlement amounts upon a favorable resolution of the Assigned Litigation. There can be no assurances as to the amounts, if any, that CMC will receive upon resolution of the Assigned Litigation. In view of this uncertainty, the Company is unable to determine the value of the CMC Interests at the present time and there can be no assurances that the CMC Interests will have any value in the future.

Option Consideration

Each outstanding Company Stock Option to purchase common stock that is not exercised prior to the Closing shall be canceled and converted into the right to receive (i) the Parent Option Consideration plus (ii) (A) the Additional Per Share Merger Consideration multiplied by (B) the Cashless Exercise Option Shares.

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Warrant Consideration

Each outstanding Company Warrant to purchase common stock that is not exercised prior to the Closing shall represent the right to receive (i) the Parent Warrant Consideration plus (ii) (A) the Additional Per Share Merger Consideration multiplied by (B) the number of shares of the common stock for which such Company Warrant shall not theretofore have been exercised.

Rollover Shares

Each Rollover Share owned by a Rollover Stockholder will be converted into and represent the right to receive the Additional Per Share Merger Consideration, which consideration shall be paid directly to the Rollover Stockholders.

Exchange Procedures

Prior to the Effective Time, the Parent or the Merger Sub and the Company shall mutually appoint a bank or trust company (the “Paying Agent”) to act as agent for the holders of the common stock and the Company Warrants in connection with the Merger to receive and distribute the cash portion of the Merger Consideration in exchange for the certificates representing the common stock or upon exercise of the Company Warrants, as applicable. At or prior to the Effective Time, Parent or Merger Sub shall deposit with the Paying Agent an amount equal to the following: (a) the number of outstanding shares of common stock of the Company, less the Excluded Shares and less the Dissenting Shares, multiplied by the Per Share Price, plus (b) the Parent Warrant Consideration. The Parent will deposit additional amounts as needed to make these payments, if required.

Prior to the Effective Time, the Company shall deposit with the Paying Agent cash in an aggregate amount equal to the sum of (x) the product of (i) the number of shares of the Company’s common stock issued and outstanding immediately prior to the Effective Time (other than the Dissenting Shares) multiplied by (ii) the Additional Cash Per Share Merger Consideration, plus (y) the cash portion of the Company Warrant Consideration.

At the Effective Time, the Parent shall also deposit with the Surviving Corporation cash in an aggregate amount equal to the Parent Option Consideration for the benefit of the holders of the Company Stock Options.

Promptly following the consummation of the Merger, the Surviving Corporation will instruct the Paying Agent to mail a letter to each former NonRollover Stockholder of record of the Company’s common stock and each holder of a Company Warrant with instructions on how to exchange stock certificates and how to exercise Company Warrants for the Merger Consideration and the Warrant Consideration, respectively.

Following the consummation of the Merger, upon surrender to the Surviving Corporation of the original Company Stock Option agreement and an executed copy of the exercise notice in the form attached to the Company Stock Option, the Parent shall cause the Surviving Corporation to promptly deliver the Option Consideration less any required withholding taxes.

Please do not send in your stock certificates, Company Warrant certificates and/or any other instruments evidencing your ownership of the Company’s common stock or Company Warrants until you receive the letter of transmittal and instructions from the Paying Agent. Please do not send your Company Stock Option documentation to the Surviving Corporation until after the Closing of the Merger. Do not return your Company stock certificates, Company Stock Option documentation and/or any other instruments evidencing your ownership of the Company’s common stock or Company Warrants with the enclosed proxy card. If your shares of the Company’s common stock or Company Warrants are held through a broker, your broker will surrender your shares or Company Warrants for cancellation or exercise, as the case may be.

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After you mail the letter of transmittal, duly executed and completed in accordance with its instructions, and your stock certificates and/or instruments evidencing your ownership of shares of the Company’s common stock or your exercise of the Company Warrants to the Paying Agent, the Paying Agent will mail a check to you. The stock certificates you surrender will be canceled. After the completion of the Merger, there will be no further public trading of the Company’s common stock, and stock certificates and/or other instruments evidencing ownership of shares of the Company’s common stock or Company Warrants, presented for transfer or exercise, as the case may be, after the completion of the Merger will be canceled and exchanged for the Merger Consideration or the Warrant Consideration, as the case may be. If payment is to be made to a person other than the registered holder of your shares of the Company’s common stock or Company Warrants, the certificate surrendered (or the Company Warrant exercise documents) must be properly endorsed or otherwise in proper form for transfer, and any transfer or other taxes must be paid by the person requesting the payment or that person must establish to the Paying Agent’s satisfaction that such tax has been paid or is not payable. Company Stock Options may not be transferred and the Option Consideration can only be paid to the registered owner of the Company Stock Option.

If your Company stock certificates or warrant certificates have been lost, stolen or destroyed, upon the making of an affidavit of that fact, and if required by Parent or the Paying Agent, the posting of a bond as an indemnity against any claim with respect to the certificates, the Paying Agent will issue the Merger Consideration or the Warrant Consideration, as the case may be, in exchange for your lost, stolen, or destroyed stock certificates and/or other instruments evidencing ownership of shares of the Company’s common stock or Company Warrant. If you have lost the agreement representing your Company Stock Option, you will need to contact the Surviving Corporation regarding the documents and procedures required to receive the Option Consideration.

Upon receiving written notice from the Parent that the Effective Time shall have occurred and that a Rollover Stockholder has delivered certificates representing the Rollover Shares to Parent in accordance with the Exchange Agreement, the Paying Agent shall deliver to such Rollover Stockholder the Additional Cash Per Share Merger Consideration, less any required withholding taxes, payable to such Rollover Stockholder with respect to such Rollover Shares. No interest or dividends shall accrue or be payable to any holder of shares of the Company’s common stock, Company Warrants or Company Stock Options on any consideration payable hereunder.

Representations and Warranties

The Merger Agreement contains representations and warranties made by the parties solely for the benefit of each other and for the purposes of the Merger Agreement. Some of those representations and warranties were made as of a specified date or may have been used for the purpose of allocating risk between the parties to the Merger Agreement. The statements contained in those representations and warranties are qualified by information in the disclosure schedules that the parties have exchanged in connection with the execution and delivery of the Merger Agreement, which qualify and create exceptions to those representations and warranties. The disclosure schedules are attached to the Merger Agreement. The disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Accordingly, you should not rely on the representations and warranties as characterizations of the actual state of facts without considering the disclosure schedules as well, since the representations and warranties are modified in important part by the underlying disclosure schedules.

The representations and warranties of the Company relate to, among other things:

•	Qualification, Organization, Subsidiaries,

•	Capital Stock

•	Corporate Authority Relative to this Agreement; No Violation

•	Reports and Financial Statements

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•	Internal Controls and Procedures

•	No Undisclosed Liabilities

•	Compliance with Law; Permits

•	Environmental Laws and Regulations

•	Employee Benefit Plans

•	Absence of Certain Changes or Events

•	Investigations; Litigation

•	Proxy Statement; Other Information

•	Taxes

•	Labor Matters

•	Intellectual Property

•	Properties and Assets

•	Opinion of Financial Advisor

•	Required Vote of the Company Stockholders

•	Takeover Statutes

•	Material Contracts

•	Finders or Brokers

•	Insurance

•	Related Party Transactions

•	Customers and Suppliers

•	No Restrictions on Business

Several of the Company’s representations and warranties contained in the Merger Agreement are qualified by reference to whether the item in question has or would reasonably be expected to have a Company Material Adverse Effect. The Merger Agreement defines “Company Material Adverse Effect,” with respect to the Company and any of its subsidiaries, as any fact, circumstance, event, change, effect, development or occurrence that, either individually or in the aggregate is or could reasonably be expected to be, materially adverse to the business, financial condition or results of operations of the Company and its subsidiaries, taken as a whole, but shall not include the effect of any facts, circumstances, events, changes, effects, developments or occurrences (A) generally affecting the economy or the financial or securities markets or generally affecting the healthcare industry, including general changes to laws across the industry (but only to the extent such fact, circumstance, event, change, effect, development or occurrence in each case does not materially and disproportionately adversely affect the Company and its subsidiaries, taken as a whole); or (B) resulting from (I) any acts of terrorism or war (whether or not declared) or any escalation or worsening thereof (other than to the extent any of the foregoing materially impacts the surgical assistant employees’ ability to perform their job duties for, the Company or any of its subsidiaries); (II) the announcement of the Merger Agreement or the transactions contemplated by the Merger Agreement; (III) changes in accounting principles generally accepted in the United States (“GAAP”) or accounting standards; (IV) change, in and of itself, in the market price or trading volume of the Company’s common stock (it being understood that the facts, circumstances, events, changes, effects, developments or occurrences giving rise or contributing to any such changes may be taken into account in determining whether there has been, or would reasonably be expected to be, a Company Material Adverse Effect); (V) any matter of which Parent or Merger Sub has knowledge on the date of execution of the Merger Agreement; or (VI) the failure, in and of itself, by the Company to meet any expected or projected financial or operating performance target, whether internal or published for any period ending on or after the date of the

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Merger Agreement (it being understood that the facts, circumstances, events, changes, effects, developments or occurrences giving rise or contributing to such failure may be taken into account in determining whether there has been, or would reasonably be expected to be, a Company Material Adverse Effect). Notwithstanding the generality of the foregoing, each of the following shall constitute a “Company Material Adverse Effect”: (I) the resignation, firing or other termination of the employment of either of the Key Employees, (II) the failure of the Company’s EBITDA for the 12 month period ending on the last day of the last full month prior to Closing to exceed $7.1 million; or (III) any fact, circumstance, change, effect, event or occurrence, excluding a force majeure event (as defined in the Merger Agreement), that, individually or in the aggregate, has had, or would reasonably be expected to have or result in a reduction in the aggregate annualized EBITDA of the Company and its subsidiaries, taken as a whole, in excess of $2.0 million during the 12 month period following the Closing.

The representations and warranties of Parent and Merger Sub relate to, among other things:

•	Qualification; Organization, Subsidiaries

•	Corporate Authority Relative to the Merger Agreement; No Violation

•	Proxy Statement; Other Information

•	Capitalization of Merger Sub

•	Finders or Brokers

Several of Parent’s and Merger Sub’s representations and warranties contained in the Merger Agreement are qualified by reference to whether the item in question has or would reasonably be expected to have a Merger Sub Material Adverse Effect. The Merger Agreement defines “Merger Sub Material Adverse Effect” as an event or circumstance that would individually or in the aggregate, reasonably be expected to materially hinder, impair or delay the ability of Parent and Merger Sub to consummate the Merger and the other transactions contemplated by the Merger Agreement and the Exchange Agreements.

Conduct of Business Pending the Merger

Pursuant to the Merger Agreement, the Company has agreed that, except (i) with the prior written consent of Merger Sub, which will not to be unreasonably withheld or delayed, (ii) as expressly contemplated, required or permitted by the Merger Agreement, (iii) as required by applicable law, or (iv) with respect to the formation and capitalization of, and distribution of the Assigned Litigation to, CMC and the distribution of the CMC Interests to the Company’s stockholders, in each case in accordance with the Formation Agreement, the Company will, and will cause each of its subsidiaries to:

•	conduct its business in the ordinary course consistent with past practice in all material respects; and

•

use commercially reasonable efforts to maintain intact its business organization in all material respects, keep available the services of its current officers and key employees and to use its reasonable best efforts to preserve its relationships with its customers, payors, suppliers, employees and others having business dealings with it in all material respects.

Pursuant to the Merger Agreement, the Company shall not, and shall not permit any of its subsidiaries to, directly or indirectly:

•

declare, authorize or pay any dividends on or make any distribution with respect to its outstanding shares of capital stock (whether in cash, assets, shares or other securities of the Company or its subsidiaries), except for (x) cash dividends paid by wholly owned subsidiaries of the Company to the Company or another wholly owned subsidiary of the Company in the ordinary course of business consistent with past practice, (y) the payment of dividends publicly announced prior to the date of the Merger Agreement, and (z) the declaration and payment of dividends which, together with all Permitted Bonuses (as defined below in “– Special Dividends and Bonuses”), do not exceed the permitted payment amount (the “Permitted Dividends”) as more fully described below in “– Special Dividends and Bonuses”;

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•

adjust, split, combine or reclassify, or otherwise amend the terms of, any of its capital stock or other equity securities or issue or authorize or propose the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock or equity securities, except for the issuance of capital stock upon the exercise of Company Stock Options or Company Warrants outstanding on the date of the Merger Agreement in accordance with their terms;

•

except as required by existing written agreements or the Company’s benefit plans, or as otherwise required by applicable law, (A) increase in any manner the compensation or other benefits payable or provided to the Company’s employees, directors, consultants, independent contractors or service providers or pay or agree to pay any bonus to any employee, officer or director (other than (x) increases in the salaries or bonuses of employees who are not Rollover Stockholders that do not exceed $50,000 in the aggregate and (y) bonuses paid to directors, employees and Rollover Stockholders that, together with all Permitted Dividends, do not exceed the permitted payment amount, as more fully described below in “– Special Dividends and Bonuses,” (B) pay any pension, severance or retirement benefits not required by any existing plan or agreement to any such employees, directors, consultants, independent contractors or service providers (other than “stay” bonuses as may be mutually agreed upon in writing by Merger Sub and the Company), (C) enter into, amend, alter (other than amendments that are immaterial to the participants or employees, directors, consultants, independent contractors or service providers who are party thereto and do not materially increase the cost to the Company or any of its subsidiaries of maintaining the applicable compensation or benefit program, policy, arrangement or agreement), adopt, implement or otherwise commit itself to any compensation or benefit plan, program, policy, arrangement or agreement including any pension, retirement, profit-sharing, bonus or other employee benefit or welfare benefit plan, policy, arrangement or agreement or employment or consulting agreement with or for the benefit of any employee, director, consultant, independent contractor or service provider (other than “stay” bonuses as may be mutually agreed upon in writing by Merger Sub and the Company), (D) cause the funding of any rabbi trust or similar arrangement or take any action to fund or in any other way secure the payment of compensation or benefits under any of the Company’s benefit plans, or (E) materially change any actuarial or other assumptions used to calculate funding obligations with respect to any of the Company’s benefit plans or change the manner in which contributions to such plans are made or the basis on which such contributions are determined;

•

implement or adopt any material change in its tax or financial accounting principles, policies, procedures or practices or any of its methods of reporting income, deductions or other material items for tax or financial accounting purposes, except as required by GAAP or SEC rule or policy or applicable law;

•

enter into any closing agreement with respect to taxes, settle or compromise any material liability for taxes, make, revoke or change any material tax election unless required by law, agree to any adjustment of any material tax attribute, file or surrender any claim for a material refund of taxes, execute or consent to any waivers extending the statutory period of limitations with respect to the collection or assessment of taxes, file any amended tax return or obtain any tax ruling;

•

amend or waive any provision of the Company’s or any of its subsidiaries’ certificate of incorporation or bylaws, partnership agreement, operating agreement or other equivalent organizational documents or, in the case of the Company, enter into any agreement with any of its shareholders in their capacity as such;

•

grant, issue, deliver, sell, pledge, dispose of or encumber, or authorize the grant, issuance, delivery, sale, pledge, disposition or encumbrance of, any shares of its capital stock or other ownership interest or any securities convertible into or exchangeable for any such shares or ownership interest, or any subscriptions, rights, warrants or options to acquire or with respect to any such shares of capital stock, ownership interest or convertible or exchangeable securities, other than issuances of shares of common stock upon the exercise of Company Stock Options or Company Warrants outstanding on the date of the Merger Agreement in accordance with their terms;

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•

purchase, redeem or otherwise acquire, any shares of its capital stock or other ownership interest or any securities convertible into or exchangeable for any such shares or ownership interest, or any subscriptions, rights, warrants or options to acquire or with respect to any such shares of capital stock, ownership interest or convertible or exchangeable securities;

•

incur, assume, guarantee, prepay or otherwise become liable for any indebtedness for borrowed money (directly, contingently or otherwise), issue or sell any debt securities or options, warrants, calls or other rights to acquire any debt securities of the Company or any of its subsidiaries; guarantee, endorse or otherwise become liable for any debt of another person; enter into any “keep well” or other agreement to maintain any financial statement condition of any other person (other than any wholly owned subsidiary of the Company);

•

sell, lease, license, transfer, exchange or swap, mortgage or otherwise encumber (including securitizations), or subject to any lien, other than permitted liens as defined in the Merger Agreement or otherwise dispose of any properties or assets with a fair market value in excess of $25,000, individually or in the aggregate;

•

other than in the ordinary course of business consistent with past practices, (A) modify, amend, terminate, waive or fail to enforce any rights under any of the Company’s material contracts in a manner which is materially adverse to the Company, or (B) enter into any contract, agreement, arrangement or understanding that would be required to be set forth on the disclosure schedules relating to the Company’s representations regarding material contracts in the Merger Agreement;

•

at any time during the 90 days before the Closing Date, without complying with the notice and other requirements of the WARN Act and any similar state, local or foreign law relating to plant closings and layoffs, effectuate a “plant closing” or a “mass layoff” (as defined in the WARN Act or any similar state, local or foreign law);

•	make any capital expenditures having an aggregate value in excess of $25,000;

•

enter into any material capital or operating leases or acquire any material properties or assets other than (A) capital expenditures having an aggregate value of less than $25,000, and (B) purchases of components, inventory, or supplies in the ordinary course of business consistent with past practice;

•

make any material acquisition of, or investment in, or loan or advance to, another person or business, whether by purchase of assets, stock or securities, contributions to capital, property transfers or otherwise;

•

initiate or threaten to initiate any lawsuit, arbitration or proceeding or waive, release, assign, settle or compromise any claim, action or proceeding against the Company or any of the subsidiaries, other than waivers, releases, assignments, settlements or compromises that involve only the payment of monetary damages not in excess of the applicable deductible under the Company’s insurance policy (excluding amounts to be paid under existing insurance policies) or otherwise pay, discharge or satisfy any claims, liabilities or obligations in excess of such amount, in each case, other than in the ordinary course of business consistent with past practice;

•

take or omit to take any action that is intended or would reasonably be expected to, individually or in the aggregate, result in any of the conditions precedent to the Merger as set forth in the Merger Agreement not being satisfied in violation of the Merger Agreement or satisfaction of those conditions being materially delayed in violation of any provision of the Merger Agreement, unless such action or inaction is required by applicable law;

•

adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of such entity (other than with respect to the Company, the Merger Agreement and the Merger); or

•	agree to take, make any commitment to take, or adopt any resolutions of the Board (or any committee thereof) in support of, any of the actions described above.

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Special Dividends and Bonuses

Prior to the Closing, the Company may pay bonuses to its directors and employees, including the Rollover Stockholders (the “Permitted Bonuses”) and Permitted Dividends, subject to compliance with the terms of the Merger Agreement. If the Closing occurs within 45 days from the date of the execution of the Merger Agreement, the Company is permitted to pay Permitted Bonuses and Permitted Dividends on only one occasion: at the Closing. However, if the Closing occurs more than 45 days from the date of execution of the Merger Agreement, the Company is permitted to pay Permitted Bonuses and Permitted Dividends on up to three occasions. The amount of the Permitted Dividends and Permitted Bonuses may not exceed the permitted payment amount, which is an amount equal to the Company’s cash on hand, less $1 million, less the amount required to pay certain transaction and other expenses, and less the amount of certain balance sheet adjustments, as computed in accordance with the Merger Agreement. A sample calculation of the permitted payment amount is included as Exhibit E to the Merger Agreement.

Assuming the Company is able to declare a Permitted Dividend based upon this formula prior to the Closing of the Merger, the Company intends to consider doing so, assuming it does not otherwise have a business need for the excess cash. At present, the Company cannot predict whether its cash on hand prior to Closing will be sufficient such that it will be permitted to pay a Permitted Dividend in accordance with the formula in the Merger Agreement. In addition, even if the Company is permitted to pay a Permitted Dividend based on the Merger Agreement, it cannot predict whether it will have a business need for the cash that would prevent it from doing so. As a result there can be no assurances as to the amount, if any, of any Permitted Dividends that may be paid by the Company prior to the Closing. However, if the Company anticipates that it will have excess cash at Closing, based upon the formula in the Merger Agreement, the Company anticipates that such cash will be paid as Additional Per Share Merger Consideration. Thus, if the Company elects not to pay Permitted Dividends prior to Closing even though it is able to do so, this decision will likely increase the amount of the Additional Per Share Merger Consideration paid at Closing.

At least three business days prior to the earlier of declaring or announcing the declaration of or agreeing to pay any Permitted Bonus or Permitted Dividend, the Company must deliver to Parent a statement prepared by the Company in good faith, and to the extent applicable consistent with the preparation of the Company’s balance sheet contained in its Form 10-Q for the period ended September 30, 2010. Such statement must set forth (a) an estimated unaudited balance sheet of the Company and its subsidiaries as of the date that the Company anticipates paying the Permitted Bonus or the Permitted Dividend, (b) a reasonably detailed listing of certain closing and pre-closing expenses and balance sheet adjustments as required by the Merger Agreement, (c) a calculation of the permitted payment amount as of the projected date to pay the Permitted Bonus or Permitted Dividend, (d) the proposed amount of the Permitted Bonus or Permitted Dividend, if any, and (e) if the Company is proposing to pay a Permitted Bonus, a list of the persons to whom the Company anticipates paying a Permitted Bonus and the amount of the bonus to be paid to each such person. During the three business day period after delivery of the statement prepared by the Company, Parent will have the opportunity to review and comment on the statement.

No Solicitation by the Company; Change of Recommendation

No Solicitation by the Company

Pursuant to the Merger Agreement, the Company and its directors, officers, employees, financial advisors, legal counsel, accountants, consultants, agents and other representatives shall:

•

immediately cease all existing activities discussions, negotiations and communications with any person with respect to an Acquisition Proposal (as hereafter defined) and request the return or destruction of all confidential information previously provided;

•

not, directly or indirectly, solicit, initiate or encourage, or take any action which could be reasonably expected to facilitate, an Acquisition Proposal, or the making of an inquiry, offer or proposal relating to, or that may reasonably be expected to lead to an Acquisition Proposal;

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•

not engage in discussions, negotiations or communications with, or provide any information or data concerning the Company or any of its subsidiaries to, any person relating to, or that may reasonably be expected to lead to, an Acquisition Proposal;

•

not grant any waiver under Section 203 of the DGCL or not enter into any agreement, arrangement or understanding with respect to or that may reasonably be expected to lead to any Acquisition Proposal, or otherwise endorse, any Acquisition Proposal; and

•	not resolve to do any of the foregoing;

At any time prior to obtaining the approval of the Merger and the Merger Agreement by a majority of the outstanding shares of the Company’s common stock (the “Company Stockholder Approval”) the Company may, if (a) the Company receives a bona fide written Acquisition Proposal not involving a breach of the above-referenced non-solicitation restrictions, and (b) the Board (upon receipt of a recommendation by the Special Committee) (i) determines in good faith, after consulting with its independent outside legal counsel, that such action is reasonably necessary to comply with its fiduciary duties to the Company’s stockholders under Delaware law; and (ii) determines in good faith, after consultation with outside counsel and after receiving advice from financial advisor experienced in such matters, that such Acquisition Proposal constitutes or would reasonably be expected to result in a Company Superior Proposal (as hereafter defined):

•

furnish information with respect to the Company and its subsidiaries to the person submitting such Acquisition Proposal, but only after such person enters into a confidentiality agreement with the Company (which confidentiality agreement shall contain terms no less favorable to the Company than those contained in the confidentiality agreement with GPP); and

•	participate in discussions and negotiations with the person (or its representatives) who made such Acquisition Proposal.

The Company, as promptly as practicable, but in any event within 24 hours of a determination by the Board that an Acquisition Proposal constitutes a Company Superior Proposal or a Potential Superior Proposal (as hereafter defined) will notify Parent of the proposal specifying in detail the terms and conditions of such proposal and the identity of the person making the proposal. The Company will promptly provide Merger Sub any non-public information provided to the person making such proposal, which was not previously provided to Merger Sub.

The Merger Agreement defines “Acquisition Proposal” as any inquiry, proposal or offer from any person other than Parent and Merger Sub relating to any (A) direct or indirect acquisition or purchase, in one transaction or a series of related transactions, of 30% or more of the net revenues or assets of the Company and its subsidiaries on a consolidated basis, (B) direct or indirect acquisition or purchase, in one transaction or a series of related transactions, of 30% or more of any class of equity securities of the Company, (C) tender offer or exchange offer that if consummated would result in any person beneficially owning 30% or more of any class of equity securities of the Company, (D) merger, consolidation, business combination, recapitalization, liquidation, dissolution, binding share exchange or similar transaction involving the Company, other than the transactions contemplated by the Merger Agreement, or (E) any combination of the foregoing.

The Merger Agreement defines “Company Superior Proposal” as an Acquisition Proposal that is a bona fide written proposal made by a third party to acquire, directly or indirectly, at least 75% of the equity securities or assets of the Company, pursuant to a tender or exchange offer, a merger, a sale of assets or a similar transaction that the Board (acting upon receipt of a recommendation by the Special Committee) determines in good faith, after consultation with outside counsel and receiving advice from its financial advisors, is, if consummated, more favorable to the Company’s stockholders (in their capacities as such) than the Merger, taking into account at the time of determination all of the terms and conditions of such proposal and of the Merger Agreement, any adjustment to the terms and conditions of the Merger Agreement proposed by Parent in writing in response to any such proposal, any other factors deemed relevant by the Company’s Board, and the assessed ability of the

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person making the Acquisition Proposal to consummate the transactions contemplated by such proposal or offer (taking into account, among other things, the legal, financial, regulatory, financing and other aspects of such proposal and the identity of the person submitting such a proposal).

The Merger Agreement defines a “Potential Superior Proposal” as an Acquisition Proposal which the Board (upon receipt of a recommendation by the Special Committee) determines, in good faith after consultation with outside counsel and receiving advice from a financial advisor experienced in such matters, constitutes or would reasonably be expected to result in a Company Superior Proposal.

Change of Recommendation

From the date of the Merger Agreement until the earlier of (a) the Effective Time and (b) the date the Merger Agreement is terminated (the “Termination Date”), neither the Board nor any committee thereof (including the Special Committee) shall (i) withdraw or modify, or publicly propose to withdraw or modify, in a manner adverse to Merger Sub, the approval or recommendation by the Board of the Merger Agreement or the transactions contemplated thereby or its recommendation to the Company’s stockholder that they adopt and approve the Merger Agreement and the Merger, (ii) approve, recommend or declare advisable or publicly propose to approve, or recommend or declare advisable any Acquisition Proposal, (iii) resolve to do any of the foregoing, or (iv) permit the Company to enter into any agreement (including, but not limited to, a letter of intent) with respect to any Acquisition Proposal (other than a confidentiality agreement with respect to a Company Superior Proposal or Potential Superior Proposal entered into in compliance with the non-solicitation provisions included in the Merger Agreement) (an “Acquisition Agreement”). Any of the actions described in clause (i), (ii), (iii) or (iv) above are referred to as a “Company Adverse Recommendation Change”.

Notwithstanding the foregoing, at any time prior to obtaining the Company’s Stockholders Approval but following the expiration of the five business day period or such shorter period as may be possible in the event the special meeting of the stockholders is scheduled to occur within such five business day period described below, the Board (acting upon receipt of a recommendation by the Special Committee) may withdraw or modify its recommendation of the adoption and approval of the Merger Agreement and the Merger or approve or recommend or declare advisable an Acquisition Proposal or enter into an Acquisition Agreement with respect to an Acquisition Proposal if the Board determines in good faith, (i) after consulting with its independent outside counsel and of its independent financial advisor, that such Acquisition Proposal constitutes a Company Superior Proposal and (ii) after consultation with its independent outside legal counsel that such action is reasonably necessary for the Board to comply with its fiduciary duties to the Company’s stockholders under applicable law.

The Company may only terminate the Merger Agreement with respect to a Company Superior Proposal prior to obtaining the Company Stockholder Approval if (i) the Company has provided Parent and Merger Sub written notice that it intends to terminate the Merger Agreement, identifying the Company Superior Proposal then determined to be most favorable and including a copy of the definitive Acquisition Agreement for such Company Superior Proposal in the form to be entered into, (ii) Parent and Merger Sub do not propose, within five (5) business days following the receipt the Company’s notice expressing its intent to terminate the Merger Agreement or two (2) business days following an Amendment Notice (as defined below), adjustments in the terms and conditions of the Merger Agreement (or if Parent or Merger Sub propose adjustments to the terms and conditions of the Merger Agreement, the Board (acting upon receipt of a recommendation by the Special Committee) determines in good faith (after receiving the advice of its financial advisors and its outside counsel) that the Merger Agreement, after giving effect to such proposed adjustments, is less favorable to the Company’s stockholders than such Company Superior Proposal) and (iii) the Company delivers to Parent and Merger Sub (A) an irrevocable written notice of termination of the Merger Agreement pursuant to the Merger Agreement and (B) a wire transfer of same day funds in the amount of the Termination Fee.

The Company agrees that, after any material amendment or modification to any Company Superior Proposal (it being agreed and understood that any change in price will constitute a material amendment or modification),

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the Company will deliver within 24 hours a new written notice to Parent and Merger Sub that describes in reasonable detail such material amendment or modification (and shall include a copy of such proposed modification or amendment) to the Company Superior Proposal (the “Amendment Notice”) and the five business day period described above shall continue for two business days after receipt by the Parent of such Amendment Notice. The Company agrees, during such time period, to negotiate (and to cause its advisors to negotiate) in good faith with Parent and Merger Sub to allow Parent and Merger Sub to match or better such Company Superior Proposal.

Stockholders Meeting

Except if the Company has entered into an Acquisition Agreement or a Company Adverse Recommendation Change has occurred and is still in effect, the Merger Agreement requires the Company to, as soon as reasonably practicable after the date of the Merger Agreement, and in any event within 15 days after such date, prepare and file with the SEC this proxy statement, use reasonable best efforts to clear comments, if any, received from the SEC and cause this proxy statement to be mailed to the Company’s stockholder as promptly as reasonably practicable, but in no event later than five days after it is cleared by the SEC.

Except if the Company has entered into an Acquisition Agreement or a Company Adverse Recommendation Change has occurred and is still in effect, the Merger Agreement also requires the Company to call a meeting of its stockholders for the purpose of obtaining the Company Stockholder Approval, to be held as soon as reasonably practicable, and in any event within 30 days after the mailing of this proxy statement to the Company’s stockholders, and to use all reasonable efforts to solicit proxies from the Company’s stockholders in favor of the adoption of the Merger Agreement. Except if the Company has entered into an Acquisition Agreement or a Company Adverse Recommendation Change has occurred and is still in effect, the Company proxy statement shall include the recommendation of the Board in favor of the adoption and approval of the Merger Agreement and the Merger.

Reasonable Best Efforts

The parties to the Merger Agreement have agreed to cooperate with each other and use (and will cause their respective subsidiaries to use) all reasonable best efforts to promptly take all actions necessary to cause the conditions to closing the Merger to be satisfied as promptly as practicable and to consummate the Merger, including, among other things, to obtain all approvals, consents, registrations, permits, authorizations and other confirmations from any third party or governmental authority necessary to consummate the transactions contemplated by the Merger.

Insurance

All rights to indemnification, advancement of expenses and exculpation from liabilities for acts or omissions occurring at or prior to the Effective Time existing in favor of the current or former directors or officers of the Company and its subsidiaries (collectively, the “Indemnified Parties”) as provided in their respective certificates of incorporation or bylaws (or comparable organizational documents) and any indemnification or other agreements of the Company or any of its subsidiaries as in effect on the date of the Merger Agreement (in each case, to the extent copies of which have been furnished or made available to Parent and Merger Sub prior to the date hereof) shall be assumed by the Surviving Corporation in the Merger, without further action, at the Effective Time, and shall survive the Merger and shall continue in full force and effect without amendment, repeal or other modification for a period of six years following the Closing Date, and Parent shall cause the Surviving Corporation to comply with and honor the foregoing obligations; provided that such obligations shall be subject to any limitation imposed from time to time under applicable Law. From the Effective Time through the sixth (6th) anniversary of the date on which the Effective Time occurs, the certificate of incorporation and bylaws of the Surviving Corporation shall contain, and Parent shall cause the certificate of incorporation and bylaws of the Surviving Corporation to contain, provisions no less favorable with respect to indemnification, advancement of

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expenses and exculpation of present and former directors and officers of the Company and its Subsidiaries for acts or omissions occurring at or prior to the Effective Time than are presently set forth in the Company’s certificate of incorporation and bylaws in effect on the date of the Merger Agreement, and such provisions shall not be amended, repealed, or otherwise modified in any manner that would reasonably be expected to adversely affect the rights thereunder of any Indemnified Party.

The Company may purchase, prior to the Effective Time, and if the Company does not so purchase, Parent shall or shall cause the Surviving Corporation to purchase promptly after the Effective Time, a six year “tail” prepaid policy on the Company’s directors’ and officers’ liability insurance policy covering each person currently covered by the Company’s directors’ and officers’ liability insurance policy, on terms with respect to such coverage and amounts no less favorable than those of such policy in effect on the date hereof.

Conditions to Consummate the Merger

Each party’s obligation to effect the Merger is subject to the satisfaction or waiver of various conditions, which include the following:

•	Receipt of the Company’s Stockholder Approval; and

•

No order by any court of competent jurisdiction or federal, state, local or foreign laws, statutes, ordinances, rules, regulations, judgments, orders, injunctions, decrees or requirements of any government entity, which restrains, enjoins or otherwise prohibits the consummation of the Merger shall have been entered, enacted or promulgated and shall continue to be in effect.

In addition to the conditions set forth above, the obligation of each of Parent and Merger Sub to effect the Merger is subject to the satisfaction or waiver of various conditions, which include the following:

•

The representations and warranties of the Company set forth in the Merger Agreement, disregarding any limitation as to “materiality” or “Company Material Adverse Effect” or similar qualifiers set forth in the Merger Agreement, except with respect to such “materiality” qualifier in Section 3.2(a) of the Merger Agreement, shall be true and correct both as of the date of the Merger Agreement and as of the Closing Date with the same force and effect as if made on the Closing Date (or, if given as of a particular date, as of such date or period), except where the failure of any such representations and warranties to be true and correct would not, individually or in the aggregate, have a Company Material Adverse Effect; provided, however, that the representations and warranties of the Company relating to capitalization shall be true and correct in all respects and the representations and warranties of the Company relating to corporate authority shall be true and correct in all material respects both at and as of the date of the Merger Agreement and at and as of the Closing Date with the same force and effect as if made on the Closing Date;

•

The Company shall have, in all material respects, performed all obligations and complied with all covenants and agreements required to be performed or complied with by it under the Merger Agreement at or prior to the Effective Time;

•

There shall not have been or occurred any fact, circumstance, event, effect, development or occurrence which, individually or in the aggregate, has had or would reasonably be expected to have a Company Material Adverse Effect;

•

The Company shall have delivered to Merger Sub a certificate, dated the Effective Time and signed by the Company’s Chief Executive Officer and Chief Financial Officer, certifying to the effect that certain conditions set forth in the Merger Agreement have been satisfied;

•

Each of the Exchange Agreements and the Voting Agreements shall be in full force and effect, each of the parties to the Exchange Agreements and the Voting Agreements (other than the Parent or the Merger Sub, if applicable) shall have performed in all material respects all of their obligations and

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complied with all of their covenants in such agreements required to be performed or complied with prior to the Effective Time (including, but not limited to, delivery of the Rollover Shares to Parent;

•

Each of the Employment Agreements shall be in full force and effect as of the Closing and the terms thereof shall not have been amended or waived without the prior written consent of Parent, and each of the Management Employees shall be employed by the Company and neither of the Management Employees shall have resigned or been terminated or indicated they intend to resign;

•	The total number of Dissenting Shares shall not exceed ten percent (10%) of the outstanding shares of common stock as of the Effective Time;

•	Parent shall have received written resignation letters from each of the members of the Board and board of directors of the Company’s subsidiaries, effective as of the Effective Time;

•

The Company shall have obtained all material consents or approvals required under certain of the Company’s material contract in connection with the execution, delivery and performance of the Merger Agreement and the transactions contemplated by the Merger Agreement;

•

Each Company Stock Option shall be either exercised or cancelled and terminated at the Effective Time into the right to receive a cash amount equal to the Option Consideration and the Company shall have no further obligations thereunder;

•	ASA and CMC shall have entered into the Formation Agreement in the form attached to the Merger Agreement;

•	The Company’s certification from the Joint Commission shall not have been revoked or suspended;

•	The Parent and Merger Sub shall have obtained, on terms and conditions satisfactory to Parent, funded debt financing of not less than $17.5 million;

•

The Company shall have cash or cash equivalents in an amount equal or greater than the sum of $1 million plus the Company’s transaction expenses and certain other costs and expenses that remain unpaid as of Closing and the Company shall have delivered a schedule of the unpaid transaction expenses to Parent, which schedule lists the name of the person to whom such expense is owned, and the amount of the unpaid expense owed to such person; and

•

The total payments required to be made by Parent and Merger Sub pursuant to the Merger Agreement are equal to or less than (i) $42,848,042 minus (ii) the Per Share Price multiplied by the number of Rollover Shares.

In addition to the above, the obligation of the Company to effect the Merger is subject to the satisfaction or waiver of various conditions, which include the following:

•

The representations and warranties of Parent and Merger Sub contained in the Merger Agreement, disregarding any limitations as to “materiality” or “Merger Sub Material Adverse Effect” or similar qualifiers, shall be true and correct both at and as of the date of the Merger Agreement and at and as of the Closing Date with the same force and effect as if made on the Closing Date (or, if given as of a particular date or period, as of such date or period), except where the failure of any such representations and warranties to be true and correct would not, individually or in the aggregate, have a Merger Sub Material Adverse Effect; provided, however, that the representations and warranties of Parent and Merger Sub relating to Parent and Merger Sub’s corporate authority and Merger Sub’s capitalization shall be true and correct in all material respects both at and as of the date of the Merger Agreement and at and as of the Closing Date with the same force and effect as if made on the Closing Date;

•

Parent and Merger Sub shall have, in all material respects, performed and complied with their respective covenants and agreements required to be performed or complied with by them under the Merger Agreement prior to the Effective Time;

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•

Since the date of the Merger Agreement, there shall not have occurred any fact, circumstance, event, change, effect, development or occurrence which, individually or in the aggregate, has had, or would reasonably be expected to have, a Merger Sub Material Adverse Effect;

•

Parent and Merger Sub shall have delivered to the Company a certificate dated the Effective Time and signed by a duly authorized officer or principal of Parent and by Merger Sub’s President certifying to the effect that certain conditions set forth in the Merger Agreement have been satisfied; and

•	Parent shall have executed and delivered the Exchange Agreements to the Rollover Stockholders.

At any time before the Merger, Parent and Merger Sub may waive the conditions applicable to the Company, and the Company may waive the conditions applicable to Parent and Merger Sub. While circumstances may change, the parties do not expect that any conditions will be waived.

Termination of the Merger Agreement

The Merger Agreement also grants the parties certain rights upon termination. The Merger Agreement may be terminated:

•	By the mutual written consent of the Company and Parent;

•

By either the Company or Parent, if the Effective Time has not occurred on or before May 4, 2011 (the “End Date”) provided that this right shall not be available to a party whose failure to perform any of its obligations under the Merger Agreement has been the primary cause of, or resulted in, the failure of the Merger to be consummated by the End Date;

•

By either the Company or Parent, if a governmental entity shall have issued or entered a judgment, order, injunction or decree or taken any other action permanently restraining, enjoining or otherwise prohibiting the consummation of the Merger (a “Restraint”)and such Restraint shall have become final and non-appealable after the issuance of a Restraint provided that the party seeking to terminate the Merger Agreement shall have used its best efforts to have any such injunction lifted;

•

By either the Company or Parent, if the special meeting shall have concluded and the Company’s Stockholder Approval shall not have been obtained (a “Non-Stockholder Approval”); provided, however, that the Company may not seek to terminate the Merger Agreement if it has breached its obligations regarding the filing of this proxy statement, the convening of the Special Meeting or the use of best efforts to consummate the Merger;

•

By the Company, if Parent or Merger Sub shall have breached or failed to perform any of their respective representations, warranties, covenants or agreements contained in the Merger Agreement or any of such representations or warranties shall become untrue after the date of the Merger Agreement and on or before the Closing Date (in each case, a “Parent Terminating Breach”) and such Parent Terminating Breach (i) results in a failure of a closing condition set forth in the Merger Agreement and (ii) cannot be or has not been cured within 10 days after the giving of written notice to Parent of such breach;

•

By the Company, prior to obtaining the Company Stockholder Approval, in connection with a Company Superior Proposal if the Company has complied with the terms of the Merger Agreement (an “Alternative Transaction”);

•

By Parent, if the Company shall have breached or failed to perform any of its representations, warranties, covenants or agreements contained in the Merger Agreement or any of such representations or warranties shall become untrue after the date of the Merger Agreement and on or before the Closing Date (in each case, a “Company Terminating Breach”) and such Company Terminating Breach (i) results in a failure of a closing condition set forth in the Merger Agreement and (ii) cannot be or has not been cured within 10 days after the giving of written notice to the Company of such breach;

•	By Parent, if a Company Adverse Recommendation Change shall have occurred;

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•

By Parent if (A) the Company or any of its representatives shall have intentionally breached its obligation (i) not to solicit Acquisition Proposals, (ii) to provide Merger Sub any non-public information provided to any person making a Company Superior Proposal or potential superior proposal not previously provided to Merger Sub no later than the date it is provided to each person, or (iii) to file and mail this proxy statement and call the special meeting, (B) the Company shall have failed to convene and hold the special meeting within 45 days of the date that this proxy statement is cleared by the SEC, or (C) the Company shall have entered into an acquisition agreement with respect to an Acquisition Proposal (each a “Company Willful Violation”); and

•

By Parent if (A) the Company settles any stockholder litigation against the Company or its directors relating to the transactions contemplated by the Merger Agreement without Parent’s prior written consent and (B) such settlement either (i) is not covered by the Company’s insurance policy (or such coverage is denied by the applicable insurance carrier), (ii) does not involve only the payment of monetary damages, or (iii) involves only the payment of money damages, but such payment is in excess of the policy limits under such insurance policy.

Effect of Termination of the Merger Agreement; Termination Fee

It is possible the Merger will not be completed if the Company’s stockholders do not approve and adopt the Merger Agreement and the Merger, or if certain other conditions are not satisfied or waived or the Merger Agreement is terminated. The Merger Agreement provides for the payment of certain fees if the Merger Agreement is terminated.

In the event that (a) (i) any person makes a bona fide Acquisition Proposal, (ii) the Merger Agreement is terminated because the Effective Time has not occurred by the End Date, and (iii) within nine months of such termination, the Company enters into a definitive agreement or other agreement with respect to such Acquisition Proposal, (b) the Merger Agreement is terminated by Parent as a result of (i) a Company Adverse Recommendation Change, or (ii) a Company Willful Violation or (c) the Merger Agreement is terminated by the Company pursuant to an Alternative Transaction, then the Company shall pay to Parent a Termination Fee in a cash amount equal to $1,500,000 no later than two business days following, in the case of (a), the Company’s execution of a definitive agreement with respect to an Acquisition Proposal, and in the case of (b) or (c), termination of the Merger Agreement.

In the event the Company does not pay the Termination Fee when due, the Company shall also be required to reimburse the Parent for any costs and expenses incurred by Parent and Merger Sub (including attorneys’ fees) in connection with the collection and enforcement of the Termination Fee.

Amendment, Extension and Waiver

Pursuant to the terms of the Merger Agreement, at any time prior to the Effective Time, subject to the provisions of applicable law, the Merger Agreement may be modified or amended by written agreement executed and delivered by duly authorized officers of Parent and Company. Furthermore, at any time prior to the Effective Time, any party may, subject to applicable law, (a) waive any inaccuracies in the representations and warranties of any other party set forth in the Merger Agreement, (b) extend the time for the performance of any of the obligations or acts of any other party pursuant to the Merger Agreement or (c) waive compliance by any other party with any of the agreements set forth in the Merger Agreement. The Board does not believe it would or would be required to re-solicit stockholder proxies as a result of any such waiver, although any final decision on that issue would have to be made at the time of any such waiver based on the facts and circumstances then prevailing.

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THE TRANSACTION DOCUMENTS

The following is a brief summary of the material provisions of the Transaction Documents entered into by the Company and/or its management and key employees in connection with the Merger and the Merger Agreement. This summary is not a complete statement of all applicable provisions in the Transaction Documents and the description in this summary and elsewhere in this proxy statement is qualified in its entirety by reference to the corresponding Transaction Documents, a copy of each of which is filed with the SEC in the Company’s Current Report on Form 8-K, dated on December 20, 2010 and filed on December 23, 2010 and in each case incorporated by reference into this proxy statement. The Transaction Documents have been filed with the SEC to provide you with information regarding their terms and the legal relationship and risk allocation between the contracting parties. The Transaction Documents are not intended to provide any other factual information about the parties. Such information can be found elsewhere in this proxy statement and in other public filings the Company makes with the SEC, which are available without charge at www.sec.gov. The Company encourages you to read the Transaction Documents carefully.

The representations and warranties described below and included in the Transaction Documents were made by the parties to each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the corresponding Transaction Documents and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating their terms. Moreover, the representations and warranties may be subject to a contractual standard of materiality that may be different from what may be viewed as material to stockholders, or may have been used for the purpose of allocating risk between the parties rather than establishing matters as facts. The Transaction Documents are described in this proxy statement and included in the Company’s Current Report on Form 8-K dated December 20, 2010 and filed on December 23, 2010 only to provide you with information regarding their terms and conditions, and not to provide any other factual information regarding the parties or their respective businesses.

In connection with the Merger Agreement, the Company and/or certain of its management and key employees entered into the following documents:

Formation Agreement and Class Action Litigation

Background

The Company from time to time has had disputes with certain insurers resulting from what the Company considers to be underpayments or non-payments from these insurers. As a result, ASA has opted in to, or is contemplating opting in to, certain class action lawsuits that have been filed or may be filed against these insurance carriers and that relate to claims that ASA is entitled to certain payments for services it provided on or before December 31, 2008. Pursuant to the Merger Agreement, ASA will transfer its rights and obligations in connection with certain of these present and future class action lawsuits, as well as certain rights to join certain other class actions, to a newly formed Delaware limited liability company known as CMC. CMC has been formed as a wholly owned subsidiary of ASA for the purpose of supervising this Assigned Litigation following the Closing of the Merger. In connection with the Merger, the CMC Interests will be distributed to the Company’s stockholders as Additional Per Share Merger Consideration.

The class action litigation and litigation rights that we anticipate ASA will transfer to CMC are described below:

•

American Medical Association, et al. v. United Healthcare Corporation, et al., 00 Civ. 2800, in the U. S. District Court for the Southern District of New York (the “UHC Litigation”). ASA is a class member in the UHC Litigation and is currently subject to a class action settlement agreement under which ASA may be entitled to certain payments as compensation for the release of its respective claims in the UHC Litigation. The amount of the settlement that will be paid to the class members (after deduction of attorneys’ fees) is $262.5 million. It is estimated that approximately 20 million people or entities have the right to file claims in the class action with total claims of over $4.0 billion. The deadline by which to file claims was October 5, 2010. ASA has filed claims that total $11, 714,435.12

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in the UHC Litigation, which amount has been accepted by class counsel for the UHC Litigation; however, the amount of its ultimate recovery will depend on the amount of claims that is accepted by the class administrator with respect to the other claimants. Class counsel is still reviewing claims and thus although the deadline by which to file claims has passed, we do not yet know the total amount of claims that has been accepted by class counsel. Upon receipt of a recovery by ASA, ASA will also have an obligation to pay its legal counsel half of such recovery as compensation for their efforts with respect to the UHC Litigation. As a result, the Company is unable to estimate ASA’s potential recovery in the UHC Litigation or when it might receive such recovery.

•

In re: Aetna, Inc., Out-of-Network “UCR” Rates Litigation, District of New Jersey Master Cause Number: 07-3541 (FSH), in the District of New Jersey, Individual Case Number: 09-4042 (FSH) (the “Aetna Litigation”). ASA is currently a plaintiff in a matter filed in the U.S. District Court for the Southern District of Texas, which case was transferred to and consolidated with the Aetna Litigation. ASA plans to dismiss its individual complaint against Aetna and anticipates becoming a class member, if and when a class action may be certified, in the Aetna Litigation or such other class action lawsuit that may be filed in the future in which ASA may assert that it is entitled to certain payments for services it provided to Aetna and its affiliates on or before December 31, 2008 as compensation for the release of its claims in the Aetna Litigation under certain terms and conditions which may be set forth in a written settlement agreement.

•

American Medical Association, et al. v. Wellpoint, Inc., 2:09-ml-02074, in the United States District Court for the Central District of California and potential litigation against Cigna/Great West (the “Other Potential Class Litigation”). ASA is contemplating becoming a class member, if and when a class action may be certified, against Wellpoint, Inc. and/or its subsidiaries and against Cigna/Great West and/or against its affiliates (including but not limited to in American Medical Association et. al v. Wellpoint, Inc., CV09-2039, in the United States District Court for the Central District of California), in which the Company may assert that it is entitled to certain payments for services it rendered on or before December 31, 2008.

The foregoing Assigned Litigation, the beneficial rights to which will be transferred to CMC, will include the right to receive any amounts received in settlement of any of the Assigned Litigation. The amounts of the individual claims vary substantially and at present we are unable to predict whether we will recover settlement proceeds in some or all of the Assigned Litigation and how much we will likely recover. As a result, we have not placed any value on these claims in the Company’s financial statements.

Because in class action litigation such as the matters described above there are multiple plaintiffs that may submit claims in amounts unknown to us, even if liability is established or a settlement is reached, it is not possible to determine the amount, if any, of any recovery to which ASA or CMC may be entitled. There can be no assurances that CMC will receive any cash recoveries in connection with the litigation transferred and, as a result, the CMC Interests may have no value. Further, even in the event of a cash recovery by CMC, it is impossible to predict the amount of any such recovery that would be available for distribution to the holders of the CMC Interests because the legal fees and costs associated with the pursuit of, and any recovery under, the transferred litigation cannot be estimated at this time.

CMC Associates, LLC

CMC is a newly formed, wholly owned subsidiary of ASA, whose managers are Zak W. Elgamal, Jaime A. Olmo-Rivas, Henry Y.L. Toh and Dr. Charles W. Bailey, Jr. CMC has been formed for the sole purpose of managing the foregoing litigation following the consummation of the Merger, assisting the attorneys engaged by ASA to conduct the litigation, and pursuing collection of any judgments or settlement amounts.

Formation Agreement

The transfer of the beneficial interests in the above-described litigation matters will be effected pursuant to a Formation Agreement to be entered into between ASA and CMC prior to Closing. A copy of the form of

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Formation Agreement is attached to this Proxy Statement as Exhibit C to the Merger Agreement included as Appendix A. In accordance with the Formation Agreement, prior to the Effective Time, ASA and CMC will execute a General Assignment, Bill of Sale and Assumption of Liabilities pursuant to which ASA will sell, transfer, convey, assign and deliver to CMC, and CMC will accept, assume and receive:

•	up to $100,000 in cash;

•	all of ASA’s equitable title to and beneficial interest in any settlement compensation arising out of and in connection with the UHC Litigation;

•

all of ASA’s rights to participate in the Aetna Litigation, and all of ASA’s equitable title to and beneficial interest in any settlement compensation or any other proceeds payable to ASA pursuant to any judgment or settlement rendered in the Aetna Litigation;

•

all of ASA’s rights to participate in any Other Potential Class Litigation, and all of ASA’s equitable title to and beneficial interest in any settlement compensation or any other proceeds payable to the Company pursuant to any judgment or settlement rendered in the Other Potential Class Litigation; and

•	all other proceeds or recoveries of money paid to ASA pursuant to the foregoing.

The foregoing are collectively referred to as the “Contribution.”

The Formation Agreement further provides that any rights, proceeds, recoveries of money and other value arising out of or in connection with any agreement entered into by ASA or any of its subsidiaries that relate to the ongoing business operations of ASA or any of its subsidiaries on or after the date the Formation Agreement is entered into by the parties (even if such agreement is entered into in connection with the settlement or other resolution of any of the litigation transferred to CMC) or arising out of or in connection with any services to be provided by ASA or its subsidiaries after the date of the Formation Agreement; and all interests, rights and properties of ASA and its subsidiaries not specifically included in the assets to be transferred to CMC, will be expressly reserved and retained by ASA.

In addition, prior to the Effective Time, ASA will transfer, convey and assign to CMC, and CMC will accept, assume and agree to pay, satisfy, perform and fully discharge when due, all of ASA’s and its subsidiaries’ obligations and liabilities relating to or arising in connection with the Assigned Litigation. These liabilities will include the obligation to pay the fees and expenses of counsel in accordance with the fee agreements entered into with each law firm engaged to handle the Assigned Litigation.

The transferred assets and the transferred liabilities will be a Contribution by ASA to the capital of CMC and will constitute the initial capitalization of ASA and the sole consideration to be delivered by ASA for the CMC Interests. There can be no assurances that the cash to be contributed as described above will be sufficient to pay any expenses required to be paid by CMC prior to receipt of any cash recoveries, and no party to the Formation Agreement is required to contribute additional funding should the initial cash be insufficient.

Under the Formation Agreement, CMC will have the right to direct counsel to take action to submit claims, respond to questions from any claims administrator, the court or third party, and collect payments in each matter transferred. CMC will have the authority to take such actions to further pursue the claims in the transferred matters, except that CMC may only take any such action as a class member (but not as a named or lead plaintiff), in good faith and in compliance with all applicable Laws (as defined in the Merger Agreement).

In the unlikely event that any claims administrator or court with respect to the Assigned Litigation determines that the Formation Agreement compromises ASA’s claims in any manner whatsoever, then the transfer of the rights to the Assigned Litigation will not occur and, instead, ASA will retain the rights to the Assigned Litigation and the Formation Agreement provides that ASA will compensate CMC by cash payment in an amount equal to the amount of the funds received by ASA.

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Distribution of CMC Interests as Additional Per Share Merger Consideration

Following the completion of the Contribution but prior to the Closing of the Merger, ASA will distribute 100% of the CMC Interests to the Company, ASA’s sole shareholder, and at the Effective Time, the Company will distribute 100% of the CMC Interests pursuant to the terms of the Merger Agreement in accordance with the terms of written directions provided by CMC. After the Effective Time, neither ASA nor the Company will have any further obligations or liabilities (including any liability for failure to correctly distribute the CMC Interests) other than the obligation to complete the distribution of the CMC Interests.

The CMC Interests will be distributed to the stockholders of the Company upon the Closing of the Merger as Additional Per Share Merger Consideration. Initially, the CMC Interests will be distributed in electronic form only and will not be certificated. The Company anticipates that it will act as its own transfer agent with respect to the CMC Interests. The Company does not intend to list the CMC Interests on any market or exchange for trading. In general, it is anticipated that the CMC Interests will not be assignable or transferable except by the Company (upon the exercise of Company Warrants or to Dissenting Stockholders), by operation of law, including the laws of descent and distribution, or with the consent of the managers of CMC. The CMC Interests will not pay any dividends or bear any stated rate of interest and will have no voting or other stockholder rights. The CMC Interests will represent only the contingent right to receive a portion of the net cash recovery, if any, with respect to the Assigned Litigation.

CMC currently anticipates making cash payments to the holders of the CMC Interests as promptly as possible following the receipt of amounts paid upon the resolution of the Assigned Litigation. These cash payments will be net of all liabilities incurred by CMC, including the fees and expenses of the managers of CMC and the persons engaged by CMC to perform transfer agent, accounting and tax services, and the fees and expenses of counsel to CMC. CMC will also be required to maintain not less than $25,000 received from the first settlement or other resolution of Assigned Litigation as restricted cash in the event any claims for indemnification are made against it by ASA. It is currently anticipated that the counsel engaged by ASA in connection with the Assigned Litigation will remain as counsel to CMC in these matters. The fee agreements with each such firm currently in effect provide for contingent legal fees payable from any amounts received in settlement or from a judgment in the amount of 50% of the amounts received. Upon the resolution of all litigation matters transferred or if CMC’s assets have been exhausted, CMC’s activities will be wound down and CMC will be dissolved in accordance with Delaware law. The managers of CMC will provide, in their discretion or as otherwise required by applicable law, periodic reports to the holders of the CMC Interests as to the status of the Assigned Litigation, the timing and amount of expected payments, if any, and the termination of CMC’s activities.

Stockholder Voting Agreements

In connection with the Merger Agreement, Zak Elgamal, Jaime Olmo-Rivas, Jose Chapa and Bland Chamberlain, all of whom are stockholders of the Company who collectively own more than 60% of the issued and outstanding shares of the Company’s common stock, entered into Voting Agreements with the Parent whereby they have agreed to vote the shares of common stock owned by them in favor of the adoption of the Merger Agreement and the consummation of the Merger. The Voting Agreements will terminate upon the Effective Time or if the Merger Agreement is terminated in accordance with its terms.

Exchange Agreements

Contemporaneously with the execution of the Merger Agreement, the Rollover Stockholders have each entered into Exchange Agreements, whereby immediately before the Effective Time, the Rollover Stockholders will exchange an aggregate of 22.5% of the shares of the Company’s common stock owned by them for shares of Series A preferred stock of the Parent that will represent, in the aggregate, approximately 14.9% of the Parent’s total capital stock at the Effective Time. The Series A preferred stock will be convertible into shares of the

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Parent’s voting common stock. Holders of the Series A preferred stock will be entitled to vote along with the Parent’s voting common stock on an as-converted-basis. In addition, the holders of Series A preferred stock will vote as a class with the holders of the Parent’s Series B preferred stock. The transactions contemplated by the Exchange Agreements will not occur if the Merger Agreement is terminated in accordance with its terms.

Amended and Restated Certificate of Incorporation of Parent

Immediately prior to the Closing, the Parent will file the Parent’s Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, which shall provide for the rights, preferences and privileges following the Merger of the holders of the Parent’s Series A preferred stock, Series B preferred stock and common stock, and other related matters. Pursuant to the terms of its Amended and Restated Certificate of Incorporation, the Parent shall be authorized to issue 28,000 shares of common stock and 13,500 shares of preferred stock, of which 1,500 shares have been designated as Series A preferred stock and 10,000 shares have been designated as Series B preferred stock. The Series A preferred stock and the Series B preferred stock shall be convertible into the Parent’s common stock. The holders of the Series A preferred stock and the Series B preferred stock are entitled to receive a liquidation preference equal to the original issue price per share of the Series A preferred stock and the Series B preferred stock, respectively. In addition, the holders of the Series B preferred stock shall be entitled to receive a cumulative dividend of 8% per annum compounded quarterly. The holders of the Series A preferred stock are not entitled to a dividend. Upon consummation of the Merger, GPP-I shall own 8,508 shares of the Parent’s Series B preferred stock, which will represent 85.1% of the Parent’s capital stock outstanding at the Closing. The Rollover Stockholders shall own 1,492 shares of the Parent’s Series A preferred stock, which will represent 14.9% of the Parent’s capital stock outstanding at the Closing. The aggregate value of the Series A preferred stock will be calculated at the Closing and will be equal to (a) the aggregate amount of equity invested by GPP-I in Parent divided by 8,508 shares of Series B preferred stock to be issued to GPP-I, multiplied by (b) 1,492 shares of Series A preferred stock issued to the Rollover Stockholders, which means that the Series A preferred stock to be owned by the Rollover Stockholders will have an initial approximate aggregate liquidation value of $            , or $            per Rollover Share.

Stockholders’ Agreement

By virtue of the Exchange Agreements, the Rollover Stockholder will also become parties to the Stockholder’s Agreement among Parent, GPP-I, and each of the Rollover Stockholders. The Stockholders’ Agreement provides that the stockholders of the Parent agree to, among other things, vote their respective voting securities of the Parent owned beneficially or of record by such stockholders in favor of electing such members of the board of directors of the Parent as are designated in accordance with the Stockholders’ Agreement. After the Effective Time, GPP-I may designate five members of the Parent’s board of directors. After the Effective Time, so long as Mr. Elgamal owns all of the shares of the Parent’s Series A preferred stock he acquires at the time of the Merger (not including shares of preferred stock transferred pursuant to a Permitted Transfer, as defined in the Stockholders’ Agreement), Mr. Elgamal may designate one member of the Parent’s board of directors. After the Effective Time, so long as Mr. Olmo-Rivas owns all of the shares of the Parent’s Series A preferred stock he acquires at the time of the Merger (not including shares of preferred stock transferred pursuant to a Permitted Transfer, as defined in the Stockholders’ Agreement), Mr. Olmo-Rivas may designate one member of the Parent’s board of directors.

The Stockholders’ Agreement provides for restrictions on transfer and grants certain right of first refusal, tag along and drag along rights for stockholders. In addition, the stockholders have certain demand and piggy-back registration rights.

Employment Agreements

As part of the transactions contemplated by the Merger Agreement, the Merger Sub entered into the Employment Agreements with each of Mr. Elgamal and Mr. Olmo-Rivas, each of whom is currently an officer of

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the Company. The Employment Agreements become effective only upon the Effective Time and will replace each of the current employment agreements between the Company and each Management Employee. The Employment Agreements will not be effective and will have no force or effect in the event the Merger Agreement is terminated in accordance with its terms.

Unless otherwise noted below for either of the Management Employees, each of the Employment Agreements has the following similar terms:

•

Commences at the Effective Time and continues until the last day of the month following the month in which the second anniversary of the Effective Date occurs with one automatic renewal for an additional one year term, unless notice of non-renewal is given by either party to the other party at least 90 days prior to the expiration of the initial term.

•	Includes compensation in the form of:

•	an annual base salary of $386,250 and may be increased annually in the sole discretion of the Board,

•

an annual incentive bonus (the “Annual Incentive Bonus”) of up to a maximum amount of 100% of the then-applicable base salary based upon the employee and the Company meeting certain reasonable goals and targets established by the Board of Directors for each completed fiscal year during the term of employment, and

•

a business development bonus (the “Business Development Bonus”) equal to 12.5% of any EBITDA (as defined in the Employment Agreement) earned in excess of the Base EBITDA (as defined in the Employment Agreement) of the Company in each of years 1 and 2.

•

Includes a grant of an employee stock option to purchase 1.75% of the number of fully diluted outstanding shares of the Parent’s voting common stock on such date, which will vest 50% when the Company achieves certain EBITDA targets during a period of 12 consecutive calendar months, so long as such achievement occurs within 36 months of the effective date of the Employment Agreement and the remaining 50% when the Company achieves certain EBITDA targets during a period of 12 consecutive calendar months, so long as such achievement occurs within 48 months of the effective date of the Employment Agreement. The options will be issued pursuant to, and subject to the terms of, a non-qualified stock option plan to be developed and approved by the Board.

Employment may be terminated by (a) the Company (i) upon employee’s death or mental or physical disability or incapacity, (ii) upon employee’s resignation, or (iii) with or without Cause (as defined in the Employment Agreement); or (b) by employee for Good Reason (as defined in the Employment Agreement).

If the employment period is terminated by the Company with Cause or if the employee resigns for any reason other than Good Reason, then the employee will only be entitled to receive his base salary, through the date of termination or resignation.

If the employment period is terminated upon employee’s death or mental or physical disability or incapacity, the employee (or in the case of employee’s death, employee’s beneficiary and/or estate) will be entitled to receive his base salary through the date of termination and, if such termination occurs after March 31 of such year, then within 30 days after such termination the Company shall pay employee (or his estate) a pro-rated Annual Incentive Bonus for the year in which the termination occurs, plus, if such termination occurs during the two year period following the effective date, a pro-rated Business Development Bonus for the applicable Measurement Period (as defined in the Employment Agreement) in which the termination occurs, in each case, based on (i) the portion of such fiscal year (or Measurement Period in the case of the Business Development Bonus) that employee was employed and (ii) the results of the Company during the period prior to such termination.

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If the employee’s employment with the Company is terminated during the employment period by the Company without Cause or by the employee with Good Reason, and, in either case, employee executes a general release in favor of the Company, the employee will be entitled to receive (a) his base salary for a period equal to either 12 months after the date of termination or the remainder of the initial term under the Employment Agreement, whichever is greater (the “Severance Period”), and (b) a pro rata portion of his Annual Incentive Bonus and Business Development Bonus for the year in which the termination occurs, based on the period of months employee was employed by the Company during such fiscal year (or, in the case of the Business Development Bonus, the portion of the Measurement Period). If employee has been employed at least three months during such fiscal year (or during the Measurement Period in the case of the Business Development Bonus) then the amount of the bonus (prior to the pro ration based on the time employee was employed) shall be calculated on the basis of annualizing the Company’s performance during the period Employee was employed by the Company. If Employee was not employed at least three months during such fiscal year (or during the Measurement Period in the case of the Business Development Bonus) then the amount of the bonus (prior to the pro ration based on the time Employee was employed) shall be determined after completion of the fiscal year (or the Measurement Period in the case of the Business Development Bonus) based on the Company’s actual performance during such period.

The Employment Agreements contain a non-compete covenant applicable to any competitive activities with respect to businesses in which the Company and its subsidiaries are engaged when the employee’s employment with the Company is terminated. The non-compete period applies during the term of employment and for two years thereafter. The non-compete provision applies upon any termination of the respective Management Employee’s respective Employment Agreement.

Surgical Assistant Agreements

The other Rollover Stockholders, Messrs. Chapa and Chamberlain, have executed the Surgical Assistant Agreements with the Merger Sub as part of the transactions contemplated by the Merger. The Surgical Assistant Agreements become effective only upon the Effective Time and will not be effective and will have no force or effect in the event the Merger Agreement is terminated in accordance with its terms. The Surgical Assistant Agreements provide for an annual base salary of $250,000 and $175,000 for Mr. Chapa and Mr. Chamberlain, respectively, and a discretionary annual bonus of up to $100,000 and $50,000 for Mr. Chapa and Mr. Chamberlain, respectively, with the exact amount to be determined by the Board of Directors in its sole discretion. The term of employment pursuant to the Surgical Assistant Agreements is for two years and may be terminated upon 15 days’ notice. The Surgical Assist Agreements also include non-compete provisions which apply during the term of employment and for two years after employment is terminated.

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OTHER IMPORTANT INFORMATION REGARDING THE COMPANY

Recent Developments

On December 1, 2010, the Company declared a dividend of $0.16 per share for each share of the Company’s common stock. The dividend was paid on December 23, 2010 to stockholders of record on December 17, 2010.

Summary of Consolidated Financial Data of the Company

The following table sets forth selected historical financial data as of the dates and for the periods indicated with respect to the Company and its subsidiaries. The selected historical financial data for the years ended December 31, 2009, 2008 and 2007 were derived from the Company’s audited consolidated financial statements, which are included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009, a copy of which is attached as Appendix D to this proxy statement and incorporated herein by reference.

The unaudited consolidated financial information for the nine months ended September 30, 2010 and 2009 is derived from the Company’s unaudited consolidated financial statements, which, in the Company’s opinion, include all adjustments (consisting of normal recurring adjustments) necessary for a fair statement of the Company’s financial position and results of operations for such periods. Interim results for the nine months ended September 30, 2010 and 2009 are not necessarily indicative of, and are not projections for, the results to be expected for the full year ending December 31, 2010. The unaudited consolidated financial statements for the nine months ended September 30, 2010 and 2009 were included in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2010, a copy of which is attached as Appendix E to this proxy statement and incorporated herein by reference.

The selected historical financial data below should be read in conjunction with the consolidated financial statements and their accompanying notes, which are incorporated by reference in this proxy statement.

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Results of Operations

The following table contains certain revenue and expense amounts of the Company for the years ended December 31, 2009, 2008 and 2007 and for the nine months ended September 30, 2010 and 2009:

AMERICAN SURGICAL HOLDINGS, INC. AND SUBSIDIARIES

(formerly ASAH Corp.)

CONSOLIDATED STATEMENTS OF OPERATIONS

	Year Ended December 31,			Nine Months Ended September 30,
	2009	2008	2007	2010	2009
	(audited)			(unaudited)
Revenues
Service fees, net	$21,761,159	$10,592,216	$8,243,220	$17,793,718	$16,008,716
Contract fees	982,555	687,295	720,837	918,190	694,134

Total net revenues	22,743,714	11,279,511	8,964,057	18,711,908	16,702,850
Cost of revenues	8,618,515	6,977,986	6,660,552	7,810,583	6,115,198

GROSS PROFIT	14,125,199	4,301,525	2,303,505	10,901,325	10,587,652

OPERATING EXPENSES
General and administration	2,408,386	1,578,915	2,237,742	1,001,039	807,780
Salaries	4,576,518	2,142,565	2,656,138	4,982,637	3,524,609
Rent	95,333	97,990	80,181	81,459	68,981

TOTAL OPERATING EXPENSES	7,080,237	3,819,470	4,974,061	7,935,302	4,751,381

NET INCOME ( LOSS) FROM OPERATIONS	7,044,962	482,055	(2,670,556)	2,966,023	5,836,271

Other income (expense)
Interest expense	(144,293)	(1,623,750)	(1,474,048)	—	(280,583)
Interest income	11,275	5,911	48,569	9,099	5,357

TOTAL OTHER INCOME (EXPENSE)	(133,018)	(1,617,839)	(1,425,479)	9,099	(275,226)

INCOME (LOSS) FROM OPERATIONS	6,911,944	(1,135,784)	(4,096,035)	2,975,122	5,561,045

(Provision for) benefit from income taxes	(2,561,247)	47,808	1,022,848	(1,008,715)	(2,014,280)
NET INCOME (LOSS)	$4,350,697	$(1,087,976)	$(3,073,187)	$1,966, 407	$3,546,765

Trading Market and Price for the Company’s Common Stock

Our common stock is currently listed on the OTCBB under the symbol “ASRG.OB.” Our common stock was approved for quotation on the OTCBB on December 14, 2006 under the symbol “ASAO.” On January 31, 2007, our symbol was change to “ASUH” based upon our name change to American Surgical Holdings, Inc. Trading commenced in our common stock on the OTCBB on March 1, 2007. On April 25, 2007, our symbol was changed to “ASRG.”

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The table below sets forth our high and low bid prices per share of common stock. These prices represent inter-dealer quotations without retail markup, markdown or commission and may not necessarily represent actual transactions.

	High	Low
2009
First Quarter	$0.30	$0.05
Second Quarter	$1.25	$0.30
Third Quarter	$1.40	$0.50
Fourth Quarter	$3.20	$1.36

2010
First Quarter	$2.15	$1.73
Second Quarter	$1.90	$0.95
Third Quarter	$1.29	$0.89
Fourth Quarter	$2.82	$0.67

On December 20, 2010, the last full trading day immediately preceding the public announcement of the proposed Merger, the Company’s common stock on the OTCBB closed at $1.32 per share, and the Company had approximately 111 stockholders of record.

On the Record Date, the number of holders of record of the Company’s common stock was                     .

On                     , 2011, which is the latest practicable date prior to the date of this proxy statement, the Company’s common stock closed at $            per share.

Directors and Executive Officers

Set forth below are the names, positions held and business experience, including during the past five years, of the Company’s directors and the Company’s executive officers.

Name	Age	Position
Zak W. Elgamal	61	Executive Chairman, Chief Executive Officer and President
Jaime A. Olmo-Rivas	54	Executive Director, and Vice President of American Surgical Assistants, Inc.
Henry Y. L. Toh	52	Lead Independent Director
Dr. Charles W. Bailey, Jr.	69	Independent Director
Dr. Michael Kleinman	54	Independent Director
Bland E. Chamberlain III	53	Key Employee and Surgical Assistant
Jose Chapa Jr.	57	Key Employee and Surgical Assistant
James A. Longaker	64	Chief Financial Officer

Each of our directors is appointed to serve for a one-year term.

Zak W. Elgamal, Executive Chairman, Chief Executive Officer, and President

Mr. Elgamal has been our President, Chief Executive Officer, and a Director since October 31, 2003. Since 1983, Mr. Elgamal has been a Certified Surgical Assistant in Houston, Texas. In such capacity, Mr. Elgamal has practiced as a surgical assistant in general, endoscopic and advanced endoscopic surgery, orthopedic and endoscopic orthopedic surgery, spinal surgery, vascular surgery, neurosurgery, gynecology, obstetrics, laparoscopy assisted gynecological surgery, and plastic and re-constructive surgery. From 1999 to 2002, Mr. Elgamal was President and Executive Director of American Surgical Assistants, L.L.P. He then became the President of its successor

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American Surgical Assistants, Inc. in Houston, Texas, which was founded to contract with hospitals for the services of surgical assistants. From 1983 to 1999, he was also the President of C.S.A. Services, Inc. in Houston, Texas, which was the General Partner of American Surgical Assistants, L.L.P. Mr. Elgamal received his M.D. degree (M.B., B.Ch.) from the Faculty of Medicine at Ain-Shams University in Cairo, Egypt in 1972. He also received his graduate training in Healthcare Management in Cairo, Egypt. He is a Vanguard member of the American College of Physician Executives, a member of the American College of Healthcare Administrators, an affiliate member of the American College of Surgeons, a member of the Advisory Council of The Joint Commission on Staffing, and a member of the sub-committee on Allied Health at Memorial Hospital Healthcare System, Southwest.

Jaime A. Olmo-Rivas, Executive Director and Vice President of American Surgical Assistants, Inc.

Mr. Olmo-Rivas has been an Executive Director and is the Vice President of our wholly owned subsidiary, ASA, since October 31, 2003. Mr. Olmo-Rivas is a trained cardio-vascular surgical assistant with very special capabilities in endoscopic vein harvesting and open heart surgery. In addition to performing surgical assisting duties, he is responsible for everyday management and supervision of all our surgical assistants working in the field. Mr. Olmo-Rivas graduated from medical school in the Dominican Republic in 1980. He is the past President and a member of the American Board of Surgical Assistants.

Henry Y. L. Toh, Lead Independent Director

Mr. Henry Toh has served as our Lead Independent Director since March 2007. In addition, Mr. Toh currently serves as a member of the Board of Directors of four other publicly traded companies. Since 2001, Mr. Toh has served as a director of Teletouch Communications Inc., a telecommunications service provider. Since 1992, Mr. Toh has served as an officer and director of C2 Global Technologies Inc., a publicly held voice-over-IP company. Since December 1998, Mr. Toh has served as a director of Idna Inc., a specialized finance and entertainment company. Since February 2008, Mr. Toh has served as Vice Chairman of the Board and EVP of NuGen Holdings, Inc., formerly InovaChem, Inc., a company specializing in the research, development and manufacture of permanent magnetic electric motors. From 2004 to 2009, Mr. Toh has served as a director of Isolagen, Inc., currently renamed as Fibrocell Science Inc., an aesthetic and therapeutic development stage company. Mr. Toh has served as an officer and director of Four M International, Inc., a privately held offshore investment entity since 1992. Since 1992, Mr. Toh has been a principal of Amerique Investments International Corp., a real estate investment and management company. From 1980 through 1992, Mr. Toh was employed by KPMG Peat Marwick, where he specialized in international taxation and mergers and acquisitions. Mr. Toh is a graduate of Rice University.

Charles W. Bailey, Jr., MD, JD, Director

Dr. Bailey received his law degree from the South Texas School of Law in 1980 and received his Medical Degree from the University of Texas Medical Branch in Galveston, Texas. Dr. Bailey has been in private practice in plastic surgery since 1973. He is listed in Best Doctors in America for the Central Region and was named by Town & Country Magazine as one of the top cosmetic surgeons in the United States. From 1980 to the present, Dr. Bailey has also been a medico-legal consultant to various law firms and insurance companies, providing medical record review and evaluations. From 1972 through 1993, he held various teaching appointments with the University of Texas Medical School in Houston, South Texas College of Law, and Baylor College of Medicine. Dr. Bailey has published over 45 papers, and has held various positions, including most recently President of the Texas Medical Association in 2003 and 2004. He is a current Delegate to the American Medical Association. Dr. Bailey is also a member of the Mediation Panel for Federal District Courts, Southern District of Texas.

Dr. Michael Kleinman, Director

Dr. Kleinman graduated from Rice University and attained his medical degree at the University of Texas, Albert Einstein College of Medicine in Dallas, Texas in 1983. He is a Board Certified surgeon with a private

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practice in Houston, Texas. He is also a Clinical Assistant Professor of Surgery at Baylor University and at the University of Texas, Physician Liaison for Memorial Care System, and a Fellow of the American College of Surgeons. Dr. Kleinman is also a member of the American Society of General Surgeons, the Society of American Gastrointestinal Laparoscopic Surgery, Houston Surgical Society, Harris County Medical Society, and the American Medical Association and a past member of Texas Medical Association, International College of Surgeons, American College of Physician Executives, and the American Board of Utilization Review Physicians. He has received the Physicians Recognition Award 2003, and 2006.

Bland E. Chamberlain, III, Key Employee and Surgical Assistant

Bland Chamberlain has been employed as one of our surgical assistants since November 2005. In addition, Mr. Chamberlain assists with billing and personnel matters on behalf of ASA, and as such, is a key employee. He has been a certified surgical assistant since 1985 and is licensed in the State of Texas. He assisted in the legislative process that resulted in the recognition and licensure of surgical assistants in the State of Texas and serves on the Surgical Assistant Advisory Committee of the Texas Medical Board. From 1996 to 2005, Mr. Chamberlain was part owner of Surgical Assistant Services, Inc.

Jose Chapa Jr., Key Employee and Surgical Assistant

Jose Chapa has been employed as one of our surgical assistants since November 2005. In addition, Mr. Chapa coordinates scheduling at various hospitals and represents ASA in personnel matters and contract negotiations, and as such, is a key employee. He is a certified and licensed surgical assistant in the State of Texas and an affiliate member of the American College of Surgeons. From 1996 to 2005, Mr. Chapa was part owner of Surgical Assistant Services, Inc. He received his M.D. degree from the Universidad Autonoma de Cuidad Juarez in Juarez, Mexico in 1984.

James A. Longaker, Chief Financial Officer, CPA, CFE

James A. Longaker, our Chief Financial Officer, was hired in November 2007 and became of Chief Financial Officer in December 2007. Prior to joining us, Mr. Longaker worked from October 2006 to November 2007 as an independent consultant. From May 2005 to October 2006, Mr. Longaker was the Chief Financial Officer of Trulite, Inc., a research and development company. From December 2001 to May 2005, Mr. Longaker was a partner at the Forte Group, LLC a management consulting firm that specialized in emerging businesses. From February 1999 to December 2001, Mr. Longaker worked as a consultant with Glass and Associates serving as an interim Chief Financial Officer for companies. From 1990 to 1999, Mr. Longaker had his own consulting business. Mr. Longaker received his Bachelor’s Degree from Louisiana Polytechnic Institute in 1967 and a Master’s Degree in Business Administration in 1969 from Louisiana State University. Mr. Longaker is a Certified Public Accountant and a Certified Fraud Examiner, CFE.

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Security Ownership of Certain Beneficial Owners and Management

The following table sets forth the number and percentage of shares of our common stock owned as of December 20, 2010 by all persons: (i) known to us who beneficially own more than 5% of the outstanding number of such shares, (ii) by each of our directors and officers, and (iii) by all officers and directors as a group. Unless otherwise indicated, each of the stockholders has sole voting and investment power with respect to the shares beneficially owned.

Name of Beneficial Owner and Address of 5% Beneficial Owners (1)	Amount and Nature of Beneficial Owner	Percent of Class (2)
Zak W. Elgamal (3)	3,560,297	27.43%
Jaime A. Olmo-Rivas (4) 10903 Ashland Bridge Lane Sugar Land, TX 77478	3,566,612	27.48%
Bland E. Chamberlain, III (5) 4010 Fulford Court Katy, TX 77450	1,030,432	8.01%
Jose J. Chapa, Jr. (6) 8726 Cedardale Drive Houston, TX 77055	1,030,432	8.01%
Henry Y. L. Toh (7)	94,315	*
James A. Longaker (8)	554,521	4.28%
Dr. Michael Kleinman (9)	69,315	*
Dr. Charles Bailey (10)	69,315	*
GPP(11) 165 Mason Street, 3rd Floor Greenwich, CT 06830	8,772,221	68.42%
All executive officers and directors as a group (8 persons) (12)	9,975,237	74.51%

*	Less than 1%
(1)	Unless otherwise noted, the address of each stockholders is 10039 Bissonnet Street, Suite 250, Houston, Texas 77036-7852.
(2)	The percent of class is based on 12,821,198 shares of common stock issued and outstanding as of December 20, 2010.
(3)	Includes: (i) 8,572 shares owned by Mr. Elgamal’s wife; and (ii) 157,077 shares issuable upon the exercise of options exercisable within 60 days. Does not include 3,572 shares owned by each of Mr. Elgamal’s daughters.
(4)	Includes: (i) 14,288 shares owned by Mr. Olmo-Rivas’ minor children; and (ii) 157,077 shares issuable upon the exercise of options exercisable within 60 days. Does not include 1,430 shares and 22,286 shares owned by Mr. Olmo-Rivas’ father and adult children, respectively.
(5)	Includes 39,269 shares issuable upon the exercise of options exercisable within 60 days.
(6)	Includes 39,269 shares issuable upon the exercise of options exercisable within 60 days.
(7)	Includes 15,707 shares issuable upon the exercise of options exercisable within 60 days.
(8)	Includes 125,662 shares issuable upon the exercise of options exercisable within 60 days.
(9)	Includes 15,707 shares issuable upon the exercise of options exercisable within 60 days.
(10)	Includes 15,707 shares issuable upon the exercise of options exercisable within 60 days.
(11)	By virtue of the Voting Agreements entered into between Parent and each of the Rollover Stockholders, GPP and its affiliates may be deemed to have acquired beneficial ownership of the 8,772,221 shares of the Company’s common stock currently owned in the aggregate by the Rollover Stockholders, GPP and each of its affiliates expressly disclaims beneficial ownership of such shares.
(12)	Includes 565,473 shares issuable upon the exercise of options exercisable within 60 days.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Mr. Bland Chamberlain loaned the Company $150,000 at 15% interest on June 12, 2008. The loan was renewed on September 12, 2008 with a maturity date of June 15, 2009. In March 2009, all principal and interest on the note was repaid in full.

IMPORTANT INFORMATION REGARDING PARENT, MERGER SUB

AND GPP AND ITS AFFILIATES

Information Regarding Parent

Parent is a wholly owned subsidiary of GPP-I and was formed as a corporation in Delaware on October 5, 2010 for the sole purpose of entering into the Merger Agreement, and engaging in the Merger. Parent’s principal office address is 165 Mason Street, 3rd Floor, Greenwich, Connecticut 06830. Its telephone number is (203) 971-3300. Parent has not conducted any activities to date other than activities incidental to its formation and in connection with the transactions contemplated by the Merger Agreement and engaging in the Merger.

The directors and executive officers of Parent are as follows:

Name	Positions with Parent	Principal Occupation or Employment
Dr. Jeffrey R. Jay, M.D.	Director; President	Managing Director of Great Point Partners, LLC
Adam B. Dolder	Director; Vice President, Treasurer and Secretary	Managing Director of Great Point Partners, LLC

Information Regarding Merger Sub

Merger Sub is a wholly owned subsidiary of Parent and an affiliate of GPP and was formed as a corporation in Delaware on May 26, 2010 for the sole purpose of entering into the Merger Agreement and engaging in the Merger. Merger Sub’s principal office address is 165 Mason Street, 3rd Floor, Greenwich, Connecticut 06830 and its telephone number is (203) 971-3300. Merger Sub has not conducted any activities to date other than activities incidental to its formation and in connection with the transactions contemplated by the Merger Agreement and engaging in the Merger.

The directors and executive officers of Merger Sub are as follows:

Name	Positions with Merger Sub	Principal Occupation or Employment
Dr. Jeffrey R. Jay, M.D.	Director; President	Managing Director of Great Point Partners, LLC
Adam B. Dolder	Director; Vice President, Treasurer and Secretary	Managing Director of Great Point Partners, LLC

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Information Regarding GPP and its Affiliates

GPP-I is a Delaware limited liability company that was formed for the specific purpose of consummating the Merger and the other transactions contemplated by the Merger Agreement. GPP is the manager of and controls GPP-I. The principal office of GPP-I is located at 165 Mason Street, 3rd Floor, Greenwich, Connecticut 06830.

The executive officers of GPP-I are as follows:

Name	Positions with GPP-I	Principal Occupation or Employment
Adam B. Dolder	President	Managing Director of Great Point Partners, LLC
Dr. Jeffrey R. Jay, M.D.	Vice President, Treasurer and Secretary	Managing Director of Great Point Partners, LLC
Rohan Saikia	Vice President and Assistant Secretary	Vice President of Great Point Partners, LLC

GPP is a Greenwich-based healthcare focused investment firm that specializes in completing recapitalization transactions with middle-market companies and entrepreneurs. The managing members of GPP are Dr. Jeffrey R. Jay and Mr. David Kroin. Dr. Jay and Mr. Kroin have served as the managing members of GPP and other related entities for the last five years. None of Dr. Jay, Mr. Kroin, any other general partner of GPP, GPP or any of their respective affiliates is an affiliate of the Company.

Great Point Partners I GP, LLC is a Delaware limited liability company and is the general partner of GPP. Its principal business is as a private equity management company. Its principal office is located at 165 Mason Street, 3rd Floor, Greenwich, Connecticut 06830.

Dr. Jeffrey R. Jay, M.D. is the senior managing member of Great Point Partners I GP, LLC, and David E. Kroin is the special managing member of Great Point Partners I GP, LLC. The business address of each of Dr. Jay, Mr. Kroin and Mr. Dolder is 165 Mason Street, 3rd Floor, Greenwich, Connecticut 06830.

None of the persons or entities named above (1) was convicted in a criminal proceeding during the past five years (excluding traffic violations or similar misdemeanors) or (2) has been a party to any judicial or administrative proceeding during the past five years (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws. Each individual named above is a U.S. citizen.

The business address for each of the persons listed above is 165 Mason Street, 3rd Floor, Greenwich, Connecticut 06830. The telephone number for each of the persons listed above is (203) 971-3300.

Security Ownership

Except pursuant to the Exchange Agreements and Voting Agreements, at the Effective Time, none of Parent, Merger Sub, or GPP may be deemed to beneficially own any shares of the Company’s common stock.

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PROPOSAL 2 – APPROVAL OF THE ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES

We may ask our stockholders to vote on a proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the adjournment to adopt the Merger Agreement. We currently do not intend to propose adjournment at the Special Meeting if there are sufficient votes to adopt the Merger Agreement. If our stockholders approve this proposal, we may adjourn the Special Meeting and use the additional time to solicit additional proxies, including proxies from our stockholders who have previously voted against adoption of the Merger Agreement.

The approval of a majority of the votes cast is required to approve the adjournment of the Special Meeting for the purpose of soliciting additional proxies. Accordingly, abstentions will have no impact on the outcome of Proposal 2. Proxy cards submitted by registered stockholders without voting instructions will be voted “FOR” approval of the adjournment of the Special Meeting to solicit additional proxies. Stockholders who hold their shares in “street name” and do not give instructions to their bank or brokerage firm will not be considered present at the Special Meeting, but the failure to provide instructions will have no effect on the outcome of Proposal 2.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES.

OTHER MATTERS

You should rely only on the information contained in this proxy statement to vote your shares at the Special Meeting. The Company has not authorized anyone to provide you with information that is different from what is contained in this proxy statement. This proxy statement is dated                     , 2011. The information contained in this proxy statement is accurate as of the date of the proxy statement. If any statements set forth in this proxy statement become materially inaccurate before the date of the Special Meeting, the Company will update these proxy materials through filings of additional definitive materials with the SEC, which will be sent to stockholders or otherwise made available to them as set forth below in the section entitled “Where You Can Find More Information.”

If the Merger is completed, the Company will not hold a 2011 Annual Meeting of Stockholders. If the Merger is not completed, you will continue to be entitled to attend and participate in the Company’s stockholder meetings and the Company will hold its next annual meeting at such time as the Board determines in its sole discretion to elect directors and to attend to such other matters as may properly come before the annual meeting. Stockholder proposals will be eligible for consideration for inclusion in the proxy statement and form of proxy for the next annual meeting in accordance with Rule 14a-8 under the Exchange Act. The Company will notify the Company’s stockholders of the date of the next annual meeting, if any, in accordance with the rules and regulations promulgated by the SEC. Since the Company did not hold an annual meeting in 2010, in order to be considered for inclusion in the Company’s proxy materials, proposals of stockholders intended to be presented at the next annual meeting must be received by the Company a reasonable time before the Company begins to print and mail the Company’s proxy materials for the next annual meeting.

The Board knows of no other business which may come before the Special Meeting. If any other matters are properly presented at the Special Meeting, the persons named in the proxy will vote upon them in accordance with their best judgment.

WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE SIGN THE PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE AT YOUR EARLIEST CONVENIENCE.

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WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, and other information with the SEC. You may read and copy this information at the following location of the SEC:

Public Reference Room

450 Fifth Street, N.W.

Room 1024

Washington, D.C. 20549

Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. You may also obtain copies of this information by mail from the Public Reference Section of the SEC, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549, at prescribed rates. The Company’s public filings are also available to the public from document retrieval services, and the Company’s public filings are available to the public at the Internet website maintained by the SEC at http://www.sec.gov.

Attached to this proxy statement as Appendix D and Appendix E , respectively, are the following filings made by the Company with the SEC: Annual Report on Form 10-K for the fiscal year ended December 31, 2009, and Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2010. These documents contain important information regarding the Company that you should review in connection with considering the proposals contained in this proxy statement.

THIS PROXY STATEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY IN ANY JURISDICTION FROM ANY PERSON FROM WHOM IT IS UNLAWFUL TO MAKE SUCH PROXY SOLICITATION IN THAT JURISDICTION. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN, ATTACHED TO, OR INCORPORATED BY REFERENCE INTO THIS PROXY STATEMENT. THE COMPANY HAS NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN, ATTACHED TO, OR INCORPORATED BY REFERENCE INTO THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED                     , 2011. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.

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HOUSEHOLDING

Only one copy of this proxy statement has been sent to multiple stockholders of the Company who share the same address and last name, unless the Company has received contrary instructions from one or more of those stockholders. This procedure is referred to as “householding.” In addition, the Company has been notified that certain intermediaries, such as brokers or banks, will household proxy materials. The Company will deliver promptly, upon oral or written request, a separate copy of this proxy statement to any stockholder at the same address. If you wish to receive a separate copy of this proxy statement, you may write to Attn: Secretary, American Surgical Holdings, Inc., 10039 Bissonnet Street, Suite 250, Houston, Texas or call (713) 779-9800. You can contact your broker or bank to make a similar request. Stockholders sharing an address who now receive multiple copies of proxy statements may request delivery of a single copy by writing or calling the Company at the above address or phone number or by contacting their broker or bank, provided they have determined to household proxy materials.

By Order of the Board of Directors

ZAK W. ELGAMAL

Chief Executive Officer

                    , 2011

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Appendix A

EXECUTION COPY

AGREEMENT AND PLAN OF MERGER

dated as of

December 20, 2010

Among

AMERICAN SURGICAL HOLDINGS, INC.,

AH HOLDINGS, INC.

And

AH MERGER SUB, INC.

A-i

(continued)

A-ii

Page

INDEX OF DEFINED TERMS

EXHIBITS

Exhibit A – Voting Agreement
Exhibit B – Form of Employment Agreement
Exhibit C – Formation Agreement
Exhibit D – Rollover Holders
Exhibit E – Sample Calculation

i

AGREEMENT AND PLAN OF MERGER (this “Agreement”) is entered into as of December 20, 2010, by and among American Surgical Holdings, Inc., a Delaware corporation (the “Company”), AH Holdings, Inc., a Delaware corporation (the “Parent”), and AH Merger Sub, Inc., a Delaware corporation, and a wholly owned subsidiary of the Parent (the “Merger Sub”).

RECITALS

WHEREAS, the Special Committee of the Board of Directors of the Company has (i) approved and declared advisable this Agreement and determined that this Agreement is in the best interests of the Company’s stockholders (other than the Rollover Holders (as hereafter defined) as to which no determination has been made), (ii) has approved and declared advisable the merger of Merger Sub with and into the Company, with the Company being the surviving corporation (the “Merger”), on the terms and subject to the conditions provided for in this Agreement and determined that the Merger is in the best interests of the Company’s stockholders (other than the Rollover Holders as to which no determination has been made), (iii) has reviewed the terms of the Merger and determined that such terms are fair and (iv) has recommended that the Board of Directors of the Company approve and declare advisable this Agreement and the Merger;

WHEREAS, Parent has acquired 1,000 shares of stock of the Merger Sub, representing 100% of the issued and outstanding shares of stock of Merger Sub, in exchange for cash as part of an overall plan that includes the merger of Merger Sub with and into the Company in consideration for cash;

WHEREAS, the Merger is one of several related transactions involving the contribution of cash or property to Parent or Merger Sub in exchange for cash and capital stock of Parent as part of an overall plan that includes the acquisition of all of the outstanding capital stock of the Company in exchange for cash and stock of Parent via a statutory merger of Merger Sub with and into the Company, with the Company as the surviving corporation and a wholly owned subsidiary of Parent as a result of the merger (collectively, the cash and Company common stock exchanged with Parent are the “Contributions,” and for federal income tax purposes, it is intended that the Contributions and the other related exchange transactions with Parent shall qualify as exchanges under the provisions of Section 351 of the Internal Revenue Code of 1986, as amended (the “Code”) and the rules and regulations promulgated thereunder;

WHEREAS, the respective Boards of Directors of the Company, the Parent and the Merger Sub have unanimously determined that the Merger, upon the terms and subject to the conditions set forth in this Agreement, would be advisable and in the best interests of their respective companies and their stockholders, and have unanimously approved this Agreement and the Merger;

WHEREAS, the Board of Directors of the Company has unanimously resolved to recommend that the Company’s stockholders adopt this Agreement and approve the Merger; and

WHEREAS, the Company, the Parent and the Merger Sub desire to make certain representations, warranties, covenants and agreements in connection with the Merger.

WHEREAS, concurrently with the execution of this Agreement, and as a condition and inducement to Parent’s and Merger Sub’s willingness to enter into this Agreement, Parent and certain beneficial owners listed on Exhibit D (the “Rollover Holders”) of Common Stock are entering into Exchange Agreements (the “Exchange Agreements”), pursuant to which the Rollover Holders are agreeing, among other things, to contribute the portion of their Common Stock set forth therein (such shares, collectively, the “Rollover Shares”) to Parent immediately prior to the Effective Time of the Merger;

WHEREAS, concurrently with the execution of this Agreement, and as a condition and inducement to Parent’s and Merger Sub’s willingness to enter into this Agreement, Parent and certain beneficial owners of

Common Stock are entering into Voting Agreements substantially in the from attached as Exhibit A (the “Voting Agreements”);

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements set forth herein, intending to be legally bound hereby, the parties hereto agree as follows:

ARTICLE I

THE MERGER; CLOSING; EFFECTIVE TIME

1.1 The Merger. Upon the terms and subject to the conditions set forth in this Agreement and in accordance with the General Corporation Law of the State of Delaware (the “DGCL”), at the Effective Time (as defined herein), the Merger Sub shall be merged with and into the Company. The Company shall be the surviving corporation in the Merger (sometimes hereinafter referred to as the “Surviving Corporation”) and shall continue to be governed by the DGCL. The Merger shall have the effects specified in the DGCL.

1.2 Closing. The closing of the Merger (the “Closing”) shall take place electronically, or, at Parent’s election, at McDermott Will & Emery, 227 West Monroe, Chicago, Illinois at 10:00 AM CDT on or before the second (2nd) Business Day after the satisfaction or waiver (in accordance with the terms of this Agreement) of the conditions to the obligations of the parties to consummate the transaction contemplated hereby set forth in Article VI (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions) or at such other place and time as the Parent and the Company may mutually agree in writing. The date on which the Closing occurs is referred to in this Agreement as the “Closing Date”.

1.3 Effective Time. At the Closing, the Company and the Merger Sub shall cause a Certificate of Merger (the “Certificate of Merger”) to be executed and filed with the Secretary of State of the State of Delaware as provided in the DGCL. The Merger shall become effective at such time as the Certificate of Merger is duly filed with the Secretary of State of the State of Delaware or at such later time as Parent and the Company shall agree and specify in the Certificate of Merger (the “Effective Time”). Without limiting the foregoing, at the Effective Time, all the property, rights, privileges, powers and franchises of the Merger Sub and the Company shall vest in the Surviving Corporation, and all debts, liabilities and duties of the Merger Sub and the Company shall become the debts, liabilities and duties of the Surviving Corporation. The Surviving Corporation may, at any time after the Effective Time, take any action in the name of and on behalf of either the Company or the Merger Sub that is reasonably necessary in order to carry out and effectuate the Merger consistent with the provisions of this Agreement.

1.4 Certificate of Incorporation. The certificate of incorporation of the Merger Sub in effect immediately prior to the Effective Time shall be the certificate of incorporation of the Surviving Corporation (the “Certificate”), until thereafter amended as provided therein and in accordance with applicable Law; provided, however, that Article FIRST of the Certificate shall be amended as of the Effective Time to change the name of the Merger Sub to “American Surgical Holdings, Inc.”

1.5 Bylaws. The bylaws of the Merger Sub in effect at the Effective Time shall be the bylaws of the Surviving Corporation (the “Bylaws”), until thereafter amended as provided therein and in accordance with applicable Law; provided, however, that the Bylaws shall be amended as of the Effective Time to change the name of the Merger Sub to “American Surgical Holdings, Inc.”

1.6 Directors and Officers. The directors and officers of the Merger Sub immediately prior to the Effective Time shall, from and after the Effective Time, be the directors and officers of the Surviving Corporation until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Certificate, the Bylaws and applicable Law.

ARTICLE II

EFFECT OF THE MERGER ON OUTSTANDING SECURITIES;

EXCHANGE OF CERTIFICATES

2.1 Effect on Outstanding Securities. At the Effective Time, as a result of the Merger and without any action on the part of the Company, the Parent, the Merger Sub or any holder of any capital stock of the Company:

(a) Merger Consideration; Option Consideration; Warrant Consideration; Additional Per Share Merger Consideration.

(i) Each share of common stock, par value $0.001 per share, of the Company (the “Common Shares”) issued and outstanding immediately prior to the Effective Time (other than (x) any Common Shares owned directly or indirectly by the Parent or the Company or any of their respective Subsidiaries, including the Rollover Shares (the “Excluded Shares”) and (y) any Dissenting Shares), shall be converted into and represent the right to receive an amount equal to $2.87 per share, in cash, subject to adjustment as provided in Section 2.3 (the “Per Share Price”) and the Additional Per Share Merger Consideration (as hereinafter defined). The Per Share Price and the Additional Per Share Merger Consideration are together referred to as the “Merger Consideration.”

(ii) Each outstanding Company Stock Option that is not exercised prior to the Effective Time will be canceled on the Effective Time in accordance with Section 2.4 in exchange for the Option Consideration (as hereafter defined), as applicable. Each outstanding Company Warrant that is not exercised prior to the Effective Time shall represent the right to receive only the Warrant Consideration (as hereafter defined) until such time as the Company Warrant expires.

(iii) Each Rollover Share will be converted into and represent the right to receive the Additional Per Share Merger Consideration, which consideration shall be paid directly to the Rollover Holders.

(b) Cancellation of Certain Common Shares and Excluded Shares. All of the Common Shares (including the Excluded Shares and the Dissenting Shares) shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and (i) the certificates (the “Certificates”) formerly representing Common Shares (other than the Excluded Shares and the Dissenting Shares) shall be converted into and represent the right to receive the Merger Consideration multiplied by the number of Common Shares formerly represented by such Certificate, in accordance with and subject to the terms and conditions of this Agreement, and (ii) no holder of an Excluded Share shall be entitled to any consideration therefore except that the certificates formerly representing the Rollover Shares will be converted into and represent the right to receive the Additional Per Share Merger Consideration multiplied by the number of Common Shares formerly represented by such certificates, in accordance with and subject to the terms and conditions of this Agreement.

(c) Appraisal Rights. Notwithstanding anything in this Agreement to the contrary, any Common Shares that are issued and outstanding immediately prior to the Effective Time that are held by a stockholder who is entitled to and who has properly demanded appraisal for such Common Shares (the “Dissenting Shares”) in accordance with Section 262 of the DGCL shall not be converted into the right to receive the Merger Consideration at the Effective Time, but shall represent and become the right to receive such consideration as may be determined to be due to such Dissenting Stockholder pursuant to the Laws of the State of Delaware, unless and until such holder fails to perfect or withdraws or otherwise loses such holder’s right to appraisal and payment under the DGCL. If such holder fails to perfect or withdraws or otherwise loses such holder’s right to appraisal, the Dissenting Shares held by such holder shall be treated as if they had been converted as of the Effective Time into a right to receive the Merger Consideration, without any interest or dividends thereon, in accordance with Section 2.1(a). The Company shall give Parent (i) prompt notice of any written demand for appraisal, any attempted withdrawal of such demand, any other instruments served pursuant to applicable Law and any other written communications that are received by the Company relating to stockholders’ rights of appraisal and (ii) the right to participate in and direct all negotiations, discussions and proceedings with respect to such demands for appraisal under the DGCL. The Company shall not, except with the prior written consent of Parent, voluntarily make any payment with respect to any demands for appraisal, offer to settle or settle any such demands, approve any withdrawal of any such demands or agree to do any of the foregoing.

(d) Merger Sub. Each share of stock of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into one share of common stock of the Surviving Corporation. Each certificate that, immediately prior to the Effective Time, represented issued and outstanding shares of Merger Sub stock shall be deemed to represent the same number of shares of Surviving Corporation common stock.

(e) Parent. Each common share of Parent issued and outstanding immediately prior to the Effective Time shall remain issued and outstanding and shall not be affected by the Merger.

2.2 Surrender and Payment.

(a) Depositary for Merger Consideration and Warrant Consideration. Prior to the Effective Time, (i) the Parent or the Merger Sub and the Company shall mutually agree upon and designate a bank or trust company (the “Depositary”) to act as agent for the holders of the Common Shares and Company Warrants in connection with the Merger to receive and distribute the Payment Fund (as defined below), for the benefit of such holders, in exchange for the certificates representing the Common Shares and the Company Warrants in accordance with the terms of this Agreement and (ii) Parent and the Company shall enter into an agreement with the Depositary providing for the matters set forth in this Section 2.2.

(1) At or prior to the Effective Time, the Merger Sub or Parent shall deposit, or cause to be deposited, with the Depositary cash in an aggregate amount equal to the sum of (x) the product of (i) the number of Common Shares issued and outstanding immediately prior to the Effective Time (other than the Excluded Shares and the Dissenting Shares) multiplied by (ii) the Per Share Price, plus (y) the Parent Warrant Consideration (the “Parent Payment Fund”), for the benefit of the holders of such Common Shares and Company Warrants.

(2) At or prior to the Effective Time, the Company shall deposit with the Depositary cash in an aggregate amount equal to the sum of (x) the product of (i) the number of Common Shares issued and outstanding immediately prior to the Effective Time (other than the Dissenting Shares) multiplied by (ii) the Additional Cash Per Share Merger Consideration, plus (y) the Company Warrant Cash Consideration (the “Company Payment Fund” and collectively with the Parent Payment Fund, the “Payment Fund”).

In the event the amount of the Parent Payment Fund deposited with the Depositary shall be insufficient to make the payments contemplated by Sections 2.1(a), Parent and/or Merger Sub shall promptly deposit, or cause to be deposited, additional funds with the Depositary in an amount that is equal to the amount of such deficiency required to make such payment. In the event the amount of the Company Payment Fund deposited with the Depositary shall be insufficient to make the cash payments contemplated by Sections 2.5 (other than amounts payable with respect to Company Stock Options), the Company shall promptly deposit, or cause to be deposited, additional funds with the Depositary in an amount that is equal to the amount of such deficiency required to make such cash payment. The Depositary shall cause the Payment Fund to be (i) held for the benefit of the holders of the Company’s Common Shares and Company Warrants, and (ii) applied promptly to making the payments pursuant to Sections 2.1(a) and 2.5 (except with respect to Company Stock Options). The Payment Fund shall not be used for any purpose that is not provided for herein.

(b) Option Consideration. At the Effective Time, the Parent shall deposit, or cause to be deposited, with the Surviving Corporation cash in an aggregate amount equal to the Parent Option Consideration (as hereafter defined) for the benefit of the holders of the Company Stock Options.

(c) Exchange Procedures. As soon as reasonably practicable after the Effective Time, and in no event later than five (5) Business Days after the Effective Time, the Parent or the Surviving Corporation shall cause the Depositary to mail to each holder of record of outstanding Common Shares immediately prior to the Effective Time (other than the Excluded Shares and the Dissenting Shares) and each holder of record of a Company Warrant immediately prior to the Effective Time (i) a letter of transmittal (which shall specify that delivery shall be effected and risk of loss and title to the Certificates and Company Warrants shall pass only upon delivery of the Certificates or the Company Warrants to the Depositary) and (ii) instructions for use in effecting the surrender of the Certificates or exercise of the Company Warrants in exchange for the Merger Consideration and Warrant Consideration, as applicable. Upon surrender of a Certificate for cancellation or Company Warrant for exercise (accompanied by an executed notice of exercise) to the Depositary, together with a letter of transmittal, duly completed and executed, and such other documents as may reasonably be required by the Depositary, the Depositary shall pay the holder of such Certificate the cash portion of the Merger Consideration in respect of such Certificate and shall pay the holder of each Company Warrant the cash portion of the Warrant Consideration in respect of the exercise of such Company Warrants, in each case less any required withholding taxes, and the Certificate and/or Company Warrants so surrendered or exercised shall forthwith be canceled. If any portion of the cash portion of the Merger Consideration or Warrant Consideration is to be paid to a person other than the registered holder of the Common Shares represented by the Certificate or Certificates surrendered in exchange therefor or the holder of the Company Warrants surrendered in exchange therefor, it shall be a condition to such payment that the Certificate or Certificates or Company Warrants so surrendered shall be properly endorsed or otherwise be in proper form for transfer and that the person requesting such payment shall pay to the Depositary any transfer or other taxes required as a result of such payment to a person other than the registered holder of such Common Shares or Company Warrants or establish to the satisfaction of the Depositary that such tax has been paid or is not payable. Until surrendered as contemplated by this Section 2.2(c), each Certificate (other than Certificates representing Excluded Shares or Dissenting Shares) and each Company Warrant shall be deemed at any time after the Effective Time to represent only the right to receive the Merger Consideration or Warrant Consideration, as applicable, upon such surrender or exercise. Upon receiving written notice from the Parent that the Effective Time shall have occurred and that a Rollover Holder has delivered certificates representing Rollover Shares to Parent in accordance with the Exchange Agreement the Depository shall deliver to such Rollover Holder the Additional Cash Per Share Merger Consideration, less any required withholding taxes, payable to such Rollover Holder with respect to such Rollover Shares. No interest or dividends shall accrue or be payable to any holder of Common Shares, Company Warrants or Company Stock Options on any consideration payable hereunder.

(d) No Further Ownership Rights in Common Shares or Warrants. All Merger Consideration paid upon the surrender of Certificates (or affidavits of loss in lieu thereof) in accordance with the terms of this Article II shall be deemed to have been paid in full satisfaction of all rights pertaining to the Common Shares previously represented by such Certificates (or affidavits of loss in lieu thereof). The Warrant Consideration paid upon exercise of the Company Warrants (or affidavits of loss in lieu thereof) in accordance with the terms of this Article II shall be deemed to have been paid in full satisfaction of all rights pertaining to the Company Warrants. If, after the Effective Time, Company Warrants (together with an executed notice of exercise) or Certificates (or affidavits of loss thereof) are presented to the Surviving Corporation or the Depositary for any reason, they shall be canceled and exchanged as provided in this Article II, except as otherwise provided by Law.

(e) Unclaimed Funds. Any portion of the Payment Fund made available to the Depositary that remains unclaimed by holders of the Certificates or the Company Warrants for nineteen (19) months after the Effective Time shall be delivered to the Surviving Corporation, and any holders of Certificates or Company Warrants who have not previously complied with this Article II shall thereafter look only to the Surviving Corporation (subject to abandoned property, escheat or similar laws) for payment of their claim for the Merger Consideration or

Warrant Consideration, as applicable, without any interest thereon. Any such amounts remaining unclaimed by such holders at such time at which such amounts would otherwise escheat to or become property of any governmental authority shall become, to the extent permitted by applicable Law, the property of the Surviving Corporation, subject to any and all claims or interest of any Person previously entitled thereto.

(f) No Liability. None of the Parent, the Surviving Corporation, the Company or the Depositary shall be liable to any person in respect of any portion of the Payment Fund delivered to a public official pursuant to any applicable abandoned property, escheat or similar Law.

(g) Investment of Funds. The Payment Fund shall be invested by the Depositary in accordance with the instructions of the Parent or the Surviving Corporation but only in obligations issued or guaranteed by the United Stated government (or agencies thereof) maturing in thirty (30) days or less and certificates of deposit or repurchase agreements maturing in thirty (30) days or less of domestic United States banks having capital and surplus of $250,000,000 or more and having a rating of A or better from Moody’s Investors Services, Inc. and A or better from Standard & and Poor’s Corporation. The Payment Fund shall not be invested or reinvested, directly or indirectly, by the Depositary in any other manner. All earnings on the Payment Fund shall be paid to the Surviving Corporation.

(h) Lost Certificates. In the event that any Certificate, Company Option or Company Warrant shall have been lost, stolen or destroyed, upon the making of an affidavit (in form and substance satisfactory to the Depositary and the Surviving Corporation) of that fact by the person claiming such Certificate, Company Option or Company Warrant to be lost, stolen or destroyed and, if required by the Depositary or the Surviving Corporation, the posting of a bond or the granting of an indemnity reasonably satisfactory to the Depositary and the Surviving Corporation against any claim that may be made against either of them with respect to such Certificate, Company Option or Company Warrant, the Depositary or the Company, as the case may be, will issue, in exchange for such lost, stolen or destroyed Certificate, Company Option or Company Warrant, the portion of the Payment Fund with respect to such Certificate or Company Warrant, or the Option Consideration with respect to such Company Option, to which such person is entitled pursuant hereto.

(i) Transfer Books. At the close of business on the day on which the Effective Time occurs, the stock and warrant transfer books of the Company shall be closed and thereafter there shall be no further registration of transfers of shares of Common Stock or Company Warrants on the records of the Surviving Corporation.

2.3 Adjustment of Per Share Price. In the event that subsequent to the date of this Agreement but prior to the Effective Time any one or more of the following shall occur, the Per Share Price shall be adjusted.

(a) If less than all of the Company Stock Options and Company Warrants (other than the Designated Warrants) shall have been exercised as of the Effective Time, the Per Share Price shall increase by an amount equal to: (i) the aggregate exercise price of all unexercised Company Stock Options and Company Warrants (other than the Designated Warrants) divided by (ii) the number of outstanding Common Shares plus the number of Common Shares underlying the unexercised Company Stock Options and Company Warrants, in each case outstanding as of the Effective Time.

(b) If some or all of the Company Warrants (other than the Designated Warrants) are exercised on a cashless basis in accordance with their respective terms, the Per Share Price shall increase by an amount equal to: (i) the difference between (A) $42,848,042 and (B) $2.87 multiplied by the number of outstanding Common Shares plus the number of Common Shares underlying the unexercised Company Stock Options and Company Warrants, in each case outstanding as of the Effective Time divided by (ii) the number of outstanding Common Shares plus the number of Common Shares underlying the unexercised Company Stock Options and Company Warrants, in each case outstanding as of the Effective Time.

Provided, however, that any adjustments to the Per Share Price required pursuant to clauses (a) and (b) shall be aggregated and then such aggregated amount shall be rounded down to the nearest whole cent ($0.01) before adding such amount to the $2.87 per share amount contemplated by Section 2.1(a).

(c) In the event the outstanding Common Shares shall have been changed into a different number of shares or a different class as a result of a stock split, reverse stock split, stock dividend, subdivision, reclassification, split, combination, exchange, recapitalization or other similar transaction, the Per Share Price shall be appropriately adjusted.

2.4 Stock Options and Warrants.

(a) At the Effective Time, each Company Stock Option outstanding (whether or not vested or exercisable) that has a per share exercise price less than the Per Share Price (each a “Cash Pay Option”) shall be canceled and converted into the right to receive (i) a cash payment equal to (A) the excess, if any, of (1) the Per Share Price over (2) the exercise price per Common Share subject to such Company Stock Option, multiplied by (B) the number of Common Shares for which such Company Stock Option shall not theretofore have been exercised (the “Parent Option Consideration”) plus (ii) (A) the Additional Per Share Merger Consideration multiplied by (B) the number of Cashless Exercise Option Shares represented by such Company Stock Option (the “Company Option Consideration” and collectively with the Parent Option Consideration, the “Option Consideration”). Each Cash Pay Option when so converted shall cease to be outstanding and each holder of a Cash Pay Option shall cease to have any rights with respect to such Cash Pay Options. Commencing at the Effective Time and continuing until the Company Warrants expire, each Company Warrant outstanding shall only represent the right to receive (i) a cash payment equal to (A) the excess, if any, of (1) the Per Share Price over (2) the exercise price per Common Share subject to such Company Warrant, multiplied by (B) the number of Common Shares for which such Company Warrant shall not theretofore have been exercised (the “Parent Warrant Consideration”) plus (ii) (A) the Additional Per Share Merger Consideration multiplied by (B) the number of Common Shares for which such Company Warrant shall not theretofore have been exercised (the “Company Warrant Consideration” and collectively with the Parent Warrant Consideration, the “Warrant Consideration”). For each Company Warrant (other than the Designated Warrants) that has not been exercised as of the Effective Date, an amount equal to the Additional Cash Per Share Merger Consideration multiplied by the number of Commons Shares for which such Company Warrant shall not theretofore have been exercised, is referred to as the “Company Warrant Cash Consideration”. Upon surrender to the Surviving Corporation of the original Company Stock Option agreement and an executed copy of the exercise notice in the form attached to the Company Stock Option (collectively, the “Option Documentation”), the Parent hereby agrees to cause the Surviving Corporation to promptly deliver (but in all cases not later than the fifth business day after the later of the Closing Date and the date of receipt of the Option Documentation) to the registered holder of such Company Stock Options (as indicated in the records of the Company), the cash portion of the Option Consideration less any required withholding taxes. At the Effective Time each Company Stock Option outstanding as of the Effective Time shall be canceled and each holder of a certificate representing such canceled Company Stock Option shall cease to have any rights with respect to such Company Stock Option and shall not be entitled to receive any payment with respect thereto other than the Option Consideration.

(b) The Board of Directors of the Company (or, if appropriate, any committee administering the Stock Plans) shall adopt such resolutions and the Company and the Board of Directors shall take all other actions as are required to (i) give effect to the transactions contemplated by this Section 2.4 and (ii) cause the Stock Plans and each Company Stock Option to be terminated as of the Effective Time and cause any provision in any other agreement, arrangement or benefit plan providing for the issuance, transfer or grant of any capital stock of the Company or any interest in respect of any capital stock of the Company to be deleted as of the Effective Time and (iii) ensure that no person has any rights under any Stock Plan and Company Stock Option, or such other agreement, arrangement or benefit plan to acquire any capital stock of the Surviving Corporation or the Parent (other than rights under the Exchange Agreements by and between the Parent and the Rollover Holders) and that the Parent and the Surviving Corporation will not have any further obligation or liability under any of the foregoing Stock Plans and Company Stock Options and the Company Warrants or other such agreements, except as specifically contemplated by this Section 2.4.

(c) For purposes of this Agreement (i) the term “Stock Plan” means any stock option, restricted stock or equity incentive plan, program or arrangement including, but not limited to the Company’s Equity Incentive Plan, (ii) the term “Company Stock Option” means each outstanding unexercised option or other right to purchase shares of Common Stock, whether or not then vested or fully exercisable, granted to any person by the Company, whether under any Stock Plan or otherwise, and (iii) the term “Company Warrant” means each outstanding warrant to purchase capital stock of the Company.

2.5 Additional Merger Consideration. The term “Additional Per Share Merger Consideration” shall mean: (a) a cash amount equal to (i) the Final Dividend (as defined in Section 5.1), if any, payable by the Company in accordance with Section 5.1 below divided by (ii) the sum of the number of outstanding Common Shares plus the number of Common Shares that would be issuable upon exercise of the unexercised Company Stock Options if they were exercised on a cashless basis in accordance with the terms of the Company Stock Options, assuming the Per Share Price shall be the “fair market value” of the Common Shares for purposes of such calculation (the “Cashless Exercise Option Shares”) plus the number of Common Shares issuable upon exercise of the unexercised Company Warrants, in each case outstanding as of the Effective Time (the “Additional Cash Per Share Merger Consideration”) plus (b) an ownership interest in CMC equal to (i) 100% of the membership interest in CMC divided by (ii) the sum of the number of outstanding Common Shares plus the Cashless Exercise Option Shares plus the number of Common Shares issuable upon exercise of the unexercised Company Warrants, in each case outstanding as of the Effective Time, which interest shall be represented by the Operating Agreement of CMC and this Agreement (the “Additional Equity Per Share Merger Consideration”). The Additional Per Share Merger Consideration shall be payable by the Company and all Additional Cash Per Share Merger Consideration payable with respect to the Common Shares (other than Dissenting Shares) and Company Warrants (other than the Designated Warrants) shall be deposited by the Company with the Depositary in accordance with Section 2.2(a). The Additional Cash Per Share Merger Consideration payable to the holders of the Company Stock Options shall remain with the Surviving Company following the Effective Time and shall be payable by the Surviving Corporation in accordance with Section 2.2(b). Claims Management Co shall be responsible for calculating the amount of the Additional Equity Per Share Merger Consideration to be issued promptly following Closing to holders of Common Shares (other than Dissenting Shares), Company Stock Options and Company Warrants and shall provide such information to the Parent or the Surviving Corporation for inclusion in the letter of transmittal provided for in Section 2.2(c). CMC shall issue to the Surviving Company promptly following the Closing a percentage membership interest in CMC equal to (x) the Additional Equity Per Share Merger Consideration multiplied by (y) the sum of the number of Dissenting Shares plus the number of Common Shares underlying any unexercised Company Warrants as of the Effective Date.

2.6 Withholding Rights. Parent, the Surviving Corporation and the Depositary shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement to any former holder of Common Shares, Company Warrants or Company Stock Options, such amounts as Parent, the Surviving Corporation or the Depositary is required to deduct and withhold with respect to the making of such payment under the Code or any provision of state, local or foreign Tax law. To the extent that amounts are so withheld by Parent, the Surviving Corporation or the Depositary, such withheld amounts shall be paid over to the appropriate taxing authority and shall be treated for all purposes of this Agreement as having been paid to the applicable former holder of Common Shares, Company Warrants or Company Stock Options.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except as disclosed (i) in the Company’s Form 10-K filed with the SEC for the fiscal year ended December 31, 2009 (excluding the exhibits and schedules thereto, any disclosures set forth exclusively in any risk factor section thereof or in any forward-looking statements contained therein) (the “2009 Form 10-K”) or (ii) in the relevant section of the disclosure schedule delivered by the Company to Parent and Merger Sub immediately prior to the execution of this Agreement (the “Company Disclosure Schedule”); provided, however, that any information set forth in one section of the Company Disclosure Schedule will be deemed to apply to other sections of this Agreement and the Company Disclosure Schedule to the extent such disclosure is made in a way as to make its relevance to such other section readily apparent from the face of such disclosure, the Company represents and warrants to Parent and Merger Sub as follows:

3.1 Qualification, Organization, Subsidiaries, etc.

(a) Each of the Company and its Subsidiaries is a legal entity duly organized, validly existing and, in good standing under the Laws of its respective jurisdiction of organization and has all requisite corporate or similar power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted and is qualified to do business and is in good standing as a foreign entity in each jurisdiction where the ownership, leasing or operation of its assets or properties or conduct of its business requires such qualification, except where the failure to be so organized, validly existing, qualified or in good standing, or to have such power or authority, would not reasonably be expected to have a Company Material Adverse Effect. As used in this Agreement, “Company Material Adverse Effect” means any fact, circumstance, event, change, effect, development or occurrence that, either individually or in the aggregate is or could reasonably be expected to be, materially adverse to the business, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole, but shall not include the effect of any facts, circumstances, events, changes, effects, developments or occurrences (A) generally affecting the economy or the financial or securities markets or generally affecting the healthcare industry, including general changes to Laws across the industry (but only to the extent such fact, circumstance, event, change, effect, development or occurrence in each case does not materially and disproportionately adversely affect the Company and its Subsidiaries, taken as a whole); or (B) resulting from (I) any acts of terrorism or war (whether or not declared) or any escalation or worsening thereof (other than to the extent any of the foregoing materially impacts the surgical assistant employees’ ability to perform their job duties for, the Company or any of its Subsidiaries); (II) the announcement of this Agreement or the transactions contemplated hereby; (III) changes in accounting principles generally accepted in the United States (“GAAP”) or accounting standards; (IV) change, in and of itself, in the market price or trading volume of the Common Shares (it being understood that the facts, circumstances, events, changes, effects, developments or occurrences giving rise or contributing to any such changes may be taken into account in determining whether there has been, or would reasonably be expected to be, a Company Material Adverse Effect); (V) any matter of which Parent or Merger Sub has Knowledge on the date hereof; or (VI) the failure, in and of itself, by the Company to meet any expected or projected financial or operating performance target, whether internal or published for any period ending on or after the date of this Agreement (it being understood that the facts, circumstances, events, changes, effects, developments or occurrences giving rise or contributing to such failure may be taken into account in determining whether there has been, or would reasonably be expected to be, a Company Material Adverse Effect). Notwithstanding the generality of the foregoing, each of the following shall constitute a “Company Material Adverse Effect”: (I) the resignation, firing or other termination of the employment of either of the Key Employees, (II) the failure of the Company’s EBITDA for the twelve (12) month period ending on the last day of the last full month prior to Closing to exceed $7.1 million; or (III) any fact, circumstance, change, effect, event or occurrence, excluding a Force Majeure Event, that, individually or in the aggregate, has had, or would reasonably be expected to have or result in a reduction in the aggregate annualized EBITDA of the Company and its Subsidiaries, taken as a whole, in excess of $2.0 million during the twelve month period following the Closing. The Company has made available to Merger Sub prior to the date of this Agreement a true and complete copy of the Company’s Amended Certificate of Incorporation and Amended Bylaws, each as amended through the date of this Agreement (such certificate of incorporation, the “Company Certificate” and such bylaws, the “Company Bylaws”) and true and complete copies of the organizational or governing documents of each Subsidiary of the Company. The Company is not in violation of any of the provisions of the Company Certificate or the Company Bylaws, and no Subsidiary of the Company is in violation of any of the provisions of its organizational or governing documents.

(b) Section 3.1(b) of the Company Disclosure Schedule sets forth the name and jurisdiction of incorporation or organization of each Subsidiary of the Company and the name of each of its shareholder(s) or owner(s) and the capital stock or other equity interests of such Subsidiary held by each such person. Other than with respect to the Subsidiaries of the Company set forth in Section 3.1(b) of the Company Disclosure Schedule, the Company does not own, directly or indirectly, any capital stock or other equity securities of any person or have any direct or indirect equity or ownership interest in any person or business.

3.2 Capital Stock.

(a) The authorized capital stock of the Company consists of 100,000,000 Common Shares and 10,000,000 preferred shares, $0.001 par value (“Company Preferred Shares”). As of December 8, 2010, (i) 12,821,928 Common Shares were issued and outstanding, (ii) no Common Shares were held in treasury, (iii) 3,000,000 Common Shares were reserved for issuance under the equity incentive plan of the Company (the “Company Share Plans”), (iv) there were Options to purchase 1,786,112 Common Shares outstanding and Warrants to purchase 315,215 Common Shares outstanding, and (v) no Company Preferred Shares were issued or outstanding. All outstanding Common Shares, and all Common Shares reserved for issuance as noted in clauses (iii) and (iv), when issued in accordance with the respective terms thereof, are or will be duly authorized, validly issued, fully paid and non-assessable and free of pre-emptive or similar rights and issued in compliance in all material respects with all applicable securities Laws. All Company Stock Options and Company Warrants are evidenced by stock option or warrant agreements, true and correct copies of each outstanding Company Stock Option and Company Warrant have been delivered to Merger Sub and a true and correct copy of the form of Warrant has been delivered to Merger Sub. All outstanding Company Warrants are in the same form as the form of Warrant that has been delivered to Merger Sub. Section 3.2(a) of the Company Disclosure Schedule sets forth a true, complete and correct list of all persons who hold outstanding Company Stock Options or Company Warrants indicating, with respect to each Company Stock Option and Company Warrant, the number of shares of Common Shares subject to such Company Stock Option or Company Warrant, and the exercise price, date of grant, vesting schedule and expiration date thereof. There are no Company Stock Options intended to qualify as an “incentive stock option” under Section 422 of the Code.

(b) At Closing, the Company will not have any shares of capital stock issued or outstanding other than the 12,821,928 Common Shares referred to in Section 3.2(a) above or that have become outstanding after December 8, 2010 upon exercise of Company Stock Options or Company Warrants set forth in Section 3.2(a) of the Disclosure Schedule above. Except as set forth in Section 3.2(b) of the Company Disclosure Schedule, there are no outstanding subscriptions, options, warrants, calls, convertible securities or other rights, agreements or commitments relating to the issuance of capital stock or other equity interests to which the Company or any of its Subsidiaries is a party obligating the Company or any of its Subsidiaries to (A) issue, transfer or sell any shares of capital stock or other equity interests of the Company or any of its Subsidiaries or securities convertible into or exchangeable for such shares or equity interests, (B) grant, extend or enter into any such subscription, option, warrant, call, convertible securities or other similar right, agreement or arrangement, (C) redeem or otherwise acquire, or vote or dispose of, any such shares of capital stock or other equity interests, or (D) provide any funds to, or make any investment (in the form of a loan, capital contribution or otherwise) in, any person. There are no outstanding or authorized stock appreciation, phantom stock, profit participation or other similar rights with respect to the Company or any of its Subsidiaries.

(c) Neither the Company nor any of its Subsidiaries has outstanding bonds, debentures, notes or other obligations, the holders of which have the right to vote (or which are convertible into or exercisable for securities having the right to vote) with the shareholders of the Company on any matter.

(d) There are no shareholder agreements, voting trusts or other agreements or understandings to which the Company or any of its Subsidiaries or to the Knowledge of the Company any other Person is a party with respect to the voting, transfer or registration of the capital stock or other equity interests of the Company or any of its Subsidiaries or granting any Person the right to elect, designate or nominate a director to the Board.

(e) All outstanding shares of capital stock of, or other equity interests in, each Subsidiary of the Company are duly authorized, validly issued, fully paid and nonassessable and free of pre-emptive or similar rights. All the outstanding shares of capital stock of, or other equity interests in, each Subsidiary of the Company are owned by the Company or a wholly-owned Subsidiary of the Company free and clear of all liens, claims, mortgages, encumbrances, pledges, security interests, equities or charges of any kind or nature whatsoever (each, a “Lien”).

3.3 Corporate Authority Relative to this Agreement; No Violation.

(a) The Company has the requisite corporate power and authority to enter into this Agreement and, subject to receipt of the Company Shareholder Approval, to consummate the Transactions. The execution and delivery of this Agreement and the consummation of the Transactions have been duly and validly authorized by the Board of Directors acting upon a receipt of a recommendation by the Special Committee and, except for (i) the Company Shareholder Approval and (ii) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware, no other corporate proceedings on the part of the Company are necessary to authorize this Agreement or the consummation of the Transactions. As of the date of this Agreement, the Board of Directors, acting upon a receipt of a recommendation by the Special Committee, has unanimously (w) approved this Agreement and the Merger and the other Transactions in accordance with the DGCL; (x) determined that this Agreement and the Transactions are fair to, and in the best interests of, the Company and its stockholders (other than the Rollover Holders as to which no determination has been made) and approved and declared advisable this Agreement and the Transactions; (y) agreed to propose this Agreement and the Transactions for approval and adoption by the Company’s stockholders and (z) recommended that the Company’s stockholders approve and adopt this Agreement and the Transactions (the “Company Board Recommendation”), and such resolutions pursuant to which such actions were taken have not been rescinded or modified. This Agreement has been duly and validly executed and delivered by the Company and, assuming this Agreement constitutes the valid and binding agreement of Parent and Merger Sub, constitutes the legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms subject to (i) applicable bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or similar Laws from time to time in effect affecting creditors’ rights generally, and (ii) general principles of equity, whether such principles are considered in a proceeding at Law or in equity.

(b) The Special Committee of the Board of Directors of the Company, at a meeting duly called and held, has unanimously (i) determined that this Agreement and the Transactions, including the Merger, are fair to and in the best interests of the stockholders of the Company (other than the Rollover Holders as to which no determination has been made), (ii) approved and declared advisable this Agreement and the Transactions, including the Merger, and (iii) recommended that the Company’s Board of Directors approve and declare advisable this Agreement and the Transactions, including the Merger.

(c) Other than (i) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware pursuant to the DGCL, (ii) the filing with the SEC of the Proxy Statement and such other filings, if any, required under and in compliance with other applicable requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and (iii) other approvals set forth on Section 3.3(c) of the Company Disclosure Schedule (collectively, the “Company Approvals”), no material authorization, consent, permit, action or approval of, or material filing with, or material notification to, any United States federal, state or local or foreign governmental or regulatory agency, commission, court, body, entity or authority or arbitral tribunal (each, a “Governmental Entity”) is necessary, under applicable Law, for the consummation by the Company of the Transactions.

(d) The execution and delivery by the Company of this Agreement does not, and, except as described in Section 3.3(c)or in Section 3.3(d)of the Company Disclosure Schedule, the consummation of the Transactions and compliance with the provisions of this Agreement by the Company will not (i) result in any violation of, or default (with or without notice or lapse of time, or both) under, or impair the Company’s or any of its

Subsidiaries’ rights or alter the rights or obligations of any third party under, or give rise to a right of termination, amendment, cancellation or acceleration of, or result in the creation of a Lien (other than a Permitted Lien) on any of the properties or assets of the Company or any of its Subsidiaries under, or require any notice or payment under, any of the terms, conditions or provisions of any material note, bond, mortgage, indenture, lease, license, contract, agreement, arrangement or understanding or other instrument or obligation to which the Company or any of its Subsidiaries is a party or by which any of them or any of their respective properties or assets may be bound (the “Company Agreements”), (ii) conflict with or result in any violation of any material provision of the Company Certificate, the Company Bylaws or the organizational or governing documents of any Subsidiary of the Company or (iii) conflict with or violate in any material respect any applicable Laws.

3.4 Reports and Financial Statements.

(a) The Company has filed or furnished all forms, documents, statements, reports, exhibits and other documents required to be filed or furnished by it with the Securities and Exchange Commission (the “SEC”) since December 31, 2009 (including documents filed on a voluntary basis on Form 8-K and in each case including all exhibits and schedules thereto and documents incorporated by reference therein, the “Company SEC Documents”). As of their respective dates, or, if amended, as of the date of the last such amendment, (i) the Company SEC Documents complied in all material respects with the requirements of the Securities Act of 1933, as amended, the Exchange Act and the Sarbanes-Oxley Act, as the case may be, and the applicable rules and regulations promulgated thereunder, and (ii) none of the Company SEC Documents contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. None of the Company SEC Documents (as revised, amended, supplemented or superseded by a later-filed Company SEC Document) contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. There are no amendments or modifications to any Company SEC Documents that are required to be filed with or furnished to the SEC that have not yet been so filed or furnished. The Company has made available to Parent true, correct and complete copies of all comment letters, written inquiries and enforcement correspondence between the Company (and its Subsidiaries) and the SEC occurring since January 1, 2007, and will, as promptly as practicable, make available to Parent any such correspondence sent or received after the date hereof. None of the Company SEC Documents is subject to any ongoing SEC review or outstanding SEC comment. None of the Excluded Assets are included as assets on the balance sheets included in the 2009 Form 10-K.

(b) The consolidated financial statements (including all related notes and schedules) of the Company included in the Company SEC Documents fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries, as at the respective dates thereof, and the consolidated results of their operations and their consolidated cash flows for the respective periods then ended (subject, in the case of the unaudited statements, to normal year-end audit adjustments and to any other adjustments described therein, including the notes thereto) in conformity with GAAP (except, in the case of the unaudited statements, as permitted by the SEC) applied on a consistent basis during the periods involved (except as may be indicated therein or in the notes thereto).

3.5 Internal Controls and Procedures.

(a) The Company has established and maintains disclosure controls and procedures and internal control over financial reporting (as such terms are defined in paragraphs (e) and (f), respectively, of Rule 13a-15 under the Exchange Act) as required by Rule 13a-15 under the Exchange Act. The Company’s disclosure controls and procedures are reasonably designed to ensure that all material information required to be disclosed by the Company in the reports that it files or furnishes under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC, and that all such material information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure and to make the certifications required pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”). The Company has disclosed, based on its most recent evaluation prior to the date of this Agreement, to the Company’s auditors and the audit committee of the Board of Directors and Merger Sub (A) any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect in any material respect the Company’s ability to record, process, summarize and report financial information and (B) any fraud, whether or not material, that involves executive officers or employees who have a significant role in the Company’s internal control over financial reporting. Since January 1, 2009, the Company has not identified any material weaknesses in the design or operation of internal control over financial reporting. There are no outstanding loans made by the Company or any of its Subsidiaries to any executive officer (as defined in Rule 3b-7 under the Exchange Act) or director of the Company.

(b) Since January 1, 2009, neither the Company nor any of its Subsidiaries nor any of their respective directors or officers, has received or otherwise had or obtained knowledge of any complaint, allegation, assertion or claim, whether written or oral, regarding any improper accounting or auditing practices, procedures, methodologies or methods of the Company or any of its Subsidiaries or their respective internal accounting controls, including any complaint, allegation, assertion or claim that the Company or any of its Subsidiaries has engaged in questionable accounting or auditing practices. Since January 1, 2008, no attorney representing the Company or any of its Subsidiaries, whether or not employed by the Company or any of its Subsidiaries, has reported evidence of a material violation of securities Laws, breach of fiduciary duty or similar violation by the Company or any of its officers, directors, employees or agents to the Board of Directors of the Company or any committee thereof or to any director or officer of the Company.

3.6 No Undisclosed Liabilities. Except (a) as reflected or reserved against in the Company’s consolidated balance sheets (or the notes thereto) included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, (b) for liabilities and obligations incurred in the ordinary course of business consistent with past practice since December 31, 2009, (c) for contractual liabilities and obligations with respect to executory contracts not required to be disclosed in financial statements prepared in accordance with GAAP, (d) as set forth in Section 3.6 of the Company Disclosure Schedule or (e) as expressly contemplated by this Agreement, neither the Company nor any Subsidiary of the Company has any material debt, liabilities or obligations of any nature, whether or not accrued, contingent or otherwise, whether known or unknown and whether due or to become due.

3.7 Compliance with Law; Permits.

(a) Except as set forth in Section 3.7(a) of the Company Disclosure Schedule, (i) the Company and each of its Subsidiaries are, and since December 31, 2007 have been, in compliance with all applicable federal, state, local or foreign laws, statutes, ordinances, rules, regulations, judgments, orders, injunctions, decrees or requirements of any Governmental Entity (collectively, “Laws” and each, a “Law”) and (ii) since December 31, 2007, no written notice, charge, claim, action or assertion has been received by the Company or any of its Subsidiaries or has been filed, commenced or, to the knowledge of the Company, threatened in writing against the Company or any of its Subsidiaries alleging any material violation of any applicable Law.

(b) The Company and its Subsidiaries are in possession of all material franchises, grants, authorizations, licenses, permits, easements, variances, clearances, exceptions, consents, certificates, approvals and orders of any Governmental Entity or other Person necessary for the Company and its Subsidiaries to own, lease and operate their respective properties and assets and to carry on their respective businesses as they are now being conducted (the “Company Permits”). All Company Permits (including, without limitation, its certification from The Joint Commission) are in full force and effect and no suspension or cancellation of any of the Company Permits is pending or, to the knowledge of the Company, threatened, and the Company and its Subsidiaries are not in material default or violation of the terms of the Company Permits. The Company has not received any written notice in the past three (3) years to the effect that the Company or any of its Subsidiaries is not in compliance, in all material respects, with the terms of Company Permits.

(c) The Company and its Subsidiaries have not engaged and do not currently employ or otherwise contract with any individual (“Professional”) to practice a profession or engage in an activity that requires a license, certificate, credential, registration or other approval of a Governmental Entity, Carrier Program or customer’s Medical Staff (“Professional License”) who lacks such Professional License. The Company has not received any written notice in the past (3) years to the effect that any employed or contracted Professional is not in compliance with the terms and conditions of his or her Professional License, or is subject to or threatened with the revocation, limitation or suspension of his or her Professional License or professional liability insurance coverage.

(d) The Company and its Subsidiaries are (and since January 1, 2007 have been) in compliance in all material respects with the Federal Health Care Program anti-kickback statute (42 U.S.C. 1320a-7b(b)) and all other state and federal Laws regulating any compensation arrangements, ownership interests or other financial relationships between a referral source and a referral recipient applicable to them, any of their properties or other assets or any of their businesses (collectively, the “Fraud and Abuse Laws”). To the knowledge of the Company no officer, employee or agent of the Company or any of its Subsidiaries, nor any other person or entity acting on behalf of the Company or any of its Subsidiaries, acting alone or together, has offered or given, directly or indirectly, any economic benefit, including, without limitation, payments, material rebates, other discounts, commission or promotional allowances, to a hospital, surgeon or other referral source which violates any Fraud and Abuse Law.

(e) Except as disclosed in Section 3.7(e) of the Company Disclosure Schedule, the Company and its Subsidiaries do not participate in the Medicare program, state Medicaid programs and such other similar federal, state or local governmental programs (“Governmental Programs”). On the date hereof the Company has delivered to Parent a complete list of all private health benefit plans and programs which have paid claims submitted by the Company or its Subsidiaries since January 1, 2010 (each a “Carrier Program”). The Company’s and its Subsidiaries’ surgical assistants are properly credentialed to work as surgical assistants in the Company’s and its Subsidiaries’ hospital customers. Except as disclosed in Section 3.7(e) of the Company Disclosure Schedule, neither the Company nor any of its Subsidiaries has been notified in writing that it has any liability (nor, to the knowledge of the Company, is there any such liability) under any Government Programs or under any Carrier Programs for any refund, overpayment, discount or adjustment that has not been properly accounted for under the Company’s normal and historical accounting practices. The Company and each of its Subsidiaries have paid or caused to be paid all undisputed refunds, or overpayments to Government Programs and Carrier Programs.

(f) Since January 1, 2009, the Company and each Subsidiary have, in all material respects, filed all claims, billings and reports required to be filed by them prior to the date hereof in order to receive reimbursement for items and services rendered to patients from the Carrier Programs. Such claims and reports are complete and accurate in all material respects and have been prepared in compliance with all applicable Laws governing reimbursement and payment of claims. To the knowledge of the Company, except as disclosed on Section 3.7(f) of the Company Disclosure Schedule, there are no other claims, billing and reports required to be filed by the Company or any of its Subsidiaries as a condition precedent to reimbursement under the Carrier Programs for services rendered, except for claims or billings not yet due.

3.8 Environmental Laws and Regulations.

(a) Since December 31, 2007, the Company and its Subsidiaries have conducted their respective businesses in material compliance with all applicable Environmental Laws, and to the knowledge of the Company, none of the properties owned, leased or operated by the Company or any of its Subsidiaries contains any Hazardous Substance in amounts exceeding the levels permitted by applicable Environmental Laws as a result of any activity of the Company or any of its Subsidiaries. Since December 31, 2007, neither the Company nor any of its Subsidiaries has received any written notices, demand letters or requests for information from any federal, state, local or foreign Governmental Entity indicating that the Company or any of its Subsidiaries may be in violation of, or liable under, any Environmental Law in connection with the ownership or operation of its businesses. Since December 31, 2007, no Hazardous Substance has been disposed of, released or transported in violation of any applicable Environmental Law, or in a manner which is reasonably likely to give rise to any material liability under Environmental Law, from any properties owned, leased or operated by the Company or any of its Subsidiaries as a result of any activity of the Company or any of its Subsidiaries during the time such properties were owned, leased or operated by the Company or any of its Subsidiaries. To the knowledge of the Company, neither the Company, its Subsidiaries nor any of their respective properties are subject to any liabilities relating to any suit, settlement, court order, administrative order, judgment or written claim that has been asserted or arising under any Environmental Law.

(b) As used herein, “Environmental Law” means any Law relating to the protection, preservation or restoration of the environment (including air, water vapor, surface water, groundwater, drinking water supply, surface land, subsurface land, plant and animal life or any other natural resource).

(c) As used herein, “Hazardous Substance” means any substance presently listed, defined, designated or classified as hazardous, toxic, radioactive, or dangerous, or otherwise regulated, under any Environmental Law. Hazardous Substance includes any substance to which exposure is regulated by any Governmental Entity or any Environmental Law including any toxic waste, pollutant, contaminant, hazardous substance, toxic substance, hazardous waste, special waste, industrial substance or petroleum or any derivative or byproduct thereof, radon, radioactive material, asbestos, or asbestos containing material, urea formaldehyde, foam insulation or polychlorinated biphenyls.

3.9 Employee Benefit Plans.

(a) Section 3.9(a) of the Company Disclosure Schedule contains a true and complete list of each material deferred compensation, bonus, incentive compensation, stock purchase, stock option and other equity compensation plan, program, agreement or arrangement currently in effect; each material severance or termination pay, medical, surgical, hospitalization, life insurance and other “welfare” plan, fund or program (within the meaning of Section 3(1) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)) currently in effect; each material profit sharing, stock bonus or other “pension” plan, fund or program (within the meaning of Section 3(2) of ERISA) currently in effect; each material employment, termination or severance agreement currently in effect; and each other material employee benefit plan, fund, program, agreement or arrangement currently in effect, in each case, that is sponsored, maintained or contributed to or required to be contributed to by the Company or any Subsidiary of the Company or by any trade or business, whether or not incorporated (an “ERISA Affiliate”), that together with the Company or any Subsidiary of the Company would be deemed a “single employer” within the meaning of Section 4001(b) of ERISA, or to which the Company or an ERISA Affiliate is a party, whether written or oral, for the benefit of any employee or former employee of the Company or any Subsidiary of the Company (the “Company Benefit Plans”). Neither the Company, any Subsidiary of the Company nor any ERISA Affiliate has any commitment or formal plan to create any additional employee benefit plan or modify or change any existing Company Benefit Plan that would affect any employee or former employee of the Company or any Subsidiary of the Company.

(b) With respect to each Company Benefit Plan, the Company has heretofore delivered or made available to Merger Sub true and complete copies of each of the following documents: (i) a copy of the Company Benefit Plan and any amendments thereto (or if the Company Benefit Plan is not a written Company Benefit Plan, a description thereof); (ii) a copy of the two most recent annual reports, if required under ERISA, and, if applicable, the most recent report prepared with respect thereto in accordance with Statement of Financial Accounting Standards No. 87; (iii) a copy of the most recent Summary Plan Description if required under ERISA with respect thereto; (iv) if the Company Benefit Plan is funded through a trust or any third party funding vehicle, a copy of the trust or other funding agreement and the latest financial statements thereof; and (v) the most recent determination or opinion letter received from the Internal Revenue Service with respect to each Company Benefit Plan intended to qualify under Section 401 of the Code.

(c) None of the Company, any of its Subsidiaries, or any of their ERISA Affiliates maintain or contribute to, nor have they maintained or contributed to during the past six (6) years, any pension plan subject to Title IV of ERISA or Sections 412 of the Code or 302 of ERISA.

(d) All material contributions required to be made with respect to any Company Benefit Plan on or prior to the date hereof have been timely made or are reflected on the 2009 Form 10-K. There has been no amendment to, written interpretation of or announcement (whether or not written) by the Company or any Subsidiary of the Company relating to, or change in employee participation or coverage under, any Company Benefit Plan that would increase materially the expense of maintaining such Company Benefit Plan above the level or expense incurred in respect thereof for the most recent fiscal year ended prior to the date hereof.

(e) Neither the Company nor any Subsidiary of the Company, any Company Benefit Plan nor any trust created thereunder has engaged in a transaction in connection with which the Company or any Subsidiary of the Company, any Company Benefit Plan, or any such trust reasonably could be subject to either a material civil penalty assessed pursuant to Section 409 or 502(i) of ERISA or a material tax imposed pursuant to Section 4975 or 4976 of the Code.

(f) Each Company Benefit Plan has been operated and administered in all material respects in accordance with its terms and applicable Law, including but not limited to ERISA and the Code.

(g) Each Company Benefit Plan intended to be “qualified” within the meaning of Section 401(a) of the Code is so qualified and the trusts maintained thereunder are exempt from taxation under Section 501(a) of the Code. Each Company Benefit Plan intended to satisfy the requirements of Section 501(c)(9) has satisfied such requirements in all material respects.

(h) Except as disclosed in Section 3.9(h) of the Company Disclosure Schedule, no Company Benefit Plan provides medical, surgical, hospitalization, death or similar benefits (whether or not insured) for employees or former employees of the Company or any Subsidiary of the Company for periods extending beyond their retirement or other termination of service, other than (i) coverage mandated by applicable Law, (ii) death benefits under any “pension plan,” or (iii) benefits the full cost of which is borne by the current or former employee (or his beneficiary). No condition exists that would prevent the Company or any Subsidiary of the Company from amending or terminating any Company Benefit Plan providing health or medical benefits in respect of any active employee of the Company or any Subsidiary of the Company other than limitations imposed under the respective terms of the Company Benefit Plans set forth in Section 3.9(a) of the Company Disclosure Schedule.

(i) Except as disclosed in Section 3.9(i) of the Company Disclosure Schedule, the consummation of the transactions contemplated by this Agreement will not, either alone or in combination with another event, (i) entitle any current or former employee or officer of the Company, any Subsidiary of the Company or any ERISA Affiliate to severance pay or any other similar material payment, except as expressly provided in this Agreement, or (ii) accelerate the time of payment or vesting of benefits under any Company Plan, or materially increase the amount of compensation due any such employee or officer, except as expressly provided in this Agreement or as disclosed in Section 3.9(i) of the Company Disclosure Schedule.

(j) There are no pending or, to the knowledge of the Company, material claims threatened under any Company Benefit Plan, by any employee or beneficiary covered under any such Company Benefit Plan, or otherwise involving any such Company Benefit Plan (other than routine claims for benefits).

(k) All Company stock options have been granted with an exercise price per share no lower than the “fair market value” (as defined in the applicable plan) of one Common Share on the date of the corporate action effectuating the grant.

(l) Except as set forth in Section 3.9(l) of the Company Disclosure Schedule, the Company has not made any payments, is not obligated to make any payments, and is not a party to any agreement that under certain circumstances could obligate it to make any payments that will not be deductible under Section 280G of the Code. All plans, arrangements and agreements of the Company that are subject to Section 409A of the Code have been administered in all material respects, in good faith compliance with the applicable requirements of Section 409A of the Code.

3.10 Absence of Certain Changes or Events.

(a) Except as set forth in Section 3.10(a) of the Company Disclosure Schedule or in the Company SEC Documents filed with the SEC since January 1, 2010, the businesses of the Company and its Subsidiaries have been conducted in all material respects in the ordinary course of business consistent with past practice, and there has not been any action or event that, if taken or occurring on or after the date of this Agreement without Merger Sub’s consent, would violate any of the provisions of Section 5.1.

(b) Since December 31, 2009, there has not been any Company Material Adverse Effect or any fact, circumstance, event, change, effect, development or occurrence that would reasonably be expected to have a Company Material Adverse Effect.

3.11 Investigations; Litigation. (a) There is no (and since January 1, 2009 there has been no) investigation or review pending or, to the knowledge of the Company, threatened by any Governmental Entity with respect to the Company or any of its Subsidiaries, and (b) except as set forth in Section 3.11 of the Company Disclosure Schedules, there are no (and since January 1, 2009 there have been no) material claims, actions, suits or proceedings pending (or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries, or any of their respective properties at Law or in equity before, and there are no orders, judgments or decrees of, or before, any Governmental Entity binding upon the Company or any of its Subsidiaries, or any of their respective properties.

3.12 Proxy Statement; Other Information. None of the information included in the Proxy Statement will (a) at the time of filing the definitive Proxy Statement, as supplemented, if applicable, with the SEC, (b) at the time of the mailing of the Proxy Statement, as amended or supplemented, if applicable and (c) at the time of the Company Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Proxy Statement, as amended or supplemented, and any other documents to be filed by the Company with the SEC in connection with the Transactions, will comply in all material respects with the provisions of the Exchange Act. The letter to shareholders, notice of meeting, proxy statement (including any amendments and supplements thereto) and form of proxy to be filed with the SEC and distributed to shareholders in connection with the Merger are collectively referred to herein as the “Proxy Statement”. Notwithstanding the foregoing, the Company makes no representation or warranty with respect to the information supplied by Parent or Merger Sub or any of their respective Representatives in writing specifically for inclusion in the Proxy Statement.

3.13 Taxes.

(a) (i) The Company and each of its Subsidiaries has timely filed (taking into account any extension of time within which to file) all material Tax Returns required to be filed by it, and each such material Tax Return has been prepared in material compliance with all applicable Laws and is true, correct and complete in all material respects; (ii) the Company and each of its Subsidiaries has timely paid (or the Company has timely paid on its Subsidiaries’ behalf) all Taxes due and payable with respect to such returns and all other material Taxes except such Taxes as are currently being contested in good faith and for which adequate reserves, as applicable, have been established in accordance with GAAP in the Company’s consolidated financial statements included in the 2009 Form 10-K; (iii) the consolidated financial statements included in the 2009 Form 10-K reflect, in accordance with GAAP, an adequate reserve for all material Taxes payable by the Company and its Subsidiaries for all taxable periods and portions thereof through the date of such consolidated financial statements; and (iv) neither the Company nor any of its Subsidiaries has incurred any material liability for Taxes subsequent to the date of such most recent consolidated financial statements other than in the ordinary course of the Company’s or such Subsidiary’s business.

(b) (i) No material Tax Return of the Company or any of its Subsidiaries is under audit or examination by any Taxing Authority, no written notice of such an audit or examination or any other audit or examination with respect to a material amount of Taxes has been received by the Company or any of its Subsidiaries, and no material deficiencies for Taxes have been claimed, proposed, assessed or, to the knowledge of the Company, threatened in writing against the Company or any of its Subsidiaries by any Taxing Authority; (ii) each material deficiency resulting from any audit or examination relating to Taxes by any Taxing Authority has been paid, except for deficiencies currently being contested in good faith and for which adequate reserves, as applicable, have been established in the financial statements included in the 2009 Form 10-K in accordance with GAAP; (iii) there are no Liens for Taxes upon the assets of the Company or any of its Subsidiaries except Liens relating to current Taxes not yet due and payable; (iv) all material Taxes which the Company or any of its Subsidiaries are required by Law to withhold or to collect for payment have been duly withheld and collected and any such amounts that are required to be remitted to any Taxing Authority have been duly remitted; (v) none of the Company or any of its Subsidiaries has consented to extend the time in which any Tax may be assessed or collected by any Taxing Authority; (vi) no claim has been made against the Company or any of its Subsidiaries by any Taxing Authority in a jurisdiction where the Company or any of its Subsidiaries does not file Tax Returns that the Company or any of its Subsidiaries is or may be subject to taxation in that jurisdiction; and (vii) no power of attorney that would be in force after the Closing Date has been granted by the Company or any of its Subsidiaries with respect to Taxes.

(c) There is no contract or arrangement, plan or agreement by or with the Company or any of its Subsidiaries covering any person that, individually or collectively, could give rise to the payment of any amount by the Company or any of its Subsidiaries that would not be deductible by the Company or such Subsidiary by reason of Section 162(m) of the Code.

(d) None of the Company or any of its Subsidiaries (i) has been a member of an affiliated group filing a consolidated federal income Tax Return (other than a group the common parent of which was the Company), (ii) is a party to or bound by any Tax allocation, sharing or indemnification agreement or other similar arrangement with any person other than the Company and its Subsidiaries or (iii) has any liability for the Taxes of any person (other than any of the Company or its Subsidiaries) under Treas. Reg. §1.1502-6 (or any similar provision of Law), as a transferee or successor, by contract, or otherwise.

(e) Neither the Company nor any of its Subsidiaries has constituted a “distributing corporation” or a “controlled corporation” in a distribution of stock purported to or intended to be governed by Section 355 or Section 361 of the Code.

(f) Neither the Company nor any of its Subsidiaries has participated in, or is currently participating in, a “reportable transaction” within the meaning of Treas. Reg. § 1.6011-4(b) or any transaction requiring disclosure under a corresponding or similar provision of state, local or foreign Law.

(g) The Company is not a “United States real property holding corporation” within the meaning of Section 897(c)(2) of the Code and has not been (and will not be) such a United States real property holding corporation during the five (5) year period ending on the Closing Date.

(h) Neither the Company nor any of its Subsidiaries will be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Effective Time because of: (i) any intercompany transactions or excess loss account described in Treasury Regulations under Section 1502 of the Code (or any corresponding or similar provision of state, local or foreign

Law relating to Taxes) that occurred or existed on or prior to the Effective Time; (ii) any installment sale or open transaction disposition made on or prior to the date hereof; (iii) any prepaid amount received on or prior to the Effective Time or (iv) Section 481(a) of the Code (or an analogous provision of state, local, or foreign Law), by reason of a change in accounting method made prior to the Effective Time.

(i) The Company has not (A) obtained any Tax rulings, (B) requested any Tax rulings or (C) applied for a change in accounting methods or closing agreements, that would reasonably be expected to affect liabilities for Taxes of the Company or any of its Subsidiaries for the current Tax period or for any period after the Effective Time.

(j) As used in this Agreement, (i) “Tax” (and, with correlative meaning, “Taxes” and “Taxable”) means (A) any income, alternative or add-on minimum tax, gross income, estimated, gross receipts, sales, use, ad valorem, value added, transfer, franchise, capital stock, profits, license, registration, withholding, payroll, social security (or equivalent), employment, unemployment, disability, excise, severance, stamp, occupation, premium, property (real, tangible or intangible), environmental or windfall profit, custom duty or other tax, governmental fee or other like assessment or charge of any kind whatsoever (including, for the avoidance of doubt, any amounts owed to any Governmental Entity or other person in respect of unclaimed property or escheat laws), together with any interest or any penalty, addition to tax or additional amount (whether disputed or not) imposed by any Governmental Entity responsible for the imposition of any such tax (domestic or foreign) (each, a “Taxing Authority”), (B) any liability for the payment of any amounts of the type described in clause (A) of this sentence as a result of being a member of an affiliated, consolidated, combined, unitary or aggregate group for any taxable period and (C) any liability for the payment of any amounts of the type described in clause (A) or (B) of this sentence as a result of being a transferee of or successor to any person or as a result of any express or implied obligation to assume such Taxes or to indemnify any other person, and (ii) “Tax Return” shall mean any return, statement, report, form or other document (including estimated Tax returns and reports, withholding Tax returns and reports, any schedule or attachment, information returns and reports and any amendment to any of the foregoing) filed or required to be filed with a Taxing Authority with respect to Taxes.

3.14 Labor Matters.

(a) Neither the Company nor any of its Subsidiaries is a party to, or bound by, any collective bargaining agreement, contract or other agreement or understanding with a labor union or labor organization, and no employees of the Company or any of its Subsidiaries are represented by any labor organization with respect to their employment with the Company or its Subsidiaries.

(b) No representation, election, petition or application for certification has been filed by any employees of the Company or any of its Subsidiaries, and no such petition or application is pending with the National Labor Relations Board or any other labor relations tribunal or authority. To the knowledge of the Company, there are no material activities or proceedings of any labor union to organize any of the employees of the Company or any of its Subsidiaries. There is no pending or, to the knowledge of the Company, threatened, material labor dispute, strike, walkout, work stoppage, slowdown, lockout or other collective labor action involving employees of the Company or any of its Subsidiaries, and no such action has occurred within the past three (3) years.

(c) The Company and each of its Subsidiaries has been since December 31, 2007 and are in material compliance with all applicable local, state, federal and foreign Laws relating to employment and employment practices, including Laws relating to employment discrimination, terms and conditions of employment, hours of work and the payment of wages, classification of employees and independent contractors, health and safety, disability rights or benefits, equal opportunity, workers’ compensation and labor relations, and there are no actions, lawsuits, claims, labor disputes, grievances, charges or controversies pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries brought by or on behalf of any applicant for employment, any current or former employee or any class of the foregoing, relating to any such Law, or alleging breach of any express or implied contract of employment, wrongful termination of employment, or alleging any other discriminatory, wrongful or tortious conduct in connection with the employment relationship. Neither the Company nor any of its Subsidiaries has received any written notice of the intent of the Equal Employment Opportunity Commission or any other Governmental Entity responsible for the enforcement of labor or employment Laws to conduct any material investigation with respect to or relating to the Company or any of its Subsidiaries, and no such investigation is in progress.

(d) The Company and each of its Subsidiaries are and have been since December 31, 2007 in compliance with all notice and other requirements of the Worker Adjustment and Retraining Notification Act of 1988, as amended (the “WARN Act”), and any similar state, local or foreign Law relating to plant closings and layoffs.

(e) To the Company’s knowledge, no employee of the Company or any of its Subsidiaries is in violation of any term of any employment contract, non-disclosure agreement, non-competition agreement, non-solicitation agreement, or any restrictive covenant to a former employer relating (i) to the right of any such employee to be employed by the Company or any of its Subsidiaries because of the nature of the business conducted by the Company or any of its Subsidiaries or (ii) to the use of trade secrets or proprietary information of others.

3.15 Intellectual Property. Except as disclosed in Section 3.15 of the Company Disclosure Schedule or as would not reasonably be expected to have a Company Material Adverse Effect, either the Company or a Subsidiary of the Company owns, or is licensed or otherwise possesses legally enforceable rights to use, free and clear of all Liens, except Permitted Liens, all material trademarks, trade names, service marks, service names, domain names, logos, assumed names, copyrights, patents, and all applications and registrations for any of the foregoing, trade secrets, know-how, technology, computer software and other tangible and intangible proprietary information and intellectual property rights used in their respective businesses as currently conducted (collectively, the “Intellectual Property”). Section 3.15 of the Company Disclosure Schedule sets forth a true and complete list of all U.S. and material foreign registrations and applications for registration for Intellectual Property owned or held for use by the Company or any of its Subsidiaries, including as applicable, the record owner, jurisdiction and registration and/or application number, and date issued (or filed) for each (the “Registered IP”). Except as disclosed in Section 3.15 of the Company Disclosure Schedule, the Company or a Subsidiary of the Company is the sole and exclusive record and beneficial owner of the Registered IP. All such Registered IP is subsisting, in full force and effect, and, to the knowledge of the Company, has not been cancelled, expired, or abandoned. There are no (y) pending or, to the knowledge of the Company, claims threatened by any person alleging infringement by the Company or any of its Subsidiaries of such person’s intellectual property or (z) pending or claims threatened by the Company or any of its Subsidiaries alleging infringement by any person of any Intellectual Property of the Company or any of its Subsidiaries. The conduct of the business of the Company and its Subsidiaries does not infringe any intellectual property rights of any person, and, to the knowledge of the Company, no person is materially infringing any Intellectual Property of the Company or any of its Subsidiaries.

3.16 Properties and Assets.

(a) Except as set forth in Section 3.16(a) of the Company Disclosure Schedule, (i) the Company and the Subsidiaries of the Company have good and valid title to, or, in the case of leased properties and assets, valid leasehold interests in, all of their material tangible properties and assets, real and personal, used or held for use in their businesses as currently conducted or shown on the most recent consolidated balance sheet of the Company included in the Company SEC Documents prior to the date hereof or acquired thereafter (except for properties and assets disposed of in the ordinary course of business consistent with past practice after the date of such balance sheet), free and clear of any Liens, except Permitted Liens, (ii) the assets and properties of the Company and its Subsidiaries, taken as a whole, whether owned or leased, constitute all of the material assets and properties which are necessary to conduct the business and operations of the Company and its Subsidiaries as currently conducted and (iii) all of the material property, plant and equipment of the Company and each of its

Subsidiaries has been maintained in reasonable operating condition and repair, ordinary wear and tear excepted, and is sufficient to permit the Company and its Subsidiaries to conduct their operations as currently conducted.

(b) Neither the Company nor any Subsidiary of the Company owns in fee any real property (“Owned Real Property”).

(c) Section 3.16(c) of the Company Disclosure Schedule sets forth a complete and correct list of all material real property leased, subleased or licensed by the Company or any Subsidiary of the Company (collectively, the “Leased Real Property” or, the “Real Property”). The Company has heretofore made available to Merger Sub true and complete copies of all leases, subleases, licenses and other agreements under which the Company and/or any Subsidiary of the Company uses or occupies or has the right to use or occupy, now or in the future, any Leased Real Property, including all modifications, amendments and supplements thereto (collectively, the “Real Property Leases”). With respect to the Leased Real Property, except as disclosed in Section 3.16(c) of the Company Disclosure Schedule or as would not reasonably be expected to have a Company Material Adverse Effect: (i) the Company or the applicable Subsidiary of the Company enjoys peaceful and undisturbed possession of the premises leased pursuant to each Real Property Lease; (ii) the current use of the premises leased, subleased or licensed under each Real Property Lease complies with the terms of such Real Property Lease; (iii) no Real Property Lease has been assigned, mortgaged, hypothecated or otherwise encumbered; and (iv) neither the Company nor any Subsidiary of the Company has, nor, to the Company’s knowledge, has any other party thereto (including the lessor or sublessor thereunder) waived in writing any material terms or conditions of any Real Property Lease.

(d) Section 3.16(d) of the Company Disclosure Schedule sets forth a true, correct and complete list of each material lease, sublease, license or other agreement executed by the Company or any Subsidiary of the Company granting to any third party a right to the use, occupancy or enjoyment of any Real Property or any portion thereof (the “Real Property Subleases”). The Company has heretofore made available to Merger Sub true and complete copies of all Real Property Subleases (including all amendments, modifications, supplements, and extensions thereof).

3.17 Opinion of Financial Advisor. The Board of Directors (including the Special Committee) has received the opinion of Howard Frazier Barker Elliott, Inc. (“HFBE”), dated as of December 18, 2010 (the “Fairness Opinion”), to the effect that, as of such date, and subject to the various assumptions, limitations, and qualifications set forth therein, the Merger Consideration to be received by the holders of the Common Shares (other than Parent and the Rollover Holders ), is fair from a financial point of view to such holders (other than the holders of the Dissenting Shares). A correct and complete copy of the Fairness Opinion has been delivered to Parent. The Company has been authorized by HFBE to permit the inclusion of the Fairness Opinion and references thereto in the Proxy Statement subject to approval of all statements in the Proxy Statement relating to HFBE or the Fairness Opinion.

3.18 Required Vote of the Company Stockholders. The affirmative vote of the holders of a majority of the outstanding Common Shares on the record date for the Company Meeting is the only vote of holders of securities of the Company which is required to approve and adopt this Agreement, the Merger and the other Transactions (the “Company Shareholder Approval”).

3.19 Takeover Statutes. Except for Section 203 of the DGCL, no “fair price,” “moratorium,” “control share acquisition” or other similar anti-takeover statute or regulation (each, a “Takeover Statute”) or any anti-takeover provision in the Company Certificate or Company Bylaws is applicable to the Agreement or the Transaction. The Company Board has taken all actions necessary to render inapplicable to this Agreement and the Transactions the restrictions set forth in Section 203 of the DGCL.

3.20 Material Contracts.

(a) Section 3.20 of the Company Disclosure Schedule lists each of the Company Agreements of the following types which are in effect as of the date hereof (the Company Agreements described by the immediately following clauses, whether or not listed on Section 3.20 of the Company Disclosure Schedule, and the Real Property Leases are collectively referred to herein as the “Company Material Contracts”):

(i) any “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K of the SEC);

(ii) any collective bargaining agreement or other agreement with any union or other labor organization;

(iii) any agreement or note evidencing any indebtedness for borrowed money or any guaranty of any such indebtedness of another person or creating any Lien (other than a Permitted Lien);

(iv) any agreement which purports to materially limit the manner in which, or the localities in which, the Company, any of its Subsidiaries is entitled to conduct any material portion of its business;

(v) any partnership, joint venture or similar arrangement;

(vi) any agreement granting or obtaining any right to use any rights under any material Intellectual Property to which the Company or any of its Subsidiaries is a party or otherwise bound;

(vii) any agreement executed on or after December 31, 2006 involving the acquisition or disposition by the Company or any of its Subsidiaries of assets not in the ordinary course of business or pursuant to which the Company or any of its Subsidiaries has any ownership interest in any other person or other business enterprise other than the Company’s Subsidiaries;

(viii) any agreement with a Person required to be listed on Section 3.24 of the Company Disclosure Schedule; and

(ix) any agreement with any Affiliate of the Company any employee of the Company or any of its Subsidiaries or any Affiliate of any such employees.

(b) The Company has made available to Merger Sub a true and complete copy of each Company Material Contract. Each Company Material Contract is a valid and binding obligation of the Company and/or any of its Subsidiaries party thereto (and to the knowledge of the Company, each other party thereto) and is in full force and effect. Neither the Company or any of its Subsidiaries nor, to the knowledge of the Company, any other party thereto, is in material breach of or default under any Company Material Contact. Neither the Company nor any of its Subsidiaries has received written notice of, or to the knowledge of the Company, knows of, the existence of any event or condition which constitutes, or, after notice or lapse of time or both, will constitute, a material default on the part of the Company or any of its Subsidiaries, or to the knowledge of the Company, any other party thereto, under any Company Material Contract.

3.21 Finders or Brokers. Except for the Polaris Group and HFBE, neither the Company nor any of its Subsidiaries has employed any investment banker, financial advisor, broker or finder in connection with the transactions contemplated by this Agreement who is entitled to any investment banking, financial advisor, brokerage, finder’s or similar fee or commission in connection with or upon consummation of the Transactions. The Company has made available to Merger Sub a true and complete copy of the applicable engagement letters (and all amendments or supplements thereto) with the Polaris Group.

3.22 Insurance. The Company and its Subsidiaries own or hold policies of insurance in amounts providing reasonably adequate coverage against all risks customarily insured against by companies in similar lines of business as the Company and its Subsidiaries. The Company and its Subsidiaries are in compliance in all material respects with the terms of such policies, and the Company has not received written notice of any threatened termination of, or premium increase with respect to, any such policy, except in accordance with the terms thereof. Neither the Company nor any of its Subsidiaries maintains any material self-insurance or co-insurance programs.

3.23 Related Party Transactions. To the Knowledge of the Company, no shareholder who owns 5% or more of the Company’s Common Shares, officer, director, employee or Affiliate or family member of any of the foregoing (i) owns any property or right, tangible or intangible, which is used in the business of the Company or any of its Subsidiaries, (ii) has any claim or cause of action against the Company or any of its Subsidiaries, (iii) owes any money to, or is owed any money by, the Company or any of its Subsidiaries other than for salary and benefits obligations arising in the ordinary course of business and reflected in the Company’s financial statements, except as set forth in Section 3.20 of the Disclosure Schedule, or (iv) is a party to any contract, agreement or other arrangement (written or oral) with the Company or any of its Subsidiaries other than any Material Contract described in Section 3.20 of the Disclosure Schedule.

3.24 Customers and Suppliers. Section 3.24 of the Company Disclosure Schedule lists each customer, network, third party administrator or hospital or group of affiliated Persons with which the Company and its Subsidiaries do business that represented more than 10% of the Company’s 2009 annual consolidated revenues and the amount of 2009 revenue generated by the Company from such Person or group of affiliated Persons. Since January 1, 2009, there has been no termination, cancellation or material curtailment of the business relationship of the Company or any of its Subsidiaries with any such Person or any supplier or group of affiliated Persons or suppliers nor, to the Company’s knowledge, has any such Person or supplier or group of affiliated Persons or suppliers threatened to so terminate, cancel or materially curtail such business relationships.

3.25 No Restrictions on Business. As of the date of this Agreement, there is no order, injunction or decree that has been entered (and no action has been commenced or, to the knowledge of the Company, threatened, seeking such order, injunction or decree) against or which is or would be binding by its terms upon the Company or any of its Subsidiaries or either Key Employee and no contract, agreement or arrangement exists which has or would reasonably be expected to have the effect of prohibiting or impairing any business practice of the Company or any of its Subsidiaries or the conduct of business by the Company or any of its Subsidiaries as currently conducted.

3.26 No Other Representations or Warranties. Except for the representations and warranties contained in this Article III, neither the Company nor any other Person acting on behalf of the Company makes any express or implied representation or warranty with respect to the Company or with respect to any other information provided to Parent or Merger Sub in connection with the Transaction. Except in the case of fraud, neither the Company nor any other Person will have or be subject to any liability to Parent or Merger Sub or any other Person resulting from the distribution to Parent or Merger Sub, or Parent’s and Merger Sub’s use of, any such information, including any information, documents, projections, forecasts or other material made available to Parent or Merger Sub or management presentations in expectation of the Transactions contemplated by this Agreement, unless any such information is expressly included in a representation or warranty in this Article III.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

OF THE PARENT AND THE MERGER SUB

Except as disclosed in the disclosure schedule delivered by Parent and Merger Sub to the Company immediately prior to the execution of this Agreement (the “Merger Sub Disclosure Schedule”), Parent and Merger Sub each hereby represents and warrants to the Company as follows:

4.1 Qualification; Organization, Subsidiaries, etc. (i) Parent is a legal entity duly organized, validly existing and in good standing under the Laws of the State of Delaware; (ii) Merger Sub is a legal entity duly organized, validly existing and in good standing under the Laws of the State of Delaware and (iii) each of them has all requisite corporate or similar power and authority to own, lease and operate its respective properties and assets and to carry on its respective business as presently conducted and is qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the ownership, leasing or operation of its assets or properties or conduct of its business requires such qualification, except where the failure to be so qualified or in good standing as a foreign corporation would not, individually or in the aggregate, reasonably be expected to materially hinder, impair or delay the ability of Parent and Merger Sub to consummate the Merger and the other transactions contemplated by this Agreement and the Exchange Agreement in accordance with the respective terms thereof (a “Merger Sub Material Adverse Effect”).

4.2 Corporate Authority Relative to This Agreement; No Violation.

(a) No vote of holders of capital stock of the Parent is necessary to approve this Agreement, the Merger or the other Transactions. Each of Parent and Merger Sub has all requisite corporate power and authority to enter into this Agreement and to consummate the Transactions. The execution and delivery of this Agreement and the consummation of the Transactions have been duly and validly authorized by the board of directors of Parent and Merger Sub and by the shareholders of Merger Sub, and, except for the filing of the Certificate of Merger with the Secretary of State of the State of Delaware, no other corporate proceedings on the part of Merger Sub are necessary to authorize the consummation of the Transactions. This Agreement has been duly and validly executed and delivered by Parent and Merger Sub and is the legal, valid and binding agreement of Parent and Merger Sub, enforceable against each in accordance with its terms subject to (i) applicable bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or similar Laws from time to time in effect affecting creditors’ rights generally, and (ii) general principles of equity, whether such principles are considered in a proceeding at Law or in equity.

(b) Other than the filing of the Certificate of Merger with the Secretary of State of the State of Delaware pursuant to the DGCL and such other filings, if any, required under, and in compliance with applicable requirements of the Exchange Act (collectively, the “Merger Sub Approvals”), no authorization, consent, permit, action or approval of, or filing with, or notification to, any Governmental Entity is necessary for the consummation by Parent or Merger Sub of the transactions contemplated by this Agreement, except for such authorizations, consents, approvals, permits, actions, filings or notifications, that, if not obtained or made, would not reasonably be expected to have a Merger Sub Material Adverse Effect.

(c) The execution and delivery by Parent and Merger Sub of this Agreement do not, and the consummation of the transactions contemplated hereby and compliance with the provisions of this Agreement by Parent and Merger Sub will not (i) result in any violation of, or default (with or without notice or lapse of time, or both) under, or impair Parent or Merger Sub’s rights or alter the rights or obligations of any third party under, or give rise to a right of termination, amendment, cancellation or acceleration of, or result in the creation of a Lien on any of the properties or assets of Parent or Merger Sub under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, contract, agreement, arrangement or understanding or other instrument or obligation to which Parent or Merger Sub is a party or by which either of them or any of their respective properties or assets may be bound, (ii) conflict with or result in any violation of any provision of the certificate of incorporation, or bylaws or other equivalent organizational document, in each case as amended, of Parent or Merger Sub or (iii) conflict with or violate any applicable Laws, other than, in the case of clauses (i) and (iii), any such violation, impairment, right, conflict, default, termination, amendment, cancellation or acceleration that would not reasonably be expected to have a Merger Sub Material Adverse Effect.

4.3 Proxy Statement; Other Information. None of the information provided by Parent or Merger Sub to be included in the Proxy Statement will (a) at the time of filing the definitive Proxy Statement with the SEC, (b) at the time of the mailing of the Proxy Statement or any amendments or supplements thereto, and (c) at the time of the Company Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, neither Parent nor Merger Sub makes any representation or warranty with respect to any information supplied by the Company or any of its Representatives that is contained or incorporated by reference in the Proxy Statement.

4.4 Capitalization of Merger Sub. As of the date of this Agreement, the authorized capital stock of Merger Sub consists of 1,000 common shares, par value $0.001, of which 1,000 are validly outstanding and issued to Parent. Merger Sub has outstanding no option, warrant, right, or any other agreement pursuant to which any person may acquire any equity security of Merger Sub. Merger Sub has not conducted any business prior to the date of this Agreement and has, and prior to the Effective Time will have, no assets, liabilities, contracts or obligations of any nature other than those incident to its formation and pursuant to this Agreement and the Merger and the other Transactions and the financing related thereto. Merger Sub has made available to the Company a complete copy of its organizational and governing documents, each as amended to date (the “Merger Sub Organizational Documents”). The Merger Sub Organizational Documents are in full force and effect. Merger Sub is not in violation of any of its Merger Sub Organizational Documents.

4.5 Finders or Brokers. Neither the Parent nor any of its Subsidiaries, including Merger Sub, and their respective officers, directors or employees has employed any broker or finder or incurred any liability for any brokerage fees, commissions or finders’ fees in connection with the Merger or the other transactions contemplated by this Agreement.

4.6 No Other Representations or Warranties. Except for the representations and warranties contained in this Article IV, neither Parent nor Merger Sub makes any express or implied representation or warranty with respect to Parent or Merger Sub.

ARTICLE V

COVENANTS

5.1 Conduct of the Business. From and after the date of this Agreement and prior to the Effective Time or the date, if any, on which this Agreement is earlier terminated pursuant to Section 7.1 (the “Termination Date”), and except (i) with the prior written consent of Merger Sub (not to be unreasonably withheld or delayed), (ii) as expressly contemplated, required or permitted by this Agreement, (iii) as required by applicable Law, or (iv) with respect to the formation and capitalization of, and distribution of the Excluded Assets to, CMC and the distribution of its securities to the Company’s stockholders, in each case in accordance with the Formation Agreement:

(a) the Company shall, and shall cause each of its Subsidiaries to, (i) conduct its business in the ordinary course consistent with past practice in all material respects and (ii) use commercially reasonable efforts to maintain intact its business organization in all material respects, keep available the services of its current officers and key employees and to use its reasonable best efforts to preserve its relationships with its customers, payors, suppliers, employees and others having business dealings with it in all material respects.

(b) except as disclosed in Section 5.1(b) of the Company Disclosure Schedule, the Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly:

(i) declare, authorize or pay any dividends on or make any distribution with respect to its outstanding shares of capital stock (whether in cash, assets, shares or other securities of the Company or its Subsidiaries), except for (x) cash dividends paid by wholly-owned Subsidiaries of the Company to the Company or another wholly-owned Subsidiary of the Company in the ordinary course of business consistent with past practice, (y) the payment of dividends publicly announced prior to the date of this Agreement, and (z) the declaration and payment of dividends which, together with all Permitted Bonuses, do not exceed the Permitted Payment Amount (the “Permitted Dividend”);

(ii) adjust, split, combine or reclassify, or otherwise amend the terms of, any of its capital stock or other equity securities or issue or authorize or propose the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock or equity securities, except for the issuance of capital stock upon the exercise of Company Stock Options or Company Warrants outstanding on the date of this Agreement in accordance with their terms;

(iii) except as required by existing written agreements or Company Benefit Plans, or as otherwise required by applicable Law (including Section 409A of the Code), (A) increase in any manner the compensation or other benefits payable or provided to the Company’s employees, directors, consultants, independent contractors or service providers or pay or agree to pay any bonus to any employee, officer or director (other than (x) increases in the salaries or bonuses of employees who are not Rollover Holders that do not exceed $50,000 in the aggregate and (y) bonuses paid to directors, employees and Rollover Holders that, together with all Permitted Dividends, do not exceed the Permitted Payment Amount (the “Permitted Bonuses”), (B) pay any pension, severance or retirement benefits not required by any existing plan or agreement to any such employees, directors, consultants, independent contractors or service providers (other than “stay” bonuses as may be mutually agreed upon in writing by Merger Sub and the Company), (C) enter into, amend, alter (other than amendments that are immaterial to the participants or employees, directors, consultants, independent contractors or service providers who are party thereto and do not materially increase the cost to the Company or any of its Subsidiaries of maintaining the applicable compensation or benefit program, policy, arrangement or agreement), adopt, implement or otherwise commit itself to any compensation or benefit plan, program, policy, arrangement or agreement including any pension, retirement, profit-sharing, bonus or other employee benefit or welfare benefit plan, policy, arrangement or agreement or employment or consulting agreement with or for the benefit of any employee, director, consultant, independent contractor or service provider (other than “stay” bonuses as may be mutually agreed upon in writing by Merger Sub and the Company), (D) cause the funding of any rabbi trust or similar arrangement or take any action to fund or in any other way secure the payment of compensation or benefits under any Company Benefit Plan, or (E) materially change any actuarial or other assumptions used to calculate funding obligations with respect to any Company Benefit Plan or change the manner in which contributions to such plans are made or the basis on which such contributions are determined;

(iv) implement or adopt any material change in its Tax or financial accounting principles, policies, procedures or practices or any of its methods of reporting income, deductions or other material items for Tax or financial accounting purposes, except as required by GAAP or SEC rule or policy or applicable Law;

(v) enter into any closing agreement with respect to Taxes, settle or compromise any material liability for Taxes, make, revoke or change any material Tax election unless required by Law, agree to any adjustment of any material Tax attribute, file or surrender any claim for a material refund of Taxes, execute or consent to any waivers extending the statutory period of limitations with respect to the collection or assessment of Taxes, file any amended Tax Return or obtain any Tax ruling;

(vi) amend or waive any provision of its certificate of incorporation or its bylaws, partnership agreement, operating agreement or other equivalent organizational documents or, in the case of the Company, enter into any agreement with any of its shareholders in their capacity as such;

(vii) grant, issue, deliver, sell, pledge, dispose of or encumber, or authorize the grant, issuance, delivery, sale, pledge, disposition or encumbrance of, any shares of its capital stock or other ownership interest or any securities convertible into or exchangeable for any such shares or ownership interest, or any subscriptions, rights, warrants or options to acquire or with respect to any such shares of capital stock, ownership interest or convertible or exchangeable securities, other than issuances of Common Shares upon the exercise of Company Stock Options or Company Warrants outstanding on the date of this Agreement in accordance with their terms;

(viii) purchase, redeem or otherwise acquire, any shares of its capital stock or other ownership interest or any securities convertible into or exchangeable for any such shares or ownership interest, or any subscriptions, rights, warrants or options to acquire or with respect to any such shares of capital stock, ownership interest or convertible or exchangeable securities;

(ix) incur, assume, guarantee, prepay or otherwise become liable for any indebtedness for borrowed money (directly, contingently or otherwise), issue or sell any debt securities or options, warrants, calls or other rights to acquire any debt securities of the Company or any of its Subsidiaries; guarantee, endorse or otherwise become liable for any debt of another person; enter into any “keep well” or other agreement to maintain any financial statement condition of any other person (other than any wholly-owned Subsidiary of the Company);

(x) sell, lease, license, transfer, exchange or swap, mortgage or otherwise encumber (including securitizations), or subject to any Lien (other than Permitted Liens) or otherwise dispose of any properties or assets with a fair market value in excess of $25,000, individually or in the aggregate;

(xi) (A) modify, amend, terminate, waive or fail to enforce any rights under any Company Material Contract in a manner which is materially adverse to the Company other than in the ordinary course of business consistent with past practice, or (B) enter into any contract, agreement, arrangement or understanding that would be required to be set forth in Section 3.20 of the Company Disclosure Schedule other than in the ordinary course of business consistent with past practice;

(xii) at any time during the 90 days before the Closing Date, without complying with the notice and other requirements of the WARN Act and any similar state, local or foreign Law relating to plant closings and layoffs, effectuate (A) a “plant closing” (as defined in the WARN Act or any similar state, local or foreign Law) affecting any site of employment or one or more facilities or operating units within any site of employment or facility of the Company and/or any of its Subsidiaries, or (B) a “mass layoff” (as defined in the WARN Act or any similar state, local or foreign Law) affecting any site of employment or facility of the Company and/or any of its Subsidiaries;

(xiii) make any capital expenditures having an aggregate value in excess of $25,000;

(xiv) enter into any material capital or operating leases or acquire any material properties or assets other than (A) capital expenditures subject to the limitations set forth in (xiii) above, and (B) purchases of components, inventory, or supplies in the ordinary course of business consistent with past practice;

(xv) make any material acquisition of, or investment in, or loan or advance to, another person or business, whether by purchase of assets, stock or securities, contributions to capital, property transfers or otherwise;

(xvi) initiate or threaten to initiate any lawsuit, arbitration or proceeding or waive, release, assign, settle or compromise any claim, action or proceeding against the Company or any of the Subsidiaries, other than waivers, releases, assignments, settlements or compromises that involve only the payment of monetary damages not in excess of the applicable deductible under the Company’s insurance policy (excluding amounts to be paid under existing insurance policies) or otherwise pay, discharge or satisfy any claims, liabilities or obligations in excess of such amount, in each case, other than in the ordinary course of business consistent with past practice;

(xvii) take or omit to take any action that is intended or would reasonably be expected to, individually or in the aggregate, result in any of the conditions to the Merger set forth in Article VI not being satisfied in violation of this Agreement or satisfaction of those conditions being materially delayed in violation of any provision of this Agreement, unless such action or inaction is required by applicable Law;

(xviii) adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of such entity (other than with respect to the Company, this Agreement and the Merger); or

(xix) agree to take, make any commitment to take, or adopt any resolutions of its Board of Directors (or any committee thereof) in support of, any of the actions prohibited by this Section 5.1(b).

At least three (3) Business Days prior to the earlier of declaring or announcing the declaration of or agreeing to pay any Permitted Dividend or Permitted Bonus, and at least five (5) Business Days but no more than eight (8) Business Days prior to the Closing, the Company shall deliver to Parent a statement (each, a “Permitted Payment Statement” with the Permitted Payment Statement that is delivered at least five (5) Business Days prior to the Closing also being referred to as the “Closing Statement”) prepared by the Company in good faith, and to the extent applicable consistent with the preparation of the balance sheet contained in its Form 10-Q for the period ended September 30, 2010. Each Permitted Payment Statement shall set forth (a) an estimated unaudited balance sheet of the Company and its Subsidiaries (the “Projected Balance Sheet”) as of the date that the Company anticipates paying the Permitted Dividend or Permitted Bonus (or as of the Closing with respect to the Closing Statement (the “Projected Payment Date”), (b) a reasonably detailed listing of the Designated Pre-Closing Expenses and the Balance Sheet Adjustments, (c) a calculation of the Permitted Payment Amount as of the Projected Payment Date, (d) the proposed amount of the Permitted Dividend or Permitted Bonus, if any, and (e) if the Company is proposing to pay a Permitted Bonus a list of the Persons to whom the Company anticipates paying a Permitted Bonus and the amount of the bonus to be paid to each such Person. During such three (3) Business Day period after the Company delivers a Permitted Payment Statement (and during the five (5) Business Day period after the Company delivers the Closing Statement), Parent shall be given the opportunity to review and comment on such Permitted Payment Statement. Set forth on Exhibit E is a sample calculation of the Balance Sheet Adjustments and Permitted Payment Amount as of September 30, 2010. Any dividend which is declared in accordance with this Section 5.1, but not paid prior to Closing is referred to as a “Final Dividend” and will be paid as Additional Per Share Merger Consideration in accordance with Section 2.5.

If the Closing occurs within 45 days of the date hereof then (a) the Company shall only be permitted to pay Permitted Dividends and Permitted Bonuses one time and shall therefore only be permitted to deliver one Permitted Payment Statement, and (b) the Projected Payment Date for such Permitted Bonuses and Final Dividend shall be the Closing Date. If the Closing does not occur within 45 days of the date hereof then (i) the Company shall be permitted to make Permitted Dividends and Permitted Bonuses on up to three different dates, (ii) the first Projected Payment Date on which the Company can pay either a Permitted Dividend or Permitted Bonuses shall be at least 45 days after the date hereof, (iii) the second Projected Payment Date on which the Company can pay either a Permitted Dividend or Permitted Bonuses shall be at least 45 days after the payment date for the first Permitted Dividend and/or Permitted Bonuses and (iii) the last Projected Payment Date on which the Company can pay either a Final Dividend or Permitted Bonuses shall be the Closing with any Final Dividend paid as Additional Per Share Merger Consideration.

5.2 Investigation/Financing Assistance.

(a) During the period prior to the earlier of the Effective Time and the Termination Date and subject to any applicable Laws or as would reasonably be expected to violate or result in a loss of the attorney-client or work product privilege, the Company shall (i) provide to Merger Sub and to its officers, directors, employees, accountants, consultants, legal counsel, financial advisors and agents and other (collectively, “Representatives”), upon not less than one (1) Business Day’s notice, reasonable access during normal business hours to the properties, books, records, customers, payors, personnel and contracts of the Company and its Subsidiaries, (ii) furnish to Merger Sub and its Representatives such financial and operating data and other information as such persons may reasonably request, and (iii) instruct the Representatives of the Company and its Subsidiaries to cooperate reasonably with Merger Sub in its investigation of the Company and its Subsidiaries. Any investigation pursuant to this Section 5.2(a) shall be conducted in such manner as not to interfere unreasonably with the conduct of the business of the Company or its Subsidiaries. No information or knowledge obtained by Merger Sub in any investigation pursuant to this Section 5.2(a) shall affect or be deemed to modify any representation or warranty made by the Company in Article III. Except for disclosures permitted by the terms of the Confidentiality Agreement between the Company and Great Point Partners I, L.P. dated June 16, 2009 (the “GPP Confidentiality Agreement”), prior to Closing, Parent shall hold information received from the Company pursuant to this Section 5.2 in confidence in accordance with the terms of the GPP Confidentiality Agreement.

(b) Parent and Merger Sub shall use their reasonable best efforts to consummate the debt financing they require to consummate the Merger and the Transactions (the “Debt Financing”) on a timely basis and to satisfy the condition to Closing set forth in Section 6.3(m). Prior to the Closing, the Company shall (and the Company shall cause each of its Subsidiaries to) provide, and shall cause the Representatives to provide, all cooperation reasonably requested by Parent in connection with the arrangement of the Debt Financing, including (a) assisting with the preparation of materials for bank information memoranda and similar documents required in connection with the Debt Financing; provided that any such memoranda and similar documents need not be issued by the Company or its Subsidiaries; provided, further, that, any such memoranda shall contain disclosure and financial statements with respect to the Company and the Subsidiaries reflecting the Company and its Subsidiaries as the obligor, but only subsequent to the Closing, provided that, the foregoing notwithstanding, no obligations of the Company or its Subsidiaries or the Representatives under any such agreement, certificate, document or instrument shall be effective until the Closing (b) executing and delivering customary guarantee, pledge and security documents and related officer certificates or other documents as may be reasonably requested by Parent and otherwise reasonably facilitating the guaranteeing of obligations and the pledging of collateral, provided that, the foregoing notwithstanding, no obligations of the Company or its Subsidiaries or the Representatives under any such agreement, certificate, document or instrument shall be effective until the Closing and the foregoing documents shall be held in escrow pending Closing, (c) furnishing Parent and its financing sources with financial and other pertinent information regarding the Company and its Subsidiaries as may be reasonably requested by Parent or its financing sources, including information related to the Company and its Subsidiaries required by regulatory authorities including under applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act, (d) permitting the prospective lenders involved in the Debt Financing to evaluate and appraise the Company’s and its Subsidiaries’ current assets and liabilities, cash management and accounting systems, policies and procedures relating thereto for the purpose of establishing collateral arrangements; provided that, the foregoing notwithstanding, no obligations of the Company or its Subsidiaries or the Representatives under any such agreement, certificate, document or instrument shall be effective until the Closing, and (e) participating in meetings, presentations, road shows, due diligence sessions, and drafting sessions. The provisions of this Section 5.2(b) shall not require such cooperation to the extent it would interfere unreasonably with the business or operations of the Company or any of its Subsidiaries. Neither the Company nor any of its Subsidiaries shall be required to pay any commitment fee or similar fee or incur any liability with respect to the Debt Financing prior to the Closing and Parent or Merger Sub shall bear all costs and reimburse the officers and directors of the Company and its Subsidiaries for any out-of-pocket expenses they may incur in complying with this Section 5.2(b), including expenses associated with attending meetings, presentations, road shows and due diligence presentations. Notwithstanding anything to the contrary in this Section 5.2(b), the Company shall not have any liability upon the termination of this Agreement prior to Closing for any actions taken or documents executed pursuant to this Section 5.2(b) and shall not be required to take any actions or execute any documents that indicate otherwise. In addition no officer or director of the Company shall be required to execute any documents other than in his capacity as an officer of the Company. The Company hereby consents to the use of its and its Subsidiaries’ logos in connection with the Debt Financing.

5.3 No Solicitation.

(a) The Company agrees that it shall immediately cease and cause its Representatives to cease all existing activities, discussions, negotiations and communications with any persons with respect to any Acquisition Proposal (including, but not limited to, access to any electronic or other data room) and shall request the return or destruction of all confidential information previously furnished. Except as provided in

Section 5.3(b), from the date of this Agreement until the earlier of the Termination Date or the Effective Time, the Company and its affiliates shall not and shall not authorize or permit its Representatives to, directly or indirectly (i) initiate, solicit or encourage, or take any action which could be reasonably expected to facilitate, an Acquisition Proposal, or the making of any inquiry, offer or proposal relating to, or that may reasonably be expected to lead to, any possible Acquisition Proposal or (ii) engage in discussions, negotiations or communications with, or provide any information or data concerning the Company or any of its Subsidiaries (provided that this provision shall not be deemed to prohibit the Company from filing the Proxy Statement with the SEC, mailing the Proxy to its Stockholders and the holders of Company Stock Options and Company Warrants and making such other filings with the SEC as required by applicable law and regulations) to, any person (other than Parent, Merger Sub or their respective Representatives) relating to, or that may reasonably be expected to lead to, an Acquisition Proposal, (iii) grant a waiver under Section 203 of the DGCL or enter into any agreement, arrangement or understanding with respect to or that may reasonably be expected to lead to any Acquisition Proposal, or otherwise endorse, any Acquisition Proposal, or (iv) resolve to do any of the foregoing.

(b) Notwithstanding the foregoing, at any time after the date hereof and prior to the earlier of the Termination Date or obtaining the Company Shareholder Approval, in the event that the Company receives a bona fide written Acquisition Proposal without any violation of this Section 5.3, the Company may furnish information with respect to the Company and its Subsidiaries to the person submitting such Acquisition Proposal and negotiate and participate in discussions and negotiations with such person concerning such Acquisition Proposal if, but only if (x) the Board of Directors (upon receipt of a recommendation by the Special Committee), determines in good faith, after consultation with its independent outside legal counsel, that such action is reasonably necessary for the Board of Directors to comply with its fiduciary duties to the Company’s stockholders under applicable Law, and in good faith after consultation with outside counsel and receiving advice from a financial advisor experienced in such matters that such Acquisition Proposal constitutes or would reasonably be expected to result in a Company Superior Proposal (a “Potential Superior Proposal”), and (y) prior to furnishing such information to, or engaging in discussion or negotiations with, such Person, the Company and such Person enter into a confidentiality agreement containing terms no less favorable to the Company than those contained in the GPP Confidentiality Agreement. As promptly as practical, and in any event within 24 hours, upon determination by the Board of Directors (or any committee thereof) that an Acquisition Proposal constitutes a Company Superior Proposal or a Potential Superior Proposal the Company shall notify Parent that the Board of Directors has received a Company Superior Proposal or a Potential Superior Proposal, as the case may be, specifying in detail the terms and conditions of such proposal and the identity of the Person making such proposal. The Company shall promptly provide to Merger Sub any non-public information provided to any person making a Company Superior Proposal or Potential Superior Proposal which was not previously provided to Merger Sub, such additional information to be provided no later than the date of provision of such information to such other Person.

(c) Except as expressly permitted by this Section 5.3(c), from the date of this Agreement until the earlier of the Effective Time and the Termination Date, neither the Board of Directors nor any committee thereof (including the Special Committee) shall (i) withdraw or modify, or publicly propose to withdraw or modify, in a manner adverse to Merger Sub, the approval or recommendation by the Board of Directors (or any committee thereof) of this Agreement or the Transactions or its recommendation to the Company’s Shareholders that they give the Company Shareholder Approval, (ii) approve, recommend or declare advisable or publicly propose to approve, or recommend or declare advisable any Acquisition Proposal, (iii) resolve to do any of the foregoing, or (iv) permit the Company to enter into any agreement (including, but not limited to, a letter of intent) with respect to any Acquisition Proposal (other than a confidentiality agreement with respect to a Company Superior Proposal or Potential Superior Proposal entered into in compliance with Section 5.3(b)) (an “Acquisition Agreement”). Any of the action described in clause (i),(ii), (iii) or (iv) is referred to as a “Company Adverse Recommendation Change”. Notwithstanding the foregoing, at any time after the date hereof and prior to obtaining the Company Shareholder Approval, if the Company is entitled to furnish information to, or engage in discussions or negotiations with, any Person pursuant to Section 5.3(b) the Board may (acting upon receipt of a recommendation by the Special Committee), prior to obtaining the Company Shareholder Approval, withdraw or modify its recommendation of this Agreement or the Merger, approve or recommend or declare advisable an Acquisition Proposal, or enter into an Acquisition Agreement with respect to an Acquisition Proposal, but only if (x) the Board of Directors determines in good faith after consultation with its independent outside legal counsel and its independent financial advisor that such Acquisition Proposal constitutes a Company Superior Proposal, and (y) the Board of Directors determines in good faith after consultation with its independent outside legal counsel, that such action is reasonably necessary for the Board of Directors to comply with its fiduciary duties to the Company’s stockholders under applicable Law; provided, however, that the Company shall not enter into an Acquisition Agreement with respect to a Company Superior Proposal unless the Company has complied with Section 5.3(d). Furthermore, the Company will give Parent at least five (5) Business Days advance notice prior to making any Company Adverse Recommendation Change, unless the Company Meeting is scheduled to occur during that five (5) Business Day period in which case the Company will give Parent as much advance notice as possible. No withdrawal, modification or change of the recommendation of the Board of Directors (or any committee thereof), approval or recommendation or declaration of advisability or proposed approval or recommendation or declaration of advisability of any Company Superior Proposal or entry by the Company into any Acquisition Agreement shall change the approval of the Board of Directors for purposes of Section 203 of the DGCL or cause any state takeover statute or similar Law not applicable to the Merger as a result of such Board of Directors’ approval to become applicable to the Merger or other transactions contemplated by this Agreement.

(d) Notwithstanding the foregoing, the Company may only enter into an Acquisition Agreement or terminate this Agreement with respect to a Company Superior Proposal prior to obtaining Company Shareholder Approval and only if (i) the Company has provided Parent and Merger Sub written notice that it intends to terminate this Agreement pursuant to this Section 5.3(d) (the “Intention Notice”), identifying the Company Superior Proposal then determined to be most favorable and including a copy of the definitive Acquisition Agreement for such Company Superior Proposal in the form to be entered into, (ii) within a period of five (5) Business Days following the receipt by Parent of the Intention Notice, or within two Business Days following receipt by Parent of any Amendment Notice (as hereafter defined)(collectively, the “Adjustment Period”), Parent and Merger Sub do not propose in writing adjustments to the terms or conditions of this Agreement or if Parent and Merger Sub propose in writing adjustments to the terms or condition of this Agreement the Board of Directors (acting upon receipt of a recommendation by the Special Committee) determines in good faith (after receiving the advice of its financial advisors and its outside counsel), that this Agreement, giving effect to such proposed adjustments, is less favorable to the Company’s shareholders than such Company Superior Proposal (as amended), and (iii) the Company shall have delivered to Parent and Merger Sub (A) an irrevocable written notice of termination of this Agreement pursuant to this Section 5.3(d) (the “Termination Notice”) following the end of the Adjustment Period, and (B) a wire transfer of same day funds in the amount of the Termination Fee within the time period specified in Section 7.2(a). The Company agrees that after any material amendment or modification to any Company Superior Proposal (it being agreed and understood that any change in price shall constitute a material amendment or modification) the Company shall as promptly as practical and in any event with 24 hours deliver a new written notice to Parent and Merger Sub which shall describe in reasonable detail such material amendment or modification (and shall include a copy of such proposed modification or amendment) to the Company Superior Proposal (the “Amendment Notice”) and the Adjustment Period shall continue for two Business Days after receipt by the Parent of such Amendment Notice. The Company agrees to comply with the terms of this Section 5.3(d) during any Adjustment Period and during any Adjustment Period the Company will negotiate (and to cause its advisors to negotiate) in good faith with Parent and Merger Sub to allow Parent and Merger Sub to match or better such Company Superior Proposal (as amended). The Company shall not submit any Acquisition Proposal or Company Superior Proposal to a vote of the stockholders prior to the termination of this Agreement; provided that this sentence shall not be construed to limit the Company’s other rights under Sections. 5.3 and 5.4 hereof.

(e) Subject to Parent’s and Merger Sub’s rights under Article VII, nothing contained in this Section 5.3 shall prohibit the Board of Directors from taking and disclosing to the shareholders a position contemplated by Rules 14d-9 and 14e-2(a) promulgated under the Exchange Act, if in the good-faith judgment of the Board of

Directors, after consultation with outside counsel, such action is required by applicable Law or necessary for the Board of Directors to comply with its fiduciary duties to the Company’s stockholders under applicable Law; provided that any such disclosure relating to an Acquisition Proposal (other than a “stop, look and listen” communication pursuant to Rule 14d-9(f) under the Exchange Act) shall be deemed to be a Company Adverse Recommendation Change unless the Board of Directors reaffirms its unanimous approval and recommendation of this Agreement and the Transactions and its unanimous recommendation that the stockholders approve and adopt this Agreement and the Merger in such disclosure.

(f) The Company shall as promptly as practical, and in any event within one (1) Business Day (and not less than one Business Day prior to providing any such person with any information or entering into any such confidentiality agreement), notify Parent and Merger Sub of the receipt of any Acquisition Proposals or any inquiry with respect to, or that could reasonably be expected to lead to, any Acquisition Proposal (including any request for information or for access to the properties, books or records of the Company) or any request to engage in negotiations or discussions in connection with a possible Acquisition Proposal. Such notice shall identify the name of the person making such Acquisition Proposal, proposal, offer, inquiry or request or seeking such negotiations or discussions and the terms and conditions of any offer, inquiry, request or proposal. The Company shall keep Parent fully informed on a current basis of the status and details of any Acquisition Proposal, request or inquiry and shall as promptly as practical notify Parent orally and in writing of any modification or proposed modification to the financial or other terms of such Acquisition Proposal, request or inquiry and shall as promptly as practical provide to Parent a copy of all written material or correspondence (including e-mail) subsequently provided to or by the Company or its Representatives in connection with such Acquisition Proposal or inquiry. The Company obligations pursuant to this Section 5.3(f) are in addition to its obligations pursuant to Section 5.3(c).

(g) Any violation of this Section 5.3, including by any of the Company’s authorized Representatives, shall be deemed to be a breach of this Agreement by the Company.

(h) As used in this Agreement, the following terms shall have the following meanings:

(i) “Acquisition Proposal” means any inquiry, proposal or offer from any person other than Parent and Merger Sub relating to any (A) direct or indirect acquisition or purchase, in one transaction or a series of related transactions, of 30% or more of the net revenues or assets of the Company and its Subsidiaries on a consolidated basis, (B) direct or indirect acquisition or purchase, in one transaction or a series of related transactions, of 30% or more of any class of equity securities of the Company, (C) tender offer or exchange offer that if consummated would result in any person beneficially owning 30% or more of any class of equity securities of the Company, (D) merger, consolidation, business combination, recapitalization, liquidation, dissolution, binding share exchange or similar transaction involving the Company, other than the transactions contemplated by this Agreement, or (E) any combination of the foregoing; and

(ii) “Company Superior Proposal” means an Acquisition Proposal that is a bona fide written proposal made by a third party to acquire, directly or indirectly, at least 75% of the equity securities or assets of the Company, pursuant to a tender or exchange offer, a merger, a sale of assets or a similar transaction that the Board of Directors (acting upon receipt of a recommendation of the Special Committee) determines in good faith, after consultation with outside counsel and receiving advice from its financial advisors, to be, if consummated, more favorable to the Company’s shareholders (in their capacities as such) than the Merger, taking into account at the time of determination all of the terms and conditions of such proposal and of this Agreement, any adjustment to the terms and conditions thereof proposed by Parent in writing in response to any such proposal, any other factors deemed relevant by the Company’s Board of Directors, and the assessed ability of the person making the Acquisition Proposal to consummate the transactions contemplated by such proposal or offer (taking into account, among other things, the legal, financial, regulatory, financing and other aspects of such proposal and the identity of the person submitting such a proposal).

5.4 Filings; Other Actions.

(a) Unless either (i) the Company has entered into an Acquisition Agreement or (ii) a Company Adverse Recommendation Change shall have occurred and such Company Adverse Recommendation Change is still in effect, then (x) as promptly as reasonably practicable following the date of this Agreement, but in no event later than 15 days hereafter, the Company shall prepare and file with the SEC the Proxy Statement relating to the Merger and the other Transactions, (y) the Company shall use its reasonable best efforts to respond to any comments of the SEC and to cause the Proxy Statement to be cleared by the SEC as promptly as possible and (z) the Company shall cause the Proxy Statement to be mailed to the Company’s shareholders as promptly as reasonably practicable, but in no event later than five (5) days after the Proxy Statement is cleared by the SEC. Parent and Merger Sub shall provide the Company with any information for inclusion in the Proxy Statement which may be required under applicable Law and/or which is reasonably requested by the Company. The Company shall promptly notify Parent or Merger Sub of the receipt of comments from the SEC and of any request from the SEC for amendments or supplements to the Proxy Statement or for additional information, and will promptly supply Parent or Merger Sub with copies of all correspondence between the Company or its Representatives, on the one hand, and the SEC or members of its staff, on the other hand, with respect to the Proxy Statement or the Merger. If at any time prior to the Company Meeting any event should occur which is required by applicable Law to be set forth in an amendment of, or a supplement to, the Proxy Statement, the Company will promptly inform Parent or Merger Sub. In such case, the Company, with the cooperation of Parent and Merger Sub, will promptly prepare and file such amendment or supplement with the SEC to the extent required by applicable Law and will mail such amendment or supplement to the Company’s shareholders to the extent required by applicable Law. Notwithstanding the foregoing, prior to filing or mailing the preliminary or definitive Proxy Statement (or any amendment or supplement thereto) or responding to the comments of the SEC with respect thereto, the Company shall (i) consult with Parent and Merger Sub, (ii) afford Parent, Merger Sub or their Representatives a reasonable opportunity to review and comment on such document or response, and (iii) include in such document or response all reasonable comments proposed by Parent.

(b) Subject to the other provisions of this Agreement, the Company shall (i) take all action necessary in accordance with the DGCL and the Company Certificate and Company Bylaws to duly call, give notice of, convene and hold a meeting of its stockholders as promptly as reasonably practicable following the date hereof for the purpose of obtaining the Company Shareholder Approval (the “Company Meeting”), and, subject to the last sentence of this Section 5.4(b), in no event later than 30 days after the mailing of the Proxy Statement to the stockholders of the Company (as such 30-day period may be extended by the amount of time during which any Company Adverse Recommendation Change is in effect), and (ii) use all reasonable efforts to solicit from its stockholders proxies in favor of the adoption of this Agreement. The Company, through the Board of Directors, shall recommend to its stockholders that they give the Company Shareholder Approval, except to the extent that the Board of Directors shall have withdrawn its approval or recommendation as permitted by Section 5.3(c). The Company’s obligations pursuant to the first sentence of this Section 5.4(b) shall not be affected by the commencement, public proposal, public disclosure or communication to the Company of any Acquisition Proposal unless the Company shall have entered into an Acquisition Agreement or a Company Adverse Recommendation Change shall have occurred and such Company Adverse Recommendation Change is still in effect, in which case the Company shall not be required to comply with the first sentence of this Section 5.4(b) but the Parent shall be permitted to terminate this Agreement pursuant to Section 7.1(h).

5.5 Stock Options and Warrants.

(a) Prior to the Effective Time, the Company and/or the Board of Directors shall use reasonable best efforts to make such adjustments and amendments to or make such determinations with respect to Company Stock Options as are necessary to ensure that the treatment of Company Stock Options as provided in this Section 5.5 extinguishes all rights of participants under the Company Share Plans and that following the Effective Time, no such participant shall have any right thereunder to acquire equity securities of the Surviving

Corporation or any of its Subsidiaries; provided that, except as expressly provided in this Section 5.5, the Company shall not pay or commit to pay any consideration in connection therewith.

(b) Prior to the Effective Time, the Company shall take all necessary steps to cause dispositions of Company Stock Options pursuant to the transactions contemplated by this Agreement by each individual who is a director or officer of the Company to be exempt under Rule 16b-3 promulgated under the Exchange Act in accordance with that certain No-Action Letter to Skadden Arps Slate Meagher & Flom LP dated January 12, 1999 issued by the SEC regarding such matters.

5.6 Reasonable Best Efforts.

(a) Subject to the terms and conditions set forth in this Agreement, each of the parties hereto shall use its reasonable best efforts (subject to, and in accordance with, applicable Law) to take promptly, or cause to be taken promptly, all actions, and to do promptly, or cause to be done promptly, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable under applicable Laws to consummate and make effective the Merger and the other transactions contemplated by this Agreement, including (i) obtaining all necessary actions or nonactions, waivers, consents and approvals, including the Company Approvals, from Governmental Entities and making all necessary registrations and filings and taking all steps as may be necessary to obtain an approval or waiver from, or to avoid an action or proceeding by, any Governmental Entity, (ii) obtaining all necessary consents, approvals or waivers from third parties, (iii) defending any lawsuits or other legal proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the Merger and the other transactions contemplated by this Agreement, (iv) causing the conditions to Closing to be satisfied as promptly as practicable, and (v) executing and delivering any additional instruments necessary to consummate the Merger and the other transactions contemplated by this Agreement.

(b) Each party hereto shall promptly consult (which shall include a reasonable opportunity to review and comment on any filings) with the other parties hereto with respect to, provide any necessary information with respect to, and provide the other (or its counsel) copies of, all filings made by such party with any Governmental Entity or any other information supplied by such party to a Governmental Entity in connection with this Agreement and the transactions contemplated by this Agreement. Each party hereto shall promptly inform the other of any material communication from any Governmental Entity regarding any of the transactions contemplated by this Agreement unless otherwise prohibited by Law. If any party hereto receives a request for additional information or documentary material from any such Government Entity with respect to the transactions contemplated by this Agreement, then such party shall endeavor in good faith to make, or cause to be made, as soon as reasonably practicable and after consultation with the other party, an appropriate response in compliance with such request.

(c) Parent, Merger Sub and their respective Affiliates shall not acquire or agree to acquire by merging or consolidating with, or by purchasing a substantial portion of the assets of or equity in, or by another other manner, any entity or portion thereof, or otherwise acquire or agree to acquire any assets, if the entering into a definitive agreement relating to or the consummation of such acquisition, merger or consolidation would reasonably be expected to (i) impose any delay in the obtaining of, or increase the risk of not obtaining, debt financing Parent and Merger Sub require in order to consummate the Merger and the Transactions, or (ii) otherwise delay the consummation of the Merger and the Transactions.

5.7 Takeover Statute. If any “fair price,” “moratorium,” “control share acquisition” or other form of antitakeover statute or regulation shall become applicable to the transactions contemplated hereby, each of the Company, Parent, Merger Sub and the members of their respective boards of directors shall grant such approvals and take such actions as are reasonably necessary so that the transactions contemplated hereby may be consummated as promptly as practicable on the terms contemplated hereby and otherwise act to eliminate or minimize the effects of such statute or regulation on the transactions contemplated hereby.

5.8 Public Announcements. Each of the parties hereto agrees that, promptly following the execution of this Agreement, each of the Company and Parent shall issue a press release in a form reasonably and mutually agreed to by Parent and the Company announcing the execution of this Agreement. Additionally, the Company shall file a current report with the SEC on Form 8-K attaching the press release issued by the Company. Thereafter, the parties agree to consult with each other regarding, and provide each other the reasonable opportunity to review and comment upon, any press release or other public statement or comment relating to this Agreement or the transactions contemplated by this Agreement prior to the issuance of such press release or other public statement or comment and shall not issue any such press release or other public statement or comment prior to such consultation and review, which consultation and review shall not be unreasonably delayed, except as may be required by applicable Law or by the rules or regulations of the SEC or any national securities exchange. Merger Sub and the Company agree to issue a joint press release announcing this Agreement.

5.9 Indemnification and Insurance.

(a) All rights to indemnification, advancement of expenses and exculpation from liabilities for acts or omissions occurring at or prior to the Effective Time existing in favor of the current or former directors or officers of the Company and its Subsidiaries (collectively, the “Indemnified Parties”) as provided in their respective certificates of incorporation or bylaws (or comparable organizational documents) and any indemnification or other agreements of the Company or any of its Subsidiaries as in effect on the date of this Agreement (in each case, to the extent copies of which have been furnished or made available to Parent and Merger Sub prior to the date hereof) shall be assumed by the Surviving Corporation in the Merger, without further action, at the Effective Time, and shall survive the Merger and shall continue in full force and effect without amendment, repeal or other modification for a period of six (6) years following the Closing Date, and Parent shall cause the Surviving Corporation to comply with and honor the foregoing obligations; provided that such obligations shall be subject to any limitation imposed from time to time under applicable Law. From the Effective Time through the sixth (6th) anniversary of the date on which the Effective Time occurs, the certificate of incorporation and bylaws of the Surviving Corporation shall contain, and Parent shall cause the certificate of incorporation and bylaws of the Surviving Corporation to contain, provisions no less favorable with respect to indemnification, advancement of expenses and exculpation of present and former directors and officers of the Company and its Subsidiaries for acts or omissions occurring at or prior to the Effective Time than are presently set forth in the Company Certificate and Company Bylaws in effect on the date of this Agreement, and such provisions shall not be amended, repealed, or otherwise modified in any manner that would reasonably be expected to adversely affect the rights thereunder of any Indemnified Party.

(b) The Company may purchase, prior to the Effective Time, and if the Company does not so purchase, Parent shall or shall cause the Surviving Corporation to purchase promptly after the Effective Time, a six (6)-year “tail” prepaid policy on the Company’s directors’ and officers’ liability insurance policy covering each person currently covered by the Company’s directors’ and officers’ liability insurance policy, on terms with respect to such coverage and amounts no less favorable than those of such policy in effect on the date hereof.

(c) This Section 5.9 shall survive the consummation of the Merger indefinitely and is intended to be for the benefit of, and shall be enforceable by, the Indemnified Parties referred to herein, their heirs, legal representatives, successors, assigns and personal representatives and shall be binding on the Surviving Corporation and its successors and assigns. In the event that the Surviving Corporation or any of its successors or assigns or transfers or conveys all or a majority of its properties or assets to any person, then, and in each such case, proper provision shall be made so that the successors and assigns of the Surviving Corporation shall succeed to the obligations set forth in this Section 5.9. The provisions of this Section 5.9 are in addition to, and not in substitution for, any other rights to indemnification that the Indemnified Parties, their heirs and personal representatives may have by contract or otherwise.

5.10 Notification of Certain Matters. The Company shall give prompt notice to Parent and Merger Sub, and Parent and Merger Sub shall give prompt notice to the Company, of (a) any notice or other communication received by such party from any Governmental Entity in connection with the Merger or the other Transactions or from any person alleging that the consent of such person is or may be required in connection with the Merger or the other Transactions, (b) any actions, suits, investigations or proceedings commenced or, to such party’s knowledge, threatened against, relating to or involving such party or any of its Subsidiaries, (c) any representation or warranty made by it in this Agreement to be untrue in any material respect, (d) any failure of such party to comply with or satisfy, any covenant, condition or agreement to be complied with or satisfied by it hereunder, and (e) the discovery of any fact or circumstance that, or the occurrence or non-occurrence of any event which would, cause or result in any of the conditions to the Merger set forth in Article VI not being satisfied or satisfaction of those conditions being materially delayed; provided, however, that the delivery of any notice pursuant to this Section 5.9 shall not (i) cure any breach of, or non-compliance with, any other provision of this Agreement or (ii) limit the remedies available to the party receiving such notice.

5.11 Litigation.

(a) The Company shall keep Parent informed on a timely and current basis of all material developments relating to any stockholder litigation against the Company or its directors relating to the Transactions. In addition, the Company shall give Parent the reasonable opportunity to consult with it concerning the defense or settlement of any stockholder litigation against the Company or its directors relating to the Transactions, and no such settlement shall be agreed to without Parent’s prior written consent, unless such settlement (a) is covered by the Company’s insurance policy (and such coverage has not been denied by the applicable insurance carrier) and (b) involves only the payment of monetary damages and such monetary damages are not in excess of the applicable policy limits under such insurance policy.

(b) The Company shall keep Parent informed on a timely and current basis of all developments relating to the matters described on Schedule 3.11 as “Pending Lawsuits” (the “Pending Litigation”) and shall give Parent the reasonable opportunity to consult with it concerning the settlement or prosecution of any such litigation and no such settlement shall be agreed to without Parent’s prior written consent, unless such settlement includes a full release of the Company and its Subsidiaries and involves no actions or commitments by the Company except the receipt of monetary damages, if applicable. The Company (i) shall take steps toward achieving an orderly resolution and dismissal of any such Pending Litigation that is not class action litigation in a manner reasonably believed to be in the best interest of the Company, based on its ownership after the Effective Time, (ii) shall not actively prosecute the Pending Litigation, other than with respect to class action litigation and prosecution permitted by (i), and (iii) not take any action which CMC would be prohibited from taking if the Formation Agreement had been executed and was in effect.

5.12 Rollover Holders. Immediately prior to the Closing, each issued and outstanding Common Share set forth in Exhibit D (the “Rollover Shares”) shall immediately before the Effective Time be contributed by each of the Rollover Holders to Parent in exchange solely for the number of validly issued shares of stock of Parent set forth in, and in accordance with, the Exchange Agreements (the “Exchange”) and such Rollover Shares shall be cancelled at the Effective Time in accordance with Section 2.1(b). As of the Effective Time, all such Rollover Shares when so cancelled, shall no longer be issued and outstanding and shall automatically cease to exist, and each Rollover Holder shall cease to have any rights with respect thereto, except the right to receive the shares of Parent stock as set forth in the Exchange Agreement.

ARTICLE VI

CONDITIONS TO THE MERGER

6.1 Conditions to Each Party’s Obligation to Effect the Merger. The respective obligations of each party to effect the Merger shall be subject to the fulfillment (or waiver by all parties) at or prior to the Effective Time of the following conditions:

(a) The Company Shareholder Approval shall have been obtained.

(b) No order issued by any court of competent jurisdiction and no Law which restrains, enjoins or otherwise prohibits the consummation of the Merger shall have been entered, enacted or promulgated and shall continue to be in effect.

6.2 Conditions to Obligation of the Company to Effect the Merger. The obligation of the Company to effect the Merger is further subject to the satisfaction (or waiver by the Company) of each of the following conditions:

(a) The representations and warranties of Parent and Merger Sub set forth in this Agreement shall be true and correct (disregarding any limitation as to “materiality,” “Merger Sub Material Adverse Effect” or similar qualifiers set forth therein) both at and as of the date of this Agreement and at and as of the Closing Date with the same force and effect as if made on the Closing Date (except that those representations and warranties that are made as of a particular date or period must be true and correct only as of such date or period), except where the failure of such representations and warranties to be so true and correct would not, individually or in the aggregate, have a Merger Sub Material Adverse Effect; provided, however, that the representations and warranties of the Parent and the Merger Sub contained in Sections 4.2 and 4.4 shall be true and correct in all material respects both at and as of the date of this Agreement and at and as of the Closing Date with the same force and effect as if made on the Closing Date.

(b) Parent and Merger Sub shall have, in all material respects, performed and complied with their respect covenants and agreements required by this Agreement to be performed or complied with by each of them prior to the Effective Time.

(c) Since the date hereof, there shall not have occurred any fact, circumstance, event, change, effect, development or occurrence which, individually or in the aggregate, has had, or would reasonably be expected to have, a Merger Sub Material Adverse Effect.

(d) Parent and Merger Sub shall have delivered to the Company a certificate, dated the Effective Time and signed by a duly authorized officer or principal of Parent and by Merger Sub’s President, certifying to the effect that the conditions set forth in Sections 6.2(a), 6.2(b) and 6.2(c) have been satisfied.

(e) Parent shall have executed and delivered the Exchange Agreements to the respective Rollover Holders.

6.3 Conditions to Obligations of Parent and Merger Sub to Effect the Merger. The obligations of Parent and Merger Sub to effect the Merger are further subject to the satisfaction (or waiver by the Parent and Merger Sub) of each of the following conditions:

(a) The representations and warranties of the Company set forth in this Agreement shall be true and correct (disregarding any limitation as to “materiality,” “Company Material Adverse Effect” or similar qualifiers set forth therein, except with respect to such “materiality” qualifier included in Section 3.2(a)) both at and as of the date of this Agreement and at and as of the Closing Date with the same force and effect as if made on the Closing Date (except that those representations and warranties that are made as of a particular date or period must be true and correct only as of such date or period), except where the failure of such representations and warranties to be so true and correct would not, individually or in the aggregate, have a Company Material Adverse Effect; provided, however, that the representations and warranties of the Company contained in Sections 3.2(a) and 3.2(b) shall be true and correct in all respects and that the representations and warranties of the Company contained in Section 3.3(a) shall be true and correct in all material respects both at and as of the date of this Agreement and at and as of the Closing Date with the same force and effect as if made on the Closing Date.

(b) The Company shall have, in all material respects, performed all obligations and complied with all covenants and agreements required by this Agreement to be performed or complied with by it prior to the Effective Time.

(c) Since the date hereof, there shall not have occurred any fact, circumstance, event, change, effect, development or occurrence which, individually or in the aggregate, has had, or would reasonably be expected to have, a Company Material Adverse Effect.

(d) The Company shall have delivered to Merger Sub a certificate, dated the Effective Time and signed by its Chief Executive Officer and Chief Financial Officer, certifying to the effect that the conditions set forth in Sections 6.3(a), 6.3(b), 6.3(c), 6.3(l) and 6.3(m) have been satisfied.

(e) Each of the Exchange Agreements and the Voting Agreements shall be in full force and effect, each of the parties to the Exchange Agreements and the Voting Agreements (other than the Parent or the Merger Sub, if applicable) shall have performed in all material respects all of their obligations and complied with all of their covenants in such agreements required to be performed or complied with prior to the Effective Time (including, but not limited to, delivery of the Rollover Shares to Parent).

(f) (1) Each of the Employment Agreements shall be in full force and effect as of the Closing and the terms thereof shall not have been amended or waived without the prior written consent of Parent, and (2) each of Key Employees shall be employed by the Company and neither of the Key Employees shall have resigned or been terminated or indicated they intend to resign;

(g) The total number of Dissenting Shares shall not exceed ten percent (10%) of the outstanding Common Shares as of the Effective Time.

(h) Parent shall have received written resignation letters from each of the members of the respective board of directors of the Company and its Subsidiaries, effective as of the Effective Time which resignations shall confirm that all director fees and similar amounts payable by the Company or any of its Subsidiaries to such director for services rendered prior to or at Closing have been paid;

(i) The Company shall have obtained all material consents or approvals required under any Company Material Contract in connection with the execution, delivery and performance of this Agreement and the Transactions contemplated hereby;

(j) Each Company Stock Option shall be either exercised or cancelled and terminated at the Effective Time into the right to receive a cash amount equal to the Option Consideration;

(k) The Surviving Corporation and CMC shall have entered into the Formation Agreement;

(l) The Company’s certification from The Joint Commission shall not have been suspended or revoked;

(m) The Company shall have cash or cash equivalents in an amount equal or greater than the sum of (i) $1 million plus (ii) the amount of any of the Company’s Designated Pre-Closing Expenses that remain unpaid as of Closing and the Company shall have delivered a schedule of such unpaid Designated Pre-Closing Expenses to Parent, which schedule lists the name of the Person to whom any Designated Pre-Closing Expense is owed and the amount of unpaid Company Designated Pre-Closing Expenses due to each such person or entity listed on such schedule;

(n) The Parent and Merger Sub shall have obtained, on terms and conditions satisfactory to Parent, funded debt financing of not less than $17.5 million; and

(o) The total payments required to be made by Parent and Merger Sub pursuant to this Agreement are equal to or less than (i) $42,848,042 minus (ii) the Per Share Price multiplied by the number of Rollover Shares.

6.4 Frustration of Closing Conditions. Neither the Company, on the one hand, nor Parent or Merger Sub, on the other, may rely, either as a basis for not consummating the Merger or terminating this Agreement and abandoning the Merger, on the failure of any condition set forth in Sections 6.1, 6.2 or 6.3, as the case may be, to be satisfied if such failure was caused by such party’s breach of any provision of this Agreement or failure to use its reasonable best efforts to consummate the Merger and the other transactions contemplated hereby, as required by and subject to Section 5.6.

ARTICLE VII

TERMINATION

7.1 Termination and Abandonment. Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and abandoned at any time prior to the Effective Time, whether before or (except as provided below) after receipt of the Company Shareholder Approval:

(a) by the mutual written consent of the Company and Parent;

(b) by either the Company or Parent if the Effective Time shall not have occurred on or before May 4, 2011 (the “End Date”) provided however that the right to terminate this Agreement pursuant to this Section 7.1(b) shall not be available to a party whose failure to perform any of its obligations under this Agreement has been the primary cause of, or resulted in, the failure of the Merger to be consummated on or before the End Date;

(c) by either the Company or Parent if a Governmental Entity shall have issued or entered a judgment, order, injunction or decree or taken any other action permanently restraining, enjoining or otherwise prohibiting the consummation of the Merger and such judgment, order, injunction or decree or any other action shall have become final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this Section 7.1(c) shall have used its reasonable best efforts to have such injunction lifted;

(d) by either the Company or Parent if the Company Meeting (including the final postponement or adjournment thereof, if applicable) shall have concluded and the Company Shareholder Approval shall not have been obtained; provided that the right to terminate this Agreement pursuant to this Section 7.1(d) shall not be available to the Company if the Company has breached in any material respect its obligations under Sections 5.4 or 5.6;

(e) by the Company, if Parent or Merger Sub shall have breached or failed to perform any of their respective representations, warranties, covenants or agreements contained in this Agreement or any of such representations and warranties shall become untrue after the date of this Agreement and on or before the Closing Date (in each case, a “Parent Terminating Breach”) and such Parent Terminating Breach (i) would result in a failure of a condition set forth in Section 6.2 (assuming the date of such determination is the Closing Date) and (ii) cannot be or has not been cured within 10 days after the giving of written notice to the Parent of such breach;

(f) by the Company, prior to obtaining the Company Shareholder Approval, pursuant to and in compliance with Section 5.3(d) provided that the Company shall have complied with all of the provisions of Section 5.3;

(g) by Parent, if the Company shall have breached or failed to perform any of its representations, warranties, covenants or agreements contained in this Agreement, or any of such representations and warranties shall become untrue after the date of this Agreement and on or before the Closing Date (in either case a “Company Terminating Breach”) and such Company Terminating Breach (i) would result in a failure of a condition set forth in Section 6.3 (assuming the date of such determination is the Closing Date) and (ii) cannot be or has not been cured within 10 days after the giving of written notice to the Company of such breach;

(h) by Parent, if a Company Adverse Recommendation Change shall have occurred;

(i) by Parent if (A) the Company or any of its Representatives shall have intentionally breached any of Section 5.3(a), any of the penultimate sentence of Section 5.3(b) or any of Section 5.4, (B) for any reason the Company shall have failed to convene and complete the Company Meeting within 45 days of the date that the Proxy Statement is cleared by the SEC unless the Company has entered into an Acquisition Agreement or a Company Adverse Recommendation Change has occurred, or (C) the Company shall have entered into an Acquisition Agreement; and

(j) by Parent if (A) the Company settles any stockholder litigation against the Company or its directors relating to the Transactions without Parent’s prior written consent and (B) such settlement either (I) is not covered by the Company’s insurance policy (or such coverage is denied by the applicable insurance carrier), (II) does not involve only the payment of monetary damages, or (III) involves only the payment of money damages, but such payment is in excess of the policy limits under such insurance policy.

7.2 Effect of Termination.

(a) In the event that (i) (A) any person makes a bona fide Acquisition Proposal, (B) this Agreement is terminated by either Parent or the Company pursuant to Section 7.1(b), and (C) within nine months following the date of such termination the Company enters into a definitive agreement or other agreement with respect to such Acquisition Proposal, then the Company shall pay to Merger Sub a fee of $1,500,000 (the “Termination Fee”), which amount shall be payable by wire transfer of same day funds, within two (2) Business Days following the date the Company enters into the definitive agreement with respect to such Acquisition Proposal. In the event that (ii) this Agreement is terminated by Parent pursuant to Section 7.1(h) or Section 7.1(i), or (iii) this Agreement is terminated by the Company pursuant to Section 7.1(f), then the Company shall pay the Termination Fee to Merger Sub, which amount shall be payable by wire transfer of same day funds, within two (2) Business Days following the Termination Date.

(b) The Company acknowledges that the agreements contained in this Section 7.2 are an integral part of the transactions contemplated by this Agreement, and that, without these agreements, Parent and Merger Sub would not enter into this Agreement. If the Company shall fail to pay the Termination Fee when due, the Termination Fee shall be deemed to include the costs and expenses incurred by Parent or Merger Sub (including fees and expenses of counsel) in connection with the collection under and enforcement of this Section 7.2. In the event of termination of this Agreement pursuant to Section 7.1, this Agreement shall terminate (except for the provisions of this Section 7.2, Section 5.8 and Article VIII which shall survive such termination), and there shall be no other liability on the part of the Company, Parent or Merger Sub to the other except (i) as provided in this Section 7.2 and (ii) the payment of the Termination Fee as set forth in Section 7.2(a) and the related costs and expenses as set forth in this Section 7.2(b). Notwithstanding the foregoing, to the extent that such termination results from the willful and material breach by a party of any representation or warranty set forth in this Agreement or from the willful and material breach by a party of any covenant or agreement set forth in this Agreement, then such party shall be liable for any damages incurred or suffered by the other party as a result of such breach.

ARTICLE VIII

MISCELLANEOUS

8.1 No Survival. The representations, warranties, covenants and agreements set forth in this Agreement and any certificates delivered pursuant hereto shall terminate at the Effective Time or, except as otherwise provided in Section 7.2, upon the termination of this Agreement pursuant to Section 7.1, as the case may be, except that the agreements set forth in Article II, Section 5.8 and Section 7.2 and this Article VIII, shall survive indefinitely. The GPP Confidentiality Agreement shall (i) survive termination of this Agreement in accordance with its terms and (ii) terminate as of the Effective Time.

8.2 Transaction Expenses. Except as provided in Section 7.2, all Transaction Expenses shall be paid by the party incurring such Transaction Expenses, whether or not the Merger is consummated. Notwithstanding the foregoing, if the Merger is consummated, the Surviving Corporation shall, within ten Business Days after Parent’s request for such reimbursement, reimburse Parent for all Parent Expenses, if such expenses were not reimbursed prior to the Effective Time.

8.3 Notices. Any notice, request, instruction or other document to be given hereunder by any party to the others shall be in writing and delivered personally or sent by registered or certified mail, postage prepaid, or by facsimile:

If to Parent or Merger Sub:

c/o Great Point Partners, LLC

165 Mason Street, 3rd Floor

Greenwich, CT 06830

Attention: Adam B. Dolder

Fax: (203) 971-3320

With copies to:

McDermott Will & Emery LLP

227 West Monroe Street

Chicago, IL 60606

Attention: Brooks B. Gruemmer

Fax: (312) 984-7700

If to the Company:

American Surgical Holdings, Inc.

10039 Bissonnet Suite 250

Houston, TX 77036-7852

Attention: Zak W. Elgamal

Fax: (713) 779-9862

With copies to:

Broad and Cassel

1 North Clematis Street, Suite 500

West Palm Beach, FL 33401

Attention: Kathleen L. Deutsch, P.A.

Fax: (561) 650-1130

or to such other persons or addresses as may be designated in writing by the party to receive such notice as provided above.

8.4 Amendments. Subject to the provisions of applicable Law, at any time prior to the Effective Time the parties hereto may modify or amend this Agreement by written agreement executed and delivered by duly authorized officers of Parent and the Company.

8.5 Waiver of Conditions. The conditions to each of the parties’ obligations to consummate the Merger are for the sole benefit of such party and may be waived by such party, but only in writing, in whole or in part to the extent permitted by applicable Law. At any time prior to the Effective Time, any party may, subject to applicable

Law (a) waive any inaccuracies in the representations and warranties of any other party hereto, (b) extend the time for the performance of any of the obligations or acts of any other party hereto, or (c) waive compliance by the other party with any of the agreements contained herein.

8.6 Assignment. Neither his Agreement nor any of the rights, interests or obligations hereunder shall be assignable without the prior written consent of the other parties Any purported assignment made in contravention of this Agreement shall be null and void; provided, however, that Parent or Merger Sub may make a collateral assignment of its rights and interests under this Agreement to its lenders and other financing sources, provided further, that no assignment shall limit the assignor’s obligations hereunder. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective permitted successors and assigns.

8.7 Governing Law. This Agreement shall be construed in accordance with and governed by the law of the State of Delaware without giving effect to the principles of conflicts of laws thereof.

8.8 Entire Agreement. This Agreement (including any exhibits hereto and the agreements referred to herein or contemplated hereby) and the GPP Confidentiality Agreement constitute the entire agreement, and supersede all other prior agreements, understandings, representations and warranties both written and oral, among the parties, with respect to the subject matter hereof, including the Letter of Intent between the Company and Great Point Partners I, L.P., dated March 16, 2010, which shall terminate and be of no further force and effect.

8.9 No Third Party Beneficiaries. Except as provided in Section 5.9 (Indemnification), the rights of the holders of the Common Shares and Company Warrants, after the Effective Time, to receive their respective portions of the Payment Fund, and the rights of the holders of the Company Stock Options to receive the Option Consideration, this Agreement is solely for the benefit of the Company, the Parent and the Merger Sub and is not intended to and does not confer upon any person other than the parties hereto any rights, remedies, claims or causes of action of any nature whatsoever.

8.10 Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

8.11 Interpretation. The table of contents and Article, Section, Subsection and Paragraph headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.

8.12 Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

8.13 Definitions. As used in this Agreement the following terms shall have the following meanings:

“Affiliates” shall mean, as to any person, any other person which, directly or indirectly, controls, or is controlled by, or is under common control with, such person.

“Balance Sheet Adjustments” means the greater of (a) if the accounts receivable of the Company and its Subsidiaries reflected on the Projected Balance Sheet (the “Projected A/R”) are less than an amount equal to net sales of the Company and its Subsidiaries during the most recent trailing twelve calendar month period completed not less than 45 days prior to the Projected Payment Date (the “LTM Sales”) divided by 365 multiplied by 50 (the “Baseline A/R”) then an amount equal to the amount by which the Projected A/R is less than the Baseline A/R, (b) if the accounts payable of the Company and its Subsidiaries reflected on the Projected Balance Sheet (the “Projected Current Payables”) is greater than the LTM Sales divided by 365 and multiplied by 1 (the “Baseline Current Liabilities”) then an amount equal to the amount by which the Projected Current Payables exceeds the Baseline Current Payables, or (c) if the Net Working Capital of the Company and its Subsidiaries reflected on the Projected Balance Sheet (the “Projected NWC”) is less than 11% of LTM Sales (the “Baseline NWC”), then an amount equal to the amount by which the Projected NWC is less than the Baseline NWC.

“Business Day” shall mean any day other than a Saturday, Sunday or a day on which the banks in Delaware are authorized by Law or executive order to be closed. References in this Agreement to specific laws or to specific provisions of laws shall include all rules and regulations promulgated thereunder. Any statute defined or referred to herein or in any agreement or instrument referred to herein shall mean such statute as from time to time amended, modified or supplemented, including by succession of comparable successor statutes.

“CMC” shall mean CMC Associates, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company which will be formed and capitalized by the Company pursuant to the Formation Agreement solely by the assignment of the Excluded Assets.

“Control” (including, with its correlative meanings, “controlled by” and “under common control with”) shall mean the possession, directly or indirectly, of the power to direct or cause the direction of management or policies of a person, whether through the ownership of securities or partnership or other ownership interests, by contract or otherwise. References in this Agreement (except as specifically otherwise defined) to “person” shall mean an individual, a corporation, a partnership, a limited liability company, an association, a trust or any other entity, group (as such term is used in Section 13 of the Exchange Act) or organization, including, a Governmental Entity, and any permitted successors and assigns of such person.

“Designated Pre-Closing Expenses” means (a) all unpaid Transaction Expenses (including Transaction Expenses that will be incurred after the date of measurement but on or prior to the Closing), (b) the amount of cash to be contributed to CMC, (c) all unpaid director fees or bonuses payable to directors of the Company or its Subsidiaries, in each case related to the period ending on or prior to the Closing or the completion of the Transactions (including any such fee and bonuses that will be payable after the date of measurement), (d) all bonuses payable to officers, directors or employees of the Company or any of its Subsidiaries (including any bonuses payable or contingent upon the completion of any of the Transactions) and any taxes payable by the Company or any of its Subsidiaries with respect to such bonuses and (e) all previously declared, but unpaid, dividends.

“Designated Warrants” means the warrants listed on Schedule 5.5.

“EBITDA” means the Company’s (prior to the Closing) or the Surviving Corporation’s (after the Closing) earnings before interest, taxes, depreciation and amortization, and also excluding (a) all transaction fees related to the Merger and the Transactions and monitoring fees payable to any third party by the Surviving Corporation; and (b) any EBITDA generated from any Acquired Business (as defined in the Employment Agreements) subsequent to the Closing by the Surviving Corporation unless the Key Employees (or either of them) are involved in the operation or management of such newly acquired business, in which case, the EBITDA generated therefrom shall be included in EBITDA.

“Employment Agreements” means the Employment Agreements between the Company and each of the Key Employees, dated the date hereof and attached hereto as Exhibit B.

“Excluded Assets” means a cash amount of not more than $100,000 and the Company’s and its Subsidiaries’ right to and beneficial interest in any proceeds under the pending lawsuits listed in Section 8.13 of the Company Disclosure Schedules.

“Force Majeure” means acts of God (including fire, flood, earthquake, storm, hurricane or other natural disaster), war, invasion, act of foreign enemies, hostilities (regardless of whether war is declared), civil war, rebellion, revolution, insurrection, military or usurped power or confiscation, terrorist activities, nationalisation, government sanction, blockage, embargo, labor dispute, strike, lockout or interruption or failure of electricity or telephone service or similar event that is outside of the control of the Company.

“Key Employees” means each of Zak W. Elgamal and Jaime A. Olmo-Rivas.

“Formation Agreement” means the Formation Agreement between the Company and CMC in the form attached hereto as Exhibit C.

“Knowledge” means (i) with respect to Parent or Merger Sub, the actual knowledge after reasonable inquiry of the executive officers of Parent or Merger Sub, and (ii) with respect to the Company, the actual knowledge after reasonable inquiry of either of the Key Employees, or James Longaker.

“Majority Holders” means each of Zak W. Elgamal and Jaime A. Olmo-Rivas.

“Net Working Capital” shall mean the current assets of the Company and its Subsidiaries (excluding cash) minus the current liabilities of the Company and its Subsidiaries, in each case determined in accordance with GAAP.

“Parent Expenses” shall mean all of the out-of-pocket fees and expenses (including all fees and expenses of counsel, accountants, financial advisors and investment bankers and all fees and expenses related to any financing , including any commitment fees) incurred by the Parent or on its behalf in connection with or related to the authorization, preparation, negotiation, execution and performance of this Agreement, the Voting Agreement, the Exchange Agreements, the filing of any required notices under regulations and any and all other matters related to the Merger and the other Transactions

“Permitted Liens” shall mean any such Lien (A) for Taxes or governmental assessments, charges or claims of payment not yet due or which are being contested in good faith and for which adequate accruals or reserves have been established in the Company’s financial statements in accordance with GAAP, (B) which is a carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s or other similar Lien arising in the ordinary course of business for amounts not yet due and payable or which are being contested in good faith through appropriate proceedings, (C) which is disclosed on the most recent consolidated balance sheet of the Company or notes thereto and (D) all other title exceptions, defects, encumbrances and other matters, whether or not of record, which do not materially affect the continued use of the property for the purposes for which the property is currently being used by the Company or a Subsidiary of the Company as of the date of this Agreement.

“Permitted Payment Amount” means (a) the Company’s reasonable estimate of the amount of cash that the Company and its Subsidiaries will have on hand on the Projected Payment Date as set forth on the Projected Balance Sheet minus (b) $1,000,000, minus (c) all unpaid Designated Pre-Closing Expenses minus (d) the Balance Sheet Adjustments, if any.

“Subsidiaries” of any party shall mean any corporation, partnership, association, trust or other form of legal entity of which (i) more than 50% of the outstanding voting securities are on the date of this Agreement directly or indirectly owned by such party, or (ii) such party or any Subsidiary of such party is a general partner (excluding partnerships in which such party or any Subsidiary of such party does not have a majority of the voting interests in such partnership).

“Transaction Expenses” shall mean all of the Company’s out-of-pocket fees and expenses (including all fees and expenses of the Company’s counsel (including counsel to the Special Committee), counsel for the Key Employees, the Company’s accountants, financial advisors (including advisors to the Special Committee) and investment bankers), incurred by the Company or on its behalf in connection with or related to the authorization, preparation, negotiation, execution and performance of this Agreement, the Voting Agreement, the Exchange Agreements, the filing of any required notices under regulations and any and all other matters related to the Merger and the other Transactions.

“Transactions” refers collectively to this Agreement and the transactions contemplated hereby (including the Merger), and the Voting Agreements, the Formation Agreement, the Employment Agreements and the Exchange Agreements and the transactions contemplated thereby.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

AMERICAN SURGICAL HOLDINGS, INC.

By:	/s/ Zak Elgamal
Name: Zak Elgamal
Title: Chief Executive Officer

AH HOLDINGS, INC.

By:	/s/ Adam B. Dolder
Name: Adam B. Dolder
Title: Secretary

AH MERGER SUB, INC.

By:	/s/ Adam B. Dolder
Name: Adam B. Dolder
Title: Secretary

Exhibit A

Voting Agreement

EXECUTION COPY

STOCKHOLDER VOTING AGREEMENT

This STOCKHOLDER VOTING AGREEMENT (this “Agreement”) dated as of December 20, 2010 between AH Holdings, Inc. (“Parent”), a Delaware corporation, and Zak W. Elgamal (the “Stockholder”).

WHEREAS, Parent, AH Merger Sub, Inc., a Delaware corporation (“Sub”), and American Surgical Holdings, Inc. (the “Company”), are entering into an Agreement and Plan of Merger dated as of the date hereof (as the same may be amended, modified or supplemented or restated, the “Merger Agreement”; capitalized terms used but not defined herein shall have the meanings set forth in the Merger Agreement);

WHEREAS, Stockholder owns the number of Common Shares set forth opposite his, her or its name on Schedule A hereto (such Common Shares, together with any other shares of capital stock of the Company acquired by such Stockholder after the date hereof and during the term of this Agreement, being collectively referred to herein as the “Subject Shares” of such Stockholder);

WHEREAS, Stockholder owns the number of Options to acquire Common Shares set forth opposite his, her or its name on Schedule A hereto (the “ Subject Options”)

WHEREAS, Stockholder and Parent are parties to that certain Exchange Agreement dated as of the date hereof (the “Exchange Agreement”); and

WHEREAS, as a condition to its willingness to enter into the Merger Agreement, Parent and Sub have required that Stockholder enter into this Agreement and the Stockholder desires to enter into this Agreement to induce Parent and Sub to enter into the Merger Agreement.

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1. Representations and Warranties of Stockholder. Stockholder hereby represents and warrants to Parent as of the date hereof as follows:

(a) Authority; Execution and Delivery; Enforceability. The Stockholder has all requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The Stockholder has duly authorized, executed and delivered this Agreement, and this Agreement constitutes the legal, valid and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (b) the application of general principles of equity, whether such enforceability is considered in a proceeding in equity in law. The execution and delivery by the Stockholder of this Agreement does not, and the consummation of the transactions contemplated hereby and compliance with the terms hereof will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a material benefit under, or to increased, additional, accelerated or guaranteed rights or entitlements of any person under, or result in the creation of any lien upon any of the properties or assets of the Stockholder under (i) any provision of any contract, lease, license, indenture, agreement, note, bond, permit, license, concession, franchise or other instrument (“Contract”) to which the Stockholder is a party or by which any properties or assets of the Stockholder are bound; or (ii) subject to the filings and other matters referred to in the next sentence, any provision of any order, judgment or Law applicable to the Stockholder or the properties or assets of the Stockholder. No Consent of, or registration, declaration or filing with, any Governmental Entity or other Person is required to be obtained or made by or with respect to the Stockholder in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby, other than such reports under Sections 13(d) and 16 of the Exchange Act as may be required in connection with this Agreement and the transactions contemplated hereby. If the Stockholder is married and the Subject Shares of the Stockholder constitute community property this Agreement constitutes a valid and binding agreement of the Stockholder’s spouse, enforceable against such spouse in accordance with its terms. No trust of which the Stockholder is a trustee requires the consent of any beneficiary to the execution and delivery of this Agreement or to the consummation of the transactions contemplated hereby. The Stockholder hereby acknowledges that it has received and reviewed a copy of the Merger Agreement.

(b) The Subject Shares. The Stockholder is the owner of, and, except for any Subject Shares held in “street name” and identified on Schedule A, the record owner of the Subject Shares set forth on Schedule A attached hereto. The Stockholder has good and marketable title to the Subject Shares set forth on Schedule A free and clear of any Liens, other than those liens set forth on Schedule A. The Stockholder does not own, of record or beneficially, any shares of capital stock of the Company other than the Subject Shares set forth on Schedule A attached hereto. The Stockholder has the sole right and authority to vote and dispose of the Subject Shares, and the Stockholder is not a party or bound by, and neither the Stockholder nor the Subject Shares is subject to any voting trust or other agreement, option, warrant, proxy, arrangement or restriction with respect to the voting or disposition of the Subject Shares, except as contemplated by this Agreement.

(c) Reliance. The Stockholder understands and acknowledges that the Parent and Sub are entering into the Merger Agreement in reliance upon Stockholder’s execution and delivery of this Agreement.

SECTION 2. Representations and Warranties of Parent. Parent hereby represents and warrants to Stockholder as follows: Parent has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery by Parent of this Agreement and consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Parent. Parent has duly executed and delivered this Agreement, and this Agreement constitutes the legal, valid and binding obligation of Parent, enforceable against Parent in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (b) the application of general principles of equity, whether such enforceability is considered in a proceeding in equity or at law. The execution and delivery by Parent of this Agreement do not, and the consummation of the transactions contemplated hereby and compliance with the terms hereof will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a material benefit under, or result in the creation of any lien upon any of the properties or assets of Parent under (i) the certificate of incorporation or bylaws of Parent, (ii) any provision of any Contract to which Parent is a party or by which any properties or assets of Parent are bound or (iii) subject to the reports under Sections 13(d) and 16 of the Exchange Act as may be required in connection with this Agreement and the transactions contemplated hereby, any provision of any Judgment or Law applicable to Parent or the properties or assets of Parent.

SECTION 3. Covenants of Stockholder. Stockholder covenants and agrees as follows:

(a) At any meeting of the stockholders of the Company called to vote on the Merger, the Merger Agreement or the other Transactions or at any adjournment thereof, or in any other circumstances upon which a vote, consent or other approval (including by written consent) with respect to the Merger, the Merger Agreement or the other Transactions is sought, the Stockholder shall, (i) when a meeting is held, appear at such meeting or otherwise cause all Subject Shares that were outstanding on the record date for such meeting to be counted as present thereat for purposes of establishing a quorum, and (ii) vote (or cause to be voted), including by executing a written consent, the Subject Shares that were outstanding on the record date for such meeting in favor of the adoption and approval of the Merger, the Merger Agreement and all of the Transactions.

(b) The Stockholder hereby irrevocably grants to, and appoints, Parent and Sub, or any of them, and any individual designated in writing by any of them, and each of them individually, as the Stockholder’s proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of the

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Stockholder, to vote the Subject Shares of the Stockholder that are outstanding on the applicable date, or grant a consent or approval in respect of the Subject Shares of the Stockholder that are outstanding on the applicable date in a manner consistent with this Section 3. The Stockholder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon the Stockholder’s execution and delivery of this Agreement. The Stockholder hereby affirms that the irrevocable proxy and power of attorney set forth in this Section 3(b) is given in connection with the execution of the Merger Agreement, and that such irrevocable proxy and power of attorney is given to secure the performance of the duties of the Stockholder under Section 3 of this Agreement. The Stockholder hereby further affirms that the irrevocable proxy and power of attorney is coupled with an interest and may under no circumstances be revoked. The Stockholder hereby ratifies and confirms all that such irrevocable proxy and attorney-in-fact may lawfully do or cause to be done by virtue hereof. Such irrevocable proxy is executed and intended to be irrevocable in accordance with the provisions of Section 212(e) of the Delaware General Corporation Law. The irrevocable proxy and power of attorney granted hereunder shall automatically terminate upon the termination of both Section 3(a) and Section 3(c).

(c) At any meeting of stockholders of the Company or at any adjournment thereof or in any other circumstances upon which the Stockholder’s vote, consent or other approval is sought with respect to any of the matters described in (x), (y) or (z) below, the Stockholder shall: (i) when a meeting is held, appear at such meeting or otherwise cause all Subject Shares that were outstanding on the applicable record date to be counted as present thereat for purposes of establishing a quorum, and (ii) vote (or cause to be voted) the Subject Shares that were outstanding on the applicable record date against (x) any merger agreement or merger (other than the Merger Agreement and the Merger), consolidation, combination, sale or transfer of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by the Company, (y) any Acquisition Proposal and (z) any amendment of the Company Certificate or the Company By-laws or other proposal or transaction involving the Company or any Company Subsidiary, which amendment or other proposal or transaction would in any manner impede, delay, frustrate, prevent or nullify the Merger or any provision of the Merger Agreement or any of the Transactions or change in any manner the voting rights of any class of the Company’s capital stock. The Stockholder shall not commit or agree to take any action inconsistent with the foregoing. The Stockholder agrees that, as a condition to the Transfer, whether by operation of law or otherwise, of legal or beneficial ownership of the Subject Shares by the Stockholder to any person or entity, the Stockholder shall obtain such person’s or entity’s agreement in writing to be bound by the terms of Section 3.

(d) Stockholder further agrees that, until the termination of this Agreement, Stockholder will not, and will not permit any entity under Stockholder’s control to, (i) solicit proxies or become a “participant” in a “solicitation” (as such terms are defined in Rule 14A under the Exchange Act) with respect to an Acquisition Proposal (as defined below), (ii) initiate a stockholders’ vote with respect to an Acquisition Proposal or (iii) become a member of a “group” (as such term is used in Section 13(d) of the Exchange Act) with respect to any voting securities of the Company with respect to an Acquisition Proposal.

(e) Other than pursuant to this Agreement, the Stockholder shall not directly or indirectly (A) sell, transfer, pledge, encumber, assign or otherwise dispose of (including by gift) (collectively, “Transfer”), or enter into any Contract, option or other arrangement (including any profit sharing arrangement) with respect to the Transfer of, any Subject Shares or Subject Options to any Person other than in accordance with the Merger or (B) grant any proxy, deposit any Subject Shares or Subject Options into any voting trust or enter into any other agreement or arrangement related to the voting of the Subject Shares or Subject Options, whether by proxy, voting agreement or otherwise, with respect to any Subject Shares or (C) commit or agree to take any of the foregoing actions.

(f) The Stockholder shall use its commercially reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement. The Stockholder shall not issue any press release or make any other public statement with respect to the Merger, the Merger Agreement or any other

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Transaction without the prior consent of Parent, except for public statements made in press releases issued by the Company to the extent permitted by the Merger Agreement or as may be required by applicable Law (including, without limitation, making filings required by Sections 13(d) and 16 of the Exchange Act).

(g) The Stockholder agrees to promptly notify Parent of the number of any Subject Shares acquired by the Stockholder after the date hereof.

(h) The Stockholder hereby covenants and agrees that the Stockholder (a) except for any existing liens identified on Schedule A, has not entered into and shall not enter into any agreement that would restrict, limit or interfere with the performance of the Stockholder’s obligations hereunder and (b) shall not take any action that would reasonably be expected to make any of his, her or its representations or warranties contained herein untrue or incorrect or have the effect of preventing or disabling him, her or it from performing his, her or its obligations under this Agreement.

(i) Stockholder shall not enter into any agreement or commitment with any Person the effect of which would be inconsistent with or violative of any of the provisions and agreements contained in this Agreement.

SECTION 4. Termination. This Agreement shall terminate upon the earlier of (a) the Effective Time and (b) the termination of the Merger Agreement in accordance with its terms; provided that Sections 4 and 5 shall survive any termination of this Agreement pursuant to Section 4(b).

No party hereto shall be relieved from any liability for breach of this Agreement by reason of any such termination.

SECTION 5. Consent and Waiver; Termination of Existing Agreements. At the time Stockholder’s Subject Shares are voted pursuant to this Agreement in connection with the Merger, the Merger Agreement and the other Transactions, Stockholder shall be deemed to have given any consents or waivers that are reasonably required for the consummation of the Merger under the terms of any agreement or instrument to which Stockholder is a party or subject or in respect of any rights Stockholder may have in connection with the Merger or the other Transactions (whether such rights exist under any of the Company’s charter documents, or any contract to which the Company is a party or by which it is, or any of its assets are, bound under statutory or common law or otherwise). Without limiting the generality or effect of the foregoing, Stockholder hereby waives any and all rights to contest or object to the execution and delivery of the Merger Agreement, the Company’s board of directors’ actions in approving and recommending the Merger, the Merger Agreement and the Certificate of Merger, or to seek damages or other legal or equitable relief in connection therewith. From and after the Effective Time, Stockholder’s right to receive the consideration set forth in Article II of the Merger Agreement (including but not limited to Stockholder’s rights under the Exchange Agreement) on the terms and subject to the conditions set forth in the Merger Agreement and the Exchange Agreement shall constitute Stockholder’s sole and exclusive right against the Company and/or Parent in respect of Stockholder’s ownership of the Subject Shares and the Subject Options and his status as a stockholder of the Company or any agreement or instrument with the Company pertaining to the Subject Shares and the Subject Options or Stockholder’s status as a stockholder of the Company, in any case other than as set forth in the Merger Agreement or the Exchange Agreement.

SECTION 6. Additional Matters.

(a) Stockholder shall, from time to time, execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as Parent may reasonably request, for the purpose of effectively carrying out the transactions contemplated by this Agreement. Without limiting the generality or effect of the foregoing or any other obligation of Stockholder hereunder, Stockholder hereby authorizes Parent to deliver a copy of this Agreement to the Company and hereby agrees that each of the Company and Parent may rely upon such delivery as conclusively evidencing the waivers of Stockholder referred to in Section 5.

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(b) No person executing this Agreement who is or becomes during the term hereof a director or officer of the Company makes any agreement or understanding herein in his or her capacity as a director or officer of the Company. Stockholder is entering into this Agreement solely in his, her or its capacity as the record holder and beneficial owner of the Subject Shares and nothing herein shall limit or affect any actions taken by Stockholder in his or her capacity as an officer or director of the Company to the extent specifically permitted by the Merger Agreement.

(c) The Stockholder agrees that this Agreement and the obligations hereunder shall attach to the Subject Shares and shall be binding upon any person or entity to which legal or beneficial ownership of such Subject Shares shall pass, whether by operation of law or otherwise, including the Stockholder’s successors. In the event of any stock split, stock dividend, merger, reorganization, recapitalization or other change in the capital structure of the Company affecting the Common Shares, or the acquisition of additional Common Shares or other voting securities of the Company by the Stockholder (whether by purchase, conversion or otherwise), the number of Subject Shares listed on Schedule A set forth opposite the name of such Stockholder shall be adjusted appropriately and this Agreement and the obligations hereunder shall attach to any additional or decreased Common Shares or other voting securities of the Company issued to or acquired or disposed of by such Stockholder.

SECTION 7. General Provisions.

(a) Amendments. This Agreement may not be amended except by an instrument in writing signed by each of the parties hereto.

(b) Notice. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, mailed by first class mail, return receipt requested, sent by facsimile (with hard copy to follow by regular mail) or sent by overnight courier (providing proof of delivery) to Parent in accordance with Section 9.3 of the Merger Agreement and to the Stockholder at its address set forth on Schedule A hereto (or at such other address for a party as shall be specified by like notice).

(c) Interpretation. When a reference is made in this Agreement to Sections, such reference shall be to a Section to this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Wherever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”.

(d) Severability. If any provision of this Agreement is held to be invalid or unenforceable for any reason, it shall be adjusted rather than voided, if possible, in order to achieve the intent of the parties hereto to the maximum extent possible. In any event, the invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction.

(e) Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement. This Agreement shall become effective when signed by both Parent and Stockholder and delivered to each of them. Each party need not sign the same counterpart. Any counterpart may be executed by facsimile signature and such facsimile signature shall be deemed an original.

(f) Entire Agreement; No Third-Party Beneficiaries. This Agreement, the Exchange Agreement and the Merger Agreement constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof. This Agreement is not intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.

(g) Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof.

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(h) Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise, by Parent without the prior written consent of Stockholder or by Stockholder without the prior written consent of Parent, and any purported assignment without such consent shall be void; provided that notwithstanding the foregoing Parent may assign or transfer its rights, interests and obligations under this Agreement to any Person to which Parent assigns or transfers its rights, interests and obligation under the Merger Agreement in accordance with the Merger Agreement. Subject to the preceding sentences, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

(i) Remedies. No failure or delay by any party in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided herein shall be cumulative and not exclusive of any rights or remedies provided by law or in equity. Parent shall be entitled to recover its reasonable attorney’s fees and expenses in enforcing its rights under this Agreement.

(j) Waiver of Jury Trial. EACH OF THE PARTIES AGREES AND ACKNOWLEDGES THAT ANY CONTROVERSY THAT MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELOCATING TO THIS AGREEMENT, OR THE BREACH, TERMINATION OR VALIDITY OF THIS AGREEMENT.

(k) Specific Performance. Stockholder acknowledges and agrees that (a) the covenants, obligations and agreements of Stockholder contained in this Agreement relate to special, unique and extraordinary matters, (b) Parent is and will be relying on such covenants in connection with entering into the Merger Agreement and the performance of its obligations under the Merger Agreement and (c) a violation of any of the terms of such covenants, obligations or agreements will cause Parent irreparable injury for which adequate remedies are not available at law. Therefore, Stockholder agrees that Parent shall be entitled to an injunction, restraining order or such other equitable relief (without the requirement to post bond) as a court of competent jurisdiction may deem necessary or appropriate to restrain Stockholder from committing any violation of such covenants, obligations or agreements. These injunctive remedies are cumulative and in addition to any other rights and remedies Parent may have.

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IN WITNESS WHEREOF, each party has duly executed this Agreement, all as of the date first written above.

AH HOLDINGS, INC.

By:	/s/ Adam B. Dolder
	Name:	Adam B. Dolder
	Title:	Secretary

/s/ Zak W. Elgamal
Zak W. Elgamal

[SIGNATURE PAGE TO STOCKHOLDER VOTING AGREEMENT]

SCHEDULE A

Name and Address of Stockholder	Number of Shares of Company Common Stock Owned of Record	Number of Shares of Company Common Stock held in “Street name”	Number of Shares Underlying Stock Options Owned
Zak W. Elgamal 10039 Bissonnet Street Suite 250 Houston, TX 77036-7852 Fax: (713) 779-9862	3,108,933	285,715	463,926

Jaime A. Olmo-Rivas 10039 Bissonnet Street Suite 250 Houston, TX 77036-7852 Fax: (713) 779-9862	3,108,932	286,315	463,926

Bland E. Chamberlain III 10039 Bissonnet Street Suite 250 Houston, TX 77036-7852 Fax: (713) 779-9862	991,163	—	115,981

Jose Chapa Jr. 10039 Bissonnet Street Suite 250 Houston, TX 77036-7852 Fax: (713) 779-9862	991,163	—	115,981

Liens on Subject Shares: None

EXECUTION COPY

STOCKHOLDER VOTING AGREEMENT

This STOCKHOLDER VOTING AGREEMENT (this “Agreement”) dated as of December 20, 2010 between AH Holdings, Inc. (“Parent”), a Delaware corporation, and Jaime A. Olmo-Rivas (the “Stockholder”).

WHEREAS, Parent, AH Merger Sub, Inc., a Delaware corporation (“Sub”), and American Surgical Holdings, Inc. (the “Company”), are entering into an Agreement and Plan of Merger dated as of the date hereof (as the same may be amended, modified or supplemented or restated, the “Merger Agreement”; capitalized terms used but not defined herein shall have the meanings set forth in the Merger Agreement);

WHEREAS, Stockholder owns the number of Common Shares set forth opposite his, her or its name on Schedule A hereto (such Common Shares, together with any other shares of capital stock of the Company acquired by such Stockholder after the date hereof and during the term of this Agreement, being collectively referred to herein as the “Subject Shares” of such Stockholder);

WHEREAS, Stockholder owns the number of Options to acquire Common Shares set forth opposite his, her or its name on Schedule A hereto (the “ Subject Options”)

WHEREAS, Stockholder and Parent are parties to that certain Exchange Agreement dated as of the date hereof (the “Exchange Agreement”); and

WHEREAS, as a condition to its willingness to enter into the Merger Agreement, Parent and Sub have required that Stockholder enter into this Agreement and the Stockholder desires to enter into this Agreement to induce Parent and Sub to enter into the Merger Agreement.

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1. Representations and Warranties of Stockholder. Stockholder hereby represents and warrants to Parent as of the date hereof as follows:

(a) Authority; Execution and Delivery; Enforceability. The Stockholder has all requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The Stockholder has duly authorized, executed and delivered this Agreement, and this Agreement constitutes the legal, valid and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (b) the application of general principles of equity, whether such enforceability is considered in a proceeding in equity in law. The execution and delivery by the Stockholder of this Agreement does not, and the consummation of the transactions contemplated hereby and compliance with the terms hereof will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a material benefit under, or to increased, additional, accelerated or guaranteed rights or entitlements of any person under, or result in the creation of any lien upon any of the properties or assets of the Stockholder under (i) any provision of any contract, lease, license, indenture, agreement, note, bond, permit, license, concession, franchise or other instrument (“Contract”) to which the Stockholder is a party or by which any properties or assets of the Stockholder are bound; or (ii) subject to the filings and other matters referred to in the next sentence, any provision of any order, judgment or Law applicable to the Stockholder or the properties or assets of the Stockholder. No Consent of, or registration, declaration or filing with, any Governmental Entity or other Person is required to be obtained or made by or with respect to the Stockholder in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby, other than such reports under Sections 13(d) and 16 of the Exchange Act as may be required in connection with this Agreement and the transactions contemplated hereby. If the Stockholder is married and the Subject Shares of the Stockholder constitute community property this Agreement constitutes a valid and binding agreement of the Stockholder’s spouse, enforceable against such spouse in accordance with its terms. No trust of which the Stockholder is a trustee requires the consent of any beneficiary to the execution and delivery of this Agreement or to the consummation of the transactions contemplated hereby. The Stockholder hereby acknowledges that it has received and reviewed a copy of the Merger Agreement.

(b) The Subject Shares. The Stockholder is the owner of, and, except for any Subject Shares held in “street name” and identified on Schedule A, the record owner of the Subject Shares set forth on Schedule A attached hereto. The Stockholder has good and marketable title to the Subject Shares set forth on Schedule A free and clear of any Liens, other than those liens set forth on Schedule A. The Stockholder does not own, of record or beneficially, any shares of capital stock of the Company other than the Subject Shares set forth on Schedule A attached hereto. The Stockholder has the sole right and authority to vote and dispose of the Subject Shares, and the Stockholder is not a party or bound by, and neither the Stockholder nor the Subject Shares is subject to any voting trust or other agreement, option, warrant, proxy, arrangement or restriction with respect to the voting or disposition of the Subject Shares, except as contemplated by this Agreement.

(c) Reliance. The Stockholder understands and acknowledges that the Parent and Sub are entering into the Merger Agreement in reliance upon Stockholder’s execution and delivery of this Agreement.

SECTION 2. Representations and Warranties of Parent. Parent hereby represents and warrants to Stockholder as follows: Parent has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery by Parent of this Agreement and consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Parent. Parent has duly executed and delivered this Agreement, and this Agreement constitutes the legal, valid and binding obligation of Parent, enforceable against Parent in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (b) the application of general principles of equity, whether such enforceability is considered in a proceeding in equity or at law. The execution and delivery by Parent of this Agreement do not, and the consummation of the transactions contemplated hereby and compliance with the terms hereof will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a material benefit under, or result in the creation of any lien upon any of the properties or assets of Parent under (i) the certificate of incorporation or bylaws of Parent, (ii) any provision of any Contract to which Parent is a party or by which any properties or assets of Parent are bound or (iii) subject to the reports under Sections 13(d) and 16 of the Exchange Act as may be required in connection with this Agreement and the transactions contemplated hereby, any provision of any Judgment or Law applicable to Parent or the properties or assets of Parent.

SECTION 3. Covenants of Stockholder. Stockholder covenants and agrees as follows:

(a) At any meeting of the stockholders of the Company called to vote on the Merger, the Merger Agreement or the other Transactions or at any adjournment thereof, or in any other circumstances upon which a vote, consent or other approval (including by written consent) with respect to the Merger, the Merger Agreement or the other Transactions is sought, the Stockholder shall, (i) when a meeting is held, appear at such meeting or otherwise cause all Subject Shares that were outstanding on the record date for such meeting to be counted as present thereat for purposes of establishing a quorum, and (ii) vote (or cause to be voted), including by executing a written consent, the Subject Shares that were outstanding on the record date for such meeting in favor of the adoption and approval of the Merger, the Merger Agreement and all of the Transactions.

(b) The Stockholder hereby irrevocably grants to, and appoints, Parent and Sub, or any of them, and any individual designated in writing by any of them, and each of them individually, as the Stockholder’s proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of the

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Stockholder, to vote the Subject Shares of the Stockholder that are outstanding on the applicable date, or grant a consent or approval in respect of the Subject Shares of the Stockholder that are outstanding on the applicable date in a manner consistent with this Section 3. The Stockholder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon the Stockholder’s execution and delivery of this Agreement. The Stockholder hereby affirms that the irrevocable proxy and power of attorney set forth in this Section 3(b) is given in connection with the execution of the Merger Agreement, and that such irrevocable proxy and power of attorney is given to secure the performance of the duties of the Stockholder under Section 3 of this Agreement. The Stockholder hereby further affirms that the irrevocable proxy and power of attorney is coupled with an interest and may under no circumstances be revoked. The Stockholder hereby ratifies and confirms all that such irrevocable proxy and attorney-in-fact may lawfully do or cause to be done by virtue hereof. Such irrevocable proxy is executed and intended to be irrevocable in accordance with the provisions of Section 212(e) of the Delaware General Corporation Law. The irrevocable proxy and power of attorney granted hereunder shall automatically terminate upon the termination of both Section 3(a) and Section 3(c).

(c) At any meeting of stockholders of the Company or at any adjournment thereof or in any other circumstances upon which the Stockholder’s vote, consent or other approval is sought with respect to any of the matters described in (x), (y) or (z) below, the Stockholder shall: (i) when a meeting is held, appear at such meeting or otherwise cause all Subject Shares that were outstanding on the applicable record date to be counted as present thereat for purposes of establishing a quorum, and (ii) vote (or cause to be voted) the Subject Shares that were outstanding on the applicable record date against (x) any merger agreement or merger (other than the Merger Agreement and the Merger), consolidation, combination, sale or transfer of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by the Company, (y) any Acquisition Proposal and (z) any amendment of the Company Certificate or the Company By-laws or other proposal or transaction involving the Company or any Company Subsidiary, which amendment or other proposal or transaction would in any manner impede, delay, frustrate, prevent or nullify the Merger or any provision of the Merger Agreement or any of the Transactions or change in any manner the voting rights of any class of the Company’s capital stock. The Stockholder shall not commit or agree to take any action inconsistent with the foregoing. The Stockholder agrees that, as a condition to the Transfer, whether by operation of law or otherwise, of legal or beneficial ownership of the Subject Shares by the Stockholder to any person or entity, the Stockholder shall obtain such person’s or entity’s agreement in writing to be bound by the terms of Section 3.

(d) Stockholder further agrees that, until the termination of this Agreement, Stockholder will not, and will not permit any entity under Stockholder’s control to, (i) solicit proxies or become a “participant” in a “solicitation” (as such terms are defined in Rule 14A under the Exchange Act) with respect to an Acquisition Proposal (as defined below), (ii) initiate a stockholders’ vote with respect to an Acquisition Proposal or (iii) become a member of a “group” (as such term is used in Section 13(d) of the Exchange Act) with respect to any voting securities of the Company with respect to an Acquisition Proposal.

(e) Other than pursuant to this Agreement, the Stockholder shall not directly or indirectly (A) sell, transfer, pledge, encumber, assign or otherwise dispose of (including by gift) (collectively, “Transfer”), or enter into any Contract, option or other arrangement (including any profit sharing arrangement) with respect to the Transfer of, any Subject Shares or Subject Options to any Person other than in accordance with the Merger or (B) grant any proxy, deposit any Subject Shares or Subject Options into any voting trust or enter into any other agreement or arrangement related to the voting of the Subject Shares or Subject Options, whether by proxy, voting agreement or otherwise, with respect to any Subject Shares or (C) commit or agree to take any of the foregoing actions.

(f) The Stockholder shall use its commercially reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement. The Stockholder shall not issue any press release or make any other public statement with respect to the Merger, the Merger Agreement or any other

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Transaction without the prior consent of Parent, except for public statements made in press releases issued by the Company to the extent permitted by the Merger Agreement or as may be required by applicable Law (including, without limitation, making filings required by Sections 13(d) and 16 of the Exchange Act).

(g) The Stockholder agrees to promptly notify Parent of the number of any Subject Shares acquired by the Stockholder after the date hereof.

(h) The Stockholder hereby covenants and agrees that the Stockholder (a) except for any existing liens identified on Schedule A, has not entered into and shall not enter into any agreement that would restrict, limit or interfere with the performance of the Stockholder’s obligations hereunder and (b) shall not take any action that would reasonably be expected to make any of his, her or its representations or warranties contained herein untrue or incorrect or have the effect of preventing or disabling him, her or it from performing his, her or its obligations under this Agreement.

(i) Stockholder shall not enter into any agreement or commitment with any Person the effect of which would be inconsistent with or violative of any of the provisions and agreements contained in this Agreement.

SECTION 4. Termination. This Agreement shall terminate upon the earlier of (a) the Effective Time and (b) the termination of the Merger Agreement in accordance with its terms; provided that Sections 4 and 5 shall survive any termination of this Agreement pursuant to Section 4(b).

No party hereto shall be relieved from any liability for breach of this Agreement by reason of any such termination.

SECTION 5. Consent and Waiver; Termination of Existing Agreements. At the time Stockholder’s Subject Shares are voted pursuant to this Agreement in connection with the Merger, the Merger Agreement and the other Transactions, Stockholder shall be deemed to have given any consents or waivers that are reasonably required for the consummation of the Merger under the terms of any agreement or instrument to which Stockholder is a party or subject or in respect of any rights Stockholder may have in connection with the Merger or the other Transactions (whether such rights exist under any of the Company’s charter documents, or any contract to which the Company is a party or by which it is, or any of its assets are, bound under statutory or common law or otherwise). Without limiting the generality or effect of the foregoing, Stockholder hereby waives any and all rights to contest or object to the execution and delivery of the Merger Agreement, the Company’s board of directors’ actions in approving and recommending the Merger, the Merger Agreement and the Certificate of Merger, or to seek damages or other legal or equitable relief in connection therewith. From and after the Effective Time, Stockholder’s right to receive the consideration set forth in Article II of the Merger Agreement (including but not limited to Stockholder’s rights under the Exchange Agreement) on the terms and subject to the conditions set forth in the Merger Agreement and the Exchange Agreement shall constitute Stockholder’s sole and exclusive right against the Company and/or Parent in respect of Stockholder’s ownership of the Subject Shares and the Subject Options and his status as a stockholder of the Company or any agreement or instrument with the Company pertaining to the Subject Shares and the Subject Options or Stockholder’s status as a stockholder of the Company, in any case other than as set forth in the Merger Agreement or the Exchange Agreement.

SECTION 6. Additional Matters.

(a) Stockholder shall, from time to time, execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as Parent may reasonably request, for the purpose of effectively carrying out the transactions contemplated by this Agreement. Without limiting the generality or effect of the foregoing or any other obligation of Stockholder hereunder, Stockholder hereby authorizes Parent to deliver a copy of this Agreement to the Company and hereby agrees that each of the Company and Parent may rely upon such delivery as conclusively evidencing the waivers of Stockholder referred to in Section 5.

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(b) No person executing this Agreement who is or becomes during the term hereof a director or officer of the Company makes any agreement or understanding herein in his or her capacity as a director or officer of the Company. Stockholder is entering into this Agreement solely in his, her or its capacity as the record holder and beneficial owner of the Subject Shares and nothing herein shall limit or affect any actions taken by Stockholder in his or her capacity as an officer or director of the Company to the extent specifically permitted by the Merger Agreement.

(c) The Stockholder agrees that this Agreement and the obligations hereunder shall attach to the Subject Shares and shall be binding upon any person or entity to which legal or beneficial ownership of such Subject Shares shall pass, whether by operation of law or otherwise, including the Stockholder’s successors. In the event of any stock split, stock dividend, merger, reorganization, recapitalization or other change in the capital structure of the Company affecting the Common Shares, or the acquisition of additional Common Shares or other voting securities of the Company by the Stockholder (whether by purchase, conversion or otherwise), the number of Subject Shares listed on Schedule A set forth opposite the name of such Stockholder shall be adjusted appropriately and this Agreement and the obligations hereunder shall attach to any additional or decreased Common Shares or other voting securities of the Company issued to or acquired or disposed of by such Stockholder.

SECTION 7. General Provisions.

(a) Amendments. This Agreement may not be amended except by an instrument in writing signed by each of the parties hereto.

(b) Notice. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, mailed by first class mail, return receipt requested, sent by facsimile (with hard copy to follow by regular mail) or sent by overnight courier (providing proof of delivery) to Parent in accordance with Section 9.3 of the Merger Agreement and to the Stockholder at its address set forth on Schedule A hereto (or at such other address for a party as shall be specified by like notice).

(c) Interpretation. When a reference is made in this Agreement to Sections, such reference shall be to a Section to this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Wherever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”.

(d) Severability. If any provision of this Agreement is held to be invalid or unenforceable for any reason, it shall be adjusted rather than voided, if possible, in order to achieve the intent of the parties hereto to the maximum extent possible. In any event, the invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction.

(e) Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement. This Agreement shall become effective when signed by both Parent and Stockholder and delivered to each of them. Each party need not sign the same counterpart. Any counterpart may be executed by facsimile signature and such facsimile signature shall be deemed an original.

(f) Entire Agreement; No Third-Party Beneficiaries. This Agreement, the Exchange Agreement and the Merger Agreement constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof. This Agreement is not intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.

(g) Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof.

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(h) Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise, by Parent without the prior written consent of Stockholder or by Stockholder without the prior written consent of Parent, and any purported assignment without such consent shall be void; provided that notwithstanding the foregoing Parent may assign or transfer its rights, interests and obligations under this Agreement to any Person to which Parent assigns or transfers its rights, interests and obligation under the Merger Agreement in accordance with the Merger Agreement. Subject to the preceding sentences, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

(i) Remedies. No failure or delay by any party in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided herein shall be cumulative and not exclusive of any rights or remedies provided by law or in equity. Parent shall be entitled to recover its reasonable attorney’s fees and expenses in enforcing its rights under this Agreement.

(j) Waiver of Jury Trial. EACH OF THE PARTIES AGREES AND ACKNOWLEDGES THAT ANY CONTROVERSY THAT MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELOCATING TO THIS AGREEMENT, OR THE BREACH, TERMINATION OR VALIDITY OF THIS AGREEMENT.

(k) Specific Performance. Stockholder acknowledges and agrees that (a) the covenants, obligations and agreements of Stockholder contained in this Agreement relate to special, unique and extraordinary matters, (b) Parent is and will be relying on such covenants in connection with entering into the Merger Agreement and the performance of its obligations under the Merger Agreement and (c) a violation of any of the terms of such covenants, obligations or agreements will cause Parent irreparable injury for which adequate remedies are not available at law. Therefore, Stockholder agrees that Parent shall be entitled to an injunction, restraining order or such other equitable relief (without the requirement to post bond) as a court of competent jurisdiction may deem necessary or appropriate to restrain Stockholder from committing any violation of such covenants, obligations or agreements. These injunctive remedies are cumulative and in addition to any other rights and remedies Parent may have.

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IN WITNESS WHEREOF, each party has duly executed this Agreement, all as of the date first written above.

AH HOLDINGS, INC.

By:	/s/ Adam B. Dolder
	Name:	Adam B. Dolder
	Title:	Secretary

/s/ Jaime A. Olmo-Rivas
Jaime A. Olmo-Rivas

[SIGNATURE PAGE TO STOCKHOLDER VOTING AGREEMENT]

SCHEDULE A

Name and Address of Stockholder	Number of Shares of Company Common Stock Owned of Record	Number of Shares of Company Common Stock held in “Street name”	Number of Shares Underlying Stock Options Owned
Zak W. Elgamal 10039 Bissonnet Street Suite 250 Houston, TX 77036-7852 Fax: (713) 779-9862	3,108,933	285,715	463,926

Jaime A. Olmo-Rivas 10039 Bissonnet Street Suite 250 Houston, TX 77036-7852 Fax: (713) 779-9862	3,108,932	286,315	463,926

Bland E. Chamberlain III 10039 Bissonnet Street Suite 250 Houston, TX 77036-7852 Fax: (713) 779-9862	991,163	—	115,981

Jose Chapa Jr. 10039 Bissonnet Street Suite 250 Houston, TX 77036-7852 Fax: (713) 779-9862	991,163	—	115,981

Liens on Subject Shares: None

EXECUTION COPY

STOCKHOLDER VOTING AGREEMENT

This STOCKHOLDER VOTING AGREEMENT (this “Agreement”) dated as of December 20, 2010 between AH Holdings, Inc. (“Parent”), a Delaware corporation, and Jose Chapa Jr. (the “Stockholder”).

WHEREAS, Parent, AH Merger Sub, Inc., a Delaware corporation (“Sub”), and American Surgical Holdings, Inc. (the “Company”), are entering into an Agreement and Plan of Merger dated as of the date hereof (as the same may be amended, modified or supplemented or restated, the “Merger Agreement”; capitalized terms used but not defined herein shall have the meanings set forth in the Merger Agreement);

WHEREAS, Stockholder owns the number of Common Shares set forth opposite his, her or its name on Schedule A hereto (such Common Shares, together with any other shares of capital stock of the Company acquired by such Stockholder after the date hereof and during the term of this Agreement, being collectively referred to herein as the “Subject Shares” of such Stockholder);

WHEREAS, Stockholder owns the number of Options to acquire Common Shares set forth opposite his, her or its name on Schedule A hereto (the “Subject Options”)

WHEREAS, Stockholder and Parent are parties to that certain Exchange Agreement dated as of the date hereof (the “Exchange Agreement”); and

WHEREAS, as a condition to its willingness to enter into the Merger Agreement, Parent and Sub have required that Stockholder enter into this Agreement and the Stockholder desires to enter into this Agreement to induce Parent and Sub to enter into the Merger Agreement.

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1. Representations and Warranties of Stockholder. Stockholder hereby represents and warrants to Parent as of the date hereof as follows:

(a) Authority; Execution and Delivery; Enforceability. The Stockholder has all requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The Stockholder has duly authorized, executed and delivered this Agreement, and this Agreement constitutes the legal, valid and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (b) the application of general principles of equity, whether such enforceability is considered in a proceeding in equity in law. The execution and delivery by the Stockholder of this Agreement does not, and the consummation of the transactions contemplated hereby and compliance with the terms hereof will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a material benefit under, or to increased, additional, accelerated or guaranteed rights or entitlements of any person under, or result in the creation of any lien upon any of the properties or assets of the Stockholder under (i) any provision of any contract, lease, license, indenture, agreement, note, bond, permit, license, concession, franchise or other instrument (“Contract”) to which the Stockholder is a party or by which any properties or assets of the Stockholder are bound; or (ii) subject to the filings and other matters referred to in the next sentence, any provision of any order, judgment or Law applicable to the Stockholder or the properties or assets of the Stockholder. No Consent of, or registration, declaration or filing with, any Governmental Entity or other Person is required to be obtained or made by or with respect to the Stockholder in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby, other than such reports under Sections 13(d) and 16 of the Exchange Act as may be required in connection with this Agreement and the transactions contemplated hereby. If the Stockholder is married and the Subject Shares of the Stockholder constitute community property this Agreement constitutes a valid and binding agreement of the Stockholder’s spouse, enforceable against such spouse in accordance with its terms. No trust of which the Stockholder is a trustee requires the consent of any beneficiary to the execution and delivery of this Agreement or to the consummation of the transactions contemplated hereby. The Stockholder hereby acknowledges that it has received and reviewed a copy of the Merger Agreement.

(b) The Subject Shares. The Stockholder is the owner of, and, except for any Subject Shares held in “street name” and identified on Schedule A, the record owner of the Subject Shares set forth on Schedule A attached hereto. The Stockholder has good and marketable title to the Subject Shares set forth on Schedule A free and clear of any Liens, other than those liens set forth on Schedule A. The Stockholder does not own, of record or beneficially, any shares of capital stock of the Company other than the Subject Shares set forth on Schedule A attached hereto. The Stockholder has the sole right and authority to vote and dispose of the Subject Shares, and the Stockholder is not a party or bound by, and neither the Stockholder nor the Subject Shares is subject to any voting trust or other agreement, option, warrant, proxy, arrangement or restriction with respect to the voting or disposition of the Subject Shares, except as contemplated by this Agreement.

(c) Reliance. The Stockholder understands and acknowledges that the Parent and Sub are entering into the Merger Agreement in reliance upon Stockholder’s execution and delivery of this Agreement.

SECTION 2. Representations and Warranties of Parent. Parent hereby represents and warrants to Stockholder as follows: Parent has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery by Parent of this Agreement and consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Parent. Parent has duly executed and delivered this Agreement, and this Agreement constitutes the legal, valid and binding obligation of Parent, enforceable against Parent in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (b) the application of general principles of equity, whether such enforceability is considered in a proceeding in equity or at law. The execution and delivery by Parent of this Agreement do not, and the consummation of the transactions contemplated hereby and compliance with the terms hereof will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a material benefit under, or result in the creation of any lien upon any of the properties or assets of Parent under (i) the certificate of incorporation or bylaws of Parent, (ii) any provision of any Contract to which Parent is a party or by which any properties or assets of Parent are bound or (iii) subject to the reports under Sections 13(d) and 16 of the Exchange Act as may be required in connection with this Agreement and the transactions contemplated hereby, any provision of any Judgment or Law applicable to Parent or the properties or assets of Parent.

SECTION 3. Covenants of Stockholder. Stockholder covenants and agrees as follows:

(a) At any meeting of the stockholders of the Company called to vote on the Merger, the Merger Agreement or the other Transactions or at any adjournment thereof, or in any other circumstances upon which a vote, consent or other approval (including by written consent) with respect to the Merger, the Merger Agreement or the other Transactions is sought, the Stockholder shall, (i) when a meeting is held, appear at such meeting or otherwise cause all Subject Shares that were outstanding on the record date for such meeting to be counted as present thereat for purposes of establishing a quorum, and (ii) vote (or cause to be voted), including by executing a written consent, the Subject Shares that were outstanding on the record date for such meeting in favor of the adoption and approval of the Merger, the Merger Agreement and all of the Transactions.

(b) The Stockholder hereby irrevocably grants to, and appoints, Parent and Sub, or any of them, and any individual designated in writing by any of them, and each of them individually, as the Stockholder’s proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of the

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Stockholder, to vote the Subject Shares of the Stockholder that are outstanding on the applicable date, or grant a consent or approval in respect of the Subject Shares of the Stockholder that are outstanding on the applicable date in a manner consistent with this Section 3. The Stockholder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon the Stockholder’s execution and delivery of this Agreement. The Stockholder hereby affirms that the irrevocable proxy and power of attorney set forth in this Section 3(b) is given in connection with the execution of the Merger Agreement, and that such irrevocable proxy and power of attorney is given to secure the performance of the duties of the Stockholder under Section 3 of this Agreement. The Stockholder hereby further affirms that the irrevocable proxy and power of attorney is coupled with an interest and may under no circumstances be revoked. The Stockholder hereby ratifies and confirms all that such irrevocable proxy and attorney-in-fact may lawfully do or cause to be done by virtue hereof. Such irrevocable proxy is executed and intended to be irrevocable in accordance with the provisions of Section 212(e) of the Delaware General Corporation Law. The irrevocable proxy and power of attorney granted hereunder shall automatically terminate upon the termination of both Section 3(a) and Section 3(c).

(c) At any meeting of stockholders of the Company or at any adjournment thereof or in any other circumstances upon which the Stockholder’s vote, consent or other approval is sought with respect to any of the matters described in (x), (y) or (z) below, the Stockholder shall: (i) when a meeting is held, appear at such meeting or otherwise cause all Subject Shares that were outstanding on the applicable record date to be counted as present thereat for purposes of establishing a quorum, and (ii) vote (or cause to be voted) the Subject Shares that were outstanding on the applicable record date against (x) any merger agreement or merger (other than the Merger Agreement and the Merger), consolidation, combination, sale or transfer of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by the Company, (y) any Acquisition Proposal and (z) any amendment of the Company Certificate or the Company By-laws or other proposal or transaction involving the Company or any Company Subsidiary, which amendment or other proposal or transaction would in any manner impede, delay, frustrate, prevent or nullify the Merger or any provision of the Merger Agreement or any of the Transactions or change in any manner the voting rights of any class of the Company’s capital stock. The Stockholder shall not commit or agree to take any action inconsistent with the foregoing. The Stockholder agrees that, as a condition to the Transfer, whether by operation of law or otherwise, of legal or beneficial ownership of the Subject Shares by the Stockholder to any person or entity, the Stockholder shall obtain such person’s or entity’s agreement in writing to be bound by the terms of Section 3.

(d) Stockholder further agrees that, until the termination of this Agreement, Stockholder will not, and will not permit any entity under Stockholder’s control to, (i) solicit proxies or become a “participant” in a “solicitation” (as such terms are defined in Rule 14A under the Exchange Act) with respect to an Acquisition Proposal (as defined below), (ii) initiate a stockholders’ vote with respect to an Acquisition Proposal or (iii) become a member of a “group” (as such term is used in Section 13(d) of the Exchange Act) with respect to any voting securities of the Company with respect to an Acquisition Proposal.

(e) Other than pursuant to this Agreement, the Stockholder shall not directly or indirectly (A) sell, transfer, pledge, encumber, assign or otherwise dispose of (including by gift) (collectively, “Transfer”), or enter into any Contract, option or other arrangement (including any profit sharing arrangement) with respect to the Transfer of, any Subject Shares or Subject Options to any Person other than in accordance with the Merger or (B) grant any proxy, deposit any Subject Shares or Subject Options into any voting trust or enter into any other agreement or arrangement related to the voting of the Subject Shares or Subject Options, whether by proxy, voting agreement or otherwise, with respect to any Subject Shares or (C) commit or agree to take any of the foregoing actions.

(f) The Stockholder shall use its commercially reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement. The Stockholder shall not issue any press release or make any other public statement with respect to the Merger, the Merger Agreement or any other

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Transaction without the prior consent of Parent, except for public statements made in press releases issued by the Company to the extent permitted by the Merger Agreement or as may be required by applicable Law (including, without limitation, making filings required by Sections 13(d) and 16 of the Exchange Act).

(g) The Stockholder agrees to promptly notify Parent of the number of any Subject Shares acquired by the Stockholder after the date hereof.

(h) The Stockholder hereby covenants and agrees that the Stockholder (a) except for any existing liens identified on Schedule A, has not entered into and shall not enter into any agreement that would restrict, limit or interfere with the performance of the Stockholder’s obligations hereunder and (b) shall not take any action that would reasonably be expected to make any of his, her or its representations or warranties contained herein untrue or incorrect or have the effect of preventing or disabling him, her or it from performing his, her or its obligations under this Agreement.

(i) Stockholder shall not enter into any agreement or commitment with any Person the effect of which would be inconsistent with or violative of any of the provisions and agreements contained in this Agreement.

SECTION 4. Termination. This Agreement shall terminate upon the earlier of (a) the Effective Time and (b) the termination of the Merger Agreement in accordance with its terms; provided that Sections 4 and 5 shall survive any termination of this Agreement pursuant to Section 4(b).

No party hereto shall be relieved from any liability for breach of this Agreement by reason of any such termination.

SECTION 5. Consent and Waiver; Termination of Existing Agreements. At the time Stockholder’s Subject Shares are voted pursuant to this Agreement in connection with the Merger, the Merger Agreement and the other Transactions, Stockholder shall be deemed to have given any consents or waivers that are reasonably required for the consummation of the Merger under the terms of any agreement or instrument to which Stockholder is a party or subject or in respect of any rights Stockholder may have in connection with the Merger or the other Transactions (whether such rights exist under any of the Company’s charter documents, or any contract to which the Company is a party or by which it is, or any of its assets are, bound under statutory or common law or otherwise). Without limiting the generality or effect of the foregoing, Stockholder hereby waives any and all rights to contest or object to the execution and delivery of the Merger Agreement, the Company’s board of directors’ actions in approving and recommending the Merger, the Merger Agreement and the Certificate of Merger, or to seek damages or other legal or equitable relief in connection therewith. From and after the Effective Time, Stockholder’s right to receive the consideration set forth in Article II of the Merger Agreement (including but not limited to Stockholder’s rights under the Exchange Agreement) on the terms and subject to the conditions set forth in the Merger Agreement and the Exchange Agreement shall constitute Stockholder’s sole and exclusive right against the Company and/or Parent in respect of Stockholder’s ownership of the Subject Shares and the Subject Options and his status as a stockholder of the Company or any agreement or instrument with the Company pertaining to the Subject Shares and the Subject Options or Stockholder’s status as a stockholder of the Company, in any case other than as set forth in the Merger Agreement or the Exchange Agreement.

SECTION 6. Additional Matters.

(a) Stockholder shall, from time to time, execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as Parent may reasonably request, for the purpose of effectively carrying out the transactions contemplated by this Agreement. Without limiting the generality or effect of the foregoing or any other obligation of Stockholder hereunder, Stockholder hereby authorizes Parent to deliver a copy of this Agreement to the Company and hereby agrees that each of the Company and Parent may rely upon such delivery as conclusively evidencing the waivers of Stockholder referred to in Section 5.

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(b) No person executing this Agreement who is or becomes during the term hereof a director or officer of the Company makes any agreement or understanding herein in his or her capacity as a director or officer of the Company. Stockholder is entering into this Agreement solely in his, her or its capacity as the record holder and beneficial owner of the Subject Shares and nothing herein shall limit or affect any actions taken by Stockholder in his or her capacity as an officer or director of the Company to the extent specifically permitted by the Merger Agreement.

(c) The Stockholder agrees that this Agreement and the obligations hereunder shall attach to the Subject Shares and shall be binding upon any person or entity to which legal or beneficial ownership of such Subject Shares shall pass, whether by operation of law or otherwise, including the Stockholder’s successors. In the event of any stock split, stock dividend, merger, reorganization, recapitalization or other change in the capital structure of the Company affecting the Common Shares, or the acquisition of additional Common Shares or other voting securities of the Company by the Stockholder (whether by purchase, conversion or otherwise), the number of Subject Shares listed on Schedule A set forth opposite the name of such Stockholder shall be adjusted appropriately and this Agreement and the obligations hereunder shall attach to any additional or decreased Common Shares or other voting securities of the Company issued to or acquired or disposed of by such Stockholder.

SECTION 7. General Provisions.

(a) Amendments. This Agreement may not be amended except by an instrument in writing signed by each of the parties hereto.

(b) Notice. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, mailed by first class mail, return receipt requested, sent by facsimile (with hard copy to follow by regular mail) or sent by overnight courier (providing proof of delivery) to Parent in accordance with Section 9.3 of the Merger Agreement and to the Stockholder at its address set forth on Schedule A hereto (or at such other address for a party as shall be specified by like notice).

(c) Interpretation. When a reference is made in this Agreement to Sections, such reference shall be to a Section to this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Wherever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”.

(d) Severability. If any provision of this Agreement is held to be invalid or unenforceable for any reason, it shall be adjusted rather than voided, if possible, in order to achieve the intent of the parties hereto to the maximum extent possible. In any event, the invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction.

(e) Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement. This Agreement shall become effective when signed by both Parent and Stockholder and delivered to each of them. Each party need not sign the same counterpart. Any counterpart may be executed by facsimile signature and such facsimile signature shall be deemed an original.

(f) Entire Agreement; No Third-Party Beneficiaries. This Agreement, the Exchange Agreement and the Merger Agreement constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof. This Agreement is not intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.

(g) Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof.

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(h) Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise, by Parent without the prior written consent of Stockholder or by Stockholder without the prior written consent of Parent, and any purported assignment without such consent shall be void; provided that notwithstanding the foregoing Parent may assign or transfer its rights, interests and obligations under this Agreement to any Person to which Parent assigns or transfers its rights, interests and obligation under the Merger Agreement in accordance with the Merger Agreement. Subject to the preceding sentences, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

(i) Remedies. No failure or delay by any party in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided herein shall be cumulative and not exclusive of any rights or remedies provided by law or in equity. Parent shall be entitled to recover its reasonable attorney’s fees and expenses in enforcing its rights under this Agreement.

(j) Waiver of Jury Trial. EACH OF THE PARTIES AGREES AND ACKNOWLEDGES THAT ANY CONTROVERSY THAT MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELOCATING TO THIS AGREEMENT, OR THE BREACH, TERMINATION OR VALIDITY OF THIS AGREEMENT.

(k) Specific Performance. Stockholder acknowledges and agrees that (a) the covenants, obligations and agreements of Stockholder contained in this Agreement relate to special, unique and extraordinary matters, (b) Parent is and will be relying on such covenants in connection with entering into the Merger Agreement and the performance of its obligations under the Merger Agreement and (c) a violation of any of the terms of such covenants, obligations or agreements will cause Parent irreparable injury for which adequate remedies are not available at law. Therefore, Stockholder agrees that Parent shall be entitled to an injunction, restraining order or such other equitable relief (without the requirement to post bond) as a court of competent jurisdiction may deem necessary or appropriate to restrain Stockholder from committing any violation of such covenants, obligations or agreements. These injunctive remedies are cumulative and in addition to any other rights and remedies Parent may have.

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IN WITNESS WHEREOF, each party has duly executed this Agreement, all as of the date first written above.

AH HOLDINGS, INC.

By:	/s/ Adam B. Dolder
	Name:	Adam B. Dolder
	Title:	Secretary

/s/ Jose Chapa, Jr.
Jose Chapa Jr.

[SIGNATURE PAGE TO STOCKHOLDER VOTING AGREEMENT]

SCHEDULE A

Name and Address of Stockholder	Number of Shares of Company Common Stock Owned of Record	Number of Shares of Company Common Stock held in “Street name”	Number of Shares Underlying Stock Options Owned
Zak W. Elgamal 10039 Bissonnet Street Suite 250 Houston, TX 77036-7852 Fax: (713) 779-9862	3,108,933	285,715	463,926

Jaime A. Olmo-Rivas 10039 Bissonnet Street Suite 250 Houston, TX 77036-7852 Fax: (713) 779-9862	3,108,932	286,315	463,926

Bland E. Chamberlain III 10039 Bissonnet Street Suite 250 Houston, TX 77036-7852 Fax: (713) 779-9862	991,163	—	115,981

Jose Chapa Jr. 10039 Bissonnet Street Suite 250 Houston, TX 77036-7852 Fax: (713) 779-9862	991,163	—	115,981

Liens on Subject Shares: None

EXECUTION COPY

STOCKHOLDER VOTING AGREEMENT

This STOCKHOLDER VOTING AGREEMENT (this “Agreement”) dated as of December 20, 2010 between AH Holdings, Inc. (“Parent”), a Delaware corporation, and Bland E. Chamberlain III (the “Stockholder”).

WHEREAS, Parent, AH Merger Sub, Inc., a Delaware corporation (“Sub”), and American Surgical Holdings, Inc. (the “Company”), are entering into an Agreement and Plan of Merger dated as of the date hereof (as the same may be amended, modified or supplemented or restated, the “Merger Agreement”; capitalized terms used but not defined herein shall have the meanings set forth in the Merger Agreement);

WHEREAS, Stockholder owns the number of Common Shares set forth opposite his, her or its name on Schedule A hereto (such Common Shares, together with any other shares of capital stock of the Company acquired by such Stockholder after the date hereof and during the term of this Agreement, being collectively referred to herein as the “Subject Shares” of such Stockholder);

WHEREAS, Stockholder owns the number of Options to acquire Common Shares set forth opposite his, her or its name on Schedule A hereto (the “ Subject Options”)

WHEREAS, Stockholder and Parent are parties to that certain Exchange Agreement dated as of the date hereof (the “Exchange Agreement”); and

WHEREAS, as a condition to its willingness to enter into the Merger Agreement, Parent and Sub have required that Stockholder enter into this Agreement and the Stockholder desires to enter into this Agreement to induce Parent and Sub to enter into the Merger Agreement.

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1. Representations and Warranties of Stockholder. Stockholder hereby represents and warrants to Parent as of the date hereof as follows:

(a) Authority; Execution and Delivery; Enforceability. The Stockholder has all requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The Stockholder has duly authorized, executed and delivered this Agreement, and this Agreement constitutes the legal, valid and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (b) the application of general principles of equity, whether such enforceability is considered in a proceeding in equity in law. The execution and delivery by the Stockholder of this Agreement does not, and the consummation of the transactions contemplated hereby and compliance with the terms hereof will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a material benefit under, or to increased, additional, accelerated or guaranteed rights or entitlements of any person under, or result in the creation of any lien upon any of the properties or assets of the Stockholder under (i) any provision of any contract, lease, license, indenture, agreement, note, bond, permit, license, concession, franchise or other instrument (“Contract”) to which the Stockholder is a party or by which any properties or assets of the Stockholder are bound; or (ii) subject to the filings and other matters referred to in the next sentence, any provision of any order, judgment or Law applicable to the Stockholder or the properties or assets of the Stockholder. No Consent of, or registration, declaration or filing with, any Governmental Entity or other Person is required to be obtained or made by or with respect to the Stockholder in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby, other than such reports under Sections 13(d) and 16 of the Exchange Act as may be required in connection with this Agreement and the transactions contemplated hereby. If the Stockholder is married and the Subject Shares of the Stockholder constitute community property this Agreement constitutes a valid and binding agreement of the Stockholder’s spouse, enforceable against such spouse in accordance with its terms. No trust of which the Stockholder is a trustee requires the consent of any beneficiary to the execution and delivery of this Agreement or to the consummation of the transactions contemplated hereby. The Stockholder hereby acknowledges that it has received and reviewed a copy of the Merger Agreement.

(b) The Subject Shares. The Stockholder is the owner of, and, except for any Subject Shares held in “street name” and identified on Schedule A, the record owner of the Subject Shares set forth on Schedule A attached hereto. The Stockholder has good and marketable title to the Subject Shares set forth on Schedule A free and clear of any Liens, other than those liens set forth on Schedule A. The Stockholder does not own, of record or beneficially, any shares of capital stock of the Company other than the Subject Shares set forth on Schedule A attached hereto. The Stockholder has the sole right and authority to vote and dispose of the Subject Shares, and the Stockholder is not a party or bound by, and neither the Stockholder nor the Subject Shares is subject to any voting trust or other agreement, option, warrant, proxy, arrangement or restriction with respect to the voting or disposition of the Subject Shares, except as contemplated by this Agreement.

(c) Reliance. The Stockholder understands and acknowledges that the Parent and Sub are entering into the Merger Agreement in reliance upon Stockholder’s execution and delivery of this Agreement.

SECTION 2. Representations and Warranties of Parent. Parent hereby represents and warrants to Stockholder as follows: Parent has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery by Parent of this Agreement and consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Parent. Parent has duly executed and delivered this Agreement, and this Agreement constitutes the legal, valid and binding obligation of Parent, enforceable against Parent in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (b) the application of general principles of equity, whether such enforceability is considered in a proceeding in equity or at law. The execution and delivery by Parent of this Agreement do not, and the consummation of the transactions contemplated hereby and compliance with the terms hereof will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a material benefit under, or result in the creation of any lien upon any of the properties or assets of Parent under (i) the certificate of incorporation or bylaws of Parent, (ii) any provision of any Contract to which Parent is a party or by which any properties or assets of Parent are bound or (iii) subject to the reports under Sections 13(d) and 16 of the Exchange Act as may be required in connection with this Agreement and the transactions contemplated hereby, any provision of any Judgment or Law applicable to Parent or the properties or assets of Parent.

SECTION 3. Covenants of Stockholder. Stockholder covenants and agrees as follows:

(a) At any meeting of the stockholders of the Company called to vote on the Merger, the Merger Agreement or the other Transactions or at any adjournment thereof, or in any other circumstances upon which a vote, consent or other approval (including by written consent) with respect to the Merger, the Merger Agreement or the other Transactions is sought, the Stockholder shall, (i) when a meeting is held, appear at such meeting or otherwise cause all Subject Shares that were outstanding on the record date for such meeting to be counted as present thereat for purposes of establishing a quorum, and (ii) vote (or cause to be voted), including by executing a written consent, the Subject Shares that were outstanding on the record date for such meeting in favor of the adoption and approval of the Merger, the Merger Agreement and all of the Transactions.

(b) The Stockholder hereby irrevocably grants to, and appoints, Parent and Sub, or any of them, and any individual designated in writing by any of them, and each of them individually, as the Stockholder’s proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of the

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Stockholder, to vote the Subject Shares of the Stockholder that are outstanding on the applicable date, or grant a consent or approval in respect of the Subject Shares of the Stockholder that are outstanding on the applicable date in a manner consistent with this Section 3. The Stockholder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon the Stockholder’s execution and delivery of this Agreement. The Stockholder hereby affirms that the irrevocable proxy and power of attorney set forth in this Section 3(b) is given in connection with the execution of the Merger Agreement, and that such irrevocable proxy and power of attorney is given to secure the performance of the duties of the Stockholder under Section 3 of this Agreement. The Stockholder hereby further affirms that the irrevocable proxy and power of attorney is coupled with an interest and may under no circumstances be revoked. The Stockholder hereby ratifies and confirms all that such irrevocable proxy and attorney-in-fact may lawfully do or cause to be done by virtue hereof. Such irrevocable proxy is executed and intended to be irrevocable in accordance with the provisions of Section 212(e) of the Delaware General Corporation Law. The irrevocable proxy and power of attorney granted hereunder shall automatically terminate upon the termination of both Section 3(a) and Section 3(c).

(c) At any meeting of stockholders of the Company or at any adjournment thereof or in any other circumstances upon which the Stockholder’s vote, consent or other approval is sought with respect to any of the matters described in (x), (y) or (z) below, the Stockholder shall: (i) when a meeting is held, appear at such meeting or otherwise cause all Subject Shares that were outstanding on the applicable record date to be counted as present thereat for purposes of establishing a quorum, and (ii) vote (or cause to be voted) the Subject Shares that were outstanding on the applicable record date against (x) any merger agreement or merger (other than the Merger Agreement and the Merger), consolidation, combination, sale or transfer of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by the Company, (y) any Acquisition Proposal and (z) any amendment of the Company Certificate or the Company By-laws or other proposal or transaction involving the Company or any Company Subsidiary, which amendment or other proposal or transaction would in any manner impede, delay, frustrate, prevent or nullify the Merger or any provision of the Merger Agreement or any of the Transactions or change in any manner the voting rights of any class of the Company’s capital stock. The Stockholder shall not commit or agree to take any action inconsistent with the foregoing. The Stockholder agrees that, as a condition to the Transfer, whether by operation of law or otherwise, of legal or beneficial ownership of the Subject Shares by the Stockholder to any person or entity, the Stockholder shall obtain such person’s or entity’s agreement in writing to be bound by the terms of Section 3.

(d) Stockholder further agrees that, until the termination of this Agreement, Stockholder will not, and will not permit any entity under Stockholder’s control to, (i) solicit proxies or become a “participant” in a “solicitation” (as such terms are defined in Rule 14A under the Exchange Act) with respect to an Acquisition Proposal (as defined below), (ii) initiate a stockholders’ vote with respect to an Acquisition Proposal or (iii) become a member of a “group” (as such term is used in Section 13(d) of the Exchange Act) with respect to any voting securities of the Company with respect to an Acquisition Proposal.

(e) Other than pursuant to this Agreement, the Stockholder shall not directly or indirectly (A) sell, transfer, pledge, encumber, assign or otherwise dispose of (including by gift) (collectively, “Transfer”), or enter into any Contract, option or other arrangement (including any profit sharing arrangement) with respect to the Transfer of, any Subject Shares or Subject Options to any Person other than in accordance with the Merger or (B) grant any proxy, deposit any Subject Shares or Subject Options into any voting trust or enter into any other agreement or arrangement related to the voting of the Subject Shares or Subject Options, whether by proxy, voting agreement or otherwise, with respect to any Subject Shares or (C) commit or agree to take any of the foregoing actions.

(f) The Stockholder shall use its commercially reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement. The Stockholder shall not issue any press release or make any other public statement with respect to the Merger, the Merger Agreement or any other

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Transaction without the prior consent of Parent, except for public statements made in press releases issued by the Company to the extent permitted by the Merger Agreement or as may be required by applicable Law (including, without limitation, making filings required by Sections 13(d) and 16 of the Exchange Act).

(g) The Stockholder agrees to promptly notify Parent of the number of any Subject Shares acquired by the Stockholder after the date hereof.

(h) The Stockholder hereby covenants and agrees that the Stockholder (a) except for any existing liens identified on Schedule A, has not entered into and shall not enter into any agreement that would restrict, limit or interfere with the performance of the Stockholder’s obligations hereunder and (b) shall not take any action that would reasonably be expected to make any of his, her or its representations or warranties contained herein untrue or incorrect or have the effect of preventing or disabling him, her or it from performing his, her or its obligations under this Agreement.

(i) Stockholder shall not enter into any agreement or commitment with any Person the effect of which would be inconsistent with or violative of any of the provisions and agreements contained in this Agreement.

SECTION 4. Termination. This Agreement shall terminate upon the earlier of (a) the Effective Time and (b) the termination of the Merger Agreement in accordance with its terms; provided that Sections 4 and 5 shall survive any termination of this Agreement pursuant to Section 4(b).

No party hereto shall be relieved from any liability for breach of this Agreement by reason of any such termination.

SECTION 5. Consent and Waiver; Termination of Existing Agreements. At the time Stockholder’s Subject Shares are voted pursuant to this Agreement in connection with the Merger, the Merger Agreement and the other Transactions, Stockholder shall be deemed to have given any consents or waivers that are reasonably required for the consummation of the Merger under the terms of any agreement or instrument to which Stockholder is a party or subject or in respect of any rights Stockholder may have in connection with the Merger or the other Transactions (whether such rights exist under any of the Company’s charter documents, or any contract to which the Company is a party or by which it is, or any of its assets are, bound under statutory or common law or otherwise). Without limiting the generality or effect of the foregoing, Stockholder hereby waives any and all rights to contest or object to the execution and delivery of the Merger Agreement, the Company’s board of directors’ actions in approving and recommending the Merger, the Merger Agreement and the Certificate of Merger, or to seek damages or other legal or equitable relief in connection therewith. From and after the Effective Time, Stockholder’s right to receive the consideration set forth in Article II of the Merger Agreement (including but not limited to Stockholder’s rights under the Exchange Agreement) on the terms and subject to the conditions set forth in the Merger Agreement and the Exchange Agreement shall constitute Stockholder’s sole and exclusive right against the Company and/or Parent in respect of Stockholder’s ownership of the Subject Shares and the Subject Options and his status as a stockholder of the Company or any agreement or instrument with the Company pertaining to the Subject Shares and the Subject Options or Stockholder’s status as a stockholder of the Company, in any case other than as set forth in the Merger Agreement or the Exchange Agreement.

SECTION 6. Additional Matters.

(a) Stockholder shall, from time to time, execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as Parent may reasonably request, for the purpose of effectively carrying out the transactions contemplated by this Agreement. Without limiting the generality or effect of the foregoing or any other obligation of Stockholder hereunder, Stockholder hereby authorizes Parent to deliver a copy of this Agreement to the Company and hereby agrees that each of the Company and Parent may rely upon such delivery as conclusively evidencing the waivers of Stockholder referred to in Section 5.

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(b) No person executing this Agreement who is or becomes during the term hereof a director or officer of the Company makes any agreement or understanding herein in his or her capacity as a director or officer of the Company. Stockholder is entering into this Agreement solely in his, her or its capacity as the record holder and beneficial owner of the Subject Shares and nothing herein shall limit or affect any actions taken by Stockholder in his or her capacity as an officer or director of the Company to the extent specifically permitted by the Merger Agreement.

(c) The Stockholder agrees that this Agreement and the obligations hereunder shall attach to the Subject Shares and shall be binding upon any person or entity to which legal or beneficial ownership of such Subject Shares shall pass, whether by operation of law or otherwise, including the Stockholder’s successors. In the event of any stock split, stock dividend, merger, reorganization, recapitalization or other change in the capital structure of the Company affecting the Common Shares, or the acquisition of additional Common Shares or other voting securities of the Company by the Stockholder (whether by purchase, conversion or otherwise), the number of Subject Shares listed on Schedule A set forth opposite the name of such Stockholder shall be adjusted appropriately and this Agreement and the obligations hereunder shall attach to any additional or decreased Common Shares or other voting securities of the Company issued to or acquired or disposed of by such Stockholder.

SECTION 7. General Provisions.

(a) Amendments. This Agreement may not be amended except by an instrument in writing signed by each of the parties hereto.

(b) Notice. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, mailed by first class mail, return receipt requested, sent by facsimile (with hard copy to follow by regular mail) or sent by overnight courier (providing proof of delivery) to Parent in accordance with Section 9.3 of the Merger Agreement and to the Stockholder at its address set forth on Schedule A hereto (or at such other address for a party as shall be specified by like notice).

(c) Interpretation. When a reference is made in this Agreement to Sections, such reference shall be to a Section to this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Wherever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”.

(d) Severability. If any provision of this Agreement is held to be invalid or unenforceable for any reason, it shall be adjusted rather than voided, if possible, in order to achieve the intent of the parties hereto to the maximum extent possible. In any event, the invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction.

(e) Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement. This Agreement shall become effective when signed by both Parent and Stockholder and delivered to each of them. Each party need not sign the same counterpart. Any counterpart may be executed by facsimile signature and such facsimile signature shall be deemed an original.

(f) Entire Agreement; No Third-Party Beneficiaries. This Agreement, the Exchange Agreement and the Merger Agreement constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof. This Agreement is not intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.

(g) Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof.

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(h) Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise, by Parent without the prior written consent of Stockholder or by Stockholder without the prior written consent of Parent, and any purported assignment without such consent shall be void; provided that notwithstanding the foregoing Parent may assign or transfer its rights, interests and obligations under this Agreement to any Person to which Parent assigns or transfers its rights, interests and obligation under the Merger Agreement in accordance with the Merger Agreement. Subject to the preceding sentences, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

(i) Remedies. No failure or delay by any party in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided herein shall be cumulative and not exclusive of any rights or remedies provided by law or in equity. Parent shall be entitled to recover its reasonable attorney’s fees and expenses in enforcing its rights under this Agreement.

(j) Waiver of Jury Trial. EACH OF THE PARTIES AGREES AND ACKNOWLEDGES THAT ANY CONTROVERSY THAT MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELOCATING TO THIS AGREEMENT, OR THE BREACH, TERMINATION OR VALIDITY OF THIS AGREEMENT.

(k) Specific Performance. Stockholder acknowledges and agrees that (a) the covenants, obligations and agreements of Stockholder contained in this Agreement relate to special, unique and extraordinary matters, (b) Parent is and will be relying on such covenants in connection with entering into the Merger Agreement and the performance of its obligations under the Merger Agreement and (c) a violation of any of the terms of such covenants, obligations or agreements will cause Parent irreparable injury for which adequate remedies are not available at law. Therefore, Stockholder agrees that Parent shall be entitled to an injunction, restraining order or such other equitable relief (without the requirement to post bond) as a court of competent jurisdiction may deem necessary or appropriate to restrain Stockholder from committing any violation of such covenants, obligations or agreements. These injunctive remedies are cumulative and in addition to any other rights and remedies Parent may have.

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IN WITNESS WHEREOF, each party has duly executed this Agreement, all as of the date first written above.

AH HOLDINGS, INC.

By:	/s/ Adam B. Dolder
	Name:	Adam B. Dolder
	Title:	Secretary

/s/ Bland E. Chamberlain III
Bland E. Chamberlain III

[SIGNATURE PAGE TO STOCKHOLDER VOTING AGREEMENT]

SCHEDULE A

Name and Address of Stockholder	Number of Shares of Company Common Stock Owned of Record	Number of Shares of Company Common Stock held in “Street name”	Number of Shares Underlying Stock Options Owned

Zak W. Elgamal 10039 Bissonnet Street Suite 250 Houston, TX 77036-7852 Fax: (713) 779-9862	3,108,933	285,715	463,926

Jaime A. Olmo-Rivas 10039 Bissonnet Street Suite 250 Houston, TX 77036-7852 Fax: (713) 779-9862	3,108,932	286,315	463,926

Bland E. Chamberlain III 10039 Bissonnet Street Suite 250 Houston, TX 77036-7852 Fax: (713) 779-9862	991,163	—	115,981

Jose Chapa Jr. 10039 Bissonnet Street Suite 250 Houston, TX 77036-7852 Fax: (713) 779-9862	991,163	—	115,981

Liens on Subject Shares: None

Exhibit B

Employment Agreement

EMPLOYMENT AGREEMENT

THIS EMPLOYMENT AGREEMENT (this “Agreement”) is made as of December 20, 2010 but shall be effective as of the Effective Date, between AH Merger Sub, Inc., a Delaware corporation (the “Company”), and Zak W. Elgamal (the “Employee”). The Company and the Employee are sometimes hereinafter referred to individually as a “Party” and together as “Parties.”

WHEREAS, Employee has substantial business knowledge and expertise in the conduct of the Business (as defined in Section 14 below) and the Company desires to retain the knowledge, expertise and experience of the Employee to assist in the operations and management of the Company and its Subsidiaries (as defined in Section 14 below);

WHEREAS, Employee acknowledges that the Company and its Subsidiaries expend substantial resources establishing long term relationships with their Clients (as defined in Section 14 below) and the Employee has and will from time to time during the course of his employment continue to be exposed to such Clients, and prospective Clients or other business relations;

WHEREAS, Employee acknowledges that in return for Employee’s promises contained herein, including but not limited to those in Section 10 hereof, the Company will give Employee valuable Confidential Information (as defined in Section 6 below) including, but not limited to, the Company’s and its Subsidiaries’ methods of doing business, business plans and trade secrets;

WHEREAS, the Company desires that Employee not directly or indirectly compete with the Company and its Subsidiaries for a reasonable period of time because of the detrimental effect such competition would have on the business of the Company and its Subsidiaries; and

WHEREAS, the Employee is a party to the Exchange Agreement, dated as of the date hereof between the Parent and Employee (the “Exchange Agreement”);

WHEREAS, as a significant stockholder of American Surgical Holdings, Inc. (“ASHI”) the Employee will benefit from the completion of the transactions contemplated by the Agreement and Plan of Merger among the Company, Parent and ASHI dated as of the date hereof (the “Merger Agreement”);

WHEREAS, the execution and delivery of this Agreement by Employee is a condition precedent to the Parent’s obligations under the Exchange Agreement and Merger Agreement;

WHEREAS, upon consummation of the Merger, ASHI will succeed to all of the Company’s rights and obligations under this Agreement as the successor employer.

WHEREAS, capitalized terms used in this Agreement but not defined in the text thereof shall have the meanings specified in Section 14 below;

NOW THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

1. Employment; Term. The Company will continue to employ Employee, and Employee hereby accepts employment with the Company, upon the terms and conditions set forth in this Agreement for the period beginning on the Effective Date (as defined below) and unless sooner terminated as provided in Section 5 hereof, ending on the last day of the month following the month in which the second anniversary of the Effective Date occurs (the “Initial Term”). At the expiration of the Initial Term, this Agreement will automatically renew for one additional term of one (1) year (a “Renewal Term” and, together with the Initial Term, the “Employment Period”), unless notice of nonrenewal is given in writing by either Party hereto to the other Party at least ninety (90) days prior to the expiration of the Initial Term.

2. Position and Duties.

(a) Employee will serve as the Chief Executive Officer of the Company and will have the normal duties, responsibilities and authority of a Chief Executive Officer of a similarly sized company operating in its industry, as well as those reasonably assigned to him from time to time by the Board, subject to the power of the Board to expand or limit such duties, responsibilities and authority and to override Employee’s actions; provided, that notwithstanding the foregoing the Board may, after discussion with and subject to Employee’s consent, transition Employee to a senior advisory position within the Company other than that of a day-to-day operational executive with decreased duties and responsibilities and a different title (the “Transition”). In the event Company and Employee agree to a Transition, Employee’s compensation and employee benefits will not be decreased during the Employment Period unless otherwise agreed to by Company and the Employee.

(b) During the Employment Period, Employee will report to the Board and will devote his best efforts and his full business time and attention (except for permitted vacation periods and reasonable periods of illness or other incapacity) to the business and affairs of the Company and its Subsidiaries and to the performance of such duties as may be assigned to him from time to time by the Board. Employee will act in the best interest of the Company and its Subsidiaries and will not engage in any other business activity; provided, that Employee shall be permitted to (i) serve as a director of an organization or entity that does not compete with the Company; (ii) deliver lectures, write articles, or fulfill speaking engagements; or (iii) engage in charitable and community activities, in each case to the extent described on Exhibit A or approved by the Board, so long as such activities do not interfere with Employee’s obligations hereunder and in connection with such activities Employee does not violate any of the terms of this Agreement. Employee will perform his duties, responsibilities and functions on behalf of the Company and its Subsidiaries hereunder to the best of his abilities in a diligent, trustworthy, businesslike and efficient manner.

3. Compensation.

(a) During the Employment Period, Employee’s base salary will be $386,250 per annum (as adjusted from time to time by the Board, the (“Base Salary”). The Base Salary will be paid by the Company to Employee in regular installments in accordance with the Company’s general payroll practices and may be increased annually in the sole discretion of the Board.

(b) In addition to the Base Salary, for each complete fiscal year during the Employment Period, Employee shall be eligible to earn a discretionary annual performance bonus (the “Annual Incentive Bonus”) of up to a maximum amount of one hundred percent (100%) of his then-applicable Base Salary. The fiscal year of the Company shall end on December 31. Except as provided in Sections 5(b) and 5(c), the Employee will only be paid an Annual Incentive Bonus for a fiscal year if the Employee is employed by the Company on the last day of such fiscal year. The Annual Incentive Bonus payable with respect to 2010, shall be prorated for the portion of the year from the Effective Date through December 31, 2010. The actual amount of the Annual Incentive Bonus for each fiscal year will be determined by the Board and will be based upon Employee and the Company meeting certain reasonable financial goals and targets established by the Board. The Company’s targets will be established during the annual budgeting cycle for the respective fiscal year, provided that the revenue target for fiscal year 2010 shall be $23,414,000 and the EBITDA target for fiscal year 2010 shall be $8,346,000 and the revenue target for fiscal year 2011 shall be $26,650,000 and the EBITDA target for fiscal year 2011 shall be $9,500,000. Any earned Annual Incentive Bonus will be paid no later than five (5) days after the completion of the independent financial audit for such year, but in no event later than 120 days following the end of the respective fiscal year. If the amount of the Annual Incentive Bonus paid is less than the maximum amount of such bonus, the bonus payment shall be accompanied by an explanation of the computation of the Annual Incentive Bonus.

(c) In addition to the Base Salary and any earned Annual Incentive Bonus, Employee shall be eligible to earn a bonus equal to 12.5% of (a) any EBITDA generated by the Company during Year 1 in excess of the

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Year 1 Base EBITDA, and (b) any EBITDA generated by the Company in Year 2 in excess of the Year 2 Base EBITDA (collectively, the “Business Development Bonus”) provided, however, that except as provided in Section 5(b) and Section 5(c) the Business Development Bonus related to Year 1 will only be payable to Employee if Employee is employed by the Company on the last day of Year 1 and the Business Development Bonus related to Year 2 will only be payable to Employee if Employee is employed by the Company on the last day of Year 2. For the purpose of calculating the Business Development Bonus, the Year 1 Base EBITDA shall be an amount equal to 115% of the stated EBITDA generated by the Company during the twelve calendar month period ending on the last day of the month in which the Effective Date occurs (the “Base EBITDA”), and the Year 2 Base EBITDA shall be an amount equal to 115% of the Year 1 Base EBITDA. For the purpose of calculating the foregoing, EBITDA will exclude (a) all transaction fees and monitoring fees payable by the Company to Great Point Partners, LLC or any of its Affiliates; and (b) any EBITDA generated from any business or assets subsequently acquired by the Company and its Subsidiaries (an “Acquired Business”) unless Employee is involved in the operation or management of such Acquired Business and the Board and the Employee mutually agree to include EBITDA from such Acquired Business in the calculation of EBITDA for purposes of calculating the Business Development Bonus, in which case (i) the EBITDA of such Acquired Business shall be included in Base EBITDA, and the Year 1 Base EBITDA and Year 2 Base EBITDA will be recalculated, (ii) the EBITDA generated from such Acquired Business following such acquisition shall be included in the Company’s EBITDA for purposes of calculating Employee’s Business Development Bonus, and (iii) in the case of any acquisition in which the Company or any of its Subsidiaries has agreed to pay an earnout to the seller of the Acquired Business, the EBITDA targets used to determine whether or not the earnout is paid to such seller that relate to any portion of the twelve month periods included in Year 1 and Year 2 will be added to the Year 1 Base EBITDA and Year 2 Base EBITDA, respectively. For the avoidance of doubt, for purposes of determining the Business Development Bonus, (x) a “business or assets subsequently acquired by the Company or any of its Subsidiaries” shall mean the acquisition by the Company or any of its Subsidiaries of the stock or assets of an unaffiliated entity, and (y) a transaction in which the Company only assumes the customer contracts and personnel of a surgical assistant practice and employs the surgical assistants working for such practice, but does not acquire any other assets, pay any amounts to third parties or assume any existing liabilities (other than future performance obligations under such contracts) in connection with such transaction, shall not be considered an Acquired Business. Any earned Business Development Bonus will be paid ninety (90) days after the end of such Measurement Period.

(d) If Employee disputes the Company’s calculation of the Business Development Bonus, Employee shall provide the Company with written notice of such dispute (the “Dispute Notice”) within forty-five (45) days of payment of such bonus by the Company, which notice shall set forth in reasonable detail the basis for such dispute and Employee’s calculation of the Company’s EBITDA and the Business Development Bonus. Employee and the Company shall use reasonable efforts to resolve the dispute with respect to the calculation of the Business Development Bonus within 30 days following the receipt by the Company of the Dispute Notice. If Employee and the Company are unable to resolve such dispute within such 30 day period, Employee and the Company shall promptly submit such dispute to BDO Seidman (the “Independent Accountant”) for resolution. The Independent Accountant shall determine any disputed items and calculate the Business Development Bonus within 30 days after such submission, and shall deliver to Employee and the Company in writing such calculation in reasonable detail as promptly as possible thereafter. The decision of the Independent Accountant shall be final and binding on the parties and the cost and expense of such Independent Accountant shall be borne by either Employee or the Company, whichever party’s calculation of the Business Development Bonus as submitted to the Independent Accountant was farther from the final decision of such Independent Accountant.

(e) If the Company elects not to renew this Agreement pursuant to Section 1, then for the fiscal year in which such nonrenewal occurs the Company will pay Employee an Annual Incentive Bonus equal to the Annual Incentive Bonus that would have been paid to Employee pursuant to Section 5(c) if the Company had terminated the Employee without Cause on the date this Agreement terminates.

(f) All amounts payable to Employee hereunder will be subject to all required withholding by the Company.

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(g) Within 30 days after the Effective Date, Employee will be granted an option to acquire a number of shares of Voting Common Stock of the Parent equal to 1.75% of the number of fully diluted outstanding shares of capital stock of the Parent on such date. Fifty percent (50%) of the options will vest when the Company achieves EBITDA during a period of twelve (12) consecutive calendar months equal to Fifteen Million Dollars ($15,000,000), so long as such achievement occurs within thirty-six (36) months of the Effective Date and the remaining fifty percent (50%) of the options will vest when the Company achieves EBITDA during a period of twelve (12) consecutive calendar months equal to Seventeen Million Five Hundred Thousand Dollars ($17,500,000), so long as such achievement occurs within forty-eight (48) months of the Effective Date. The Options will be issued pursuant to, and subject to the terms of, a Non-Qualified Stock Option Plan to be developed and approved by the Board. For the purpose of this Section 3(g), EBITDA will exclude (a) all transaction fees and monitoring fees payable by the Company to Great Point Partners, LLC or any of its Affiliates; and (b) any EBITDA generated from any Acquired Business.

4. Benefits. In addition to the compensation provided for in Section 3 above, Employee will be entitled to the following benefits during the Employment Period:

(a) Employee will be entitled to participate in the Company’s health and welfare benefit programs and vacation and other benefit programs for which other employees of the Company are generally eligible, subject to any eligibility requirements of such plans and programs. Employee will be entitled to twenty (20) days of paid vacation and twenty (20) days of paid sick leave for each complete fiscal year during the Employment Period and to carry over from year-to-year up to a maximum of thirty (30) days of unused vacation and thirty (30) days of unused sick leave each fiscal year. For any fiscal year in which Employee is employed for less than the full year, for any reason whatsoever, upon termination of employment Employee shall receive payment for any vacation which was accrued during such fiscal year and not used, which shall be calculated based on the number of days Employee was employed by the Company during the year in which such termination occurred. As of January 1, 2010, Employee had 30 days of vacation accrued and 30 days sick leave accrued (collectively, the “Prior Year Accrued Days”) which, in each case, may be used by Employee for additional vacation or sick days, provided that Employee agrees that upon termination of employment Employee shall not be paid for the Prior Year Accrued Days. The Company agrees that unless the Employee otherwise agrees, the benefit plans in which Employee is eligible to participate will be, in the aggregate, substantially similar to the benefits listed on Exhibit B attached hereto and hereby incorporated by reference into this Agreement. So long as Employee chooses to enroll in an individual healthcare insurance plan (that covers Employee and his eligible dependents) similar to the plan Employee is enrolled in on the date hereof, the Company will continue to reimburse the Employee for the monthly premiums for such plan.

(b) The Company will reimburse Employee for all reasonable expenses incurred by him in the course of performing his duties and responsibilities under this Agreement which are consistent with the Company’s policies in effect from time to time with respect to travel, entertainment and other business expenses (including the travel reimbursement policies described on Exhibit B), subject to the Company’s requirements with respect to reporting and documentation of such expenses.

(c) In addition, the Company will maintain at least Five Million Dollars ($5,000,000) of directors and officers insurance and will ensure that Employee is covered as an officer under such policy.

(d) In addition, the Company shall reimburse Employee for the professional dues described on Exhibit B and also for such other licenses, memberships and attendance at professional meetings and seminars, in each case, which are approved in advance by the Board.

5. Termination.

(a) Notwithstanding Section 1 of this Agreement, Employee’s employment with the Company and the Employment Period will end on the earlier of (i) Employee’s death or mental or physical disability or incapacity

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(as determined by a physician selected by the Company, that is reasonably acceptable to Employee or Employee’s legal representative, in its good faith judgment), (ii) the Employee’s resignation or (iii) termination by the Company at any time with or without Cause (as defined below). Except as otherwise provided herein, any termination of the Employment Period by the Company or by Employee will be effective as specified in a written notice from the terminating Party to the other Party.

(b) If the Employment Period is terminated by the Company with Cause or if the Employee resigns for any reason other than Good Reason, then the Employee will only be entitled to receive his Base Salary, through such date of termination or resignation and will not thereafter be entitled to any other salary, bonus, severance, compensation or benefits from the Company or any of its Subsidiaries or their benefit plans, other than vested retirement benefits or insurance continuation rights expressly required under applicable law (such as the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”). If the Employment Period is terminated pursuant to Section 5(a)(i) above, the Employee (or in the case of Employee’s death, Employee’s beneficiary and/or estate) will be entitled to receive his Base Salary through the date of termination and, if such termination occurs after March 31 of such year, then within 30 days after such termination the Company shall pay Employee (or his estate) a pro-rated Annual Incentive Bonus for the year in which the termination occurs, plus, if such termination occurs during the two year period following the Effective Date, a pro-rated Business Development Bonus for the applicable Measurement Period in which the termination occurs, in each case, based on (i) the portion of such fiscal year (or Measurement Period in the case of the Business Development Bonus) that Employee was employed and (ii) the results of the Company during the period prior to such termination. For example, if the Employee was employed for 4 months in a Measurement Period prior to his death or disability, then for purposes of the Business Development Bonus the EBITDA generated by the Company prior to such termination would be annualized, the Company would determine the amount of the bonus payable pursuant to such annualized EBITDA and the employee would be paid the pro rated amount (i.e., 1/3) of such Business Development Bonus. A similar calculation would be used to determine if Employee or his estate were entitled to any portion of the Annual Incentive Bonus.

Employee will not thereafter be entitled to any other salary, bonus, severance, compensation or benefits from the Company or any of its Subsidiaries or their benefit plans, other than vested retirement benefits, options or insurance continuation rights expressly required under applicable law (such as the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”).

(c) If (i) the Employee’s employment with the Company is terminated during the Employment Period by the Company without Cause or by the Employee with Good Reason, and, in either case, (ii) Employee executes a general release (the “Release”) in favor of the Company, its Subsidiaries and their affiliates in form and substance satisfactory to the Company and such release becomes effective and is not revoked or rescinded, and (iii) the Employee complies with the terms of this Agreement and the Release, the Employee will be entitled to receive (a) his Base Salary (at the rate then in effect) for a period equal to either twelve (12) months after the date of termination or the remainder of the Initial Term under this Agreement, whichever is greater (the “Severance Period”), and (b) a pro rata portion of his Annual Incentive Bonus and Business Development Bonus for the year in which the termination occurs, based on the period of months Employee was employed by the Company during such fiscal year (or, in the case of the Business Development Bonus, the portion of the Measurement Period). If Employee has been employed at least three months during such fiscal year (or during the Measurement Period in the case of the Business Development Bonus) then the amount of the bonus (prior to the pro ration based on the time Employee was employed) shall be calculated on the basis of annualizing the Company’s performance during the period Employee was employed by the Company. If Employee was not employed at least three months during such fiscal year (or during the Measurement Period in the case of the Business Development Bonus) then the amount of the bonus (prior to the pro ration based on the time Employee was employed) shall be determined after completion of the fiscal year (or the Measurement Period in the case of the Business Development Bonus) based on the Company’s actual performance during such period. The severance payments payable to Employee pursuant to this Section 5(c) will be paid at the time and in the manner set forth in Section 3 hereof. Notwithstanding the foregoing, if the Company is a “public company” within the

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meaning of Internal Revenue Code Section 409A, any amounts payable to the Employee during the first six months and one day following the date of termination pursuant to this Section 5(c) will be deferred until the date which is six months and one day following such termination, and if such payments are required to be so deferred the first payment will be in an amount equal to the total amount to which the Employee would otherwise have been entitled during the period following the date of termination of employment if deferral had not been required.

(d) Except as otherwise expressly provided herein, all of the Employee’s rights to salary, bonus, fringe benefits, severance and other compensation hereunder or under any policy or program or benefit plans of the Company or any of its Subsidiaries which might otherwise accrue or become payable on or after the termination of the Employment Period will cease upon such termination other than vested retirement benefits, vested options (subject to the terms of the applicable option and option plan), or insurance continuation rights those expressly required under applicable law (such as COBRA).

(e) For purposes of this Agreement, “Cause” will mean (i) the conviction of Employee for a felony or other crime involving moral turpitude or the Employee engages in any other act or omission involving misappropriation, dishonesty, unethical business conduct, disloyalty, fraud or breach of fiduciary duty, (ii) reporting to work under the influence of alcohol, (iii) the use of illegal drugs (whether or not at the workplace) or other conduct, even if not in conjunction with his duties hereunder, which could reasonably be expected to, or which does, cause the Company or any of its Subsidiaries public disgrace, disrepute or economic harm, (iv) repeated failure to perform duties as reasonably directed by the Board, (v) gross negligence or willful misconduct with respect to the Company or any of its Subsidiaries or in the performance of Employee’s duties hereunder, (vi) obtaining any personal profit not thoroughly disclosed to and approved by the Board in connection with any transaction entered into by, or on behalf of, or in relation to the Company or any of its Subsidiaries, (vii) violating any of the terms of the Company’s or any of its Subsidiaries established rules or policies which, if curable, is not cured to the Board’s reasonable satisfaction within thirty (30) days after written notice thereof to Employee, (viii) misrepresenting or intentionally failing to disclose a material fact to Parent or any of its affiliates in connection with their due diligence investigation of ASHI or any of its Subsidiaries or its business, assets, liabilities or prospects, or (ix) any other material breach of this Agreement or any other agreement between the Employee and the Company which, if curable, is not cured to the Board’s reasonable satisfaction within thirty (30) days after written notice thereof to the Employee. In addition, if the Company in good faith believes that Employee has committed a felony or other crime involving moral turpitude then the Company shall be permitted to suspend employee. For the first three (3) months of such suspension the Company shall continue to pay Employee his Base Salary. After such three (3) month period for so long as Employee is suspended the Company shall deposit Employee’s Base Salary in escrow. If Employee is thereafter convicted of such crime then if the Company terminates Employee in connection with such matter, such termination shall be considered for “Cause” as of the first day of such suspension and all amounts previously deposited in escrow shall be retained by the Company. If Employee is thereafter acquitted of such crime then all amounts previously deposited in escrow, plus interest on such amount at the rate of two and one-half percent (2-1/2%) per annum, shall be paid to Employee.

(f) For purposes of this Agreement, “Good Reason” will mean (i) Employee is assigned duties materially inconsistent with those contemplated by Section 2(a) (including the proviso in Section 2(a)) of this Agreement, provided that any such assignment of duties or demotion (x) shall only constitute “Good Reason” during the ninety (90) day period following the date of such assignment or demotion (after which it shall be deemed waived by Employee if prior thereto Employee has not exercised his right to resign for “Good Reason”), (y) shall only constitute “Good Reason” if Employee gives written notice to the Company of his intent to terminate this Agreement and the Company fails to remedy the same within thirty (30) days after such notice and (z) shall not constitute “Good Reason” when it is an isolated action not taken in bad faith, or (ii) any material breach of this Agreement by the Company, which breach is not cured within ten (10) business days following written notice to the Company of such breach, or (iii) the Company requiring Employee, without Employee’s prior consent, to be permanently based at any office located more than thirty (30) miles from the Company’s

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office at which Employee is based as of the date of this Agreement, excluding short term travel reasonably required in the performance of Employee’s duties hereunder.

6. Confidential Information.

(a) Employee recognizes and acknowledges that the continued success of Parent and the Company and its Subsidiaries depends upon the use and protection of a large body of confidential and proprietary information and that in return for the promises of Employee set forth in Section 10 hereof, Employee will be given access to certain Confidential Information of Parent, the Company, its Subsidiaries and affiliates and Persons with which Parent, the Company, and its Subsidiaries do business, and that such Confidential Information constitutes valuable, special and unique property of Parent, the Company, its Subsidiaries and such other Persons. “Confidential Information” will be interpreted to include all information of any sort (whether merely remembered or embodied in a tangible or intangible form) that is (i) related to Parent, the Company, its Subsidiaries, or any of their affiliates’ (including their predecessors) current or potential business and (ii) not generally or publicly known. Confidential Information includes, without limitation, the information, observations and data obtained by Employee while employed by the Company or its Subsidiaries (or any of their predecessors) concerning the business or affairs of the Company, its Subsidiaries, or any of their Clients’ affiliates, including information concerning acquisition opportunities in or reasonably related to Parent’s, the Company’s or its Subsidiaries’ or their affiliates’ business or industry, the identities of the current, former or prospective employees, suppliers and Clients, development, transition and transformation plans, methodologies and methods of doing business, strategic, marketing and expansion plans, financial and business plans, financial data, pricing information, employee lists and telephone numbers, locations of sales representatives, new and existing Client or supplier programs and services, Client terms, Client service and integration processes, requirements and costs of providing service, support and equipment. Employee agrees that he will use the Confidential Information only as necessary and only in connection with the performance of his duties hereunder. Employee agrees that he will not disclose to any unauthorized Person or use for his own or any other purposes (except as described in the immediately preceding sentence) any Confidential Information without the prior written consent of the Board, unless and to the extent that (a) the Confidential Information becomes generally known to and available for use by the public other than as a result of Employee’s acts or omissions or (b) Employee is ordered by a court of competent jurisdiction to disclose Confidential Information, provided that in such circumstance Employee must (i) provide prompt written notice of such order to the Company and (ii) cooperate with the Company to contest, object to or limit such a request and, in any case when revealing, or objecting to the disclosure of, such Confidential Information to such court.

(b) Employee understands that Parent, the Company, its Subsidiaries and their affiliates will receive from third parties confidential or proprietary information (“Third Party Information”) subject to a duty on Parent, the Company, its Subsidiaries and their affiliates to maintain the confidentiality of such information and to use it only for certain limited purposes. During the Employment Period and thereafter, and without in any way limiting the foregoing provisions of this Section 6, Employee will hold Third Party Information in the strictest confidence and will not disclose to anyone (other than personnel and consultants of the Company and affiliates who need to know such information in connection with their work for the Company or its affiliates) or use Third Party Information unless expressly authorized by such third party or by the Board.

(c) During the Employment Period, Employee will not improperly use or disclose any confidential information or trade secrets, if any, of any former employers or any other person or entity to whom the Employee has an obligation of confidentiality, and will not bring onto the premises of Parent, the Company, any of its Subsidiaries or any of their affiliates any unpublished documents or any property belonging to any former employer or any other person or entity to whom the Employee has an obligation of confidentiality unless consented to in writing by the former employer or such other person or entity. The Employee will use in the performance of his duties only information which is (i) generally known and used by persons with training and experience comparable to the Employee’s and which is (x) common knowledge in the industry or (y) is otherwise legally in the public domain, (ii) is otherwise provided or developed by the Company or any of its Subsidiaries or

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(iii) in the case of materials, property or information belonging to any former employer or other person or entity to whom the Employee has an obligation of confidentiality, approved for such use in writing by such former employer or other Person.

7. Indemnification. The Company will indemnify (and advance the costs of defense of) and hold harmless the Employee to the fullest extent permitted by the laws of the state in which the Company is incorporated, as in effect at the time of the subject act or omission, or by the Certificate of Incorporation and Bylaws of the Company, as in effect at such time or on the date of this Agreement, whichever affords greater protection to the Employee, and the Employee shall be entitled to the protection of any insurance policies the Company may elect to maintain generally for the benefit of its executive officers, against all judgments, damages, liabilities, costs, charges and expenses whatsoever incurred or sustained by him resulting from any action, suit or proceeding to which he may be made a party by reason of his being or having been an officer or director of the Company or any of its subsidiaries except that the Company shall have no obligation to indemnify Employee for liabilities (or expenses) relating to conduct of the Employee constituting gross negligence or willful misconduct. If a court of competent jurisdiction determines that Employee’s actions constituted gross negligence or willful misconduct, Employee will promptly pay to the Company all amounts previously paid to or on behalf of Employee pursuant to this Section 7. The Indemnification Agreement between ASHI and the Employee entered into prior to the Effective Date shall be deemed to be a part of this Agreement and is incorporated by reference hereby and may not be amended, revised or terminated except pursuant to the terms of this Agreement.

8. Return of Corporate Property. Employee acknowledges and agrees that all notes, records, reports, sketches, plans, unpublished memoranda or other documents, whether in paper, electronic or other form (and all copies thereof), held by the Employee concerning any information relating to the business of the Company or any of its Subsidiaries, whether confidential or not, are the property of the Company and its Subsidiaries. Employee will deliver to the Company at the termination or expiration of the Employment Period, or at any other time the Company may request, all equipment, files, property, memoranda, notes, plans, records, reports, computer tapes, printouts and software and other documents and data (and all electronic, paper or other copies thereof) belonging to the Company or any of its Subsidiaries which includes, but is not limited to, any materials that contain, embody or relate to the Confidential Information, Work Product (as defined in Section 9 below) or the business of the Company or any of its Subsidiaries, which he may then possess or have under his control. Employee will take any and all actions reasonably deemed necessary or appropriate by the Company from time to time in its sole discretion to ensure the continued confidentiality and protection of the Confidential Information. Employee will notify the Company promptly and in writing of any circumstances of which the Employee has knowledge relating to any disclosure, or possession or use of any Confidential Information (a) by any Person other than those authorized by the terms of this Agreement or (b) by an authorized person in an unauthorized manner.

9. Intellectual Property Rights. Employee acknowledges and agrees that all inventions, technology, processes, innovations, ideas, improvements, developments, methods, designs, analyses, trademarks, service marks, and other indicia of origin, writings, audiovisual works, concepts, drawings, reports and all similar, related, or derivative information or works (whether or not patentable or subject to copyright), including but not limited to all patents, copyrights, copyright registrations, trademarks, and trademark registrations in and to any of the foregoing, along with the right to practice, employ, exploit, use, develop, reproduce, copy, distribute copies, publish, license, or create works derivative of any of the foregoing, and the right to choose not to do or permit any of the aforementioned actions (collectively, the “Intellectual Property”), which relate to the business of providing professional surgical assistant services to patients, surgeons or healthcare institutions and which are conceived, developed or made by the Employee in the course of employment while employed by the Company or any of its Subsidiaries (including while employed by ASHI or its Subsidiaries prior to the Effective Date) (collectively, the “Work Product”) belong to the Company. For the absence of doubt, Work Product shall not include any Intellectual Property that is owned by the Employee (directly or through an entity in which the Employee owns an interest) but that was not conceived, developed or made by the Employee in the course of employment while employed by the Company or any of its Subsidiaries (including while employed by ASHI or its Subsidiaries prior to the Effective Date). All Work Product created by Employee while employed by the

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Company, its Subsidiaries or any of their predecessors will be considered “work made for hire,” and as such, the Company is the sole owner of all rights, title, and interests therein. All other rights to any new Work Product and all rights to any existing Work Product, including but not limited to all of Employee’s rights to any copyrights or copyright registrations related thereto, are conveyed, assigned and transferred to the Company pursuant to this Agreement. Employee will promptly disclose and deliver such Work Product to the Company and, at the Company’s expense, perform all actions reasonably requested by the Company(whether during or after the Employment Period) to establish, confirm and protect such ownership (including, without limitation, the execution of assignments, copyright registrations, consents, licenses, powers of attorney and other instruments). All Work Product made within six months after expiration termination of Employee’s employment with the Company or any of its Subsidiaries will be presumed to have been conceived during Employee’s employment with the Company, unless Employee can prove conclusively that it was created after such termination.

10. Non-Compete, Non-Solicitation.

(a) In further consideration of the compensation to be paid to Employee hereunder, the Confidential Information to be provided to Employee hereunder, the other obligations owed by the Company to the Employee under this Agreement, and the benefits to be received by Employee pursuant to the Merger Agreement and the Exchange Agreement; (x) Employee acknowledges that, in the course of his employment with the Company and its Subsidiaries (and its predecessors), he has, and will continue to, become familiar with the Company’s and its Subsidiaries’ trade secrets, methods of doing business, business plans and other valuable Confidential Information concerning the Company and its Subsidiaries and their Clients and suppliers and that his services have been and will be of special, unique and extraordinary value to the Company and its Subsidiaries and (y) Employee agrees that, so long as Employee is employed by the Company or any subsidiary thereof, and continuing for two (2) years thereafter (the “Restricted Period”), Employee will not directly or indirectly, anywhere in the Applicable Area (whether on his own account, or as an employee, consultant, agent, partner, manager, joint venturer, owner, operator or officer of any other Person, or in any other capacity):

(i) act in a capacity, or provide services, similar to those that Employee acted in or provided for the Company or any of its Subsidiaries, for any business that is the same as the Business;

(ii) act in a capacity, or provide services, similar to those that Employee acted in or provided for the Company or any of its Subsidiaries, for any business that directly or indirectly competes with the Business;

(iii) act in a capacity, or provide services, similar to those that Employee acted in or provided for the Company of any of its Subsidiaries, for any business that directly or indirectly competes with any other business conducted by the Company or any of its affiliates during the Employment Period;

(iv) supervise, manage or oversee others engaging in any of the activities described above;

(v) act in a capacity or provide services in which it is likely that Employee will disclose or use the Company ’s Confidential Information;

(vi) engage in the Business or manage, control, participate in, provide financing to, consult with, or render services for, any other Person that engages in the Business;

(vii) otherwise engage in any business, venture or activity that is competitive with the Business; or

(viii) own any interest in, consult with, render services to or otherwise assist any Person that does any of the foregoing.

Nothing herein will (i) prohibit the Employee from being a passive owner of not more than 5% of the outstanding stock of any class of a corporation which is publicly traded, so long as the Employee has no active

9

participation in the business of such corporation; or (ii) prohibit the Employee from performing services solely as a surgical assistant to those surgeons that request the Employee to serve (so long as Employee does not engage in any of the other activities prohibited by this Agreement). In addition, if Employee desires to engage in an activity that Employee believes may breach this Section 10(a) Employee shall provide to the Board a written description of such activity and the circumstances under which such activities will be performed. Employee shall not be in breach of this Section 10(a) if, after reviewing such information, the Board of Directors, in its sole discretion, approves such activity in writing (“Permitted Activities”), provided that if the type or scope of such activities (or the circumstances under which such activities are performed) change or are different from the type or scope of such activities approved in writing by the Board then such activities will no longer be Permitted Activities unless the Board of Directors again approves such activities in writing.

(b) During the Restricted Period, Employee will not, directly or indirectly, in any manner (whether on his own account, as an owner, operator, officer, director, partner, manager, employee, agent, contractor, consultant or otherwise): (i) hire or engage, or recruit, solicit or otherwise attempt to employ or retain or enter into any business relationship with, any individual who is or was an employee of or consultant to the Company or any of its Subsidiaries, (ii) induce or attempt to induce any current or former employee of, or consultant to, the Company or any of its Subsidiaries, to leave the employ of the Company or any of its Subsidiaries, or in any way interfere with the relationship between the Company or any of its Subsidiaries and their employees or consultants, (iii) recommend the hiring of, or provide a reference for any person who was an employee of or consultant to the Company or any of its Subsidiaries (provided, however that Employee may hire former employees and consultants to the Company and Subsidiaries after such former employees or consultants have ceased to be employed or otherwise engaged by the Company or any of its Subsidiaries for a period of at least eighteen (18) months).

(c) During the Restricted Period, the Employee will not, directly or indirectly, in any manner (whether for his own account, as an owner, operator, officer, director, partner, manager, employee, agent, contractor, consultant or otherwise): (i) call on, solicit or service any Client with the intent of selling or attempting to sell any service or product similar to those offered by the Business, or (ii) in any way interfere with the relationship between the Company or any of its Subsidiaries and any Client, supplier, licensee or other business relation (or any prospective Client, supplier, licensee, healthcare provider network or other business relation) of the Company or any of its Subsidiaries (including, without limitation, by making any negative or disparaging statements or communications regarding the Company, or any of its Subsidiaries or any of its operations, officers, directors or investors).

(d) Employee acknowledges and agrees that the restrictions contained in this Section 10 with respect to time, geographical area, and scope of activity are reasonable and do not impose a greater restraint than is necessary to protect the goodwill and other legitimate business interests of the Company and that Employee has had the opportunity to review the provisions of this Agreement with his legal counsel. In particular, Employee agrees and acknowledges that the Company is currently engaging in business and actively marketing its services and products throughout the Applicable Area, the Company expends significant time and effort developing and protecting the confidentiality of its methods of doing business, technology, Client lists, long term Client relationships and trade secrets and such methods, technology, Client lists, Client relationships and trade secrets have significant value. However, if, at the time of enforcement of this Section 10, a court holds that the duration, geographical area or scope of activity restrictions stated herein are unreasonable under circumstances then existing or impose a greater restraint than is necessary to protect the goodwill and other business interests of the Company, the Parties agree that the maximum duration, scope or area reasonable under such circumstances will be substituted for the stated duration, scope or area and that the court will be allowed to revise the restrictions contained herein to cover the maximum duration, scope and area permitted by law, in all cases giving effect to the intent of the parties that the restrictions contained herein be given effect to the broadest extent possible. The existence of any claim or cause of action by Employee against the Company or any of its affiliates, whether predicated on this Agreement or otherwise, will not constitute a defense to the enforcement by the Company of the provisions of Sections 6, 8, 9 or this Section 10, which Sections will be enforceable notwithstanding the

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existence of any breach by the Company. Notwithstanding the foregoing, Employee will not be prohibited from pursuing such claims or causes of action against the Company. Employee consents to the Company notifying any future employer of Employee of Employee’s obligations under Section 6, 8, 9 and this Section 10 of this Agreement.

(e) In the event of the breach or a threatened breach by Employee of any of the provisions of Section 6, 8, 9 or this Section 10, the Company or any of its Subsidiaries, in addition and supplementary to any other rights and remedies existing in its favor, will be entitled to specific performance and/or injunctive or other equitable relief from a court of competent jurisdiction in order to enforce or prevent any violations of the provisions hereof (without posting a bond or other security). In addition, in the event of an alleged breach or violation by the Employee of this Section 10, the Restricted Period will be tolled until such breach or violation has been duly cured.

(f) If either party (i) brings any action or proceeding to enforce any provision of this Agreement or to obtain damages as a result of a breach of this Agreement or to enjoin any breach of this Agreement and (ii) prevails in such action or proceeding, then the non-prevailing party will, in addition to any other rights and remedies available to the prevailing party, reimburse the prevailing party for any and all reasonable costs and expenses (including attorneys’ fees) incurred by the prevailing party in connection with such action or proceeding.

11. Employee As Surgical Assistant. The Company acknowledges that it is aware of, and agrees to, the fact that the Employee is required to assist in a minimum number of surgical procedures per calendar year in order to maintain eligibility for continued licensing and certification as a Licensed and Certified Surgical Assistant by national and state licensing and certifying bodies and to maintain clinical privileges at the facilities at which such services are performed. The Company agrees that the Employee’s provision of surgical assistance services in these cases and taking such actions as may be required to maintain such privileges shall not and will not be considered by the Company to be a violation by the Employee of any of the terms of this Agreement. The Employee agrees that any potential revenue from such cases shall be treated by the Employee as property of the Company, and Employee agrees to promptly forward the paperwork for such cases to the Company for billing purposes. This provision shall apply only during the Employment Period.

12. Employee’s Representations. Employee hereby represents and warrants to the Company that (i) he has entered into this Agreement of his own free will for no consideration other than as referred to herein, (ii) the execution, delivery and performance of this Agreement by the Employee does not and will not conflict with, breach, violate or cause a default under any contract, agreement, instrument, order, judgment or decree to which Employee is a party or by which Employee is bound, (iii) Employee is not a party to or bound by any employment, non-competition, confidentiality or other similar agreement with any other Person and (iv) upon the execution and delivery of this Agreement by the Company, this Agreement will be the valid and binding obligation of Employee, enforceable in accordance with its terms. The Employee hereby acknowledges and represents that Employee has had the opportunity to consult with independent legal counsel regarding Employee’s rights and obligations under this Agreement and that the Employee fully understands the terms and conditions contained herein.

13. Definitions.

“Applicable Area” means (a) the states of Texas and Oklahoma and within twenty-five (25) miles of any city in which the Company or any of its Subsidiaries is engaged in Business, but if such area is determined by judicial action to be too broad, then it means (b) within twenty-five (25) miles of any city in which the Company or any of its Subsidiaries does business, but if such area is determined by judicial action to be too broad, then it means (c) within those cities in which the Company or any of its Subsidiaries is engaged in Business.

“Board” means the Board of Directors of the Company or Parent.

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“Business” means directly or indirectly engaging in (a) the business of providing professional surgical assistant services to patients, surgeons or healthcare institutions, and (b) the business of selling or providing any related products or services that are sold or provided by the Company or any of its Subsidiaries during the Employment Period.

“Client” means any Person (including, without limitation, any hospital or health care provider network):

(a) with which the Company or any of its Subsidiaries has contracted or by which it has been engaged to provide surgical assistant services during the twelve (12) months prior to the date of termination of Employee’s employment; or

(b) which was called upon or solicited by the Company or any of its Subsidiaries (or its predecessors) during such twelve (12) month period if Employee had direct or indirect contact with such Person as an employee of the Company or learned or became aware of such Person during his employment with the Company or any of its Subsidiaries.

“Closing” means the closing date of the transactions contemplated by the Merger Agreement.

“EBITDA” means, for the relevant time period, the amount equal to the sum of (a) Net Income during such period, plus (b) to the extent (but only to the extent) deducted in determining such Net Income, without duplication, (i) all interest expense for such period, (ii) all charges against Net Income for such period for federal, state and local income Taxes, (iii) all depreciation expenses for such period, (iv) all amortization expenses for such period, minus (c) to the extent (but only to the extent) added in determining such Net Income (i) all interest income during such period, and (ii) the amount of any Annual Incentive Bonus payable to Employee or any other employee related to such period. EBITDA will be calculated using the same assumptions and adjustments (to the extent applicable) and the same guidance used to calculate the stated EBITDA of the Company ($7.12 million) for the year ended December 31, 2009 pursuant to the Purchaser’s Quality of Earnings analysis.

“Effective Date” means the Closing Date as defined in the Merger Agreement.

“Measurement Period” means each of Year 1 and Year 2.

“Net Income” shall mean, for each Measurement Period, net earnings (or net loss) of the Company and its Subsidiaries on a consolidated basis for such Measurement Period, but excluding (without duplication) (a) any gains or losses from the collection of the proceeds of any insurance policies or settlements during such Measurement Period, (b) any restoration to income of any reserve, except to the extent such reserve was recorded during such Measurement Period, (c) any income or gain or loss during such Measurement Period from any prior period adjustments resulting from any change in accounting principles in accordance with GAAP, or any discontinued operations or disposition thereof, and (d) any gains or losses resulting from the retirement or extinguishment of debt or the acquisition of any securities.

“Parent” means AH Holdings, Inc., a Delaware corporation.

“Person” means any natural person, corporation, general partnership, limited partnership, limited liability Company or partnership, proprietorship, other business organization, trust, union, association or governmental or regulatory entities, department, agency or authority.

“Subsidiaries” means any corporation or other entity of which the securities or other ownership interests having the voting power to elect a majority of the board of directors or other governing body are, at the time of determination, owned by the Company or Parent or any corporation or other entity of which the Company or Parent or one of their Subsidiaries serves as the managing member or in a similar capacity, in each case either directly or through one or more Subsidiaries.

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“Year 1” means the period of twelve complete calendar months starting on the first day of the month following the month in which the Effective Date occurs.

“Year 2” means the twelve complete calendar months immediately following Year 1 (i.e., months 13 through 24).

14. Survival. Sections 5 through 30 will survive and continue in full force in accordance with their terms notwithstanding the termination of the Employment Period.

15. Notices. Any notice provided for in this Agreement will be in writing and will be either personally delivered, sent by reputable overnight courier service, sent by facsimile (with hard copy to follow by regular mail) or mailed by first class mail, return receipt requested, to the recipient at the address below indicated:

Notices to the Employee:

Zak W. Elgamal

15231 Black Falls Lane

Sugar Land, Texas 77498

Telephone: (713) 825-8680

Facsimile: (409) 974-5414

with copies to (which will not constitute notice to the Employee):

Broad and Cassel

One North Clematis Street

Suite 500

West Palm Beach, Florida 33401

Attn: Kathleen L. Deutsch

Facsimile: (561) 650-1130

Notices to the Company;

American Surgical Holdings, Inc.

c/o Great Point Partners, LLC

165 Mason Street, 3rd Floor

Greenwich, Connecticut 06830

Attn: Adam Dolder

Fax: (203) 971-3320

with copies to (which will not constitute notice to the Company):

McDermott Will & Emery LLP

227 West Monroe St.

Suite 4400

Chicago, IL 60606

Attn: Brooks B. Gruemmer

Facsimile: (312) 984-7700

or such other address or to the attention of such other person as the recipient party will have specified by prior written notice to the sending party. Any notice under this Agreement will be deemed to have been given when so delivered, sent or mailed.

16. Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any action in any other jurisdiction, but this Agreement

13

will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

17. Complete Agreement. This Agreement embodies the complete agreement and understanding among the Parties and supersedes and preempts any prior understandings, agreements or representations by or among the Parties or any of their Subsidiaries, written or oral, which may have related to the subject matter hereof in any way. Employee acknowledges and agrees that this Agreement supersedes and preempts any other agreements between ASHI, the Company or any of their Subsidiaries and Employee or any other entities that Employee owns an interest in or is an officer or director of, including but not limited to, (a) that certain Executive Employment Agreement and Compensation Package dated as of June 18, 2009 between ASHI and Employee, (b) that certain Service Agreement dated as of July 1, 2002 between American Surgical Assistants, Inc. and Certified Surgeon Assistant Services, Inc. (“CSAS” and such agreement being the “CSAS Agreement”) and (c) that certain Service Agreement dated as of July 1, 2002 between American Surgical Assistants, Inc. and Professional Surgical Assistants, Inc. (the “PSA Agreement”, and together with the CSAS Agreement, the “Service Agreements”). In the event that the Service Agreements are not terminated prior to the Effective Date, Employee agrees to cause their termination on the Effective Date. Upon the Effective Date, Employee hereby releases Parent, ASHI, the Company, their Subsidiaries and all of their affiliates and waives any claims or rights the Employee or CSAS or any of their affiliates may have under the Services Agreements and any other prior or existing agreement or understanding with Parent, ASHI, the Company or any of their subsidiaries, affiliates or predecessors, including, but not limited to, any claim for any termination fee, severance, bonus or other benefits.

18. Counterparts. This Agreement may be executed in separate counterparts (including by facsimile signature pages), each of which is deemed to be an original and all of which taken together constitute one and the same agreement.

19. No Strict Construction. The parties hereto jointly participated in the negotiation and drafting of this Agreement. The language used in this Agreement will be deemed to be the language chosen by the parties hereto to express their collective mutual intent, this Agreement will be construed as if drafted jointly by the parties hereto, and no rule of strict construction will be applied against any Person.

20. Successors and Assigns. This Agreement is intended to bind and inure to the benefit of and be enforceable by Employee, the Company and their respective heirs, successors and assigns. Employee may not assign his rights or delegate his duties or obligations hereunder without the prior written consent of the Company. On the Effective Date ASHI will succeed to all of the Company’s rights and obligations hereunder and all references herein to the Company still refer to ASHI. The Company may assign its rights and obligations hereunder (including, without limitation its rights under Section 10), without the consent of, or notice to, Employee, to any of the Company’s affiliates or to any Person that acquires the Company or any portion of its business or its assets, in which case all references to the Company will refer to such assignee.

21. Choice of Law; Exclusive Venue. THIS AGREEMENT, AND ALL ISSUES AND QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS AGREEMENT, WILL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF TEXAS, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW RULES OR PROVISIONS (WHETHER OF THE STATE OF TEXAS OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF TEXAS. THE PARTIES AGREE THAT ALL DISPUTES, LEGAL ACTIONS, SUITS AND PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT MUST BE BROUGHT EXCLUSIVELY IN A FEDERAL DISTRICT COURT LOCATED IN THE CENTRAL DISTRICT OF THE STATE OF TEXAS (COLLECTIVELY THE “DESIGNATED COURTS”). EACH PARTY HEREBY CONSENTS AND SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE DESIGNATED COURTS. NO LEGAL ACTION, SUIT OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN ANY OTHER FORUM. EACH PARTY HEREBY

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IRREVOCABLY WAIVES ALL CLAIMS OF IMMUNITY FROM JURISDICTION AND ANY OBJECTION WHICH SUCH PARTY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING IN ANY DESIGNATED COURT, INCLUDING ANY RIGHT TO OBJECT ON THE BASIS THAT ANY DISPUTE, ACTION, SUIT OR PROCEEDING BROUGHT IN THE DESIGNATED COURTS HAS BEEN BROUGHT IN AN IMPROPER OR INCONVENIENT FORUM OR VENUE.

22. Mutual Waiver of Jury Trial. THE COMPANY AND EMPLOYEE EACH WAIVE THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY AFFILIATE OF ANY OTHER SUCH PARTY, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS OR OTHERWISE. THE COMPANY AND THE EMPLOYEE EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION WILL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR ANY PROVISION HEREOF. THIS WAIVER WILL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT.

23. Business Days. If any time period for giving notice or taking action hereunder expires on a day which is a Saturday, Sunday or legal holiday in the state in which the Company’s chief-executive office is located, the time period shall automatically be extended to the business day immediately following such Saturday, Sunday or legal holiday.

24. Effective Date. This Agreement will become effective on the Effective Date. If for any reason, the Merger Agreement is terminated prior to the Effective Date, then this Agreement will not be effective and will be of no force or effect.

25. Withholding. The Company will, when and only to the extent required by law, be entitled to deduct or withhold from any amounts owing to the Employee any federal, state, local or foreign withholding taxes, excise tax, or employment taxes (“Taxes”) imposed with respect to the Employee’s compensation or other payments from the Company or the Employee’s ownership interest in the Company or its parent (including, without limitation, wages, bonuses, dividends, the receipt or exercise of equity options and/or the receipt or vesting of restricted equity). In the event the Company does not make such deductions or withholdings, the Employee will indemnify and hold harmless the Company for any amounts paid with respect to any such Taxes.

26. Corporate Opportunities. During the Employment Period, Employee will submit to the Board all business, commercial and investment opportunities or offers presented to Employee or of which Employee becomes aware which relate to businesses of the Company or its Subsidiaries and affiliates, if any, as such businesses exist at any time during the Employment Period (collectively, “Corporate Opportunities”). During the Employment Period, unless approved by the Board, Employee will not accept or pursue, directly or indirectly, any Corporate Opportunities on Employee’s own behalf.

27. Assistance in Proceedings. During the Employment Period and thereafter, Employee will cooperate with the Company in any internal investigation or administrative, regulatory or judicial proceeding as reasonably requested by Parent or the Company (including, without limitation, Employee being available to Parent and the Company upon reasonable notice for interviews and factual investigations, appearing at the Company’s request to give testimony without requiring service of a subpoena or other legal process, volunteering to the Company all pertinent information and turning over to the Company all relevant documents which are or may come into Employee’s possession, all at times and on schedules that are reasonably consistent with Employee’s other permitted activities and commitments). In the event the Company requires Employee’s cooperation in accordance

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with this Section 28 after the Employment Period, the Company will pay Employee a reasonable per diem as determined by the Board and reimburse Employee for reasonable expenses incurred in connection therewith (including lodging and meals, upon submission of receipts).

28. Waiver of Statutory Limitations Periods. Employee agrees that any claim against the Company relating to the employment relationship between the Company and the Employee (including the termination of the employment relationship) must be brought against the Company within 180 days of the event giving rise to the claim, or within the applicable statutory limitations period (whichever period is shorter), or else Employee’s claim is forever barred.

29. Condition to Seeking Subsequent Employment. Employee agrees to disclose Sections 6, 9 and 10 of this Agreement to any Person with whom Employee interviews during Employee’s employment with the Company, or with whom Employee interviews within twelve (12) months following the effective date of the termination of Employee’s employment with the Company.

30. Amendment and Waiver. The provisions of this Agreement may be amended or waived only with the prior written consent of the Company and the Employee, and no course of conduct or course of dealing or failure or delay by any Party hereto in enforcing or exercising any of the provisions of this Agreement will affect the validity, binding effect or enforceability of this Agreement or be deemed to be an implied waiver of any provision of this Agreement.

*    *    *    *    *

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IN WITNESS WHEREOF, the Parties hereto have executed this Employment Agreement as of the date set forth on the first page hereof.

AH MERGER SUB, INC.

By:	/s/ Adam B. Dolder

Name:	Adam B. Dolder

Its:	Secretary

“EMPLOYEE”

/s/ Zak W. Elgamal
Zak W. Elgamal

EXHIBIT A

PERMITTED BUSINESS ACTIVITIES

•	Medical Missions

•	Museum of Natural Science

•	National Surgical Assistants Association and affiliated magazine,

•	American Board of Surgical Assistants

•	East Virginia Medical School

•	Virginia Association of Surgical Assistants

•	Museum of Fine Arts

•	Homeowners’ associations

•	Membership and/or board positions in any organization related to surgical assistants and/or staffing nationwide.

•	Activities related to The Joint Commission.

•

Passive investment in CSA Services, Inc., ZeJa LLC, ZBT Associates, LLC, all privately owned companies that plan to produce and market patented innovative health care and services products that are unrelated to surgical assisting so long as the activities of such entities do not compete (or assist others in competing) with the Company or any of its Subsidiaries. As of the date hereof, the percentage ownership in each entity listed above is as follows:

CSA Services, Inc.	100%

ZeJa LLC	50%

ZBT Associates, LLC	29%

EXHIBIT B

BENEFITS

BENEFIT

Up to twenty (20) days per year paid vacation leave, to roll over from year-to year up to a maximum of 90 days

Up to twenty (20) days per year paid sick leave, to roll over from year-to-year up to a maximum of 90 days

Reimbursement for monthly medical insurance:

ASHI monthly premium as of April, 2010: Zak W. Elgamal $1,448 (Humana)(rate includes Major medical for Mr. Elgamal’s spouse); Jaime A. Olmo $2,055 (BCBS) (rate includes coverage, including dental, for Mr. Olmo’s spouse and children) [rates subject to change from time-to-time]

Humana $25,000 life insurance:

Current premium: each $12.25/mo or $5.65/pay period [rates subject to change from time-to-time]

Guardian Dental (Employee/Spouse):

Current premium: each $82.56/mo or $38.10/pay period [rates subject to change from time-to-time]

Guardian Long Term Disability:

Current premium: each $480/mo or $221.54/pay period [rates subject to change from time-to-time]

Flexible Spending plan:

Current plan: each $2,000/yr or $76.92/pay period [subject to change from time-to-time]

No individual payment for the Health Reimbursement Account. Estimate $6.00/mo fee for each employee (admin. Fee) – ASA pays for all employees [rates subject to change from time-to-time]

EZ-Tag toll road account: estimate each $100.00/mo [amount subject to change from time-to-time]

Automobile allowance: each $2,000/mo;

American Express Platinum Corporate for business related expenses

(airline tickets, hotels, meals, rental car, etc. related to business travel):

Business travel longer than two hours (@) business/first class (where available), if only available airline to destination has no business class, @ business select or equivalent.

Company paid cellular phone services plan with data package (ATT, Verizon, and T-Mobile, required for areas where one signal is not reliable)

Digital pager

Professional organizations’ annual dues/subscriptions

(NSAA, ABSA, ACS, ACPE, and ACHCA): estimate $1,000/yr each organization

401(k) Plan: without employer contribution

EMPLOYMENT AGREEMENT

THIS EMPLOYMENT AGREEMENT (this “Agreement”) is made as of December 20, 2010 but shall be effective as of the Effective Date, between AH Merger Sub, Inc., a Delaware corporation (the “Company”), and Jaime A. Olmo-Rivas (the “Employee”). The Company and the Employee are sometimes hereinafter referred to individually as a “Party” and together as “Parties.”

WHEREAS, Employee has substantial business knowledge and expertise in the conduct of the Business (as defined in Section 14 below) and the Company desires to retain the knowledge, expertise and experience of the Employee to assist in the operations and management of the Company and its Subsidiaries (as defined in Section 14 below);

WHEREAS, Employee acknowledges that the Company and its Subsidiaries expend substantial resources establishing long term relationships with their Clients (as defined in Section 14 below) and the Employee has and will from time to time during the course of his employment continue to be exposed to such Clients, and prospective Clients or other business relations;

WHEREAS, Employee acknowledges that in return for Employee’s promises contained herein, including but not limited to those in Section 10 hereof, the Company will give Employee valuable Confidential Information (as defined in Section 6 below) including, but not limited to, the Company’s and its Subsidiaries’ methods of doing business, business plans and trade secrets;

WHEREAS, the Company desires that Employee not directly or indirectly compete with the Company and its Subsidiaries for a reasonable period of time because of the detrimental effect such competition would have on the business of the Company and its Subsidiaries; and

WHEREAS, the Employee is a party to the Exchange Agreement, dated as of the date hereof between the Parent and Employee (the “Exchange Agreement”);

WHEREAS, as a significant stockholder of American Surgical Holdings, Inc. (“ASHI”) the Employee will benefit from the completion of the transactions contemplated by the Agreement and Plan of Merger among the Company, Parent and ASHI dated as of the date hereof (the “Merger Agreement”);

WHEREAS, the execution and delivery of this Agreement by Employee is a condition precedent to the Parent’s obligations under the Exchange Agreement and Merger Agreement;

WHEREAS, upon consummation of the Merger, ASHI will succeed to all of the Company’s rights and obligations under this Agreement as the successor employer.

WHEREAS, capitalized terms used in this Agreement but not defined in the text thereof shall have the meanings specified in Section 14 below;

NOW THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

1. Employment; Term. The Company will continue to employ Employee, and Employee hereby accepts employment with the Company, upon the terms and conditions set forth in this Agreement for the period beginning on the Effective Date (as defined below) and unless sooner terminated as provided in Section 5 hereof, ending on the last day of the month following the month in which the second anniversary of the Effective Date occurs (the “Initial Term”). At the expiration of the Initial Term, this Agreement will automatically renew for one additional term of one (1) year (a “Renewal Term” and, together with the Initial Term, the “Employment Period”), unless notice of nonrenewal is given in writing by either Party hereto to the other Party at least ninety (90) days prior to the expiration of the Initial Term.

2. Position and Duties.

(a) Employee will serve as the Chief Operating Officer of the Company and will have the normal duties, responsibilities and authority of a Chief Operating Officer of a similarly sized company operating in its industry, as well as those reasonably assigned to him from time to time by the Board, subject to the power of the Board to expand or limit such duties, responsibilities and authority and to override Employee’s actions; provided, that notwithstanding the foregoing the Board may, after discussion with and subject to Employee’s consent, transition Employee to a senior advisory position within the Company other than that of a day-to-day operational executive with decreased duties and responsibilities and a different title (the “Transition”). In the event Company and Employee agree to a Transition, Employee’s compensation and employee benefits will not be decreased during the Employment Period unless otherwise agreed to by Company and the Employee.

(b) During the Employment Period, Employee will report to the Board and will devote his best efforts and his full business time and attention (except for permitted vacation periods and reasonable periods of illness or other incapacity) to the business and affairs of the Company and its Subsidiaries and to the performance of such duties as may be assigned to him from time to time by the Board. Employee will act in the best interest of the Company and its Subsidiaries and will not engage in any other business activity; provided, that Employee shall be permitted to (i) serve as a director of an organization or entity that does not compete with the Company; (ii) deliver lectures, write articles, or fulfill speaking engagements; or (iii) engage in charitable and community activities, in each case to the extent described on Exhibit A or approved by the Board, so long as such activities do not interfere with Employee’s obligations hereunder and in connection with such activities Employee does not violate any of the terms of this Agreement. Employee will perform his duties, responsibilities and functions on behalf of the Company and its Subsidiaries hereunder to the best of his abilities in a diligent, trustworthy, businesslike and efficient manner.

3. Compensation.

(a) During the Employment Period, Employee’s base salary will be $386,250 per annum (as adjusted from time to time by the Board, the (“Base Salary”). The Base Salary will be paid by the Company to Employee in regular installments in accordance with the Company’s general payroll practices and may be increased annually in the sole discretion of the Board.

(b) In addition to the Base Salary, for each complete fiscal year during the Employment Period, Employee shall be eligible to earn a discretionary annual performance bonus (the “Annual Incentive Bonus”) of up to a maximum amount of one hundred percent (100%) of his then-applicable Base Salary. The fiscal year of the Company shall end on December 31. Except as provided in Sections 5(b) and 5(c), the Employee will only be paid an Annual Incentive Bonus for a fiscal year if the Employee is employed by the Company on the last day of such fiscal year. The Annual Incentive Bonus payable with respect to 2010, shall be prorated for the portion of the year from the Effective Date through December 31, 2010. The actual amount of the Annual Incentive Bonus for each fiscal year will be determined by the Board and will be based upon Employee and the Company meeting certain reasonable financial goals and targets established by the Board. The Company’s targets will be established during the annual budgeting cycle for the respective fiscal year, provided that the revenue target for fiscal year 2010 shall be $23,414,000 and the EBITDA target for fiscal year 2010 shall be $8,346,000 and the revenue target for fiscal year 2011 shall be $26,650,000 and the EBITDA target for fiscal year 2011 shall be $9,500,000. Any earned Annual Incentive Bonus will be paid no later than five (5) days after the completion of the independent financial audit for such year, but in no event later than 120 days following the end of the respective fiscal year. If the amount of the Annual Incentive Bonus paid is less than the maximum amount of such bonus, the bonus payment shall be accompanied by an explanation of the computation of the Annual Incentive Bonus.

(c) In addition to the Base Salary and any earned Annual Incentive Bonus, Employee shall be eligible to earn a bonus equal to 12.5% of (a) any EBITDA generated by the Company during Year 1 in excess of the

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Year 1 Base EBITDA, and (b) any EBITDA generated by the Company in Year 2 in excess of the Year 2 Base EBITDA (collectively, the “Business Development Bonus”) provided, however, that except as provided in Section 5(b) and Section 5(c) the Business Development Bonus related to Year 1 will only be payable to Employee if Employee is employed by the Company on the last day of Year 1 and the Business Development Bonus related to Year 2 will only be payable to Employee if Employee is employed by the Company on the last day of Year 2. For the purpose of calculating the Business Development Bonus, the Year 1 Base EBITDA shall be an amount equal to 115% of the stated EBITDA generated by the Company during the twelve calendar month period ending on the last day of the month in which the Effective Date occurs (the “Base EBITDA”), and the Year 2 Base EBITDA shall be an amount equal to 115% of the Year 1 Base EBITDA. For the purpose of calculating the foregoing, EBITDA will exclude (a) all transaction fees and monitoring fees payable by the Company to Great Point Partners, LLC or any of its Affiliates; and (b) any EBITDA generated from any business or assets subsequently acquired by the Company and its Subsidiaries (an “Acquired Business”) unless Employee is involved in the operation or management of such Acquired Business and the Board and the Employee mutually agree to include EBITDA from such Acquired Business in the calculation of EBITDA for purposes of calculating the Business Development Bonus, in which case (i) the EBITDA of such Acquired Business shall be included in Base EBITDA, and the Year 1 Base EBITDA and Year 2 Base EBITDA will be recalculated, (ii) the EBITDA generated from such Acquired Business following such acquisition shall be included in the Company’s EBITDA for purposes of calculating Employee’s Business Development Bonus, and (iii) in the case of any acquisition in which the Company or any of its Subsidiaries has agreed to pay an earnout to the seller of the Acquired Business, the EBITDA targets used to determine whether or not the earnout is paid to such seller that relate to any portion of the twelve month periods included in Year 1 and Year 2 will be added to the Year 1 Base EBITDA and Year 2 Base EBITDA, respectively. For the avoidance of doubt, for purposes of determining the Business Development Bonus, (x) a “business or assets subsequently acquired by the Company or any of its Subsidiaries” shall mean the acquisition by the Company or any of its Subsidiaries of the stock or assets of an unaffiliated entity, and (y) a transaction in which the Company only assumes the customer contracts and personnel of a surgical assistant practice and employs the surgical assistants working for such practice, but does not acquire any other assets, pay any amounts to third parties or assume any existing liabilities (other than future performance obligations under such contracts) in connection with such transaction, shall not be considered an Acquired Business. Any earned Business Development Bonus will be paid ninety (90) days after the end of such Measurement Period.

(d) If Employee disputes the Company’s calculation of the Business Development Bonus, Employee shall provide the Company with written notice of such dispute (the “Dispute Notice”) within forty-five (45) days of payment of such bonus by the Company, which notice shall set forth in reasonable detail the basis for such dispute and Employee’s calculation of the Company’s EBITDA and the Business Development Bonus. Employee and the Company shall use reasonable efforts to resolve the dispute with respect to the calculation of the Business Development Bonus within 30 days following the receipt by the Company of the Dispute Notice. If Employee and the Company are unable to resolve such dispute within such 30 day period, Employee and the Company shall promptly submit such dispute to BDO Seidman (the “Independent Accountant”) for resolution. The Independent Accountant shall determine any disputed items and calculate the Business Development Bonus within 30 days after such submission, and shall deliver to Employee and the Company in writing such calculation in reasonable detail as promptly as possible thereafter. The decision of the Independent Accountant shall be final and binding on the parties and the cost and expense of such Independent Accountant shall be borne by either Employee or the Company, whichever party’s calculation of the Business Development Bonus as submitted to the Independent Accountant was farther from the final decision of such Independent Accountant.

(e) If the Company elects not to renew this Agreement pursuant to Section 1, then for the fiscal year in which such nonrenewal occurs the Company will pay Employee an Annual Incentive Bonus equal to the Annual Incentive Bonus that would have been paid to Employee pursuant to Section 5(c) if the Company had terminated the Employee without Cause on the date this Agreement terminates.

(f) All amounts payable to Employee hereunder will be subject to all required withholding by the Company.

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(g) Within 30 days after the Effective Date, Employee will be granted an option to acquire a number of shares of Voting Common Stock of the Parent equal to 1.75% of the number of fully diluted outstanding shares of capital stock of the Parent on such date. Fifty percent (50%) of the options will vest when the Company achieves EBITDA during a period of twelve (12) consecutive calendar months equal to Fifteen Million Dollars ($15,000,000), so long as such achievement occurs within thirty-six (36) months of the Effective Date and the remaining fifty percent (50%) of the options will vest when the Company achieves EBITDA during a period of twelve (12) consecutive calendar months equal to Seventeen Million Five Hundred Thousand Dollars ($17,500,000), so long as such achievement occurs within forty-eight (48) months of the Effective Date. The Options will be issued pursuant to, and subject to the terms of, a Non-Qualified Stock Option Plan to be developed and approved by the Board. For the purpose of this Section 3(g), EBITDA will exclude (a) all transaction fees and monitoring fees payable by the Company to Great Point Partners, LLC or any of its Affiliates; and (b) any EBITDA generated from any Acquired Business.

4. Benefits. In addition to the compensation provided for in Section 3 above, Employee will be entitled to the following benefits during the Employment Period:

(a) Employee will be entitled to participate in the Company’s health and welfare benefit programs and vacation and other benefit programs for which other employees of the Company are generally eligible, subject to any eligibility requirements of such plans and programs. Employee will be entitled to twenty (20) days of paid vacation and twenty (20) days of paid sick leave for each complete fiscal year during the Employment Period and to carry over from year-to-year up to a maximum of thirty (30) days of unused vacation and thirty (30) days of unused sick leave each fiscal year. For any fiscal year in which Employee is employed for less than the full year, for any reason whatsoever, upon termination of employment Employee shall receive payment for any vacation which was accrued during such fiscal year and not used, which shall be calculated based on the number of days Employee was employed by the Company during the year in which such termination occurred. As of January 1, 2010, Employee had 30 days of vacation accrued and 30 days sick leave accrued (collectively, the “Prior Year Accrued Days”) which, in each case, may be used by Employee for additional vacation or sick days, provided that Employee agrees that upon termination of employment Employee shall not be paid for the Prior Year Accrued Days. The Company agrees that unless the Employee otherwise agrees, the benefit plans in which Employee is eligible to participate will be, in the aggregate, substantially similar to the benefits listed on Exhibit B attached hereto and hereby incorporated by reference into this Agreement. So long as Employee chooses to enroll in an individual healthcare insurance plan (that covers Employee and his eligible dependents) similar to the plan Employee is enrolled in on the date hereof, the Company will continue to reimburse the Employee for the monthly premiums for such plan.

(b) The Company will reimburse Employee for all reasonable expenses incurred by him in the course of performing his duties and responsibilities under this Agreement which are consistent with the Company’s policies in effect from time to time with respect to travel, entertainment and other business expenses (including the travel reimbursement policies described on Exhibit B), subject to the Company’s requirements with respect to reporting and documentation of such expenses.

(c) In addition, the Company will maintain at least Five Million Dollars ($5,000,000) of directors and officers insurance and will ensure that Employee is covered as an officer under such policy.

(d) In addition, the Company shall reimburse Employee for the professional dues described on Exhibit B and also for such other licenses, memberships and attendance at professional meetings and seminars, in each case, which are approved in advance by the Board.

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5. Termination.

(a) Notwithstanding Section 1 of this Agreement, Employee’s employment with the Company and the Employment Period will end on the earlier of (i) Employee’s death or mental or physical disability or incapacity (as determined by a physician selected by the Company, that is reasonably acceptable to Employee or Employee’s legal representative, in its good faith judgment), (ii) the Employee’s resignation or (iii) termination by the Company at any time with or without Cause (as defined below). Except as otherwise provided herein, any termination of the Employment Period by the Company or by Employee will be effective as specified in a written notice from the terminating Party to the other Party.

(b) If the Employment Period is terminated by the Company with Cause or if the Employee resigns for any reason other than Good Reason, then the Employee will only be entitled to receive his Base Salary, through such date of termination or resignation and will not thereafter be entitled to any other salary, bonus, severance, compensation or benefits from the Company or any of its Subsidiaries or their benefit plans, other than vested retirement benefits or insurance continuation rights expressly required under applicable law (such as the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”). If the Employment Period is terminated pursuant to Section 5(a)(i) above, the Employee (or in the case of Employee’s death, Employee’s beneficiary and/or estate) will be entitled to receive his Base Salary through the date of termination and, if such termination occurs after March 31 of such year, then within 30 days after such termination the Company shall pay Employee (or his estate) a pro-rated Annual Incentive Bonus for the year in which the termination occurs, plus, if such termination occurs during the two year period following the Effective Date, a pro-rated Business Development Bonus for the applicable Measurement Period in which the termination occurs, in each case, based on (i) the portion of such fiscal year (or Measurement Period in the case of the Business Development Bonus) that Employee was employed and (ii) the results of the Company during the period prior to such termination. For example, if the Employee was employed for 4 months in a Measurement Period prior to his death or disability, then for purposes of the Business Development Bonus the EBITDA generated by the Company prior to such termination would be annualized, the Company would determine the amount of the bonus payable pursuant to such annualized EBITDA and the employee would be paid the pro rated amount (i.e., 1/3) of such Business Development Bonus. A similar calculation would be used to determine if Employee or his estate were entitled to any portion of the Annual Incentive Bonus.

Employee will not thereafter be entitled to any other salary, bonus, severance, compensation or benefits from the Company or any of its Subsidiaries or their benefit plans, other than vested retirement benefits, options or insurance continuation rights expressly required under applicable law (such as the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”).

(c) If (i) the Employee’s employment with the Company is terminated during the Employment Period by the Company without Cause or by the Employee with Good Reason, and, in either case, (ii) Employee executes a general release (the “Release”) in favor of the Company, its Subsidiaries and their affiliates in form and substance satisfactory to the Company and such release becomes effective and is not revoked or rescinded, and (iii) the Employee complies with the terms of this Agreement and the Release, the Employee will be entitled to receive (a) his Base Salary (at the rate then in effect) for a period equal to either twelve (12) months after the date of termination or the remainder of the Initial Term under this Agreement, whichever is greater (the “Severance Period”), and (b) a pro rata portion of his Annual Incentive Bonus and Business Development Bonus for the year in which the termination occurs, based on the period of months Employee was employed by the Company during such fiscal year (or, in the case of the Business Development Bonus, the portion of the Measurement Period). If Employee has been employed at least three months during such fiscal year (or during the Measurement Period in the case of the Business Development Bonus) then the amount of the bonus (prior to the pro ration based on the time Employee was employed) shall be calculated on the basis of annualizing the Company’s performance during the period Employee was employed by the Company. If Employee was not employed at least three months during such fiscal year (or during the Measurement Period in the case of the Business Development Bonus) then the amount of the bonus (prior to the pro ration based on the time Employee

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was employed) shall be determined after completion of the fiscal year (or the Measurement Period in the case of the Business Development Bonus) based on the Company’s actual performance during such period. The severance payments payable to Employee pursuant to this Section 5(c) will be paid at the time and in the manner set forth in Section 3 hereof. Notwithstanding the foregoing, if the Company is a “public company” within the meaning of Internal Revenue Code Section 409A, any amounts payable to the Employee during the first six months and one day following the date of termination pursuant to this Section 5(c) will be deferred until the date which is six months and one day following such termination, and if such payments are required to be so deferred the first payment will be in an amount equal to the total amount to which the Employee would otherwise have been entitled during the period following the date of termination of employment if deferral had not been required.

(d) Except as otherwise expressly provided herein, all of the Employee’s rights to salary, bonus, fringe benefits, severance and other compensation hereunder or under any policy or program or benefit plans of the Company or any of its Subsidiaries which might otherwise accrue or become payable on or after the termination of the Employment Period will cease upon such termination other than vested retirement benefits, vested options (subject to the terms of the applicable option and option plan), or insurance continuation rights those expressly required under applicable law (such as COBRA).

(e) For purposes of this Agreement, “Cause” will mean (i) the conviction of Employee for a felony or other crime involving moral turpitude or the Employee engages in any other act or omission involving misappropriation, dishonesty, unethical business conduct, disloyalty, fraud or breach of fiduciary duty, (ii) reporting to work under the influence of alcohol, (iii) the use of illegal drugs (whether or not at the workplace) or other conduct, even if not in conjunction with his duties hereunder, which could reasonably be expected to, or which does, cause the Company or any of its Subsidiaries public disgrace, disrepute or economic harm, (iv) repeated failure to perform duties as reasonably directed by the Board, (v) gross negligence or willful misconduct with respect to the Company or any of its Subsidiaries or in the performance of Employee’s duties hereunder, (vi) obtaining any personal profit not thoroughly disclosed to and approved by the Board in connection with any transaction entered into by, or on behalf of, or in relation to the Company or any of its Subsidiaries, (vii) violating any of the terms of the Company’s or any of its Subsidiaries established rules or policies which, if curable, is not cured to the Board’s reasonable satisfaction within thirty (30) days after written notice thereof to Employee, (viii) misrepresenting or intentionally failing to disclose a material fact to Parent or any of its affiliates in connection with their due diligence investigation of ASHI or any of its Subsidiaries or its business, assets, liabilities or prospects, or (ix) any other material breach of this Agreement or any other agreement between the Employee and the Company which, if curable, is not cured to the Board’s reasonable satisfaction within thirty (30) days after written notice thereof to the Employee. In addition, if the Company in good faith believes that Employee has committed a felony or other crime involving moral turpitude then the Company shall be permitted to suspend employee. For the first three (3) months of such suspension the Company shall continue to pay Employee his Base Salary. After such three (3) month period for so long as Employee is suspended the Company shall deposit Employee’s Base Salary in escrow. If Employee is thereafter convicted of such crime then if the Company terminates Employee in connection with such matter, such termination shall be considered for “Cause” as of the first day of such suspension and all amounts previously deposited in escrow shall be retained by the Company. If Employee is thereafter acquitted of such crime then all amounts previously deposited in escrow, plus interest on such amount at the rate of two and one-half percent (2-1/2%) per annum, shall be paid to Employee.

(f) For purposes of this Agreement, “Good Reason” will mean (i) Employee is assigned duties materially inconsistent with those contemplated by Section 2(a) (including the proviso in Section 2(a)) of this Agreement, provided that any such assignment of duties or demotion (x) shall only constitute “Good Reason” during the ninety (90) day period following the date of such assignment or demotion (after which it shall be deemed waived by Employee if prior thereto Employee has not exercised his right to resign for “Good Reason”), (y) shall only constitute “Good Reason” if Employee gives written notice to the Company of his intent to terminate this Agreement and the Company fails to remedy the same within thirty (30) days after such notice and (z) shall not constitute “Good Reason” when it is an isolated action not taken in bad faith, or (ii) any material

25

breach of this Agreement by the Company, which breach is not cured within ten (10) business days following written notice to the Company of such breach, or (iii) the Company requiring Employee, without Employee’s prior consent, to be permanently based at any office located more than thirty (30) miles from the Company’s office at which Employee is based as of the date of this Agreement, excluding short term travel reasonably required in the performance of Employee’s duties hereunder.

6. Confidential Information.

(a) Employee recognizes and acknowledges that the continued success of Parent and the Company and its Subsidiaries depends upon the use and protection of a large body of confidential and proprietary information and that in return for the promises of Employee set forth in Section 10 hereof, Employee will be given access to certain Confidential Information of Parent, the Company, its Subsidiaries and affiliates and Persons with which Parent, the Company, and its Subsidiaries do business, and that such Confidential Information constitutes valuable, special and unique property of Parent, the Company, its Subsidiaries and such other Persons. “Confidential Information” will be interpreted to include all information of any sort (whether merely remembered or embodied in a tangible or intangible form) that is (i) related to Parent, the Company, its Subsidiaries, or any of their affiliates’ (including their predecessors) current or potential business and (ii) not generally or publicly known. Confidential Information includes, without limitation, the information, observations and data obtained by Employee while employed by the Company or its Subsidiaries (or any of their predecessors) concerning the business or affairs of the Company, its Subsidiaries, or any of their Clients’ affiliates, including information concerning acquisition opportunities in or reasonably related to Parent’s, the Company’s or its Subsidiaries’ or their affiliates’ business or industry, the identities of the current, former or prospective employees, suppliers and Clients, development, transition and transformation plans, methodologies and methods of doing business, strategic, marketing and expansion plans, financial and business plans, financial data, pricing information, employee lists and telephone numbers, locations of sales representatives, new and existing Client or supplier programs and services, Client terms, Client service and integration processes, requirements and costs of providing service, support and equipment. Employee agrees that he will use the Confidential Information only as necessary and only in connection with the performance of his duties hereunder. Employee agrees that he will not disclose to any unauthorized Person or use for his own or any other purposes (except as described in the immediately preceding sentence) any Confidential Information without the prior written consent of the Board, unless and to the extent that (a) the Confidential Information becomes generally known to and available for use by the public other than as a result of Employee’s acts or omissions or (b) Employee is ordered by a court of competent jurisdiction to disclose Confidential Information, provided that in such circumstance Employee must (i) provide prompt written notice of such order to the Company and (ii) cooperate with the Company to contest, object to or limit such a request and, in any case when revealing, or objecting to the disclosure of, such Confidential Information to such court.

(b) Employee understands that Parent, the Company, its Subsidiaries and their affiliates will receive from third parties confidential or proprietary information (“Third Party Information”) subject to a duty on Parent, the Company, its Subsidiaries and their affiliates to maintain the confidentiality of such information and to use it only for certain limited purposes. During the Employment Period and thereafter, and without in any way limiting the foregoing provisions of this Section 6, Employee will hold Third Party Information in the strictest confidence and will not disclose to anyone (other than personnel and consultants of the Company and affiliates who need to know such information in connection with their work for the Company or its affiliates) or use Third Party Information unless expressly authorized by such third party or by the Board.

(c) During the Employment Period, Employee will not improperly use or disclose any confidential information or trade secrets, if any, of any former employers or any other person or entity to whom the Employee has an obligation of confidentiality, and will not bring onto the premises of Parent, the Company, any of its Subsidiaries or any of their affiliates any unpublished documents or any property belonging to any former employer or any other person or entity to whom the Employee has an obligation of confidentiality unless consented to in writing by the former employer or such other person or entity. The Employee will use in the performance of his duties only information which is (i) generally known and used by persons with training and

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experience comparable to the Employee’s and which is (x) common knowledge in the industry or (y) is otherwise legally in the public domain, (ii) is otherwise provided or developed by the Company or any of its Subsidiaries or (iii) in the case of materials, property or information belonging to any former employer or other person or entity to whom the Employee has an obligation of confidentiality, approved for such use in writing by such former employer or other Person.

7. Indemnification. The Company will indemnify (and advance the costs of defense of) and hold harmless the Employee to the fullest extent permitted by the laws of the state in which the Company is incorporated, as in effect at the time of the subject act or omission, or by the Certificate of Incorporation and Bylaws of the Company, as in effect at such time or on the date of this Agreement, whichever affords greater protection to the Employee, and the Employee shall be entitled to the protection of any insurance policies the Company may elect to maintain generally for the benefit of its executive officers, against all judgments, damages, liabilities, costs, charges and expenses whatsoever incurred or sustained by him resulting from any action, suit or proceeding to which he may be made a party by reason of his being or having been an officer or director of the Company or any of its subsidiaries except that the Company shall have no obligation to indemnify Employee for liabilities (or expenses) relating to conduct of the Employee constituting gross negligence or willful misconduct. If a court of competent jurisdiction determines that Employee’s actions constituted gross negligence or willful misconduct, Employee will promptly pay to the Company all amounts previously paid to or on behalf of Employee pursuant to this Section 7. The Indemnification Agreement between ASHI and the Employee entered into prior to the Effective Date shall be deemed to be a part of this Agreement and is incorporated by reference hereby and may not be amended, revised or terminated except pursuant to the terms of this Agreement.

8. Return of Corporate Property. Employee acknowledges and agrees that all notes, records, reports, sketches, plans, unpublished memoranda or other documents, whether in paper, electronic or other form (and all copies thereof), held by the Employee concerning any information relating to the business of the Company or any of its Subsidiaries, whether confidential or not, are the property of the Company and its Subsidiaries. Employee will deliver to the Company at the termination or expiration of the Employment Period, or at any other time the Company may request, all equipment, files, property, memoranda, notes, plans, records, reports, computer tapes, printouts and software and other documents and data (and all electronic, paper or other copies thereof) belonging to the Company or any of its Subsidiaries which includes, but is not limited to, any materials that contain, embody or relate to the Confidential Information, Work Product (as defined in Section 9 below) or the business of the Company or any of its Subsidiaries, which he may then possess or have under his control. Employee will take any and all actions reasonably deemed necessary or appropriate by the Company from time to time in its sole discretion to ensure the continued confidentiality and protection of the Confidential Information. Employee will notify the Company promptly and in writing of any circumstances of which the Employee has knowledge relating to any disclosure, or possession or use of any Confidential Information (a) by any Person other than those authorized by the terms of this Agreement or (b) by an authorized person in an unauthorized manner.

9. Intellectual Property Rights. Employee acknowledges and agrees that all inventions, technology, processes, innovations, ideas, improvements, developments, methods, designs, analyses, trademarks, service marks, and other indicia of origin, writings, audiovisual works, concepts, drawings, reports and all similar, related, or derivative information or works (whether or not patentable or subject to copyright), including but not limited to all patents, copyrights, copyright registrations, trademarks, and trademark registrations in and to any of the foregoing, along with the right to practice, employ, exploit, use, develop, reproduce, copy, distribute copies, publish, license, or create works derivative of any of the foregoing, and the right to choose not to do or permit any of the aforementioned actions (collectively, the “Intellectual Property”), which relate to the business of providing professional surgical assistant services to patients, surgeons or healthcare institutions and which are conceived, developed or made by the Employee in the course of employment while employed by the Company or any of its Subsidiaries (including while employed by ASHI or its Subsidiaries prior to the Effective Date) (collectively, the “Work Product”) belong to the Company. For the absence of doubt, Work Product shall not include any Intellectual Property that is owned by the Employee (directly or through an entity in which the Employee owns an interest) but that was not conceived, developed or made by the Employee in the course of

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employment while employed by the Company or any of its Subsidiaries (including while employed by ASHI or its Subsidiaries prior to the Effective Date). All Work Product created by Employee while employed by the Company, its Subsidiaries or any of their predecessors will be considered “work made for hire,” and as such, the Company is the sole owner of all rights, title, and interests therein. All other rights to any new Work Product and all rights to any existing Work Product, including but not limited to all of Employee’s rights to any copyrights or copyright registrations related thereto, are conveyed, assigned and transferred to the Company pursuant to this Agreement. Employee will promptly disclose and deliver such Work Product to the Company and, at the Company’s expense, perform all actions reasonably requested by the Company(whether during or after the Employment Period) to establish, confirm and protect such ownership (including, without limitation, the execution of assignments, copyright registrations, consents, licenses, powers of attorney and other instruments). All Work Product made within six months after expiration termination of Employee’s employment with the Company or any of its Subsidiaries will be presumed to have been conceived during Employee’s employment with the Company, unless Employee can prove conclusively that it was created after such termination.

10. Non-Compete, Non-Solicitation.

(a) In further consideration of the compensation to be paid to Employee hereunder, the Confidential Information to be provided to Employee hereunder, the other obligations owed by the Company to the Employee under this Agreement, and the benefits to be received by Employee pursuant to the Merger Agreement and the Exchange Agreement; (x) Employee acknowledges that, in the course of his employment with the Company and its Subsidiaries (and its predecessors), he has, and will continue to, become familiar with the Company’s and its Subsidiaries’ trade secrets, methods of doing business, business plans and other valuable Confidential Information concerning the Company and its Subsidiaries and their Clients and suppliers and that his services have been and will be of special, unique and extraordinary value to the Company and its Subsidiaries and (y) Employee agrees that, so long as Employee is employed by the Company or any subsidiary thereof, and continuing for two (2) years thereafter (the “Restricted Period”), Employee will not directly or indirectly, anywhere in the Applicable Area (whether on his own account, or as an employee, consultant, agent, partner, manager, joint venturer, owner, operator or officer of any other Person, or in any other capacity):

(i) act in a capacity, or provide services, similar to those that Employee acted in or provided for the Company or any of its Subsidiaries, for any business that is the same as the Business;

(ii) act in a capacity, or provide services, similar to those that Employee acted in or provided for the Company or any of its Subsidiaries, for any business that directly or indirectly competes with the Business;

(iii) act in a capacity, or provide services, similar to those that Employee acted in or provided for the Company of any of its Subsidiaries, for any business that directly or indirectly competes with any other business conducted by the Company or any of its affiliates during the Employment Period;

(iv) supervise, manage or oversee others engaging in any of the activities described above;

(v) act in a capacity or provide services in which it is likely that Employee will disclose or use the Company’s Confidential Information;

(vi) engage in the Business or manage, control, participate in, provide financing to, consult with, or render services for, any other Person that engages in the Business;

(vii) otherwise engage in any business, venture or activity that is competitive with the Business; or

(viii) own any interest in, consult with, render services to or otherwise assist any Person that does any of the foregoing.

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Nothing herein will (i) prohibit the Employee from being a passive owner of not more than 5% of the outstanding stock of any class of a corporation which is publicly traded, so long as the Employee has no active participation in the business of such corporation; or (ii) prohibit the Employee from performing services solely as a surgical assistant to those surgeons that request the Employee to serve (so long as Employee does not engage in any of the other activities prohibited by this Agreement). In addition, if Employee desires to engage in an activity that Employee believes may breach this Section 10(a) Employee shall provide to the Board a written description of such activity and the circumstances under which such activities will be performed. Employee shall not be in breach of this Section 10(a) if, after reviewing such information, the Board of Directors, in its sole discretion, approves such activity in writing (“Permitted Activities”), provided that if the type or scope of such activities (or the circumstances under which such activities are performed) change or are different from the type or scope of such activities approved in writing by the Board then such activities will no longer be Permitted Activities unless the Board of Directors again approves such activities in writing.

(b) During the Restricted Period, Employee will not, directly or indirectly, in any manner (whether on his own account, as an owner, operator, officer, director, partner, manager, employee, agent, contractor, consultant or otherwise): (i) hire or engage, or recruit, solicit or otherwise attempt to employ or retain or enter into any business relationship with, any individual who is or was an employee of or consultant to the Company or any of its Subsidiaries, (ii) induce or attempt to induce any current or former employee of, or consultant to, the Company or any of its Subsidiaries, to leave the employ of the Company or any of its Subsidiaries, or in any way interfere with the relationship between the Company or any of its Subsidiaries and their employees or consultants, (iii) recommend the hiring of, or provide a reference for any person who was an employee of or consultant to the Company or any of its Subsidiaries (provided, however that Employee may hire former employees and consultants to the Company and Subsidiaries after such former employees or consultants have ceased to be employed or otherwise engaged by the Company or any of its Subsidiaries for a period of at least eighteen (18) months).

(c) During the Restricted Period, the Employee will not, directly or indirectly, in any manner (whether for his own account, as an owner, operator, officer, director, partner, manager, employee, agent, contractor, consultant or otherwise): (i) call on, solicit or service any Client with the intent of selling or attempting to sell any service or product similar to those offered by the Business, or (ii) in any way interfere with the relationship between the Company or any of its Subsidiaries and any Client, supplier, licensee or other business relation (or any prospective Client, supplier, licensee, healthcare provider network or other business relation) of the Company or any of its Subsidiaries (including, without limitation, by making any negative or disparaging statements or communications regarding the Company, or any of its Subsidiaries or any of its operations, officers, directors or investors).

(d) Employee acknowledges and agrees that the restrictions contained in this Section 10 with respect to time, geographical area, and scope of activity are reasonable and do not impose a greater restraint than is necessary to protect the goodwill and other legitimate business interests of the Company and that Employee has had the opportunity to review the provisions of this Agreement with his legal counsel. In particular, Employee agrees and acknowledges that the Company is currently engaging in business and actively marketing its services and products throughout the Applicable Area, the Company expends significant time and effort developing and protecting the confidentiality of its methods of doing business, technology, Client lists, long term Client relationships and trade secrets and such methods, technology, Client lists, Client relationships and trade secrets have significant value. However, if, at the time of enforcement of this Section 10, a court holds that the duration, geographical area or scope of activity restrictions stated herein are unreasonable under circumstances then existing or impose a greater restraint than is necessary to protect the goodwill and other business interests of the Company, the Parties agree that the maximum duration, scope or area reasonable under such circumstances will be substituted for the stated duration, scope or area and that the court will be allowed to revise the restrictions contained herein to cover the maximum duration, scope and area permitted by law, in all cases giving effect to the intent of the parties that the restrictions contained herein be given effect to the broadest extent possible. The existence of any claim or cause of action by Employee against the Company or any of its affiliates, whether predicated on this Agreement or otherwise, will not constitute a defense to the enforcement by the Company of

29

the provisions of Sections 6, 8, 9 or this Section 10, which Sections will be enforceable notwithstanding the existence of any breach by the Company. Notwithstanding the foregoing, Employee will not be prohibited from pursuing such claims or causes of action against the Company. Employee consents to the Company notifying any future employer of Employee of Employee’s obligations under Section 6, 8, 9 and this Section 10 of this Agreement.

(e) In the event of the breach or a threatened breach by Employee of any of the provisions of Section 6, 8, 9 or this Section 10, the Company or any of its Subsidiaries, in addition and supplementary to any other rights and remedies existing in its favor, will be entitled to specific performance and/or injunctive or other equitable relief from a court of competent jurisdiction in order to enforce or prevent any violations of the provisions hereof (without posting a bond or other security). In addition, in the event of an alleged breach or violation by the Employee of this Section 10, the Restricted Period will be tolled until such breach or violation has been duly cured.

(f) If either party (i) brings any action or proceeding to enforce any provision of this Agreement or to obtain damages as a result of a breach of this Agreement or to enjoin any breach of this Agreement and (ii) prevails in such action or proceeding, then the non-prevailing party will, in addition to any other rights and remedies available to the prevailing party, reimburse the prevailing party for any and all reasonable costs and expenses (including attorneys’ fees) incurred by the prevailing party in connection with such action or proceeding.

11. Employee As Surgical Assistant. The Company acknowledges that it is aware of, and agrees to, the fact that the Employee is required to assist in a minimum number of surgical procedures per calendar year in order to maintain eligibility for continued licensing and certification as a Licensed and Certified Surgical Assistant by national and state licensing and certifying bodies and to maintain clinical privileges at the facilities at which such services are performed. The Company agrees that the Employee’s provision of surgical assistance services in these cases and taking such actions as may be required to maintain such privileges shall not and will not be considered by the Company to be a violation by the Employee of any of the terms of this Agreement. The Employee agrees that any potential revenue from such cases shall be treated by the Employee as property of the Company, and Employee agrees to promptly forward the paperwork for such cases to the Company for billing purposes. This provision shall apply only during the Employment Period.

12. Employee’s Representations. Employee hereby represents and warrants to the Company that (i) he has entered into this Agreement of his own free will for no consideration other than as referred to herein, (ii) the execution, delivery and performance of this Agreement by the Employee does not and will not conflict with, breach, violate or cause a default under any contract, agreement, instrument, order, judgment or decree to which Employee is a party or by which Employee is bound, (iii) Employee is not a party to or bound by any employment, non-competition, confidentiality or other similar agreement with any other Person and (iv) upon the execution and delivery of this Agreement by the Company, this Agreement will be the valid and binding obligation of Employee, enforceable in accordance with its terms. The Employee hereby acknowledges and represents that Employee has had the opportunity to consult with independent legal counsel regarding Employee’s rights and obligations under this Agreement and that the Employee fully understands the terms and conditions contained herein.

13. Definitions.

“Applicable Area” means (a) the states of Texas and Oklahoma and within twenty-five (25) miles of any city in which the Company or any of its Subsidiaries is engaged in Business, but if such area is determined by judicial action to be too broad, then it means (b) within twenty-five (25) miles of any city in which the Company or any of its Subsidiaries does business, but if such area is determined by judicial action to be too broad, then it means (c) within those cities in which the Company or any of its Subsidiaries is engaged in Business.

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“Board” means the Board of Directors of the Company or Parent.

“Business” means directly or indirectly engaging in (a) the business of providing professional surgical assistant services to patients, surgeons or healthcare institutions, and (b) the business of selling or providing any related products or services that are sold or provided by the Company or any of its Subsidiaries during the Employment Period.

“Client” means any Person (including, without limitation, any hospital or health care provider network):

(a) with which the Company or any of its Subsidiaries has contracted or by which it has been engaged to provide surgical assistant services during the twelve (12) months prior to the date of termination of Employee’s employment; or

(b) which was called upon or solicited by the Company or any of its Subsidiaries (or its predecessors) during such twelve (12) month period if Employee had direct or indirect contact with such Person as an employee of the Company or learned or became aware of such Person during his employment with the Company or any of its Subsidiaries.

“Closing” means the closing date of the transactions contemplated by the Merger Agreement.

“EBITDA” means, for the relevant time period, the amount equal to the sum of (a) Net Income during such period, plus (b) to the extent (but only to the extent) deducted in determining such Net Income, without duplication, (i) all interest expense for such period, (ii) all charges against Net Income for such period for federal, state and local income Taxes, (iii) all depreciation expenses for such period, (iv) all amortization expenses for such period, minus (c) to the extent (but only to the extent) added in determining such Net Income (i) all interest income during such period, and (ii) the amount of any Annual Incentive Bonus payable to Employee or any other employee related to such period. EBITDA will be calculated using the same assumptions and adjustments (to the extent applicable) and the same guidance used to calculate the stated EBITDA of the Company ($7.12 million) for the year ended December 31, 2009 pursuant to the Purchaser’s Quality of Earnings analysis.

“Effective Date” means the Closing Date as defined in the Merger Agreement.

“Measurement Period” means each of Year 1 and Year 2.

“Net Income” shall mean, for each Measurement Period, net earnings (or net loss) of the Company and its Subsidiaries on a consolidated basis for such Measurement Period, but excluding (without duplication) (a) any gains or losses from the collection of the proceeds of any insurance policies or settlements during such Measurement Period, (b) any restoration to income of any reserve, except to the extent such reserve was recorded during such Measurement Period, (c) any income or gain or loss during such Measurement Period from any prior period adjustments resulting from any change in accounting principles in accordance with GAAP, or any discontinued operations or disposition thereof, and (d) any gains or losses resulting from the retirement or extinguishment of debt or the acquisition of any securities.

“Parent” means AH Holdings, Inc., a Delaware corporation.

“Person” means any natural person, corporation, general partnership, limited partnership, limited liability Company or partnership, proprietorship, other business organization, trust, union, association or governmental or regulatory entities, department, agency or authority.

“Subsidiaries” means any corporation or other entity of which the securities or other ownership interests having the voting power to elect a majority of the board of directors or other governing body are, at the time of determination, owned by the Company or Parent or any corporation or other entity of which the Company or Parent or one of their Subsidiaries serves as the managing member or in a similar capacity, in each case either directly or through one or more Subsidiaries.

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“Year 1” means the period of twelve complete calendar months starting on the first day of the month following the month in which the Effective Date occurs.

“Year 2” means the twelve complete calendar months immediately following Year 1 (i.e., months 13 through 24).

14. Survival. Sections 5 through 30 will survive and continue in full force in accordance with their terms notwithstanding the termination of the Employment Period.

15. Notices. Any notice provided for in this Agreement will be in writing and will be either personally delivered, sent by reputable overnight courier service, sent by facsimile (with hard copy to follow by regular mail) or mailed by first class mail, return receipt requested, to the recipient at the address below indicated:

Notices to the Employee:

Jaime A. Olmo Rivas

10039 Bissonnet Street, Suite 250

Houston, TX 77036-7852

Telephone: (713) 598-1919

Facsimile: (713) 779-9862

with copies to (which will not constitute notice to the Employee):

Broad and Cassel

One North Clematis Street

Suite 500

West Palm Beach, Florida 33401

Attn: Kathleen L. Deutsch

Facsimile: (561) 650-1130

Notices to the Company;

American Surgical Holdings, Inc.

c/o Great Point Partners, LLC

165 Mason Street, 3rd Floor

Greenwich, Connecticut 06830

Attn: Adam Dolder

Fax: (203) 971-3320

with copies to (which will not constitute notice to the Company ):

McDermott Will & Emery LLP

227 West Monroe St.

Suite 4400

Chicago, IL 60606

Attn: Brooks B. Gruemmer

Facsimile: (312) 984-7700

or such other address or to the attention of such other person as the recipient party will have specified by prior written notice to the sending party. Any notice under this Agreement will be deemed to have been given when so delivered, sent or mailed.

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16. Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any action in any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

17. Complete Agreement. This Agreement embodies the complete agreement and understanding among the Parties and supersedes and preempts any prior understandings, agreements or representations by or among the Parties or any of their Subsidiaries, written or oral, which may have related to the subject matter hereof in any way. Employee acknowledges and agrees that this Agreement supersedes and preempts any other agreements between ASHI, the Company or any of their Subsidiaries and Employee or any other entities that Employee owns an interest in or is an officer or director of, including but not limited to, (a) that certain Executive Employment Agreement and Compensation Package dated as of June 18, 2009 between ASHI and Employee, (b) that certain Service Agreement dated as of July 1, 2002 between American Surgical Assistants, Inc. and Certified Surgeon Assistant Services, Inc. (“CSAS” and such agreement being the “CSAS Agreement”) and (c) that certain Service Agreement dated as of July 1, 2002 between American Surgical Assistants, Inc. and Professional Surgical Assistants, Inc. (the “PSA Agreement”, and together with the CSAS Agreement, the “Service Agreements”). In the event that the Service Agreements are not terminated prior to the Effective Date, Employee agrees to cause their termination on the Effective Date. Upon the Effective Date, Employee hereby releases Parent, ASHI, the Company, their Subsidiaries and all of their affiliates and waives any claims or rights the Employee or CSAS or any of their affiliates may have under the Services Agreements and any other prior or existing agreement or understanding with Parent, ASHI, the Company or any of their subsidiaries, affiliates or predecessors, including, but not limited to, any claim for any termination fee, severance, bonus or other benefits.

18. Counterparts. This Agreement may be executed in separate counterparts (including by facsimile signature pages), each of which is deemed to be an original and all of which taken together constitute one and the same agreement.

19. No Strict Construction. The parties hereto jointly participated in the negotiation and drafting of this Agreement. The language used in this Agreement will be deemed to be the language chosen by the parties hereto to express their collective mutual intent, this Agreement will be construed as if drafted jointly by the parties hereto, and no rule of strict construction will be applied against any Person.

20. Successors and Assigns. This Agreement is intended to bind and inure to the benefit of and be enforceable by Employee, the Company and their respective heirs, successors and assigns. Employee may not assign his rights or delegate his duties or obligations hereunder without the prior written consent of the Company. On the Effective Date ASHI will succeed to all of the Company’s rights and obligations hereunder and all references herein to the Company still refer to ASHI. The Company may assign its rights and obligations hereunder (including, without limitation its rights under Section 10), without the consent of, or notice to, Employee, to any of the Company’s affiliates or to any Person that acquires the Company or any portion of its business or its assets, in which case all references to the Company will refer to such assignee.

21. Choice of Law; Exclusive Venue. THIS AGREEMENT, AND ALL ISSUES AND QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS AGREEMENT, WILL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF TEXAS, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW RULES OR PROVISIONS (WHETHER OF THE STATE OF TEXAS OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF TEXAS. THE PARTIES AGREE THAT ALL DISPUTES, LEGAL ACTIONS, SUITS AND PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT MUST BE BROUGHT EXCLUSIVELY IN A FEDERAL DISTRICT COURT LOCATED IN

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THE CENTRAL DISTRICT OF THE STATE OF TEXAS (COLLECTIVELY THE “DESIGNATED COURTS”). EACH PARTY HEREBY CONSENTS AND SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE DESIGNATED COURTS. NO LEGAL ACTION, SUIT OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN ANY OTHER FORUM. EACH PARTY HEREBY IRREVOCABLY WAIVES ALL CLAIMS OF IMMUNITY FROM JURISDICTION AND ANY OBJECTION WHICH SUCH PARTY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING IN ANY DESIGNATED COURT, INCLUDING ANY RIGHT TO OBJECT ON THE BASIS THAT ANY DISPUTE, ACTION, SUIT OR PROCEEDING BROUGHT IN THE DESIGNATED COURTS HAS BEEN BROUGHT IN AN IMPROPER OR INCONVENIENT FORUM OR VENUE.

22. Mutual Waiver of Jury Trial. THE COMPANY AND EMPLOYEE EACH WAIVE THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY AFFILIATE OF ANY OTHER SUCH PARTY, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS OR OTHERWISE. THE COMPANY AND THE EMPLOYEE EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION WILL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR ANY PROVISION HEREOF. THIS WAIVER WILL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT.

23. Business Days. If any time period for giving notice or taking action hereunder expires on a day which is a Saturday, Sunday or legal holiday in the state in which the Company’s chief-executive office is located, the time period shall automatically be extended to the business day immediately following such Saturday, Sunday or legal holiday.

24. Effective Date. This Agreement will become effective on the Effective Date. If for any reason, the Merger Agreement is terminated prior to the Effective Date, then this Agreement will not be effective and will be of no force or effect.

25. Withholding. The Company will, when and only to the extent required by law, be entitled to deduct or withhold from any amounts owing to the Employee any federal, state, local or foreign withholding taxes, excise tax, or employment taxes (“Taxes”) imposed with respect to the Employee’s compensation or other payments from the Company or the Employee’s ownership interest in the Company or its parent (including, without limitation, wages, bonuses, dividends, the receipt or exercise of equity options and/or the receipt or vesting of restricted equity). In the event the Company does not make such deductions or withholdings, the Employee will indemnify and hold harmless the Company for any amounts paid with respect to any such Taxes.

26. Corporate Opportunities. During the Employment Period, Employee will submit to the Board all business, commercial and investment opportunities or offers presented to Employee or of which Employee becomes aware which relate to businesses of the Company or its Subsidiaries and affiliates, if any, as such businesses exist at any time during the Employment Period (collectively, “Corporate Opportunities”). During the Employment Period, unless approved by the Board, Employee will not accept or pursue, directly or indirectly, any Corporate Opportunities on Employee’s own behalf.

27. Assistance in Proceedings. During the Employment Period and thereafter, Employee will cooperate with the Company in any internal investigation or administrative, regulatory or judicial proceeding as reasonably requested by Parent or the Company (including, without limitation, Employee being available to Parent and the Company upon reasonable notice

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for interviews and factual investigations, appearing at the Company’s request to give testimony without requiring service of a subpoena or other legal process, volunteering to the Company all pertinent information and turning over to the Company all relevant documents which are or may come into Employee’s possession, all at times and on schedules that are reasonably consistent with Employee’s other permitted activities and commitments). In the event the Company requires Employee’s cooperation in accordance with this Section 28 after the Employment Period, the Company will pay Employee a reasonable per diem as determined by the Board and reimburse Employee for reasonable expenses incurred in connection therewith (including lodging and meals, upon submission of receipts).

28. Waiver of Statutory Limitations Periods. Employee agrees that any claim against the Company relating to the employment relationship between the Company and the Employee (including the termination of the employment relationship) must be brought against the Company within 180 days of the event giving rise to the claim, or within the applicable statutory limitations period (whichever period is shorter), or else Employee’s claim is forever barred.

29. Condition to Seeking Subsequent Employment. Employee agrees to disclose Sections 6, 9 and 10 of this Agreement to any Person with whom Employee interviews during Employee’s employment with the Company, or with whom Employee interviews within twelve (12) months following the effective date of the termination of Employee’s employment with the Company.

30. Amendment and Waiver. The provisions of this Agreement may be amended or waived only with the prior written consent of the Company and the Employee, and no course of conduct or course of dealing or failure or delay by any Party hereto in enforcing or exercising any of the provisions of this Agreement will affect the validity, binding effect or enforceability of this Agreement or be deemed to be an implied waiver of any provision of this Agreement.

*    *    *    *    *

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IN WITNESS WHEREOF, the Parties hereto have executed this Employment Agreement as of the date set forth on the first page hereof.

AH MERGER SUB, INC.

By:	/s/ Adam B. Dolder
Name:	Adam B. Dolder
Its:	Secretary

“EMPLOYEE”

/s/ Jaime A. Olmo-Rivas
Jaime A. Olmo-Rivas

EXHIBIT A

PERMITTED BUSINESS ACTIVITIES

•	Medical Missions

•	National Surgical Assistants Association and affiliated magazine,

•	American Board of Surgical Assistants

•	East Virginia Medical School

•	Virginia Association of Surgical Assistants

•	Membership and/or board positions in any organization related to surgical assistants and/or staffing nationwide.

•	Activities related to The Joint Commission.

•

Passive investment in PSA Services, Inc., ZeJa LLC, ZBT Associates, LLC, all privately owned companies that plan to produce and market patented innovative health care and services products that are unrelated to surgical assisting so long as the activities of such entities do not compete (or assist others in competing) with the Company or any of its Subsidiaries. As of the date hereof, the percentage ownership in each entity listed above is as follows:

PSA Services, Inc.	100%

ZeJa LLC	50%

ZBT Associates, LLC	29%

EXHIBIT B

BENEFITS

BENEFIT

Up to twenty (20) days per year paid vacation leave, to roll over from year-to year up to a maximum of 90 days

Up to twenty (20) days per year paid sick leave , to roll over from year-to-year up to a maximum of 90 days

Reimbursement for monthly medical insurance:

ASHI monthly premium as of April, 2010: Zak W. Elgamal $1,448 (Humana)(rate includes Major medical for Mr. Elgamal’s spouse); Jaime A. Olmo $2,230 (BCBS) (rate includes coverage, including dental, for Mr. Olmo’s spouse and children) [rates subject to change from time-to-time]

Humana $25,000 life insurance: Current premium: each $12.25/mo or $5.65/pay period [rates subject to change from time-to-time]

Guardian Dental (Employee/Spouse): Current premium: each $82.56/mo or $38.10/pay period [rates subject to change from time-to-time]

Guardian Long Term Disability: Current premium: each $480/mo or $221.54/pay period [rates subject to change from time-to-time]

Flexible Spending plan: Current plan: each $2,000/yr or $76.92/pay period [subject to change from time-to-time]

No individual payment for the Health Reimbursement Account. Estimate $6.00/mo fee for each employee (admin. Fee) – ASA pays for all employees [rates subject to change from time-to-time]

EZ-Tag toll road account: estimate each $100.00/mo [amount subject to change from time-to-time]

Automobile allowance: each $2,000/mo;

American Express Platinum Corporate for business related expenses

(airline tickets, hotels, meals, rental car, etc. related to business travel):

Business travel longer than two hours (@) business/first class (where available), if only available airline to destination has no business class, @ business select or equivalent.

Company paid cellular phone services plan with data package (ATT, Verizon, and T-Mobile, required for areas where one signal is not reliable)

Digital pager

Professional organizations’ annual dues/subscriptions (NSAA, ABSA, ACS, ACPE, and ACHCA): estimate $1,000/yr each organization

401(k) Plan: without employer contribution

Exhibit C

Formation Agreement

FORMATION AGREEMENT

This Formation Agreement (this “Agreement”) is effective as of [            ], 2011, by and between American Surgical Assistants, Inc., a Texas corporation (the “Company”), and CMC Associates, LLC, a Delaware limited liability company (“CMC”). The Company and CMC are referred to herein collectively as the “Parties” and each as a “Party.”

RECITALS

WHEREAS, American Surgical Holdings, Inc., a Delaware corporation (“ASH”), which is the sole shareholder of all of the common stock (“Common Stock”) of the Company, has entered into that certain Agreement and Plan of Merger (the “Merger Agreement”) dated as of December 20, 2010 by and among AH Holdings, Inc. (“Parent”), AH Merger Sub, Inc. (“Merger Sub”) and ASH, which merger will become effective on the “effective time,” as defined in the Merger Agreement (the “Effective Time”);

WHEREAS, the completion of the Contribution (as defined below) pursuant to the terms of this Agreement is also a condition precedent to the consummation of the transactions contemplated by the Merger Agreement;

WHEREAS, CMC is a newly-formed, wholly-owned subsidiary of the Company;

WHEREAS, the Company is a class member in the class action lawsuit styled The American Medical Association v. United Healthcare Corporation, et al., 00 Civ. 2800, in the United States District Court for the Southern District of New York (the “UHC Pending Litigation”) and is currently subject to a class action settlement agreement (as amended, the “UHC Settlement Agreement”) under which the Company may be entitled to certain payments as compensation (“UHC Settlement Compensation”) for the release of its respective claims in the UHC Pending Litigation (the “UHC Released Claims”);

WHEREAS, the Company is currently a plaintiff in American Surgical Assistants v. Aetna Health, Inc., Aetna Life Ins. Co., Aetna Health Ins. Co., CA No. 4:09-CV-00631, in the United States District Court for the Southern District of Texas (the “Current Aetna Litigation”), which was transferred to and consolidated with In Re: Aetna, Inc. Out-of-Network “UCR” Rates Litigation, District of New Jersey Master Cause Number: 07-3541 (FSH), and is pending in the District of New Jersey, Individual Case Number: 09-4042 (FSH) (the “Aetna Class Litigation”)but will dismiss, or has dismissed, the Current Aetna Litigation, and anticipates becoming a class member, if and when a class action may be certified, in the Aetna Class Action or such other class action lawsuit that may be filed in the future in which the Company may assert that it is entitled to certain payments for services it provided to Aetna and its affiliates on or before December 31, 2008 (such other class actions are included within the term “Aetna Class Litigation”) as compensation (“Aetna Settlement Compensation”) for the release of its claims in the Aetna Class Litigation (the “Aetna Released Claims”) under certain terms and conditions which may be set forth in a written settlement agreement (the “Aetna Settlement Agreement”);

WHEREAS, the Company is contemplating becoming a class member, if and when a class action may be filed and certified, in actual or potential lawsuits against [Cigna/Great West] or Wellpoint, Inc. (including but not limited to American Medical Association et. al v. Wellpoint, Inc., CV09-2039, in the United States District Court for the Central District of California), or against their respective affiliates, in which the Company may assert that it is entitled to certain payments for services it provided to any such companies on or before December 31, 2008 (the “Other Potential Class Litigation”) as compensation (“Other Potential Settlement Compensation”) for the release of its claims in any Other Potential Class Litigation (the “Other Potential Claims”) under certain terms and conditions which may be set forth in a written settlement agreement (the “Other Potential Settlement Agreement”);

WHEREAS, the Company has determined that it is in the best interests of the Company and its stockholders to transfer the Transferred Assets and the Transferred Liabilities (each as defined below) to CMC and consummate the transactions contemplated by this Agreement (the “Contribution”);

WHEREAS, despite the fact that CMC is not a party to any of the UHC Pending Litigation, the Aetna Class Litigation or any Other Potential Class Litigation (collectively, the “Litigation”) as part of possessing and satisfying all of the benefits and burdens of ownership of the Transferred Assets, CMC will, pursuant to this Agreement, be liable for all claims and obligations arising from the Litigation;

WHEREAS, following the Contribution, the Company will distribute 100% of the membership interests of CMC to its sole shareholder, ASH, and at the Effective Time, ASH will distribute 100% of the membership interests of CMC pursuant to the terms of the Merger Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements set forth herein, intending to be legally bound hereby, the Parties agree as follows:

ARTICLE I

CONTRIBUTION

1.1 Contribution of Transferred Assets and Transferred Liabilities. Prior to the Effective Time (as defined in the Merger Agreement), the Company and CMC shall execute the General Assignment, Bill of Sale and Assumption of Liabilities between the Parties in the form of Exhibit A attached hereto (the “Bill of Sale”), pursuant to which:

(a) the Company shall sell, transfer, convey, assign and deliver to CMC, and CMC shall accept, assume and receive, (i) all of the Company’s right, title and interest in and to up to $100,000 in cash, (ii) all of the Company’s equitable title to and beneficial interest in the UHC Settlement Compensation arising out of and in connection with the UHC Pending Litigation and the UHC Released Claims, (iii) all of the Company’s rights to participate in the Aetna Class Litigation, all of the Company’s equitable title to and beneficial interest in any Aetna Settlement Compensation or any other proceeds payable to the Company pursuant to any judgment rendered in the Aetna Class Litigation and the Aetna Released Claims (collectively, the “Aetna Proceeds”), (iv) all of the Company’s rights to participate in any Other Potential Class Litigation, all of the Company’s equitable title to and beneficial interest in any Other Potential Settlement Compensation or any other proceeds payable to the Company pursuant to any judgment rendered in the Other Potential Class Litigation and the Other Potential Released Claims (collectively, the “Other Potential Proceeds”), and (v) all other proceeds or recoveries of money paid to the Company pursuant to the UHC Settlement Agreement, the Aetna Settlement Agreement (if any), and the Other Potential Settlement Agreement (if any) (collectively, the “Settlement Agreements”) (collectively, the interests described in clauses (ii), (iii) and (iv) above comprise the Transferred Beneficial Interests and the interests described in clauses (i) through (v) above comprise the “Transferred Assets”); provided, that any rights, proceeds, recoveries of money and other value arising out of or in connection with any agreement entered into by the Company or any of its subsidiaries that relate to the ongoing business operations of the Company or any of its subsidiaries on or after the date hereof (even if such agreement is entered into in connection with the settlement or other resolution of any of the Litigation) or arising out of or in connection with any services to be provided by the Company or its subsidiaries after the date hereof; and all interests, rights and properties of the Company and its subsidiaries not specifically included in the definition of the Transferred Assets, shall not be considered Aetna Proceeds or Other Potential Proceeds and are hereby expressly reserved and retained by the Company; and

(b) the Company shall transfer, convey and assign to CMC, and CMC shall accept, assume and agree to pay, satisfy, perform and fully discharge when due, all of the Company’s and its subsidiaries’ obligations and liabilities relating to or arising in connection with the Litigation, the Settlement Agreements, the UHC Released Claims, the Aetna Released Claims and the Other Potential Released Claims (collectively, the “Released Claims”) and the Transferred Beneficial Interests whether known or unknown, contingent, absolute or otherwise (collectively, the “Transferred Liabilities”).

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The Transferred Assets and the Transferred Liabilities shall be a contribution by the Company to the capital of CMC and shall constitute the initial capitalization of the Company and the sole consideration to be delivered by the Company for membership interests in CMC.

1.2 Distribution of Membership Interests. After the consummation of the transactions contemplated by Section 1.1 and prior to the Effective Time, the Company shall distribute 100% of its membership interest in CMC to ASH, and at the Effective Time ASH shall, pursuant to written directions provided by CMC, distribute the membership interests in CMC in accordance with the terms of such written directions and the Merger Agreement. After the Effective Time the Company and ASH shall have no further obligations or liabilities (including any liability for failure to correctly distribute the CMC membership interests) other than the obligation to complete the distribution of membership interests pursuant to this Section 1.2.

ARTICLE II

REPRESENTATIONS AND WARRANTIES

2.1 Representations and Warranties of CMC. CMC hereby represents and warrants to the Company that:

(a) CMC is a limited liability company duly organized, validly existing and in good standing under the laws of Delaware and is qualified to do business in every jurisdiction in which the failure to so qualify might reasonably be expected to have a material adverse effect on the financial condition, operating results, assets, operations or business prospects of CMC. CMC has all requisite limited liability company power and authority and all material licenses, permits and authorizations necessary to own and operate its properties, to carry on its businesses as now conducted and presently proposed to be conducted.

(b) CMC was recently formed in order to engage in the transactions contemplated under this Agreement and the Bill of Sale. The only business activities conducted by CMC prior to the date hereof have been in connection with the transactions contemplated by this Agreement, the Bill of Sale and any agreement related to such agreements, and the preparation of any documents related to any such agreements.

(c) The execution, delivery and performance of this Agreement and the Bill of Sale has been duly authorized by CMC. This Agreement and the Bill of Sale each constitutes a valid and binding obligation of CMC, enforceable in accordance with its terms. There are no other obligations or restrictions that will interfere with CMC’s ability to satisfy the Transferred Liabilities when due.

(d) CMC acknowledges and agrees that the Company makes no representations or warranties regarding the Settlement Agreements including whether the transactions contemplated pursuant to this Agreement breach or otherwise conflict with the terms of the Settlement Agreements.

2.2 Representations and Warranties of the Company. The Company hereby represents and warrants to CMC that:

(a) The Company is a corporation duly organized, validly existing and in good standing under the laws of Texas.

(b) The execution, delivery and performance of this Agreement and the Bill of Sale has been duly authorized by the Company. This Agreement and the Bill of Sale each constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms.

(c) THE COMPANY DOES NOT MAKE ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AT LAW OR IN EQUITY, IN RESPECT OF THE TRANSFERRED ASSETS, THE LITIGATION, THE SETTLEMENT AGREEMENTS OR THE TRANSFERRED LIABILITIES, INCLUDING, WITHOUT LIMITATION, WITH RESPECT TO MERCHANTABILITY, FITNESS FOR ANY PARTICULAR PURPOSE, CONDITION, VALUE, LOCATION, QUANTITY OR OTHERWISE OR THE VIABILITY OR LIKELIHOOD OF SUCCESS OF ANY OF THE CLAIMS FOR PAYMENT INCLUDED IN THE

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TRANSFERRED ASSETS, AND THE COMPANY EXPRESSLY DISCLAIMS ANY SUCH REPRESENTATION OR WARRANTY. THE TRANSFERRED ASSETS AND THE TRANSFERRED LIABILITIES ARE BEING CONVEYED “AS-IS,” “WHERE-IS” AND “WITH ALL FAULTS.”

ARTICLE III

COVENANTS

3.1 Continued Assistance. From time to time, each Party shall, at the other Party’s reasonable request and without further consideration, execute, acknowledge and deliver to such other Party such documents, instruments or assurances as the other Party may reasonably request to more effectively assign, convey and transfer any of the Transferred Assets or accept, assume and discharge all of the Transferred Liabilities.

3.2 Company Trademarks and Other Assets. It is expressly agreed that CMC is not acquiring any right, title or interest in (a) any trademarks, service marks, logos, trade names, domain names or other intellectual property rights of the Company or any of its subsidiaries (other than CMC) or in any trademark, service mark, logo, trade name, domain name or other intellectual property incorporating the words “American Surgical Holdings,” “Brazos SA Services,” “Fort Bend SA Services,” “Pasadena SA Services,” “Richmond SA Services,” “Sugar Land SA Services,” “Woodbridge SA Services,” “American Surgical Assistants” or “ATS Services” or the logo of the Company or any of its subsidiaries, or any part, variation or derivative thereof (collectively, “Company Trademarks”) or (b) any of the assets of the Company or any of its subsidiaries (other than the Transferred Assets). Neither CMC nor any of its affiliates shall make any direct or indirect use of any Company Trademarks or any other assets of the Company or any of its subsidiaries (other than the Transferred Assets) or make any reference to the Company or its affiliates in any materials, websites, telephone numbers or any other information or documents of CMC or any of its affiliates except that CMC may use the Company’s name solely to the extent necessary to pursue recovery of amounts payable pursuant to Settlement Agreements and in connection with the Litigation as contemplated by Sections 3.3 through 3.8 below, but subject to the limitations set forth in this Agreement including those set forth in Section 3.7.

3.3 Collection of UHC Settlement Compensation and Prosecution of Claims; Satisfaction of UHC Transferred Liabilities. CMC agrees to the following:

(a) In the event that the Company materially breaches its obligations pursuant to Section 3.4 below, if CMC provides the Company with written notice of such material breach and the Company fails to cure such breach within 30 days of receipt of such written notice, then CMC shall have the right to direct the Company’s attorneys to take action to submit claims, respond to questions from any claims administrator, the court or third party, and collect payments in each case pursuant to the UHC Settlement Agreement and further pursue the Company’s claims in the UHC Pending Litigation included in the Transferred Beneficial Interests provided that CMC may only take any such action (i) as a class member (but not as a named or lead plaintiff in any such UHC Pending Litigation), (ii) in good faith and (iii) in compliance with all applicable Laws (as defined in the Merger Agreement).

(b) CMC shall not (and the Company and its subsidiaries shall not be required to) (i) become a named or lead plaintiff in any UHC Pending Litigation or otherwise take any action in connection with the UHC Pending Litigation, other than actions required to be taken by all absent class members to perfect and collect recoveries for their claims as set forth in 3.3(a) or (ii) bring any other action, suit or other proceeding against any person or entity before any Governmental Entity (as defined in the Merger Agreement), regardless of whether such action, suit or other proceeding is related to services rendered prior to June 30, 2008 that have previously been denied or underpaid by insurance carriers of the Company or any of its subsidiaries.

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3.4 Cooperation on the UHC Matter by CMC and the Company. In connection with the collection of the UHC Settlement Compensation and the prosecution of claims related to the Litigation, CMC and the Company agree that so long as CMC complies with the terms of this Agreement:

(a) The Company shall not transfer any of the UHC Released Claims to CMC pursuant to this Agreement, but the Company shall remain record holder and owner of legal title thereof for purposes of the UHC Pending Litigation and the UHC Settlement Agreement.

(b) The Company will continue to permit the Law Office of Stephen W. Boyd & Associates, P.L.L.C. (“Boyd”) or Connnelly•Baker•Wotring LLP (“CBW”) to act as its attorneys of record in connection with the UHC Pending Litigation and the UHC Settlement Agreement, and as the Company’s sole agent and attorney for the collection of amounts payable thereunder. The Company, acting solely through Boyd or CBW as its attorneys, shall, if requested in writing by CMC, submit claims pursuant to the UHC Settlement Agreement, respond to inquiries regarding the claims submitted, collect payments pursuant to the UHC Settlement Agreement, and take such other and further actions and execute such documents as are reasonably requested in writing by CMC, consistent with the terms of this Agreement, to recover under the UHC Settlement Agreement on behalf of the Company in connection with the UHC Pending Litigation. Except as permitted by this Agreement and subject to Section 3.7, the Company shall not knowingly take any actions that are intended to delay or prevent CMC from obtaining the maximum amount available to it pursuant to the UHC Settlement Agreement; provided, however, that any action taken by the Company or any of its subsidiaries in the ordinary course of its business will not be deemed to be a violation of this Agreement.

(c) CMC shall be responsible for (and shall promptly reimburse the Company for) all legal fees and expenses, if any, payable by the Company or any of its subsidiaries to Boyd or CBW as well as all other costs, fees or expenses of any kind incurred by the Company or any of its subsidiaries in connection with the UHC Pending Litigation or the UHC Settlement Agreement or any action taken by the Company pursuant to this Agreement or otherwise at the request of CMC in connection with the UHC Pending Litigation.

(d) As attorney of record for the Company, Boyd or CBW is authorized to direct the claims administrator under the UHC Settlement Agreement (and any person authorized to distribute settlement funds or the court with respect to the UHC Pending Litigation) to remit, directly to Boyd or CBW, amounts collected or to be paid with respect to claims of the Company under the UHC Settlement Agreement or otherwise in connection with the UHC Pending Litigation, less and except the UHC Litigation Attorneys’ Fees (as defined below).

(e) Boyd or CBW is authorized to retain out of any UHC Settlement Compensation its attorneys’ fees and expenses payable pursuant to the terms of its engagement agreement with the Company out of the UHC Settlement Compensation, as well as amounts payable to the other of them pursuant to the terms of its engagement agreement with the Company (collectively, the “UHC Litigation Attorneys’ Fees”), provided that Boyd or CBW is further directed to remit the other of them the amount of all UHC Litigation Attorneys’ Fees payable to the other law firm directly to that firm within three business days following receipt of collections by Boyd or CBW, as the case may be, with respect to claims of the Company under the UHC Settlement Agreement or otherwise in connection with the UHC Pending Litigation.

(f) The Company shall remit any and all amounts that it receives with respect to claims of the Company under the UHC Settlement Agreement or otherwise in connection with the UHC Pending Litigation to Boyd or CBW or CMC promptly, and in any event within three business days, for disposition by Boyd or CBW or CMC as provided above.

(g) In the unlikely event that any claims administrator or court with respect to the UHC Pending Litigation determines that this Agreement compromises the Company’s claim(s), in any manner whatsoever, in the UHC Pending Litigation or under the UHC Settlement Agreement, provisions of this agreement and in the Bill of Sale relating to conveyance of the Transferred Beneficial Interest to CMC shall be void and of no effect. It is the intention of the parties to this Agreement to preserve the Company’s ability to file a claim under the UHC Settlement Agreement and in the UHC Pending Litigation and to recover the full amount to

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which it is entitled under the UHC Settlement Agreement or applicable law. If any claims administrator or court were to determine that the conveyance of the Transferred Beneficial Interests under this Agreement prejudices the Company’s claim under the UHC Settlement Agreement (which the Parties have hereby agreed shall cause such conveyance to be void and of no effect), then the Company agrees that it will compensate CMC by cash payment in an amount equal to the amount of the funds received by the Company from the UHC Settlement Agreement (or the amount otherwise collected by the Company in connection with the UHC Pending Litigation) in a manner that will not violate the terms of the UHC Settlement Agreement or ruling of any court and/or claims administrator.

Notwithstanding the foregoing, the Company shall not be required to take any action pursuant to this Section 3.4, other than actions taken generally by all class members in the UHC Pending Litigation in good faith that are necessary to collect amounts payable to the Company pursuant to the UHC Settlement Agreement.

3.5 Participation in Aetna Class Litigation and Other Potential Class Litigation, and Satisfaction of Aetna Transferred Liabilities and Other Potential Transferred Liabilities. CMC agrees to the following:

(a) In the event that the Company materially breaches its obligations pursuant to Section 3.6 below, if CMC provides the Company with written notice of such material breach and the Company fails to cure such breach within 30 days of receipt of such written notice, then CMC shall have the right, subject to the other terms of this Agreement (including Section 3.7), to direct the Company’s attorneys to take such action as reasonably necessary to participate and “opt in” to the Aetna Class Litigation (if and when a class action is certified and the Company is permitted to join it) and the Other Potential Class Litigation (if, as and when such class actions are filed, certified and the Company is permitted to join them) in each case as a class member (but not as a named or lead plaintiff in any such Aetna Class Litigation or Other Potential Class Litigation), to have the Company provide reasonable access to the Company’s records, evidence, and witnesses to pursue the Aetna Class Litigation and the Other Potential Class Litigation, and in the event of a class action settlement, to submit claims pursuant to the terms of such settlement, respond to questions from any claims administrator, the court or third party, and collect payments in each case pursuant to any such class action settlement and further pursue the Company’s claims in the Aetna Class Litigation and the Other Potential Class Litigation included in the Transferred Beneficial Interests, provided that CMC may only take any such action (i) as a class member (but not as a named or lead plaintiff in any such Aetna Class Litigation or Other Potential Class Litigation), (ii) in good faith, and (iii) in compliance with all applicable Laws (as defined in the Merger Agreement).

(b) CMC shall not (and the Company and its subsidiaries shall not be required to) (i) become a named or lead plaintiff in any Aetna Class Litigation or Other Potential Class Litigation or otherwise take any action in connection with the Aetna Class Litigation or the Other Potential Class Litigation, other than actions required to be taken by all absent class members to perfect and collect recoveries for their claims as set forth in 3.5(a) or (ii) bring any other action, suit or other proceeding against any person or entity before any Governmental Entity (as defined in the Merger Agreement), regardless of whether such action, suit or other proceeding is related to services rendered prior to December 31, 2008 that have previously been denied or underpaid by insurance carriers of the Company or any of its subsidiaries. To the extent not done so prior to the date hereof, CMC shall promptly dismiss, or cause the Company and its subsidiaries to dismiss, the Current Aetna Litigation.

3.6 Cooperation on the Aetna Matter and Other Potential Matters by CMC and the Company. In connection with the prosecution of claims in the Aetna Class Litigation and the Other Potential Class Litigation and the collection of any Aetna Settlement Compensation and any Other Potential Settlement Compensation, CMC and the Company agree that so long as CMC complies with the terms of this Agreement:

(a) The Company shall not transfer any of the Aetna Released Claims or the Other Potential Released Claims to CMC pursuant to this Agreement, but the Company shall remain record holder and owner of legal title thereof for purposes of the Aetna Class Litigation, the Other Potential Class Litigation, the Aetna Settlement Agreement, if any, and the Other Potential Settlement Agreement, if any.

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(b) Following assignment of the Transferred Assets and assumption of the Transferred Liabilities pursuant to the Bill of Sale, the Company will permit Boyd or CBW to act as its attorneys of record in connection with the Aetna Class Litigation, the Other Potential Class Litigation, the Aetna Settlement Agreement, if any, and the Other Potential Settlement Agreement, if any, as the Company’s sole agent and attorney for the collection of any amounts payable thereunder. The Company, acting solely through Boyd or CBW as its attorneys, shall, if requested in writing by CMC, (i) take such actions and execute such documents for the Company to “opt in” to the Aetna Class Litigation and the Other Potential Class Litigation and to recover under the Aetna Class Litigation and the Other Potential Class Litigation, including submitting claims pursuant to any Aetna Settlement Agreement and any Other Potential Settlement Agreement, in each case as a class member (but not as a named or lead plaintiff in any such Aetna Class Litigation or Other Potential Class Litigation), (ii) respond to inquiries regarding the claims submitted, (iii) collect payments pursuant to any Aetna Settlement Agreement and any Other Potential Settlement Agreement, and (iv) take such other and further actions and execute such documents reasonably requested in writing by CMC as a class member (but not as a named or lead plaintiff in any such Aetna Class Litigation or Other Potential Class Litigation), consistent with the terms of this Agreement, to recover under any Aetna Settlement Agreement and any Other Potential Settlement Agreement on behalf of the Company in connection with the Aetna Class Litigation and the Other Potential Class Litigation. Except as permitted by this Agreement and subject to Section 3.7, the Company shall not knowingly take any actions that are intended to delay or prevent CMC from obtaining the maximum amount available to it pursuant to any Aetna Settlement Agreement or any Other Potential Settlement Agreement; provided, however, that any action taken by the Company or any of its subsidiaries in the ordinary course of its business will not be deemed to be a violation of this Agreement.

(c) CMC shall be responsible for (and shall promptly reimburse the Company for) all legal fees and expenses, if any, payable by the Company or any of its subsidiaries to Boyd or CBW with respect to the Aetna Class Litigation and the Other Potential Class Litigation as well as all other costs, fees or expenses of any kind incurred by the Company or any of its subsidiaries in connection with the Aetna Class Litigation and the Other Potential Class Litigation or any settlement of that matter or any action taken by the Company pursuant to this Agreement or otherwise in connection with the Aetna Class Litigation and the Other Potential Class Litigation.

(d) As attorney of record for the Company, Boyd or CBW is authorized to direct Aetna, any escrow agent, claims administrator or court with respect to the Aetna Class Litigation or the Other Potential Class Litigation or under any Aetna Settlement Agreement or Other Potential Settlement Agreement (and any person authorized to distribute settlement funds), to remit, directly to CMC all Aetna Proceeds and all Other Potential Proceeds collected or to be paid to the Company with respect to claims of the Company under any Aetna Settlement Agreement or any Other Potential Settlement Agreement or otherwise in connection with the Aetna Class Litigation or the Other Potential Class Litigation, less and except the Aetna Litigation Attorneys’ Fees (as defined below) or the Other Potential Attorneys’ Fees (as defined below).

(e) Boyd or CBW is authorized to retain out of any Aetna Proceeds or any Other Potential Proceeds, as the case may be, its attorneys’ fees and expenses payable pursuant to the terms of its engagement agreement with the Company regarding the Aetna Class Litigation or the Other Potential Class Litigation, as the case may be, as well as amounts payable to the other of them pursuant to the terms of its engagement agreement with the Company relating to the Aetna Class Litigation or the Other Potential Class Litigation, respectively (collectively, the “Aetna Litigation Attorneys’ Fees” and the “Other Potential Litigation Attorneys’ Fees”, as the case may be), provided that Boyd or CBW is further directed to remit the amount of all Aetna Litigation Attorneys’ Fees and all Other Potential Litigation Attorneys’ Fees payable to the other of them directly to that firm within three business days following receipt of collections by Boyd or CBW with respect to claims of the Company under any Aetna Settlement Agreement or any Other Potential Settlement Agreement or otherwise in connection with the Aetna Class Litigation or the Other Potential Class Litigation.

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(f) The Company shall remit any and all Aetna Proceeds or Other Potential Proceeds that it receives with respect to claims of the Company in connection with the Aetna Class Litigation or the Other Potential Class Litigation or under any Aetna Settlement Agreement or any Other Potential Settlement Agreement to Boyd or CBW or CMC promptly, and in any event within three business days, for disposition by Boyd or CBW or CMC as provided above.

(g) In the unlikely event that any claims administrator or court with respect to the Aetna Class Litigation or the Other Potential Class Litigation determines that this Agreement compromises the Company’s claim(s), in any manner whatsoever, in the Aetna Class Litigation or the Other Potential Class Litigation or under any Aetna Settlement Agreement or any Other Potential Settlement Agreement, provisions of this agreement and in the Bill of Sale relating to conveyance of the Transferred Beneficial Interest to CMC shall be void and of no effect. It is the intention of the parties to this Agreement to preserve the Company’s ability to file a claim under any Aetna Settlement Agreement and any Other Potential Settlement Agreement and in the Aetna Class Litigation and any Other Potential Class Litigation and to recover the full amount to which it may become entitled under any Aetna Settlement Agreement or Other Potential Settlement Agreement or applicable law. If any claims administrator or court were to determine that the conveyance of the Transferred Beneficial Interests under this Agreement prejudices the Company’s claim under any Aetna Settlement Agreement or under any Other Potential Settlement Agreement (which the Parties have hereby agreed shall cause such conveyance to be void and of no effect), then the Company agrees that it will compensate CMC by cash payment in an amount equal to the amount of the funds received by the Company from any Aetna Settlement Agreement or any Other Potential Settlement Agreement (or the amount otherwise collected by the Company in connection with the Aetna Class Litigation or the Other Potential Class Litigation, as the case may be) in a manner that will not violate the terms of any Aetna Settlement Agreement or any Other Potential Settlement Agreement or ruling of any court and/or claims administrator.

3.7 Provisions applicable to all Litigation and all Settlement Agreements. Notwithstanding anything to the contrary in this Agreement, the following provisions shall apply to the Company’s and CMC’s activities related to all of the Litigation, Transferred Assets and Settlement Agreements. To the extent that the other provisions of this Agreement conflict with this Section 3.7, the terms of this Section 3.7 shall control.

(a) CMC agrees to satisfy the Transferred Liabilities as soon as reasonably possible and to preserve a minimum of $25,000 for the satisfaction of Transferred Liabilities until the date the Aetna Class Litigation and the Other Potential Class Litigation is settled (or a final judgment is rendered in connection therewith). CMC agrees to indemnify and hold the Company and its affiliates harmless against the Transferred Liabilities and any and all claims, obligations, liability, cost and expense associated with the Transferred Liabilities.

(b) In connection with pursuing or settling the Litigation or otherwise fulfilling its obligations under this Agreement, (i) the Company shall not be required to (and CMC shall not) initiate any new lawsuits or other proceedings outside of the Aetna Class Litigation or the Other Potential Class Litigation of any type (even if such lawsuits or proceedings outside of the Aetna Class Litigation or the Other Potential Class Litigation relate to the matters that are the subject of such Aetna Class Litigation or Other Potential Class Litigation, as the case may be), or enter into any agreement other than those agreements that are customary for class actions of this type, (ii) neither the Company nor any of its subsidiaries shall be required to (and CMC shall not) become a named or lead plaintiff in any Litigation, (iii) the Company shall have no obligation to take any action unless requested to do so in writing and then only if such action is consistent with the terms of this Agreement, (iv) the Company shall not be responsible for the outcome of any Litigation, (v) the Company shall not be required to pay any fees, expenses or other amount to Boyd or CBW other than from UHC Settlement Compensation, Aetna Proceeds or Other Potential Proceeds or proceeds received pursuant to the Settlement Agreements, in each case as contemplated by this Agreement, and (vi) any agreements, releases, waivers or other documents required or permitted to be executed by the Company or any subsidiary in connection with such matters must be signed by an officer of the Company

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who is designated by the board of directors of the Company to do so. CMC agrees that it will keep the Company informed (pursuant to the notice provision of Section 4.13) on a current basis of all material developments in all Litigation and will provide the Company with a copy of any documents it files or submits to the court or any escrow agent or claims administrator promptly, but no later than three (3) days, after filing or submission thereto.

ARTICLE IV

GENERAL PROVISIONS

4.1 Survival. All representations, warranties, covenants and agreements contained in this Agreement or in the Bill of Sale shall be deemed to be material and to have been relied upon by the Parties and shall survive the consummation of the transactions contemplated by this Agreement and the Bill of Sale.

4.2 Counterparts. This Agreement may be executed in separate counterparts (including by means of facsimile), each of which is deemed to be an original and all of which taken together constitute one and the same agreement. Any counterpart may be executed by facsimile signature and such facsimile signature shall be deemed an original.

4.3 Successors and Assigns. This Agreement shall bind and inure to the benefit of and be enforceable by the Parties and their respective successors and assigns; provided, however, that any assignment of any rights or obligations of CMC must be first agreed to in writing by the Company.

4.4 Complete Agreement. This Agreement, those documents expressly referred to herein and the other documents executed in connection with the Merger Agreement embody the complete agreement and understanding among the Parties and supersede and preempt any prior understandings, agreements or representations by or among the Parties, written or oral, which may have related to the subject matter hereof in any way.

4.5 Choice of Law. All questions concerning the construction, validity and interpretation of this Agreement and the Bill of Sale will be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

4.6 Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable Law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable Law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

4.7 Remedies. Each of the Parties will be entitled to enforce its rights under this Agreement and the Bill of Sale specifically, to recover damages and costs (including attorney’s fees) caused by any breach of any provision of this Agreement and to exercise all other rights existing in its favor. The Parties agree and acknowledge that money damages would not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or deposit) for specific performance and/or other injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement.

4.8 Amendment and Waiver. This Agreement and the Bill of Sale may not be amended, modified or supplemented except by written agreement of the Parties. Any agreement on the part of a Party to any extension

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or waiver of any provision hereof shall be valid only if set forth in an instrument in writing signed on behalf of such Party. A waiver by a Party of the performance of any covenant, agreement, obligation, condition, representation or warranty shall not be construed as a waiver of any other covenant, agreement, obligation, condition, representation or warranty. A waiver by any Party of the performance of any act shall not constitute a waiver of the performance of any other act or an identical act required to be performed at a later time.

4.9 No Inducement. CMC hereby acknowledges and agrees that it has not been induced to execute this Agreement or the Bill of Sale by any statement, act or representation of any kind or character by anyone, except as contained in this Agreement. CMC further acknowledges and agrees that it has fully reviewed this Agreement and the Bill of Sale and has full knowledge of their respective terms, and executes this Agreement and the Bill of Sale of its own choice and free will, after having received the advice of its attorney(s).

4.10 Business Days. If any time period for giving notice or taking action hereunder expires on a day which is a Saturday, Sunday or holiday in the state in which the Company’s chief executive office is located, the time period shall be automatically extended to the business day immediately following such Saturday, Sunday or holiday.

4.11 Effectiveness. This Agreement shall be a binding obligation of the Parties as of the date it is executed; provided, that in the event that the Merger Agreement is terminated prior to the Effective Time, this Agreement shall be deemed void and of no further force and effect.

4.12 Potential Conflict of Counsel. Boyd and CBW have advised the parties to this Agreement and the parties have acknowledged their understanding that in the event that CMC and the Company reach a disagreement over the management and handling of the UHC Pending Litigation, Aetna Class Litigation, Other Potential Class Litigation or other legal claims or defenses in connection with or arising out of this litigation handled by Boyd or CBW that Boyd or CBW may have a conflict of interest in continuing as counsel for the Company. At such time as Boyd or CBW determines that its continuing representation of the Company is affected by a conflict requiring a waiver, the parties recognize that they will either be required to provide a waiver from Boyd or CBW or Boyd or CBW may be forced to withdraw from continuing to represent the Company in the pending litigation. The parties recognize that Boyd’s or CBW’s withdrawal in these circumstances will not prejudice its rights to recover under its compensation agreement or in quantum meruit or under any other applicable legal theory. The parties also agree that in reviewing and commenting upon this agreement, neither Boyd nor CBW has served as counsel for any party and that the parties have relied upon other counsel of their choosing to provide legal representation regarding this Agreement.

4.13 Notices. Any notice provided for in this Agreement must be in writing and must be either personally delivered, sent by fax, mailed by first class mail (postage prepaid and return receipt requested) or sent by reputable overnight courier service (charges prepaid) to the recipient at the address below indicated:

If to the Company:

c/o Great Point Partners, LLC

165 Mason Street, 3rd Floor

Greenwich, CT 06830

Attention: Adam B. Dolder

Fax: (203) 971-3320

with a copy to:

(which shall not constitute notice to the Company)

McDermott Will & Emery LLP

227 West Monroe Street

Chicago, IL 60606

Attention: Brooks B. Gruemmer

Fax: (312) 984-7700

10

If to CMC:

10039 Bissonnet Suite 250

Houston, TX 77036

Attn: Henry Toh

Fax: (713) 779-9862

with a copy to:

Kathleen L. Deutsch, P.A.

Broad and Cassel

One North Clematis Street

Suite 500

West Palm Beach, FL 33401

Fax: (561) 650-1130

And

Stephen W. Boyd

Law Offices of Stephen W. Boyd & Associates, P.L.L.C.

12001 Network Blvd., Suite 200

San Antonio, TX 78249

Fax: (210) 377-3580

or such other address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party. Any notice under this Agreement will be deemed to have been given when so delivered or sent or, if mailed, five days after deposit in the U.S. mail.

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IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed on its behalf by a duly authorized officer on as of the date first written above.

AMERICAN SURGICAL ASSISTANTS, INC.
a Texas corporation

By:
Name:
Title:

CMC ASSOCIATES, LLC a Delaware limited liability company

By:
Name:
Title:

EXHIBIT A

GENERAL ASSIGNMENT, BILL OF SALE

AND ASSUMPTION OF LIABILITIES

This General Assignment, Bill of Sale and Assumption of Liabilities (this “Bill of Sale”) is made and entered into as of [            ], 2010, by and between Assignor American Surgical Assistants, Inc., a Texas corporation (the “Company”), and CMC Associates, LLC, a Delaware limited liability company (“CMC”). Capitalized terms used herein but not defined herein shall have the meanings ascribed to such terms in the Formation Agreement.

WHEREAS, Assignor and Assignee have entered into that certain Formation Agreement dated as of December [    ], 2010 (the “Formation Agreement”); and

WHEREAS, the Company is a class member or party in the Litigation more fully described on Schedule 1;

WHEREAS, in order to consummate the Contribution described in the Formation Agreement, Assignor and Assignee are entering into this Bill of Sale to consummate the transfer of the assets described on Schedule 2 (the “Transferred Assets”) and the liabilities described on Schedule 2 (the “Transferred Liabilities”) as contemplated therein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby agreed and acknowledged:

Assignor hereby sells, transfers, conveys, assigns and delivers to Assignee all of its right, title and interest in and to all of the Transferred Assets together with, and subject to, the Transferred Liabilities.

THE COMPANY DOES NOT MAKE ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AT LAW OR IN EQUITY, IN RESPECT OF THE TRANSFERRED ASSETS, THE LITIGATION, THE SETTLEMENT AGREEMENTS OR THE TRANSFERRED LIABILITIES, INCLUDING, WITHOUT LIMITATION, WITH RESPECT TO MERCHANTABILITY, FITNESS FOR ANY PARTICULAR PURPOSE, CONDITION, VALUE, LOCATION, QUANTITY OR OTHERWISE OR THE VIABILITY OR LIKELIHOOD OF SUCCESS OF ANY OF THE CLAIMS FOR PAYMENT INCLUDED IN THE TRANSFERRED ASSETS, AND THE COMPANY EXPRESSLY DISCLAIMS ANY SUCH REPRESENTATION OR WARRANTY. THE TRANSFERRED ASSETS AND THE TRANSFERRED LIABILITIES ARE BEING CONVEYED “AS-IS,” “WHERE-IS” AND “WITH ALL FAULTS.”

Assignee hereby accepts, assumes and agrees to pay, satisfy, perform and fully discharge all Transferred Liabilities pursuant to the terms of the Formation Agreement.

* * * * * * * * * * * * * * * * * *

IN WITNESS WHEREOF, each of the Parties has caused this Bill of Sale to be executed on its behalf by a duly authorized officer on as of the date first written above.

ASSIGNOR:

AMERICAN SURGICAL ASSISTANTS, INC. a Texas Corporation

By:
Name:
Title:

ASSIGNEE:

CMC ASSOCIATES, LLC a Delaware limited liability company

By:
Name:
Title:

[Signature Page to CMC Associates Formation Agreement]

SCHEDULE 1

LITIGATION

The following is the “Litigation”:

American Medical Association v. United Healthcare Corporation, et al., 00 Civ. 2800, is pending in the United States District Court for the Southern District of New York

In re: Aetna, Inc., Out-of-Network “UCR” Rates Litigation, District of New Jersey Master Cause Number: 07-3541 (FSH), is pending in the District of New Jersey, Individual Case Number: 09-4042 (FSH)

American Medical Association et. al v. Wellpoint, Inc., CV09-2039, in the United States District Court for the Central District of California

Future class action litigation that may be filed against Cigna/Great West in which the Company may participate to the extent it has claims for payment of services rendered prior to December 31, 2008

SCHEDULE 2

TRANSFERRED ASSETS AND TRANSFERRED LIABILITIES

The following described assets are the “Transferred Assets”:

all of the Company’s right, title and interest in and to the following assets:

(A)	up to $100,000 in cash;

(B)	all of the Company’s equitable title to and beneficial interest in the UHC Settlement Compensation arising out of and in connection with the UHC Pending Litigation and the UHC Released Claims

(C)	all of the Company’s rights to participate in the Aetna Class Litigation, all of the Company’s equitable title to and beneficial interest in any Aetna Settlement Compensation or any other proceeds payable to the Company pursuant to any judgment rendered in the Aetna Class Litigation and the Aetna Released Claims (collectively, the “Aetna Proceeds”),

(D)	all of the Company’s rights to participate in any Other Potential Class Litigation, all of the Company’s equitable title to and beneficial interest in any Other Potential Settlement Compensation or any other proceeds payable to the Company pursuant to any judgment rendered in the Other Potential Class Litigation and the Other Potential Released Claims (collectively, the “Other Potential Proceeds”), provided, that any rights, proceeds, recoveries of money and other value arising out of or in connection with any agreement entered into by the Company or any of its subsidiaries that relate to the ongoing business operations of the Company or any of its subsidiaries on or after the date hereof (even if such agreement is entered into in connection with the settlement or other resolution of any of the Litigation) or arising out of or in connection with any services to be provided by the Company or its subsidiaries after the date hereof; and all interests, rights and properties of the Company and its subsidiaries not specifically included in the definition of the Transferred Assets, shall not be considered Aetna Proceeds or Other Potential Proceeds and are hereby expressly reserved and retained by the Company;

The following described liabilities are the “Transferred Liabilities”: all obligations and liabilities of the Company and its subsidiaries relating to or arising in connection with, the Litigation, the Settlement Agreements, the Released Claims, the Transferred Beneficial Interests and the Transferred Assets, whether known or unknown, contingent, absolute or otherwise.

Exhibit D

Rollover Shares

Rollover Holder	Rollover Shares
Zak W. Elgamal	868,179
Jaime A. Olmo-Rivas	868,314
Jose Chapa Jr.	249,107
Bland Chamberlain III	249,107

Exhibit E

Sample Calculation

Balance sheet as of Sept 30, 2010
Cash and cash equivalents	$3,983,931
Accounts receivable, net	$3,595,500
Advances to employees	$29,440
Prepaid federal income tax	—
Prepaid expenses and other current assets	$192,185

Total Current Assets	$7,801,056

Accounts payable and accrued expenses	$248,574
Accrued/deferred income tax	$261,198
Accrued salaries, bonuses and payroll taxes	$1,120,391

Total Current Liabilities	$1,630,163

Net Working Capital (Excluding Cash)	$2,186,962

Permitted Payment Amount	09/30/10
Total Cash on Balance Sheet	$3,983,931
(-) Minimum Cash on Balance Sheet	($1,000,000)
(-) All unpaid transaction related expenses	$0
(-) Amount to Claims management	$0
(-) Unpaid Director fees and bonus	$0
(-) Unpaid Officers, directors and employees (including taxes payable)	$0
(-) Previously declared but unpaid dividends	$0

Total Unpaid Designated Pre-closing Expenses	$0
(-) Balance Sheet Adjustments	($517,483)

Permitted Payment Amount	$3,466,448

Balance sheet adjustments
(a)
Projected A/R	$3,595,500
(i) LFQ Sales	$24,585,864
(ii) Total Days	365
(iii) Target DSO	50

Baseline A/R [(i)/(ii)*(iii)]	$3,367,927
Adjustment	$0

(b)
Projected Current Payables	$248,574 (1)
(i) LFQ Sales	$24,752,772
(ii) Total Days	365
(iii) Target DSO	2

Baseline Current Liabilities [(i)/(ii)*(iii)]	$135,632
Adjustment	$112,942

(c)
Projected NWC	$2,186,962
(i) LFQ Sales	$24,585,864
(ii) % of LFQ Sales	11%

Baseline NWC [(i)*(ii)]	$2,704,445
Adjustment	$517,483

Total Adjustments (Sum of (a), (b) & (c)	$517,483

(1)	Please note that as per merger doc we should only have the payable number here and not accounts payable + accrued expenses.

Appendix B

Section 262 of the Delaware General Corporation Law

§ 262. Appraisal rights [Effective Aug. 2, 2010]

(a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder’s shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word “stockholder” means a holder of record of stock in a corporation; the words “stock” and “share” mean and include what is ordinarily meant by those words; and the words “depository receipt” mean a receipt or other instrument issued by a depository representing an interest in 1or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

(b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title), § 252, § 254, § 255, § 256, § 257, § 258, § 263 or § 264 of this title:

(1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in § 251(f) of this title.

(2) Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to §§ 251, 252, 254, 255, 256, 257, 258, 263 and 264 of this title to accept for such stock anything except:

a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 holders;

c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or

d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

(3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 253 or § 267 of this title is not owned by the parent immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

(c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as is practicable.

(d) Appraisal rights shall be perfected as follows:

(1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for notice of such meeting (or such members who received notice in accordance with § 255(c) of this title) with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) of this section that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Each stockholder electing to demand the appraisal of such stockholder’s shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder’s shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder’s shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

(2) If the merger or consolidation was approved pursuant to § 228, § 253, or § 267 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder’s shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder’s shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder’s shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

(e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) of this section hereof and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) of this section hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder’s written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section hereof, whichever is later. Notwithstanding subsection (a) of this section, a person who is the beneficial owner of shares of such stock held either in a voting trust or by a nominee on behalf of such person may, in such person’s own name, file a petition or request from the corporation the statement described in this subsection.

(f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

(g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

(h) After the Court determines the stockholders entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, interest from the effective date of the merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the stockholders entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder’s certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

(i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court’s decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

(j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

(k) From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder’s demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just; provided, however that this provision shall not affect the right of any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the merger or consolidation within 60 days after the effective date of the merger or consolidation, as set forth in subsection (e) of this section.

(l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

Appendix C

December 19, 2010

Special Committee of the Board of Directors

c/o Henry Y. L. Toh

Lead Independent Director

American Surgical Holdings, Inc.

10039 Bissonnet Street, Suite #250

Houston, Texas 77036

Dear Members of the Special Committee of the Board of Directors:

You have retained Howard Frazier Barker Elliott, Inc. (“HFBE”) to render our opinion as to the fairness, from a financial point of view, to the Special Committee of the Board of Directors (the “Special Committee”) of American Surgical Holdings, Inc., a Delaware corporation (the “Company”), in connection with the proposed merger (the “Proposed Merger”) of the Company with AH Merger Sub, Inc. (“Merger Sub”), a wholly owned subsidiary of AH Holdings, Inc., a Delaware corporation (“AHH”), pursuant to an agreement and plan of merger by and among the Company, Merger Sub, and AHH (the “Agreement”). As a result of the Proposed Merger, the Company would become a wholly-owned subsidiary of AHH, and each of the outstanding shares of common stock in the Company, except as described in the Agreement, would be extinguished and converted into the right to receive an amount in cash not less than $2.87 per share of common stock in the Company plus additional consideration consisting of a final cash dividend, if any, as described in the Agreement. The existing common stockholders of the Company would also receive an ownership interest in CMC Associates, LLC. In addition, just prior to the effective time of the Proposed Merger, we understand that pursuant to an exchange agreement (the “Exchange Agreement”, and together with the Agreement, the “Transaction Agreements”) by and among AHH and certain common stockholders involved in managing the Company and collectively owning approximately 75 percent of the fully diluted common stock outstanding (the “Rollover Stockholders”), the Rollover Stockholders would exchange 2,234,707 shares of common stock in the Company (the “Rollover Shares”) representing approximately 20 percent of the Rollover Stockholders’ fully diluted shares of common stock in the Company into Series A preferred stock in AHH which will represent, on an as-converted basis, approximately 14.9 percent (before giving effect to options and warrants to be issued at closing) of the common stock outstanding at closing in AHH (the “Proposed Exchange”, and together with the Proposed Merger, the “Proposed Transaction”). Upon the completion of the Proposed Transaction, Great Point Partners, LLC, certain lenders or one or more of their affiliates will own Series B preferred stock which will represent, on an as converted basis, approximately 85.1 percent (before giving effect to options and warrants to be issued at closing) of the outstanding shares of common stock in AHH at closing.

Specifically, the Special Committee has asked our opinion (“Opinion”) as to whether the consideration to be received by the common stockholders of the Company excluding the Rollover Stockholders (the “Non-rollover Stockholders”) in the Proposed Merger is fair, from a financial point of view, to the Non-rollover Stockholders.

In connection with rendering our Opinion, HFBE has reviewed certain information furnished by the Company and reviewed other publicly available information including, but not limited to, the following:

i.	the draft of the Agreement dated December 20, 2010;

ii.	the draft of the Exchange Agreement dated December 20, 2010;

Special Committee of the Board of Directors

American Surgical Holdings, Inc

December 19, 2010

iii.	certain publicly available filings by the Company with the Securities and Exchange Commission (“SEC”) including annual reports on Form 10-K for the years ended December 31, 2005 through 2009 and quarterly reports on Form 10-Q for the quarters ended March 31, 2010, June 30, 2010, and September 30, 2010;

iv.	projected financial statements for the years ending December 31, 2011 through 2014 as provided by Company management;

v.	current and historical prices and trading volumes of the common stock of the Company;

vi.	certain other publicly available information concerning the Company;

vii.	certain publicly available information with respect to certain publicly traded companies that we deemed comparable to the Company; and

viii.	such other matters as HFBE deemed necessary, including an assessment of general economic, market, and monetary conditions.

We have also met with certain officers and employees of the Company and discussed with them the business, operations, assets, present condition, and future prospects of the Company. In arriving at our Opinion, HFBE relied on the accuracy and completeness of all information supplied or otherwise made available to HFBE by the Company. HFBE assumed, with your consent, that the projections for the Company used in rendering our Opinion had been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of the Company, and we express no opinion with respect to such projections or the assumptions on which they are based. HFBE was not engaged to and did not independently verify such information or assumptions, including any financial forecasts.

In rendering our Opinion, we have not conducted a physical inspection of the fixed assets or other assets, nor have we made or obtained any independent evaluation or appraisal of any assets or liabilities (contingent or otherwise) of the Company, nor have we evaluated the solvency or fair value of the Company under any state or federal laws relating to bankruptcy, insolvency or similar matters. We did not perform any procedures or analysis regarding the potential environmental liabilities of the Company, nor did we consider the impact of changes in the regulatory environment in which the Company operates. We did not undertake any independent analysis of any potential or actual litigation, regulatory action, possible unasserted claims or other contingent liabilities, to which the Company is, may be a party or is subject. Furthermore, no opinion, counsel or interpretation is intended in matters that require legal, regulatory, accounting, insurance, tax, or other similar professional advice. We have relied, with your consent, on the assessment by the Company and its advisers, as to all legal, regulatory, accounting, insurance, and tax matters with respect to the Company and the Proposed Transaction.

HFBE’s Opinion is based upon market, economic, financial, and other conditions as they exist and can be evaluated as of the date of our Opinion and, although subsequent events may affect our Opinion, we do not have any obligation to update, revise, or reaffirm our Opinion. HFBE assumed, without independent verification, that there has been no material change in the Company’s financial condition, results of operations, business, assets, liabilities, cash flows or prospects since the date of the most recent financial statements made available to HFBE as referenced above, and that there is no information or any facts that would make any of the information reviewed by us incomplete or misleading. We have relied upon and assumed, without independent verification, that all governmental, regulatory, or other consents, approvals, or releases necessary for the consummation of the Proposed Transaction will be obtained without material delay, limitation, restriction, or condition that would have an adverse effect on the Company, AHH, or the consummation of the Proposed Transaction. We have also assumed that the Proposed Transaction will be consummated in accordance with the terms described in the Transaction Agreements and other documents provided to us, without any material amendments or modifications thereto.

Special Committee of the Board of Directors

American Surgical Holdings, Inc

December 19, 2010

The preparation of a fairness opinion involves various determinations as to the most appropriate and relevant quantitative and qualitative methods of financial analyses and the application of those methods to the particular circumstances and, therefore, such an opinion is not readily susceptible to partial analysis or summary description. Furthermore, in arriving at our Opinion, HFBE did not attribute any particular weight to any analysis or factor considered by it, but rather made qualitative judgments as to the significance and relevance of each analysis or factor. Accordingly, HFBE believes that our analysis must be considered as a whole and that considering any portion of such analysis and of the factors considered, without considering all analyses and factors, could create a misleading or incomplete view of the process underlying our Opinion. In our analyses, HFBE made numerous assumptions with respect to industry performance, general business and economic conditions, and other matters, many of which are beyond the control of the Company. Any estimates contained in these analyses are not necessarily indicative of actual values or predictive of future results or values which may be significantly more or less favorable than as set forth therein.

Our Opinion was undertaken at the sole behest of the Special Committee and is for the benefit of the Special Committee and the Board of Directors of the Company. To the extent a vote of the Company’s stockholders is required or sought, HFBE’s Opinion does not constitute a recommendation to any stockholder of the Company as to how any such stockholder should vote on the Proposed Transaction. Our Opinion is limited to the fairness, from a financial point of view, of the consideration to be received by the Non-rollover Stockholders of the Company in the Proposed Merger and does not address the relative merits of the Proposed Transaction or any other transaction or business strategies discussed by the Company’s Board of Directors as alternatives to the Proposed Transaction or the decision of the Company’s Board of Directors to proceed with the Proposed Transaction. We do not express any view on, and our opinion does not address, the fairness of the Proposed Transaction to, or any other consideration received in connection therewith by, the holders of any other class of securities, creditors, or other constituencies of the Company, nor as to the fairness of the amount or nature of the any compensation to be paid or payable to any of the officers, directors, or employees of the Company, or any class of such persons, whether relative to the consideration to be received by the Non-rollover Stockholders or otherwise. HFBE has not been requested to and did not solicit third-party indications of interest in providing capital to or acquiring all or any part of the Company.

As part of our financial advisory activities, HFBE engages in the valuation of businesses and securities in connection with mergers and acquisitions, private placements, restructurings, and valuations for corporate, estate, and other purposes. We are experienced in these activities and have performed assignments similar in nature to that requested by you on numerous occasions.

We are receiving a fee in connection with the delivery of our Opinion, none of which was contingent on the conclusion of our Opinion or the consummation of the Proposed Transaction. In addition, the Company reimbursed us for expenses incurred in connection with rendering our Opinion and will indemnify HFBE against potential liabilities arising out of HFBE’s services provided pursuant to issuing the Opinion. HFBE has not provided any services to and has not received any compensation from the Company, AHH, GPP, or their respective affiliates in the previous two years. HFBE may in the future provide financial advisory, investment banking, or other services to the Company, AHH, GPP, or their respective affiliates for which we would expect to receive compensation.

It is understood that our Opinion, and any written materials provided by HFBE, will be for the confidential use of the Special Committee and the Board of Directors of the Company and will not be reproduced, summarized, described, relied upon or referred to, or given to any other person for any purpose without HFBE’s prior written consent. Notwithstanding the preceding sentence, our Opinion may be included in its entirety in a proxy or information statement filed by the Company with the SEC with respect to the Proposed Transaction. Our Opinion has been reviewed and authorized for issuance by the fairness committee of HFBE.

Special Committee of the Board of Directors

American Surgical Holdings, Inc

December 19, 2010

Based upon and subject to the foregoing, it is our opinion that, as of the date of this letter, the consideration to be received by the Non-rollover Stockholders of the Company in the Proposed Merger is fair, from a financial point of view, to the Non-rollover Stockholders of the Company.

Sincerely,

HOWARD FRAZIER BARKER ELLIOTT, INC.

Appendix D

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 10-K

(Mark One)

☑	ANNUAL REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the fiscal year ended December 31, 2009

☐	TRANSITION REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the transition period from to

Commission file number 000-50354

AMERICAN SURGICAL HOLDINGS, INC.

(Name of registrant as specified in its charter)

DELAWARE	98-0403551
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

10039 Bissonnet Street, Suite #250, Houston, Texas	77036-7852
(Address of principal executive offices)	(Zip Code)

(713) 779-9800

(Registrant’s telephone number, including area code)

Securities registered under Section 12(b) of the Exchange Act:

Title of each class registered:	Name of each exchange on which registered:
None	None

Securities registered under Section 12(g) of the Exchange Act:

Common Stock, par value $.001

(Title of class)

Indicate by the check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act.    Yes  ☐    No  ☒

Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or 15(d) of the Act.    Yes  ☐    No  ☒

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Website, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files).    Yes  ☐    No  ☒

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.    Yes  ☒    No  ☐

Indicate by check mark whether the registrant is a shell company as defined in Rule 12b-2 of the Exchange Act.    Yes  ☐    No  ☒

Indicate by check mark if there is no disclosure of delinquent filers in response to Item 405 of Regulation S-K is not contained in herein, and will not be contained, to the best of the registrant’s knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐

Non-accelerated filer	☐ (Do not check if a smaller reporting company)	Smaller reporting company	☒

Aggregate market value of the voting common stock held by non-affiliates of the registrant was: $1,565,232 based upon the closing price of $0.50 per share on June 30, 2009, as reported by the OTC-Bulletin Board.

Number of shares of the registrant’s common stock outstanding as of February 26, 2010 was: 11,741,320

Documents Incorporated by Reference: None.

FORWARD-LOOKING STATEMENTS

This report contains certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are based on management’s exercise of business judgment as well as assumptions made by and information currently available to, management. When used in this document, the words “may,” “will,” “anticipate,” “believe,” “estimate,” “expect,” “intend” and words of similar import, are intended to identify any forward-looking statements. You should not place undue reliance on these forward-looking statements. These statements reflect our current view of future events and are subject to certain risks and uncertainties as described in this Annual Report on Form 10-K as well as other periodic reports, filed with the Securities and Exchange Commission, and as noted below. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, our actual results could differ materially from those anticipated in these forward-looking statements. We undertake no obligation, and do not intend, to update, revise or otherwise publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof, or to reflect the occurrence of any unanticipated events. Although we believe that our expectations are based on reasonable assumptions, we can give no assurance that our expectations will materialize.

PART I

ITEM 1:	DESCRIPTION OF BUSINESS

Business Development

We were incorporated in the State of Delaware under the name Renfrew, Inc. on July 22, 2003 as a blank check company as defined under Rule 419 of the Securities Act. On August 2, 2005, we filed Articles of Amendment with the State of Delaware changing our name to ASAH Corp. On January 9, 2007, we filed Articles of Amendment with the State of Delaware changing our name to American Surgical Holdings, Inc. (“ASHI”).

Pursuant to a Stock Purchase Agreement and Share Exchange between us and American Surgical Assistants, Inc., a Texas corporation (“ASA”), dated October 10, 2005, we acquired all of the shares of ASA from Zak Elgamal, our Chief Executive Officer, and Jaime Olmo-Rivas, one of our executive officers. As a result of and in consideration for the issuance of 1,714,286 shares of our common stock to Mr. Elgamal and 1,714,286 shares of our common stock to Mr. Olmo-Rivas for an aggregate amount of 3,428,572 shares of our common stock, ASA became our wholly owned subsidiary.

We operated as a blank check company until the acquisition of ASA in October 2005 and the purpose for the acquisition of ASA was to obtain an operating company, which we believed had a successful business plan. Now, through ASA, we provide professional surgical assistant services to patients, surgeons and healthcare institutions.

Our other wholly owned subsidiary, ATS Billing Services, Inc. (“ATS”), was incorporated in Texas in April 2006 to provide HIPAA-compliant billing and collection services for healthcare industry professionals, including but not exclusively to, surgical assistants. This company became dormant during 2009 as we shifted the billing function first to divisions of ASA and then to newly formed subsidiaries based on the regions in which our services are performed.

Our Company

Through ASA, we provide professional surgical assistant services to patients, surgeons and healthcare institutions. Our high quality services result in cost savings for patients, insurance carriers, hospitals, surgeons, and healthcare institutions without compromising the quality of service. We are certified by The Joint Commission.

Surgical assistants are highly skilled, fully trained professionals credentialed through an extensive process similar to that utilized to evaluate physicians. These assistants are an integral part of the surgical team and they provide their services to surgeons and their patients. These services include, but are not limited to: identifying anatomical landmarks, securing blood vessels, recognizing pathological situations and providing and securing adequate, safe and proper assistance in exposure of the operative field, closing the surgical wound, and applying casts and dressings. They also perform other duties within the scope of their professional license as instructed or delegated by the operating surgeon. ASA surgical assistants are trained in general surgery, obstetrics and gynecology, orthopedic surgery, plastic surgery, urology, cardiovascular surgery, neurosurgery and other surgical disciplines. ASA’s recruiting strategies are designed to attract and retain surgical assistant professionals from both domestic and international sources.

We market our services to hospitals, surgeons and healthcare institutions. Presently, we provide service in Houston and Corpus Christi, Texas, Lawton, Oklahoma, Suffolk, Virginia, San Antonio, Texas, Memphis, Tennessee and Augusta, Georgia. We plan to extend our services to other healthcare facilities in Texas and the southeastern United States, and ultimately, we plan to offer our services throughout the country.

Our licensed and/or certified professionals work as full time salaried employees, hourly employees or independent contractors. Currently, we have a total of 94 surgical assistants, of which 15 are part-time independent contractors. We also have 21 full time administrative and billing employees.

The majority of our revenue is derived from Service Fees paid by third party insurers on behalf of their clients (the patients). A small percentage of Service Fee revenue is generated from payments by the patients for deductibles and co-pays not covered by the insurers and payments from patients who are self-insured. Additional revenue in the form of fees earned under contracts for “On Call Coverage” is generated from hospitals and other healthcare institutions.

At the end of 2009, our surgical assistants were on assignment at more than 71 hospitals and healthcare institutions throughout Texas, Oklahoma, Georgia, Tennessee and Virginia. Our hospital and healthcare facility clients utilize our services so that they can effectively manage their surgical staffing needs without having to deal with, among other things, fluctuations due to attrition, new unit openings, seasonal patient census variations, and other short and long-term staffing needs. Our ability to meet the clients’ specific staffing needs, our flexible staffing assignments, and our reliable and superior customer service contribute to the facilities’ desire to enter into service contracts with us to utilize our uniquely qualified and skilled surgical assistant professionals. This dynamic and effective business model has been developed over more than twenty years of continuous research and improvement, monitoring the quality of service and examination of feedback from our clients.

Industry Overview

An annual report prepared by independent actuaries at the Federal Centers of Medicare and Medicaid Services (“CMS”) reported that almost $2.5 trillion was spent in 2009 on healthcare. This was $134 billion more than the previous year when healthcare consumed 16.2% of the gross domestic product, as reported by the L.A. Times on February 4, 2010.

We expect healthcare professional services to grow modestly in 2010 considering the economic conditions and the anticipated increase in hospital staff job openings and turnover. While this growth is expected to be positive and expand the opportunities available to healthcare professionals, the available supply of professionals is not expected to keep pace with the increase in demand.

As the U.S. population ages and medical technology advances result in longer life expectancy, it is likely that the number of patients with chronic illnesses and patients’ hospital populations will continue to increase. We believe that these factors will increase the demand for outsourcing of both temporary and permanent allied healthcare professionals (dependent and independent providers other than physicians).

In addition, enhanced healthcare technology has increased the demand for highly specialized surgical assistants who are qualified to assist in surgery and who are competent in operating advanced medical equipment and in performing complex medical procedures. We believe most regions of the United States are experiencing pronounced shortages of medical professionals.

Faced with continuing fiscal constraints, increasing demand, and tightening supply of allied health professionals, hospitals are increasingly resorting to outsourcing and temporary staffing to meet the fluctuations in their staffing needs.

Our Business Model

Since our inception, we developed and are continually refining our business model to improve our level of productivity and efficiency. Our model is designed to optimize the communication with, and service to, both our surgical assistant professionals and our hospital and healthcare facility clients.

The critical factors contributing to the success of our business model are:

•

Building a Strong Management Team—Our founding management is comprised of a team of highly skilled and experienced surgical assistants with extensive experience. We continue to focus on training and professional development for all levels of management and acquiring additional experienced members of management personnel as needed.

•

Marketing and Recruitment of Additional Surgical Assistants—We attract surgical assistants through our outstanding customer service and relationship-oriented approach, our competitive compensation and benefits package, and our diverse offering of work assignments that provide the opportunity for the assistant to become involved in multiple surgical disciplines. We believe that our recruiting strategy makes us successful and effective at attracting some of the best available surgical assistants.

•

Screening, Background Checks, Licensing and Quality Management—Through our Credentialing, Risk Management, and Human Resources departments, we screen all prospective candidates prior to placement and continue to evaluate them both annually and randomly to ensure adequate performance and to manage risk, as well as to determine feasibility of future placements. Our internal processes are designed to ensure that our staff has the appropriate experience, credentials and the necessary skill set. Our experience has shown us that well-matched placements result in satisfied surgeons and client facilities, with the best possible results and the safest outcome for the patients.

•

Assignments—Hospitals and surgeons notify us of their needs on a daily basis. Service requests are entered into our information network by our hospital account managers and scheduling personnel. These assignments are promptly scheduled by our operations managers, who always attempt to select the best suited surgical assistant for the procedure, and confirm placements with the hospital, the surgeon’s office or the facility. Our operations management team is available around the clock and assignments are fulfilled within an average response time of thirty minutes. We pride ourselves in our understanding of the personal and distinctive technique of each surgeon, which leads to the development of a higher standard of interaction and remarkable familiarity with the surgeon’s preferences and individual technique. Thus bringing superior quality to the surgical teamwork and contributing favorably to the quality of the service and to the safest possible outcome of the surgery to the patient.

•

Employee Professional Compensation and Benefits—Our surgical assistants are compensated at competitive rates. In our effort to attract and retain highly qualified surgical assistants and employees, we offer a variety of benefits. These benefits may include:

•	Annual paid vacation time for full-time employees

•	Workers compensation insurance

•	401K retirement plan for qualified employees

•	Reimbursement for professional liability insurance premium and other qualified educational expenses

•	Major medical, dental and other insurance available and sponsored in part by us

•	Long-Term Disability Insurance

•	Personal Accident Indemnity Plan

•	Personal Sickness Indemnity Plan

•	Hospital Protection

•	Hospital Intensive Care Protection

•	Specified Health Event Protection

•	Cancer Indemnity Insurance

•	Disability Income Protection

•	Flexible spending account for full-time employees

•	Digital pagers and other necessary communication equipment

•	Membership in the Houston Federal Credit Union

Information Systems

Our primary management information systems are centralized and controlled in our corporate headquarters in Houston, Texas. We have developed and currently operate information systems that include integrated processes for dispatching and scheduling, billing services and hospital and contract management. These systems provide our staff with fast, reliable, and detailed information regarding individual cases, hospitals and clients. We are continually seeking any available improved systems that would be feasible and advantageous for our company to acquire or adopt. As we grow, we expect that we will need to expand and improve our information systems.

Regulation

The healthcare services industry is subject to extensive and complex federal and state laws and regulations related to professional licensure, conduct by providers, reimbursement for services, and prohibitions for payment for referrals. Our business, however, is not directly impacted by or subject to the extensive and complex laws and regulations that generally govern the healthcare industry, however, the laws and regulations governing our client facilities could indirectly impact our business to a certain extent. We do not receive compensation for services to Medicare and Medicaid patients. We receive a stipend from our contracted facilities to offset the cost of covering On-Call services.

State licensing for surgical assistants is relatively recent; only a few states have licensing requirements and legislation in place. Of the states in which we currently operate, only Texas has licensing requirements. However, such licensing is not mandatory. Surgical assistants employed by ASA are either licensed by the state of Texas, or certified by one of the national certifying bodies. Those who are not yet licensed by the state of Texas either have applications pending or are currently being processed. We continually observe all measures to ensure compliance with all state licensure requirements and Joint Commission compliance. ASA was the first surgical assistant services company to earn the seal of approval of The Joint Commission.

Competition

The surgical assistant services industry is highly competitive. We compete in regional and local markets with similar, but much smaller firms. We also compete with facilities that have developed their own recruitment and staffing departments to attract highly qualified healthcare professionals. We compete for hospital and healthcare facilities driven by the quality of our providers, the timely availability of our professionals, superior skills, the high quality and reasonable cost of our services, our customer service, and our recruitment expertise.

To the best of our knowledge, throughout the state of Texas there are an estimated 750 surgical assistants. Licensing of surgical assistants in Texas is relatively new and not mandatory, as a result approximately 365 of the 750 surgical assistant are licensed by the Texas Medical Board. There are no licensing requirements in the states where ASA currently operates other than Texas. Although a considerable percentage of these surgical assistants are employed by either the surgeons or the hospitals, there remains a significant number of independent contractors, either in solo practices or in small groups. We have identified some potential acquisition candidates currently operating in our region.

We believe that a larger firm enjoys a distinct competitive advantage over smaller competitors in the professional healthcare services industry. As well, established firms may have a larger pool of available candidates, a substantially larger network and a more recognizable brand name, enabling it to attract a consistent flow of new prospects. We developed a comprehensive infrastructure with well thought-out policies and procedures to provide the foundation for national recognition, which eventually contributed to our coveted certification by The Joint Commission. In addition, the greater financial resources of a larger firm allow such firm to offer a competitive compensation package to its employees and associates.

Surgical Assistants

There are two levels of surgical assistants:

•

First Assistant—A first assistant is defined as the individual providing primary assistance to the surgeon during the surgical procedure. This individual must be listed on the operative record as such. Although descriptions may vary from institution to institution, the role of the first assistant requires active participation during the surgical procedure. This involves providing exposure, homeostasis, tying and suturing plus other functions as instructed by the surgeon responsible for the patient and the procedure. Surgical assistants practice within the scope permitted by their license and as outlined in the job descriptions published by the American Medical Association, the American College of Surgeons and the certifying bodies.

•

Second Assistant—A second assistant may be needed in certain procedures where there is a need for the primary surgeon to have either another surgeon assisting in the first assistant capacity or two surgical assistants.

Each licensed/certified surgical assistant is required to maintain continued medical education, and a certain number of procedures done for recertification purposes, as set forth by the American Board of Surgical Assistants: Standards for Recertification. The actual number of procedures and hours required may vary according to the specific rules and regulations of different licensing and certifying bodies. Our comprehensive compensation package includes reimbursement for continuing education, licensing and recertification fees.

We strongly believe that we are successful in attracting and retaining the highest quality surgical assistants due to our long-standing reputation for providing a high quality service, our numerous job opportunities, our comprehensive benefits package, our innovative programs and the word-of-mouth referrals from our clients and our associates.

A surgical assistant directly and materially assists the surgeon by exposing the proper area of the surgical field and maintaining a clean and dry field, which may be achieved through suctioning any excess fluids, maintaining a dry surgical field and securing bleeding vessels either through clamping or ligation of blood vessels or by other means. He or she also assists the surgeon in operating complex equipment and devices utilized in the surgical procedures and assists the surgeon in applying any prosthetic devices, total joint replacement prosthesis, plates, and screws. A surgical assistant may also provide a clear and steady video imaging in endoscopic procedures, including manipulation and positioning organs for proper exposure. In addition, the surgical assistant may be instructed to close the surgical site, and apply dressings, casts, immobilizers, catheters, under the instruction and supervision of the primary surgeon. The role of the surgical assistant also includes pre and post-operative positioning of the patient and safe transfer to and from the Operating Room table. Assistants are also required by The Joint Commission to follow the National Patient Safety Goals during the performance of surgical procedures.

The scope of services we provide includes a multitude of surgical disciplines:

•	General and bariatric surgery (both open and laparoscopic weight management surgery)

•	Obstetrics and gynecology, including laparoscopic procedures and Cesarean Sections

•	Vascular surgery, including peripheral vascular surgery, both open and minimally invasive

•	Cardiac surgery, including coronary artery bypass surgery, both open and laparoscopic vein harvesting, valve replacement, and minimally invasive procedures

•	Orthopedic surgery, including total joint replacements, spinal surgery, including instrumentation, arthroscopic joint surgery

•	Neurosurgery, both central and peripheral procedures

•	Urology and genital system

•	Plastic, cosmetic and reconstructive surgery

•	Robotic assisted minimally invasive surgical procedures and DaVinci robotic equipment

Surgical assistants provide highly specialized services to the patient. The basic qualifications and performance standards for highly trained surgical assistants are:

•	Extensive knowledge of aseptic techniques and practices;

•	Detailed knowledge of surgical procedures and techniques in all surgical specialties and sub-specialties;

•	Skilled in the use of all instrumentation required for the performance of different surgical procedures including the latest robotic equipment; and

•	Ability to effectively communicate with other members of the patient care team at the client institution.

Surgical assistants must be proficient in the use of the following equipment:

•	LASERs and smoke evacuation equipment, de-fibrillation equipment, electro cardiogram and vital signs monitors, and patient warming devices;

•	Operating Room tables and related attachments and accessories, patient positioning devices, surgical microscopes, powered equipment; drills, saws, etc. dermatomes;

•	Endoscopic and Laparoscopic surgery equipment and other related equipment, arthroscopic surgery equipment and related equipment, medical video equipment, cameras and accessories;

•	Electro-surgery units, tourniquets, nucleotomes and/or equivalent, surgilav and simpulse suction/irrigation equipment, or equivalent and surgical lights;

•	Suction and suction assisted lipectomy (SAL) equipment;

•	Equipment and instruments utilized in caesarian section, obstetrics gynecology and related endoscopic procedures, Equipment utilized in different gynecological procedures;

•	Saline/blanket patient warmer equipment, all surgical instrumentation and related equipment currently utilized in the operating room; and

•	Endoscopic vein harvesting equipment.

Work Environment

Surgical Assistants are required to:

•	Incorporate universal precautions and National Patient Safety Goals into daily performance of the job;

•	Incorporate safety rules and regulations into the daily performance of the job;

•	Be able to stand for long periods of time, lift objects weighing forty pounds or more, stoop and bend;

•	Encounter certain hazardous materials including, but are not limited to, radiation, radioactive materials, LASER beams and plume, anesthetic materials and gases; and

•

Accept assignment to cover emergency call duty on twenty-four hour basis, including weekdays, weekends and holidays, covering surgical procedures and labor and delivery departments as required covering call schedule.

Additional Information About Us

For further information about us, you may read the materials we have filed with the SEC without charge at the Public Reference Section of the SEC at 100 F Street, NE, Washington, D.C. 20549. You can also obtain copies of these materials at prescribed rates from the Public Reference Section of the SEC in Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference rooms.

Our SEC filings and any registration statements we have filed can also be reviewed by accessing the SEC’s internet site at http://www.sec.gov, which contains reports, proxy and information statements and other information regarding registrants that are filed electronically with the SEC.

Our internet address is http://www.asainc.us. We maintain an external link on the “Investor Relations” section of our website which takes users directly to our filings with the SEC. All such filings are available free of charge.

ITEM 1A:	RISK FACTORS

We depend on a few hospitals to generate the majority of our revenue. As a result, we could experience a significant decline in revenue and earnings if one or more of those hospitals terminates its contract with us. We contract with hospitals and other healthcare providers to provide surgical assistants. We generate approximately 70% of our revenue from ten customers, of which one hospital accounts for approximately 26% of our revenue. The termination of our agreement by one or more of these hospitals could have a material adverse effect on our revenue and earnings.

We could experience significantly reduced revenues and earnings if the insurance companies that pay for our services change their reimbursement rates or change their policies or past practices with respect to the delay or denial of reimbursement, or if third party facilitators that pay our claims reduce our reimbursement rates. Approximately 87% of our revenue is generated from patients who are covered under insurance policies. Although we do not have direct contracts with insurance companies, we maintain contracts with third-party facilitators who handle our reimbursement rates. These contracts may periodically be amended. In addition, the insurance carriers may, from time to time, adjust their claim reimbursement policies. These changes may include changing the criteria for paying claims and changing the percentage of each claim that they will pay with respect to our claims. Such changes are less common when there is, as in our situation, a contractual arrangement with third party facilitators. We are currently involved in disputes with some carriers over non-payment or under payment of claims where we likely would have expected to generate a significant amount of revenue during 2007 and part of 2008. Although we do not anticipate any new disputes of the magnitude of these claims, it is possible that they may arise. Any changes in claim reimbursement policies will likely have a negative impact on our revenues and earnings.

Our critical accounting policies and significant estimates made, including the assumptions behind our revenue recognition policy, may not prove to be accurate. We have selected accounting policies that we believe are appropriate for the business conducted and that comply with accounting policies generally accepted in the United States. In particular, our revenue recognition policy requires the use of estimates and professional judgment. “Service Fees, net”, which is a large part of our revenue, includes revenues generated from services performed by surgical assistants on the date the services are performed based on established billing rates less allowances for contractual adjustments and uncollectible amounts. These contractual adjustments vary by insurance company and self-pay patients. We compute these contractual adjustments and collection allowances based on our historical collection experience. Our revenue recognition policy and our other accounting policies and their application may change from time to time as new standards and interpretations emerge or the applications of existing standards change. In addition, our actual cash received could vary from the amount of revenue recorded if the payor does not pay according to our assumptions used in determining the amount of revenue recorded. As a result of changes to these assumptions and the deviation of actual payments from the amounts recorded as revenue based on these assumptions, our financial statements may not be comparable from period to period. Additionally, our use of estimates and the application of our professional judgment may be challenged by regulators. Any successful challenge may result in a restatement of our financial statements, which may decrease investor confidence in our management team and decrease the trading price of our common stock.

Legislative or regulatory reform of the healthcare system may affect our ability to provide our services profitably. There have been legislative and regulatory proposals to change the healthcare system in ways that could impact our ability to provide our services at a reasonable fee. Policies may change and additional government regulations may be enacted that could adversely affect our services and personnel. We cannot predict the likelihood, nature, or extent of government regulations that may arise from future legislation or administrative action.

If we fail to maintain an effective system of internal control in the future, we may not be able to accurately report our financial results or prevent fraud. As a result, investors may lose confidence in our financial reporting. The Sarbanes-Oxley Act and SEC rules promulgated hereunder require that we report annually on the effectiveness of our internal control over financial reporting. Among other things, we must perform systems and processes evaluation and testing. We must also conduct an assessment of our internal control to allow management to report on the effectiveness of our internal control over financial reporting, as required by Section 404 of the Sarbanes-Oxley Act. In the past, our internal controls have not always proven to be effective, and in 2007, we restated our 2007 second quarter financial statements. Although we believe we have made improvements to our internal controls, in the future, our continued assessment of our internal controls, or the subsequent assessment by our independent registered public accounting firm, may reveal significant deficiencies or material weaknesses in our internal controls, which may need to be disclosed in future SEC filings. Disclosures of this type could cause investors to lose confidence in our financial reporting and may negatively affect the price of our common stock. Moreover, effective internal controls are necessary to produce reliable financial reports and to prevent fraud. If we have deficiencies in our internal controls over financial reporting, they may lead to losses and ultimately negatively impact our business and operations.

Our operating results may fluctuate significantly in the future, which may cause our results to fall below the expectations of securities analysts, stockholders and investors. Our operating results may fluctuate significantly in the future as a result of a variety of factors, many of which are outside of our control. These factors include:

•	the demand for our services;

•	our ability to bill for our services and be paid at profitable rates;

•	our ability to obtain sufficient cost-effective financing;

•	the timely and successful expansion of our services with other hospitals in additional states;

•	competition from established health care providers that enter the surgical assistant business;

•	our ability to attract and retain personnel with the necessary technical knowledge and with the skill sets required for effective operations;

•	professional liability, and other litigation including class action and derivative action litigation;

•	changes in reimbursement policies and rates by insurance companies and third-party facilitators;

•	the availability of funds and timing of capital expenditures and other costs relating to the expansion of our operations; and

•	Government regulation and legal developments regarding our business model and general economic conditions.

As a strategic response to changes in the competitive environment, we may from time to time make service pricing, technical or marketing decisions or acquisitions that could have a material effect on results of our operations. Due to any of these factors, our operating results may fall below the expectations of securities analysts, stockholders and investors in any future period, which may cause our stock price to decline.

Our results of operations and financial condition may be adversely affected if we are unable to adjust our budgeted expense levels for unexpected revenue shortfalls or increases resulting from the expansion of our operations. Our budgeted expenses are based in part on our expectations concerning future revenues. However, the amount of future revenue will depend on the demand for our services, which is difficult to accurately forecast, as well as insurance reimbursement policies, which may change with little or no notice. We may be unable to adjust our operations in a timely manner to compensate for any unexpected shortfall in revenue. Accordingly, a significant shortfall in demand for our services or a significant change in insurance reimbursement policies could have an immediate and material adverse effect on our business, results of operations and financial condition. Further, our cost of revenue, business development, technology and marketing expenses will increase significantly as we expand our operations. To the extent that such expenses precede or are not rapidly followed by increased revenue, our business, results of operations and financial condition may be materially adversely affected.

We may not be able to maintain profitability if we do not have sufficient capital to fund the development and implementation of our expansion strategy and manage our growth. Our success depends in part on our ability to grow and take advantage of efficiencies of scale. Our ability to develop and implement an expansion strategy, manage the same and respond to growth was severely hampered in 2007 and 2008 due to cash flow problems. Although our cash flow during 2009 was sufficient to continue our expansion plans and we believe will be sufficient in 2010, our net income and cash flow could change based on factors outside our control. In the event this occurs, we will be required to raise additional capital in order to accomplish our growth strategy and expand our geographic markets. We cannot be assured that we will be successful in raising the required capital. If we are unable to raise such additional capital, our ability to achieve profitability will be diminished.

If we are unable to grow our business and manage growth successfully, we may not remain profitable. We have expanded our services to hospitals and other healthcare surgical facilities in Oklahoma, Virginia, Tennessee and Georgia and expect to continue expanding our presence in Texas and the southeastern United States. This expansion has created significant demands on our operational and administrative personnel and other resources. We will need to continue to attract, train and retain additional highly qualified personnel to be able to meet the needs of our clients. Additional expansion in existing or new markets could strain these resources. Our personnel, systems, procedures, controls and existing space may not be adequate to support further expansion. If we are unable to hire additional appropriate personnel and expand our systems, we may not to be able to remain profitable.

We are dependent on our key management personnel, and the loss of any of these individuals could harm our business. We are dependent on the efforts of our key management and medical staff. The loss of any of these individuals, or our inability to recruit and train additional key personnel in a timely manner, could materially and adversely affect our business and our future prospects. A loss of one or more of our current officers or key personnel could severely and negatively impact our operations. We have employment agreements with most of our key management personnel, but some of these individuals are employed “at-will” and any of them may elect to pursue other opportunities at any time. We have no present intention of obtaining key man life insurance on any of our executive officers or key management personnel. If we lose any of our key management personnel for any reason, we could be adversely affected.

If we are unable to effectively promote our service and establish a leading position in the marketplace, our business may suffer. Our industry is characterized by individual or small groups of surgical assistants. As a result our name is relatively new. We believe that the importance of name recognition will increase over time. We may increase our marketing and advertising budgets to create and maintain current and future client loyalty. If our efforts are not successful, one of our competitors could achieve greater name recognition and our business might suffer.

Voting control by our executive officers, directors and other affiliates may limit your ability to influence the outcome of director elections and other matters requiring stockholder approval. Our executive officers, directors and affiliates control the rights to vote a majority of our common stock. These stockholders can control substantially all matters requiring approval by our stockholders, including the election of directors and the approval of mergers or other business combination transactions. This concentration of ownership could have the effect of delaying or preventing a change in our control or discouraging a potential acquirer from attempting to obtain control of us, which in turn could have a material adverse effect on the market price of our common stock or prevent our stockholders from realizing a premium over the market price for their shares of common stock.

We may conduct future offerings of our common stock and preferred stock which may diminish our investors’ pro rata ownership and depress our stock price. Our Certificate of Incorporation, as amended, authorizes us to issue up to 10,000,000 shares of preferred stock, par value $0.001 per share, and up to a total of 100,000,000 shares of common stock, par value of $0.001 per share. Our Board of Directors is authorized to determine the rights and preferences of any additional series or class of preferred stock. The Board of Directors may, without stockholder approval, issue shares of preferred stock with dividend, liquidation, conversion, voting or other rights which are senior to our shares of common stock or which could adversely affect the voting power or other rights of the existing holders of outstanding shares of common stock. In the event that any such future sales of securities are occur, an investor’s pro rata ownership interest may be reduced.

We have not declared any dividends on our common stock to date and do not anticipate doing so in the foreseeable future. The payment of cash dividends on our common stock rests within the discretion of our Board of Directors and will depend, among other things, upon our earnings, unencumbered cash, capital requirements and our financial condition, as well as other relevant factors. Payments of dividends on outstanding shares of preferred stock, if any, must be paid prior to the payment of dividends on our common stock. We do not anticipate making any cash distributions on the common stock in the foreseeable future and investors in our common stock should not rely on dividend income.

There is a limited public trading market for our common stock; the market price of our common stock has been volatile and could experience substantial fluctuations. Our common stock is currently quoted on the OTC Bulletin Board. As a result, an investor could find it more difficult to dispose of or to obtain accurate quotations as to the market value of our securities. Listing on the OTC Bulletin Board may make trading our shares more difficult for investors, potentially leading to further declines in our share price and may cause difficulty to us in obtaining future financing. In addition, the market price of our common stock has been, and may continue to be, volatile. Such price fluctuations may be affected by general market price movements or by reasons unrelated to our operating performance or prospects, such as, among other things, the small trading volume of our shares, announcements concerning us or our competitors, government regulations, litigation or other factors.

We may be subject to litigation, which may have an adverse effect on us. Currently, we are not a defendant in any legal proceeding nor are we aware of any claim or demand made against us that may reasonably result in a legal proceeding against us. We may become involved from time to time in various legal matters arising out of our operations in the normal course of business. If any litigation involves a material claim, the loss or settlement of such litigation could have an adverse effect on us.

Our business could suffer from rising insurance cost, the unavailability of insurance or other events. The cost of insurance, including directors’ and officers’ liability insurance, workers’ compensation, product liability, business interruption and general liability insurance, continues to represent a significant expense to us. In response, we may increase deductibles and/or decrease some coverage to mitigate these costs. These increases, and our increased risk due to increased deductibles and reduced coverage, could adversely affect our results of operations, financial condition and cash flows if we suffer claims.

As a public company, our business is subject to numerous reporting requirements that are continuously evolving and could substantially increase our operating expenses and divert management’s attention from the operation of our business. The Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) has

required changes in some of our corporate governance, securities disclosure and compliance practices. In response to the requirements of the Sarbanes-Oxley Act, the SEC has promulgated rules covering a variety of subjects. Compliance with these new rules has significantly increased our legal and financial and accounting costs, and we expect these increased costs to continue. We are committed to maintaining high standards of corporate governance and public disclosure. As a result, we intend to invest all appropriate resources to comply with evolving standards, and this investment may result in increased general and administrative expenses and a diversion of management time and attention from revenue-generating activities to compliance activities.

ITEM 1B:	UNRESOLVED STAFF COMMENTS

Not Applicable.

ITEM 2:	PROPERTIES

We currently lease approximately 8,042 square feet of office space at 10039 Bissonnet, Suite 250, Houston, Texas 77036-7852. Commencing in 2001, we subleased this property from a company owned by a related party because we lacked sufficient credit to qualify for the lease. Effective October 1, 2006, this sublease was terminated and the lease was assigned directly to us. This lease agreement was amended in September 2007 to expand our leased space and extend the lease term through December 31, 2014. In addition, monthly lease payments increased to $8,117 through December 2007, $8,304 for 2008, and $8,484 for 2009. Future monthly minimum lease payments are $8,751 for 2010 and $8,846 for 2011 through 2014.

Future annual minimum lease payments are as follows:

2010	$105,012
2011	106,152
2012	106,152
2013	106,152
2014	106,152

TOTAL	$529,620

ITEM 3:	LEGAL PROCEEDINGS

Presently, we are not a defendant in any legal proceeding nor are we aware of any claim or demand made on us that may reasonably result in a legal proceeding against us.

ITEM 4:	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

None

PART II

ITEM 5:	MARKET FOR REGISTRANT’S COMMON EQUITY, RELATED STOCKHOLDER MATTERS AND ISSUER PURCHASES OF EQUITY SECURITIES

Market Information

Our common stock is currently listed on the OTC Bulletin Board under the symbol “ASRG.OB.” Our common stock was approved for quotation on the OTC Bulletin Board on December 14, 2006 under the symbol “ASAO.” On January 31, 2007, our symbol was changed to “ASUH” based upon our name change to American Surgical Holdings, Inc. Trading commenced in our common stock on the OTC Bulletin Board on March 1, 2007. All OTC Bulletin Board quotations reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions. The closing price of our common stock on February 26, 2010 was $1.76.

The table below sets forth our high and low bid prices per share of common stock. These prices represent inter-dealer quotations without retail markup, markdown or commission and may not necessarily represent actual transactions.

	High	Low
2008
First Quarter	$1.50	$0.40
Second Quarter	$0.50	$0.07
Third Quarter	$0.35	$0.08
Fourth Quarter	$0.30	$0.02

2009
First Quarter	$0.30	$0.05
Second Quarter	$1.25	$0.30
Third Quarter	$1.40	$0.50
Fourth Quarter	$3.20	$1.36

Shareholders

As of February 26, 2010, there were approximately 119 holders of record of our common stock. Such stockholders of record hold a total of 11,741,320 shares of our common stock.

Dividends

Since inception we have not paid any dividends on our common stock. We do not anticipate paying any cash dividends on our common stock in the foreseeable future. Although we intend to retain our earnings, if any, to finance the growth of our business, our Board of Directors has the discretion to declare and pay dividends in the future.

Payment of dividends in the future will depend upon our earnings, capital requirements, and other factors, which our Board of Directors may deem relevant.

Securities Authorized for Issuance under Equity Compensation Plans

The following table sets forth certain information as of December 31, 2009, with respect to compensation plans under which our equity securities are authorized for issuance:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	0		—	3,000,000 shares	(1)
Equity compensation plans not approved by security holders	3,295,500 shares	(2)	$0.54	0
Total	3,295,500 shares		$0.54	3,000,000 shares	(1)

(1)	Represents shares reserved for issuance under the Employee Stock Option Plan (the “Plan”) approved on March 22, 2007. To date, we have not issued any options under the Plan.
(2)	Represents options granted outside of the Plan. In January 2010, we cancelled options to purchase 625,000 shares of our common stock. Following such cancellation, we had options to purchase a total of 2,670,500 shares of our common stock outstanding.

ITEM 6:	SELECTED FINANCIAL DATA

Not Applicable.

ITEM 7:	MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

General

We were incorporated in the State of Delaware under the name Renfrew, Inc. on July 22, 2003 as a blank check company as defined under Rule 419 of the Securities Act. On August 2, 2005, we filed Articles of Amendment with the State of Delaware changing our name to ASAH Corp. On January 9, 2007, we filed Articles of Amendment with the State of Delaware changing our name to American Surgical Holdings, Inc.

Pursuant to a Stock Purchase Agreement and Share Exchange between us and ASA, dated October 10, 2005, we acquired all of the shares of ASA, from Zak Elgamal, our Chief Executive Officer, and Jaime Olmo-Rivas, one of our executive officers. As a result of and in consideration for the issuance of 1,714,286 shares of our common stock to Mr. Elgamal and 1,714,286 shares of our common stock to Mr. Olmo-Rivas, for an aggregate amount of 3,428,572 shares of our common stock, ASA became our wholly owned subsidiary.

Our staff and associates are credentialed and providing services to surgeons and patients in 2009 at numerous hospitals and surgery centers in Texas, Oklahoma, Georgia and Virginia. We commenced operations in Tennessee in 2010. The majority of our revenue comes in the form of Service Fees paid by third party insurers on behalf of their clients (the patients). A small percentage of our revenue is generated from payments by the patients for deductibles and co-pays not covered by the insurers and payments from patients who are self-insured. We generate additional revenue in the form of fees earned under contracts for “On-Call Coverage” from hospitals and other healthcare facilities. Our agreements with these healthcare facilities usually include an exclusivity arrangement whereby ASA is the only entity entitled to provide surgical assistants within the client facility except under very limited and clearly defined circumstances.

Our cost of revenue includes those costs and expenditures that are incurred directly by or associated with the surgical assistants’ performance of their duties. The following items are included in the cost of revenue:

•	Insurance—worker’s compensation, malpractice, medical and dental;

•	Licenses and permits;

•	Professional contract services;

•	Postage and delivery;

•	Salaries and wages;

•	Payroll taxes; and

•	Telephone and communications.

Critical Accounting Policies

Revenue Recognition

We recognize revenue over the period the service is performed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) No. 605, Revenue Recognition in Financial Statements. In general, ASC No. 605 requires that four basic criteria must be met before revenue can be recognized: (i) persuasive evidence of an arrangement exists, (ii) delivery has occurred or services rendered, (iii) the fee is fixed and determinable, and (iv) collectability is reasonably assured.

Established billing rates are not the same as actual pricing. They generally do not reflect what we are ultimately paid and therefore are not reported in our financial statements. We are typically paid amounts based on established charges per procedure with guidance from the annually updated Current Procedural Terminology (“CPT”) guidelines (a code set maintained by the American Medical Association through the CPT Editorial Panel), that designates relative value units (“R.V.U.’s”) and a suggested range of charges for each surgical procedure which is then assigned a CPT code. This fee is discounted to reflect the percentage “using a modifier” recognized by each insurance carrier for surgical assistant services, less deductible, co-pay, and contractual adjustments which are deducted from the calculated surgical assistant fee and the remainder amount is issued to us.

We report revenues derived from providing licensed and/or certified surgical assistants to assist physicians in surgical procedures, and in emergency surgery (“Service Fees, net”). Additional revenues are derived from contracts with hospitals for 24/7 Surgical Assistant On-Call services (“Contract Fees”).

“Service Fees, net” includes revenues generated from services performed by surgical assistants on the date the services are performed based on established billing rates less allowances for contractual adjustments and uncollectible amounts. These contractual adjustments vary by insurance company and self-pay patients. We compute these contractual adjustments and collection allowances based on our historical collection experience.

Completing the paperwork for each case and preparing it for billing takes approximately ten business days. The majority of claims are then filed electronically except for those remaining insurance carriers requiring paper filing. An initial response is usually received within four weeks from electronic filing and up to six weeks from paper filing. Responses may be a payment, a denial, or a request for additional information.

Historical collection rates are estimated using the most current prior 12 month historical payment and collection percentages. We generally receive 99% of our collections within 12 months from the date of service. Amounts greater than one-year past due are written off as a bad debt. We account for charge-backs as they occur and record an estimate for known charge-backs as they are received from insurance companies.

We also earn revenue (“Contract Fees”) derived from contracts with hospitals for providing surgical assistant twenty-four hour per day On-Call coverage. Contract Fees are invoiced monthly throughout the respective contract period as services are provided and revenue is recognized monthly as the fees are earned.

Other Policies

Our other significant accounting policies are summarized in Note 1 of our Consolidated Financial Statements, included elsewhere in this annual report. Policies determined to be significant are those policies that have the greatest impact on our financial statements and require management to use a greater degree of judgment and estimates. Actual results may differ from those estimates. Our management believes that given current facts and circumstances, it is unlikely that applying any other reasonable judgments or estimate methodologies would cause effect on our consolidated results of operations, financial position or liquidity for the periods presented in this annual report.

Reimbursement Disputes

In March 2007, we signed a contract with Aetna. After the contract was signed, a dispute ensued regarding which payment schedule was applicable to the contract. This carrier represented approximately 22% of our business during the year ended December 31, 2007. As a result of this dispute and Aetna’s application to the contract of a much lower payment schedule than we had anticipated, we experienced a significant decline in our collection percentage with respect to this carrier’s claims from approximately 25.6% to approximately 3.2%, resulting in a decrease in the average Collection Percentage for us for fiscal 2007, the first quarter of 2008 and one and a half months in the second quarter of 2008. Following the cancellation of the Aetna contract as well as the Blue Cross and Humana network contracts in 2008, we were treated as an “out-of-network” provider for reimbursement purposes, and our Collection Percentage for 2008 returned to normal levels. We no longer have any contracts with insurance carriers and we are in a legal dispute with Aetna regarding its application of the lower payment schedule to our contract.

In addition, during fiscal 2007, United Healthcare charged back $200,000 from current invoices, and charged back an additional $160,000 in the first quarter of 2008. The charge back continued in 2008 but at a smaller rate for a total of approximately $600,000. United claims it is entitled to these refunds because it overpaid us on claims in 2006, 2007 and 2008. We disagree with United’s assertions.

There is currently a dispute between us and a number of insurance carriers, including both Aetna and United, over what we consider underpayment by a carrier far below its contractual commitment. As a result, we have filed a number of lawsuits against these insurance carriers. The amounts of the individual claims vary substantially and at present we are unable to predict whether we will prevail in some or all of the cases and how much we will likely recover. As a result, we have not placed any value on these claims in our financial statements.

Recent Accounting Pronouncements

In June 2009, the Financial Accounting Standards Board (“FASB”) issued FASB Accounting Standards Codification No. 105, GAAP. The Codification will be the single source of authoritative U.S. generally accepted accounting principles. The Codification does not change generally accepted accounting principles, but is intended to make it easier to find and research issues. The Codification introduces a new structure that takes accounting pronouncements and organizes them by approximately 90 accounting topics. The Codification is effective for interim and fiscal years ending after September 15, 2009. We adopted the Codification on July 1, 2009. The adoption of this statement did not have a material effect on our financial statements but did change our reference to generally accepted accounting principles beginning in the third quarter of 2009.

In June 2009, the FASB issued FASB Accounting Standards Codification No. 860, Transfers and Servicing and FASB Accounting Standards Codification No. 810, Consolidation, which change the way entities account for securitizations and special-purpose entities. The new standards eliminate existing exceptions, strengthen the standards relating to securitizations and special-purpose entities, and enhance disclosure requirements. Both of these statements are effective for fiscal years beginning after November 15, 2009. The adoption of these statements will not have a material effect on our financial statements.

Results of Operations for the Year Ended December 31, 2009 Compared to the Year Ended December 31, 2008

Revenue: Revenues increased by $11,464,203, or 101.6%, to $22,743,714 for the year ended December 31, 2009 from $11,279,511 for the year ended December 31 2008. The increase is due primarily to the changes management implemented in billing, such as converting to electronic billing, which allowed us to increase the revenue per procedure and aggressive collections. In addition, during 2009, we collected approximately $2,500,000 more in revenue related to services rendered in 2008 than the amount we had originally recorded based on our revenue recognition policy. This amount was recorded as revenue in 2009. In addition, we experienced an increase of over 20% in procedures billed in 2009 versus 2008. Lastly, the average gross bill per case increased on the average approximately 30% over the last two years.

Cost of Revenue: Cost of revenue increased to $8,618,515 for the year ended December 31, 2009 from $6,977,986 for the year ended December 31 2008, an increase of $1,640,529, or 2.35%. The increase is relatively small in comparison to the 101.6% increase in revenue. The action items management put into place during the latter part of 2007 and during 2008 allowed us to reduce our cost per procedure, and to increase the number of procedures with little to no increase in surgical assistant staff, which resulted in a lower cost of revenue in comparison to the increase in revenue.

Gross Profit: Gross profit increased to $14,125,199 for the year ended December 31, 2009 from $4,301,525 for the year ended December 31 2008, an increase of $9,823,674. The 228.4% increase in gross profit resulted primarily from an increase in billed cases, an increase in the gross revenue per procedure, and cost containment.

Operating Expenses: Operating expenses, which are comprised of general and administrative, salaries and rent, increased to $7,080,237 for the year ended December 31, 2009, which was up from $3,819,470 for the comparable period in 2008. The two main categories of operating expenses are 1) general and administrative and 2) salaries. General and administrative expenses for the year ended December 31, 2009 increased to $2,408,386 from $1,578,915 for the year ended December 31, 2008, representing an increase of $829,471, or 52.5%. Salaries for the year ended December 31, 2009 increased to $4,576,518 from $2,142,565 for the comparable period in 2008, representing an increase of $2,433,953, or 113.6%. The increase in general and administrative was primarily a result of our payment of performance bonuses in 2009 to our executive officers, directors and key employees. Salaries increased due to increased staffing levels in the billing department and the payment of bonuses to the billing department, surgical assistants, and other personnel.

Interest Expense: Interest expense for the year ended December 31, 2009 was $144,293 compared to $1,623,750 for the year ended December 31, 2008. The 91.1% decrease in interest expense resulted primarily from the repayment of the outstanding principal of our convertible notes. One half was paid in March 2009 and the other half in June 2009.

Income Tax Expense: We recorded a provision for income tax in 2009 in the amount of $2,561,247 as compared to an income tax benefit of $47,808 for the year ended December 31, 2008. The income tax due in 2009 as compared to an income tax benefit in 2008 is primarily a result of the generation of income from operations in 2009 of $6,911,944 as compared to a ($1,135,784) loss from operations in 2008.

Net Income: Our net income for the year ended December 31, 2009 was $4,350,697, which represented an improvement of $5,438,673 or 500%, compared to a net loss of $1,087,976 for the year ended December 31, 2008. This improvement was primarily the result of the increase in revenue described above.

Results of Operations for the Year Ended December 31, 2008 Compared to Year Ended December 31, 2007

Revenue: Revenues increased to $11,279,511 for the year ended December 31, 2008 from $8,964,057 for the year ended December 31, 2007, an increase of $2,315,454. This amounts to a 26% increase in revenue. A significant portion of the increase occurred after May 15, 2008 when the Aetna contract was cancelled. The increase is due to a number of factors which are difficult to quantify, however, they can be listed in management’s opinion in order of importance:

•	The cancellation of the Aetna, Blue Cross, and Humana contracts;

•	15% increase in billable procedures in 2008 versus 2007;

•	greater utilization of the available workforce in 2008 as compared to 2007;

•	Improved billing procedures including conversion to electronic billing whenever possible; and

•	Receipt of a settlement from a dispute we had with an insurance company in the amount of $98,000, after deducting attorney’s fees.

Cost of Revenue: Cost of revenue increased to $6,977,986 for the year ended December 31, 2008 from $6,660,552 for the year ended December 31, 2007, an increase of $317,434. The 5% increase is relatively small in comparison to the 26% increase in revenue. The action items management put into place the latter part of 2007 and during 2008 allowed the Company to make more money per procedure, and to increase the number of procedures with little to no increase in surgical assistant staff which resulted in a lower cost of revenue in comparison to the increase in revenue.

In 2008, we added new hospitals in Houston, however, we continued to monitor the staffing needs by reassigning some of the full time salaried assistants to contract or PRN status. These reassignments allowed us to more effectively manage our cost of labor while efficiently utilizing the salaried assistants and using the part time or PRN (Pro Re Nata) assistants to fill in only as needed. Management continually monitors staffing and compensation needs in order to maximize the utilization and efficiency of the surgical assistants.

Gross Profit: Gross profit increased to $4,301,525 for the year ended December 31, 2008 from $2,303,505 for the year ended December 31, 2007, an increase of $1,998,020. The gross profit improved dramatically in the second half of the year after the Aetna contract was cancelled. The gross profit for the first half of 2008 was $1,174,913 and the second half was $3,126,612 for a total of $4,301,525 for the fiscal year 2008.

Operating Expenses: Operating expenses for the year ended December 31, 2008 decreased to $3,819,470 from $4,974,061 for the year ended December 31, 2007 representing a decrease of $1,154,591. The two main categories of operating expenses are 1) general and administrative and 2) salaries. General and administrative for the year ended December 31, 2008 decreased to $1,578,915 from $2,237,742 for the year ended December 31, 2007, representing a decrease of $658,827, or 29%. Salaries for the year ended December 31, 2008 decreased to $2,142,565 from $2,656,138 for the year ended December 31, 2007, representing a decrease of $513,573, or 19.3%. The decrease in expenses in 2008 resulted from management cutting expenses and keeping the same number of surgical assistants as in 2007. In addition, the four principals and the Board of Directors took a 20% reduction in compensation and expenses beginning in May 2008. At the end of July 2008, the four principals took an additional 10% reduction in salaries, which along with other measures such as reducing the number of consultants reduced operating expenses.

Interest Expense: Interest expense for the year ended December 31, 2008 was $1,623,750 compared to $1,474,048 for the year ended December 31, 2007. Interest expense for the year ended December 31, 2008 included $420,097 of interest accrued at 15% on the face amount of both the convertible notes payable of $2,715,000 and the note payable-related party dated June 2008 in the amount of $150,000; $881,131 related to the accretion of the discount on the notes, and $322,521 of amortization of the deferred financing costs. For the year ended December 31, 2007, interest expense was comprised of $219,721 of interest accrued at 15% on the face amount of the convertible notes payable of $2,715,000; $863,632 related to the accretion of the discount on the notes; and $390,695 of amortization of the deferred financing costs. As a result, interest expense increased $149,701 in 2008 as compared to the comparable period in 2007. Eighty percent (80%) of the interest expense occurred in the first six months of 2008.

Income Tax Expense: We recorded an income tax benefit in 2008 in the amount of $47,808 compared to an income tax benefit of $1,022,848 for the year ended December 31 2007. Additional benefits will be utilized in future years to offset income required to be recognized by us under IRC section 481, relating to a mandated change of method from the cash to accrual basis for tax return filing purposes. We had a $508,590 loss carry forward at the end of December 2008. The Section 481(a) adjustment is amortized over a three year period with 2009 being the last year. This adjustment is $600,424 and this is applied to the loss carry forward which will result in taxable income effective January 1, 2009 of $91,864, or $31,244 of taxes payable. This payable is shown as deferred income tax on the balance sheet as of December 31, 2008.

Net Loss: Our net loss was $1,087,976 for the year ended December 31, 2008, which represented an improvement of $1,985,211 compared to our net loss of $3,073,187 for the year ended December 31, 2007. The improvement in our net loss was primarily due to the cost cutting measures and billing practice improvements we implemented as described above.

LIQUIDITY AND CAPITAL RESOURCES

To date, we have relied primarily upon cash flow from operations, the net proceeds of our convertible note offering completed during 2007 and a promissory note from a related party to finance our operations. Our primary use of cash from operations has been the repayment of our convertible notes as more fully described below and payment of our operating expenses.

During the year ended December 31, 2007, we experienced losses and negative cash flows from operations. During 2008, we implemented the following steps: (i) the contract with Aetna was terminated effective May 15, 2008, (ii) we disputed United’s chargebacks, which had reduced our collection percentage; (iii) we reassigned staff to assure full utilization; (iv) we terminated all our outside consulting agreements and we continued to limit the hiring of outside consultants to what was needed and required for a public company.

As a result of these changes and our dramatic increase in revenue in 2009, we improved our cash flow dramatically in 2009 and we believe that our cash flow will continue to remain stable or improve in 2010. As of December 31, 2009, our total working capital was $5,530,780 as compared to $832,248 as of December 31, 2008. During 2010, we anticipate that our working capital needs will increase as we expand our business both in existing and in new states. We believe that our cash flows from operations will be sufficient to meet our working capital needs.

Although we do anticipate some capital needs in the future to expand our information technology in response to our growth, we have not yet established a budget or timeline for such capital improvements. If such capital needs occur in the coming year and are not significant, they will likely be funded from our cash flow from operations. If such capital needs are significant, we would likely seek additional financing to meet them.

Operating Activities: Net cash provided by operating activities was $4,702,232 for the year ended December 31, 2009 as compared to net cash used in operating activities of $483,930 during 2008. The increase is primarily a result of the $5,438,673 improvement we recorded in net income as compared to a net loss in 2008. The increase was also due to a $728,355 increase in accrued salaries and payroll taxes, which resulted from the reinstatement of management salaries to their original levels, an increase in performance bonuses, and the increase in our administrative personnel from 12 to 21 to handle our expanded operations. Net cash used in operating activities was $483,930 for the year ended December 31, 2008 as compared to net cash used in operating activities of $2,543,817 for the comparable period in 2007. The decrease in use of cash in operations resulted primarily from the improvement in our net loss from 2008 as compared to 2007.

Investing Activities: Net cash provided by investing activities was $303,015 for the year ended December 31, 2009 as compared to net cash used in investing activities of $379,698 for the comparable period in 2008. The primary reason for the increase is the removal of the restrictions on $373,653 of cash in anticipation of the payment of the convertible notes, which was partially offset by the purchase of hospital contracts and non-competes, and the purchase of property and equipment. Net cash used in investing activities for the year ended December 31, 2008 was $379,698 as compared to net cash used in investing activities for the comparable period in 2007 of $25,846. The increase in cash used in 2008 resulted from the classification of $373,653 as restricted cash for the payment of the convertible notes in March 2009, which was partially offset by a decrease in the purchase of property and equipment.

Financing Activities: Net cash used in financing activities for the year ended December 31, 2009 was $2,731,490 as compared to net cash provided by financing activities of $150,000 in the comparable period in 2008. The increase in cash used for investing activities is primarily the result of the repayment of $2,715,000 in principal outstanding on the convertible notes issued in 2007 and the repayment of $150,000 on the note from a related party. Net cash provided by financing activities for the year ended December 31, 2008 decreased by $2,178,006 from $2,328,006 in the comparable period of 2007. The decrease resulted primarily from the receipt of proceeds of $2,328,006 from the sale of the convertible notes in 2007 as compared to the receipt of proceeds from a promissory note from a related party of $150,000 in 2008.

Convertible Notes

In May 2007, we commenced an offering of a minimum of 12 Units and a maximum of 35 Units pursuant to a private placement memorandum at a price of $100,000 per Unit. Each Unit consisted of (i) a one year 15% interest bearing unsecured promissory note (“Note”) in the principal amount of $100,000 and (ii) a warrant to purchase 100,000 shares of our common stock at an exercise price of $2.00 per share (the “Warrants”). We also agreed to register the shares of common stock underlying the warrants under certain circumstances.

The Notes were secured by our accounts receivable and an assignment of any proceeds received by us from judgments against or settlements with insurance carriers with respect to certain past due claims.

The Notes were convertible into our common stock if we commenced a “Qualified Offering” prior to the maturity date of the Notes. In lieu of repayment of principal and interest on the Notes, the Holders of the Notes could acquire our securities in the amount of such principal and interest at a purchase price equal to 85% of the price per security sold in the Qualified Offering. For purposes of the Notes, a Qualified Offering was the completion of an offering or offerings of our securities, including any offering of debt or equity securities, or securities convertible into debt or equity securities, in an amount not less than $3.0 million.

Dawson James Securities, Inc. (“Dawson”) was hired as the exclusive placement agent for the offering. For its services, Dawson earned a cash commission equal to 10% and a non-accountable expense allowance equal to 3% of the gross proceeds of each Unit sold. In addition, for each Unit sold Dawson earned warrants to purchase 20,000 shares of our common stock at an exercise price of $2.00 per share.

In June 2007, we accepted subscriptions for the minimum number of Units and executed Notes in the principal amount of $1,230,000 and issued warrants to purchase 1,230,000 shares of common stock to the note holders. We received net proceeds of $1,070,100 after payment of commissions to Dawson. In July 2007, we accepted subscriptions for an additional 14.85 Units and executed Notes in the principal amount of $1,485,000 and issued warrants to purchase 1,485,000 shares of common stock to the note holders. We received net proceeds of $1,291,950 after payment of commissions to Dawson. The value of the warrants issued as part of the Units was recorded as a discount on the Notes and was charged to interest expense and accreted to the balance of the Notes over the life of the Notes. In connection with the offering, we issued warrants to purchase 543,000 shares of our common stock to Dawson. The value of the warrants issued to Dawson as part of the compensation for the offering and the cash commission paid to Dawson was recorded as deferred financing costs and amortized to interest expense over the life of the Notes.

In July 2008, the terms of the Notes were renegotiated with half due in March 2009 and the due date of the remaining balance automatically extended to December 2009 upon payment of the amount of principal due on

March 31, 2009. The warrants were re-priced with one half re-priced at an exercise price of $0.10 per share and one half re-priced with an exercise price of $0.75 per share. The warrants held by Dawson were not re-priced. The fair value of the options was reset and a portion was charged to interest expense in 2008 and the remainder amortized in 2009.

We paid the Notes on a timely basis from cash generated from operations. One half of the Notes were paid off in March 2009 and the other half in June 2009. In November 2009, we received a request to register the shares of common stock underlying the warrants. In response, we filed a registration statement with the SEC on a timely basis as required by the agreement with the warrant holders.

Note from a Related Party

The note payable due to a related party of $150,000 was signed on June 12, 2008 and extended on September 12, 2008 to a new maturity date of June 15, 2009. The note accrued interest at a rate of 15% annually. During 2009 and 2008, we recorded $4,685 and $12,452 of interest expense, respectively. All accrued interest on this note as of December 31, 2008 was paid in January 2009 and the principal and accrued interest from January 1, 2009 was paid in full during March 2009.

Exercise of Warrants and Options

During 2009, warrant holders exercised warrants to purchase 1,082,500 shares and 912,500 shares of our common stock at exercise prices of $0.10 per share and $0.75 per share, respectively, representing an aggregate of $36,750 in proceeds to us. This amount reflects only the warrants that were exercised for cash, as many of the warrants were exercised on a cashless basis. As of December 31, 2009, 275,000 warrants and 445,000 warrants with exercise prices of $0.10 per share and $0.75 per share, respectively, remained outstanding. In addition, Dawson James exercised warrants to purchase 535,285 shares at $2.00 per share, on a cashless exercise basis. As of December 31, 2009, we had 7,715 warrants with an exercise price of $2.00 per share outstanding.

During 2009, Zak Elgamal, Jaime Olmo, Jose Chapa, Bland Chamberlain, Jim Longaker, Trisha Bonar, Henry Toh, Michael Kleinman and Charles Bailey exercised options to purchase 314,155 shares, 314,155 shares, 78,539 shares, 78,539 shares, 251,325 shares, 78,539 shares, 31,416 shares, 31,416 shares, and 31,416 shares, respectively, for an aggregate of 1,209,500 shares, and paid us an aggregate of $96,760.

Contractual Obligations

The following table summarizes the payments due under contractual obligations as of December 31, 2009:

	2010	2011	2012	2013	2014 and Thereafter	Total
Operating Leases	$105,012	$106,152	$106,152	$106,152	$106,152	$529,620
Purchase Obligations(1)	2,361,462	1,476,300	1,550,115	1,565,396	10,530,739	17,484,012

Total	$2,466,474	$1,582,452	$1,656,267	$1,671,548	$10,636,891	$18,013,632

(1)	Represents payments due under the employment agreements with each of our Chief Executive Officer and Vice President of ASA and the services/consultant agreements with two of our key employees as more fully described in “Item 11. Executive Compensation—Employment Agreements.”

Off-Balance Sheet Arrangements

We are not a party to any “off-balance sheet arrangements,” as defined by applicable GAAP and SEC rules.

ITEM 7A:	QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

We conduct our business in United States dollars. We do not have any variable rate debt or other instruments.

ITEM 8:	FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

See Consolidated Financial Statements beginning on page F-1.

ITEM 9:	CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

None.

ITEM 9A(T): CONTROLS AND PROCEDURES

Conclusion Regarding the Effectiveness of Disclosure Controls and Procedures

Disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) under the Exchange Act) are designed to ensure that information required to be disclosed in reports filed or submitted under the Exchange Act is recorded, processed, summarized, and reported within the time periods specified in SEC rules and forms and that such information is accumulated and communicated to management, including the principal executive officer and the principal financial officer, to allow timely decisions regarding required disclosures. There are inherent limitations to the effectiveness of any system of disclosure controls and procedures, including the possibility of human error and the circumvention or overriding of the controls and procedures. Accordingly, even effective disclosure controls and procedures can only provide reasonable assurance of achieving their stated objectives.

In connection with the preparation of this Annual Report on Form 10-K, our management, under the supervision and with the participation of our principal executive officer and our principal financial officer, conducted an evaluation of the effectiveness of the design and operation of our disclosure controls and procedures as of December 31, 2009. Based on that evaluation, our principal executive officer and principal financial officer have concluded that our disclosure controls and procedures were effective as of December 31, 2009.

Management’s Annual Report on Internal Control Over Financial Reporting

Our management is responsible for establishing and maintaining effective internal control over financial reporting as defined in Rule 13a-15(f) under the Exchange Act. Our internal control over financial reporting is designed to provide reasonable assurance to our management and our Board of Directors regarding the preparation and fair presentation of published financial statements in accordance with United States generally accepted accounting principles (US GAAP), including those policies and procedures that: (i) pertain to the maintenance of records that, in reasonable detail accurately and fairly reflect the transactions and dispositions of our assets, (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with US GAAP and that receipts and expenditures are being made only in accordance with authorizations of our management and our directors, and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of our assets that could have a material effect on the financial statements.

Our management conducted an evaluation of the effectiveness of internal control over financial reporting based on the framework in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission. Management’s assessment included an evaluation of the design of our internal control over financial reporting and testing of the operational effectiveness of our internal control over financial reporting. Based on this assessment, our management concluded that we maintained effective internal control over financial reporting as of December 31, 2009.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Therefore, even those systems determined to be effective can provide only reasonable assurance with respect to financial statement preparation and presentation.

This annual report does not include an attestation report of our registered public accounting firm regarding internal control over financial reporting. Management’s report was not subject to attestation by our registered public accounting firm pursuant to temporary rules of the SEC that permit us to provide only management’s report in this Annual Report.

There have been no changes in our internal control over financial reporting that occurred during our last fiscal quarter that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting.

ITEM 9B:	OTHER INFORMATION

Not Applicable.

PART III

ITEM 10:	DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Board of Directors, Executive Officers and Key Employees

Listed below are our executive officers, members of our board of directors and our key employees. Following the table is a brief description of their business experience for at least the past five years.

Name	Age	Position
Zak W. Elgamal	61	Executive Chairman, Chief Executive Officer and President
Jaime Olmo-Rivas	54	Executive Director, and Vice President of American Surgical Assistants, Inc.
Henry Y. L. Toh	52	Lead Independent Director
Dr. Charles W. Bailey, Jr.	69	Independent Director
Dr. Michael Kleinman	54	Independent Director
Bland Chamberlain	53	Key Employee and Surgical Assistant
Jose Chapa	57	Key Employee and Surgical Assistant
James A. Longaker	64	Chief Financial Officer

Each of our directors is appointed to serve for a one-year term.

Zak W. Elgamal, Executive Chairman, Chief Executive Officer, and President

Mr. Elgamal has been our President, Chief Executive Officer, and a Director since October 31, 2003. Since 1983, Mr. Elgamal has been a Certified Surgical Assistant in Houston, Texas. In such capacity, Mr. Elgamal has practiced as an assistant in general, endoscopic and advanced endoscopic surgery, orthopedic and endoscopic orthopedic surgery, spinal surgery, vascular surgery, neurosurgery, gynecology, obstetrics, laparoscopy assisted gynecological surgery, and plastic and re-constructive surgery. From 1999 to 2002, Mr. Elgamal was President and the Executive Director of American Surgical Assistants, L.L.P. He then became the President of its successor American Surgical Assistants, Inc. in Houston, Texas, which was founded to contract with hospitals for the services of surgical assistants. From 1983 to 1999, he was also been the President of C.S.A. Services, Inc. in Houston, Texas, which was the General Partner of American Surgical Assistants, L.L.P. Mr. Elgamal received his M.D. degree (M.B., B.Ch) from the Faculty of Medicine at Ain-Shams University in Cairo, Egypt in 1972. He also received his graduate training in Healthcare Management in Cairo, Egypt. He is a Vanguard member of the American College of Physician Executives, a member of the American College of Healthcare Administrators, an affiliate member of the American College of Surgeons, a member of the Advisory Council of The Joint Commission on Staffing, and a member of the sub-committee on Allied Health at Memorial Hospital Healthcare System, Southwest.

Jaime Olmo-Rivas, Director and Vice President of American Surgical Assistants, Inc

Mr. Olmo-Rivas has been a Director and is the Vice President of our wholly owned subsidiary, ASA since October 31, 2003. Mr. Olmo-Rivas is a trained cardio-vascular surgical assistant with very special capabilities in endoscopic vein harvesting and open heart surgery. In addition to performing surgical assisting duties, he is responsible for everyday management and supervision of all our surgical assistants working in the field. Mr. Olmo-Rivas graduated from medical school in the Dominican Republic in 1980. He is the past President and a member of the Board of Directors of the American Board of Surgical Assistants.

Henry Y. L. Toh, Lead Independent Director

Mr. Henry Toh has served as our Lead Independent Director since March 2007. In addition, Mr. Toh currently serves as a member of the Board of Directors of four other publicly traded companies. Since 2001, Mr. Toh has served as a director of Teletouch Communications Inc., a telecommunications service provider.

Since 1992, Mr. Toh has served as an officer and director of C2 Global Technologies Inc., a publicly held voice-over-IP company. Since December 1998, Mr. Toh has served as a director of Idna Inc., a specialized finance and entertainment company. Since February 2008, Mr. Toh has served as Vice Chairman of the Board and EVP of NuGen Holdings, Inc., formerly InovaChem, Inc., a company specializing in the research, development and manufacture of permanent magnetic electric motors. From 2004 to 2009, Mr. Toh has served as a director of Isolagen, Inc., currently renamed as Fibrocell Science Inc., an aesthetic and therapeutic development stage company. Mr. Toh has served as an officer and director of Four M International, Inc., a privately held offshore investment entity since 1992. Since 1992, Mr. Toh has been a principal of Amerique Investments International Corp., a real estate investment and management company. From 1980 through 1992, Mr. Toh was employed by KPMG Peat Marwick, where he specialized in international taxation and mergers and acquisitions. Mr. Toh is a graduate of Rice University.

Dr. Charles W. Bailey, Jr., MD, JD, Director

Dr. Bailey received his law degree from the South Texas School of Law in 1980 and received his Medical Degree from the University of Texas Medical Branch in Galveston, Texas. Dr. Bailey has been in private practice in plastic surgery since 1973. He is listed in Best Doctors in America for the Central Region and was named by Town & Country Magazine as one of the top cosmetic surgeons in the United States. From 1980 to the present, Dr. Bailey has also been a medico-legal consultant to various law firms and insurance companies, providing medical record review and evaluations. From 1972 through 1993, he held various teaching appointments with the University of Texas Medical School in Houston, South Texas College of Law, and Baylor College of Medicine. Dr. Bailey has published over 45 papers, and has held various positions, including most recently President of the Texas Medical Association in 2003 and 2004. He is a current Delegate to the American Medical Association. Dr. Bailey is also a member of the Mediation Panel for Federal District Courts, Southern District of Texas.

Dr. Michael Kleinman, MD, Director

Dr. Kleinman graduated from Rice University and attained his medical degree at the University of Texas, Albert Einstein College of Medicine in Dallas, Texas in 1983. He is a Board Certified surgeon with a private practice in Houston, Texas. He is also a Clinical Assistant Professor of Surgery at Baylor University and at the University of Texas, Physician Liaison for Memorial Care System, and a Fellow of the American College of Surgeons. Dr. Kleinman is also a member of the American Society of General Surgeons, the Society of American Gastrointestinal Laparoscopic Surgery, Houston Surgical Society, Harris County Medical Society, and the American Medical Association and a past member of Texas Medical Association, International College of Surgeons, American College of Physician Executives, and the American Board of Utilization Review Physicians. He has received the Physicians Recognition Award in 2003 and 2006, and ten citations for top doctors.

Bland Chamberlain, Key Employee and Surgical Assistant

Bland Chamberlain has been employed as one of our surgical assistants since November 2005. In addition, Mr. Chamberlain assists with billing and personnel matters on behalf of ASA, and as such, is a key employee. He has been a certified surgical assistant since 1985 and is licensed in the State of Texas. He assisted in the legislative process that resulted in the recognition and licensure of surgical assistants in the State of Texas and serves on the Surgical Assistant Advisory Committee of the Texas Medical Board. From 1996 to 2005, Mr. Chamberlain was part owner of Surgical Assistant Services, Inc.

Jose Chapa, Key Employee and Surgical Assistant

Jose Chapa has been employed as one of our surgical assistants since November 2005. In addition, Mr. Chapa coordinates scheduling at various hospitals and represents ASA in personnel matters and contract negotiations, and as such, is a key employee. He is a certified and licensed surgical assistant in the State of Texas and an affiliate member of the American College of Surgeons. From 1996 to 2005, Mr. Chapa was part owner of Surgical Assistant Services, Inc. He received his M.D. degree from the Universidad Autonoma de Cuidad Juarez in Juarez, Mexico in 1984.

James A. Longaker, Chief Financial Officer, CPA, CFE

James A. Longaker, our Chief Financial Officer, was hired in November 2007 and became our Chief Financial Officer in December 2007. Prior to joining us, Mr. Longaker worked from October 2006 to November 2007 as an independent consultant. From May 2005 to October 2006, Mr. Longaker was the Chief Financial Officer of Trulite, Inc., a research and development company. From December 2001 to May 2005, Mr. Longaker was a partner at the Forte Group, LLC, a management consulting firm that specialized in emerging businesses. From February 1999 to December 2001, Mr. Longaker worked as a consultant with Glass and Associates serving as an interim Chief Financial Officer for companies. From 1990 to 1999, Mr. Longaker had his own consulting business. Mr. Longaker received his Bachelor’s Degree from Louisiana Polytechnic Institute in 1967 and a Master’s Degree in Business Administration in 1969 from Louisiana State University. Mr. Longaker is a Certified Public Accountant and a Certified Fraud Examiner.

Compliance with Section 16(a) of the Securities Exchange Act

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who beneficially own more than ten percent (10%) of a registered class of the our equity securities (collectively “Reporting Persons”), to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Reporting Persons are required by rules of the Securities and Exchange Commission to furnish with copies of all Section 16(a) reports they file. Based solely upon a review of the copies of such forms furnished to and written representations from the Reporting Persons, we believe that during the fiscal year ended December 31, 2009, the following persons failed to file or filed late reports of changes in their beneficial ownership of our securities: Mr. Elgamal failed to file one Form 4 to report two individual transactions and four Form 4s to report one individual transaction; Mr. Olmo-Rivas failed to file one Form 4 to report two individual transactions and three Form 4s to report one individual transaction; each of Messrs. Chamberlain and Chapa failed to file three Form 4s to report one individual transaction; and each of Mr. Toh and Drs. Bailey and Kleinman failed to file three Form 4s to report one individual transaction. In addition, each of these individuals failed to file a Form 5 to report these late filings

Code of Ethics

We have adopted a Code of Ethics applicable to all directors, officers and employees, including the chief executive officer, senior financial officers and other persons performing similar functions. The Code of Ethics is a statement of business practices and principles of behavior that support our commitment to conducting business while maintaining the highest standards of business conduct and ethics. Our Code of Ethics covers topics including, but not limited to, compliance resources, conflicts of interest, compliance with laws, rules and regulations, internal reporting of violations and accountability for adherence to the Code. Any amendment of the Code of Ethics or any waiver of its provisions for a director, executive officer or senior financial officer must be approved by the Board of Directors. We will publicly disclose any such waivers or amendments pursuant to applicable SEC regulations.

Audit and Corporate Governance Committee

Our Audit and Governance Committee, which is comprised of Mr. Toh and Dr. Kleinman, assists the Board of Directors in its oversight of the quality and integrity of the accounting, auditing and reporting practices. The Audit and Governance Committee has the authority and responsibility to hire one or more independent auditors to audit our books, records and financial statements and to review our systems of accounting (including our systems of internal control), to discuss with such independent auditors the results of such audit and review, to conduct periodic independent reviews of the systems of accounting (including systems of internal control), and to make reports periodically to the Board of Directors with respect to its findings. The Board of Directors has determined that each Audit and Governance Committee member has sufficient knowledge in financial and auditing matters to serve on the Committee. The committee is also responsible for making recommendations to the Board of Directors or otherwise acting with respect to corporate governance matters, including board size and membership qualifications, new director orientation, committee structure and membership, communications with shareholders, and board and committee self-evaluations. The Audit and Governance Committee operates under a written charter adopted by our Board of Directors. The Audit and Governance Committee met eight times and acted by unanimous written consent eight times during 2009.

The members of the Audit and Governance Committee are independent, as defined by SEC rules. Our Board of Directors has determined that Mr. Toh is a “financial expert” as defined under Item 407 of SEC Regulation S-K.

ITEM 11:	EXECUTIVE COMPENSATION

Compensation of Executive Officers and Key Employees

The following table sets forth information concerning the annual and long-term compensation awarded to, earned by, or paid to our named executive officers (including our key employees) for all services rendered in all capacities to our company, or any of its subsidiaries, for the years ended December 31, 2009, 2008 and 2007.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary	Bonus	Option Awards (4)	Stock Awards (5)	Non-Equity Incentive Plan Compensation (6)	All Other Compensation	Total
Zak Elgamal Chairman & CEO(1)	2009	$593,388	$707,450	$90,868		$229,284	$132,000	$1,752,990
	2008	$408,390		$37,045		$50,109	$175,211	$670,755
	2007	$618,894		$56,600			$89,304	$764,798
Jaime Olmo-Rivas Vice President of ASA(1)	2009	$593,388	$733,550	$90,868		$229,284	$132,000	$1,779,090
	2008	$408,391		$37,045		$50,109	$175,211	$670,756
	2007	$642,487		$56,600			$70,489	$769,576
Bland Chamberlain Key Employee(2)	2009	$335,053	$134,800	$14,242	$25,000		$72,000	$581,095
	2008	$246,401			$25,000		$100,800	$372,201
	2007	$362,850			$25,000		$53,150	$441,000
Jose Chapa Key Employee(2)	2009	$333,053	$265,700	$14,242	$25,000		$72,000	$709,995
	2008	$244,516			$25,000		$96,800	$366,316
	2007	$362,458			$25,000		$52,850	$440,308
James Longaker CFO(3)	2009	$131,077	$65,500	$45,562			*	$242,139
	2008	$120,000					*	$120,000
	2007	$11,538					*	$11,538

*	Perquisites and other personal benefits provided to such named executive officer had a total value of less than $10,000.
(1)	Mr. Elgamal and Mr. Olmo-Rivas are each entitled to receive annual cash compensation of $564,400. In addition, commencing in August 2009, each officer was paid $7,500 a month for serving on the Mergers and Acquisitions Committee of our Board of Directors.
(2)	In November 2005, we entered into employment and consulting agreements with Mr. Chamberlain and Mr. Chapa, and corporations owned by each of them individually. Pursuant to these multiple agreements, Mr. Chamberlain and Mr. Chapa are each entitled to receive annual combined cash compensation of $344,000.
(3)	James A. Longaker was hired in November 2007 at an annual salary of $120,000. The salary was increased to $132,000 a year at the beginning of 2009.

(4)	In January 2007, Mr. Elgamal and Mr. Olmo-Rivas were each granted options to purchase 250,000 shares of our common stock, which options vested daily over their three year term. In December 2009, our Board of Directors extended the expiration date of these options to December 31, 2012. In January 2009, Mr. Elgamal and Mr. Olmo-Rivas were granted options to purchase 1,000,000 shares of our common stock, which options vest daily over a three year period. We amortize the fair value of these options over the term of the option. For each officer, the fair value of the options amortized in 2009, 2008 and 2007 is reflected in this table. In January 2009, Mr. Chamberlain and Mr. Chapa were each granted options to purchase 250,000 shares of our common stock, which options vest daily over a period of three years. The fair value of the options granted to each of Mr. Chamberlain and Chapa amortized in 2009 is reflected in this table. In January 2009, Mr. Longaker was also granted options to purchase 800,000 shares of our common stock, which options vest daily over a three year period. The fair value of the options granted to Mr. Longaker amortized in 2009 is reflected in this table.
(5)	In November 2005, we issued 1,428,573 shares of our common stock to Mr. Chamberlain and Mr. Chapa for future services under consulting agreements ending in November 2010. The value of these shares was determined to be $250,000 based on a recent cash offering price. We expensed $50,000 in 2009, 2008 and 2007. The unamortized balance at December 31, 2009 of $43,750 will be amortized on a straight-line basis over the remaining life of the agreements.
(6)	Pursuant to the terms of their respective employment agreements, Mr. Elgamal and Mr. Olmo-Rivas are entitled to a quarterly bonus of 2% of the increase in the net revenue for each quarter in the current year as compared to the comparable quarter in the prior year.

Outstanding Equity Awards at Fiscal Year-End

The table below shows the options to purchase our common stock held by our named executive officers as of December 31, 2009. None of our named executive officers held stock awards as of December 31, 2009.

	Number of securities underlying unexercised Options		Equity incentive plan awards: number of securities underlying unexercised unearned options	Option exercise price	Option expiration date
Name	Exercisable	Un-exercisable
Zak W. Elgamal	249,942	228	—	2.42	12/31/2012	(1)
	—	685,845	—	0.08	1/20/2012
Jaime Olmo-Rivas	249,942	228	—	2.42	12/31/2012	(1)
	—	685,845		0.08	1/20/2012
Jim Longaker	—	548,645	—	0.08	1/20/2012
Bland Chamberlain	—	171,461	—	0.08	1/20/2012
Jose Chapa	—	171,461	—	0.08	1/20/2012

(1)	These options were cancelled in January 2010.

Employment Agreements

On June 18, 2009, we entered into executive employment agreements with each of Mr. Elgamal and Mr. Olmo-Rivas effective as of January 1, 2009, pursuant to which they will continue to serve as our President and Vice-President, respectively. In addition, Mr. Elgamal and Mr. Olmo-Rivas will continue to serve as the President and Vice President/Chief Operating Officer, respectively, of ASA. The executive employment agreement are for a term of 10 years each and will automatically renew for an equal period unless either party notifies the other of its intent to terminate the agreement no less than 90 days prior to the expiration date of the then-current term. Each of Mr. Elgamal and Olmo-Rivas is entitled to receive annual compensation of $564,400, and an $11,000 monthly unaccountable expense allowance. These amounts will be subject to bi-annual increases of 5% beginning on the first anniversary of the agreement. In addition, they are each entitled to health, disability and life insurance benefits and a performance-based bonus, paid quarterly, equal to 2% of the increase in our gross revenue compared to the comparable quarter in the prior calendar year. Each executive is also entitled to receive an option to purchase a number of shares equal to 5% of any shares issued by us during the term of their respective agreements at a price equal to 25% of the average closing price of our common stock for the fived days prior to the issuance of such shares. Mr. Elgamal and Mr. Olmo-Rivas have waived their rights to these options for the year ended December 31, 2010 and for the years ended December 31, 2009, 2008, 2007, 2006 and 2005.

Lastly, the agreements also include an early termination provision that provides for a contract termination payment equal to $3,000,000 if we terminate the agreement without cause or if the agreement is terminated with a cause less than a conviction of a federal felony prior to the expiration date, as such date may be extended based on renewals.

On November 25, 2006, we entered into service/consulting agreements with corporations owned by each of Mr. Chamberlain and Mr. Chapa individually pursuant to which we pay annual consulting fees of $200,000 payable monthly. In addition, we pay a $5,000 monthly unaccountable expense allowance and a $1,000 automobile allowance to each of Mr. Chamberlain and Mr. Chapa. The consulting agreement is for an initial term of five years and will automatically renew for an equal period unless either party notifies the other of its intent to terminate the agreement no less than 60 days prior to the expiration date of the then-current term. In connection with the execution of the service/consulting agreement, we also entered into employment agreements with each of Mr. Chamberlain and Mr. Chapa pursuant to which they are employed by us as surgical assistants. These employment agreements provide for a one-year term and automatically renew unless either party elects to terminate the agreement with thirty days advance notice of the anniversary date. The compensation is $144,000 a year with health, life and disability benefits. Mr. Chamberlain and Mr. Chapa are key employees and they assist in the management of our contracts with at least five of the Houston hospitals. We now pay the amounts due to them for consulting service as part of their employment compensation. Their agreements include an option, exercisable by Mr. Chamberlain and Mr. Chapa, to purchase 5% of any shares issued by us during the term of the agreements at a discounted price equal to 25% of the closing price of our common stock on the date the stock issued by us. Mr. Chamberlain and Mr. Chapa have waived their rights to these options for the year ending December 31, 2010, and for the years ended December 31, 2009, 2008, 2007, 2006 and 2005. The agreements include an early termination provision that provides for a contract termination payment equal to $3,000,000 if we terminate the agreement without cause prior to the expiration date, as such date may be extended based on renewals. Each of Mr. Chamberlain and Chapa will be subject to a non-compete for a period of one year following the termination of their respective service to us.

Effective December 31, 2008, we entered into an employment agreement with Mr. James Longaker pursuant to which he serves as our Chief Financial Officer. The employment agreement provides for a one year term, which is automatically extended for additional one-year terms unless either party notifies the other of its intent to terminate the agreement no less than 60 days prior to the expiration of the then-current term. In December 2009, Mr. Longaker’s employment agreement was extended for one year. Mr. Longaker is entitled to receive an annual base salary of $132,000, subject to annual review by our board of directors. Mr. Longaker is also eligible to receive an annual bonus, awarded at the discretion of our board of directors, of up to 100% of his base salary. If Mr. Longaker’s employment is terminated by us without cause or by Mr. Longaker for Good Reason (as defined in the employment agreement), Mr. Longaker will be entitled to receive his base salary and continued medical coverage for a period of two months after termination. Mr. Longaker shall be subject to a non-compete and a non-solicitation of employees and customers for a period of one year following the termination of his employment.

Approval and Adoption of the Employee Stock Option Plan

On or about March 22, 2007, our Board of Directors and the holders of a majority of our shares of common stock approved the Employee Stock Option Plan (the “Plan” or “ESOP”). The Plan was effective in April 2007.

The Plan provides a total of 3,000,000 shares of our common stock to be issued to our employees, directors, independent contractors, agents or other eligible persons upon the exercise of stock options. To date we have not granted any options under the Plan. The Exercise Price shall be 100% of the fair market value per common share for all eligible participants on the grant date, provided that the exercise price for options granted to any person who directly or by attribution owns more than 10% of the total combined voting power of all classes of stock of us or any parent or subsidiary of us shall not be less than 110% of the fair market value of the shares on the date of grant. Fair market value for purposes of the Plan is deemed to be the average of the last five (5) closing sales prices of our common stock on a Primary Market or on the exchange that our common stock is then listed as quoted by Bloomberg Financial Markets. The term of the Options shall be no greater than ten years from the Grant Date.

The purpose of the Employee Stock Option Plan (i) is to provide long term incentives for employees and rewards to our employees, directors, consultants, independent contractors or agents; (ii) assist us in attracting and retaining employees, directors, independent contractors or agents with experience and/or ability on a basis competitive with industry practices; and (iii) associate the interests of such employees, directors, independent contractors or agents with those of our stockholders.

Compensation of Directors

Independent Directors are entitled to receive monetary and stock compensation for serving on our board of directors and committees of our board. Executive directors are not entitled to director fees of any type except with respect to serving on our mergers and acquisitions committee.

DIRECTORS COMPENSATION TABLE

At the board of directors meeting during March 2007, the board established the fees for independent directors as follows:

•	Annual board fee of $36,000, plus $1,000 per board or committee meeting

•	Lead independent director—$15,000 annually

•	Chair of the Audit and Corporate Governance Committee—$10,000 annually

•	Chair of the Nominating Committee—$5,000 annually

•	Chair of the Compensation Committee—$5,000 annually

•	Mergers and Acquisitions Committee members—$7,500 monthly for executive directors and $5,000 per month for independent directors

We compensate our directors for service on our board of directors, and any committees thereof on which they serve, and we reimburse them for expenses incurred for attendance at meetings of our board of directors and/or any committee of our board of directors. Mr. Toh waives the committee meeting fees due to him except with respect to the mergers and acquisitions committee.

Mr. Toh received an initial board fee of $25,000 in March 2007 when he joined the board. In addition, he was issued 25,000 shares of common stock and options to purchase 75,000 shares of common stock. Dr. Bailey and Dr. Kleinman each received options to purchase 25,000 shares of common stock when they joined the board in March 2007. All of these options had a term of three years, an exercise price equal to the fair market value of our common stock on the date of grant and vested daily over a three year period. In January 2010, these recipients received a special cash bonus and these options were cancelled as part of the consideration for the cash bonus. Each of Mr. Toh, Dr. Bailey and Dr. Kleinman received $67,500, $22,500 and $22,500, respectively in connection with the cancellations.

For 2009, the fees paid and the fair value of the stock options granted to the members of our board are set forth in the table below. We did not grant any stock awards to the members of our board of directors during 2009.

Name	Cash	Options		Total
Mr. Henry Toh Audi and Corporate Governance Chairman Lead Director	$177,088	$11,275	(1)	$188,363
Dr. Charles Bailey Nominating Committee Chairman	$90,922	$5,695	(2)	$96,617
Dr. Michael Kleinman Compensation Committee Chairman	$102,922	$5,695	(3)	$108,617

(1)	As of December 31, 2009, Mr. Toh had fully vested options to purchase 75,000 shares of our common stock and unvested options to purchase 68,584 shares of our common stock. In January 2010, the options to purchase 75,000 shares of our common stock were cancelled.
(2)	As of December 31, 2009, Dr. Bailey had fully vested options to purchase 25,000 shares of our common stock and unvested options to purchase 68,584 shares of our common stock. In January 2010, the options to purchase 25,000 shares of our common stock were cancelled.
(3)	As of December 31, 2009, Dr. Kleinman had fully vested options to purchase 25,000 shares of our common stock and unvested options to purchase 68,584 shares of our common stock. In January 2010, the options to purchase 25,000 shares of our common stock were cancelled.

ITEM 12:	SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth the number and percentage of shares of our common stock owned as of February 26, 2010 by all persons: (i) known to us who own more than 5% of the outstanding number of such shares, (ii) by each of our directors, and (iii) by all officers and directors as a group. Unless otherwise indicated, each of the stockholders has sole voting and investment power with respect to the shares beneficially owned.

Name of Beneficial Owner and Address of 5% Beneficial Owners	Amount and Nature of Beneficial Owner	Percent of Class(1)
Zak W. Elgamal(2) 10039 Bissonnet #250 Houston, Texas 77036-7852	3,289,064	27.76%
Jaime Olmo-Rivas(3) 10903 Ashland Bridge Lane Sugar Land, Texas 77478	3,295,379	27.81%
Bland E. Chamberlain, III(4) 4010 Fulford Court Katy, Texas 77450	962,623	8.18%
Jose J. Chapa, Jr.(5) 8726 Cederdale Drive Houston, Texas 77055	962,623	8.18%
Henry Y. L. Toh(6)	67,192	*
James A. Longaker(7)	337,534	2.85%
Dr. Michael Kleinman(8)	42,192	*
Dr. Charles Bailey(9)	42,192	*
All Executive Officers and Directorsas a Group (8 persons)(10)	8,998,799	74.19%

*	Less than 1%.

(1)	The percent of class is based on 11,741,320 shares of common stock issued and outstanding as of February 26, 2010.
(2)	Includes: (i) 8,572 shares owned by Mr. Elgamal’s wife; and (ii) 107,763 shares issuable upon the exercise of options exercisable within 60 days. Does not include 3,572 shares owned by each of Mr. Elgamal’s daughters.
(3)	Includes: (i) 14,288 shares owned by Mr. Olmo-Rivas’ minor children; and (ii) 107,763 shares issuable upon the exercise of options exercisable within 60 days. Does not include 1,430 shares and 22,286 shares owned by Mr. Olmo-Rivas’ father and adult children, respectively.
(4)	Includes 26,940 shares issuable upon the exercise of options exercisable within 60 days.
(5)	Includes 26,940 shares issuable upon the exercise of options exercisable within 60 days.
(6)	Includes 10,776 shares issuable upon the exercise of options exercisable within 60 days.
(7)	Includes 86,209 shares issuable upon the exercise of options exercisable within 60 days
(8)	Includes 10,776 shares issuable upon the exercise of options exercisable within 60 days.
(9)	Includes 10,776 shares issuable upon the exercise of options exercisable within 60 days.
(10)	Includes 387,943 shares issuable upon the exercise of options exercisable within 60 days.

ITEM 13:	CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE.

Mr. Bland Chamberlain loaned us $150,000 at 15% interest on June 12, 2008. The loan was renewed on September 12, 2008 with a maturity date of June 15, 2009. In March 2009, all principal and interest on the note was repaid in full.

ITEM 14:	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Audit Fees

The following table summarizes the aggregate fees billed to us by Webb & Company, P.A. for the fiscal years ended December 31, 2009 and 2008:

	2009	2008
Audit Fees(a)	$86,612	$50,768
Audit-Related Fees	$—	$—
Tax Fees	$—	$—
All Other Fees	$—	$—

TOTAL	$86,612	$50,768

(a)	Audit fees include the aggregate fees billed by our auditors for professional services rendered for the audit of our annual financial statement and reviews of the financial statements included in our quarterly reports on Form 10-Q during that fiscal year as well as and for 2009 services performed in connection with the filing of a registration statement on Form S-1 and responding to comment letters received by the SEC.

Audit and Non-Audit Services Pre-Approval Policy

In accordance with the requirements of the Sarbanes-Oxley Act and the rules and regulations promulgated thereunder, the Audit and Corporate Governance Committee has adopted an informal approval policy that it believes will result in an effective and efficient procedure to pre-approve services performed by the independent registered public accounting firm.

All proposals for services to be provided by the independent registered public accounting firm, which must include a detailed description of the services to be rendered and the amount of corresponding fees, are submitted to the Chairman of the Audit and Corporate Governance and the Chief Financial Officer. The Chief Financial

Officer authorizes services that have been pre-approved by the Audit and Corporate Governance. If there is any question as to whether a proposed service fits within a pre-approved service, the Audit and Corporate Governance Chairman is consulted for a determination. The Chief Financial Officer submits requests or applications to provide services that have not been pre-approved by the Audit and Corporate Governance, which must include an affirmation by the Chief Financial Officer and the independent registered public accounting firm that the request or application is consistent with the SEC’s rules on auditor independence, to the Audit and Corporate Governance (or its Chairman or any of its other members pursuant to delegated authority) for approval.

PART IV

ITEM 15:	EXHIBITS, FINANCIAL STATEMENT SCHEDULES

(b)	Exhibits

Exhibit No.	Description

3.1	Certificate of Incorporation, as amended(1)

3.2	By-Laws(1)

3.3	Amendment to Certificate of Incorporation

3.4	Amendment to Certificate of Incorporation

10.1	Employee stock option plan(2)

10.2	Service Agreement, as amended with Professional Surgical Assistants, Inc.(1)

10.3	Service/Consultant Agreement dated November 20, 2005 with Katy Surgical Assistants, Inc. and Bland Chamberlain, Agreement with Bland Chamberlain, Addendum to Service/Consultant Agreement dated November 17, 2006(1)

10.4	Service/Consultant Agreement dated November 20, 2005 with Regional Surgical Assistants, Inc. and Jose Chapa, Agreement with Jose Chapa, Addendum to Service/Consultant Agreement dated November 17, 2006(1)

10.5	Master Promissory Note dated July 23, 2008(1)

10.6	Executive Employment Agreement with Zak Elgamal effective as of January 1, 2009

10.7	Executive Employment Agreement with Jaime Olmo-Rivas effective as of January 1, 2009

10.8	Employment Agreement with James Longaker effective as of December 31, 2008

10.9	Form of Stock Option Agreement

10.10	Form of Amended Warrant

10.11	Form of Indemnification Agreement

14.1	Code of Ethics(3)

21.1	List of Subsidiaries

31.1	Certification of Zak W. Elgamal pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

31.2	Certification of James A. Longaker pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

32.1	Certification of Zak W. Elgamal pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

32.2	Certification of James A. Longaker pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

(1)	Incorporated by reference from our Annual Report on Form 10-K/A for the year ended December 31, 2008
(2)	Incorporated by reference to the Preliminary Schedule 14(c) filed with the SEC on March 26, 2007
(3)	Incorporated by reference from our Annual Report on Form 10-K/A for the year ended December 31, 2005

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, there unto duly authorized.

AMERICAN SURGICAL HOLDINGS, INC.

By:	/s/ ZAK W. ELGAMAL
ZAK W. ELGAMAL
Chief Executive Officer (Principal Executive Officer)

Dated: March 19, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Name	Title	Date

/s/ ZAK W. ELGAMAL Zak W. Elgamal	Director President, Chief Executive Officer (Principal Executive Officer)	March 19, 2010

/s/ JAIME OLMO-RIVAS Jaime Olmo-Rivas	Director Vice President	March 19, 2010

/s/ JAMES A. LONGAKER James A. Longaker, CPA	Chief Financial Officer (Principal Financial and Accounting Officer)	March 19, 2010

/s/ DR. CHARLES BAILEY Dr. Charles Bailey	Director	March 19, 2010

/s/ DR. MICHAEL KLEINMAN Dr. Michael Kleinman	Director	March 19, 2010

/s/ HENRY Y. L. TOH Henry Y. L. Toh	Director	March 19, 2010

AMERICAN SURGICAL HOLDINGS, INC. AND SUBSIDIARIES

(F/K/A ASAH, CORP.)

CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2009 AND 2008

D-F-1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of:

American Surgical Holdings, Inc. and Subsidiaries

We have audited the accompanying consolidated balance sheets of American Surgical Holdings, Inc. and subsidiaries as of December 31, 2009 and 2008, and the related consolidated statements of operations, changes in stockholders’ equity and cash flows for the years ended December 31, 2009, 2008 and 2007. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly in all material respects, the financial position of American Surgical Holdings, Inc. and subsidiaries as of December 31, 2009 and 2008 and the results of its consolidated operations and its cash flows for the years ended December 31, 2009, 2008 and 2007 in conformity with accounting principles generally accepted in the United States of America.

WEBB & COMPANY, P.A.

Boynton Beach, Florida

March 8, 2010

D-F-2

AMERICAN SURGICAL HOLDINGS, INC. AND SUBSIDIARIES

(formerly ASAH Corp.)

CONSOLIDATED BALANCE SHEETS

AS OF DECEMBER 31, 2009 AND 2008

	2009	2008
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$2,705,488	$431,731
Restricted cash	—	373,653
Accounts receivable, net	3,855,401	3,443,471
Advances to employees	31,453	13,100
Prepaid federal income tax	302,024	—
Prepaid expenses and other current assets	28,263	4,708

TOTAL CURRENT ASSETS	6,922,629	4,266,663
PROPERTY AND EQUIPMENT, NET	54,103	55,697
HOSPITAL CONTRACT COSTS & NON-COMPETE, NET	13,667	—

TOTAL ASSETS	$6,990,399	$4,322,360

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
Accounts payable and accrued expenses	$116,386	$186,059
Accrued/deferred income tax	94,506	31,234
Accrued salaries, bonuses and payroll taxes	1,180,957	483,615
Note payable, related party	—	150,000
Convertible notes payable, net of unamortized discount of $0 and $131,493	—	2,583,507

TOTAL CURRENT LIABILITIES	1,391,849	3,434,415
STOCKHOLDERS’ EQUITY
Preferred stock, $0.001 par value, 10,000,000 shares authorized, none issued and outstanding	—	—
Common stock, $0.001 par value, 100,000,000 shares authorized, 11,632,161 and 8,425,484 shares issued and outstanding	11,632	8,425
Additional paid-in capital	3,601,927	3,295,226
Deferred compensation	(43,750)	(93,750)
Retained earnings (Accumulated deficit)	2,028,741	(2,321,956)

TOTAL STOCKHOLDERS’ EQUITY	5,598,550	887,945

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$6,990,399	$4,322,360

See accompanying notes to consolidated financial statements.

D-F-3

AMERICAN SURGICAL HOLDINGS, INC. AND SUBSIDIARIES

(formerly ASAH Corp.)

CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007

	2009	2008	2007
Revenues
Service fees, net	$21,761,159	$10,592,216	$8,243,220
Contract fees	982,555	687,295	720,837

Total net revenues	22,743,714	11,279,511	8,964,057
Cost of revenues	8,618,515	6,977,986	6,660,552

GROSS PROFIT	14,125,199	4,301,525	2,303,505
OPERATING EXPENSES
General and administration	2,408,386	1,578,915	2,237,742
Salaries	4,576,518	2,142,565	2,656,138
Rent	95,333	97,990	80,181

TOTAL OPERATING EXPENSES	7,080,237	3,819,470	4,974,061
NET INCOME (LOSS) FROM OPERATIONS	7,044,962	482,055	(2,670,556)
Other income (expense)
Interest expense	(144,293)	(1,623,750)	(1,474,048)
Interest income	11,275	5,911	48,569

TOTAL OTHER INCOME (EXPENSE)	(133,018)	(1,617,839)	(1,425,479)

INCOME (LOSS) FROM OPERATIONS	6,911,944	(1,135,784)	(4,096,035)

(Provision for) benefit from income taxes	(2,561,247)	47,808	1,022,848
NET INCOME (LOSS)	$4,350,697	$(1,087,976)	$(3,073,187)

Net income (loss) per share basic	$0.49	$(0.13)	$(0.37)

Net income (loss) per share diluted	$0.37	$(0.13)	$(0.37)

Weighted average number of shares
Outstanding during the period—basic	8,959,651	8,425,484	8,416,100

Outstanding during the period—diluted	11,785,886	8,425,484	8,416,100

See accompanying notes to consolidated financial statements

D-F-4

AMERICAN SURGICAL HOLDINGS, INC.

(formerly ASAH Corp.)

CONSOLIDATED STATEMENT OF STOCKHOLDERS’ EQUITY

FOR THE YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007

	Preferred Stock		Common Stock		Additional Paid-in Capital	Deferred Compensation	Retained Earnings/ (Accumulated Deficit)	Total Stockholders’ Equity
	Shares	Amount	Shares	Amount
Balances, December 31, 2006	—	$—	8,300,484	$8,300	$13,143	$(193,750)	$1,839,207	$2,166,900
Shares issued for services		—	100,000	100	219,900	—	—	220,000
Shares issued to directors	—	—	25,000	25	54,975	—	—	55,000
Warrants issued	—	—	—	—	1,957,328	—	—	1,957,328
Options issued for services	—	—	—	—	46,410	—	—	46,410
Options issued to directors	—	—	—	—	37,425	—	—	37,425
Options issued to officers		—	—	—	113,200	—	—	113,200
Deferred compensation	—	—	—	—	—	50,000	—	50,000
Net (loss)	—	—	—	—	—	—	(3,073,187)	(3,073,187)

Balances, December 31, 2007	—	$—	8,425,484	$8,425	$2,942,381	$(143,750)	$(1,233,980)	$1,573,076

Deferred compensation	—	—	—	—	—	50,000	—	50,000
Options issued to officers	—	—	—	—	74,089	—	—	74,089
Options issued for services	—	—	—		20,214	—	—	20,214
Options issued to directors	—	—	—	—	13,392	—	—	13,392
Warrants issued to noteholders	—	—	—	—	245,150	—	—	245,150
Net (loss)	—	—	—	—	—	—	(1,087,976)	(1,087,976)

Balances, December 31, 2008	—	$—	8,425,484	$8,425	$3,295,226	$(93,750)	$(2,321,956)	$887,945

Common Stock issued in acquisition	—	—	100,000	100	19,900	—	—	20,000
Deferred compensation	—	—	—	—	—	50,000	—	50,000
Options issued to officers	—	—	—	—	255,781	—	—	255,781
Options issued to employees	—	—	—	—	14,242	—	—	14,242
Options issued to directors	—	—	—	—	22,664	—	—	22,664
Stock issued for options	—	—	1,209,500	1,210	95,550	—	—	96,760
Stock issued for warrants	—	—	1,897,177	1,897	34,853	—	—	36,750
Warrants issued to noteholders	—	—	—	—	(136,289)	—	—	(136,289)
Net income	—	—	—	—	—	—	4,350,697	4,350,697

Balances, December 31, 2009	—	$—	11,632,161	$11,632	$3,601,927	$(43,750)	$2,028,741	$5,598,550

See accompanying notes to consolidated financial statements.

D-F-5

AMERICAN SURGICAL HOLDINGS, INC. AND SUBSIDIARIES

(formerly ASAH Corp.)

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007

	2009	2008	2007
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	4,350,697	$(1,087,976)	$(3,073,187)
Adjustments to reconcile net income (loss) to net cash (used in) provided by operating activities:
Depreciation and amortization	78,566	40,646	37,677
Provision for uncollectible accounts	(50,000)	(50,590)	17,500
Amortization of deferred financing costs	—	322,521	390,695
Amortization of discount of convertible notes payable	(4,797)	881,131	863,632
Deferred compensation	50,000	50,000	50,000
Common stock issued for services	—	—	220,000
Common stock issued to directors	—	—	55,000
Options issued for services	14,242	20,214	46,410
Options issued to officers	255,781	74,089	113,200
Options issued to directors	22,664	13,392	37,425
Changes in operating assets and liabilities:
(Increase) Decrease in accounts receivable	(361,930)	(1,220,973)	(163,639)
(Increase) Decrease in advances to employees	(18,354)	(3,931)	(3,169)
(Increase) Decrease in prepaid expenses	(23,555)	19,954	37,240
(Increase) Decrease in FIT receivable	(302,024)	575,408	(575,408)
Increase (Decrease) in accounts payable and accrued expenses	(100,686)	(225,244)	353,022
Increase (Decrease) in accrued salaries & payroll taxes	728,355	171,666	72,633
Increase (Decrease) in deferred income taxes	—	(64,237)	(1,022,848)
Increase (Decrease) in accrued/deferred taxes	63,272	—	—

Net cash provided by (used in) operating activities	4,702,232	(483,930)	(2,543,817)

CASH FLOWS FROM INVESTING ACTIVITIES:
(Increase) Decrease in restricted cash	373,653	(373,653)	—
Purchase of hospital contracts & non-compete	(50,000)	—	—
Purchase of property and equipment	(20,638)	(6,045)	(25,846)

Net cash provided by (used in) investing activities	303,015	(379,698)	(25,846)

CASH FLOWS FROM FINANCING ACTIVITIES:
Repayment of note payable from related party	(150,000)	150,000	—
Issuance of common stock from exercise of options & warrants	133,510	—	—
Repayment of convertible notes payable	(2,715,000)	—	—
Proceeds from increase in notes payable	—	—	2,328,006

Net cash (used in) provided by financing activities	(2,731,490)	150,000	2,328,006

NET INCREASE (DECREASE) IN CASH	2,273,757	(713,628)	(241,657)
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	431,731	1,145,359	1,387,016

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$2,705,488	$431,731	$1,145,359

NON-CASH INVESTING AND FINANCING ACTIVITIES:
Cash paid for income taxes	$2,800,000	$16,427	$575,408

Cash paid for interest expense	$218,171	$547,672	$—

SUPPLEMENTAL NON-CASH DISCLOSURE Stock issued in acquisition	$20,000	$—	$—

See accompanying notes to consolidated financial statements.

D-F-6

AMERICAN SURGICAL HOLDINGS, INC. AND SUBSIDIARIES

(F/K/A ASAH, CORP.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2009, 2008 AND 2007

NOTE 1—BUSINESS AND ORGANIZATION, BASIS OF PRESENTATION

American Surgical Holdings, Inc. f/k/a ASAH Corp. and Renfrew, Inc., a Delaware corporation (the “Company”) is the parent company of American Surgical Assistants, Inc., a Texas corporation (“ASA”) and the parent company of ATS Billing Services, Inc., a Texas corporation (“ATS”). The Company was incorporated in the State of Delaware under the name Renfrew, Inc. on July 22, 2003 as a blank check company as defined under Rule 419 of the Securities Act of 1933, as amended. On August 2, 2005, the Company filed Articles of Amendment with the State of Delaware changing its’ name to ASAH Corp. and on January 9, 2007, the Company filed Articles of Amendment with the State of Delaware changing its’ name to American Surgical Holdings, Inc. (“ASHI”).

The Company completed a 1 for 1.75 common stock consolidation in January 2007 and a 1 for 2 common stock consolidation in April 2007. All share and per share amounts have been retroactively restated for the both the 1 for 1.75 and the 1 for 2 stock consolidations.

The Company, through ASA, provides professional surgical assistants to surgery centers and hospitals in Houston, San Antonio and Corpus Christi, Texas, Lawton, Oklahoma and Suffolk, Virginia.

ATS was formed in April 2006 to engage in HIPAA-compliant billing and collection services for healthcare industry professionals, mainly, but not exclusively, surgical assistants. ATS’ services include primary claim billing to insurance companies and to patients, with follow-up through to collection in 2006 and 2007. The services provided by ATS were transferred to ASA in 2008.

In June 2009, the Company incorporated six new corporation in the State of Texas, which are wholly owned subsidiaries of ASHI. The six subsidiaries are 1) Brazos SA Services, Inc.; 2) Woodbridge SA Services, Inc.; 3) Pasadena SA Services, Inc.; 4) Richmond SA Services, Inc.; 5) Sugar Land SA Services, Inc.; and 6) Fort Bend SA Services, Inc. For accounting purposes, these corporation did not have any assets, liabilities, revenue or expenses in 2009.

Basis of Presentation

The accompanying condensed consolidated financial statements have been prepared in U.S. dollars, in accordance with generally accepted accounting principles in the United States (“U.S. GAAP”) for financial reporting. All inter-company accounts and transactions have been eliminated upon consolidation. The consolidated results for 2009, 2008 and 2007 include ASA and ASHI. ATS’ operations are included from inception.

Certain balances in the financial statements as of and for the years ended December 31, 2009, 2008 and 2007 have been reclassified to conform to the current period’s presentation. These changes had no effect on the previously reported net income, total assets, liabilities or stockholders’ equity.

Revenue Recognition

The Company recognizes revenue over the period the service is performed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) No. 605, Revenue Recognition in Financial Statements. In general, ASC No. 605 requires that four basic criteria must be met before revenue can be recognized: (i) persuasive evidence of an arrangement exists, (ii) delivery has occurred or services rendered, (iii) the fee is fixed and determinable, and (iv) collectability is reasonably assured.

D-F-7

AMERICAN SURGICAL HOLDINGS, INC. AND SUBSIDIARIES

(F/K/A ASAH, CORP.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

AS OF DECEMBER 31, 2009, 2008 AND 2007

Established billing rates are not the same as actual pricing. They generally do not reflect what the Company is ultimately paid and therefore are not reported in our financial statements. The Company is typically paid amounts based on established charges per procedure with guidance from the annually updated Current Procedural Terminology (“CPT”) guidelines (a code set maintained by the American Medical Association through the CPT Editorial Panel), that designates relative value units (“R.V.U.’s”) and a suggested range of charges for each surgical procedure which is then assigned a CPT code. This fee is discounted to reflect the percentage “using a modifier” recognized by each insurance carrier for surgical assistant services, less deductible, co-pay, and contractual adjustments which are deducted from the calculated surgical assistant fee and the remainder amount is issued to us.

The Company reports revenues derived from providing licensed and/or certified surgical assistants to assist physicians in surgical procedures, and in emergency surgery (“Service Fees, net”). Additional revenues are derived from contracts with hospitals for 24/7 Surgical Assistant On-Call services (“Contract Fees”).

“Service Fees, net” includes revenues generated from services performed by surgical assistants on the date the services are performed based on established billing rates less allowances for contractual adjustments and uncollectible amounts. These contractual adjustments vary by insurance company and self-pay patients. The Company computes these contractual adjustments and collection allowances based on our historical collection experience.

Completing the paperwork for each case and preparing it for billing takes approximately ten business days. The majority of claims are then filed electronically except for those remaining insurance carriers requiring paper filing. An initial response is usually received within four weeks from electronic filing and up to six weeks from paper filing. Responses may be a payment, a denial, or a request for additional information. As a result of this claims processing cycle, the Company holds the reporting quarter open for fifteen days following the end of each quarter.

Historical collection rates are estimated using the most current prior 12 month historical payment and collection percentages. The Company generally receives 99% of our collections within 12 months from the date of service. Amounts greater than one-year past due are written off as a bad debt. The Company accounts for charge-backs as they occur and record an estimate for known charge-backs as they are received from insurance companies.

The Company also earns revenue (“Contract Fees”) derived from contracts with hospitals for providing surgical assistant twenty-four hour per day On-Call coverage. Contract Fees are invoiced monthly throughout the respective contract period as services are provided and revenue is recognized monthly as the fees are earned.

Cash and Cash Equivalents

The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents. These accounts may from time to time exceed federally insured limits. The Company has not experienced any losses on such accounts. At December 31, 2009 and 2008, the Company had approximately $2,269,511 and $225,514, respectively, in excess of FDIC insurance limits.

D-F-8

AMERICAN SURGICAL HOLDINGS, INC. AND SUBSIDIARIES

(F/K/A ASAH, CORP.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

AS OF DECEMBER 31, 2009, 2008 AND 2007

Allowance for Doubtful Accounts

The Company generally provides for an allowance against accounts receivable for an amount that could become uncollectible whereby such receivables are reduced to their estimated net realizable value. The Company estimates this allowance based on the aging of our accounts receivable, our historical collection experience and other relevant factors. There are various factors that can impact the collection trends, such as changes in the number of uninsured patients, the increased burden of co-payment to be made by patients with insurance and business practices related to collection efforts. These factors continuously change and can have an impact on collection trends and our estimation process.

The Company evaluates the collectability of its receivables at least quarterly, using various factors including the financial condition and payment history on patient accounts, an overall review of collections experience on accounts and other economic factors or events expected to affect the Company’s future collections experience.

As part of the evaluation discussed above concerning Service Fees Revenue and the appropriate Collection Percentage, the Company determined that an allowance was necessary at December 31, 2009 in the amount of $260,000 compared to a reserve of $210,000 at December 31, 2008. All of the reserves except for $20,000 for contract fees in 2008 were for charge backs.

Advertising Costs

Advertising costs are expensed as incurred and include the costs of public relations activities. These costs are included in selling, general and administrative expenses and totaled $8,884, $7,392, and $8,819 in the years ended December 31, 2009, 2008 and 2007, respectively.

Property and Equipment

Property and equipment are stated at cost, less accumulated depreciation. Expenditures for maintenance and repairs are charged to expense as incurred. Depreciation is provided using the straight-line method over the estimated useful life of three to five years.

Leasehold improvements are amortized over the initial term of the lease.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Significant estimates include revenue recognition, the allowance for doubtful accounts and share based compensation. These estimates have the potential to have a significant impact on our financial statements, either because of the significance of the financial statement item to which they relate, or because they require judgment and estimation due to the uncertainty involved in measuring, at a specific point in time, events which are continuous in nature.

D-F-9

AMERICAN SURGICAL HOLDINGS, INC. AND SUBSIDIARIES

(F/K/A ASAH, CORP.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

AS OF DECEMBER 31, 2009, 2008 AND 2007

Convertible Notes Payable

The Company issued convertible notes payable in 2007. The conversion feature of the notes became effective only if the Company commenced a Qualified Offering. The notes were paid off in March and June 2009; the conversion feature is no longer applicable.

Credit Risk

The Company’s customers are surgeons, hospitals and other healthcare facilities. The Company also has exposure related to the collectability of patient accounts from the insurance companies who act as third party payers. The Company has identified five insurance companies that comprise approximately 87% of the total paid by insurance companies. From time to time, the Company may experience difficulty in collecting amounts due from various insurance companies on a timely basis. Additionally, the insurance companies’ reimbursement rates may change from time to time and may change in such a way as to be detrimental to the Company.

Geographic Risk

Approximately 97% in 2009 and 2008 and 100% in 2007 of the Company’s customers were concentrated in the areas of Houston and Corpus Christi, Texas.

Sales Risk

No single patient accounted for over 10% of the revenues in the years ended December 31, 2009, 2008 or 2007. However, as explained above the Company does have some concentration of risk in that approximately 87% of the third party payments are derived from five insurance companies. Additionally, the Company has identified two hospitals at which the Company performed over 35% of its billable surgeries in 2009, 36% in 2008 and over 50% in 2007. Any change that affects either group could have a significant impact on the Company and its results of operations.

Income Taxes

The Company records deferred taxes in accordance with FASB ASC No.740, Accounting for Income Taxes. The statement requires recognition of deferred tax assets and liabilities for temporary differences between the tax bases of assets and liabilities and the amounts at which they are carried in the financial statements, based upon the enacted tax rates in effect for the year in which the differences are expected to reverse. A valuation allowance is established when necessary to reduce deferred tax assets to the amount expected to be realized.

Stock-Based Compensation

The Company accounts for its stock-based compensation under the provisions of FASB ASC No. 718, Accounting for Stock Based Compensation. Under FASB ASC No. 718, the Company is permitted to record expenses for stock options and other employee compensation plans based on their fair value at the date of grant. Any such compensation cost is charged to expense on a straight-line basis over the periods the options vest. If the options had cashless exercise provisions, the Company utilizes variable accounting.

Common stock, stock options and common stock warrants issued to other than employees or directors are recorded on the basis of their fair value, as required by FASB ASC No. 718, which is measured as of the date

D-F-10

AMERICAN SURGICAL HOLDINGS, INC. AND SUBSIDIARIES

(F/K/A ASAH, CORP.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

AS OF DECEMBER 31, 2009, 2008 AND 2007

required by FASB ASC No. 505, Accounting for Equity Instruments That Are Issued to Other Than Employees for Acquiring, or in Conjunction with Selling, Goods or Services. In accordance with FASB ASC No. 505, the stock options or common stock warrants are valued using the Black-Scholes model on the basis of the market price of the underlying common stock on the valuation date, which for options and warrants related to contracts that have substantial disincentives to non-performance is the date of the contract, and for all other contracts is the vesting date. Expense related to the options and warrants is recognized on a straight-line basis over the shorter of the period over which services are to be received or the vesting period. Where expense must be recognized prior to a valuation date, the expense is computed under the Black-Scholes model on the basis of the market price of the underlying common stock at the end of the period, and any subsequent changes in the market price of the underlying common stock up through the valuation date is reflected in the expense recorded in the subsequent period in which that change occurs.

Basic and Diluted Net Income/Loss Per Share

Basic and diluted net income (loss) per common share is computed based upon the weighted average common shares outstanding as defined by FASB ASC 260, Earnings Per Share. For the years ended December 31, 2009, 2008 and 2007, the Company had 3,295,000, 4,541,000 and 4,541,000 options outstanding and 727,715, 783,000 and 783,000 warrants outstanding, respectively. During 2009, 7,715 of warrants and 655,000 of options were excluded from the calculation of diluted Earnings Per Share as their effect was anti-dilutive. During 2008 and 2007, all of the options and warrants were excluded from dilutive loss per share as they were anti-dilutive.

The following table sets forth the computation of basic earnings/(loss) per share:

	For the year ended December 31, 2009	For the year ended December 31, 2008	For the year ended December 31, 2007
Net income (loss) for the year	$4,350,697	$(1,087,976)	$(3,073,187)
Weighted average number of shares outstanding	8,959,651	8,425,484	8,416,100

Basic earnings/(loss) per share	$0.49	$(0.13)	$(0.37)

The following table sets forth computation of diluted earnings/(loss) per share:

	For the year ended December 31, 2009	For the year ended December 31, 2008	For the year ended December 31, 2007
Net income (loss) for the year	$4,350,697	$(1,087,976)	$(3,073,187)
Adjusted net income (loss)	$4,350,697	$(1,087,976)	$(3,073,187)

Weighted average number of shares outstanding	8,959,651	8,425,484	8,416,100
Options as of beginning of period	2,443,364	—	—
Warrants as of beginning of period	382,871	—	—

Weighted average number of common and common equivalent shares	11,785,886	8,425,484	8,416,100

Diluted earnings(loss) per share	$0.37	$(0.13)	$(0.37)

D-F-11

AMERICAN SURGICAL HOLDINGS, INC. AND SUBSIDIARIES

(F/K/A ASAH, CORP.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

AS OF DECEMBER 31, 2009, 2008 AND 2007

Fair Value of Financial Instruments

The carrying amounts of the Company’s financial instruments including accounts receivable, accounts payable, accrued expenses and notes payable approximate their fair value due to the relatively short period to maturity for these instruments.

Business Segments

The Company operates in one segment and therefore segment information is not presented.

Restricted Cash

Funds in the escrow account are labeled as “Restricted Cash” in 2008 as the Company did not have access to the escrowed amounts under the terms of the Escrow Agreement. The Company satisfied the terms of the Escrow Agreement in June 2009 and any funds in the account were released in accordance with the agreement.

Recent Accounting Pronouncements

In June 2009, the FASB issued FASB Accounting Standards Codification No. 105, GAAP. The Codification will be the single source of authoritative U.S. generally accepted accounting principles. The Codification does not change generally accepted accounting principles, but is intended to make it easier to find and research issues. The Codification introduces a new structure that takes accounting pronouncements and organizes them by approximately 90 accounting topics. The Codification is effective for interim and fiscal years ending after September 15, 2009. We adopted the Codification on July 1, 2009. The adoption of this statement did not have a material effect on our financial statements but did change our reference to generally accepted accounting principles beginning in the third quarter of 2009.

In June 2009, the FASB issued FASB Accounting Standards Codification No. 860, Transfers and Servicing, and FASB Accounting Standards Codification No. 810, Consolidation, which change the way entities account for securitizations and special-purpose entities. The new standards eliminate existing exceptions, strengthen the standards relating to securitizations and special-purpose entities, and enhance disclosure requirements. Both of these statements are effective for fiscal years beginning after November 15, 2009. The adoption of these statements will not have a material effect on our financial statements.

NOTE 2—ACCOUNTS RECEIVABLE

Accounts receivable at December 31, 2009 and 2008 consisted of the following:

	2009	2008
Trade and other receivable	$4,115,401	$3,653,471
Less: Allowable for doubtful accounts	(260,000)	(210,000)

Accounts receivable, net	$3,855,401	$3,443,471

Bad debt expense in 2009, 2008 and 2007 was $6,850, $(50,590) and $17,500.

D-F-12

AMERICAN SURGICAL HOLDINGS, INC. AND SUBSIDIARIES

(F/K/A ASAH, CORP.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

AS OF DECEMBER 31, 2009, 2008 AND 2007

NOTE 3—PROPERTY AND EQUIPMENT

Property and equipment at December 31, 2009 and 2008 consists of the following:

	2009	2008
Office equipment	$161,006	$152,006
Office furniture	36,181	30,578
Leasehold improvements	23,649	12,010
Medical equipment	8,980	8,980
Less: Accumulated depreciation	(175,713)	(147,877)

Property and equipment, net	$54,103	$55,697

Depreciation expense for the years ended December 31, 2009, 2008 and 2007 was $22,233, $40,646 and $37,677

NOTE 4—HOSPITAL CONTRACT COSTS AND NON-COMPETE

Hospital costs and non-compete consisted of the following:

2009
Hospital contract costs	$60,000
Non-compete	10,000
Less: Amortization	(56,333)

Hospital contract costs and non-compete, net	$13,667

Amortization for the year ended December 31, 2009 was $56,333.

NOTE 5—COMMITMENTS AND CONTINGENCIES

Operating Lease

During 2001, the Company entered into a sublease agreement with a company owned by related parties for a term of seven years ending December 2008. Effective October 1, 2006, this sublease was terminated when the lease was assigned directly to the Company. This lease agreement as amended September 1, 2007 and again on October 8, 2009 which calls for monthly lease payments of $8,117 for the period September 1, 2007 through December 31, 2007. Monthly rent payments increased to $8,304 for 2008, $8,484 for 2009, $8,751 for 2010 and $8,846 for 2011 through December 31, 2014 plus a Consumer Price Index adjustment capped at 5% plus reimbursement of Common Area Maintenance expenses if they exceed a specified percentage of the costs. Rent expense for the years ended December 31, 2009, 2008 and 2007 were $95,333, $97,990 and $80,181, respectively.

D-F-13

AMERICAN SURGICAL HOLDINGS, INC. AND SUBSIDIARIES

(F/K/A ASAH, CORP.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

AS OF DECEMBER 31, 2009, 2008 AND 2007

Contractual Agreements

The Company has various compensation agreements with its’ Executive Officers and key employees. The table below summarizes the Commitments that the Company has pursuant to these agreements in future years. A more detailed discussion of the Officers and key employees compensation arrangements follows the table below and also at Note 9.

	2010	2011	2012	2013	2014	Thereafter
Executive Officers(1)	$1,594,440	$1,476,300	$1,550,115	$1,565,396	$1,643,665	$8,887,074
Senior Consultants(2)	767,022	—	—	—	—	—
Leases	105,012	106,152	106,152	106,152	106,152	—

TOTAL	$2,466,474	$1,582,452	$1,656,267	$1,671,548	$1,749,817	$8,887,074

(1)	- Mr. Elgamal, CEO, and Mr. Olmo-Rivas, executive directors of the Company, are each entitled to receive annual cash compensation of $564,400 in 2009 plus health, disability and life insurance coverage pursuant to ten year employment agreements as CEO of American Surgical Holdings and Vice President and COO of ASA, respectively. The effective date was January 1, 2009 and the expiration is December 31, 2019. The Agreement will be renewed on the day of the tenth anniversary unless either party notifies the other of its intent to terminate this agreement. Such notice is due on later than ninety days prior to the maturity date of its original term. Effective December 31, 2008, the Company entered into a new employment agreement with James A. Longaker, the Company’s CFO, which provides for a one year with an automatic renewal at the end of the calendar year. Mr. Longaker’s agreement automatically renewed on December 31, 2009.

The Company also had as part of the employment agreement a ten year service agreements with corporations owned by Mr. Elgamal and Mr. Olmo-Rivas. The agreements automatically renewed at maturity unless cancelled by either party with ninety days written notice. The corporations were to be paid a monthly expense fee of $11,000 during 2009 and a 5% increase each year thereafter. These agreements also included a quarterly bonus to each valued at 2% of the increase, quarter of the current over quarter of the previous year, of the net revenue of the Company. The employment agreements for Mr. Elgamal and for Mr. Olmo-Rivas included an early termination provision that proscribed a contract termination payment to either officer equal to $3,000,000 if the Company terminated their service agreements without cause or for a cause that is less than a conviction of a federal felony prior to the expiration date, as renewed. The original agreement was dated July 1, 2002 and the term was amended on May 1, 2006 with an expiration of ten years from May 1, 2006. The current employment agreements with Mr. Elgamal and Mr. Olmo-Rivas described above replaced these agreements in their entirety.

(2)	- In November 2005, the Company entered into service/consulting agreements with Mr. Chamberlain and Mr. Chapa, and corporations owned by them individually. Pursuant to these multiple agreements, Mr. Chamberlain and Mr. Chapa are each entitled to receive an annual combined cash compensation of $344,000 for the employment agreement and the consulting agreements plus health and disability insurance coverage. In addition, the Company pays $5,000 monthly unaccountable expense allowance and a $1,000 automobile allowance to each of Mr. Chamberlain and Mr. Chapa. Each consulting agreement includes an option to purchase 5% of any shares issued by the Company during the term of these agreements at a discount price equal to 25% of the closing price on the date the shares are issued by the Company. Mr. Chamberlain and Mr. Chapa have waived their rights to the options under the agreements for the years ended December 31, 2009 through 2006. The consulting agreements include an early termination provision that proscribe a contract termination payment to either shareholder equal to $3,000,000 if the Company terminates their service agreements without cause prior to the expiration date.

D-F-14

AMERICAN SURGICAL HOLDINGS, INC. AND SUBSIDIARIES

(F/K/A ASAH, CORP.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

AS OF DECEMBER 31, 2009, 2008 AND 2007

NOTE 6—INCOME TAXES

Income tax expense for the years ended December 31, 2009, 2008 and 2007 reflects an effective tax rate different from the statutory federal tax rate (generally, 34%). For the years ended December 31, 2009, 2008 and 2007 the Company’s effective tax rate was, 37.06%, (4.21%), and (24.97%) , respectively. The differences arise because some items that are deductible for financial statement purposes are not deductible for Federal income tax purposes. These include life insurance premiums, expenses related to unexercised options, amortization of discount, political contributions and 50% of meals and entertainment expenses.

Income tax expense (benefit) for the periods ended December 31, 2009, 2008 and 2007 is summarized as follows:

	2009	2008	2007
Current Federal tax (asset) liability	$2,466,741	$—	$(575,408)
Deferred Federal tax (asset) liability	94,506	(47,808)	(447,440)

Income tax expense (benefit)	$2,561,247	$(47,808)	$(1,022,848)

The table below presents a reconciliation between the reported income taxes and the income taxes that would be computed by applying the Company’s normal tax rate (34%) to income before taxes for the periods ended December 31:

	2009	2008	2007
Federal income tax expense (34%)	$2,350,061	$(386,166)	$(1,392,652)
Tax effects of
Nondeductible life insurance	—	—	30,600
Deferred compensation	94,506	—	—
Compensation based on unexercised options	99,513	36,616	40,202
Amortization of discount	(1,631)	299,584	293,635
Disallowed meals & entertainment	4,999	6,402	3,667
Other	13,799	(4,244)	1,700

Income tax expense (benefit)	$2,561,247	$(47,808)	$(1,022,848)

Effective Rate	37.06%	(4.21%)	(24.97%)

The tax effects of temporary differences that give rise to significant portions of deferred tax assets and liabilities at December 31, 2009, 2008 and 2007 are as follows:

	2009	2008	2007
Deferred tax assets
Net operating loss carry forward	$—	$(172,910)	$(334,850)
Deferred tax liabilities
Section 481(a) adjustment	—	204,144	408,288
Other deferred liabilities	94,506	—	22,033

Net deferred tax liabilities	$94,506	$31,234	$95,471

Gross remaining net operating loss carry forward	$—	$(508,560)	$(984,854)

Gross remaining section 481(a) adjustment	$—	$600,424	$1,200,848

D-F-15

AMERICAN SURGICAL HOLDINGS, INC. AND SUBSIDIARIES

(F/K/A ASAH, CORP.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

AS OF DECEMBER 31, 2009, 2008 AND 2007

For the year 2007, the Company’s reported a net operating loss (NOL) of $2,338,753, of which $1,353,899 was carried back to 2006 and the Company received refunds of prior tax payments in the amount of $575,408. After applying $551,541 of the NOL to 2008, the remaining NOL of $433,313 was available for carry forward to reduce future tax liabilities of the Company. The Company changed from the cash method to the accrual method in reporting taxable income in 2007. The Section 481 (a) adjustment, which is the difference between cash and accrual methods of accounting, is spread over a three year period. The final adjustment of $600,424 will be offset by the remaining NOL of $433,313, which will result in taxable income as of January 1, 2009 of $167,111. The Company in 2009 overpaid its tax and this is shown as prepaid $302,024 on the 2009 balance sheet under assets. The Company also has deferred tax due to temporary differences in accrued vacation in the amount of $94,506 which is under the liability section of the 2009 balance sheet.

NOTE 7—CONVERTIBLE NOTES PAYABLE

In May 2007, the Company began offering for sale, at a price of $100,000 per Unit, a limited number of Units pursuant to a private placement memorandum. Each Unit consisted of (i) a one year 15% interest bearing unsecured promissory note (“Note”) in the principal amount of $100,000 and (ii) a warrant to purchase 100,000 shares of the Company’s common stock at an exercise price of $2.00 per share (the Warrants”).

Dawson James Securities, Inc. (“Dawson”) was hired as the exclusive placement agent for the offering. For its services Dawson earned a cash commission equal to 10% and a non-accountable expense allowance equal to 3% of the gross proceeds of each Unit sold. In addition, for each Unit sold Dawson earned warrants to purchase 20,000 shares of the Company’s common stock at an exercise price of $2.00 per share.

The offering had a minimum offering size of 12 Units and a maximum size of 35 Units. On June 7, 2007 the minimum was achieved with the sale and acceptance of 12.30 Units. The net proceeds of $1,070,100 were forwarded to the Company at that time and the balance of the proceeds, $159,900, was paid to Dawson. The Company executed Notes in the principal amount of $1,230,000 and issued warrants to purchase 1,230,000 shares of common stock to the note holders. The value of these warrants was determined by management to be $734,583. The value of the warrants was recorded as a discount on the Notes and is being charged to interest expense and accreted to the balance of the Notes over the life of the Notes. As at December 31, 2008 and 2007 $416,599 and $317,984 were charged to interest expense and $0 and $416,599 remain unamortized, respectively.

Upon completion of this first round of the offering the Company issued warrants to Dawson to purchase 246,000 shares of common stock. The value of these warrants was determined by management to be $146,917. The value of the warrants and the cash commission paid to Dawson was recorded as deferred financing costs was amortized to interest expense over the life of the Notes.

On July 2, 2007 the second and final round of the offering was completed with the acceptance of an additional 14.85 Units. The net proceeds of $1,291,950 were forwarded to the Company at that time and the balance of the proceeds, $193,050, was paid to Dawson. The Company executed Notes in the principal amount of $1,485,000 and issued warrants to purchase 1,485,000 shares of common stock to the note holders. The value of these warrants was determined by management to be $896,523. The value of the warrants was recorded as a discount on the Notes and was charged to interest expense and accreted to the balance of the Notes over the life of the Notes.

D-F-16

AMERICAN SURGICAL HOLDINGS, INC. AND SUBSIDIARIES

(F/K/A ASAH, CORP.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

AS OF DECEMBER 31, 2009, 2008 AND 2007

Upon completion of the second round of the offering the Company issued warrants to Dawson to purchase 297,000 shares of common stock. The value of these warrants was determined by management to be $179,305. The value of the warrants and the cash commission paid to Dawson was recorded as deferred financing costs and was amortized to interest expense over the life of the Notes.

In July 2008, the original notes were renegotiated with half due in March of 2009 and the other half would be automatically extended to December 2009. One half was paid in March 2009 with the other half due December 2009. The warrants were re-priced with one half re-priced at 10 cents per warrant and one half repriced at 75 cents per warrant (the half re-priced at 75 cents per warrant would have been re-priced to 20 cents per warrant if the company did not pay half the notes by March 31, 2009).

The interest rate was 15% on the original notes and the renegotiated notes. The maturity date of the original notes was June 30, 2007 and the renegotiated notes were March 31, 2009 with an automatic extension to December 31, 2009 if certain conditions were met.

The Company incurred deferred financing costs of $34,044 associated with the offering in the form of legal and blue sky fees.

The Notes are convertible into the Company’s common stock if the Company commences a Qualified Offering prior to the maturity date of the Notes. The Company did not commence a Qualified Offering prior to paying off the note. In addition, if the Company fails to register the shares underlying the warrants upon notice by the holders of more that 50% of the warrants within three weeks with the Securities and Exchange Commission, the warrant holders can require the Company to tender the warrants to the Company for a sum equal to the number of warrants outstanding multiplied by the current market value less the exercise price of the warrants. November 2009 the Company did receive a request to proceed with registering the warrants. The warrants were registered and were effective within ninety days. The warrants expire at various dates through July 2012. As of December 31, 2009, the note holders as of December 31, 2009 had converted 2,530,285 warrants. This leaves a balance of 727,715 warrants outstanding.

The net proceeds from the offering were used for general corporate and working capital needs.

The Note holders received new warrants in exchange for old warrants for the extension of the debt. The value of the new warrants issued with the debt is recorded as a discount and amortized to interest expense. ASC 605 states from the point of view of the issuer, the sales of a debt security with warrants results in a lower cash interest cost than otherwise be possible or permits financing not otherwise practicable.

The incremental value of 50% of the warrants using the $0.10 exercise price is expensed over the period from the modification date (July 23, 2008) to December 31, 2009. The incremental value of the remaining 50% of the warrants using the $0.75 exercise price is expensed over the modification date (July 23, 2008) to March 31, 2009 The interpretation is from paragraph FASB ASC No. 505. The standard states a modification of the terms or conditions of an equity award shall be treated as an exchange of the original award for a new award. In substance, the entity repurchases the original instrument by issuing a new instrument of equal or greater value, incurring additional compensation cost for any incremental value.

D-F-17

AMERICAN SURGICAL HOLDINGS, INC. AND SUBSIDIARIES

(F/K/A ASAH, CORP.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

AS OF DECEMBER 31, 2009, 2008 AND 2007

NOTE 8—NOTES PAYABLE

A note due to a related party of $150,000 was signed on June 12, 2008 and extended on September 12, 2008 to a new maturity date of June 15, 2009. The note incurs interest at a rate of 15% annually. During 2008, $12,452 was charged to interest expense and $12,452 of accrued interest is included in accrued expenses. The note and any interest due were paid in full in March 2009.

NOTE 9—RELATED PARTY TRANSACTIONS

Mr. Olmo-Rivas’s sister is employed by the Company; she works in the billing department.

In June 2008, Mr. Chamberlain loaned the Company $150,000 (see Note 8). The note was paid off in March 2009.

The Company has compensation arrangements in place with four of its significant shareholders for services rendered to the Company directly by them or by entities controlled by them (see Note 5).

Mr. Elgamal and Mr. Olmo-Rivas, executive officers of the Company, pursuant to a ten year employment agreement effective January 1, 2009 are each entitled to receive annual cash compensation of $564,400 with a bi-annual increase of 5% plus health, life and disability insurance coverage and a quarterly bonus of 2% of the increase, year over year, of the net revenue of the company (see Note 6).

The Company also had as part of the employment agreement a ten year service agreements with corporations owned by Mr. Elgamal and Mr. Olmo-Rivas. The agreements automatically renewed at maturity unless cancelled by either party with ninety days written notice. The corporations were to be paid a monthly expense fee of $11,000 during 2009 and a 5% increase each year thereafter. These agreements also included a quarterly bonus to each valued at 2% of the increase, quarter of the current over quarter of the previous year, of the net revenue of the Company. The employment agreements for Mr. Elgamal and for Mr. Olmo-Rivas included an early termination provision that proscribed a contract termination payment to either officer equal to $3,000,000 if the Company terminated their service agreements without cause or for a cause that is less than a conviction of a federal felony prior to the expiration date, as renewed. The original agreement was dated July 1, 2002 and the term was amended on May 1, 2006 with an expiration of ten years from May 1, 2006. The current employment agreements with Mr. Elgamal and Mr. Olmo-Rivas described above replaced these agreements in their entirety.

In November 2005, the Company entered into service/consulting agreements with Mr. Chamberlain and Mr. Chapa, and corporations owned by them individually. Pursuant to these multiple agreements, Mr. Chamberlain and Mr. Chapa are each entitled to receive an annual combined cash compensation of $344,000 for the employment agreement and the consulting agreements plus health and disability insurance coverage. In addition, the Company pays $5,000 monthly unaccountable expense allowance and a $1,000 automobile allowance to each of Mr. Chamberlain and Mr. Chapa. Each consulting agreement includes an option to purchase 5% of any shares issued by the Company during the term of these agreements at a discount price equal to 25% of the closing price on the date the shares are issued by the Company. Mr. Chamberlain and Mr. Chapa have waived their rights to the options under the agreements for the years ended December 31, 2009 through 2006. The consulting agreements include an early termination provision that proscribe a contract termination payment to either shareholder equal to $3,000,000 if the Company terminates their service agreements without cause prior to the expiration date.

D-F-18

AMERICAN SURGICAL HOLDINGS, INC. AND SUBSIDIARIES

(F/K/A ASAH, CORP.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

AS OF DECEMBER 31, 2009, 2008 AND 2007

NOTE 10—EQUITY

Stock Issued for Services

In January 2007, the Company issued 100,000 shares of common stock for consulting and strategic business planning services, with a fair value of $220,000.

Deferred Compensation

In November 2005, the Company issued 1,428,573 shares of common stock to Mr. Chamberlain and Mr. Chapa for future services under consulting agreements ending in November 2010. The value of these shares was determined to be $250,000 based on a recent cash offering price. The Company expensed $50,000 in each of 2009, 2008 and 2007. The unamortized balance at December 31, 2009 of $43,750 will be amortized in 2010. The agreement expires in November 2010.

Stock Issued to Directors

In March 2007, the Company issued 25,000 shares of common stock to the lead independent director as part of his initial board fees, with a fair value of $55,000.

Options Issued to Directors/Officers

In January 2007, Mr. Elgamal and Mr. Olmo-Rivas were each granted options to purchase 250,000 shares of common stock. The options vest quarterly on a ratable basis over three years. The Company also granted 75,000 options to the lead independent director and 25,000 options to each of the other two independent directors in March 2007. The Board of directors in December 2009 extended the life of the options issued to Mr. Elgamal and Mr. Olmo-Rivas one year.

In January 2009, the Board of Directors on the recommendation of the Compensation Committee granted options to purchase 3,850,000 shares of the Company’s common stock, of which options to purchase 2,800,000 shares of the Company’s common stock were granted to the three officers. Mr. Elgamal, CEO, Mr. Olmo, COO and Mr. Longaker, CFO were granted options to purchase 1,000,000 shares, 1,000,000 shares and 800,000 shares, respectively. The two key employees that own over 5% of the Company’s outstanding common stock were each granted options to purchase 250,000 shares of the Company’s common stock. Each of the three independent members of the Board of Directors was give options to purchase 100,000 shares of the Company’s common stock and the remaining options to purchase 250,000 shares of the Company’s common stock were granted to a long time employee.

Stock Options and Warrants

The fair market value of the stock options and warrants at the date of grant was estimated using the Black-Scholes option-pricing model with the following assumptions:

	2009	2008	2007
Expected Life	1 to 3 years	1 year	1 to 5 years
Interest Rate	4.14%	3.31%	4.79%
Dividend Yield	$0	$0	$0
Volatility	259%	175%	61%
Forfeiture Rate	0	0	0

D-F-19

AMERICAN SURGICAL HOLDINGS, INC. AND SUBSIDIARIES

(F/K/A ASAH, CORP.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

AS OF DECEMBER 31, 2009, 2008 AND 2007

Expected life represents the period of time that options are expected to be outstanding and is based on the Company’s historical experience or the simplified method, as permitted by FASB ASC No. 718 where appropriate. The risk-free interest rate is based on U.S. Treasury interest rates at the time of the grant whose term is consistent with the expected life of the stock options.

Expected dividend yield was considered to be $0 in the option pricing formula since the Company does not pay dividends and has no current plans to do so in the future. Expected volatility is based on the Company’s historical experience. The forfeiture rate was considered to be none insofar as the historical experience of the Company is very limited. As required by ASC No. 718, the Company will adjust the estimated forfeiture rate based upon actual experience.

The Company recognized an expense of $292,687 for stock options and a net adjustment of $(99,539) for warrants and $107,695 and $245,150 for stock options and warrants earned during the twelve months ended December 31, 2009 and 2008, respectively.

The following tables summarize all stock option grants as of December 31, 2009 and 2008, and the related changes during these periods are presented below.

	Number of Options	Weighted Average Exercise Price
Balance at December 31, 2007	783,000	2.33
Granted	—	—
Exercised	—	—
Forfeited	—	—

Balance at December 31, 2008	783,000	2.33
Granted	3,850,000	0.08
Exercised	1,209,500	0.08
Forfeited	128,000	2.00

Balance at December 30, 2009	3,295,500	0.54

Options exercisable on December 31, 2009	648,927	2.40

Weighted average fair value of options granted during 2009		0.08

Of the total options granted, 648,927 are fully vested, exercisable and non-forfeitable.

2009 Options Outstanding				Options Exercisable
Range of Exercise Price	Number Outstanding at December 31 2009	Weighted Average Remaining Contractual Life	Weighted Average Exercise Price	Number Exercisable at December 31, 2009	Weighted Average Exercise Price
$0.08	2,640,500	2.06	$0.08	—	—
$2.00 – 2.20	125,000	0.26	$2.13	119,384	$2.12
$2.21 – 3.10	530,000	0.12	$2.46	529,543	$2.46

D-F-20

AMERICAN SURGICAL HOLDINGS, INC. AND SUBSIDIARIES

(F/K/A ASAH, CORP.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

AS OF DECEMBER 31, 2009, 2008 AND 2007

2008 Options Outstanding				Options Exercisable
Range of Exercise Price	Number Outstanding at December 31 2009	Weighted Average Remaining Contractual Life	Weighted Average Exercise Price	Number Exercisable at December 31, 2009	Weighted Average Exercise Price
$2.00 – 2.20	253,000	2.31	$2.06	221,750	$2.04
$2.21 – 3.10	530,000	1.12	$2.46	363,333	$2.48

The following tables summarize all stock warrants granted as of December 31, 2009 and 2009, and the related changes during these periods are presented below

	Number of Warrants	Weighted Average Exercise Price
Balance at December 31, 2007	3,258,000	$2.00
Granted	—	—
Exercised	—	—
Forfeited	—	—
Repriced	(2,715,000)	(2.00)
Repriced	2,715,000	0.43

Balance at December 31, 2008	3,258,000	0.53
Granted	—	—
Exercised	(2,530,285)	0.74
Forfeited	—	—

Balance at December 30, 2009	727,715	$0.44

Warrants exercisable on December 31, 2009	727,715	$0.44

Weighted average fair value of Warrants granted during 2009		$—

Of the total warrants granted, 727,715 are fully vested, exercisable and non-forfeitable.

The following tables summarize information about stock warrants for the Company at December 31, 2009 and 2008

2009 Warrants Outstanding				Warrants Exercisable
Range of Exercise Price	Number Outstanding at December 31, 2009	Weighted Average Remaining Contractual Life	Weighted Average Exercise Price	Number Exercisable at December 31, 2009	Weighted Average Exercise Price
$0.10 – 0.75	720,000	0.56	$0.43	720,000	$0.43
$2.00	7,715	0.56	$2.00	7,715	$2.00

D-F-21

AMERICAN SURGICAL HOLDINGS, INC. AND SUBSIDIARIES

(F/K/A ASAH, CORP.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

AS OF DECEMBER 31, 2009, 2008 AND 2007

2009 Warrants Outstanding				Warrants Exercisable
Range of Exercise Price	Number Outstanding at December 31, 2009	Weighted Average Remaining Contractual Life	Weighted Average Exercise Price	Number Exercisable at December 31, 2009	Weighted Average Exercise Price
$0.10 – 0.75	2,715,000	1.56	$0.43	2,715,000	$0.43
$2.00	543,000	2.46	$2.00	543,000	$2.00

NOTE 11—SUBSEQUENT EVENTS

On January 11, 2010, the independent members of the Board of Directors upon the recommendation of the Compensation Committee approved bonuses of $250,000 payable on January 15, 2010.

On January 21, 2010, the independent members of the Board of Directors upon the recommendation of the Compensation Committee approved the cancellation of options to purchase 625,000 shares of the Company’s common stock and awarded of bonuses of $562,500.

In January 2010, certain Note holders exercised warrants to purchase 509,159 shares of common stock on a cashless exercise basis resulting in the issuance of 213,957 shares of common stock.

D-F-22

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 10-Q

(Mark One)

☒	Quarterly Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

For the quarterly period ended September 30, 2010

or

☐	Transition Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

For the transition period from             to            .

Commission file number 000-50354

AMERICAN SURGICAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	98-0403551
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

10039 Bissonnet, Suite #250 Houston, Texas	77036-7852
(Address of principal executive offices)	(Zip Code)

(713) 779-9800

(Registrants telephone number, including area code)

Indicate by check mark whether the issuer (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the issuer was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.    Yes  ☒    No  ☐

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files).    Yes  ☐    No  ☒

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer or a smaller reporting company filer. See definition of “large accelerated filer,” “accelerated filer” and “small reporting company” in Rule 12b-2 of the Exchange Act (Check one):

Large Accelerated Filer	☐	Accelerated Filer	☐

Non-Accelerated Filer	☐	Smaller Reporting Company	☒

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act.)    Yes  ☐    No  ☒

State the number of shares outstanding of each of the issuer’s classes of common equity, as of November 19, 2010: 12,821,928 shares of common stock.

PART I.—FINANCIAL INFORMATION

ITEM 1.	FINANCIAL STATEMENTS

AMERICAN SURGICAL HOLDINGS, INC. AND SUBSIDIARIES

(F/K/A ASAH Corp.)

CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

AS OF SEPTEMBER 30, 2010

(UNAUDITED)

CONTENTS

PAGE
CONDENSED CONSOLIDATED BALANCE SHEETS AS OF SEPTEMBER 30, 2010 (UNAUDITED) AND DECEMBER 31, 2009	E-F-1

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2010 AND 2009 (UNAUDITED)	E-F-2

CONDENSED CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2010 (UNAUDITED)	E-F-3

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2010 AND 2009 (UNAUDITED)	E-F-4

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)	E-F-5

E-ii

AMERICAN SURGICAL HOLDINGS, INC. AND SUBSIDIARIES

(formerly ASAH Corp.)

CONDENSED CONSOLIDATED BALANCE SHEETS

AS OF SEPTEMBER 30, 2010 AND DECEMBER 31, 2009

	September 30, 2010	December 31, 2009
	(unaudited)
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$3,983,931	$2,705,488
Accounts receivable, net	3,595,500	3,855,401
Advances to employees	29,440	31,453
Prepaid federal income tax	—	302,024
Prepaid expenses and other current assets	192,185	28,263

TOTAL CURRENT ASSETS	7,801,056	6,922,629
PROPERTY AND EQUIPMENT, NET	42,966	54,103
HOSPITAL CONTRACT COSTS & NON-COMPETE, NET	—	13,667

TOTAL ASSETS	$7,844,022	$6,990,399

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
Accounts payable and accrued expenses	$248,574	$116,386
Accrued/deferred income tax	261,198	94,506
Accrued salaries, bonuses and payroll taxes	1,120,391	1,180,957

TOTAL CURRENT LIABILITIES	1,630,163	1,391,849

STOCKHOLDERS’ EQUITY
Preferred stock, $0.001 par value, 10,000,000 shares authorized, none issued and outstanding	—	—
Common stock, $0.001 par value, 100,000,000 shares authorized, 12,808,866 and 11,632,161 shares issued and outstanding, respectively	12,809	11,632
Additional paid-in capital	3,228,142	3,601,927
Deferred compensation	(6,250)	(43,750)
Retained earnings	2,979,158	2,028,741

TOTAL STOCKHOLDERS’ EQUITY	6,213,859	5,598,550

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$7,844,022	$6,990,399

See accompanying notes to condensed consolidated financial statements.

E-F-1

AMERICAN SURGICAL HOLDINGS, INC. AND SUBSIDIARIES

(formerly ASAH Corp.)

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30,

(UNAUDITED)

	Three months ended		Nine months ended
	2010	2009	2010	2009
Revenues
Service fees, net	$6,566,038	$6,501,234	$17,793,718	$16,008,716
Contract fees	300,602	223,524	918,190	694,134

Total net revenues	6,866,640	6,724,758	18,711,908	16,702,850
Cost of revenues	2,923,009	2,198,857	7,810,583	6,115,198

GROSS PROFIT	3,943,631	4,525,901	10,901,325	10,587,652
OPERATING EXPENSES
General and administration	417,068	257,893	1,001,039	807,780
Legal and professional fees	282,711	38,526	1,088,499	159,805
Director fees	300,308	62,390	781,668	190,206
Salaries	1,181,269	1,131,495	4,982,637	3,524,609
Rent	27,153	23,699	81,459	68,981

TOTAL OPERATING EXPENSES	2, 208,509	1,514,003	7,935,302	4,751,381
NET INCOME FROM OPERATIONS	1,735,122	3,011,898	2,966,023	5,836,271
Other income (expense)
Interest expense	—	—	—	(280,583)
Interest income	3,601	3,306	9,099	5,357

OTHER INCOME (EXPENSE)	3,601	3,306	9,099	(275,226)

INCOME FROM OPERATIONS	1,738,723	3,015,204	2,975,122	5,561,045

Provision for income taxes	(619,571)	(1,052,734)	(1,008,715)	(2,014,280)

NET INCOME	$1,119,152	$1,962,470	$1,966,407	$3,546,765

Net income per share—basic	$0.09	$0.23	$0.16	$0.42

Net income per share—diluted	$0.08	$0.17	$0.14	$0.41

Weighted average number of shares outstanding during the period—basic	12,698,684	8,537, 261	12,177,880	8,507,841

Weighted average number of shares outstanding during the period—diluted	14,503,932	11,275,979	14,079,000	8,938,964

See accompanying notes to condensed consolidated financial statements

E-F-2

AMERICAN SURGICAL HOLDINGS, INC.

(formerly ASAH Corp.)

CONDENSED CONSOLIDATED STATEMENT OF STOCKHOLDERS’ EQUITY

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2010

(UNAUDITED)

					Additional Paid-in Capital			Total Stockholders’ Equity
	Preferred Stock		Common Stock			Deferred Compensation	Retained Earnings
	Shares	Amount	Shares	Amount
Balances, December 31, 2009	—	$—	11,632,161	$11,632	$3,601,927	$(43,750)	$2,028,741	$5,598,550
Deferred compensation	—	—	—	—	—	37,500	—	37,500
Options issued to officers	—	—	—	—	71,982	—	—	71,982
Options issued to employees	—	—	—	—	5,142	—	—	5,142
Options issued to directors	—	—	—	—	6,918	—	—	6,918
Stock issued upon exercise of options			854,388	854	67,496	—	—	68,350
Stock issued upon exercise of warrants	—	—	322,317	323	37,177	—	—	37,500
Cancellation and repurchase of options	—	—	—	—	(562,500)	—	—	(562,500)
Cash dividends ($0.08 per share)							(1,015,990)	(1,015,990)
Net income	—	—	—	—	—	—	1,966,407	1,966,407

Balances, September 30, 2010	—	$—	12,808,866	$12,809	$3,228,142	$(6,250)	$2,979,158	$6,213,859

See accompanying notes to condensed consolidated financial statements.

E-F-3

AMERICAN SURGICAL HOLDINGS, INC. AND SUBSIDIARIES

(formerly ASAH Corp.)

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2010 AND 2009

(UNAUDITED)

	September 30, 2010	September 30, 2009
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$1,966,407	$3,546,765
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	32,927	61,054
Provision for uncollectible accounts	—	(19,000)
Amortization of discount of convertible notes payable	—	131,493
Deferred compensation	37,500	37,500
Options issued for services	5,142	10,471
Options issued to officers	71,982	162,880
Options issued to directors	6,918	17,024
Changes in operating assets and liabilities:
(Increase) Decrease in accounts receivable, net	259,901	(47,758)
(Increase) Decrease in advances to employees	2,013	(22,315)
(Increase) Decrease in prepaid expenses	(163,922)	(25,703)
(Increase) Decrease in FIT receivable	302,024	—
Increase (Decrease) in accounts payable and accrued expenses	132,188	(57,568)
Increase (Decrease) in accrued salaries	(60,566)	737,741
Increase (Decrease) in accrued taxes	166,692	214,280

Net cash provided by operating activities	2,759,206	4,746,863

CASH FLOWS FROM INVESTING ACTIVITIES:
(Increase) Decrease in restricted cash	—	373,653
Purchase of hospital contracts & non-compete	—	(50,000)
Purchase of property and equipment	(8,123)	—

Net cash (used in) provided by investing activities	(8,123)	323,653

CASH FLOWS FROM FINANCING ACTIVITIES:
Repurchase of options	(562,500)	—
Repayment of note payable from related party	—	(150,000)
Issuance of common stock upon exercise of warrants and options	105,850	90,633
Repayment of convertible notes payable	—	(2,715,000)
Cash dividends ($0.08 per share)	(1,015,990)	—

Net cash used in financing activities	(1,472,640)	(2,774,367)

NET INCREASE IN CASH	1,278,443	2,296,149
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	2,705,488	431,731

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$3,983,931	$2,727,880

NON-CASH INVESTING AND FINANCING ACTIVITIES:
Cash paid for income taxes	$540,000	$1,800,000

Cash paid for interest expense	—	$226,053

SUPPLEMENTAL NON-CASH DISCLOSURE
Stock issued in acquisition	—	$20,000

See accompanying notes to condensed consolidated financial statements.

E-F-4

NOTE 1—BASIS OF PRESENTATION

The accompanying consolidated condensed unaudited financial statements are presented in accordance with generally accepted accounting principles (“GAAP”) for interim financial information and the instructions to Form 10-Q under the rules and regulations of the Securities and Exchange Commission (the “SEC”). Accordingly, they do not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of management, all adjustments (consisting only of normal occurring accruals) considered necessary in order to make the financial statements not misleading have been included. The financial statements are presented on the accrual basis. Intercompany transactions and balances have been eliminated.

These financial statements should be read in conjunction with the Company’s audited financial statements and the accompanying notes included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, filed with the SEC. The results of operations for the three and nine months ended September 30, 2010 are not necessarily indicative of the results to be expected for any subsequent quarter or for the entire fiscal year.

Organization

Through our wholly owned subsidiary, American Surgical Assistants, Inc. (“ASA”), we provide professional surgical assistant services to patients, surgeons, and healthcare institutions. Our high quality services result in cost savings for patients, insurance carriers, hospitals, surgeons, and healthcare institutions without compromising the quality of patient care. We are certified by The Joint Commission (formerly Joint Commission on Accreditation of Healthcare Organizations (JCAHO)).

Surgical assistants are highly skilled, fully trained professionals credentialed through an extensive process similar to that utilized to evaluate physicians. These assistants are an integral part of the surgical team and they provide their services to surgeons and their patients. These services include, but are not limited to: identifying anatomical landmarks, securing blood vessels, recognizing pathological situations and providing and securing adequate, safe and proper assistance in exposure of the operative field, closing the surgical wound, and applying casts and dressings. They also perform other duties within the scope of their professional license as instructed or delegated by the operating surgeon. ASA surgical assistants are trained in general surgery, obstetrics and gynecology, orthopedic surgery, plastic surgery, urology, cardiovascular surgery, neurosurgery and other surgical disciplines. ASA’s recruiting strategies are designed to attract and retain surgical assistant professionals from both domestic and international sources.

We market our services to hospitals, surgeons and healthcare facilities. Presently, we provide service in Texas, Oklahoma, Virginia, Tennessee and Georgia. We plan to extend our services to other healthcare facilities in other states.

Our business model is designed to accommodate various modalities to suit our licensed and/or certified professionals to work either as full-time salaried employees, hourly employees or independent contractors. Currently, we have a total of 108 surgical assistants, of which 91 are full or part time employees and 17 are independent contractors. We also have 30 full-time administrative and billing employees.

Cash and cash equivalents

The Company considers all highly liquid investments with an original maturity at acquisition of three months or less to be cash equivalents. These accounts may from time to time exceed federally insured limits. The Company has not experienced any losses on such accounts. At September 30, 2010 and December 31, 2009, the Company had approximately $3,666,549 and $2,269,511, respectively, in excess of FDIC insurance limits.

E-F-5

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Significant estimates include revenue recognition, the allowance for doubtful accounts and share-based compensation. These estimates have the potential to have a significant impact on our financial statements, either because of the significance of the financial statement item to which they relate, or because they require judgment and estimation due to the uncertainty involved in measuring, at a specific point in time, events which are continuous in nature.

Income Taxes

The Company records deferred taxes in accordance with the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) No. 740, Accounting for Income Taxes. The statement requires recognition of deferred tax assets and liabilities for temporary differences between the tax basis of assets and liabilities and the amounts at which they are carried in the financial statements, based upon the enacted tax rates in effect for the year in which the differences are expected to reverse. A valuation allowance is established when necessary to reduce deferred tax assets to the amount expected to be realized.

Stock-Based Compensation

The Company accounts for its stock-based compensation under the provisions of FASB ASC No. 718, Accounting for Stock-Based Compensation. Under FASB ASC No. 718, the Company is permitted to record expenses for stock options and other employee compensation plans based on their fair value at the date of grant. Any such compensation cost is charged to expense on a straight-line basis over the periods the options vest. If the options have cashless exercise provisions, the Company utilizes variable accounting.

Common stock, stock options and common stock warrants issued to other than employees or directors are recorded on the basis of their fair value, as required by FASB ASC No. 718, which is measured as of the date required by FASB ASC No. 505, Accounting for Equity Instruments That Are Issued to Other Than Employees for Acquiring, or in Conjunction with Selling, Goods or Services. In accordance with FASB ASC No. 505, the stock options or common stock warrants are valued using the Black-Scholes model on the basis of the market price of the underlying common stock on the valuation date, which for options and warrants related to contracts that have substantial disincentives to non-performance is the date of the contract, and for all other contracts is the vesting date. Expense related to the options and warrants is recognized on a straight-line basis over the shorter of the period over which services are to be received or the vesting period. Where expense must be recognized prior to a valuation date, the expense is computed under the Black-Scholes model on the basis of the market price of the underlying common stock at the end of the period, and any subsequent changes in the market price of the underlying common stock up through the valuation date is reflected in the expense recorded in the subsequent period in which that change occurs.

The Company recognized a fair value of $ 84,042 for stock options earned for the nine months ended September 30, 2010.

Basic and Diluted Net Income (Loss) Per Share

Basic and diluted net income (loss) per common share is computed based upon the weighted average common shares outstanding as defined by FASB ASC No. 260, Earnings Per Share. Basic EPS is computed by dividing net income (loss) available to common shareholders (numerator) by the weighted average number of common shares outstanding (denominator) during the period. Diluted EPS gives effect to all dilutive potential common shares outstanding during the period using the treasury stock method and convertible preferred stock using the if-converted method. In computing diluted EPS, the average stock price for the period is used in determining the number of shares estimated to be purchased from the exercise of stock options or warrants. Diluted EPS excludes all dilutive potential shares if their effect is anti-dilutive. The Company’s outstanding stock options were 1,816,112 and warrants were 340,215 on September 30, 2010, of which 30,000 common stock options and 7,715 warrants were excluded from the computation of diluted earnings per share on September 30, 2010 since their effect remains anti-dilutive. Excluded from the Company’s September 30, 2009 computation of diluted earnings per share due to their anti-dilutive effect were 1,463,356 common stock options and 3,060,000 warrants.

E-F-6

Reclassification

Certain amounts from prior periods have been reclassified to conform to the current period presentation.

Revenue Recognition

The Company recognizes revenue over the period the service is performed in accordance with FASB ASC No. 605, Revenue Recognition in Financial Statements. In general, ASC No. 605 requires that four basic criteria must be met before revenue can be recognized: (i) persuasive evidence of an arrangement exists, (ii) delivery has occurred or services rendered, (iii) the fee is fixed and determinable, and (iv) collectability is reasonably assured.

Established billing rates are not the same as actual amounts recovered. They generally do not reflect what the Company is ultimately paid and therefore are not reported in our financial statements. The Company is typically paid amounts based on established charges per procedure with guidance from the annually updated Current Procedural Terminology (“CPT”) guidelines (a code set maintained by the American Medical Association through the CPT Editorial Panel), that designates relative value units (“RVU’s”) and a suggested range of charges for each surgical procedure which is then assigned a CPT code. This fee is discounted to reflect the percentage paid to the Company “using a modifier” recognized by each insurance carrier for surgical assistant services, less deductible, co-pay, and contractual adjustments which are deducted from the calculated surgical assistant fee. The net revenue is recorded at the time the services were rendered.

The Company reports revenues derived from providing licensed and/or certified surgical assistants to assist physicians in surgical procedures, and in emergency surgery (“Service Fees, net”). Additional revenues are derived from contracts with hospitals for 24/7 Surgical Assistant On-Call services (“Contract Fees”).

“Service Fees, net” includes revenues generated from services performed by surgical assistants on the date the services are performed based on established billing rates less allowances for contractual adjustments and uncollectible amounts. These contractual adjustments vary by insurance company and self-pay patients. The Company computes these contractual adjustments and collection allowances based on its historical collection experience.

Completing the paperwork for each case and preparing it for billing takes approximately ten business days after a procedure is performed. The majority of claims are then filed electronically except for those remaining insurance carriers requiring paper filing. An initial response is usually received within four weeks from electronic filing and up to six weeks from paper filing. Responses may be a payment, a denial, or a request for additional information.

Historical collection rates are estimated using the most current prior 12 month historical payment and collection percentages. The Company generally receives 99% of its collections within 12 months from the date of service. Amounts greater than one-year past due are written off as a bad debt. The Company accounts for charge-backs as they occur and records an estimate for expected charge-backs as they are received from insurance companies.

The Company also earns Contract Fees derived from contracts with hospitals for providing surgical assistant twenty-four hour per day On-Call coverage. Contract Fees are invoiced monthly throughout the respective contract period as services are provided and revenue is recognized monthly as the fees are earned.

E-F-7

Allowance for Doubtful Accounts

The Company generally provides for an allowance against accounts receivable for an amount that could become uncollectible whereby such receivables are reduced to their estimated net realizable value. The Company estimates this allowance based on the aging of its accounts receivable, its historical collection experience and other relevant factors. There are various factors that can impact the collection trends, such as changes in the number of uninsured patients, the increased burden of co-payment to be made by patients with insurance and business practices related to collection efforts. These factors continuously change and can have an impact on collection trends and the net revenue estimation process.

The Company evaluates the collectability of its receivables at least quarterly, using various factors including the financial condition and payment history on patient accounts, an overall review of collections experience on accounts and other economic factors or events expected to affect the Company’s future collections experience.

As part of the evaluation discussed above concerning Service Fees and the appropriate collection percentage, the Company determined that an allowance was necessary at September 30, 2010 in the amount of $260,000 compared to an allowance of $260,000 at December 31, 2009. The $260,000 at September 30, 2010 and $260,000 at December 31, 2009 were for estimated chargebacks.

Long-Lived Assets

Long-lived assets and certain identifiable assets related to those assets are periodically reviewed for impairment whenever circumstances and situations change such that there is an indication that the carrying amounts may not be recoverable. If the non-discounted future cash flows of the enterprise are less than their carrying amount, their carrying amounts are reduced to fair value and an impairment loss is recognized. As of September 30, 2010, the Company did not record any impairment of its long-lived assets.

Identifiable Intangible Assets

Intangible assets are stated at cost net of accumulated amortization and impairment. Intangible assets other than goodwill are amortized over their individual estimated useful lives. In March 2009, the Company acquired assets, primarily hospital contracts, of a small surgical assistant services provider and required the owner to enter into an employment and non-compete agreement. The acquired hospital contracts are amortized over the life of the contracts and the non-compete agreement is amortized over the one year life of the agreement. As of September 30, 2010, the Company had recognized $13,667 of amortization expense related to the intangible assets. The intangible assets were fully amortized as of June 30, 2010.

Recent Accounting Pronouncements

In October 2009, the FASB issued an Accounting Standard Update (“ASU”) No. 2009-13, which addresses the accounting for multiple-deliverable arrangements to enable vendors to account for products or services separately rather than as a combined unit and modifies the manner in which the transaction consideration is allocated across the separately identified deliverables. The ASU significantly expands the disclosure requirements for multiple-deliverable revenue arrangements. The ASU will be effective for the first annual reporting period beginning on or after June 15, 2010, and may be applied retrospectively for all periods presented or prospectively to arrangements entered into or materially modified after the adoption date. Early adoption is permitted, provided that the guidance is retroactively applied to the beginning of the year of adoption. The Company does not expect the adoption of ASU No. 2009-13 to have any effect on its financial statements upon its required adoption on January 1, 2011.

E-F-8

In January 2010, the FASB issued guidance to amend the disclosure requirements related to recurring and nonrecurring fair value measurements. The guidance requires new disclosures on the transfers of assets and liabilities between Level 1 (quoted prices in active market for identical assets or liabilities) and Level 2 (significant other observable inputs) of the fair value measurement hierarchy, including the reasons and the timing of the transfers. Additionally, the guidance requires a roll forward of activities on purchases, sales, issuance, and settlements of the assets and liabilities measured using significant unobservable inputs (Level 3 fair value measurements). The guidance became effective for the Company with the reporting period beginning January 1, 2010, except for the disclosure on the roll forward activities for Level 3 fair value measurements, which will become effective for the Company with the reporting period beginning July 1, 2011. Other than requiring additional disclosures, adoption of this new guidance did not have a material impact on the Company’s financial statements.

In February 2010, the FASB issued ASU No. 2010-9, which amends the Subsequent Events Topic of the Accounting Standards Codification to eliminate the requirement for public companies to disclose the date through which subsequent events have been evaluated. The Company will continue to evaluate subsequent events through the date of the issuance of the financial statements; however, consistent with the guidance, this date will no longer be disclosed. ASU 2010-09 does not have any impact on the Company’s results of operations, financial condition or liquidity.

NOTE 2—EQUITY

Dividends

On July 27, 2010, our Board of Directors declared a special dividend of $0.08 per share for each share of our common stock, par value $0.001 per share that was issued and outstanding on August 12, 2010. The dividend was paid on August 30, 2010 in the amount of $1,015,990. We have not yet determined whether we will pay additional dividends in the future.

Stock Options and Warrants

The fair market value of the stock options and warrants at the date of grant was estimated using the Black-Scholes option-pricing model with the following assumptions:

2009
Expected Life	1 to 3 years
Interest Rate	4.14%
Dividend Yield	$0
Volatility	259%
Forfeiture Rate	0

The Company has not issued any new options or warrants in 2010.

Expected life represents the period of time that options are expected to be outstanding and is based on the Company’s historical experience or the simplified method, as permitted by FASB ASC No. 718 where appropriate. The risk-free interest rate is based on U.S. Treasury interest rates at the time of the grant whose term is consistent with the expected life of the stock options.

Expected dividend yield was considered to be $0 in the option pricing formula since the Company had not paid and did not anticipate paying dividends at the time when the options and warrants were granted. Expected volatility is based on the Company’s historical experience. The forfeiture rate was considered to be none insofar as the historical experience of the Company is very limited. As required by ASC No. 718, the Company will adjust the estimated forfeiture rate based upon actual experience.

The Company recognized an expense of $84,042 and $190,375 for common stock options earned during the nine months ended September 30, 2010 and September 30, 2009, respectively.

E-F-9

The following tables summarize all stock option grants as of December 31, 2009, the cancellations as of September 30, 2010 and the related changes during these periods are presented below.

	Number of Options	Weighted Average Exercise Price
Balance at December 31, 2009	3,295,500	$0.54
Cancelled and repurchased	(625,000)	$2.36
Exercised	(854,388)	$0.08

Balance at September 30, 2010	1,816,112	$0.13

Options exercisable on September 30, 2010	135,479	$0.75
Weighted average fair value of options granted during 2010		$—

Of the total options granted, 135,479 are fully vested, exercisable and non-forfeitable as of September 30, 2010.

September 30, 2010 Options Outstanding				Options Exercisable
Range of Exercise Price	Number Outstanding at September 30, 2010	Weighted Average Remaining Contractual Life (Years)	Weighted Average Exercise Price	Number Exercisable at September 30, 2010	Weighted Average Exercise Price
$0.08	1,786,112	1.31	$0.08	105,479	$0.08
$3.10	30,000	1.25	$3.10	30,000	$3.10

December 31, 2009 Options Outstanding				Options Exercisable
Range of Exercise Price	Number Outstanding at December 31, 2009	Weighted Average Remaining Contractual Life (Years)	Weighted Average Exercise Price	Number Exercisable at December 31, 2009	Weighted Average Exercise Price
$0.08	2,640,500	2.06	$0.08	—	—
$2.00 - 2.20	125,000	0.26	$2.13	119,384	$2.12
$2.21 - 3.10	530,000	0.12	$2.46	529,543	$2.46

E-F-10

Warrants

The Company did not issue any warrants in 2009 or in the first nine months of 2010. Changes to the warrants are given below:

	Number of Warrants	Weighted Average Exercise Price
Balance at December 31, 2009	727,715	$0.44
Exercised	(387,500)	$0.50

Balance at September 30, 2010	340,215	$0.54

Warrants exercisable on September 30, 2010	340,215	$0.54

Weighted average fair value of Warrants granted during 2010		$—

Of the total warrants granted, 340,215 are fully vested, exercisable and non-forfeitable.

September 30, 2010 Warrants Outstanding				Warrants Exercisable
Range of Exercise Prices	Number Outstanding at September 30, 2010	Weighted Average Remaining Contractual Life (Years)	Weighted Average Exercise Price	Number Exercisable at September 30, 2010	Weighted Average Exercise Price
$0.10 - 0.75	332,500	1.81	$0.51	332,500	$0.43
$2.00	7,715	1.81	$2.00	7,715	$2.00

December 31, 2009 Warrants Outstanding				Warrants Exercisable
Range of Exercise Prices	Number Outstanding at December 31, 2009	Weighted Average Remaining Contractual Life (Years)	Weighted Average Exercise Price	Number Exercisable at December 31, 2009	Weighted Average Exercise Price

$0.10 - 0.75	720,000	2.56	$0.43	720,000	$0.43
$2.00	7,715	2.56	$2.00	7,715	$2.00

NOTE 3—RELATED PARTY TRANSACTION

On January 21, 2010, the independent members of the Board of Directors upon the recommendation of the Compensation Committee approved and awarded payments of $562,500 to the Company’s officers and directors in exchange for, among other things, the cancellation of options to purchase 625,000 shares of the Company’s common stock.

E-F-11

NOTE 4—COMMITMENTS

On August 17, 2010, the Compensation Committee established performance targets for bonuses related to the Company’s performance in September and October 2010. If the Company’s senior management team achieved these targets, they were to receive bonuses in the aggregate amount of $250,000 in the latter part of November 2010. The Compensation Committee subsequently reviewed the approved bonuses, and while targets were met, determined that the bonuses will not be paid and the members of our senior management have waived all of their rights to receive any such bonuses. The Compensation Committee may establish additional performance goals in the future.

NOTE 5—SUBSEQUENT EVENTS

On October 1, 2010, the Company received an exercise notice for the exercise of 25,000 warrants to purchase on a cashless basis. The Company issued 13,062 shares of common stock in connection with the exercise.

E-F-12

ITEM 2.	MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act of 1934, as amended, which are based on management’s exercise of business judgment as well as assumptions made by and information currently available to, management. When used in this report, the words” may,” “will”, “anticipate,” “believe,” “estimate,” “expect,” “intend” and words of similar import, are intended to identify any forward-looking statements. You should not place undue reliance on these forward-looking statements. These statements reflect our current view of future events and are subject to certain risks and uncertainties as described in this report on Form 10-Q as well as other periodic reports, filed with the Securities and Exchange Commission, and as noted below. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, our actual results could differ materially from those anticipated in these forward-looking statements. We undertake no obligation, and do not intend, to update, revise or otherwise publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof, or to reflect the occurrence of any unanticipated events. Although we believe that our expectations are based on reasonable assumptions, we can give no assurance that our expectations will materialize.

GENERAL

The following Management’s Discussion and Analysis of Financial Condition and Results of Operations highlights the principal factors that have affected our financial condition and results of operations as well as our liquidity and capital resources for the nine months ended September 30, 2010.

We were incorporated in the State of Delaware under the name Renfrew, Inc. on July 22, 2003 as a blank check company as defined under Rule 419 of the Securities Act of 1933, as amended. On August 2, 2005, we filed Articles of Amendment with the State of Delaware changing our name to ASAH Corp. On January 9, 2007, we filed Articles of Amendment with the State of Delaware changing our name to American Surgical Holdings, Inc.

Pursuant to a Stock Purchase Agreement and Share Exchange between us and American Surgical Assistants, Inc. (“ASA”) dated October 10, 2005, we acquired all of the shares of ASA, from Zak Elgamal, our Chief Executive Officer, and Jaime Olmo-Rivas, one of our executive officers. As a result of and in consideration for the issuance of 1,714,286 shares of our common stock to Mr. Elgamal and 1,714,286 shares of our common stock to Mr. Olmo-Rivas, for an aggregate amount of 3,428,572 shares of our common stock, ASA became our wholly owned subsidiary.

Our staff and associates are credentialed and provide services to surgeons and patients at numerous hospitals and surgery centers in Texas, Oklahoma, Georgia and Virginia. We commenced operations in Tennessee in 2010. The majority of our revenue comes in the form of Service Fees paid by third party insurers on behalf of their clients (the patients). A small percentage of our revenue is generated from payments by the patients for deductibles and co-pays not covered by the insurers and payments from patients who are self-insured. We generate additional revenue in the form of fees earned under contracts for “On-Call Coverage” from hospitals and other healthcare facilities. Our agreements with these healthcare facilities usually include an exclusivity arrangement whereby ASA is the only entity entitled to provide surgical assistants within the client facility except under very limited and clearly defined circumstances.

Our cost of revenues includes those costs and expenditures that are incurred directly by or associated with the surgical assistants’ performance of their duties. The following items are included in the cost of revenues:

•	Insurance-workers’ compensation, malpractice, medical and dental;

•	Licenses and permits;

•	Professional contract services;

•	Postage and delivery;

•	Salaries and wages;

•	Payroll taxes; and

•	Telephone and communications.

Critical Accounting Policies

Revenue Recognition

We recognize revenue over the period the service is performed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) No. 605, Revenue Recognition in Financial Statements. In general, ASC No. 605 requires that four basic criteria must be met before revenue can be recognized: (i) persuasive evidence of an arrangement exists, (ii) delivery has occurred or services rendered, (iii) the fee is fixed and determinable, and (iv) collectability is reasonably assured.

Established billing rates are not the same as actual amounts recovered. They generally do not reflect what we are ultimately paid and therefore are not reported in our financial statements. We are typically paid amounts based on established charges per procedure with guidance from the annually updated Current Procedural Terminology (“CPT”) guidelines (a code set maintained by the American Medical Association through the CPT Editorial Panel), that designates relative value units (“RVU’s”) and a suggested range of charges for each surgical procedure which is then assigned a CPT code. This fee is discounted to reflect the percentage paid to us “using a modifier” recognized by each insurance carrier for surgical assistant services, less deductible, co-pay, and contractual adjustments which are deducted from the calculated surgical assistant fee. The net revenue is recorded at the time the services were rendered.

We report revenues derived from providing licensed and/or certified surgical assistants to assist physicians in surgical procedures, and in emergency surgery (“Service Fees, net”). Additional revenues are derived from contracts with hospitals for 24/7 Surgical Assistant On-Call services (“Contract Fees”).

“Service Fees, net” includes revenues generated from services performed by surgical assistants on the date the services are performed based on established billing rates less allowances for contractual adjustments and uncollectible amounts. These contractual adjustments vary by insurance company and self-pay patients. We compute these contractual adjustments and collection allowances based on our historical collection experience.

Completing the paperwork for each case and preparing it for billing takes approximately ten business days after the procedure is performed. The majority of claims are then filed electronically except for those remaining insurance carriers requiring paper filing. An initial response is usually received within four weeks from electronic filing and up to six weeks from paper filing. Responses may be a payment, a denial, or a request for additional information.

Historical collection rates are estimated using the most current prior 12 month historical payment and collection percentages. We generally receive 99% of our collections within 12 months from the date of service. Amounts greater than one-year past due are written off as a bad debt. We account for charge-backs as they occur and record an estimate for known charge-backs as they are received from insurance companies.

We also earn Contract Fees derived from contracts with hospitals for providing surgical assistant twenty-four hour per day On-Call coverage. Contract Fees are invoiced monthly throughout the respective contract period as services are provided and revenue is recognized monthly as the fees are earned.

Other Policies

Our other significant accounting policies are summarized in Note 1 of our Condensed Consolidated Financial Statements, included elsewhere in this report. Policies determined to be significant are those policies that have the greatest impact on our financial statements and require management to use a greater degree of judgment and estimates. Actual results may differ from those estimates. Our management believes that given current facts and circumstances, it is unlikely that applying any other reasonable judgments or estimate methodologies would materially affect on our consolidated results of operations, financial position or liquidity for the periods presented in this annual report.

Recent Accounting Pronouncements

In October 2009, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standard Update (“ASU”) No. 2009-13, which addresses the accounting for multiple-deliverable arrangements to enable vendors to account for products or services separately rather than as a combined unit and modifies the manner in which the transaction consideration is allocated across the separately identified deliverables. The ASU significantly expands the disclosure requirements for multiple-deliverable revenue arrangements. The ASU will be effective for the first annual reporting period beginning on or after June 15, 2010, and may be applied retrospectively for all periods presented or prospectively to arrangements entered into or materially modified after the adoption date. Early adoption is permitted, provided that the guidance is retroactively applied to the beginning of the year of adoption. We do not expect the adoption of ASU No. 2009-13 to have any effect on our financial statements upon its required adoption on January 1, 2011.

In January 2010, the FASB issued guidance to amend the disclosure requirements related to recurring and nonrecurring fair value measurements. The guidance requires new disclosures on the transfers of assets and liabilities between Level 1 (quoted prices in active market for identical assets or liabilities) and Level 2 (significant other observable inputs) of the fair value measurement hierarchy, including the reasons and the timing of the transfers. Additionally, the guidance requires a roll forward of activities on purchases, sales, issuance, and settlements of the assets and liabilities measured using significant unobservable inputs (Level 3 fair value measurements). The guidance became effective for us with the reporting period beginning January 1, 2010, except for the disclosure on the roll forward activities for Level 3 fair value measurements, which will become effective for us with the reporting period beginning July 1, 2011. Other than requiring additional disclosures, adoption of this new guidance did not have a material impact on our financial statements.

In February 2010, the FASB issued ASU No. 2010-9, which amends the Subsequent Events Topic of the Accounting Standards Codification (ASC) to eliminate the requirement for public companies to disclose the date through which subsequent events have been evaluated. We will continue to evaluate subsequent events through the date of the issuance of the financial statements; however, consistent with the guidance, this date will no longer be disclosed. ASU 2010-09 does not have any impact on our results of operations, financial condition or liquidity.

RESULTS OF OPERATIONS FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2010 COMPARED TO THE THREE MONTHS ENDED SEPTEMBER 30, 2009

Operating Results

The table below provides a brief recap of operating results for the three months and nine months ended September 30, 2010 and 2009 expressed as a percentage of Net Revenue.

	FOR THE THREE MONTHS ENDED SEPTEMBER 30,		FOR THE NINE MONTHS ENDED SEPTEMBER 30,
	2010	2009	2010	2009
Revenues, net	100%	100%	100%	100%
Cost of Revenues	(43%)	(33%)	(42%)	(37%)

Gross Profit	57%	67%	58%	63%
Operating Expenses	(32%)	(22%)	(42%)	(28%)

Net Income from Operations	25%	45%	16%	35%
Other (Expense) Income	—	—	—	(2%)

Income from Operations	25%	45%	16%	33%
Provision for Income Taxes	(9%)	(16%)	(5%)	(12%)

Net Income	16%	29%	11%	21%

Revenue: We generated revenue of $6,866,640 for the three months ended September 30, 2010 as compared to $6,724,758 for the three months ended September 30, 2009. The increase in revenue for the three months ended September 30, 2010 as compared to the same period in 2009 was $141,882, or 2.1%. The increase in revenue is due primarily to a 2.6% increase in the number of cases performed by our surgical assistants during the third quarter of 2010 compared to the comparable quarter of 2009. These new cases originated in part due to our provision of services at additional facilities in Georgia and Tennessee during the third quarter of 2010 as compared to the same quarter of 2009. Revenue during the three months ended September 30, 2010, included $247,877 related to services performed in prior periods as compared to $668,077 in the comparable period of 2009. Revenue during the three months ended September 30, 2010, excluding revenue from services performed in prior periods, increased by $562,082 or 8.5% as compared to the comparable period in 2009. Because our revenue recognition policy requires us to make certain estimates with respect to our revenue, we anticipate that our future revenues will continue to be impacted by revenue from services performed in prior periods, which should be considered in comparing our results. Revenue from services performed in prior periods is likely to continue to decline in the future because we have moved our billing services in-house, which has resulted in more timely and efficient processing of services and claims.

Cost of Revenues: Cost of revenues increased to $2,923,009 for the three months ended September 30, 2010 from $2,198,857 for the three months ended September 30, 2009, which represented an increase of $724,152 or 33%. The increase is primarily due to increases in salaries to our surgical assistants, bonuses and payment for overtime services. In addition to salaries, bonuses and other costs related to providing surgical assistant services, cost of revenues includes start-up costs associated with the provision of services to new facilities.

Gross Profit: Gross profit was $3,943,631 for the three months ended September 30, 2010 from $4,525,901 for the three months ended September 30, 2009, which represented a decrease of $582,270. The 13% decrease in gross profit resulted from the increase in cost of revenues. As a percentage of revenue, gross profit margins were 57% for the three months ended September 30, 2010, as compared to 67% for the three months ended September 30, 2009, which represents a decrease of 10%. The decrease in gross profit margin resulted primarily from the increase in revenue offset by a greater increase in the cost of revenues.

Operating Expenses: Operating expenses, which are comprised of general and administrative expense, legal and professional fees, director fees, salaries and rent, increased to $2,208,509 for the three months ended September 30, 2010, from $1,514,003 for the comparable period in 2009, which represented an increase of $694,506, or 46%. During the three months ended September 30, 2010, general and administrative expenses increased by $159,175, or 62%, as compared to the comparable period in 2009. The increase in general and administrative expense is due to an increase in travel expense of $42,549 and $108,600 for professional contract services.

Legal and professional fees and director fees increased to $282,711 and $300,308, respectively for the three months ended September 30, 2010, from $38,526 and $62,390, respectively, for the comparable period in 2009, which represented an increase of $244,185, or 634%, and $237,918, or 381%, respectively. The increase in legal and professional fees and director fees resulted from the creation of the Mergers and Acquisitions Committee of the Board of Directors in the third quarter of 2009 and the evaluation by such committee of potential transactions, which activity increased during 2010. In addition, legal and professional fees also increased as a result of the retention of a law firm to assist the Mergers and Acquisitions Committee to expand the review of all our SEC filings and other regulatory filings, including state filings which were required as a result of the expansion of our business into additional states.

Salaries for the three months ended September 30, 2010 increased to $1,181,269 from $1,131,495 for the comparable period in 2009, representing an increase of $49,774 , or 4%. The increase resulted primarily due to an increase in bonuses, which rose from $527,164 in the quarter ended September 30, 2009 to $667,010 in the quarter ended September 30, 2010. This increase in bonuses was partially offset by a decrease in salaries of approximately $81,000. In August 2010, our Compensation Committee approved performance-based bonuses in the aggregate amount of $250,000 to select members of our senior management based on their potential achievement of certain collection targets for the period between September and October 2010. Although the performance targets have been achieved, the potential recipients of the bonuses have waived all of their rights to receive any such bonuses at this time. The Compensation Committee may establish additional performance goals in the future.

Rent increased by $3,454 as compared to the comparable period in 2009. Rent increased as a result of the annual increases in rent required under the terms of our lease agreement and the departure of our sub-tenant.

Interest Expense: The Company did not have any interest expense in the third quarter of 2010 or in the same quarter of 2009.

Income Tax Expense: We recorded a provision for income tax for the three months ended September 30, 2010 in the amount of $619,571 as compared to a provision for income tax of $1,052,734 for the three months ended September 30, 2009. The decrease in income tax due in 2010 as compared to the income tax due in 2009 is primarily a result of the decrease in net income.

Net Income: Our net income for the three months ended September 30, 2010 was $1,119,152 which represented a decrease of $843,318 or 43%, compared to net income of $1,962,470 for the three months ended September 30, 2009. This decrease was primarily the result of the increase in our cost of revenues, legal and professional fees, director fees and salaries, which were partially offset by the increase in our revenue.

RESULTS OF OPERATIONS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2010 COMPARED TO THE NINE MONTHS ENDED SEPTEMBER 30, 2009

Revenue: We generated revenue of $18,711,908 for the nine months ended September 30, as compared to $16,702,850 for the nine months ended September 30, 2009. The increase in revenue for the nine months ended September 30, 2010 as compared to the same period in 2009 was $2,009,058, or 12%. The increase in revenue is due primarily to a 16% increase in cases performed by our surgical assistants during the first nine months of 2010 compared to the comparable period in 2009. Those new cases originated in part due to our provision of services at additional facilities in Georgia, Virginia, Tennessee, and Texas. Revenue during the nine months ended September 30, 2010 included $247,877 related to services performed in prior periods as compared to $2,295,273 included in the comparable period in 2009. Revenue during the nine months ended September 30, 2010, excluding revenue from services performed in prior periods increased by $4,056,454, or 22% as compared to the comparable period in 2009. Because our revenue recognition policy requires us to make certain estimates with respect to our revenue, we anticipate that our future will continue to be impacted by revenue from services performed in prior periods, which should be considered in comparing our results. Revenue from services performed in prior periods is likely to continue to decline in the future because we have moved our billing services in-house, which has resulted in more timely and efficient processing of services and claims.

Cost of Revenues: Our cost of revenues increased to $7,810,583 for the nine months ended September 30, 2010 from $6,115,198 for the comparable period in 2009, which represented an increase of $1,695,385 or 28%. The increase is primarily due to increases in salaries to our surgical assistants, bonuses and payment for overtime services. In addition to salaries, bonuses and other costs related to providing surgical assistant services, cost of revenues includes start-up costs associated with the provision of services to new facilities.

Gross Profit: Our gross profit was $10,901,325 for the nine months ended September 30, 2010 as compared to $10,587,652 for the nine months ended September 30, 2009, which represented an increase of $313,673 or 3%. This is the result of an increase in net revenue equal to 12% which was partially offset by an increase in cost of revenues increase of 28% for the nine months of 2010 as compared to the same nine months in 2009.

Operating Expenses: Operating expenses, which are comprised of general and administrative expense, legal and professional fees, director fees, salaries and rent, increased to $7,935,302 for the nine months ended September 30, 2010, from $4,751,381 for the comparable period in 2009, which represented an increase of $3,183,921 or 67%.

During the nine months ended September 30, 2010, general and administrative expenses increased by $193,25 9 or 24% as compared to the comparable period in 2009. This increase resulted primarily from a $74,565 increase in franchise tax, $70,972 increase in travel expense and a $32,194 increase in medical insurance expense.

Legal and professional fees and director fees increased by $928,694 and $591,462, respectively, as compared to the comparable period in 2009. The increase in legal and professional fees and director fees resulted from the creation of the Mergers and Acquisitions Committee of the Board of Directors in the third quarter of 2009 and the evaluation by such committee of potential transactions, which activity increased during 2010. In addition, legal and professional fees also increased as a result of the retention of law firm to assist the Mergers and Acquisitions Committee and to expand the review of all our SEC filings and other regulatory filings including state filings which were required as a result of the expansion of our business into additional states.

Salaries for the nine months ended September 30, 2010 increased to $4,982,637 from $3,524,609 for the comparable period in 2009, representing an increase of $1,458,028 or 41%. During 2008, we implemented cost cutting measures, which included a reduction in the salaries paid to management. In addition, our convertible notes were outstanding in 2009, which prohibited us from increasing the compensation and/or benefits payable to certain of our management and key personnel. The convertible notes were repaid in the first and second quarters of 2009. Thereafter, salaries were reinstated to their original levels during the second quarter of 2009. In addition, during the first quarter of 2010, the salaries of our Chief Executive Officer and Chief Operating Officer were increased by 5% as required by the terms of their respective employment agreements. Additionally, we employed 10 additional administrative employees in the past twelve months. Lastly, during the nine months of 2010 we paid performance bonuses in the amount of $2,815,172 as compared to bonuses of $1,381,114 during the comparable period in 2009. In August 2010, our Compensation Committee approved performance-based bonuses in the aggregate amount of $250,000, to select members of our senior management based on their potential achievement of certain performance targets for the period between September and October 2010. Although the performance targets have been achieved, the potential recipients of the bonuses have waived their rights to receive such bonuses at this time. The Compensation Committee may establish performance goals in the future.

Rent increased by $12,478 as compared to the comparable period in 2009. Rent increased as a result of the annual increases in rent required under the terms of our lease agreement and the departure of our sub-tenant.

Interest Expense: Interest expense for the nine months ended September 30, 2010 was $0 compared to $280,583 for the nine months ended September 30, 2009. The decrease in interest expense resulted primarily from the repayment of the convertible notes in March and June 2009 and a note to a related party in March 2009.

Income Tax Expense: We recorded a provision for income tax for the nine months ended September 30, 2010 in the amount of $1,008,715 as compared to a provision for income tax of $2,014,280 for the nine months ended September 30, 2009. The decrease in income tax due in 2010 as compared to the income tax due in 2009 is primarily a result of the decrease in net income and a timing difference due to a change in accounting methods for tax purposes.

Net Income: Our net income for the nine months ended September 30, 2010 was $1,966,407 which represented a decrease of $1,580,358, or 45%, compared to net income of $3,546,765 for the nine months ended September 30, 2009. This decrease was primarily the result of the increase in our cost of revenues, legal and professional fees and salaries, which was partially offset by the increase in our revenue.

LIQUIDITY AND CAPITAL RESOURCES

To date, we have relied primarily upon cash flow from operations, the net proceeds of our convertible note offering completed during 2007 and a promissory note from a related party to finance our operations. Our primary use of cash from operations has been the repayment of our convertible notes, as more fully described below, and payment of our operating expenses.

As a result of various changes implemented in 2008 and our dramatic increase in revenue in 2009, we improved our cash flow dramatically in 2009 and we believe that our cash flow will continue to remain stable or improve in 2010. As of September 30, 2010, we had $3,983,931 in cash and cash equivalents on hand compared to $2,705,488 on hand at December 31, 2009. Our working capital at September 30, 2010 was $6,179,893 compared to $5,530,780 at December 31, 2009. We had a working capital ratio (current assets/current liabilities) as of September 30, 2010 and December 31, 2009 of 5:1. We believe that our cash flows from operations will be sufficient to meet our working capital needs.

On July 27, 2010, our Board of Directors declared a special dividend of $0.08 per share for each share of our common stock, par value $0.001 per share that was issued and outstanding on August 12, 2010. The dividend was paid on August 30, 2010 in the aggregate amount of $1,015,990. We have not yet determined whether we will pay additional dividends in the future.

Although we do anticipate some capital needs in the future to expand our information technology systems in response to our growth, we have not yet established a budget or timeline for such capital improvements. If such capital needs occur in the coming year and are not significant, they will likely be funded from our cash flow from operations. If such capital needs are significant, we would likely seek additional financing to meet them.

Operating Activities: Net cash provided by operating activities was $2,759,206 for the nine months ended September 30, 2010 as compared to net cash provided by operating activities of $4,746,863 during the comparable period in 2009. The $2,759,206 in cash provided by operating activities for the nine months ended September 30, 2010 is primarily a result of $1,966,407 in net income, an increase of $163,922 in prepaid expenses, a decrease in accounts receivable of $259,901 due to better collection efforts, a decrease in federal income tax receivable of $302,024, and an increase of $132,188 in accounts payable and accrued expenses due to an increase in legal fees Net cash provided by operating activities for the nine months ended September 30, 2009 is primarily a result of $3,546,765 in net income, an increase in accrued salaries of $737,741 due to the month end accrual of 15 days more than the 2009 accrual in 2009, and a $214,280 increase in accrued taxes.

Investing Activities: Net cash used in investing activities was $8,123 for the nine months ended September 30, 2010 as compared to net cash provided by investing activities of $323,653 for the comparable period in 2009. During the nine months ended September 30, 2010, we paid $8,123 for an upgrade of the billing software. During the nine months ended September 30, 2009, net cash provided by investing activities was primarily a result of a decrease of $373,653 in restricted cash, which restriction was removed upon payment of our 2007 convertible notes, and the payment of $50,000 for the purchase of hospital contracts and a non-compete agreement.

Financing Activities: Net cash used in financing activities for the nine months ended September 30, 2010 was $1,472,640 as compared to net cash used in financing activities of $2,774,367 in the comparable period in 2009. During the nine months ended September 30, 2010, we received $105,850 as a result of option and warrant exercises, which was offset by the use of $562,500 for payments to our officers and directors, in exchange for, among other things, the cancellation of options to purchase 625,000 shares of our common stock and the use of $1,015,990 for the payment of dividends. During the nine months ended September 30, 2009, we received $90,633 in connection with the exercise of options and warrants, which was offset by the use of $2,715,000 to repay our convertible notes issued in 2007 and $150,000 to repay a note to a related party.

We anticipate continuing to generate positive operating cash flow which, combined with available cash resources, should be sufficient to meet our planned working capital needs, capital expenditures and operating expenses. However, there can be no assurance that we will not require additional capital.

Exercise of Warrants and Options

During the nine months ended September 30, 2010, warrant holders exercised 387,500 warrants to purchase 322,317 shares of our common stock. We realized cash proceeds of $37,500 from the exercise of 50,000 warrants and the remaining 337,500 warrants were exercised using the cashless method.

During the nine months ended September 30, 2010, option holders exercised stock options to purchase 854,388 shares of our common stock for total proceeds to us of $68,350.

Off-Balance Sheet Arrangements

We are not a party to any “off-balance sheet arrangements,” as defined by applicable GAAP and SEC rules.

ITEM 3.	QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

Not required for smaller reporting companies

ITEM 4T.	CONTROLS AND PROCEDURES

Under the supervision and with the participation of our management, including the Chief Executive Officer and Chief Financial Officer, we have evaluated the effectiveness of our disclosure controls and procedures as required by Exchange Act Rule 13a-15(b) as of the end of the period covered by this report. Based on that evaluation, the Chief Executive Officer and Chief Financial Officer have concluded that these disclosure controls and procedures are effective. There were no changes in our internal control over financial reporting during the quarter ended September 30, 2010 that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting.

PART II—OTHER INFORMATION

ITEM 1.	LEGAL PROCEEDINGS .

We have pending actions against several insurance carriers to recover underpayments of amounts due by these carriers that were below their respective contractual commitments to us. We have joined a class action lawsuit with respect to one of the actions. We have settled some of these actions and continue to pursue the remaining actions.

ITEM 1A.	RISK FACTORS .

Not applicable.

ITEM 2.	UNREGISTERED SALES OF EQUITY SECURITIES AND USE OF PROCEEDS

None.

ITEM 3:	DEFAULTS UPON SENIOR SECURITIES

None

ITEM 4.	REMOVED AND RESERVED

None

ITEM 5.	OTHER INFORMATION.

None

ITEM 6.	EXHIBITS.

(a)	Exhibits

Exhibit No.	Description
31.1	Certifications of Chief Executive Officer pursuant to Section 302 of Sarbanes Oxley Act of 2002

31.2	Certifications of Chief financial Officer pursuant to Section 302 of Sarbanes Oxley Act of 2002

32.1	Certifications of Chief Executive Officer pursuant to Section 906 of Sarbanes Oxley Act of 2002

32.2	Certifications of Chief financial Officer pursuant to Section 906 of Sarbanes Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN SURGICAL HOLDINGS, INC.

Date: November 19, 2010	By:	/S/ ZAK W. ELGAMAL
Zak W. Elgamal,
Chairman and Chief Executive Officer and Principal Executive Officer

Date: November 19, 2010	By:	/S/ JAMES A. LONGAKER
James A. Longaker,
Chief Financial Officer and Principal Accounting Officer

AMERICAN SURGICAL HOLDINGS, INC.

SPECIAL MEETING OF STOCKHOLDERS

                    , 2011

10:00 a.m. Central Time

            [Street Address]

            [City, State]

Proxy solicited by the Board of Directors for a Special Meeting on                     , 2011.

Please sign, date and return this proxy in the enclosed postage pre-paid envelope.

The undersigned hereby appoints                      and                     , or either of them, as proxies, each with full power of substitution, to represent and to vote the stock of American Surgical Holdings, Inc. of the undersigned at the Special Meeting of Stockholders of American Surgical Holdings, Inc., to be held at                     , on                     , 2011, at 10:00 a.m., Central Time, and/or at any adjournment or postponement of the Special Meeting, in the manner indicated on the reverse side, all in accordance with and as more fully described in the Notice of Special Meeting and accompanying Proxy Statement for the Special Meeting, receipt of which is hereby acknowledged. The Board of Directors recommends a vote FOR approval and adoption of the Merger Agreement and the Merger and FOR approval of the adjournment proposal.

See next page for voting instructions.

AMERICAN SURGICAL HOLDINGS, INC.

IMPORTANT

Your vote is important. Regardless of the number of shares of American Surgical Holdings, Inc. common stock you own, please sign, date and promptly mail the enclosed proxy in the accompanying postage-paid envelope. Please refer to the instructions on your proxy card or voting instruction form that accompanied this proxy statement.

Please vote by proxy at your earliest convenience.

If you have any questions or need assistance in voting your shares, please call:

American Surgical Holdings, Inc.

Henry Y. L. Toh, Lead Independent Director

(713) 779-9800

To vote Your Proxy by Mail

Mark, sign and date your proxy card and return it in the postage-paid envelope provided or return it to American Surgical Holdings, Inc. (the “Company”), Attention: Corporate Secretary, 10039 Bissonnet, Suite 250, Houston, Texas 77036-7852.

The board of directors recommends a vote FOR Proposal 1 and 2.

1.	To consider and vote upon a proposal to adopt and approve the Agreement and Plan of Merger, dated December 20, 2010, by and among the Company, AH Holdings, Inc., an affiliate of Great Point Partners I, L.P., and AH Merger Sub, Inc., a wholly owned subsidiary of AH Holdings, pursuant to which AH Merger Sub has agreed to merge with and into the Company, with the Company continuing as the surviving corporation in the merger as a privately held entity, whereby (i) each share of common stock issued and outstanding immediately prior to the effective date of the merger (other than (x) any common stock owned directly or indirectly by AH Holdings or the Company or any of their respective subsidiaries, including the Rollover Shares (as defined in the Merger Agreement) and (y) any Dissenting Shares (as defined in the Merger Agreement)), shall be converted into and represent the right to receive an amount equal to $2.87 per share, in cash, subject to adjustment as provided in the Merger Agreement and the Additional Per Share Merger Consideration (as defined in the Merger Agreement), without interest (and less applicable withholding taxes).

FOR	AGAINST	ABSTAIN

2.	To approve the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies in support of Proposal 1 if there are insufficient votes at the time of the special meeting to adopt the Merger Agreement.

FOR	AGAINST	ABSTAIN

3.	To consider and transact such other business as may properly come before the special meeting or any adjournment or postponement thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE THIS PROXY WILL BE VOTED FOR PROPOSAL 1 and 2. IF ANY OTHER BUSINESS IS PRESENTED, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE AFOREMENTIONED PROXIES.

Signature                                         Signature                                         Date                    , 2011

Note: Please sign exactly as your name(s) appears on the proxy. If the shares are held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

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